UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-10325

VANECK ETF TRUST
(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017
(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation
666 THIRD AVENUE, NEW YORK, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: APRIL 30

Date of reporting period: APRIL 30, 2023

Item 1.	Report to Shareholders

ANNUAL REPORT April 30, 2023

CEF Muni Income ETF	XMPT
High Yield Muni ETF	HYD
HIP Sustainable Muni ETF	SMI
Intermediate Muni ETF	ITM
Long Muni ETF	MLN
Muni Allocation ETF	MAAX
Short High Yield Muni ETF	SHYD
Short Muni ETF	SMB

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of April 30, 2023.

VANECK ETFs

PRESIDENT’S LETTER

April 30, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways.” The three major forces—monetary policy, government spending and economic growth—are negative or muted. This is still my view despite events in the last few months, discussed at the end of this letter.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

There are three things investors are facing, none of which is particularly positive for financial assets.

1. Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but declined dramatically in 2022, to low levels. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just short of $8.3 trillion in March.1 The Fed has only shrunk its balance sheet once before, so we are facing an unknown.

Commodity prices and the Consumer Price Index (“CPI”) receive much focus, but I think what the Fed is really fighting is wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. I think the Fed knows it can’t control oil prices or supply chain directly, but it wants to manage this wage inflation psychology.

Services typically don’t reflect the price of commodities and, in 2022, we saw services inflation increase significantly. That’s not slowing down, and this is a battle the Fed is fighting that I think will last for an extended period of time.

2. Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase this year. The Republicans, who won control of the House of Representatives, are looking to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation, so we’re unlikely to see another big stimulus spending bill regardless of who controls government.

3. Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, U.S. and China have been the two main pillars of global growth. While China has loosened its Draconian domestic COVID-19 restrictions, and I think there will be a growth surge, the growth may be more domestic and consumer-led, which may not stimulate global growth as much as it has in recent decades.

The range in China growth estimates is from low (1% to 3%) to “high” (4% to 5%). In coming years, we will likely have to look to India, Indonesia and Africa to take up the baton as pillars of higher percentage global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this has been our favorite asset class to buy. (See What to Buy? Bonds. When? Now.2) Because of higher interest rates, bonds

1

VANECK ETFs

PRESIDENT’S LETTER

(unaudited) (continued)

can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

Outlook

My basic outlook hasn’t changed. There were two unexpected monetary stimuli in early 2023, but I think both are temporary. The first was the wave of money from Asia at year-end: Japanese bond buying of approximately $600 billion and Chinese money supply growth post-COVID-19. The second monetary stimulus was the credit the Fed provided to banks during the mini-bank crisis of March. I’m worried that the bank crisis will lead to a contraction of credit, but this may be offset by China reopening. Also, I think it is important to note that substantially less credit flows to the real economy from banks (through loans they continue to hold) and much more through alternative credit funds. These funds typically don’t offer daily liquidity, so any credit crunch is likely to be extenuated over several quarters. So, I don’t see these two events as significantly changing the “sideways” trajectory of 2023.

The only “new” thought is that, while I think the Fed won’t stimulate for a while, this is a good time to get positioned in assets that would benefit from that stimulus, namely gold and BTC (bitcoin).

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the twelve month period ended April 30, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

CEO and President

VanEck ETF Trust

May 17, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.3 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 Barron’s: The Fed’s Balance Sheet Is Shrinking Again. What That Means for Stocks., April 26, 2023, https://www.barrons.com/articles/fed-stocks-balance-sheet-banking-turmoil-cf781ef0

2 What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/.

3 https://www.vaneck.com/us/en/subscribe/

2

VANECK ETFs

MANAGEMENT DISCUSSION

April 30, 2023 (unaudited) (unaudited)

CEF Muni Income ETF

The CEF Muni Income ETF lost 4.53% over the prior 12 months due both to the significant widening of municipal closed-end fund (CEF) discounts and price decreases in the underlying bonds themselves. During the period, the discount at which CEFs traded fluctuated hugely.

The fund is affected by the discount or premium of closed end funds to their NAV. Starting the fund’s fiscal year at a discount of 7.04% on May 2, 2022, the discount narrowed to a high of 3.11% on August 15, 2022. Thereafter, however, the discount then widened meaningfully to 12.41% on March 27, 2023 and ended the fiscal year on April 28 having narrowed a little to 10.80%.

High Yield Muni ETF/Short High Yield Muni ETF

In the High Yield Muni ETF, healthcare, industrial revenue and education sectors contributed the most to the fund’s loss of 3.11%. In terms of state/U.S. territory, California detracted by far the most from performance and Puerto Rico contributed the most positively to performance, but even then, only minimally.

The local and state sectors were the largest contributors to the 0.43% gain recorded by the Short High Yield Muni ETF, with the hospitals and pollution control sectors detracting the most from performance. In terms of state/U.S. territory, Illinois contributed the most positively to performance and Pennsylvania was the greatest detractor from the fund’s performance.

HIP Sustainable Muni ETF

The HIP Sustainable Muni ETF recorded a 1.74% gain over the 12 months period. The state, local and tax sectors contributed the most to performance, while only the toll & turnpike sector detracted from performance. In terms of state/U.S. territory, California, New York and Massachusetts contributed the most positively to performance and Arizona detracted the most, but then only minimally, to the fund’s performance.

Intermediate Muni ETF

In terms of state/U.S. territory, municipal bonds from California and New York contributed the most to the fund’s total return of 3.59%. Four states detracted from the fund’s total return but each only minimally. The state, local and tax sectors contributed the most to the fund’s performance. The health sector detracted, but only minimally.

Long Muni ETF

The tax, water & sewer and state sectors contributed most to the fund’s gain of 0.40% for the 12 month period. The health sector detracted the most from performance. In terms of state/U.S. territory, municipal bonds issued by California, New York and Illinois contributed the most to performance. Florida, Maryland, Michigan, Missouri and Pennsylvania detracted the most from performance.

Muni Allocation ETF

The Muni Allocation ETF returned 0.08% over the 12 month period versus 2.60% for the ICE US Broad Municipal Index. The largest contributors to the fund’s performance were intermediate- and short-term bonds. The greatest detractors from performance were high-yield and long-term bonds.

Short Muni ETF

Among short municipal bonds, the state, local, tax and refunded sectors contributed the most to the return of the fund, which overall gained 1.82% for the year. No one sector contributed negatively to performance. In terms of state/U.S. territory, California, New York and Texas contributed the most to the total return of the fund. While no state or U.S. territory detracted from performance, South Dakota contributed the least.

Returns based on funds’ net asset values (NAVs).

3

VANECK CEF MUNI INCOME ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	CEFMXTR[1]	US00[2]	LBUSTRUU[3]
One Year	(4.11)%	(4.53)%	(4.12)%	(0.57)%	(0.43)%
Five Year	1.23%	1.23%	1.65%	1.19%	1.18%
Ten Year	2.04%	2.04%	2.42%	1.34%	1.32%

[1]	S-Network Municipal Bond Closed-End Fund IndexSM (CEFMXTR) is a rules based index intended to serve as a benchmark for closed-end funds listed in the U.S. that are principally engaged in asset management processes designed to produce federally tax-exempt annual yield. The Index employs a modified total net assets weighting methodology designed to provide investment exposure across the various business segments that together comprise the federally tax-exempt annual yield sector of the closed-end fund market.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

On September 1, 2022, the US00 replaced the Bloomberg US Aggregate Bond Index (LBUSTRUU) as the broad-based benchmark index. The US00 is more representative of broad US market exposure.

[3]	LBUSTRUU is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

4

VANECK HIGH YIELD MUNI ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MHYX[1]	US00[2]	LBUSTRUU[3]
One Year	(2.47)%	(3.11)%	0.22%	(0.57)%	(0.43)%
Five Year	0.21%	0.15%	2.91%	1.19%	1.18%
Ten Year	1.92%	1.84%	3.90%	1.34%	1.32%

[1]	ICE Broad High Yield Crossover Municipal Index (MHYX) is comprised of lower-rated and unrated U.S. dollar denominated tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.

From December 1, 2022 forward, the index data reflects that of the Fund’s underlying index, MHYX.

Index data from March 1, 2022 to November 30, 2022 reflects that of the ICE High Yield Crossover Municipal Bond Transition Index (MXYT), an interim index that gradually increased exposure to securities based on their weightings in MHYX and proportionally reduced exposure to certain component securities of the Bloomberg Barclays Municipal Custom High Yield Composite Index (LMEHTR).

Index data prior to March 1, 2022 reflects that of the LMEHTR.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

On September 1, 2022, the US00 replaced the Bloomberg US Aggregate Bond Index (LBUSTRUU) as the broad-based benchmark index. The US00 is more representative of broad US market exposure.

[3]	LBUSTRUU is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

5

VANECK HIP SUSTAINABLE MUNI ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MUNI[1]
One Year	1.62%	1.74%	2.60%
Life*	(4.15)%	(4.12)%	(3.50)%

*	Inception of Fund: 9/8/21; First Day of Secondary Market Trading: 9/9/21.

[1]	ICE US Broad Municipal Index (MUNI) tracks the performance of US dollar denominated investment grade tax-exempt debt publicly issued by the United States and its territories, and their political subdivisions, in the US domestic market.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

6

VANECK INTERMEDIATE MUNI ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MBNI[1]	US00[2]	LBUSTRUU[3]
One Year	3.79%	3.59%	3.91%	(0.57)%	(0.43)%
Five Year	1.94%	1.90%	2.42%	1.19%	1.18%
Ten Year	1.96%	1.98%	2.58%	1.34%	1.32%

[1]	ICE Intermediate AMT-Free Broad National Municipal Index (MBNI) is comprised of intermediate maturity U.S. dollar denominated investment grade tax exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.

From December 1, 2022 forward, the index data reflects that of the Fund’s underlying index, MBNI.

Index data from March 1, 2022 to November 30, 2022 reflects the ICE Intermediate AMT-Free Broad National Municipal Transition Index (MIBT), an interim index that gradually increased exposure to securities based on their weightings in MBNI and proportionally reduced exposure to certain component securities of the Bloomberg Barclays AMT-Free Intermediate Continuous Municipal Index (LMT2TR).

Index data prior to March 1, 2022 reflects that of LMT2TR.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

On September 1, 2022, the US00 replaced the Bloomberg US Aggregate Bond Index (LBUSTRUU) as the broad-based benchmark index. The US00 is more representative of broad US market exposure.

[3]	LBUSTRUU is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

7

VANECK LONG MUNI ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MBNL[1]	US00[2]	LBUSTRUU[3]
One Year	1.99%	0.40%	1.18%	(0.57)%	(0.43)%
Five Year	1.13%	0.93%	1.88%	1.19%	1.18%
Ten Year	1.95%	1.86%	2.78%	1.34%	1.32%

[1]	ICE Long AMT-Free Broad National Municipal Index (MBNL) is comprised of long maturity U.S. dollar denominated investment grade tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.

From December 1, 2022 forward, the index data reflects that of the Fund’s underlying index, MBNL.

Index data from March 1, 2022 to November 30, 2022 reflects that of the ICE Long AMT-Free Broad National Municipal Transition Index (MLBT), an interim index that gradually increased exposure to securities based on their weightings in MBNL and proportionally reduced exposure to certain component securities of the Bloomberg Barclays AMT-Free Long Continuous Municipal Index (LMT3TR).

Index data prior to March 1, 2022 reflects that of LMT3TR.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

On September 1, 2022, the US00 replaced the Bloomberg US Aggregate Bond Index (LBUSTRUU) as the broad-based benchmark index. The US00 is more representative of broad US market exposure.

[3]	LBUSTRUU is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

8

VANECK MUNI ALLOCATION ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MUNI[1]	LMBITR[2]
One Year	(0.10)%	0.08%	2.60%	2.87%
Life*	(1.74)%	(1.72)%	0.88%	0.83%

*	Inception of Fund: 5/15/19; First Day of Secondary Market Trading: 5/16/19.

[1]	ICE US Broad Municipal Index (MUNI) tracks the performance of US dollar denominated investment grade tax-exempt debt publicly issued by the United States and its territories, and their political subdivisions, in the US domestic market.

On September 1, 2022, MUNI replaced the Bloomberg Municipal Bond Index (LMBITR) as the primary performance benchmark index. The MUNI is more representative of broad tax-exempt market exposure.

[2]	LMBITR is considered representative of the broad market for investment grade, tax-exempt municipal bonds with a maturity of at least one year.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

9

VANECK SHORT HIGH YIELD MUNI ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MIHX[1]	US00[2]	LBUSTRUU[3]
One Year	2.17%	0.43%	2.32%	(0.57)%	(0.43)%
Five Year	1.47%	1.29%	3.31%	1.19%	1.18%
Life*	1.87%	1.78%	3.63%	1.69%	1.65%

*	Inception of Fund: 1/13/14; First Day of Secondary Market Trading: 1/14/14.

[1]	ICE 1-12 Year Broad High Yield Crossover Municipal Index (MIHX) is comprised of lower-rated and unrated U.S. dollar denominated tax-exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.

From December 1, 2022 forward, the index data reflects that of the Fund’s underlying index, MIHX.

Index data from March 1, 2022 to November 30, 2022 reflects that of the ICE 1-12 Year Broad High Yield Crossover Municipal Bond Transition Index (MXIT), an interim index that gradually increased exposure to securities based on their weightings in MIHX and proportionally reduced exposure to certain component securities of the Bloomberg Barclays Municipal High Yield Short Duration Index (BMHYTR). Index data prior to March 1, 2022 reflects that of the BMHYTR.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

On September 1, 2022, the US00 replaced the Bloomberg US Aggregate Bond Index (LBUSTRUU) as the broad-based benchmark index. The US00 is more representative of broad US market exposure.

[3]	LBUSTRUU is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

10

VANECK SHORT MUNI ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MBNS[1]	US00[2]	LBUSTRUU[3]
One Year	1.71%	1.82%	2.14%	(0.57)%	(0.43)%
Five Year	1.21%	1.18%	1.45%	1.19%	1.18%
Ten Year	0.77%	0.84%	1.25%	1.34%	1.32%

[1]	ICE Short AMT-Free Broad National Municipal Index (MBNS) is comprised of short maturity U.S. dollar denominated investment grade tax exempt debt publicly issued in the U.S. domestic market by U.S. states and territories as well as their political subdivisions.

From December 1, 2022 forward, the index data reflects that of the Fund’s underlying index, MBNS.

Index data from March 1, 2022 to November 30, 2022 reflects the ICE Short AMT-Free Broad National Municipal Transition

Index (MSBT), an interim index that gradually increased exposure to securities based on their weightings in MBNS and proportionally reduced exposure to certain component securities of the Bloomberg Barclays AMT-Free Short Continuous Municipal Index (LMT1TR).

Index data prior to March 1, 2022 reflects that of LMT1TR.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

On September 1, 2022, the US00 replaced the Bloomberg US Aggregate Bond Index (LBUSTRUU) as the broad-based benchmark index. The US00 is more representative of broad US market exposure.

[3]	LBUSTRUU is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 12 for more information.

11

VANECK ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees, if any. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

CEFMXTR is published by S-Network Global Indexes, LLC (“S-Network”). MHYX, MXYT, MBNI, MIBT, MBNL, MLBT, MIHX, MXIT, MBNS, MSBT, MUNI and US00 are published by ICE Data Indices, LLC (“ICE Data”) and its affiliates. LMEHTR, LMT2TR, LMT3TR, LMBITR, BMHYTR, LMT1TR and LBUSTRUU are published by Bloomberg Finance L.P. and its affiliates (“Bloomberg”). Bloomberg, ICE Data and S-Network are referred to herein as the “Index Providers”. Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

12

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2022, to April 30, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period November 1, 2022 - April 30, 2023(a)
CEF Muni Income ETF
Actual	$1,000.00	$1,102.50	0.41%	$2.14
Hypothetical (b)	$1,000.00	$1,022.76	0.41%	$2.06
High Yield Muni ETF
Actual	$1,000.00	$1,070.10	0.35%	$1.80
Hypothetical (b)	$1,000.00	$1,023.06	0.35%	$1.76
HIP Sustainable Muni ETF
Actual	$1,000.00	$1,065.80	0.24%	$1.23
Hypothetical (b)	$1,000.00	$1,023.60	0.24%	$1.20
Intermediate Muni ETF
Actual	$1,000.00	$1,075.90	0.24%	$1.24
Hypothetical (b)	$1,000.00	$1,023.60	0.24%	$1.20
Long Muni ETF
Actual	$1,000.00	$1,109.80	0.24%	$1.26
Hypothetical (b)	$1,000.00	$1,023.60	0.24%	$1.20
Muni Allocation ETF
Actual	$1,000.00	$1,073.50	0.08%	$0.41
Hypothetical (b)	$1,000.00	$1,024.40	0.08%	$0.40
Short High Yield Muni ETF
Actual	$1,000.00	$1,045.40	0.35%	$1.78
Hypothetical (b)	$1,000.00	$1,023.06	0.35%	$1.76
13

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period November 1, 2022 - April 30, 2023(a)
Short Muni ETF
Actual	$1,000.00	$1,028.80	0.20%	$1.01
Hypothetical (b)	$1,000.00	$1,023.80	0.20%	$1.00

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended April 30, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
14

VANECK CEF MUNI INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Number of Shares	Value
CLOSED-END FUNDS: 99.9% (a)
Alliance Bernstein National Municipal Income Fund, Inc.	219,889	$2,368,205
Blackrock Investment Quality Municipal Trust, Inc.	96,703	1,136,260
BlackRock Long-Term Municipal Advantage Trust	70,466	714,525
BlackRock MuniAssets Fund, Inc.	209,454	2,165,754
BlackRock Municipal 2030 Target Term Trust	383,597	8,197,468
BlackRock Municipal Income Fund, Inc.	554,575	6,372,067
BlackRock Municipal Income Quality Trust	181,974	2,096,341
BlackRock Municipal Income Trust	338,934	3,406,287
BlackRock Municipal Income Trust II	334,309	3,516,931
BlackRock MuniHoldings Fund, Inc.	396,404	4,681,531
BlackRock MuniHoldings Quality Fund II, Inc.	168,980	1,671,212
BlackRock MuniVest Fund II, Inc.	161,419	1,711,041
BlackRock MuniVest Fund, Inc.	477,324	3,264,896
BlackRock MuniYield Fund, Inc.	319,897	3,371,714
BlackRock MuniYield Quality Fund II, Inc.	154,641	1,586,617
BlackRock MuniYield Quality Fund III, Inc.	461,516	5,132,058
BlackRock MuniYield Quality Fund, Inc.	498,173	5,883,423
BNY Mellon Municipal Bond Infrastructure Fund, Inc.	97,691	1,089,255
BNY Mellon Municipal Income, Inc.	160,183	1,009,153
BNY Mellon Strategic Municipal Bond Fund, Inc.	374,624	2,195,297
BNY Mellon Strategic Municipals, Inc.	409,938	2,590,808
Delaware Investments National Municipal Income Fund	83,206	866,175
DWS Municipal Income Trust	302,431	2,628,125
Eaton Vance Municipal Bond Fund	487,314	5,019,334
Eaton Vance Municipal Income 2028 Term Trust	56,915	1,054,066
	Number of Shares	Value
Eaton Vance Municipal Income Trust	268,973	$2,743,525
Eaton Vance National Municipal Opportunities Trust	72,070	1,255,459
Invesco Advantage Municipal Income Trust II	297,517	2,555,671
Invesco Municipal Income Opportunities Trust	171,942	1,108,166
Invesco Municipal Opportunity Trust	456,074	4,360,067
Invesco Municipal Trust	372,129	3,579,881
Invesco Quality Municipal Income Trust	356,427	3,475,163
Invesco Trust for Investment Grade Municipals	363,126	3,565,897
Invesco Value Municipal Income Trust	315,534	3,836,893
MFS High Income Municipal Trust	242,626	856,470
MFS Municipal Income Trust	316,110	1,650,094
Neuberger Berman Municipal Fund, Inc.	128,072	1,362,686
Nuveen AMT-Free Municipal Credit Income Fund	1,402,172	16,545,630
Nuveen AMT-Free Municipal Value Fund	96,315	1,332,036
Nuveen AMT-Free Quality Municipal Income Fund	1,472,445	16,358,864
Nuveen Dynamic Municipal Opportunities Fund	231,667	2,462,620
Nuveen Municipal Credit Income Fund	1,141,223	13,318,072
Nuveen Municipal Credit Opportunities Fund	257,321	2,853,690
Nuveen Municipal High Income Opportunity Fund	512,120	5,530,896
Nuveen Municipal Value Fund, Inc.	958,956	8,438,813
Nuveen Quality Municipal Income Fund	1,408,422	16,154,600
Nuveen Select Tax-Free Income Portfolio	182,518	2,655,637
PIMCO Municipal Income Fund	100,935	1,000,266
PIMCO Municipal Income Fund II	248,364	2,272,531
PIMCO Municipal Income Fund III	132,616	1,079,494

See Notes to Financial Statements

15

VANECK CEF MUNI INCOME ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Pioneer Municipal High Income Advantage Fund, Inc.	182,479	$1,476,255
Pioneer Municipal High Income Fund Trust	174,104	1,528,633
Pioneer Municipal High Income Opportunities Fund, Inc.	126,553	1,351,586
Putnam Managed Municipal Income Trust	181,915	1,100,586
Putnam Municipal Opportunities Trust	126,330	1,299,936
Western Asset Managed Municipals Fund, Inc.	325,313	3,292,168
Total Closed-End Funds: 99.9% (Cost: $248,479,329)		204,130,828
Other assets less liabilities: 0.1%		269,452
NET ASSETS: 100.0%		$204,400,280

Footnotes:

(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https://www.sec.gov.

Summary of Investments by Sector	% of Investments	Value
Financials	100.0%	$204,130,828

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Closed-End Funds	$204,130,828	$—	$—	$204,130,828

See Notes to Financial Statements

16

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Par (000’s	)	Value
MUNICIPAL BONDS: 98.0%
Alabama: 2.2%
Alabama Special Care Facilities Financing Authority, Methodist Home for Aging (RB)
5.25%, 06/01/25	$315		$309,945
5.75%, 06/01/26 (c)	2,000		1,699,099
5.75%, 06/01/26 (c)	1,400		1,310,740
6.00%, 06/01/26 (c)	5,900		5,048,672
Alabama State Port Authority Docks Facilities, Series A (RB) (AGM) 5.00%, 10/01/27 (c)	1,000		1,052,552
Hoover Industrial Development Board, United States Steel Corp. Project (RB) 6.38%, 11/01/30 (p)	1,180		1,298,985
Hoover Industrial Development Board, United States Steel Corp. Project (RB) (SD CRED PROG) 5.75%, 10/01/29 (c)	12,540		12,733,886
Jefferson County, Sewer Revenue, Series D (RB)
6.00%, 10/01/23 (c)	10,000		10,575,833
6.50%, 10/01/23 (c)	9,000		9,532,272
Jefferson County, Sewer Revenue, Series E (RB)
0.00%, 10/01/23 (c) ^	60		24,408
0.00%, 10/01/23 (c) ^	100		47,931
Montgomery Alabama Medical Clinic Board of Health Care Facility, Jackson Hospital and Clinic (RB) 5.00%, 03/01/26 (c)	1,350		1,344,462
Southeast Energy Authority, A Cooperative District Commodity Supply, Project No.2, Series B (RB) 4.00%, 12/01/31 (c) (p)	1,000		992,578
Sumter County, Alabama Industrial Development Authority Exempt Facilities, Enviva, Inc. Project (RB) 6.00%, 07/15/32 (c) (p)	13,500		12,177,689
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Series A (RB) 4.50%, 05/01/29 (c)	3,204		2,938,738
			61,087,790
Alaska: 0.1%
Northern Tobacco Securitization Corp., Series A (RB) 4.00%, 06/01/31 (c)	1,500		1,327,450
	Par (000’s	)	Value
Alaska (continued)
Northern Tobacco Securitization Corp., Series B-2 (RB) 0.00%, 06/01/31 (c) ^	$3,000		$380,655
			1,708,105
American Samoa: 0.2%
American Samoa Economic Development Authority, Series A (RB)
5.00%, 09/01/31 (c)	4,250		4,225,716
6.50%, 09/01/28	250		267,527
6.62%, 09/01/25 (c)	1,000		1,047,680
			5,540,923
Arizona: 2.5%
Arizona Industrial Development Authority Education Facility, Leman Academy of Excellence Projects, Series A (RB) 4.50%, 07/01/29 (c)	1,000		893,856
Arizona Industrial Development Authority Education Facility, Leman Academy of Excellence, East Tucson and Central Tucson Projects, Series A (RB) 4.00%, 07/01/24 (c)	500		471,193
Arizona Industrial Development Authority, Academies of Math and Science, Series B (RB) 5.00%, 01/01/27 (c)	200		202,724
Arizona Industrial Development Authority, American Charter School Foundation Project (RB)
6.00%, 07/01/27 (c)	2,940		2,987,178
6.00%, 07/01/27 (c)	1,320		1,358,971
Arizona Industrial Development Authority, Arizona Agribusiness and Equine Center, Inc. Project, Series B (RB) 5.00%, 09/01/27 (c)	1,545		1,488,125
Arizona Industrial Development Authority, Basis School Project, Series A (RB)
5.12%, 07/01/26 (c)	250		250,091
5.25%, 07/01/26 (c)	500		475,667
Arizona Industrial Development Authority, Basis School Project, Series D (RB)
5.00%, 07/01/27 (c)	270		247,998
5.00%, 07/01/27 (c)	515		464,704
Arizona Industrial Development Authority, Basis School Project, Series G (RB) (AGM) 5.00%, 07/01/27 (c)	500		459,256

See Notes to Financial Statements

17

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Arizona (continued)
Arizona Industrial Development Authority, Benjamin Franklin Charter School Projects, Series A (RB) 5.25%, 07/01/28 (c)	$1,000		$942,309
Arizona Industrial Development Authority, Education Facility, Series A (RB)
4.00%, 07/01/31 (c)	1,500		1,177,825
5.25%, 07/01/23 (c)	2,650		2,623,661
5.50%, 07/01/23 (c)	2,100		1,997,554
Arizona Industrial Development Authority, Kaizen Education Project (RB) 5.70%, 07/01/26 (c)	1,000		1,009,113
Arizona Industrial Development Authority, Legacy Cares, Inc. Project, Series A (RB) (AGM) 6.62%, 07/01/27 (d) *	1,000		650,000
Arizona Industrial Development Authority, Legacy Cares, Inc. Project, Series C (RB) (AGM) 6.75%, 07/01/27 (c) (d) *	2,000		1,300,000
Arizona Industrial Development Authority, Pinecrest Academy of Northern Nevada Project, Series A (RB) 4.50%, 07/15/25 (c)	500		487,034
Arizona Industrial Development Authority, Somerset Academy of Las Vegas, Series A (RB) 4.00%, 12/15/29 (c)	1,400		1,019,202
City of Phoenix Civic Improvement Corp., Series B (RB) (BAM-TCRS ST AID WITHHLDG) 5.00%, 07/01/29 (c)	6,990		7,256,303
Glendale Industrial Development Authority, Beatitudes Campus Project (RB)
4.00%, 11/15/24 (c)	250		235,025
5.00%, 11/15/24 (c)	1,000		859,357
Glendale Industrial Development Authority, Royal Oaks Inspirata Pointe Project, Series A (RB) 5.00%, 05/15/26 (c)	1,340		1,103,854
Industrial Development Authority of the City of Phoenix, Basis Schools, Inc. Project, Series A (RB)
4.00%, 07/01/25	315		309,482
5.00%, 07/01/25 (c)	500		464,537
5.00%, 07/01/25 (c)	900		902,866
5.00%, 07/01/25 (c)	1,000		923,809
	Par (000’s	)	Value
Arizona (continued)
Industrial Development Authority of the City of Phoenix, Downtown Student Housing, Series A (RB) 5.00%, 07/01/28 (c)	$750		$755,036
Industrial Development Authority of the City of Phoenix, Legacy Traditional School Project (RB) 5.00%, 07/01/25 (c)	2,320		2,119,613
Industrial Development Authority of the City of Phoenix, Legacy Traditional School Project, Series A (RB) 5.00%, 07/01/26 (c)	750		739,225
Maricopa County Arizona Industrial Development Authority, Commercial Metals Company Project (RB) 4.00%, 01/01/26 (c)	5,830		4,839,632
Maricopa County Industrial Development Authority, Benjamin Franklin Charter School Projects, Series A (RB) 6.00%, 07/01/28 (c)	1,000		1,020,774
Maricopa County Industrial Development Authority, Legacy Traditional Schools Projects, Series A (RB) (SD CRED PROG)
5.00%, 07/01/29 (c)	1,400		1,427,382
5.00%, 07/01/29 (c)	1,300		1,330,729
Maricopa County Industrial Development Authority, Legacy Traditional Schools Projects, Series B (RB)
5.00%, 07/01/29 (c)	500		481,187
5.00%, 07/01/29 (c)	500		438,067
5.00%, 07/01/29 (c)	1,990		1,776,856
Maricopa County Industrial Development Authority, Paradise School Project (RB) 5.00%, 07/01/26 (c)	1,750		1,649,261
Peoria Industrial Development Authority, Sierra Winds Life Care Community Project, Series A (RB) 5.00%, 11/15/24 (d) *	255		233,464
Phoenix Arizona Industrial Development Authority, Falcon Properties LLC, Project, Series A (RB) 4.15%, 12/01/31 (c)	5,000		3,828,471
Phoenix Arizona Industrial Development Authority, Guam Facilities Foundation, Inc. Project (RB) 5.12%, 02/01/24 (c)	1,000		1,001,296

See Notes to Financial Statements

18

	Par (000’s	)	Value
Arizona (continued)
Phoenix Arizona Industrial Development Authority, Provident Group - Falcon Properties LLC, Project, Series A (RB) 4.00%, 12/01/31 (c)	$1,000		$781,114
Pima County Industrial Development Authority, American Leadership Academy Project (RB) 5.62%, 06/15/25 (c)	1,250		1,251,022
Pima County Industrial Development Authority, Edkey Charter Schools Project (RB)
5.25%, 07/01/26 (c)	250		249,763
5.38%, 07/01/26 (c)	250		237,704
5.50%, 07/01/26 (c)	250		237,602
Pima County, Industrial Development Authority, Edkey Charter School Project (RB) 5.00%, 07/01/26 (c)	1,000		1,009,047
Salt Verde Financial Corp. (RB)
5.00%, 12/01/37	9,605		9,964,241
5.25%, 12/01/24	305		309,206
5.25%, 12/01/25	265		271,565
5.25%, 12/01/27	215		224,864
5.25%, 12/01/28	245		258,908
Tempe Industrial Development Authority, Friendship Village of Tempe (RB) 5.00%, 12/01/26 (c)	355		289,579
Tempe Industrial Development Authority, Mirabella at ASU Project, Series A (RB)
6.00%, 10/01/27 (c)	1,200		851,023
6.12%, 10/01/27 (c)	600		366,158
			70,504,483
Arkansas: 0.9%
Arkansas Development Finance Authority, Big River Steel Project (RB)
4.50%, 09/01/26 (c)	20,570		18,461,949
4.75%, 09/01/27 (c)	5,000		4,665,380
Arkansas Development Finance Authority, Environmental Improvement, United States Steel Corporation Project (RB) 5.45%, 09/01/25 (c)	3,000		2,995,391
			26,122,720
California: 12.1%
Alameda Corridor Transportation Authority, Second Subordinate Lien, Series B (RB)
5.00%, 10/01/26 (c)	5,000		5,135,156
5.00%, 10/01/26 (c)	3,000		3,119,234
5.00%, 10/01/26 (c)	1,650		1,708,024
	Par (000’s	)	Value
California (continued)
5.00%, 10/01/26 (c)	$2,230		$2,299,798
Anaheim Community Facilities District No. 08-1 (ST)
4.00%, 09/01/23 (c)	615		574,098
4.00%, 09/01/23 (c)	420		380,414
4.00%, 09/01/23 (c)	160		158,552
Anaheim Public Financing Authority, Anaheim Public Improvement Project, Series A (RB) (BAM) 5.00%, 09/01/27 (c)	2,000		2,136,209
Antelope Valley Healthcare District, Series A (RB) 5.25%, 03/01/26 (c)	1,480		1,517,334
California Community Choice Financing Authority, Clean Energy Project, Series A-1 (RB) 5.00%, 08/01/29 (c) (p)	1,000		1,061,434
California Community Choice, Financing Authority Clean Energy Project, Series B-1 (RB) 4.00%, 08/01/31 (c) (p)	1,500		1,513,905
California Community College Financing Authority, Orange Coast College Project (RB) 5.25%, 05/01/28 (c)	1,695		1,711,295
California Community Housing Agency Senior Essential Housing, Series A-1 (RB) (AGM) 3.00%, 08/01/32 (c)	3,000		1,937,815
California Community Housing Agency, Essential Housing, Arbors, Series A (RB) 5.00%, 08/01/30 (c)	3,100		2,865,740
California Community Housing Agency, Essential Housing, Creekwood, Series A (RB) 4.00%, 08/01/31 (c)	11,735		9,060,609
California Community Housing Agency, Essential Housing, Glendale Properties, Series A-1 (RB) 4.00%, 08/01/31 (c)	8,150		6,640,765
California Community Housing Agency, Essential Housing, Glendale Properties, Series A-2 (RB) 3.00%, 08/01/31 (c)	4,000		2,666,217
California Community Housing Agency, Essential Housing, Glendale Properties, Series A-2 (RB) (AGM) 4.00%, 08/01/32 (c)	3,000		2,149,873

See Notes to Financial Statements

19

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
California Community Housing Agency, Essential Housing, Mira Vista Hills Apartments, Series A (RB) 4.00%, 08/01/31 (c)	$2,000		$1,375,801
California Community Housing Agency, Essential Housing, Serenity at Larkspur, Series A (RB) 5.00%, 02/01/30 (c)	3,000		2,488,408
California Community Housing Agency, Essential Housing, Summit at Sausalito Apartments, Series A-2 (RB) 4.00%, 08/01/32 (c)	2,000		1,500,475
California Community Housing Agency, Series A-1 (RB) 4.00%, 08/01/31 (c)	4,500		3,715,685
California Community Housing Agency, Stoneridge Apartments, Series A (RB) 4.00%, 02/01/31 (c)	6,000		4,456,112
California County Tobacco Securitization Agency, Alameda County Tobacco Asset Securitization Corp. (RB) 5.88%, 05/30/23 (c)	15		15,232
California County Tobacco Securitization Agency, Golden Gate Tobacco, Series A (RB) 5.00%, 05/15/23 (c)	15		14,662
California County Tobacco Securitization Agency, Series A (RB) 4.00%, 06/01/30 (c)	1,170		1,085,782
California Health Facilities Financing Authority, Children’s Hospital, Series A (RB)
4.00%, 08/15/27 (c)	250		229,219
4.20%, 08/15/27 (c)	500		498,552
5.00%, 08/15/27 (c)	460		479,354
5.00%, 08/15/27 (c)	990		1,014,397
California Health Facilities Financing Authority, Sutter Health, Series A (RB) 5.00%, 11/15/27 (c)	590		608,636
California Housing Finance Agency, Series A (RB)
3.50%, 11/20/35	969		918,496
4.00%, 03/20/33	3,782		3,777,085
California Infrastructure & Economic Development Bank, California Science Center Phase III Project, Series A (RB) 4.00%, 11/01/31 (c)	2,300		2,084,320
	Par (000’s	)	Value
California (continued)
California Infrastructure & Economic Development Bank, California State Teachers Retirement System (RB) 5.00%, 08/01/29 (c)	$1,085		$1,234,083
California Infrastructure & Economic Development Bank, Charter School Portfolio Project, Series A-1 (RB) 5.00%, 07/01/30 (c)	1,000		772,333
California Infrastructure & Economic Development Bank, Wonderful Foundations Charter School Portfolio Project, Series A-1 (RB) 5.00%, 01/01/31 (c)	2,500		1,923,082
California Municipal Finance Authority, Azusa Pacific University Project, Series B (RB) (NATL) 5.00%, 04/01/25 (c)	1,910		1,787,502
California Municipal Finance Authority, California Baptist University, Series A (RB)
5.50%, 11/01/25 (c)	500		504,284
6.12%, 11/01/23 (c)	1,000		1,011,244
California Municipal Finance Authority, Charter School Santa Rosa Academy Project, (RB) 5.00%, 07/01/32 (c)	1,000		886,463
California Municipal Finance Authority, CHF-Davis I, LLC - West Village Student Housing Project (RB) 5.00%, 11/15/28 (c)	500		518,318
California Municipal Finance Authority, CHF-Davis I, LLC - West Village Student Housing Project (RB) (BAM) 4.00%, 11/15/28 (c)	150		143,205
California Municipal Finance Authority, CHF-Davis II, LLC - Orchard Park Student Housing Project (RB) (BAM)
3.00%, 05/15/31 (c)	3,650		2,834,793
4.00%, 05/15/31 (c)	5,000		4,714,271
California Municipal Finance Authority, CHF-Davis II, LLC - Orchard Park Student Housing Project, Series A (RB) (BAM) 4.00%, 05/15/31 (c)	1,500		1,462,695
California Municipal Finance Authority, Community Medical Centers, Series A (RB) 4.00%, 02/01/27 (c)	1,165		1,121,475

See Notes to Financial Statements

20

	Par (000’s	)	Value
California (continued)
California Municipal Finance Authority, Eisenhower Medical Center, Series A (RB)
5.00%, 07/01/27 (c)	$250		$265,422
5.00%, 07/01/27 (c)	200		212,367
California Municipal Finance Authority, John Adams Academies Lincoln Project, Series A (RB)
5.00%, 10/01/27 (c)	500		444,708
5.00%, 10/01/27 (c)	500		483,668
5.00%, 10/01/27 (c)	500		456,295
California Municipal Finance Authority, Julian Charter School Project, Series A (RB) 5.62%, 03/01/25 (c)	2,390		2,231,975
California Municipal Finance Authority, LINXS APM Project, Series A (RB)
5.00%, 06/30/28 (c)	500		533,060
5.00%, 06/30/28	65		69,292
5.00%, 06/30/28 (c)	600		639,633
5.00%, 06/30/28 (c)	2,490		2,538,616
California Municipal Finance Authority, LINXS APM Project, Series A (RB) (AGM)
3.00%, 06/30/28 (c)	1,950		1,877,924
5.00%, 06/30/28 (c)	700		736,079
5.00%, 06/30/28 (c)	1,000		1,034,386
5.00%, 06/30/28 (c)	1,035		1,102,268
California Municipal Finance Authority, Northbay Healthcare Group, Series A (RB) 5.25%, 11/01/26 (c)	230		227,062
California Municipal Finance Authority, Palmdale Aerospace Academy, Series A (RB)
5.00%, 07/01/26 (c)	500		468,744
5.00%, 07/01/28 (c)	1,000		894,126
5.00%, 07/01/28 (c)	130		124,456
California Municipal Finance Authority, Social Bonds - Healthright 360, Series A (RB) 5.00%, 11/01/29 (c)	2,000		1,949,920
California Municipal Finance Authority, UCR Dundee-Glasgow Student Housing Project (RB) (BAM) 4.00%, 11/15/28 (c)	250		238,676
California Municipal Finance Authority, United Airlines, Inc., International Airport Project (RB) 4.00%, 07/15/29	19,000		18,529,915
	Par (000’s	)	Value
California (continued)
California Pollution Control Financing Authority, Poseidon Resources LP Desalination Project (RB) (ACA) 5.00%, 07/01/23 (c)	$1,500		$1,500,589
California Pollution Control Financing Authority, Solid Waste Disposal, CalPlant I Project (RB)
7.00%, 07/01/22 (d) *	1,000		50,000
7.50%, 12/01/29 (c) (d) *	7,000		350,000
7.50%, 05/30/23 (c) (d) *	10,500		525,000
8.00%, 07/01/27 (c) (d) *	6,635		331,750
California Pollution Control Financing Authority, Solid Waste Disposal, CalPlant I Project (RB) (SAW) 7.50%, 07/01/32 (d) *	1,000		130,000
California Pollution Control Financing Authority, Water Furnishing Poseidon Resources (Channelside) LP Desalination Project (RB)
5.00%, 07/01/23 (c)	2,500		2,499,865
5.00%, 07/01/33 (c)	1,000		1,046,183
5.00%, 07/01/33 (c)	1,000		1,042,023
California Public Finance Authority, Enso Village Project, Series A (RB) 5.00%, 06/01/27 (c)	400		361,568
California Public Finance Authority, Enso Village Project, Series B (RB) 3.12%, 11/15/23 (c)	1,000		924,010
California Public Finance Authority, NCCD-Claremont Properties LLC, Series A (RB)
5.00%, 07/01/27 (c)	300		289,957
5.00%, 07/01/27 (c)	1,000		964,814
5.00%, 07/01/27	110		106,787
5.00%, 07/01/27 (c)	485		469,446
California School Finance Authority, Charter School Facility, Grimmway School, Series A (RB) 5.00%, 07/01/26 (c)	2,000		2,013,816
California School Finance Authority, Charter School, John Adams Academies, Series A (RB) 5.00%, 07/01/30 (c)	1,000		897,048
California School Finance Authority, Hawking Steam Charter School Project (RB) 5.50%, 07/01/29 (c)	1,000		982,554
California School Finance Authority, NCCD-Santa Rosa Properties LLC, Series A (RB) 4.00%, 11/01/31 (c)	2,700		1,999,025

See Notes to Financial Statements

21

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
4.00%, 11/01/31 (c)	$1,000		$756,154
California School Finance Authority, River Springs Charter School Project, Series A (RB)
5.00%, 07/01/27 (c)	1,000		873,196
6.38%, 07/01/25 (c)	4,425		4,767,599
California School Finance Authority, Rocketship Education, Series A (RB)
5.12%, 06/01/26 (c)	250		231,592
5.25%, 06/01/26 (c)	250		232,762
California Statewide Communities Development Authority, Baptist University, Series A (RB)
3.50%, 11/01/27	1,500		1,436,592
5.00%, 11/01/27 (c)	1,000		995,222
6.38%, 11/01/23 (c)	1,000		1,008,526
California Statewide Communities Development Authority, College Housing (RB) 5.25%, 07/01/29 (c)	250		228,143
California Statewide Communities Development Authority, Daughters of Charity Health System, Series A (RB)
5.50%, 05/30/23 (c)	32		29,679
5.75%, 05/30/23 (c)	6		5,678
California Statewide Communities Development Authority, Daughters of Charity Health System, Series H (RB) 5.75%, 05/30/23 (c)	1		833
California Statewide Communities Development Authority, Irvine East Campus Armaments, CHF-Irvine, LLC (RB)
5.00%, 05/15/26 (c)	545		558,704
5.00%, 05/15/26 (c)	385		397,557
California Statewide Communities Development Authority, John Muir Health, Series A (RB) 5.00%, 12/01/27 (c)	2,305		2,380,023
California Statewide Communities Development Authority, Lancer Educational Student Housing Project, Series A (RB) 5.00%, 06/01/29 (c)	435		423,730
California Statewide Communities Development Authority, Lancer Plaza Project (RB) 5.62%, 11/01/23 (c)	75		75,227
	Par (000’s	)	Value
California (continued)
California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A (RB)
5.00%, 06/01/26 (c)	$1,595		$1,614,916
5.00%, 06/01/26 (c)	12,445		12,402,897
5.00%, 06/01/26 (c)	350		361,077
5.25%, 12/01/24 (c)	5,300		5,307,789
5.25%, 12/01/24 (c)	1,740		1,777,023
5.25%, 06/01/26 (c)	10,000		9,588,332
5.25%, 06/01/28 (c)	1,000		972,927
5.50%, 12/01/24 (c)	20,180		20,147,647
5.50%, 06/01/28 (c)	7,500		7,464,277
California Statewide Communities Development Authority, Methodist Hospital of Southern California (RB) 5.00%, 01/01/28 (c)	2,000		2,123,587
California Statewide Communities Development Authority, Provident Group Pomona Properties LLC, Series A (RB)
5.00%, 06/01/26 (c)	3,230		3,093,175
5.75%, 05/30/23 (c)	125		124,996
California Statewide Communities Development Authority, University of California, Irvine East Campus Apartments (RB) 3.50%, 05/15/26 (c)	615		570,942
California Statewide Communities Development Authority, University of California, Irvine East Campus Apartments, Phase IV-A (RB) 5.00%, 05/15/27 (c)	3,170		3,194,442
California Statewide Financing Authority, Pooled Tobacco Securitization Program, Series B (RB) 6.00%, 05/30/23 (c)	3,175		3,226,723
California Statewide Financing Authority, Pooled Tobacco Securitization Program, Series C (RB) 6.00%, 05/30/23 (c)	900		914,659
City of Fontana, Community Facilities District No. 90 (ST) 4.00%, 09/01/28 (c)	500		432,600
City of Fremont, Community Facilities District No. 1 (ST) 5.00%, 09/01/25 (c)	250		253,827
City of Irvine, Community Facilities District No. 2013-3 (ST)
4.00%, 09/01/23 (c)	250		251,555
4.00%, 09/01/23 (c)	230		232,396

See Notes to Financial Statements

22

	Par (000’s	)	Value
California (continued)
4.00%, 09/01/23 (c)	$250		$252,215
City of Irvine, Reassessment District No. 15-2 (SA) 5.00%, 09/02/25 (c)	750		760,634
City of Oroville Hospital (RB) 5.25%, 04/01/29 (c)	2,500		2,148,348
City of Rancho Cordova, Sunridge Anatolia community Facilities District No. 2003-1 (ST) 4.00%, 09/01/26 (c)	180		175,094
City of Rocklin, Community Facilities District No. 10 (ST) 5.00%, 09/01/25 (c)	810		825,453
City of Roseville, Fiddyment Ranch Community Facilities District No. 1 (ST)
3.75%, 09/01/27 (c)	500		477,272
5.00%, 09/01/27 (c)	155		163,507
City of Roseville, Fiddyment Ranch Community Facilities District No. 5 (ST) 5.00%, 09/01/27 (c)	3,450		3,513,699
City of Roseville, Westpark Community Facility District No. 1 (ST) 5.00%, 09/01/25 (c)	200		204,641
City of San Clemente, Facilities District No. 2006-1 (ST) 5.00%, 09/01/25 (c)	1,045		1,060,997
CMFA Special Finance Agency I, Essential Housing, Series A-2 (RB) 4.00%, 04/01/31 (c)	2,000		1,430,711
CMFA Special Finance Agency VII Essential Housing, The Breakwater Apartments, Series A-1 (RB) 3.00%, 08/01/31 (c)	3,000		1,999,663
CMFA Special Finance Agency VII, Essential Housing, Series A-2 (RB) 4.00%, 08/01/31 (c)	1,985		1,531,394
CMFA Special Finance Agency VIII, Essential Housing, Series A-1 (RB) 3.00%, 08/01/31 (c)	6,650		4,408,925
CMFA Special Finance Agency XII, Essential Housing, Series A-2 (RB) 4.38%, 02/01/32 (c)	1,000		786,474
CMFA Special Finance Agency, Essential Housing, Series A-1 (RB) 4.00%, 02/01/32 (c)	2,500		2,061,692
Compton Public Finance Authority (RB)
4.00%, 09/01/24 (c)	1,000		982,403
4.50%, 09/01/24 (c)	1,585		1,551,811
	Par (000’s	)	Value
California (continued)
County of Los Angeles Community Facilities District No 2021-01 (ST) 5.00%, 09/01/29 (c)	$1,000		$1,016,029
CSCDA Community Improvement Authority Essential Housing, Acacia on Santa Rosa Creek, Series A (RB) (NATL) 4.00%, 10/01/31 (c)	1,000		813,415
CSCDA Community Improvement Authority, Atlanta-Glendale, Series A-1 (RB) 3.50%, 10/01/31 (c)	1,000		754,623
CSCDA Community Improvement Authority, Atlanta-Glendale, Series A-2 (RB) 4.00%, 10/01/31 (c)	7,750		5,782,486
CSCDA Community Improvement Authority, City Anaheim, Series A (RB) 5.00%, 01/01/31 (c)	3,000		2,469,612
CSCDA Community Improvement Authority, City of Orange Portfolio, Series A-2 (RB) 3.00%, 12/01/31 (c)	2,000		1,335,368
CSCDA Community Improvement Authority, Essential Housing Mezzanine Lien, Series B (RB)
4.00%, 04/01/32 (c)	1,000		695,176
4.00%, 05/01/32 (c)	1,500		1,047,320
CSCDA Community Improvement Authority, Essential Housing, The Link Glendale, Series A-1 (RB) 3.00%, 07/01/31 (c)	1,000		734,922
CSCDA Community Improvement Authority, Essential Housing, Westgate Phase, Series A-2 (RB) 3.12%, 06/01/31 (c)	3,000		1,975,830
CSCDA Community Improvement Authority, Link-Glendale, Series A-2 (RB) 4.00%, 07/01/31 (c)	5,350		3,829,234
CSCDA Community Improvement Authority, Millennium South Bay-Hawthorne, Series A-1 (RB) 3.25%, 07/01/32 (c)	2,000		1,353,483
CSCDA Community Improvement Authority, Monterey Station Apartments, Series A-1 (RB) 3.00%, 07/01/32 (c)	2,500		1,893,085

See Notes to Financial Statements

23

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
CSCDA Community Improvement Authority, Parallel-Anaheim, Series A (RB) 4.00%, 08/01/31 (c)	$2,000		$1,502,591
CSCDA Community Improvement Authority, Park Crossing Apartments, Series B (RB) 4.00%, 06/01/32 (c)	1,000		736,960
CSCDA Community Improvement Authority, Pasadena Portfolio, Series B (RB) 4.00%, 12/01/31 (c)	1,000		722,491
CSCDA Community Improvement Authority, Vineyard Gardens Apartments, Series B (RB) 4.00%, 04/01/32 (c)	500		361,663
CSCDA Community Improvement Authority, Wood Creek Apartments, Series A-2 (RB) 4.00%, 06/01/32 (c)	2,000		1,498,718
Dublin Community Facilities District No 2015-1 (ST)
5.00%, 09/01/26 (c)	500		510,873
5.00%, 09/01/26 (c)	500		507,151
5.00%, 09/01/26 (c)	500		519,740
5.00%, 09/01/27 (c)	1,150		1,194,066
5.00%, 09/01/27 (c)	485		494,337
Folsom Ranch Financing Authority (ST)
5.00%, 09/01/27 (c)	1,100		1,155,625
5.00%, 09/01/27 (c)	2,000		2,050,252
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Series B-1 (RB) 3.95%, 07/15/27 (c)	100		90,873
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Series B-2 (RB) 3.50%, 07/15/29 (c)	475		396,175
Golden State Tobacco Securitization Corp., California Tobacco Settlement, Series A-1 (RB) 5.00%, 12/01/31 (c)	2,000		2,095,058
Golden State Tobacco Securitization Corp., California Tobacco Settlement, Series B-2 (RB) 0.00%, 12/01/31 (c) ^	51,000		5,656,818
Independent Cities Finance Authority, Mobil Home Park, Series A (RB) 3.75%, 10/15/26 (c)	250		197,468
	Par (000’s	)	Value
California (continued)
Lake Elsinore Public Financing Authority, Local Agency (ST) 5.00%, 09/01/25 (c)	$405		$413,272
Lammersville Joint Unified School District, Mountain House School Facilities (ST) 5.00%, 09/01/25 (c)	1,000		1,023,543
Lincoln Public Financing Authority, Twelve Bridges, Series B (SA) 6.00%, 05/30/23 (c)	37		37,070
MSR Energy Authority, Series A (RB)
6.12%, 11/01/29	455		489,721
6.50%, 11/01/39	6,200		7,274,582
Orange County Community Facilities District No. 1, Series A (ST)
4.25%, 08/15/25 (c)	975		975,719
5.25%, 08/15/25 (c)	455		463,511
Palm Desert California Improvement, Section 29 Assessment District No. 2004-02 (SA) 4.00%, 09/02/28 (c)	1,200		1,149,812
Palomar Health (RB) 5.00%, 11/01/26 (c)	250		261,895
Palomar Pomerado Health, Series A (GO) (NATL) 0.00%, 08/01/25 ^	125		115,605
Perris Union High School District Financing Authority (ST) 5.00%, 03/01/25 (c)	1,000		1,011,648
Poway Unified School District Public Financing Authority, Series A (ST) 5.00%, 09/01/25 (c)	750		774,115
River Islands Public Financing Authority, Community Facilities District No. 2003-1, Series A-1 (ST) 5.00%, 09/01/26 (c)	500		508,830
Romoland School District No. 2004-1 (ST) 5.00%, 09/01/25 (c)	500		506,332
Roseville California Special Tax, The Ranch at Sierra Vista (ST) (AGM) 4.00%, 09/01/27 (c)	1,000		864,582
Sacramento County, Community Facilities District No. 2005-2 (ST)
5.00%, 09/01/26 (c)	495		502,424
5.00%, 09/01/26 (c)	345		351,971
San Diego County Regional Airport Authority, Series A (RB) 5.00%, 07/01/31 (c)	745		799,611

See Notes to Financial Statements

24

	Par (000’s	)	Value
California (continued)
San Diego County, California Regional Airport, Series A (RB) 4.00%, 07/01/31 (c)	$1,050		$1,036,365
San Francisco California City & County Airport Commission International Airport, SFO Fuel Company LLC, Series A (RB) 5.00%, 01/01/29 (c)	1,475		1,525,272
San Francisco City & County, International Airport, Series A (RB) (BAM-TCRS) 5.00%, 05/01/24 (c)	4,750		4,771,525
San Jacinto Unified School District Financing Authority (ST) 5.00%, 09/01/26 (c)	300		306,595
San Joaquin Hills Transportation Corridor Agency, Junior Lien Toll Road, Series A (RB) 5.00%, 01/15/25 (c)	500		518,990
San Joaquin Hills Transportation Corridor Agency, Junior Lien Toll Road, Series B (RB) 5.25%, 01/15/25 (c)	200		203,158
San Joaquin Hills Transportation Corridor Agency, Senior Lien Toll Road, Series A (RB) 4.00%, 01/15/32 (c)	2,000		1,879,595
San Joaquin Hills Transportation Corridor Agency, Toll Road, Series A (RB) (NATL)
0.00%, 01/15/25 ^	1,000		939,509
0.00%, 01/15/32 ^	145		103,925
0.00%, 01/15/36 ^	105		61,600
Saugus Hart School Facilities Financing Authority, Community Facilities District No. 2006-1 (ST) 5.00%, 03/01/26 (c)	500		507,502
Thousand Oaks, California Community Facilities, District No. 1994-1 (ST) 5.38%, 09/01/23 (c)	1,035		1,041,613
Tobacco Securitization Authority of Northern California (RB) 4.00%, 12/01/30 (c)	4,500		4,124,133
Tobacco Securitization Authority of Northern California, Sacramento County Tobacco Settlement, Series B-2 (RB) 0.00%, 12/01/30 (c) ^	20,000		3,382,952
	Par (000’s	)	Value
California (continued)
Tobacco Securitization Authority of Southern California, Series A (RB) 5.00%, 12/01/29 (c)	$1,495		$1,549,155
Tobacco Securitization Authority of Southern California, Series B (RB) 4.00%, 12/01/30 (c)	1,205		1,181,694
Tustin Community Facilities District, Series A (ST)
5.00%, 09/01/25 (c)	100		101,093
5.00%, 09/01/25 (c)	100		101,509
Val Verde Unified School District (ST) 5.00%, 03/01/25 (c)	750		762,998
Western Hills Water District, Diablo Grande Community Facilities District No. 1 (ST)
4.00%, 09/01/21 (d) *	850		280,500
5.30%, 09/01/23 (c) (d) *	530		174,900
William S. Hart Union High School District No. 2015-1 (ST) 5.00%, 09/01/26 (c)	445		453,414
			340,071,082
Colorado: 3.0%
Arista Metropolitan District in the City and County of Broomfield, Series A (GO) 5.00%, 12/01/23 (c)	500		487,589
Arkansas River Power Authority, Power Supply System, Series A (RB) 5.00%, 10/01/28 (c)	2,010		2,016,557
Base Village Metropolitan District No. 2, Series A (GO) 5.75%, 05/30/23 (c)	1,000		1,002,738
Brighton Crossing Metropolitan District No. 6, Series A (GO)
5.00%, 12/01/25 (c)	500		456,251
5.00%, 12/01/25 (c)	500		477,928
Broadway Station Metropolitan District No. 3, Series A (GO) 5.00%, 06/01/24 (c)	1,425		1,107,311
Centerra Metropolitan District No 1 in Larimer County, Colorado, Series A (GO) 5.00%, 12/01/25 (c)	1,000		868,941
Centerra Metropolitan District No. 1 (TA)
5.00%, 05/30/23 (c)	500		493,475
5.00%, 05/30/23 (c)	500		453,766
5.00%, 05/30/23 (c)	500		475,408
City and County of Denver, United Airlines, Inc. Project (RB) 5.00%, 10/01/23 (c)	10,195		10,206,163

See Notes to Financial Statements

25

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Colorado (continued)
City of Fruita, Colorado Healthcare Canyons Hospital and Medical Center, Series B (RB) 5.50%, 01/01/28 (c)	$2,250		$2,034,517
Clear Creek Transit Metropolitan District No. 2, Colorado, Series A (GO) 5.00%, 12/01/26 (c)	1,000		867,031
Colorado Bridge Enterprise, Central 70 Project (RB) 4.00%, 12/31/27 (c)	2,700		2,415,944
Colorado Crossing Metropolitan District No. 2, Series A-2 (GO) 5.00%, 12/01/25 (c)	3,000		2,619,580
Colorado Educational and Cultural Facilities Authority, Loveland Classical Schools Project, Thompson School District R2-J (RB) 5.00%, 07/01/26 (c)	1,000		896,215
Colorado Educational and Cultural Facilities Authority, Rocky Mountain Classical Academy Project (RB) 5.00%, 10/01/27 (c)	500		458,860
Colorado Health Facilities Authority, CommonSpirit Health, Series A-1 (RB) 4.00%, 08/01/29 (c)	510		499,511
Colorado Health Facilities Authority, CommonSpirit Health, Series A-2 (RB)
3.25%, 08/01/29 (c)	5		3,635
4.00%, 08/01/29 (c)	4,735		4,294,470
5.00%, 08/01/29 (c)	2,000		2,066,009
Colorado Health Facilities Authority, Covenant Retirement Communities, Inc., Series A (RB) 5.00%, 06/01/25 (c)	1,000		1,010,895
Colorado Health Facilities Authority, Senior Living Second Tier, American Eagle Portfolio Project Series B-1 (RB) 2.00%, 07/01/32 (c)	536		134,040
Colorado High Performance Transportation Enterprise, C-470 Express Lanes (RB)
5.00%, 12/31/24 (c)	3,250		3,172,152
5.00%, 12/31/24 (c)	350		344,578
Creekwalk Marketplace Business Improvement District, Series A (RB)
5.50%, 12/01/26 (c)	500		446,685
5.75%, 12/01/26 (c)	500		436,914
	Par (000’s	)	Value
Colorado (continued)
Crowfoot Valley Ranch Metropolitan District No. 2, Series A (GO) 5.62%, 12/01/23 (c)	$1,000		$1,002,972
Fountain Urban Renewal Authority, South Academy Highlands Project, Series A (TA)
4.50%, 11/01/25 (c)	820		768,883
5.25%, 11/01/25 (c)	2,345		2,259,736
5.50%, 11/01/25 (c)	1,865		1,781,333
Green Valley Ranch East Metropolitan District No. 6, Series A (GO) 5.88%, 09/01/25 (c)	1,000		963,380
Jefferson Center Metropolitan District No. 1, Series A-2 (RB) 4.38%, 12/01/23 (c)	1,000		816,678
Kinston Metropolitan District No. 5, Series A (GO) 5.12%, 12/01/25 (c)	1,000		801,990
Painted Prairie Public Improvement Authority (RB) 5.00%, 12/01/24 (c)	1,000		961,000
Peak Metropolitan District No. 1, El Paco County, Series A (GO) 4.00%, 03/01/26 (c)	540		460,517
Prairie Center Metropolitan District No. 3, Adams County, Series A (RB) 5.00%, 12/15/26 (c)	4,000		3,945,899
Public Authority for Colorado Energy Natural Gas (RB) 6.50%, 11/15/38	2,000		2,397,831
Puerto Rico Sales Tax Financing Corp., Series A-2 (RB) 3.62%, 06/01/26 (c)	981		722,872
Rampart Range Metropolitan District No. 5, Colorado Limited Tax Supported and Special Bonds (RB) 4.00%, 10/01/26 (c)	5,750		4,042,138
Regional Transportation District, Denver Transit Partners Eagle P3 Project, Series A (RB) 4.00%, 07/15/39	1,500		1,425,847
Regional Transportation District, Denver Transit Partners Eagle P3 Project, Series B (RB) 4.00%, 07/15/40	1,615		1,517,089
Rocky Mountain Rail Park Metropolitan District, Series A (GO)
5.00%, 03/01/26 (c)	2,000		1,152,260
5.00%, 03/01/26 (c)	1,000		671,191

See Notes to Financial Statements

26

	Par (000’s	)	Value
Colorado (continued)
Southglenn Metropolitan District (GO) 5.00%, 05/30/23 (c)	$1,000		$936,843
Southlands Metropolitan District No. 1, Series A-1 (GO) 5.00%, 12/01/27 (c)	1,200		1,127,471
Sterling Ranch Community Authority Board, Colorado Limited Tax, Series A (RB) 4.25%, 12/01/25 (c)	1,000		786,783
Transport Metropolitan District No. 3 (GO)
5.00%, 03/01/26 (c)	4,000		3,220,670
5.00%, 03/01/26 (c)	4,200		3,767,859
Tree Farm Metropolitan District, Eagle County, Colorado (GO) 4.75%, 12/01/26 (c)	2,000		1,712,647
Velocity Metropolitan District No. 3 (GO)
5.12%, 12/01/23 (c)	500		498,036
5.38%, 12/01/23 (c)	1,500		1,494,656
Verve Metropolitan District No. 1 (GO) 5.00%, 03/01/26 (c)	1,025		1,011,052
Windler Public Improvement Authority, Series A-1 (RB) (BAM)
4.00%, 09/01/26 (c)	1,000		760,113
4.00%, 09/01/26 (c)	1,000		693,148
4.12%, 09/01/26 (c)	2,980		1,820,743
			83,268,800
Connecticut: 0.6%
Bridgeport Housing Authority, Energy Performance Equipment (RB) 5.60%, 05/09/23 (c)	630		612,485
Connecticut State Health and Educational Facilities Authority, Church Home of Harford, Series A (RB)
5.00%, 09/01/26 (c)	1,200		969,461
5.00%, 09/01/26 (c)	3,500		2,943,617
Connecticut State Health and Educational Facilities Authority, Griffin Hospital, Series G (RB)
5.00%, 07/01/29 (c)	2,630		2,475,646
5.00%, 07/01/29 (c)	1,100		1,057,023
Connecticut State Health and Educational Facilities Authority, Mary Wade Home Issue, Series A-1 (RB) 5.00%, 10/01/24 (c)	8,000		6,234,332
Connecticut State Health and Educational Facilities Authority, McLean Issue, Series A (RB) 5.00%, 01/01/26 (c)	2,000		1,715,275
	Par (000’s	)	Value
Connecticut (continued)
Connecticut State Health and Educational Facilities Authority, Nuvance Health Issue, Series A (RB)
4.00%, 07/01/29 (c)	$500		$461,639
5.00%, 07/01/29 (c)	1,000		1,031,228
Connecticut State Health and Educational Facilities Authority, University of Hartford, Series N (RB) 4.00%, 07/01/29 (c)	250		205,635
Connecticut State Health and Educational Facilities Authority, University of Hartford, Series N (RB) (SD CRED PROG) 4.00%, 07/01/29 (c)	250		196,411
			17,902,752
Delaware: 0.2%
County of Kent, Delaware Student Housing and Dinning Facility, State University Project, Series A (RB) 5.00%, 01/01/28 (c)	1,450		1,344,286
Delaware Economic Development Authority, Aspira Chapter School, Series A (RB)
4.00%, 06/01/32 (c)	915		676,650
5.00%, 06/01/26 (c)	1,000		914,299
5.00%, 06/01/26 (c)	250		246,920
Delaware State Economic Development Authority (RB) 5.00%, 06/01/26 (c)	1,100		982,870
			4,165,025
District of Columbia: 0.7%
District of Columbia, Federal Highway Grant Anticipation (RB) (SAW) 5.00%, 12/01/29 (c)	1,225		1,402,972
District of Columbia, Ingleside at Rock Creek Project, Series A (RB)
5.00%, 07/01/24 (c)	250		243,532
5.00%, 07/01/24 (c)	1,180		1,046,581
District of Columbia, Latin American Montessori Bilingual Public Charter School Issue (RB)
5.00%, 06/01/30 (c)	2,500		2,285,564
5.00%, 06/01/30 (c)	500		482,169
Metropolitan Washington Airports Authority, Dulles Toll Road, Series A (RB) 0.00%, 10/01/37 ^	11,325		5,888,804
Metropolitan Washington Airports Authority, Dulles Toll Road, Series B (RB) 0.00%, 10/01/37 ^	2,020		1,103,087

See Notes to Financial Statements

27

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
District of Columbia (continued)
4.00%, 10/01/29 (c)	$250		$253,545
4.00%, 10/01/29 (c)	7,315		7,060,363
6.50%, 10/01/28 (c)	245		278,638
			20,045,255
Florida: 4.7%
Alachua County, Health Facilities Authority, Shands Teaching Hospital and Clinics, Inc., at the University of Florida Project, Series B (RB) 5.00%, 12/01/24 (c)	1,055		1,071,660
Alachua County, Health Facilities Authority, Shands Teaching Hospital and Clinics, Inc., Series A (RB) 4.00%, 12/01/29 (c)	1,000		898,627
Brevard County, Florida Health Facilities Authority, Series A (RB) 5.00%, 04/01/32 (c)	1,000		1,046,291
Broward County Florida Port Facilities, Series B (RB) 4.00%, 09/01/29 (c)	2,150		2,123,041
Cape Coral Health Facilities Authority, Gulf Care, Inc. Project (RB) 6.00%, 07/01/25 (c)	295		204,737
Capital Trust Agency, Education Growth Fund, Series A-1 (RB) 5.00%, 07/01/31 (c)	7,200		6,563,632
Capital Trust Agency, Educational Facilities, Franklin Academy Projects (RB) 5.00%, 07/15/26 (c)	1,335		1,291,252
Capital Trust Agency, Educational Facilities, Franklin Academy Projects (RB) (SD CRED PROG) 5.00%, 07/15/26 (c)	500		459,290
Capital Trust Agency, Educational Facilities, Pineapple Cove Classical Academy, Inc., Series A (RB)
4.50%, 01/01/29 (c)	500		486,847
5.12%, 01/01/29 (c)	500		479,537
5.25%, 01/01/29 (c)	500		464,435
5.38%, 01/01/29 (c)	500		467,445
Capital Trust Agency, Educational Facilities, Renaissance Charter School, Inc., Series A (RB)
4.38%, 06/15/27	260		254,856
5.25%, 06/15/27 (c)	500		475,063
Capital Trust Agency, University Bridge, LLC Student Housing Project, Series A (RB)
4.00%, 12/01/28	2,200		2,054,217
5.25%, 12/01/28 (c)	2,200		2,000,726
5.25%, 12/01/28 (c)	2,000		1,903,291
	Par (000’s	)	Value
Florida (continued)
Capital Trust Agency, Wonderful Foundations Charter Schools Portfolio Projects, Series A (RB) 5.00%, 07/01/30 (c)	$2,250		$1,709,513
City of Orlando, Senior Tourist Development Tax, Series A (RB) (AGM) 5.00%, 11/01/27 (c)	3,000		3,271,574
City of Orlando, Tourist Development Tax, Series A (RB) (AGM)
5.00%, 11/01/27	1,100		1,195,005
5.00%, 11/01/27 (c)	2,500		2,725,755
5.00%, 11/01/27 (c)	500		537,130
City of Tallahassee, Health Facilities Authority, Memorial Healthcare, Inc. Project (RB)
4.00%, 06/01/25 (c)	230		223,472
5.00%, 06/01/25 (c)	1,210		1,215,879
5.00%, 06/01/25 (c)	300		299,635
Clay County, Florida (RB) 4.00%, 10/01/29 (c)	1,100		1,087,591
Collier County Industrial Development Authority, Arlington of Naples Project, Series A (RB)
7.00%, 05/15/24 (d) *	590		330,400
8.12%, 05/15/24 (c) (d) *	460		257,600
County of Broward, Florida Airport System, Series A (RB) 5.00%, 10/01/25 (c)	2,135		2,200,708
County of Broward, Florida Port Facilities, Series A (RB) 5.00%, 09/01/29 (c)	1,645		1,721,616
County of Escambia, Health Facilities Authority, Baptist Health Care Corp., Series A (RB) (SAW) 5.00%, 02/15/30 (c)	1,000		1,074,290
Escambia County Health Facilities Authority, Baptist Health Care Corp. Obligated Group, Series A (RB) (SAW) 4.00%, 02/15/30 (c)	2,000		1,787,933
Florida Development Finance Corp., Central Charter School Project (RB) 5.88%, 08/01/32 (c)	1,000		956,239
Florida Development Finance Corp., Educational Facilities, Mater Academy Project, Series A (RB) 5.00%, 06/15/27 (c)	2,225		2,214,338
Florida Development Finance Corp., Glenridge on Palmer Ranch Project (RB) 5.00%, 06/01/28 (c)	425		393,650

See Notes to Financial Statements

28

	Par (000’s	)	Value
Florida (continued)
Florida Development Finance Corp., Mayflower Retirement Community Project, Series A (RB)
4.00%, 06/01/28 (c)	$1,250		$786,429
5.25%, 06/01/27 (c)	1,000		843,881
Florida Development Finance Corp., Renaissance Charter School, Inc. Project, Series A (RB)
5.75%, 06/15/24 (c)	1,000		1,012,895
6.00%, 06/15/25 (c)	500		505,100
6.12%, 06/15/25 (c)	685		687,028
Florida Development Finance Corp., UF Health Jacksonville Project, Series A (RB) 5.00%, 02/01/32 (c)	1,000		913,744
Florida Development Finance Corp., Virgin Trains USA Passenger Rail Project, Series A (RB)
6.38%, 01/01/26 (c) (p)	9,695		9,219,518
6.50%, 01/01/29 (c) (p)	9,750		9,201,603
Florida Development Finance Corp., Waste Pro USA, Inc. Project (RB) 3.00%, 06/01/24 (c)	1,500		1,160,708
FRERC Community Development District (SA) (AGM)
5.38%, 11/01/29 (c)	1,500		1,452,911
5.50%, 11/01/29 (c)	2,450		2,330,232
Hillsborough County Industrial Development Authority, Tampa General Hospital Project, Series A (RB)
3.50%, 02/01/31 (c)	1,500		1,176,413
4.00%, 02/01/31 (c)	6,500		6,099,772
Lake County, Florida Retirement Facility, Lakeside at Waterman Village Project, Series A (RB) 5.75%, 08/15/27 (c)	2,000		1,716,616
Lee County Industrial Development Authority, Community Charter Schools, LLC Projects, Series A (RB) 5.75%, 05/30/23 (c)	500		481,866
Lee County Industrial Development Authority, Cypress Cove at HealthPark Florida, Inc. Project, Series A (RB) 5.25%, 10/01/29 (c)	1,000		838,410
Miami Beach Florida Health Facilities Authority, Mount Sinai Medical Center (RB) 5.00%, 11/15/24 (c)	3,000		3,016,707
	Par (000’s	)	Value
Florida (continued)
Miami Beach Florida Health Facilities Authority, Mount Sinai Medical Center, Series B (RB) (AGM) 4.00%, 11/15/31 (c)	$2,500		$2,276,640
Miami Beach Health Facilities Authority, Mount Sinai Medical Center (RB) 5.00%, 11/15/24 (c)	1,880		1,893,202
Miami World Center Community Development District (SA)
5.12%, 11/01/27 (c)	750		751,108
5.25%, 11/01/27 (c)	250		246,738
Miami-Dade County Aviation, Series A (RB) (BAM-TCRS) 5.00%, 10/01/24 (c)	3,000		3,025,989
Miami-Dade County Industrial Development Authority (RB) 5.50%, 07/01/29 (c)	1,000		942,364
Miami-Dade County, Florida Expressway Authority Toll System, Series A (RB) 5.00%, 05/30/23 (c)	2,450		2,456,815
Miami-Date County, Florida Subordinate Special (RB) 5.00%, 10/01/26 (c)	1,360		1,448,056
Mid-Bay Bridge Authority, First Senior Lien, Series A (RB)
5.00%, 10/01/25 (c)	500		510,467
5.00%, 10/01/25 (c)	2,500		2,522,504
Mid-Bay Bridge Authority, Second Senior Lien, Series C (RB) 5.00%, 10/01/25 (c)	1,000		1,005,598
Midtown Miami Community Development District, Parking Garage Project, Series A (SA)
4.25%, 05/30/23 (c)	705		704,833
5.00%, 05/30/23 (c)	2,000		1,993,920
North Broward Hospital District, Series B (RB) 5.00%, 01/01/28 (c)	155		164,141
Northern Palm Beach County Improvement District, Unit of Development No. 2C (RB)
5.00%, 08/01/27 (c)	200		192,021
5.00%, 08/01/27 (c)	200		200,134
Osceola County, Florida Transportation Improvement, Refunding Bonds, Series A (RB)
0.00%, 10/01/29 (c) ^	2,905		1,118,420
0.00%, 10/01/29 (c) ^	1,250		512,519

See Notes to Financial Statements

29

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Florida (continued)
Palm Beach County Health Facilities Authority, Toby & Leon Cooperman Sinai Residences of Boca Raton Expansion, Series A (RB) 5.00%, 06/01/25 (c)	$3,230		$2,760,151
Palm Beach County, Palm Beach Atlantic University Housing Project, Series A (RB)
5.00%, 04/01/29 (c)	1,000		961,733
5.00%, 04/01/29 (c)	2,500		2,250,508
Palm Cost Park Community Development District (SA) 5.70%, 05/30/23 (c)	155		155,075
Polk Country Industrial Development Authority, Florida Industrial Development (RB) 5.88%, 01/01/33	5,000		5,045,388
Sawyer’s Landing Community Development District, Miami-Dade County, Florida (SA) 4.12%, 05/01/31 (c)	1,055		887,381
Seminole County Industrial Development Authority, Retirement Facility, Legacy Pointe at UCF Project, Series A (RB)
5.50%, 11/15/26 (c)	500		387,898
5.75%, 11/15/26 (c)	1,500		1,187,257
Seminole County Industrial Development Authority, Retirement Facility, Legacy Pointe at UCF Project, Series B-1 (RB) 4.25%, 05/30/23 (c)	2,600		2,403,071
Tallahassee Florida Health Facilities, Tallahassee Memorial Healthcare, Inc. Project, Series A (RB) 5.00%, 12/01/25 (c)	1,100		1,098,121
Village Community Development District No. 12 (SA)
3.25%, 05/01/26	195		192,360
3.62%, 05/01/26 (c)	1,000		965,901
4.25%, 05/01/28 (c)	920		834,562
Village Community Development District No. 13 (SA)
3.00%, 05/01/29	720		664,146
3.55%, 05/01/29 (c)	2,780		2,301,882
			130,952,011
Georgia: 1.3%
Augusta, Georgia Development Authority, AU Health System, Inc. Project (RB) 5.00%, 01/01/29 (c)	1,100		1,059,763
	Par (000’s	)	Value
Georgia (continued)
Burke County Development Authority, Series C (RB) (SAW) 4.12%, 02/01/28 (c)	$6,525		$5,975,213
Burke County Development Authority, Series D (RB) 4.12%, 02/01/28 (c)	2,000		1,831,483
Floyd County Development Authority, Spires at Berry College Project, Series A (RB) (SBG) 5.50%, 12/01/24 (c)	1,250		1,219,505
Gainesville and Hall County Development Authority, Educational Facilities, Riverside Military Academy, Inc. Project (RB) (BAM) 5.00%, 03/01/27 (c)	700		571,774
George L Smith II World Congress Center Authority, Series A (RB) 4.00%, 01/01/31 (c)	2,250		1,823,377
Georgia Local Government, Grantor Trust, Series A (CP) (NATL) 4.75%, 06/01/28	416		441,567
Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health System Project (RB) 5.00%, 08/01/27 (c)	2,680		2,663,353
Macon-Bibb County Urban Development Authority, Academy for Classical Education, Inc., Series A (RB) 5.75%, 06/15/27 (c)	250		253,728
Main Street Natural Gas, Inc., Series C (RB) 4.00%, 11/01/27 (c) (p)	7,000		6,735,620
Marietta Development Authority, Life University, Inc. Project, Series A (RB)
5.00%, 11/01/27 (c)	1,000		899,672
5.00%, 11/01/27 (c)	5,000		4,805,543
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 and 4, Series A (RB) 5.00%, 07/01/25 (c)	375		376,191
Municipal Electric Authority of Georgia, Series A (RB)
5.00%, 01/01/25 (c)	6,000		6,135,462
5.00%, 07/01/28 (c)	1,250		1,263,487
White County Development Authority, Truett McConnell University Project, Series A (RB)
5.12%, 10/01/26 (c)	500		446,048
5.25%, 10/01/26 (c)	500		425,457
			36,927,243

See Notes to Financial Statements

30

	Par (000’s	)	Value
Guam: 0.9%
Guam Government (GO) 5.00%, 05/15/29 (c)	$1,165		$1,219,152
Guam Government (RB)
4.00%, 01/01/31 (c)	1,000		975,032
5.00%, 12/01/26 (c)	2,290		2,363,509
Guam Government, Business Privilege Tax, Series D (RB)
4.00%, 11/15/25 (c)	600		537,997
5.00%, 11/15/25 (c)	1,085		1,085,735
5.00%, 11/15/25 (c)	1,100		1,110,719
5.00%, 11/15/25 (c)	1,040		1,054,741
5.00%, 11/15/25 (c)	5,805		5,906,516
Guam Government, Business Privilege Tax, Series F (RB) 4.00%, 01/01/31 (c)	7,000		6,304,963
Guam Government, Department of Education, John F. Kennedy High School Refunding and Energy Efficiency Project, Series A (CP)
4.25%, 02/01/30	500		502,770
5.00%, 02/01/30 (c)	500		504,236
Guam Government, Hotel Occupancy Tax, Series A (RB) 5.00%, 11/01/30	750		808,012
Guam Government, Limited Obligation, Series A (RB) 5.00%, 12/01/26 (c)	3,120		3,074,420
Guam Power Authority, Series A (RB) 5.00%, 10/01/27 (c)	500		513,715
			25,961,517
Hawaii: 0.4%
Hawaii State Department Budget and Finance Special Purpose Revenue, Series B (RB) 4.00%, 03/01/27 (c)	5,000		4,803,763
Kuakini, Hawaii Health System, Series A (RB) 6.38%, 05/30/23 (c)	1,775		1,635,048
State of Hawaii, Department of Budget and Finance, Series A (RB)
6.25%, 07/01/23 (c)	1,400		1,402,303
6.62%, 07/01/23 (c)	2,085		2,090,165
			9,931,279
Idaho: 0.1%
Idaho Health Facilities Authority, Madison Memorial Hospital Project (RB)
3.50%, 09/01/26 (c)	450		409,916
5.00%, 09/01/26 (c)	1,135		1,142,338
Idaho Health Facilities Authority, Terraces of Boise, Series A (RB) 3.80%, 10/01/28 (c)	100		84,922
			1,637,176
	Par (000’s	)	Value
Illinois: 10.8%
Board of Education of the City of Chicago, Series A (GO) (AMBAC) 5.50%, 12/01/31	$1,285		$1,412,769
Board of Education of the City of Chicago, Series C (GO) (AGM) 5.00%, 12/01/28 (c)	500		538,112
Board of Education of the City of Chicago, Series H (GO) 5.00%, 12/01/27 (c)	4,000		4,061,921
Chicago Board of Education, Series A (GO)
4.00%, 12/01/31 (c)	6,250		5,386,042
4.00%, 12/01/31 (c)	2,975		2,632,314
5.00%, 12/01/28 (c)	1,265		1,321,069
5.00%, 12/01/28 (c)	250		258,924
5.00%, 12/01/29	1,000		1,054,477
5.00%, 12/01/29 (c)	1,195		1,254,218
5.00%, 12/01/30 (c)	100		103,679
5.00%, 12/01/30 (c)	6,350		6,416,937
5.00%, 12/01/30 (c)	3,610		3,686,529
5.00%, 12/01/30 (c)	6,990		7,181,532
5.00%, 12/01/30 (c)	395		410,588
5.00%, 12/01/30 (c)	6,000		6,088,607
5.00%, 12/01/30 (c)	4,100		4,290,984
5.00%, 12/01/30 (c)	5,575		5,849,874
5.00%, 12/01/31 (c)	8,000		7,966,021
5.00%, 05/30/23 (c)	13,755		13,703,398
7.00%, 12/01/25 (c)	5,200		5,598,022
7.00%, 12/01/25 (c)	14,210		14,983,671
7.00%, 12/01/27 (c)	2,250		2,440,295
Chicago Board of Education, Series A (GO) (AGM) 5.00%, 12/01/28 (c)	250		267,059
Chicago Board of Education, Series A (GO) (AMBAC)
5.50%, 12/01/25	145		149,041
5.50%, 12/01/26	175		181,902
Chicago Board of Education, Series A (GO) (NATL)
0.00%, 12/01/27 ^	760		639,364
0.00%, 12/01/28 ^	390		315,398
0.00%, 12/01/30 ^	55		40,752
5.50%, 12/01/26	355		371,278
Chicago Board of Education, Series B (GO)
4.00%, 12/01/31 (c)	5,000		4,615,343
4.00%, 12/01/31 (c)	5,000		4,590,315
4.00%, 12/01/31 (c)	7,130		6,502,270
5.00%, 12/01/27	1,500		1,567,761
5.00%, 12/01/29 (c)	200		208,251
5.00%, 12/01/30 (c)	3,600		3,778,052
5.00%, 05/30/23 (c)	3,235		3,241,892
5.00%, 05/30/23 (c)	1,105		1,107,634
6.50%, 12/01/26 (c)	4,000		4,204,391

See Notes to Financial Statements

31

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Illinois (continued)
Chicago Board of Education, Series C (GO)
5.00%, 12/01/27	$2,000		$2,090,348
5.00%, 12/01/27 (c)	3,750		3,857,293
5.25%, 12/01/24 (c)	8,485		8,582,938
5.25%, 12/01/24 (c)	8,040		8,085,112
6.00%, 12/01/24 (c)	1,160		1,190,440
Chicago Board of Education, Series D (GO) (AGM)
5.00%, 12/01/23 (c)	5		4,927
5.00%, 12/01/28 (c)	2,500		2,479,374
Chicago Board of Education, Series E (GO) 5.12%, 12/01/24 (c)	2,415		2,441,215
Chicago Board of Education, Series G (GO)
5.00%, 12/01/27 (c)	4,960		5,101,913
5.00%, 12/01/27 (c)	3,000		2,984,197
Chicago Board of Education, Series H (GO) 5.00%, 12/01/27 (c)	7,080		7,021,588
Chicago Midway International Airport, Series A (RB) 5.00%, 01/01/24 (c)	2,500		2,523,944
Chicago Midway International Airport, Series A (RB) (AGM) 5.00%, 01/01/24 (c)	2,500		2,513,563
Chicago O’Hare International Airport (RB)
5.00%, 07/01/28 (c)	3,000		2,979,810
5.50%, 05/30/23 (c)	400		400,654
5.75%, 05/30/23 (c)	8,915		8,926,564
5.75%, 05/30/23 (c)	1,585		1,587,137
Chicago O’Hare International Airport, Series B (RB) 4.00%, 05/30/23 (c)	1,500		1,500,442
Chicago School Reform Board of Trustees, Series A (GO) (NATL)
0.00%, 12/01/25 ^	355		321,770
0.00%, 12/01/29 ^	1,460		1,131,256
Chicago School Reform Board of Trustees, Series B-1 (GO) (NATL)
0.00%, 12/01/24 ^	1,165		1,095,065
0.00%, 12/01/25 ^	1,650		1,495,549
0.00%, 12/01/26 ^	1,630		1,424,031
0.00%, 12/01/27 ^	1,030		866,506
0.00%, 12/01/28 ^	690		558,013
0.00%, 12/01/29 ^	645		499,767
0.00%, 12/01/31 ^	520		367,623
Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula (RB) 5.00%, 06/01/26	100		105,140
City of Chicago, City Colleges (GO) (NATL) 0.00%, 01/01/28 ^	345		287,303
	Par (000’s	)	Value
Illinois (continued)
0.00%, 01/01/30 ^	$420		$321,852
0.00%, 01/01/33 ^	985		656,695
0.00%, 01/01/34 ^	760		482,258
City of Chicago, Neighborhoods Alive 21 Program, Series B (GO) 5.00%, 01/01/25	235		240,371
City of Chicago, Series A (GO)
5.00%, 01/01/27	200		209,661
5.00%, 01/01/27	1,000		1,048,307
5.00%, 01/01/31 (c)	3,000		3,243,574
5.00%, 01/01/31 (c)	3,000		3,232,946
5.25%, 01/01/24 (c)	1,810		1,819,988
5.50%, 01/01/29 (c)	1,000		1,042,326
6.00%, 01/01/27 (c)	5,000		5,325,073
City of Chicago, Series A (GO) (NATL) 0.00%, 01/01/29 ^	140		112,019
City of Chicago, Series A (GO) (SAW) 5.00%, 01/01/29	2,775		2,969,345
City of Chicago, Series B (GO) 5.25%, 01/01/25 (c)	2,195		2,243,260
City of Chicago, Series C (GO)
0.00%, 01/01/32 ^	195		135,186
5.00%, 01/01/24	10		10,086
5.00%, 01/01/25	1,760		1,800,223
5.00%, 01/01/26 (c)	250		257,200
5.00%, 01/01/26	380		393,772
City of Chicago, Series D (GO) 5.50%, 01/01/25 (c)	5,000		5,091,012
City of Chicago, Water Revenue, Second Lien (RB) (AMBAC) 5.75%, 11/01/30	990		1,074,635
City of Harvey, Series A (GO)
5.50%, 05/30/23 (c) (d) *	465		426,056
5.62%, 05/30/23 (c) (d) *	3,600		3,298,500
Cook County, Illinois, Series B (GO) 4.00%, 11/15/26	1,200		1,243,479
Illinois Finance Authority Student Housing and Academic Facility, CHF - Chicago, L.L.C. - University of Illinois at Chicago Project, Series A (RB) 5.00%, 08/15/27 (c)	4,125		3,947,716
Illinois Finance Authority, Acero Charter Schools, Inc. (RB) 4.00%, 10/01/31 (c)	1,000		786,956
Illinois Finance Authority, Admiral Lake Project (RB) 5.12%, 05/15/24 (c)	390		321,071
Illinois Finance Authority, Central Baptist Village (RB) 5.38%, 05/30/23 (c)	35		33,395

See Notes to Financial Statements

32

	Par (000’s	)	Value
Illinois (continued)
Illinois Finance Authority, CHF - Cook, LLC - Northeastern Illinois University Project, Series A (RB)
5.00%, 07/01/25 (c)	$1,000		$951,315
5.00%, 07/01/25 (c)	1,340		1,101,634
Illinois Finance Authority, Christian Homes, Inc. (RB) 5.00%, 05/15/26 (c)	1,875		1,721,966
Illinois Finance Authority, Franciscan Communities, Inc., Series A (RB)
4.75%, 05/15/23 (c)	615		601,547
5.12%, 05/15/23 (c)	230		223,681
5.25%, 05/15/23 (c)	750		728,062
Illinois Finance Authority, Friendship Village of Schaumburg (RB)
5.00%, 02/15/27 (d) *	3,000		1,350,000
5.00%, 02/15/27 (c) (d) *	6,500		2,925,000
5.12%, 02/15/27 (c) (d) *	6,130		2,758,500
Illinois Finance Authority, Greenfields of Geneva Project (RB) 7.10%, 11/01/27 (c)	100		84,383
Illinois Finance Authority, Illinois Institute of Technology (RB) 5.00%, 09/01/29 (c)	175		160,558
Illinois Finance Authority, Intrinsic School Project, Series A (RB) 6.00%, 12/01/25 (c)	500		513,279
Illinois Finance Authority, Lutheran Life Communities Obligated Group, Series A (RB)
5.00%, 11/01/26 (c)	500		477,559
5.00%, 11/01/26 (c)	5		4,544
5.00%, 11/01/26 (c)	250		236,670
Illinois Finance Authority, Roosevelt University (RB) 5.50%, 05/30/23 (c)	475		460,669
Illinois Sports Facilities Authority (RB)
5.00%, 06/15/28	1,000		1,029,719
5.00%, 06/15/29 (c)	3,055		3,134,274
5.00%, 06/15/29	1,000		1,031,545
5.00%, 06/15/30	1,000		1,023,852
Illinois Sports Facilities Authority (RB) (AGM) 5.00%, 06/15/24 (c)	1,000		1,013,722
Illinois Sports Facilities Authority (RB) (AMBAC) 0.00%, 06/15/26 ^	690		606,139
Illinois State, Series A (GO)
5.00%, 12/01/27 (c)	500		534,344
5.00%, 05/01/28 (c)	500		518,866
	Par (000’s	)	Value
Illinois (continued)
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series A (RB)
3.00%, 12/15/24 (c)	$2,000		$1,967,072
4.00%, 12/15/31 (c)	75		68,824
5.00%, 12/15/29 (c)	6,500		6,572,630
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series A (RB) (NATL)
0.00%, 12/15/30 ^	475		359,914
0.00%, 12/15/34 ^	590		369,765
0.00%, 06/15/30 ^	745		576,518
0.00%, 06/15/31 ^	125		92,692
0.00%, 06/15/34 ^	190		122,270
0.00%, 06/15/39 ^	115		55,946
Northeastern Illinois University, Capital Improvement Project (CP) 4.00%, 05/30/23 (c)	585		466,856
Northern Illinois Municipal Power Agent Power Project, Prairie State Project, Series A (RB) 4.00%, 12/01/26 (c)	2,000		2,028,900
Northern Illinois University Board of Trustees, Auxiliary Facilities System (RB) (BAM) 4.00%, 04/01/31 (c)	1,200		1,160,573
State of Illinois (GO)
3.50%, 06/01/26 (c)	175		173,166
4.00%, 01/01/26 (c)	610		618,646
4.00%, 05/01/24	660		662,607
4.00%, 06/01/26 (c)	460		454,883
4.00%, 06/01/26 (c)	360		362,601
4.00%, 06/01/26 (c)	270		271,062
4.00%, 08/08/23 (c)	150		150,273
4.12%, 11/01/26 (c)	600		612,926
4.12%, 08/08/23 (c)	160		160,344
5.00%, 11/01/24	200		204,195
5.00%, 02/01/24 (c)	375		379,105
5.00%, 02/01/24 (c)	350		353,787
5.00%, 02/01/27	500		529,838
5.00%, 05/01/24 (c)	175		177,106
5.00%, 05/01/24 (c)	100		101,093
5.00%, 06/01/26	125		130,977
5.25%, 07/10/23 (c)	510		511,821
5.25%, 07/10/23 (c)	290		291,035
5.25%, 07/10/23 (c)	550		551,964
5.50%, 07/10/23 (c)	560		562,259
State of Illinois (RB) 3.00%, 06/15/26 (c)	100		94,854
State of Illinois, Series A (GO)
4.00%, 08/08/23 (c)	100		100,182
5.00%, 10/01/28	500		543,367
5.00%, 11/01/28	5		5,440
5.00%, 12/01/27 (c)	100		105,969
5.00%, 05/01/28 (c)	365		380,097

See Notes to Financial Statements

33

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Illinois (continued)
5.00%, 08/08/23 (c)	$110		$110,489
State of Illinois, Series D (GO)
5.00%, 11/01/25	250		259,305
5.00%, 11/01/26	2,000		2,111,772
5.00%, 11/01/27	2,975		3,190,620
5.00%, 11/01/27 (c)	4,935		5,300,024
Upper Illinois River Valley Development Authority, Elgin Math and Science Academy Charter School Project, Series A (RB) 6.00%, 03/01/30 (c)	1,000		969,041
Village of Bolingbrook, Special Service Area No. 1 (ST) 5.25%, 03/01/28 (c)	500		463,505
Village of Bridgeview (GO) 5.00%, 05/30/23 (c)	360		312,793
Will County Community High School District No. 210, Series B (GO)
0.00%, 01/01/29 ^	90		73,182
0.00%, 01/01/31 ^	245		184,088
0.00%, 01/01/33 ^	540		372,150
			301,481,484
Indiana: 0.8%
City of Anderson, Indiana Economic Development, Anderson University (RB) 4.75%, 05/30/23 (c)	215		205,182
Indiana Finance Authority Educational Facilities, Earlham College Project, Series A (RB) 5.00%, 10/01/23 (c)	150		150,195
Indiana Finance Authority Midwestern Disaster Relief, Ohio Valley Electric Corp. Project, Series C (RB) 3.00%, 11/01/30	1,500		1,364,922
Indiana Finance Authority, Baptist Healthcare System, Series A (RB) 5.00%, 08/15/27 (c)	4,000		4,095,210
Indiana Finance Authority, Deaconess Health System, Series A (RB) 5.00%, 09/01/26 (c)	1,000		1,069,105
Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series A (RB) 4.25%, 11/01/30	7,000		7,011,385
Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series B (RB) 3.00%, 11/01/30	3,500		3,184,819
	Par (000’s	)	Value
Indiana (continued)
Indiana Finance Authority, United States Steel Corp. Project, Series A (RB) 4.12%, 12/01/26	$5,500		$5,419,825
			22,500,643
Iowa: 0.8%
City of Coralville, Marriott Hotel and Convention Center, Series E (CP) 4.00%, 06/01/24 (c)	1,025		1,012,673
Iowa Finance Authority, Lifespace Communities, Inc., Series A (RB)
5.00%, 05/15/27 (c)	4,000		2,970,892
5.00%, 05/15/27 (c)	655		506,226
Iowa Finance Authority, Midwestern Disaster Area, Alcoa Inc. Project (RB) 4.75%, 05/30/23 (c)	7,655		7,382,950
Iowa Finance Authority, Midwestern Disaster Area, Iowa Fertilizer Co. Project, Series A (RB) 5.00%, 12/01/42 (c) (p)	5,605		5,630,192
Iowa Higher Education Loan Authority, Wartburg College Project (RB)
4.00%, 10/01/25	1,660		1,602,185
5.00%, 10/01/25 (c)	2,115		1,907,060
			21,012,178
Kansas: 0.6%
City of Hutchinson, Regional Medical Center, Inc. (RB) 5.00%, 12/01/26 (c)	250		232,586
City of Lenexa, Kansas Health Care Facility, Lakeview Village, Inc., Series A (RB) 5.00%, 05/15/27 (c)	1,000		923,734
City of Manhattan, Kansas Health Care Facilities Authority, Meadowlark Hills Retirement Community, Series A (RB) 4.00%, 06/01/28 (c)	3,000		2,169,195
City of Manhattan, Kansas Sales Tax, Downtown Redevelopment Star Project Area (RB) 4.00%, 06/01/25 (c)	850		849,230
City of Wichita, Health Care Facilities, Series III (RB) 5.00%, 05/15/26 (c)	250		231,359
Manhattan Kansas Health Care Facilities, Meadowlark Hills, Series A (RB) 4.00%, 06/01/28 (c)	1,000		817,290

See Notes to Financial Statements

34

	Par (000’s	)	Value
Kansas (continued)
Topeka Kansas Health Care Facilities, Brewster Place, Series A (RB)
6.25%, 12/01/29 (c)	$1,000		$980,047
6.50%, 12/01/29 (c)	1,000		976,839
Wichita Kansas Health Care Facilities, Presbyterian Manors, Inc., Series IV-A (RB) 6.50%, 05/30/23 (c)	2,995		2,983,889
Wyandotte County, Kansas City Unified Government, Vacation Village Project Area 1 and 2A, Series A (RB)
5.00%, 09/01/25 (c)	295		282,463
5.75%, 09/01/25 (c)	4,565		4,288,299
6.00%, 09/01/25 (c)	2,125		1,996,172
Wyandotte County, Kansas City Unified Government, Vacation Village Project Area 4 (RB) 0.00%, 09/01/34 ^	2,940		1,118,163
			17,849,266
Kentucky: 0.7%
Christian County, Jennie Stuart Medical Center (RB) 5.38%, 02/01/26 (c)	100		103,408
City of Henderson, Kentucky Exempt Facilities, Pratt Paper, LLC Project, Series A (RB) 4.45%, 01/01/32 (c)	2,250		2,116,450
Kentucky Economic Development Finance Authority Hospital, Series A (RB) 5.00%, 06/01/27 (c)	1,315		1,356,691
Kentucky Economic Development Finance Authority, Louisville Arena Authority, Inc., Series A (RB) (AGM) 5.00%, 05/30/23 (c)	760		756,334
Kentucky Economic Development Finance Authority, Louisville Arena Project, Series A (RB) (AGM) 5.00%, 12/01/27 (c)	4,655		4,793,309
Kentucky Economic Development Finance Authority, Masonic Home Independent Living II, Inc., Series A (RB)
5.00%, 05/15/26 (c)	350		296,630
5.00%, 05/15/26 (c)	2,545		2,322,281
5.00%, 05/15/26 (c)	250		186,550
Kentucky Economic Development Finance Authority, Masonic Homes of Kentucky, Inc. (RB) 5.38%, 05/19/23 (c)	400		363,605
	Par (000’s	)	Value
Kentucky (continued)
5.50%, 05/19/23 (c)	$250		$205,589
Kentucky Economic Development Finance Authority, Next Generation Kentucky Information Highway Project, Series A (RB) 4.25%, 07/01/25 (c)	865		839,953
Kentucky Economic Development Finance Authority, Owensboro Health System, Inc., Series A (RB)
5.00%, 06/01/26	175		181,753
5.00%, 06/01/27 (c)	990		996,568
5.25%, 06/01/27 (c)	750		771,350
Kentucky Economic Development Finance Authority, Owensboro Health System, Inc., Series B (RB) 5.00%, 06/01/27 (c)	500		503,831
Kentucky State Property and Building Commission, Project No. 115 (RB) (BAM) 5.00%, 04/01/27 (c)	2,000		2,143,167
Paducah Electric Plant Board, Series A (RB) (AGM) 5.00%, 10/01/26 (c)	1,045		1,099,121
			19,036,590
Louisiana: 0.9%
Calcasieu Parish Memorial Hospital Service District (RB) 5.00%, 12/01/29 (c)	3,800		3,429,879
City of Shreveport, Water and Sewer Revenue, Series C (RB) (BAM) 5.00%, 12/01/25	100		104,789
Hospital Service District No. 1 of Parish of Tangipahoa, North Oaks Health System Project (RB) 4.00%, 02/01/31 (c)	2,075		1,926,359
Louisiana Local Government Environmental Facilities and Community Development Authority Student Housing, Provident Group ULM Properties LLC, Series A (RB) 5.00%, 07/01/29 (c)	500		423,382
Louisiana Local Government Environmental Facilities and Community Development Authority, CDF Healthcare of Louisiana, LLC Project, Series A (RB) 5.62%, 06/01/25 (c)	950		789,354
Louisiana Local Government Environmental Facilities and Community Development Authority, City of New Orleans Gomesa Project (RB) 4.00%, 11/01/30 (c)	2,000		1,747,899

See Notes to Financial Statements

35

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Louisiana (continued)
Louisiana Local Government Environmental Facilities and Community Development Authority, Jefferson Parish Gomesa Project (RB) (NATL) 4.00%, 11/01/29 (c)	$2,000		$1,784,431
Louisiana Local Government Environmental Facilities and Community Development Authority, Parc Fontaine Apartments, Series A (RB) 4.25%, 05/30/23 (c)	175		141,115
Louisiana Local Government Environmental Facilities and Community Development Authority, University of Louisiana at Monroe Project, Series A (RB) 5.00%, 07/01/29 (c)	500		381,470
Louisiana Public Facilities Authority, Loyola University Project, (RB) 5.25%, 10/01/33 (c)	1,500		1,491,297
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project, Series A (RB) (SAW) 3.00%, 05/15/30 (c)	1,250		915,297
Louisiana Public Facilities Authority, Series A (RB) 4.00%, 12/15/27 (c)	1,940		1,863,211
Louisiana Public Facilities Authority, Solid Waste Disposal , Louisiana Pellets, Inc. Project, Series A (RB) 7.50%, 07/01/23 (d) *	2,259		23
Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project (RB) 7.75%, 07/01/24 (c) (d) *	1,647		16
Louisiana Public Facilities Authority, Solid Waste Disposal Revenue, Louisiana Pellets, Inc. Project, Series A (RB) 8.38%, 07/01/24 (c) (d) *	1,389		14
New Orleans Aviation Board, North Terminal Project, Series A (RB) 5.00%, 01/01/25 (c)	2,160		2,175,276
Parish of St James, Nustar Logistics, LP Project (RB)
5.85%, 06/01/25 (p)	750		769,564
6.35%, 06/01/30 (c)	4,000		4,325,902
Parish of St James, Nustar Logistics, LP Project, Series A (RB) 6.35%, 06/01/30 (c)	1,000		1,081,476
	Par (000’s	)	Value
Louisiana (continued)
Tangipahoa Parish, Louisiana Hospital Service, District No.1, North Oaks Health System Project (RB) 4.00%, 02/01/31 (c)	$1,530		$1,523,441
			24,874,195
Maine: 0.3%
Maine Health and Higher Educational Facilities Authority, Eastern Maine Medical Center Obligated Group Issue, Series A (RB)
4.00%, 07/01/26 (c)	1,695		1,447,075
5.00%, 07/01/26 (c)	1,000		993,106
5.00%, 07/01/26 (c)	5,345		4,959,382
			7,399,563
Maryland: 1.6%
Baltimore Maryland, Special Obligation, Harbor Point Project (RB) 5.00%, 06/01/31 (c)	1,000		960,754
City of Baltimore, Convention Center Hotel (RB)
5.00%, 09/01/27 (c)	1,000		988,897
5.00%, 09/01/27 (c)	1,000		1,018,464
5.00%, 09/01/27 (c)	2,250		2,168,362
5.00%, 09/01/27 (c)	2,000		1,885,095
City of Baltimore, East Baltimore Research Park Project, Series A (RB) 5.00%, 09/01/27 (c)	500		503,813
City of Baltimore, Harbor Point Project (RB) 5.12%, 06/01/26 (c)	250		250,419
County of Frederick, Maryland Educational Facilities Project, Mount Saunt Mary’s University, Series A (RB) 5.00%, 09/01/27 (c)	1,000		952,697
County of Prince George’s, Chesapeake Lighthouse Chapter School Project, Series A (RB) 7.00%, 11/01/25 (c)	500		515,282
Frederick County Maryland, Urban Community Development Authority, Series A (ST) 4.00%, 07/01/30 (c)	2,000		1,749,005
Frederick County, Education Facilities Project, Series A (RB) 5.00%, 09/01/27 (c)	4,100		3,706,152
Frederick County, Maryland Educational Facilities Project, Mount Saint Mary’s University, Series A (RB) 5.00%, 09/01/27 (c)	2,000		1,996,910

See Notes to Financial Statements

36

	Par (000’s	)	Value
Maryland (continued)
Frederick County, Maryland, Jefferson Technology Park Project, Series B (TA) 4.62%, 07/01/30 (c)	$2,000		$1,949,734
Howard County, Series A (TA) 4.50%, 02/15/26 (c)	2,500		2,272,054
Maryland Economic Development Corp., CNX Marine Terminal, Inc. Port of Baltimore Facility (RB) 5.75%, 05/30/23 (c)	7,785		7,853,236
Maryland Economic Development Corp., Metro Centre at Owings Mills Project (TA)
3.75%, 01/01/27 (c)	100		97,090
4.38%, 01/01/27 (c)	470		443,450
4.50%, 01/01/27 (c)	530		485,960
Maryland Economic Development Corp., Port Covington Project (TA)
3.25%, 09/01/30	1,500		1,383,605
4.00%, 09/01/30 (c)	3,250		2,686,221
4.00%, 09/01/30 (c)	2,250		1,996,856
Maryland Economic Development Corp., Purple Line Light Rail Project, Series B (RB) 5.25%, 06/30/32 (c)	3,085		3,132,536
Maryland Health and Higher Educational Facilities Authority, Mercy Medical Center, Series A (RB)
4.00%, 07/01/26 (c)	400		362,582
5.00%, 07/01/26 (c)	250		255,086
Maryland Health and Higher Educational Facilities Authority, Meritus Medical Center (RB)
4.00%, 07/01/25 (c)	210		211,013
4.25%, 07/01/25 (c)	145		145,286
5.00%, 07/01/25 (c)	500		508,164
5.00%, 07/01/25 (c)	1,500		1,517,431
5.00%, 07/01/25 (c)	625		643,099
Maryland Health and Higher Educational facilities, Stevenson University, Series A (RB) 4.00%, 06/01/31 (c)	750		676,802
Prince George County, Collington Episcopal Life Care Community, Inc. (RB) 5.25%, 04/01/27 (c)	1,000		905,309
Prince George’s County, Suitland-Naylor Road Project (TA) 4.75%, 01/01/26 (c)	500		502,328
			44,723,692
	Par (000’s	)	Value
Massachusetts: 1.4%
Collegiate Charter School of Lowell (RB) 5.00%, 06/15/26 (c)	$365		$355,136
Massachusetts Development Finance Agency, Boston Medical Center Issue , Series D (RB)
4.00%, 07/01/25 (c)	535		490,800
5.00%, 07/01/25 (c)	2,120		2,143,719
Massachusetts Development Finance Agency, Boston Student Housing Project (RB) 5.00%, 10/01/26 (c)	1,000		951,632
Massachusetts Development Finance Agency, Emerson College (RB) 5.00%, 01/01/25 (c)	500		507,727
Massachusetts Development Finance Agency, Emmanuel College, Series A (RB) 5.00%, 10/01/26 (c)	1,035		1,042,061
Massachusetts Development Finance Agency, Lasell University (RB) 4.00%, 07/01/31 (c)	2,400		1,963,267
Massachusetts Development Finance Agency, Lawrence General Hospital (RB) 5.00%, 07/01/27 (c)	1,000		901,271
Massachusetts Development Finance Agency, Lawrence General Hospital, Series A (RB) 5.25%, 07/01/24 (c)	350		322,404
Massachusetts Development Finance Agency, Linden Ponds, Inc. Facility (RB)
5.00%, 11/15/25 (c)	500		512,532
5.12%, 11/15/25 (c)	500		508,368
Massachusetts Development Finance Agency, Newbridge on the Charles, Inc. (RB)
4.00%, 05/19/23 (c)	1,000		960,455
4.12%, 05/19/23 (c)	2,500		2,154,595
5.00%, 05/19/23 (c)	1,400		1,308,283
5.00%, 05/19/23 (c)	14,550		13,060,850
Massachusetts Development Finance Agency, South Shore Hospital Issue, Series I (RB) 4.00%, 07/01/26 (c)	1,500		1,432,152
Massachusetts Development Finance Agency, Springfield College Issue, Series A (RB) (AGM) 4.00%, 06/01/30 (c)	5		4,010

See Notes to Financial Statements

37

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Massachusetts (continued)
Massachusetts Development Finance Agency, UMass Boston Student Housing Project (RB) 5.00%, 10/01/26 (c)	$1,930		$1,907,042
Massachusetts Development Finance Agency, UMass Dartmouth Student Housing Project (RB) 5.00%, 10/01/28 (c)	2,000		1,843,349
Massachusetts Development Finance Agency, UMass Memorial Health Care Obligated Group Issue, Series I (RB)
5.00%, 07/01/26 (c)	190		199,413
5.00%, 07/01/26 (c)	510		513,568
Massachusetts Development Finance Agency, Wellforce Issue, Series A (RB) 4.00%, 01/01/29 (c)	5,000		4,284,266
Massachusetts State Development Finance Agency, Wellforce Issue, Series A (RB) 5.00%, 01/01/29 (c)	1,250		1,304,697
			38,671,597
Michigan: 1.1%
Calhoun County Hospital Finance Authority, Oaklawn Hospital (RB) 5.00%, 02/15/27 (c)	290		290,395
City of Detroit, Michigan Unlimited Tax (GO) 5.50%, 04/01/30 (c)	250		257,544
City of Detroit, Michigan Unlimited Tax, Series A (GO)
5.00%, 04/01/31 (c)	1,475		1,427,372
5.00%, 04/01/31 (c)	135		132,520
Detroit Service Learning Academy, Public School Academy (RB) (AGM Q-SBLF) 4.00%, 07/01/28 (c)	1,000		808,169
Flint Michigan Hospital Building Authority, Hurley Medical Center (RB) 4.00%, 07/01/30 (c)	500		427,949
Flint Michigan Hospital Building Authority, Hurley Medical Center, Series A (RB) 5.25%, 07/01/23 (c)	2,000		2,001,618
Flint Michigan Hospital Building Authority, Series B (RB) 4.75%, 07/01/23 (c)	395		389,538
Michigan Finance Authority, Mid Michigan Health Credit Group (RB) 5.00%, 06/01/24 (c)	1,040		1,061,530
	Par (000’s	)	Value
Michigan (continued)
Michigan Finance Authority, Presbyterian Villages of Michigan (RB)
5.25%, 11/15/25 (c)	$250		$231,973
5.50%, 11/15/25 (c)	300		263,792
Michigan Finance Authority, Public Lighting Authority Local Project, Series B (RB)
5.00%, 07/01/24 (c)	215		215,756
5.00%, 07/01/24 (c)	3,575		3,581,605
Michigan Finance Authority, Series B-1 (RB) 5.00%, 12/01/30 (c)	2,235		2,281,546
Michigan Finance Authority, Sold Tobacco Receipts, Series A-2 (RB) 5.00%, 12/01/30	9,000		9,392,647
Michigan Finance Authority, Thomas M. Cooley Law School Project (RB) 5.00%, 07/01/24 (c)	795		803,200
Michigan Finance Authority, Tobacco Settlement Bonds, Series B-2 (RB) 0.00%, 12/01/30 (c) ^	15,500		1,561,076
Michigan State Building Authority, Series F (RB) 4.00%, 10/01/24	100		99,596
Michigan Strategic Fund, Evangelical Homes Project (RB)
5.25%, 05/30/23 (c)	1,000		911,374
5.50%, 05/30/23 (c)	2,000		1,615,564
Michigan Strategic Fund, I-75 Improvement Project (RB)
5.00%, 12/31/28 (c)	700		735,505
5.00%, 12/31/28 (c)	1,250		1,252,539
5.00%, 12/31/28 (c)	600		631,118
Michigan Tobacco Settlement Finance Authority, Series B (RB) 0.00%, 05/15/23 (c) ^	260		30,267
Summit Academy North, Michigan Public School (RB) 4.00%, 11/01/28 (c)	1,000		827,230
			31,231,423
Minnesota: 0.7%
Chippewa County, Chippewa County-Montevideo Hospital Project (RB) 4.00%, 03/01/26 (c)	135		127,953
City of Anoka, Homestead at Anoka, Inc. Project (RB) 4.25%, 11/01/24 (c)	500		473,869
City of Brooklyn Park, Charter School, Athlos Leadership Academy Project, Series A (RB) 5.50%, 07/01/25 (c)	245		214,574

See Notes to Financial Statements

38

	Par (000’s	)	Value
Minnesota (continued)
5.50%, 07/01/25 (c)	$250		$230,364
City of Crookston, Health Care Facilities, Riverview Health Project (RB) 5.00%, 05/01/29 (c)	3,000		2,615,655
City of Deephaven, Charter School, Eagle Ridge Academy Project, Series A (RB)
5.25%, 07/01/25 (c)	500		500,211
5.50%, 07/01/25 (c)	2,860		2,863,804
City of Forest Lake, International Language Academy, Series A (RB) (SAW) 5.38%, 08/01/27 (c)	500		482,971
City of Maple Grove, Minnesota Health Care Facilities (RB) 3.38%, 05/01/27 (c)	115		110,726
City of St. Louis Park, Place Via Sol Project (RB) (AMBAC) 6.00%, 07/01/27 (d) (p) *	2,000		200,000
City of St. Paul, Housing and Redevelopment Authority, Series A (RB)
4.00%, 07/01/25 (c)	1,000		1,006,944
5.75%, 09/01/26 (c)	325		325,966
Minneapolis Minnesota Heath Care System, Fairview Health Services, Series A (RB) 5.00%, 11/15/28 (c)	2,000		2,043,113
Minnesota Higher Education Facilities Authority, Augsburg College, Series A (RB) 5.00%, 05/01/26 (c)	3,730		3,393,259
Minnesota Higher Education Facilities Authority, Augsburg College, Series B (RB) 4.25%, 05/19/23 (c)	975		812,105
Minnesota Higher Education Facilities Authority, Bethel University (RB) 5.00%, 05/01/27 (c)	2,000		1,810,875
Rochester Minnesota Health Care and Housing, Samaritan Bethany, Inc., Project, Series A (RB) 5.00%, 08/01/25 (c)	1,075		887,668
Township of Baytown, St. Croix Preparatory Academy Project, Series A (RB) 4.00%, 08/01/26 (c)	250		213,156
Woodbury, Minnesota Charter School Lease, Woodbury Leadership Academy Project, Series A (RB) 4.00%, 07/01/28 (c)	1,150		818,019
			19,131,232
	Par (000’s	)	Value
Mississippi: 0.3%
Mississippi Business Finance Corp., Enviva, Inc. Project, (RB) 7.75%, 07/15/32 (c) (p)	$4,000		$4,039,531
Mississippi Business Finance Corp., System Energy Resources Inc. Project (RB) 2.38%, 06/01/26 (c)	2,250		1,429,146
Mississippi Development Bank, Magnolia Regional Health Center Project (RB) 4.00%, 10/01/31 (c)	3,500		2,975,418
Mississippi Development Bank, Water and Sewer System (RB) (AGM) 6.88%, 12/01/23 (c)	1,000		1,016,697
			9,460,792
Missouri: 1.2%
Boone County, Boone Hospital Center (RB)
3.00%, 08/01/26 (c)	410		294,119
4.00%, 08/01/26 (c)	565		422,250
5.00%, 08/01/26 (c)	1,000		934,898
Cape Girardeau County Industrial Development Authority, Missouri Health Facilities (RB) 3.00%, 03/01/31 (c)	2,750		1,865,241
Cape Girardeau County Industrial Development Authority, Series A (RB) 5.00%, 03/01/27 (c)	1,000		1,036,729
City of Blue Springs, Adams Farm Project, Series A (TA) 4.00%, 06/01/23 (c)	15		15,008
City of Liberty, Liberty Commons Project, Series A (TA) 5.75%, 06/01/25 (c)	500		463,393
City of Nevada, Regional Medical Center (RB) (ACA) 4.30%, 05/30/23 (c)	40		38,984
City of St. Louis, Industrial Development Authority, Ballpark Village Development Project, Series A (RB) 4.38%, 11/15/26 (c)	250		201,056
Health and Educational Facilities Authority, Lutheran Senior Services Projects, Series C (RB) 4.00%, 02/01/29 (c)	475		378,950
I-470 Western Gateway Transportation Development District, Series A (RB)
4.50%, 12/01/26 (c)	300		295,128
5.25%, 12/01/26 (c)	1,100		1,101,726

See Notes to Financial Statements

39

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Missouri (continued)
Kansas City Industrial Development Authority, Methodist Retire Home, Series B (RB) 5.00%, 11/15/46	$5,352		$3,997,173
Kansas City Land Clearance Redevelopment Authority, Convention Center Hotel Project, Series B (TA) (AGM) 5.00%, 02/01/28 (c)	4,475		3,267,624
Kirkwood Industrial Development Authority, Missouri Retirement Community, Series A (RB)
5.25%, 05/15/27 (c)	1,500		1,337,918
5.25%, 05/15/27 (c)	4,000		3,258,690
Lees Summit Industrial Development Authority, John Knox Village, Series A (RB)
5.00%, 08/15/24 (c)	1,550		1,371,580
5.00%, 08/15/25 (c)	2,430		2,253,780
5.00%, 08/15/25 (c)	2,000		1,661,159
Lee’s Summit, Missouri Summit Fair Project (TA) 4.88%, 11/01/27 (c)	2,500		2,257,593
Missouri State Health & Educational Facilities Authority, University of Health Sciences and Pharmacy in St. Louis, Series A (RB) 4.00%, 05/01/33 (c)	2,000		1,760,605
Missouri State Health and Educational Facilities Authority, Lutheran Senior Services Project, Series A (RB) 5.00%, 02/01/24 (c)	3,000		2,782,589
St. Joseph Industrial Development Authority, Missouri Healthcare, Series A (RB) 5.00%, 01/01/26 (c)	1,000		724,106
St. Louis County, Industrial Development Authority, Friendship Village St. Louis, Series A (RB) 5.00%, 09/01/25 (c)	500		466,922
St. Louis County, Industrial Development Authority, St. Andrew’s Resources, Series A (RB) 5.00%, 12/01/25 (c)	150		142,463
University City of Missouri Industrial Development Authority of University City, Missouri, Series A (RB) 4.88%, 06/15/33 (c)	1,000		1,001,135
			33,330,819
	Par (000’s	)	Value
Montana: 0.2%
City of Forsyth, Rosebud County, Montana Pollution Control, Series A (RB) 3.90%, 05/30/23 (c)	$2,000		$2,000,104
Montana Facility Finance Authority, Bozeman Deaconess Health Services, Series A (RB) 4.00%, 06/01/31 (c)	415		394,623
Montana Facility Finance Authority, Kalispell Regional Medical Center, Series B (RB)
4.12%, 07/01/28 (c)	500		482,549
5.00%, 07/01/28 (c)	1,270		1,278,698
			4,155,974
Nebraska: 0.1%
Central Plains Energy Project, Gas Project Crossover No. 3, Series A (RB)
5.00%, 09/01/34	1,000		1,097,215
5.00%, 09/01/36	500		540,044
5.00%, 09/01/42	1,780		1,856,057
Central Plains Energy Project, Series G (RB) 5.00%, 10/01/29 (c) (p)	235		246,134
			3,739,450
Nevada: 0.3%
City of Las Vegas, Special Improvement District No. 814 (SA)
4.00%, 06/01/29 (c)	235		201,022
4.00%, 06/01/29 (c)	540		444,024
City of Reno, Tax Increment Senior Lien, Series C (TA) 5.40%, 05/30/23 (c)	1,175		1,162,879
Clark County School District, Series A (GO) 5.00%, 06/15/26	2,000		2,130,037
Clark County, Special Improvement District No. 159 (SA) 5.00%, 08/01/25 (c)	170		171,452
Henderson Local Improvement District No. T-18 (SA) 4.00%, 09/01/26 (c)	625		572,643
North Las Vegas, Special Improvement District No. 64 (SA) 4.62%, 12/01/28 (c)	230		210,918
North Las Vegas, Special Improvement District No. 64 (SA) (SAW) 4.62%, 12/01/28 (c)	480		450,963
State of Nevada, Department of Business and Industry, Somerset Academy, Series A (RB)
5.00%, 12/15/25 (c)	2,000		1,968,653
5.00%, 12/15/25 (c)	500		443,879

See Notes to Financial Statements

40

	Par (000’s	)	Value
Nevada (continued)
5.00%, 12/15/25 (c)	$400		$382,018
5.12%, 12/15/25 (c)	1,000		918,538
			9,057,026
New Hampshire: 0.4%
National Finance Authority, Ascentria Care Alliance Project (RB)
5.00%, 07/01/28 (c)	1,220		952,356
5.00%, 07/01/28 (c)	2,000		1,517,535
National Finance Authority, Covanta Project, Series B (RB) 4.62%, 07/01/23 (c)	4,000		3,376,882
National Finance Authority, New Hampshire Resource Recovery, Covanta Project, Series C (RB) 4.88%, 07/01/23 (c)	3,375		2,945,500
National Finance Authority, Resource Recovery, Series A (RB) 3.62%, 07/02/40 (c) (p)	1,600		1,197,538
National Finance Authority, The Vista Project, Series A (RB) 5.62%, 07/01/25 (c)	1,600		1,449,336
New Hampshire Health and Education Facilities Authority, Hillside Village, Series A (RB)
6.12%, 07/01/24 (c) (d) *	1,252		275,480
6.12%, 07/01/24 (c) (d) *	835		183,653
6.25%, 07/01/24 (c) (d) *	417		91,826
			11,990,106
New Jersey: 3.0%
Camden County, New Jersey Improvement Authority, Series A (RB) 5.00%, 02/15/24 (c)	150		151,433
Casino Reinvestment Development Authority (RB)
5.25%, 11/01/24 (c)	8,450		8,523,843
5.25%, 11/01/24 (c)	1,410		1,427,174
City of Atlantic City, New Jersey Tax Appeal (GO) 5.00%, 12/01/23 (c)	65		64,969
New Jersey Economic Development Authority, Bancroft Neurohealth Project, Series A (RB) 5.00%, 06/01/26 (c)	470		444,072
New Jersey Economic Development Authority, Continental Airlines, Inc. Project (RB)
5.25%, 05/30/23 (c)	1,645		1,655,955
5.50%, 06/20/23 (c)	60		60,644
5.62%, 03/05/24 (c)	2,035		2,065,327
5.62%, 03/05/24 (c)	285		289,247
5.75%, 05/30/23 (c)	4,800		4,813,776
	Par (000’s	)	Value
New Jersey (continued)
New Jersey Economic Development Authority, Kapkowski Road Landfill Reclamation Improvement District Project (SA) 5.75%, 04/01/31	$55		$54,995
New Jersey Economic Development Authority, Lions Gate Project (RB)
4.88%, 01/01/24 (c)	655		622,414
5.00%, 01/01/24 (c)	500		454,740
New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series A (RB)
4.00%, 07/01/27 (c)	2,000		2,020,674
4.00%, 07/01/27 (c)	1,640		1,672,060
5.00%, 07/01/27 (c)	4,640		4,936,036
New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series B (RB) (XLCA) 0.00%, 07/01/26 ^	515		461,570
New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series B (RB) 4.00%, 11/01/25	120		121,775
New Jersey Economic Development Authority, School Facilities Construction, Series AAA (RB)
5.00%, 12/15/26 (c)	725		765,302
5.00%, 12/15/26 (c)	305		320,285
New Jersey Economic Development Authority, School Facilities Construction, Series BBB (RB)
4.75%, 12/15/26 (c)	2,545		2,734,728
5.50%, 12/15/26 (c)	165		181,550
New Jersey Economic Development Authority, School Facilities Construction, Series EEE (RB) 5.00%, 12/15/28 (c)	2,880		3,009,226
New Jersey Economic Development Authority, School Facilities Construction, Series II (RB) 5.00%, 05/31/23 (c)	470		470,614
New Jersey Economic Development Authority, School Facilities Construction, Series KK (RB) 5.00%, 05/31/23 (c)	125		125,163
New Jersey Economic Development Authority, School Facilities Construction, Series LLL (RB) 5.00%, 12/15/29 (c)	600		644,914

See Notes to Financial Statements

41

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New Jersey (continued)
New Jersey Economic Development Authority, School Facilities Construction, Series MMM (RB) 4.00%, 12/15/29 (c)	$500		$513,598
New Jersey Economic Development Authority, School Facilities Construction, Series NN (RB) 5.00%, 05/31/23 (c)	15		15,020
New Jersey Economic Development Authority, School Facilities Construction, Series PP (RB)
5.00%, 06/15/24 (c)	140		143,000
5.00%, 06/15/24 (c)	100		102,142
5.00%, 06/15/24 (c)	580		592,427
New Jersey Economic Development Authority, School Facilities Construction, Series QQQ (RB)
4.00%, 12/15/29 (c)	205		194,635
4.00%, 12/15/30 (c)	600		597,037
4.00%, 12/15/30 (c)	700		721,550
4.00%, 12/15/30 (c)	600		604,164
New Jersey Economic Development Authority, School Facilities Construction, Series RR (RB) 5.00%, 06/15/24 (c)	620		633,284
New Jersey Economic Development Authority, School Facilities Construction, Series WW (RB)
5.00%, 06/15/25 (c)	630		659,116
5.00%, 06/15/25 (c)	680		711,427
5.25%, 06/15/25 (c)	435		454,221
5.25%, 06/15/25 (c)	1,055		1,109,151
5.25%, 06/15/25 (c)	2,565		2,696,657
New Jersey Economic Development Authority, School Facilities Construction, Series XX (RB)
4.00%, 06/15/24	220		221,231
4.38%, 06/15/25 (c)	420		429,453
5.00%, 06/15/25 (c)	105		109,852
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project (RB)
5.12%, 01/01/24 (c)	350		352,609
5.25%, 01/01/24 (c)	1,000		1,007,881
5.38%, 01/01/24 (c)	900		903,209
5.50%, 01/01/24 (c)	500		505,065
New Jersey Economic Development Authority, West Campus Housing, LLC, Series A (RB) 4.12%, 07/01/25 (c)	150		136,088
	Par (000’s	)	Value
New Jersey (continued)
New Jersey Educational Facilities Authority, Higher Educational Capital Improvement, Series A (RB) 5.00%, 09/01/24 (c)	$330		$337,530
New Jersey Educational Facilities Authority, Montclair State University Issue, Series A (RB) 5.00%, 07/01/24 (c)	1,000		1,009,970
New Jersey Educational Facilities Authority, Rider University, Series F (RB) 5.00%, 07/01/27 (c)	490		420,631
New Jersey Health Care Facilities Financing Authority, Hospital Asset Transformation Program (RB) 5.00%, 04/01/28 (c)	500		540,586
New Jersey Transportation Trust Fund Authority, Series A (RB)
0.00%, 12/15/25 ^	270		247,057
0.00%, 12/15/25 ^	230		210,456
0.00%, 12/15/33 ^	5		3,395
5.00%, 12/15/26	5		5,320
5.00%, 12/15/28	200		220,772
5.00%, 12/15/29 (c)	385		412,023
New Jersey Transportation Trust Fund Authority, Series AA (RB)
4.75%, 06/15/25 (c)	150		153,808
5.00%, 06/15/23 (c)	135		135,323
5.00%, 06/15/23 (c)	640		640,965
5.00%, 06/15/23 (c)	200		200,419
5.00%, 06/15/23 (c)	605		606,395
5.00%, 06/15/25 (c)	340		346,434
5.25%, 06/15/23 (c)	130		130,316
5.25%, 06/15/25 (c)	505		518,739
New Jersey Transportation Trust Fund Authority, Series C (RB) (AMBAC)
0.00%, 12/15/24 ^	430		406,677
0.00%, 12/15/25 ^	250		229,051
0.00%, 12/15/28 ^	185		153,423
New Jersey Transportation Trust Fund Authority, Series C (RB) (NATL) 0.00%, 12/15/31 ^	365		271,501
Newark Housing Port Authority, Marine Terminal Redevelopment Project (RB) (NATL) 5.25%, 01/01/27	100		105,830
South Jersey Port Corp., Marine Terminal, Series B (RB) 5.00%, 01/01/28 (c)	360		377,016

See Notes to Financial Statements

42

	Par (000’s	)	Value
New Jersey (continued)
Tobacco Settlement Financing Corp., Series A (RB)
5.00%, 06/01/28 (c)	$13,290		$13,691,601
5.25%, 06/01/28 (c)	2,675		2,798,473
Tobacco Settlement Financing Corp., Series B (RB) 5.00%, 06/01/28 (c)	9,155		9,117,360
			84,796,374
New Mexico: 0.3%
City of Farmington, New Mexico Pollution Control, Public Service Company of San Juan And Four Corners Projects, Series B (RB) 2.15%, 10/01/31 (c)	6,000		4,817,536
New Mexico Hospital Equipment Loan Council, Haverland Carter Lifestyle Group -LA Vida Llena Expansion Project, Series A (RB) 5.00%, 07/01/26 (c)	3,480		2,673,536
			7,491,072
New York: 10.3%
Brooklyn Arena Local Development Corp., Barclays Center (RB)
0.00%, 07/15/32 ^	395		264,874
0.00%, 07/15/33 ^	370		236,383
0.00%, 07/15/47 ^	180		51,717
Brooklyn Arena Local Development Corp., Barclays Center, Series A (RB)
5.00%, 01/15/27 (c)	4,050		4,049,689
5.00%, 07/15/26	345		355,359
Build NYC Resource Corp., Albert Einstein School of Medicine, Inc., Project (RB) 5.50%, 09/01/25 (c)	4,920		4,921,075
Build NYC Resource Corp., Brooklyn Navy Yard Cogeneration Partners, L.P. Project (RB)
5.00%, 12/31/28	5,435		5,159,307
5.25%, 12/31/28 (c)	9,700		8,938,068
5.50%, 12/31/28 (c)	4,700		4,089,835
Build NYC Resource Corp., East Harlem Scholars Academy Charter School Project (RB)
5.75%, 06/01/30 (c)	1,000		1,029,201
5.75%, 06/01/30 (c)	1,000		1,009,779
Build NYC Resource Corp., Kipp NYC Public School Facilities - Canal West Project (RB)
5.25%, 07/01/32 (c)	1,000		1,030,215
5.25%, 07/01/32 (c)	1,000		1,023,265
5.25%, 07/01/32 (c)	1,500		1,523,838
	Par (000’s	)	Value
New York (continued)
Build NYC Resource Corp., Richmond University Medical Center Project, Series A (RB) 5.62%, 12/01/28 (c)	$1,200		$1,195,024
Build NYC Resource Corp., Shefa School Project, Series A (RB) (SAW) 5.00%, 06/15/31 (c)	4,000		3,445,029
City of Troy Capital Resource Corp., Series A (RB) 4.00%, 09/01/30 (c)	1,250		1,177,879
County of Suffolk, Series D (GO) (BAM) 4.00%, 10/15/27 (c)	1,000		1,044,068
Dutchess County Local Development Corp., Bard College Project, Series A (RB)
5.00%, 07/01/30 (c)	1,000		1,004,836
5.00%, 07/01/30 (c)	1,500		1,527,927
5.00%, 07/01/30 (c)	8,370		8,303,035
Dutchess County Local Development Corp., Health Quest System, Inc., Series B (RB)
5.00%, 07/01/26 (c)	1,000		1,017,708
5.00%, 07/01/26 (c)	3,000		2,920,735
Erie Tobacco Asset Securitization Corp., Series A (RB)
5.00%, 05/30/23 (c)	5		4,726
5.00%, 05/30/23 (c)	2,000		1,839,417
Monroe County Industrial Development Corp., Rochester regional Health Project, Series A (RB)
3.00%, 12/01/30 (c)	5		3,769
5.00%, 12/01/30 (c)	500		534,342
Monroe County Industrial Development Corp., Rochester Regional Health Project, Series A (RB) 4.00%, 12/01/30 (c)	1,100		1,092,012
Nassau County Tobacco Settlement Corp., Series A-3 (RB) 5.12%, 05/15/23 (c)	2,905		2,620,948
New York City Housing Development Corp., Multi-Family Housing, Series F (RB) 4.50%, 05/15/24 (c)	2,500		2,446,445
New York City Industrial Development Agency, Airport Facilities, Series A (RB) 5.00%, 05/30/23 (c)	2,000		2,000,901
New York Counties Tobacco Trust IV, Series A (RB)
3.75%, 06/01/26 (c)	500		399,269
5.00%, 05/15/23 (c)	785		714,595
5.00%, 05/15/23 (c)	8,000		7,388,268

See Notes to Financial Statements

43

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New York (continued)
New York Counties Tobacco Trust IV, Series E (RB) 0.00%, 05/15/23 (c) ^	$5		$366
New York Counties Tobacco Trust VI, Series A-2B (RB) 5.00%, 06/01/26 (c)	1,270		1,208,019
New York Liberty Development Corp., 3 World Trade Center Project (RB)
5.00%, 11/15/24 (c)	2,025		1,967,744
5.15%, 11/15/24 (c)	4,210		4,214,826
7.25%, 11/15/24 (c)	7,000		7,086,500
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Series 3 (RB) 2.80%, 03/15/29 (c)	7,000		6,328,818
New York Liberty Development Corp., Goldman Sachs Headquarters Issue (RB) 5.25%, 10/01/35	3,000		3,446,820
New York State Dormitory Authority, CUNY Student Housing Project (RB) (AMBAC) 5.50%, 07/01/35	480		532,578
New York State Dormitory Authority, Fit Student Housing Corp. (RB) (NATL) 5.25%, 07/01/31	150		159,149
New York State Dormitory Authority, Fordham University, Series A (RB) 5.00%, 07/01/26 (c)	1,550		1,606,850
New York State Dormitory Authority, Montefiore Obligated Group, Series A (RB) 5.00%, 08/01/27	2,500		2,491,707
New York State Dormitory Authority, New School University, Series A (RB) 5.00%, 07/01/25 (c)	2,500		2,533,172
New York State Dormitory Authority, New School, Series A (RB) 5.00%, 01/01/27 (c)	2,500		2,553,752
New York State Dormitory Authority, Series A (RB) 5.00%, 01/01/27 (c)	1,370		1,448,362
New York State Dormitory Authority, Yeshiva University, Series A (RB) 5.00%, 07/15/32 (c)	1,000		1,007,670
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project (RB) 2.25%, 08/01/26	1,625		1,520,671
	Par (000’s	)	Value
New York (continued)
5.00%, 05/19/23 (c)	$10,640		$10,653,074
5.00%, 05/19/23 (c)	12,520		12,529,076
5.25%, 08/01/30 (c)	2,810		2,904,307
5.38%, 08/01/30 (c)	2,000		2,023,145
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project (RB)
4.00%, 01/01/28 (c)	2,750		2,653,332
4.00%, 10/01/30	8,665		8,544,461
4.38%, 10/01/30 (c)	22,050		21,033,305
5.00%, 01/01/28 (c)	610		639,757
5.00%, 01/01/28 (c)	1,300		1,362,973
5.00%, 01/01/28 (c)	5,230		5,479,619
5.00%, 01/01/28 (c)	1,600		1,677,980
5.00%, 10/01/30 (c)	18,300		18,785,230
5.00%, 10/01/30 (c)	16,150		17,050,453
New York Transportation Development Corp., John F. Kennedy International Airport Project (RB) 3.00%, 08/01/31	5,765		5,044,701
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Series A (RB)
4.00%, 07/01/24 (c)	1,000		1,000,323
5.00%, 07/01/24 (c)	2,230		2,261,379
5.00%, 07/01/24 (c)	10,130		10,064,764
5.00%, 07/01/24 (c)	420		426,413
5.00%, 07/01/24 (c)	1,515		1,518,157
5.25%, 07/01/24 (c)	7,580		7,589,215
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project (RB)
5.00%, 12/01/32 (c)	1,000		1,036,032
5.00%, 12/01/32 (c)	1,000		1,052,021
5.00%, 12/01/32 (c)	1,000		1,041,069
Niagara Area Development Corp., New York Solid Waste Disposal Facility, Series A (RB) 4.75%, 07/01/23 (c)	2,250		1,931,593
Otsego County Capital Resource Corp., Hartwick College Project, Series A (RB) 5.00%, 10/01/25 (c)	355		279,950
Suffolk Tobacco Asset Securitization Corp., Series B-2 (RB) 0.00%, 06/01/31 (c) ^	10,515		1,176,141
Syracuse Industrial Development Agency, Carousel Center Project, Series A (RB) 5.00%, 01/01/26 (c)	200		148,079

See Notes to Financial Statements

44

	Par (000’s	)	Value
New York (continued)
Triborough Bridge & Tunnel Authority, MTA Bridges and Tunnels, Series B (RB) 5.00%, 12/16/24	$10,000		$10,281,592
TSASC, Inc., Tobacco Settlement Bonds, Series B (RB) 5.00%, 06/01/27 (c)	18,780		17,655,628
Ulster County Capital Resource Corp., Woodland Pond of New Paltz Project (RB)
4.00%, 09/15/24 (c)	525		495,364
5.00%, 09/15/24 (c)	400		319,831
5.25%, 09/15/24 (c)	180		128,966
Westchester County Local Development Corp., Medical Center (RB) 5.00%, 11/01/25 (c)	3,000		2,892,760
Westchester Tobacco Asset Securitization Corp., Series B (RB) 5.00%, 06/01/27 (c)	200		205,009
Westchester Tobacco Asset Securitization Corp., Series C (RB) 5.00%, 06/01/23 (c)	4,575		4,576,002
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Series A (RB) 5.00%, 10/15/29 (c)	275		244,789
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Series A (RB) (AGM) 5.00%, 10/15/29 (c)	315		294,844
			289,471,876
North Carolina: 0.5%
North Carolina Department of Transportation, I-77 Hot Lanes Project (RB)
5.00%, 06/30/25 (c)	1,000		1,004,000
5.00%, 06/30/25 (c)	1,430		1,377,380
North Carolina Medical Care Commission Health Care Facilities First Mortgage, Pennybyrn at Maryfield (RB)
5.00%, 10/01/24 (c)	1,000		1,001,578
5.00%, 10/01/24 (c)	1,770		1,758,609
North Carolina Medical Care Commission Health Care Facilities, Series A (RB) 4.00%, 01/01/30 (c)	205		199,005
North Carolina Medical Care Commission, Pennybyrn at Maryfield (RB) 5.00%, 10/01/25	90		90,331
	Par (000’s	)	Value
North Carolina (continued)
North Carolina Medical Care Commission, Retirement Facilities (RB)
4.70%, 07/01/25 (c)	$550		$486,703
5.00%, 10/01/24 (c)	250		242,804
5.00%, 10/01/24 (c)	250		231,551
North Carolina Medical Care Commission, Retirement Facilities, Series A (RB) 5.00%, 10/01/24 (c)	165		161,397
North Carolina Medical Care Commission, Retirement Facilities, Series A (RB) (AGM) 5.00%, 07/01/26 (c)	385		328,619
North Carolina Medical Care Commission, Salemtowne Project (RB) 5.25%, 10/01/25 (c)	465		433,339
North Carolina Turnpike Authority, Monroe Expressway Toll, Series A (RB) 5.00%, 07/01/26 (c)	5,120		5,171,774
North Carolina Turnpike Authority, Triangle Expressway System (RB) 5.00%, 01/01/27 (c)	1,000		1,057,666
North Carolina Turnpike Authority, Triangle Expressway System (RB) (AGM) 5.00%, 01/01/29 (c)	100		110,818
			13,655,574
North Dakota: 0.2%
City of Grand Forks, Altru Health System (RB) (AGM) 4.00%, 12/01/31 (c)	1,000		880,096
City of Williston, Eagle Crest Apartments LLC Project (RB)
6.25%, 09/01/23 (d) *	615		276,750
7.75%, 09/01/23 (c) (d) *	1,285		578,250
County of Grand Forks, Red River Biorefinery, LLC Project, Series A (RB) 7.00%, 06/15/26 (c) (d) *	5,500		3,025,000
Ward County, North Dakota Health Care Facilities, Series C (RB) 5.00%, 06/01/28 (c)	1,000		856,059
			5,616,155
Ohio: 3.8%
Akron Bath Copley Joint Township Hospital District, Summa Health System (RB)
5.25%, 11/15/26 (c)	3,000		3,049,512
5.25%, 11/15/26 (c)	500		510,684
American Municipal Power, Inc., Prairie State Energy Campus Project, Series A (RB) 5.00%, 02/15/24 (c)	1,585		1,593,366

See Notes to Financial Statements

45

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Ohio (continued)
Buckeye Tobacco Settlement Financing Authority, Series B-2 (RB) 5.00%, 06/01/30 (c)	$46,645		$43,543,765
Buckeye Tobacco Settlement Financing Authority, Series B-3 (RB) 0.00%, 06/01/30 (c) ^	21,500		2,630,878
Centerville Ohio Health Care, Graceworks Lutheran Services (RB) 5.25%, 11/01/27 (c)	1,000		870,922
Cleveland Cuyahoga County, Port Authority Cultural Facility, Playhouse Square Foundation Project (RB) 5.00%, 12/01/28	800		813,999
Columbus-Franklin County Finance Authority, Ohio Dominican University Project (RB) (SBG) 6.50%, 03/01/25 (c)	3,800		3,015,221
County of Butler (RB) 5.00%, 11/15/27 (c)	1,035		1,098,366
County of Cuyahoga, Ohio Convention Hotel Project (CP) 5.00%, 06/01/24 (c)	1,805		1,833,112
County of Cuyahoga, Ohio Hospital, The Metrohealth System (RB)
4.75%, 02/15/27 (c)	340		331,733
5.00%, 02/15/27 (c)	2,010		1,992,581
5.25%, 02/15/27 (c)	4,250		4,304,297
County of Montgomery, Premier Health Partners Obligated Group, Series A (RB)
4.00%, 11/15/29 (c)	2,250		2,015,749
4.00%, 11/15/29 (c)	3,940		3,636,577
Cuyahoga County, Ohio Hospital, The Metrohealth System (RB)
5.00%, 02/15/27 (c)	5,000		4,958,950
5.50%, 02/15/27 (c)	1,225		1,249,725
Muskingum County, Ohio Hospital Facilities, Genesis HealthCare System Project (RB)
5.00%, 05/30/23 (c)	1,750		1,557,046
5.00%, 05/30/23 (c)	490		490,189
5.00%, 05/30/23 (c)	4,030		3,542,765
Ohio Air Quality Development Authority, American Electric Co. Project, Series B (RB) 2.60%, 10/01/29 (c) (p)	2,225		1,975,060
Ohio Air Quality Development Authority, AMG Vanadium Project (RB) 5.00%, 07/01/29 (c)	13,565		12,540,651
	Par (000’s	)	Value
Ohio (continued)
Ohio Air Quality Development Authority, Duke Energy Corp. Project, Series B (RB) 4.25%, 06/01/27 (p)	$1,000		$1,002,609
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Series A (RB) 3.25%, 09/01/29	2,750		2,570,258
Ohio University, A State University of Ohio, Series A (RB) 5.00%, 06/01/27 (c)	1,250		1,312,001
Southeastern Ohio Port Authority, Hospital Facilities Revenue, Memorial Health System Obligated Group Project (RB)
5.00%, 12/01/24 (c)	1,240		1,021,990
5.00%, 12/01/24 (c)	245		225,924
5.50%, 12/01/24 (c)	70		62,847
Washington County, Ohio Hospital Facilities, Memorial Health System (RB) 6.75%, 12/01/32 (c)	2,235		2,243,114
			105,993,891
Oklahoma: 1.2%
Atoka Industrial Development Authority Solid Waste Disposal Facilities, Gladieux Metals Recycling Oklahoma, LLC Project (RB) 8.00%, 08/01/26 (c)	1,000		1,010,043
Holdenville Public Works Authority, Series A (RB) 4.38%, 11/01/24 (c)	605		412,014
Norman Regional Hospital Authority (RB)
3.25%, 09/01/29 (c)	340		263,872
4.00%, 09/01/26 (c)	2,365		2,148,567
4.00%, 09/01/29 (c)	2,000		1,692,534
5.00%, 09/01/29 (c)	3,200		3,192,112
Oklahoma County Finance Authority, Epworth Villa Project, Series A (RB)
5.00%, 04/01/23 (d) *	90		45,000
5.00%, 05/30/23 (c) (d) *	825		412,500
Oklahoma Development Finance Authority, OU Medicine Project, Series B (RB)
5.00%, 08/15/28 (c)	700		678,001
5.25%, 08/15/28 (c)	2,900		2,760,838
5.25%, 08/15/28 (c)	8,000		7,412,333
Oklahoma Development Finance Authority, OU Medicine Project, Series B (RB) (AGM)
5.50%, 08/15/28 (c)	6,290		5,808,264
5.50%, 08/15/28 (c)	1,300		1,223,151

See Notes to Financial Statements

46

	Par (000’s	)	Value
Oklahoma (continued)
Rogers County Industrial Development Authority (RB) 3.62%, 04/01/25 (c)	$375		$336,356
Tulsa Municipal Airport Trust, American Airlines, Inc. (RB) 5.00%, 06/01/25 (c) (p)	4,455		4,490,718
Tulsa Municipal Airport Trust, American Airlines, Inc., Series B (RB) 5.50%, 06/01/23 (c)	2,100		2,100,634
			33,986,937
Oregon: 0.0%
Multnomah County, Oregon Hospital Facilities Authority, PArkview Project, Series A (RB) (AGM) 4.00%, 12/01/28 (c)	1,000		828,244
Pennsylvania: 4.3%
Allentown Neighborhood Improvement Zone Development Authority (RB)
5.00%, 05/01/27 (c)	2,000		1,959,644
5.00%, 05/01/27 (c)	250		254,298
5.00%, 05/01/28	785		803,236
5.00%, 05/01/28 (c)	250		254,631
5.00%, 05/01/28	1,000		1,024,850
5.38%, 05/01/28 (c)	4,000		4,007,799
Berks County Industrial Development Authority, Tower Health Project (RB)
5.00%, 11/01/24	500		375,674
5.00%, 11/01/26	120		79,177
5.00%, 11/01/27 (c)	110		68,118
5.00%, 11/01/27 (c)	1,000		619,660
5.00%, 11/01/27 (c)	470		291,388
Berks County Municipal Authority, Reading Hospital and Medical Center Project, Series A (RB) 5.00%, 05/19/23 (c)	1,000		618,758
Berks County Municipal Authority, Tower Health Project (RB) 4.00%, 11/01/27 (c)	3,425		1,724,566
Berks County Municipal Authority, Tower Health Project, Series A (RB)
5.00%, 02/01/27	1,000		649,783
5.00%, 02/01/30	860		532,989
Berks County Municipal Authority, Tower Health Project, Series B-2 (RB) 5.00%, 02/01/27 (c) (p)	6,000		3,898,700
Berks County Municipal Authority, Tower Health Project, Series B-3 (RB) 5.00%, 02/01/30 (c) (p)	670		415,235
	Par (000’s	)	Value
Pennsylvania (continued)
Bucks County Industrial Development Authority Hospital (RB) 4.00%, 07/01/31 (c)	$1,000		$773,516
Butler County Hospital Authority, Butler Health System Project, Series A (RB) 5.00%, 07/01/25 (c)	1,465		1,419,060
Central Texas Regional Mobility Authority, Subordinated Lien, Series G (RB) 6.00%, 10/01/24 (c)	1,000		962,159
Chester County Health and Education Facilities Authority, Immaculata University Project (RB) 5.00%, 11/01/27 (c)	430		344,516
Chester County Health and Education Facilities Authority, Simpson Senior Services Project, Series A (RB) 5.25%, 12/01/25 (c)	440		385,193
Chester County Industrial Development Authority, Woodland at Greystone Project (SA)
5.00%, 03/01/28 (c)	1,300		1,270,548
5.12%, 03/01/28 (c)	1,989		1,858,903
County of Albemarle, Industrial Development Authority Environmental Improvement, United States Steel Corp. Project (RB) 4.88%, 11/01/24	1,500		1,506,331
County of Cumberland, Diakon Lutheran Social Ministries (RB) 4.00%, 01/01/25 (c)	185		174,749
Crawford County Hospital Authority, Meadville Medical Center Project, Series A (RB)
6.00%, 06/01/26 (c)	440		449,666
6.00%, 06/01/26 (c)	345		350,363
Cumberland County Municipal Authority (RB) 5.00%, 01/01/25 (c)	3,000		2,573,785
Dauphin County General Authority University, Harrisburg University of Science and Technology Project (RB)
5.00%, 10/15/27	500		495,080
6.25%, 10/15/28 (c)	3,200		3,215,975
Delaware County Industrial Development Authority, Chester Community Charter School Project, Series A (RB) 5.12%, 06/01/26 (c)	395		368,904

See Notes to Financial Statements

47

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Pennsylvania (continued)
Delaware Valley, Pennsylvania Regional Finance Authority, Series A (RB) (AMBAC) 5.50%, 08/01/28	$1,000		$1,128,721
Doylestown Hospital Authority, Series A (RB) (SBG) 5.00%, 07/01/23 (c)	1,000		952,498
Erie Pennsylvania Higher Education Building Authority, Mercyhurst University Project (RB) 5.00%, 09/15/26 (c)	1,000		940,300
Franklin County Industrial Development Authority, Menno-Haven, Inc. Project (RB)
5.00%, 12/01/25 (c)	215		166,325
5.00%, 12/01/25 (c)	500		397,191
Lancaster County Hospital Authority, Brethren Village Project (RB) 5.12%, 07/01/27 (c)	1,000		922,595
Lancaster County Hospital Authority, St. Anne’s Retirement Community, Inc. Project (RB)
5.00%, 03/01/27 (c)	425		337,740
5.00%, 03/01/27 (c)	310		253,957
5.00%, 03/01/27 (c)	425		363,412
McCandless Industrial Development Authority, LA Roche University Project, Series A (RB) 6.75%, 12/01/32 (c)	1,000		952,467
Montgomery County Higher Education and Health Authority, Holy Redeemer Health System, Series A (RB) 5.00%, 10/01/26 (c)	5,150		4,902,391
Montgomery County Higher Education and Health Authority, Presbytery Homes, Inc. Project (RB) 5.00%, 12/01/24 (c)	2,000		1,830,789
Montgomery County Higher Education and Health Authority, Thomas Jefferson University, Series B (RB) 5.00%, 05/01/32 (c)	4,800		4,970,884
Montgomery County Industrial Development Authority, Whitemarsh Continuing Care Retirement Community Project (RB)
5.00%, 01/01/25 (c)	150		145,364
5.25%, 01/01/25 (c)	870		791,539
	Par (000’s	)	Value
Pennsylvania (continued)
Moon Industrial Development Authority, Baptist Homes Society (RB)
5.62%, 07/01/25 (c)	$300		$277,036
5.75%, 07/01/25 (c)	2,000		1,765,890
6.00%, 07/01/25 (c)	590		492,238
Northampton County Industrial Development Authority, Morningstar Senior Living, Inc. Project (RB) 5.00%, 11/01/26 (c)	1,000		896,179
Pennsylvania Economic Development Financing Authority, Tapestry Moon Senior Housing Project, Series A (RB)
6.50%, 12/01/28 (c) (d) *	3,040		1,159,000
6.75%, 12/01/28 (c) (d) *	6,470		2,466,688
Pennsylvania Economic Development Financing Authority, The Penndot Major Bridges Package One Project (RB)
5.25%, 12/31/32 (c)	8,000		8,294,019
5.50%, 12/31/32 (c)	3,000		3,290,090
5.50%, 12/31/32 (c)	2,000		2,166,583
5.75%, 12/31/32 (c)	2,000		2,184,941
6.00%, 12/31/32 (c)	1,000		1,118,931
Pennsylvania Economic Development Financing Authority, The Pennsylvania Rapid Bridge Replacement Project (RB)
5.00%, 12/31/24	550		557,938
5.00%, 12/31/25	1,105		1,132,524
5.00%, 06/30/26 (c)	575		593,683
5.00%, 06/30/26 (c)	500		502,553
5.00%, 06/30/26 (c)	1,485		1,531,369
5.00%, 06/30/26 (c)	410		423,088
Pennsylvania Higher Educational Facilities Authority, La Salle University (RB)
5.00%, 05/30/23 (c)	1,000		825,356
5.00%, 05/30/23 (c)	1,915		1,690,568
Pennsylvania Higher Educational Facilities Authority, Thomas Jefferson University, Series A (RB) 5.25%, 03/01/25 (c)	3,825		3,862,267
Pennsylvania Turnpike Commission, Series B (RB) (BAM) 4.00%, 12/01/31 (c)	2,840		2,883,191

See Notes to Financial Statements

48

	Par (000’s	)	Value
Pennsylvania (continued)
Philadelphia Authority for Industrial Development, First Philadelphia Preparatory Charter School Project, Series A (RB) 7.25%, 06/15/24 (c)	$1,000		$1,031,394
Philadelphia Authority for Industrial Development, Greater Philadelphia Health Action, Inc. Project, Series A (RB)
6.38%, 06/01/25 (c)	440		420,817
6.50%, 06/01/25 (c)	440		422,084
6.62%, 06/01/25 (c)	415		400,571
Philadelphia Authority for Industrial Development, Independence Charter School West Project (RB) 5.00%, 12/15/26 (c)	355		344,280
Philadelphia Authority for Industrial Development, Independence Charter School West Project (RB) (SAW) 4.00%, 12/15/26 (c)	350		334,394
Philadelphia Authority for Industrial Development, LA Salle University (RB) 4.00%, 11/01/27 (c)	2,000		1,419,412
Philadelphia Authority for Industrial Development, Performing Arts, String Theory Charter School Project (RB)
5.00%, 06/15/28 (c)	1,000		961,207
5.00%, 06/15/28 (c)	500		502,212
Philadelphia Authority for Industrial Development, Temple University (RB) 5.00%, 04/01/25 (c)	3,000		3,099,099
Philadelphia Authority for Industrial Development, Temple University, First Series (RB) 5.00%, 04/01/25 (c)	5,695		5,780,335
Philadelphia Authority for Industrial Development, Wesley Enhanced Living Obligation Group, Series A (RB) 5.00%, 07/01/27 (c)	735		673,459
Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System (RB) 5.00%, 07/01/27 (c)	1,000		1,038,939
Philadelphia Hospitals and Higher Education Facilities Authority, Temple University Health System, Series A (RB) 5.00%, 07/01/27 (c)	1,240		1,292,013
	Par (000’s	)	Value
Pennsylvania (continued)
5.00%, 07/01/27 (c)	$220		$228,945
Philadelphia, Pennsylvania Hospital & Higher Education Facilities Authority, Temple University Health System Obligation Group (RB) (AGM) 5.00%, 07/01/32 (c)	2,470		2,692,759
Reading Pennsylvania School District (GO) (AGM) 5.00%, 03/01/27 (c)	1,535		1,634,318
School District of Philadelphia, Series A (GO) (AGM-CR FGIC ST AID WITHHLDG) 5.00%, 06/01/24	1,010		1,026,386
Scranton Pennsylvania (GO) 5.00%, 05/15/24 (c)	1,000		1,002,006
Scranton Redevelopment Authority, Series A (RB) 5.00%, 05/15/24 (c)	220		217,071
Scranton-Lackawanna, Pennsylvania Health and Welfare Authority (RB) 5.00%, 06/01/26 (c)	1,500		1,423,908
The School District of Philadelphia, Series F (GO) (SAW) 5.00%, 09/01/26	3,000		3,181,786
			120,024,954
Puerto Rico: 8.2%
Cofina Class 2 Trust (RB) (AMBAC) 0.00%, 08/01/47 ^	80		21,877
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Series A (RB)
4.00%, 07/01/31 (c)	7,365		6,260,560
4.00%, 07/01/32 (c)	2,040		1,734,086
5.00%, 07/01/30 (c)	2,000		1,999,864
5.00%, 07/01/30 (c)	15,000		14,488,830
5.00%, 07/01/30	7,500		7,603,155
5.00%, 07/01/32 (c)	4,290		4,246,804
6.12%, 07/01/24	105		106,228
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Series B (RB)
5.00%, 07/01/29	3,000		3,047,489
5.00%, 07/01/31 (c)	3,500		3,511,400
5.00%, 07/01/31 (c)	2,000		1,979,862
Puerto Rico Commonwealth Highway and Transportation Authority, Series A (RB) 5.00%, 07/01/32 (c)	10,000		9,658,031
Puerto Rico Commonwealth, Series A-1 (GO)
4.00%, 07/01/31 (c)	8,260		6,957,043
4.00%, 07/01/31 (c)	5,425		4,415,180
Puerto Rico Commonwealth, Series A-1 (GO) (BAM-TCRS) 4.00%, 07/01/31 (c)	13,570		12,447,312

See Notes to Financial Statements

49

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Puerto Rico (continued)
4.00%, 07/01/31 (c)	$15,073		$13,519,660
4.00%, 07/01/31 (c)	13,000		11,389,669
5.62%, 07/01/27	4,000		4,173,495
5.75%, 07/01/31	10,055		10,784,242
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Series A (RB) 6.62%, 05/30/23 (c)	100		101,455
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, University Plaza Project, Series A (RB) (NATL) 5.00%, 07/01/23 (c)	20		19,773
Puerto Rico Sales Tax Financing Corp., Series A-1 (RB)
0.00%, 07/01/24 ^	5,772		5,490,022
4.50%, 07/01/25 (c)	5,000		5,014,244
5.00%, 07/01/28 (c)	31,530		30,445,459
Puerto Rico Sales Tax Financing Corp., Series A-1 (RB) (AGC) 4.55%, 07/01/28 (c)	6,662		6,380,363
Puerto Rico Sales Tax Financing Corp., Series A-1 (RB) (AMBAC) 4.75%, 07/01/28 (c)	23,559		22,088,120
Puerto Rico Sales Tax Financing Corp., Series A-2 (RB)
4.33%, 07/01/28 (c)	12,303		11,470,176
4.33%, 07/01/28 (c)	26,108		24,340,676
4.55%, 07/01/28 (c)	6,432		6,160,086
			229,855,161
Rhode Island: 0.3%
Rhode Island Health and Educational Building Corp., Care New England Issue, Series B (RB)
5.00%, 09/01/26 (c)	3,750		3,559,247
5.00%, 09/01/26	100		100,356
Rhode Island Health and Educational Building Corp., Care New England, Series B (RB) 5.00%, 09/01/26 (c)	500		494,287
Rhode Island Health and Educational Building Corp., Lifespan Obligated Group Issue (RB)
5.00%, 05/15/26 (c)	690		695,385
5.00%, 05/15/26 (c)	1,000		1,026,064
Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 06/01/25 (c)	1,650		1,663,621
	Par (000’s	)	Value
Rhode Island (continued)
Tobacco Settlement Financing Corp., Series B (RB) 5.00%, 06/01/25 (c)	$2,000		$1,984,660
			9,523,620
South Carolina: 0.5%
Berkeley County, South Carolina Nexton Improvement District (SA) 4.38%, 11/01/29 (c)	800		658,814
Piedmont Municipal Power Agency, South Carolina Electric, Series C (RB) 5.00%, 01/01/27 (c)	1,000		1,060,975
SCAGO Educational Facilities Corp. for Pickens School District (RB) 5.00%, 06/01/25 (c)	1,425		1,476,064
South Carolina Jobs-Economic Development Authority, Hampton Medical Center Project (RB)
5.00%, 11/01/24 (c)	500		516,398
5.00%, 11/01/24 (c)	650		655,002
South Carolina Jobs-Economic Development Authority, High Point Academy Project, Series A (RB)
5.75%, 12/15/26 (c)	500		504,343
5.75%, 12/15/26 (c)	500		508,604
South Carolina Jobs-Economic Development Authority, South Carolina Episcopal Home at Still Hopes (RB) 5.00%, 04/01/25 (c)	3,000		2,534,276
South Carolina Jobs-Economic Development Authority, South Carolina Episcopal Home at Still Hopes, Series A (RB) (AGM) 5.00%, 04/01/24 (c)	1,000		839,796
South Carolina Jobs-Economic Development Authority, The Lutheran Homes of South Carolina, Inc. (RB) 5.00%, 05/30/23 (c)	320		260,238
South Carolina Jobs-Economic Development Authority, The Woodlands at Furman (RB)
4.00%, 11/15/24 (c)	255		246,063
5.25%, 11/15/24 (c)	2,000		1,840,055
South Carolina Ports Authority (RB) 5.25%, 07/01/25 (c)	1,515		1,573,670
South Carolina State Ports Authority, Series A (RB) 5.00%, 07/01/29 (c)	2,250		2,367,898
			15,042,196

See Notes to Financial Statements

50

	Par (000’s	)	Value
South Dakota: 0.1%
City of Sioux Falls, Dow Rummel Village Project (RB)
5.00%, 11/01/26 (c)	$750		$644,425
5.00%, 11/01/26 (c)	500		426,824
County of Lincoln, South Dakota Economic Development, Augustana College Association Project, Series A (RB)
4.00%, 08/01/31 (c)	1,100		866,008
4.00%, 08/01/31 (c)	1,550		1,261,703
			3,198,960
Tennessee: 0.7%
Blount County, Health and Educational Facilities Board, Series A (RB) 5.00%, 01/01/25 (c) (d) *	740		444,000
Bristol Industrial Development Board, Pinnacle Project, Series A (RB) 5.00%, 12/01/26 (c)	2,000		1,884,789
Chattanooga Health, Educational and Housing Facility Board, Series A-2 (RB) 5.00%, 08/01/29 (c)	310		320,232
Chattanooga-Hamilton County Hospital, Erlanger Health System, Series A (RB) 5.00%, 10/01/24 (c)	6,180		6,198,203
Knox County Health Educational and Housing Facility Board (RB)
4.00%, 09/01/26 (c)	290		245,282
4.00%, 09/01/26 (c)	295		275,159
5.00%, 04/01/27 (c)	645		669,215
Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, Lipscomb University Project, Series A (RB) 5.25%, 10/01/29 (c)	2,450		2,358,347
Tennessee Energy Acquisition Corp., Series B (RB) 5.62%, 09/01/26	7,000		7,264,537
The Health, Educational and Housing Facility Board of the City of Chattanooga, CommonSpirit Health, Series A-1 (RB) 4.00%, 08/01/29 (c)	200		197,222
			19,856,986
	Par (000’s	)	Value
Texas: 5.8%
Angelina and Neches River Authority, Industrial Development Corp., Solid Waste Disposal and Wastewater Treatment Facilities, Series A (RB) 7.50%, 06/01/28 (c)	$1,500		$998,666
Arlington Higher Education Finance Corp., Legacy Traditional School - Texas Project, Series A (RB) 6.75%, 02/15/30 (c)	5		4,912
Austin Convention Enterprises, Inc., Convention Center Hotel, First Tier, Series A (RB) 5.00%, 01/01/27 (c)	500		515,145
Austin Convention Enterprises, Inc., Convention Center Hotel, First Tier, Series A (RB) (SAW) 5.00%, 01/01/27	280		287,442
Austin Convention Enterprises, Inc., Convention Center Hotel, Second Tier, Series B (RB)
5.00%, 01/01/26	715		714,551
5.00%, 01/01/27 (c)	500		503,441
Board of Managers, Joint Guadalupe County, City of Seguin Hospital (RB)
5.00%, 12/01/25 (c)	215		199,405
5.00%, 12/01/25 (c)	610		583,165
Brazoria County Industrial Development Corp., Texas Solid Waste Disposal Facilities, Gladieux Recycling, LLC Project (RB) (SAW) 8.50%, 03/01/26 (c)	4,215		3,812,123
Brazoria County Industrial Development Corp., Texas Solid Waste Disposal Facilities, Gladieux Recycling, LLC Project (RB) (SBG) 7.00%, 03/01/26 (c)	1,850		1,718,068
Calhoun County Navigation Industrial Development Authority, Max Midstream Texas LLC Project, Series A (RB) 3.62%, 07/01/24 (c)	2,700		2,458,713
Central Texas Regional Mobility Authority, Series C (RB) 5.00%, 01/01/26 (c)	7,000		7,363,306
Central Texas Regional Mobility Authority, Subordinated Lien, Series G (RB)
4.00%, 01/01/30 (c)	5,690		5,116,192
4.00%, 01/01/30 (c)	1,500		1,368,095

See Notes to Financial Statements

51

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Texas (continued)
City of Houston, Airport System, United Airlines, Inc. Terminal E Project (RB) 5.00%, 07/01/24 (c)	$5,000		$5,015,669
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series B-1 (RB)
4.00%, 07/15/29 (c)	4,645		4,030,749
5.00%, 07/15/25 (c)	2,650		2,648,356
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series C (RB)
5.00%, 07/15/27	5,590		5,648,036
5.00%, 07/15/28	2,500		2,537,954
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Technical Operations Center Project (RB) 5.00%, 07/15/28	1,000		1,015,182
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Terminal E Project (RB) 4.75%, 07/01/24	5,010		5,013,722
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Terminal Improvement Projects, Series B-1 (RB) 5.00%, 07/15/25 (c)	4,335		4,355,582
City of New Braunfels, Utility System (RB) 4.00%, 07/01/28 (c)	445		426,152
Clifton Higher Education Finance Corp., Series A (RB)
5.12%, 08/15/25 (c)	730		732,048
5.50%, 08/15/25 (c)	610		613,714
Clifton Higher Education Finance Corp., Series D (RB)
5.75%, 08/15/25 (c)	500		508,720
6.00%, 08/15/25 (c)	500		506,108
Comal Independent School District (GO) 4.00%, 05/30/23 (c)	3,275		3,276,650
Conroe Local Government Corp., Conroe Convention Center Hotel, Series A (RB) 4.00%, 10/01/31 (c)	2,035		1,653,615
Dallas County Flood Control District No. 1 (GO) 5.00%, 05/30/23 (c)	850		850,272
Dallas Texas Housing Finance Corp. Residential Development, The Briscoe Apartments, Series A (RB) 6.00%, 12/01/37 (c)	1,000		1,030,783
	Par (000’s	)	Value
Texas (continued)
El Paso County Hospital District (GO) 5.00%, 08/15/23 (c)	$4,680		$4,679,298
Gulf Coast Industrial Development Authority, CITGO Petroleum Corp. Project (RB) 4.88%, 05/30/23 (c)	2,265		2,252,047
Harris County, Houston Sports Authority, Junior Lien, Series H (RB) (NATL)
0.00%, 11/15/25 ^	495		449,803
0.00%, 11/15/27 ^	590		498,882
0.00%, 11/15/29 ^	1,405		1,098,934
0.00%, 11/15/30 ^	115		86,120
0.00%, 11/15/31 (c) ^	170		63,924
0.00%, 11/15/31 (c) ^	145		58,584
0.00%, 11/15/31 (c) ^	120		64,553
0.00%, 11/15/31 (c) ^	350		162,359
0.00%, 11/15/31 (c) ^	705		470,587
0.00%, 11/15/31 (c) ^	1,140		400,598
Harris County, Houston Sports Authority, Third Lien, Series A-3 (RB) (NATL)
0.00%, 11/15/24 (c) ^	335		164,211
0.00%, 11/15/24 (c) ^	100		62,580
Love Field Airport Modernization Corp., Southwest Airlines Co. (RB) 5.00%, 05/30/23 (c)	3,000		3,000,456
Lower Colorado River Authority (RB) 5.00%, 05/30/23 (c)	1,000		999,948
Matagorda County Navigation District No. 1, Series A (RB) (AMBAC) 4.40%, 05/01/30	1,035		1,042,225
Mesquite Health Facility Development Corp., Christian Care Centers, Inc. Project (RB) (NATL)
5.12%, 02/15/24 (c) (d) *	1,035		31,039
5.12%, 02/15/24 (c) (d) *	265		7,945
Mission Economic Development Corp., Senior Lien, Natgasoline Project (RB) 4.62%, 05/19/23 (c)	11,500		11,237,138
Montgomery County Toll Road Authority (RB) 5.00%, 09/15/25 (c)	1,000		1,003,047
New Hope Cultural Education Facilities Finance Corp., 4-K Housing, Inc. Stoney Brook Project, Series B (RB) 5.00%, 07/01/25 (c) (d) *	235		105,750

See Notes to Financial Statements

52

	Par (000’s	)	Value
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Cardinal Bay, Inc., Series C (RB) 5.50%, 07/01/26 (c)	$1,595		$717,750
New Hope Cultural Education Facilities Finance Corp., Carillon Lifecare Community Project (RB) 5.00%, 07/01/24 (c)	230		186,382
New Hope Cultural Education Facilities Finance Corp., CHF - Collegiate Housing College Station I, L.L.C - Texas A&M University Project, Series A (RB) (AGM) 5.00%, 04/01/24 (c)	1,105		1,110,273
New Hope Cultural Education Facilities Finance Corp., Jubilee Academic Center (RB) 4.00%, 08/15/31 (c)	2,315		1,811,460
New Hope Cultural Education Facilities Finance Corp., Legacy Preparatory Charter Academy, Series A (RB) 5.25%, 05/30/23 (c)	190		191,474
New Hope Cultural Education Facilities Finance Corp., MRC Senior Living - The Langford Project, Series A (RB) 5.50%, 11/15/26 (c)	750		617,367
New Hope Cultural Education Facilities Finance Corp., NCCD-College Station Properties LLC, Series A (RB)
5.00%, 07/01/24	115		97,750
5.00%, 07/01/25 (c)	440		374,000
5.00%, 07/01/25 (c)	100		85,000
New Hope Cultural Education Facilities Finance Corp., Presbyterian Village North Project (RB) 5.25%, 10/01/25 (c)	1,000		806,820
New Hope Cultural Education Facilities Finance Corp., Quality Senior Housing Foundation of East Texas, Series A-1 (RB)
5.00%, 12/01/26 (c)	1,000		869,166
5.00%, 12/01/26 (c)	2,045		1,811,934
New Hope Cultural Education Facilities Finance Corp., Sanctuary LTC Project, Series A-1 (RB) 5.50%, 01/01/28 (c)	2,800		2,009,211
New Hope Cultural Education Facilities Finance Corp., Wesleyan Homes, Inc. Project (RB) 5.00%, 01/01/26 (c)	250		184,086
	Par (000’s	)	Value
Texas (continued)
5.00%, 01/01/26 (c)	$250		$179,780
5.50%, 01/01/25 (c)	1,000		906,872
North East Texas Regional Mobility Authority, Series B (RB) 5.00%, 01/01/26 (c)	400		402,371
Port Beaumont Navigation District, Allegiant Industrial Island Park Project (RB) 8.00%, 02/01/26 (c)	2,825		2,707,747
Pottsboro Higher Education Finance Corp., Imagine International Academy of North Texas LLC, Series A (RB)
5.00%, 08/15/26 (c)	400		366,039
5.00%, 08/15/26 (c)	400		384,202
Reagan Hospital District, Series A (GO) 5.12%, 02/01/24 (c)	1,000		1,010,198
San Antonio Education Facilities Corp., University of Incarnate Word Project, Series A (RB) 4.00%, 04/01/31 (c)	1,000		812,397
Sanger Industrial Development Corp., Texas Pellets Project, Series B (RB) 8.00%, 05/30/23 (c) (d) *	9,900		2,475,000
Tarrant County Cultural Education Facilities Finance Corp., Air Force Villages Obligated Group Project (RB) 5.00%, 05/15/24 (c)	125		112,700
Tarrant County Cultural Education Facilities Finance Corp., C.C. Young Memorial Home Project, Series A (RB) 6.38%, 02/15/27 (c) (d) *	535		294,250
Texas Municipal Gas Acquisition & Supply Corp. III (RB)
5.00%, 12/15/29	1,375		1,440,813
5.00%, 12/15/31	2,920		3,073,750
5.00%, 12/15/32	3,425		3,617,965
Texas Municipal Gas Acquisition and Supply Corp. III (RB) 5.00%, 12/15/28	925		963,611
Texas Private Activity Bond Surface Transportation Corp. Toll, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project (RB) 5.00%, 12/31/25 (c)	1,650		1,641,876
Texas Private Activity Bond Surface Transportation Corp., Blueridge Transportation Group LLC Project (RB) 5.00%, 12/31/25 (c)	230		232,096

See Notes to Financial Statements

53

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Texas (continued)
5.00%, 12/31/25 (c)	$2,000		$2,001,123
5.00%, 12/31/25 (c)	460		461,584
Texas Private Activity Bond Surface Transportation Corp., Managed Lanes Project, Series A (RB)
4.00%, 12/31/30 (c)	1,700		1,627,487
4.00%, 12/31/30 (c)	3,175		3,058,904
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners LLC Project (RB)
5.00%, 06/30/29 (c)	9,505		9,538,851
6.75%, 09/01/23 (c)	5,000		5,041,118
7.00%, 09/01/23 (c)	515		519,909
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners LLC Project, Series A (RB) 4.00%, 12/31/29 (c)	500		479,068
Texas Transportation Commission, Central Texas Turnpike System, Series C (RB)
5.00%, 08/15/24 (c)	600		612,614
5.00%, 08/15/24 (c)	6,735		6,834,076
Town of Westlake, Solana Public Improvement District (SA)
6.12%, 09/01/25 (c)	1,000		997,757
6.25%, 09/01/25 (c)	1,000		997,572
6.38%, 09/01/25 (c)	1,000		998,272
Woodloch Health Facilities Development Corp., Series A-1 (RB) 6.75%, 12/01/24 (c) (d) *	4,980		3,635,400
			161,744,639
Utah: 0.2%
Mida Mountain Village Public Infrastructure District, Mountain Village Assessment Area, Series A (SA) 5.00%, 08/01/30 (c)	2,000		1,627,342
Utah Charter School Finance Authority, Freedom Academy Foundation Project (RB)
5.25%, 06/15/27 (c)	1,500		1,460,543
5.38%, 06/15/27 (c)	2,195		2,050,296
			5,138,181
Vermont: 0.0%
Vermont Economic Development Authority, Wake Robin Corp. Project, Series A (RB) (FHLMC COLL) 4.00%, 05/01/28 (c)	500		420,925
	Par (000’s	)	Value
Virgin Islands: 0.5%
Matching Fund Special Purpose Securitization Corp., Virgin Island, Series A (RB)
5.00%, 10/01/28	$1,000		$1,019,487
5.00%, 10/01/32 (c)	5,000		4,922,793
5.00%, 10/01/32	4,010		4,069,946
Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes Loan Note (RB) (NATL) 4.25%, 05/30/23 (c)	720		727,474
Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes Loan Note, Series C (RB) 4.50%, 10/01/24 (c)	550		380,804
Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes, Series C (RB) 5.00%, 10/01/24 (c)	1,000		898,328
Virgin Islands Water & Power Authority, Series B (RB)
5.00%, 05/30/23 (c)	1,070		1,026,958
5.00%, 05/30/23 (c)	1,170		1,129,831
5.00%, 05/30/23 (c)	170		162,645
5.00%, 05/30/23 (c)	65		63,339
			14,401,605
Virginia: 1.6%
Bristol Industrial Development Authority, Series B (RB) 6.35%, 11/01/24 (c) (d) *	250		143,408
Cherry Hill Community Development Authority, Potomac Shores Project (SA) 5.15%, 03/01/25 (c)	200		200,158
Chesapeake Bay Bridge and Tunnel District, First Tier (RB)
5.00%, 07/01/26 (c)	8,000		8,166,641
5.00%, 07/01/26 (c)	1,025		1,043,128
City of Chesapeake, Chesapeake Transportation System, Series A (RB) 5.00%, 05/30/23 (c)	380		380,215
City of Hopewell, Sewer System, Series A (RB) 5.00%, 05/30/23 (c)	240		240,132
Farmville Industrial Development Authority, Educational Facilities, Longwood University Student Housing Projects, Series A (RB)
5.00%, 07/01/30 (c)	1,000		945,977
5.00%, 07/01/30 (c)	1,500		1,448,489
Hampton Roads Transportation Accountability Commission (RB) 5.00%, 07/01/26	1,395		1,492,407

See Notes to Financial Statements

54

	Par (000’s	)	Value
Virginia (continued)
Lynchburg Economic Development Authority, Central Health, Inc., Series A (RB) 5.00%, 01/01/27 (c)	$2,500		$2,553,143
Peninsula Town Center Community Development Authority (RB) 5.00%, 09/01/27 (c)	500		491,931
Roanoke County Economic Development Authority, Series B (RB) 4.62%, 09/01/29 (c) (d) (p) *	1,000		790,745
Roanoke Economic Development Authority, Residential Care Facility (RB) 5.00%, 09/01/27 (c) (d) *	500		337,919
Roanoke Economic Development Authority, Residential Care Facility, Series A (RB) 5.38%, 09/01/26 (c) (d) *	3,500		2,255,012
Virginia College Building Authority, Marymount University Project, Series B (RB) 5.25%, 07/01/25 (c)	1,300		1,312,331
Virginia Small Business Financing Authority, Residential Care Facilities, Lifespire of Virginia (RB) (AGM) 4.00%, 12/01/26 (c)	1,000		870,821
Virginia Small Business Financing Authority, Senior Lien 95 Express Lanes, LLC Project (RB)
4.00%, 01/01/32 (c)	3,925		3,398,524
4.00%, 01/01/32 (c)	1,000		910,076
4.00%, 01/01/32 (c)	1,000		908,463
4.00%, 01/01/32 (c)	1,250		1,149,616
5.00%, 01/01/32 (c)	500		542,012
Virginia Small Business Financing Authority, Senior Lien I-495 Hot Lanes Project (RB) 5.00%, 12/31/32 (c)	2,000		2,007,935
Virginia Small Business Financing Authority, Senior Lien Transform 66 P3 Project (RB) 5.00%, 06/30/27 (c)	12,220		12,062,267
Wise County Industrial Development Authority, Virginia Electric and Power Co. Project, Series A (RB) (AGC) 0.75%, 09/02/25 (p)	1,000		918,192
			44,569,542
	Par (000’s	)	Value
Washington: 1.4%
Kalispel Tribe Indians Priority, Series A (RB)
5.00%, 01/01/28 (c)	$250		$258,090
5.25%, 01/01/28 (c)	250		258,086
King County Public Hospital District No. 4, Snoqualmie Valley Hospital, Series A (RB)
5.75%, 12/01/25 (c)	500		514,131
6.00%, 12/01/25 (c)	500		515,428
6.25%, 12/01/25 (c)	250		256,930
Washington Health Care Facilities Authority, CommonSpirit Health, Series A-1 (RB) 4.00%, 08/01/29 (c)	100		94,128
Washington Health Care Facilities Authority, Virginia Mason Medical Center (RB)
5.00%, 08/15/27 (c)	205		212,228
5.00%, 08/15/27 (c)	3,000		3,044,546
Washington State Convention Center Public Facilities District, Series B (RB)
3.00%, 07/01/31 (c)	2,500		1,592,954
3.00%, 07/01/31 (c)	3,000		2,073,835
3.00%, 07/01/31 (c)	1,000		889,055
3.00%, 07/01/31 (c)	4,400		2,803,599
4.00%, 07/01/31 (c)	3,745		3,208,583
4.00%, 07/01/31 (c)	5,945		4,913,789
Washington State Housing Finance Commission, Bayview Manor Senior Project, Series A (RB)
5.00%, 07/01/24 (c)	150		131,492
5.00%, 07/01/24 (c)	2,150		1,676,650
Washington State Housing Finance Commission, Eliseo Project, Series A (RB) 4.00%, 01/01/28 (c)	1,000		785,766
Washington State Housing Finance Commission, Presbyterian Retirement Communities Northwest Projects, Series A (RB)
5.00%, 01/01/25 (c)	2,495		1,819,126
5.00%, 01/01/25 (c)	2,125		1,762,284
Washington State Housing Finance Commission, Series A (RB) 3.50%, 12/20/35	1,944		1,826,292
Washington State Housing Finance Commission, Transforming Age Projects, Series A (RB) 5.00%, 07/01/26 (c)	7,000		5,001,922
Washington State Housing Finance Commission, Wesley Homes at Lea Hill Project (RB) 5.00%, 07/01/26 (c)	500		415,476

See Notes to Financial Statements

55

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Washington (continued)
5.00%, 07/01/26 (c)	$1,250		$1,013,146
Washington State, Convention Center Public Facilities District (RB) 4.00%, 07/01/31	2,700		2,612,514
Washington State, Convention Center Public Facilities District, Series B (RB) (AGM) 4.00%, 07/01/31 (c)	1,000		997,639
Washington State, Housing Finance Commission, Presbyterian Retirement Communities Northwest Projects, Series A (RB) 3.75%, 07/01/26	1,115		1,057,427
			39,735,116
West Virginia: 0.3%
County of Ohio, Fort Henry Centre Tax Increment Financing District No. 1, The Highlands Project (TA) 4.00%, 05/30/23 (c)	760		698,518
Harrison County Building Commission, General Services Administration Building Project (RB)
3.12%, 10/01/27 (c)	700		490,361
3.25%, 10/01/27 (c)	820		563,571
3.50%, 10/01/27 (c)	1,000		853,219
Monongalia County Commission Excise Tax District, Series A (RB) 4.12%, 06/01/31 (c)	2,500		2,224,676
West Virginia Economic Development Authority, Arch Resources Project (RB) 5.00%, 07/01/25 (c) (p)	1,900		1,903,776
West Virginia Economic Development Authority, West Virginia Lottery (RB) 4.00%, 06/15/27 (c)	1,600		1,652,129
			8,386,250
Wisconsin: 2.6%
Public Finance Authority Educational Facilities, Charter Day School, Inc. Project, Series A (RB) 5.00%, 12/01/27 (c)	1,000		801,516
Public Finance Authority Refunding, Searstone CCRC Project, Series A (RB) 5.51%, 06/01/23 (c)	1,000		1,041,435
Public Finance Authority, Bancroft Neurohealth Project, Series A (RB) 5.12%, 06/01/26 (c)	250		220,922
	Par (000’s	)	Value
Wisconsin (continued)
Public Finance Authority, Carson Valley Medical Center, Series A (RB) (SAW) 4.00%, 12/01/31 (c)	$5,250		$4,088,771
Public Finance Authority, Cornerstone Charter Academy, Series A (RB)
5.00%, 02/01/26 (c)	495		473,804
5.12%, 02/01/26 (c)	500		463,562
Public Finance Authority, Corvian Community School Project, Series A (RB)
4.25%, 06/15/24 (c)	460		438,946
5.00%, 06/15/26 (c)	500		442,821
5.00%, 06/15/26 (c)	500		471,430
Public Finance Authority, Educational Facilities, Charter Day School, Inc. Project (RB) 5.00%, 12/01/27 (c)	1,390		1,297,483
Public Finance Authority, Educational Facilities, Lake Erie College Project, Series A (RB) 5.88%, 10/01/29 (c)	1,000		842,312
Public Finance Authority, Grand Hyatt San Antonio Hotel Acquisition Project, Series A (RB)
5.00%, 02/01/32 (c)	3,500		3,452,248
5.75%, 02/01/32 (c)	1,000		997,529
Public Finance Authority, Healthcare Facility Expansion, Church Home of Hartford, Inc. Project, Series A (RB)
5.00%, 09/01/24 (c)	1,500		1,357,864
5.00%, 09/01/25	75		74,539
Public Finance Authority, Living Community First Mortgage (RB)
4.25%, 05/01/27 (c)	415		367,904
5.00%, 03/01/28 (c)	1,250		1,139,021
Public Finance Authority, Lombard Conference and Hotel Center, Second-Tier (RB) (ACA) 3.75%, 03/15/28 (c) (d) *	890		516,753
Public Finance Authority, Maryland Proton Treatment Center, Series A-1 (RB) 6.25%, 01/01/28 (c)	500		307,500
Public Finance Authority, McLemore Hotel & Conference Center, Series A (RB) 4.50%, 06/01/28 (c)	4,000		3,003,606

See Notes to Financial Statements

56

	Par (000’s	)	Value
Wisconsin (continued)
Public Finance Authority, North Carolina Charter Educational Foundation Project, Series A (RB) 5.00%, 06/15/26 (c)	$1,000		$868,384
Public Finance Authority, Penick Village (RB)
4.00%, 09/01/26 (c)	425		375,193
5.00%, 09/01/26 (c)	500		417,644
5.00%, 09/01/26 (c)	500		382,389
Public Finance Authority, Prime Healthcare Foundation, Inc., Series A (RB) 5.20%, 12/01/27 (c)	1,405		1,440,941
Public Finance Authority, Rider University Project, Series A (RB) 4.50%, 01/01/31 (c)	1,920		1,496,510
Public Finance Authority, Roseman University of Health Sciences Project (RB) 5.88%, 04/01/25 (c)	1,000		1,015,914
Public Finance Authority, Sky Harbour Capital LLC, Aviation Facilities Project (RB)
4.00%, 07/01/31 (c)	500		391,285
4.00%, 09/01/31 (c)	1,500		1,162,186
4.25%, 07/01/31 (c)	1,765		1,294,379
Public Finance Authority, The Foundation of the University of North Carolina, Inc., Series A (RB) 4.00%, 09/01/31 (c)	1,060		801,214
Public Finance Authority, Triad Educational Services, Inc., Series A (RB) 5.50%, 06/15/25 (c)	300		306,257
Public Finance Authority, Trinity Regional Hospital Sachse, Series A-1 (RB) 7.38%, 01/01/30 (c)	4,265		3,240,440
Public Finance Authority, Ultimate Medical Academy Project, Series A (RB)
5.00%, 10/01/29 (c)	2,000		1,942,346
5.00%, 10/01/29 (c)	1,950		1,829,348
Public Finance Authority, UNC Health Southeastern, Series A (RB) 4.00%, 02/01/31 (c)	2,000		1,750,886
Public Finance Authority, University of North Carolina at Charlotte Inc., Series A (RB) 4.00%, 09/01/31 (c)	1,000		847,858
Public Finance Authority, Wisconsin Senior Airport Facilities, Series B (RB) 5.00%, 05/30/23 (c)	9,000		8,999,342
	Par (000’s	)	Value
Wisconsin (continued)
Public Finance Authority, Wisconsin, Roseman University of Health Science (RB) 4.00%, 04/01/32 (c)	$1,250		$957,802
Public Finance Authority, Wonderful Foundation Charter School Portfolio Project, Series A-1 (RB) 5.00%, 07/01/30 (c)	5,545		4,213,000
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Inc., Series A (RB) 5.00%, 02/15/26 (c)	7,930		7,921,955
Wisconsin Health and Educational Facilities Authority, Covenant Communities, Inc. Project, Series A-1 (RB) (SAW) 4.00%, 07/01/23 (c)	105		79,910
Wisconsin Health and Educational Facilities Authority, Covenant Communities, Inc. Project, Series B (RB) 4.38%, 07/01/23 (c)	850		630,518
Wisconsin Health and Educational Facilities Authority, St. Camillus Health System, Inc., Series A (RB)
5.00%, 11/01/26 (c)	500		381,148
5.00%, 11/01/26 (c)	1,950		1,656,641
Wisconsin Health and Educational Facilities Authority, Thedacare, Inc., (RB) 4.00%, 12/15/29 (c)	260		246,720
Wisconsin Health and Educational Facilities Authority, Wheaton Franciscan Healthcare System, Series A (RB) 5.12%, 05/19/23 (c)	3,950		3,797,476
Wisconsin State Health & Educational Facilities Authority, Marshfield Clinic Health System, Inc., Series A (RB) (AGM) 5.00%, 02/15/30 (c)	1,500		1,672,659
			71,920,311

See Notes to Financial Statements

57

VANECK HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Wyoming: 0.1%
County of Campbell, Wyoming Solid Waste Facilities, Series A (RB) (SBG) 3.62%, 05/15/29 (c)	$3,000		$2,629,481
Total Municipal Bonds: 98.0% (Cost: $3,009,793,329)			2,743,760,241
Other assets less liabilities: 2.0%			56,605,243
NET ASSETS: 100.0%			$2,800,365,484

Definitions:

ACA	Credit Agricole SA
AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Assurance Co.
CP	Certificate of Participation
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program
ST	Special Tax
TA	Tax Allocation
XLCA	Syncora Guarantee, Inc.

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(p)	Putable Security — the redemption date shown is when the security may be redeemed by the investor
*	Non-income producing
^	Zero Coupon Bond

Summary of Investments by Sector	% of Investments	Value
Industrial Development Revenue	13.8%	$377,683,715
Tax	12.1	330,741,793
Hospitals	11.8	325,051,175
Local GO	9.9	270,459,610
Education	9.3	256,291,276
Health	6.8	186,462,022
Tobacco	5.5	151,439,256
Toll & Turnpike	4.8	132,016,546
Leasing COPS & Appropriations	4.0	110,609,624
Multi-Family Housing	3.3	89,397,769
Utilities	3.2	88,522,109
State GO	3.1	85,325,917
Airport	3.1	84,648,816
Power	2.9	79,744,460
Miscellaneous	1.9	50,915,823
Water & Sewer	1.7	47,826,545
Transportation	1.5	41,013,871
Refunded	0.7	18,562,087
Unassigned	0.3	8,880,192
Pollution Control	0.3	8,167,635
	100.0%	$2,743,760,241

See Notes to Financial Statements

58

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Municipal Bonds *	$—	$2,743,760,241	$—	$2,743,760,241

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

59

VANECK HIP SUSTAINABLE MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Par (000’s	)	Value
MUNICIPAL BONDS: 97.6%
Arizona: 1.8%
Arizona Industrial Development Authority, Educational Facility, KIPP NYC Public Charter Schools - Macombs Facility Project, Series A (RB) 4.00%, 07/01/31 (c)	$400		$328,743
California: 31.0%
California Health Facilities Financing Authority, Adventist Health System, Series A (RB) 3.00%, 03/01/26 (c)	275		229,711
California Health Facilities Financing Authority, Sutter Health, Series A (RB) 4.00%, 11/15/27 (c)	300		287,350
California Statewide Communities Development Authority, Cottage Health System (RB) 5.00%, 11/01/24 (c)	300		308,763
City of Los Angeles Department of Airports, Series A (RB) 5.00%, 05/15/31	475		495,641
El Dorado Irrigation District, Series C (RB) 4.00%, 03/01/26 (c)	250		257,824
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Series A (RB) 5.00%, 06/01/25 (c)	250		261,815
Los Angeles Unified School District, Series A (GO) 5.00%, 07/01/25 (c)	250		263,422
Regents of the University of California Medical Center, Series P (RB) 4.00%, 05/15/32 (c)	250		237,802
San Francisco City & County, International Airport, Series E (RB) 5.00%, 05/01/29 (c)	370		401,474
State of California, Various Purpose (GO)
5.00%, 10/01/28 (c)	500		565,216
5.00%, 02/01/25 (c)	410		427,145
5.00%, 04/01/27	250		272,518
5.00%, 08/01/27	300		329,578
State of California, Various Purpose (GO) (SAW) 5.00%, 12/01/30 (c)	250		276,052
University of California, Series BB (RB) 5.00%, 05/15/29 (c)	250		270,035
University of California, Series BH (RB) 4.00%, 05/15/31 (c)	280		279,827
	Par (000’s	)	Value
California (continued)
Val Verde Unified School District, Series A (GO) (BAM) 2.75%, 08/01/28 (c)	$720		$520,919
			5,685,092
Connecticut: 4.3%
State of Connecticut, Series A (GO) 4.00%, 04/15/28 (c)	250		257,982
State of Connecticut, Special Tax Obligation, Series A (RB) 5.00%, 08/01/25 (c)	250		262,105
State of Connecticut, Special Tax Obligation, Series B (RB) 5.00%, 10/01/26	250		269,219
			789,306
Hawaii: 2.9%
City and County of Honolulu, Wastewater System, Series A (RB) 4.00%, 07/01/26 (c)	510		524,835
Massachusetts: 8.2%
City of Boston, Series A (GO) 5.00%, 11/01/32 (c)	500		611,138
Commonwealth of Massachusetts Federal Highway Grant Anticipation Notes, Series A (RB) 5.00%, 06/15/24 (c)	250		255,913
Commonwealth of Massachusetts, Series B (GO) 5.00%, 11/01/24	360		371,156
Massachusetts Development Finance Agency, Mass General Brigham Issue, Series A-2 (RB) (SAW) 5.00%, 07/01/23	255		255,682
			1,493,889
Nevada: 2.7%
Las Vegas Valley Water District, Series A (GO) 4.00%, 12/01/31 (c)	250		247,133
Truckee Meadows Water Authority (RB) 5.00%, 07/01/23	250		250,735
			497,868
New York: 27.1%
City of New York, Series B-1 (GO) 5.00%, 10/01/27 (c)	250		269,003
Long Island Power Authority, Electric System, Series B (RB) 5.00%, 09/01/26 (c)	500		520,156
Long Island Power Authority, Electric System, Series C (RB) 5.25%, 09/01/29	255		291,807
Metropolitan Transportation Authority, Series B (RB) 4.25%, 05/30/23 (c)	330		322,624

See Notes to Financial Statements

60

	Par (000’s	)	Value
New York (continued)
4.25%, 05/30/23 (c)	$240		$237,680
Nassau County Interim Finance Authority, Public Benefit Corp., Series A (RB) 5.00%, 11/15/24	250		258,028
New York City Municipal Water Finance Authority, Water & Sewer System, Series BB (RB) 4.00%, 12/15/31 (c)	250		247,528
New York City Municipal Water Finance Authority, Water & Sewer System, Series GG (RB) 5.00%, 06/15/25 (c)	400		412,114
New York City Transitional Finance Authority Future Tax, Series B-1 (RB) 5.00%, 08/01/24 (c)	300		304,234
New York City Transitional Finance Authority Future Tax, Series E-1 (RB) 5.00%, 02/01/25 (c)	250		256,052
New York State Dormitory Authority, New School, Series A (RB) 5.00%, 01/01/27 (c)	250		265,587
New York State Dormitory Authority, Personal Income Tax, Series A (RB) 5.00%, 03/15/25 (c)	250		259,811
New York State Dormitory Authority, State Sales Tax, Series A (RB) 5.00%, 03/15/27 (c)	275		292,218
New York State Urban Development Corp., Personal Income Tax, Series A (RB) 5.00%, 09/15/30 (c)	250		274,135
Port Authority of New York & New Jersey (RB) 5.00%, 11/15/27 (c)	500		519,670
Triborough Bridge & Tunnel Authority, Payroll Mobility Tax, Series C (RB) 4.00%, 11/15/31 (c)	250		244,943
			4,975,590
North Carolina: 1.6%
University of North Carolina, Hospitals at Chapel Hill (RB) 5.00%, 02/01/45	265		301,652
	Par (000’s	)	Value
Ohio: 2.1%
Franklin County, Ohio Hospital Facilities (RB) 5.00%, 05/15/23 (c)	$375		$375,233
Oregon: 1.4%
Oregon State, Department of Administrative Services, State Lottery, Series D (RB) 5.00%, 04/01/25 (c)	250		260,007
Pennsylvania: 3.2%
Pennsylvania Turnpike Commission, Series B (RB)
4.00%, 12/01/31 (c)	250		240,132
5.00%, 06/01/31 (c)	330		351,104
			591,236
South Dakota: 1.4%
South Dakota Housing Development Authority, Series A (RB) 4.55%, 11/01/31 (c)	250		252,510
Washington: 6.9%
City of Seattle, City Light Department, Series A (RB) 4.00%, 07/01/31 (c)	250		241,298
King County, Washington Public Hospital District No. 1 (GO) 5.00%, 12/01/26 (c)	250		263,296
King County, Washington School District No. 414 (GO) 4.00%, 12/01/30	250		259,131
Port of Seattle, First Lien 5.00%, 09/01/24	250		254,591
State of Washington, Various Purpose, Series D (GO) 5.00%, 02/01/24 (c)	250		253,944
			1,272,260
Wisconsin: 3.0%
State of Wisconsin, Department of Transportation (RB) 5.00%, 07/01/27 (c)	265		291,408
Wisconsin Health & Educational Facilities Authority, Aspipus, Inc. (RB) 4.00%, 08/15/23 (c)	250		250,088
			541,496
Total Municipal Bonds: 97.6% (Cost: $19,018,407)			17,889,717
Other assets less liabilities: 2.4%			439,278
NET ASSETS: 100.0%			$18,328,995

Definitions:

BAM	Build America Assurance Co.
GO	General Obligation
RB	Revenue Bond
SAW	State Aid Withholding

See Notes to Financial Statements

61

VANECK HIP SUSTAINABLE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer

Summary of Investments by Sector	% of Investments	Value
State GO	15.4%	$2,753,591
Tax	15.2	2,712,152
Local GO	13.6	2,434,043
Hospitals	8.7	1,562,285
Water & Sewer	8.0	1,435,212
Transportation	7.5	1,334,566
Education	6.4	1,144,192
Power	5.9	1,053,261
Refunded	5.3	945,811
Airport	5.0	897,114
Toll & Turnpike	3.3	591,236
Miscellaneous	1.5	260,007
Utilities	1.4	257,824
Leasing COPS & Appropriations	1.4	255,913
Single Family Housing	1.4	252,510
	100.0%	$17,889,717

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds *	$—	$17,889,717	$—	$17,889,717

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

62

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Par (000’s	)	Value
MUNICIPAL BONDS: 98.6%
Alabama: 0.9%
Alabama Public School and College Authority, Series A (RB)
4.00%, 11/01/30 (c)	$2,000		$2,089,720
5.00%, 11/01/30 (c)	525		613,775
5.00%, 11/01/30 (c)	2,015		2,330,968
Black Belt Energy Gas District, Project No. 8, Series A (RB) 4.00%, 12/01/29 (c) (p)	3,500		3,394,000
Black Belt Energy Gas District, Series B (RB) 5.25%, 12/01/30 (c) (p)	1,000		1,091,710
Board of Trustees of the University of Alabama, Series B (RB) 3.00%, 07/01/27 (c)	860		848,256
Lower Alabama Gas District, Series A (RB) 5.00%, 09/01/34	2,500		2,605,768
Southeast Energy Authority, A Cooperative District Commodity Supply, Project No.2, Series B (RB) 4.00%, 12/01/31 (c) (p)	3,000		2,977,735
UAB Medicine Finance Authority, Series B (RB) 5.00%, 09/01/26 (c)	150		159,125
University of Alabama, Board of Trustee, Series A (RB) 4.00%, 07/01/29 (c)	820		854,974
			16,966,031
Alaska: 0.1%
Alaska Housing Finance Corp., Series B (RB) 2.15%, 12/01/30 (c)	1,040		839,283
State of Alaska, International Airports System, Series A (RB) 5.00%, 10/01/25 (c)	305		318,439
State of Alaska, International Airports System, Series B (RB) 5.00%, 10/01/25 (c)	635		659,249
			1,816,971
Arizona: 1.3%
Arizona Transportation Board, Highway (RB)
5.00%, 07/01/26 (c)	835		894,091
5.00%, 07/01/26 (c)	1,050		1,124,307
City of Mesa, Arizona Utility System (RB) 4.00%, 07/01/26 (c)	1,550		1,598,924
City of Phoenix Civic Improvement Corp., Junior Lien Wastewater System (RB)
5.00%, 07/01/26 (c)	860		920,050
5.00%, 07/01/26 (c)	620		663,097
	Par (000’s	)	Value
Arizona (continued)
City of Phoenix Civic Improvement Corp., Junior Lien Wastewater System, Series A (RB) 5.00%, 07/01/31 (c)	$800		$943,048
City of Phoenix Civic Improvement Corp., Junior Lien Water System, Series A (RB) 5.00%, 07/01/31 (c)	1,000		1,135,817
City of Phoenix Civic Improvement Corp., Junior Lien Water System, Series B (RB) 4.00%, 07/01/24 (c)	1,725		1,746,397
City of Phoenix Civic Improvement Corp., Rental Car Facility Charge, Series A (RB)
5.00%, 07/01/29 (c)	1,000		1,108,750
5.00%, 07/01/29 (c)	1,275		1,401,763
City of Phoenix Civic Improvement Corp., Senior Lien Airport Revenue, Series D (RB) 5.00%, 07/01/27 (c)	550		595,544
Maricopa County, Arizona Pollution Control, Southern California Edison Company, Series A (RB) 2.40%, 12/01/31 (c)	1,150		899,284
Maricopa County, Arizona Pollution Control, Southern California Edison Company, Series B (RB) 2.40%, 12/01/31 (c)	1,500		1,172,979
Maricopa County, Industrial Development Authority, Banner Health, Series A (RB)
3.12%, 01/01/27 (c)	20		19,982
4.00%, 01/01/27 (c)	1,500		1,502,809
5.00%, 01/01/27 (c)	605		636,066
Salt River Project Agricultural Improvement and Power District, Series A (RB)
5.00%, 01/01/28 (c)	2,380		2,644,371
5.00%, 01/01/32	1,000		1,201,095
5.00%, 06/01/25 (c)	1,000		1,042,304
Salt Verde Financial Corp. (RB) 5.00%, 12/01/37	1,600		1,659,842
			22,910,520
Arkansas: 0.1%
City of Fort Worth, Water and Sewer Construction (RB) 5.00%, 10/01/28 (c)	1,000		1,089,949

See Notes to Financial Statements

63

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Arkansas (continued)
Little Rock School District of Pulaski County, Series A (GO) (AGM) 2.00%, 02/01/27 (c)	$1,000		$780,433
			1,870,382
California: 17.4%
Alvin Independent School District, Unlimited Tax School House (RB) 5.00%, 10/01/27 (c)	1,000		1,097,742
Bay Area Toll Authority, Series S-7 (RB)
3.25%, 04/01/27 (c)	1,270		1,225,534
4.00%, 04/01/27 (c)	1,735		1,814,698
California Community Choice, Financing Authority Clean Energy Project, Series B-1 (RB) 4.00%, 08/01/31 (c) (p)	7,000		7,064,889
California Community Choice, Financing Authority Clean Energy Project, Series C (RB) 5.25%, 10/01/31 (c) (p)	1,500		1,566,995
California Health Facilities Financial Authority, Series C (RB) 5.00%, 11/01/29 (p)	2,000		2,285,926
California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Series A (RB) 5.00%, 08/15/26 (c)	310		332,983
California Health Facilities Financing Authority, Cedars-Sinai Medical Center, Series B (RB) 3.00%, 08/15/26 (c)	400		386,652
California Health Facilities Financing Authority, CommonSpirit Health, Series A (RB)
4.00%, 04/01/30 (c)	500		494,814
4.00%, 04/01/30 (c)	1,060		1,058,698
California Health Facilities Financing Authority, Series A (RB) 3.75%, 05/30/23 (c)	1,100		1,100,153
California Health Facilities Financing Authority, Stanford Health Care, Series A (RB) 5.00%, 11/15/27 (c)	750		829,522
California Health Facilities Financing Authority, Sutter Health, Series A (RB)
5.00%, 11/15/27 (c)	1,575		1,704,325
5.00%, 11/15/27 (c)	450		492,148
California Housing Finance Agency, Series A (RB) 3.50%, 11/20/35	1,212		1,148,120
	Par (000’s	)	Value
California (continued)
California Housing Finance Agency, Series A (RB) (FHLMC COLL) 3.75%, 03/25/35	$6,227		$6,144,935
California Municipal Finance Authority, Community Medical Centers, Series A (RB) 5.00%, 02/01/27 (c)	840		887,959
California State Public Works Board, Coalinga State Hospital, Series E (RB) 5.00%, 06/01/23 (c)	3,325		3,329,316
California State Public Works Board, Department of Corrections and Rehabilitation, Series A (RB) 5.00%, 09/01/24 (c)	2,200		2,249,914
California State Public Works Board, Department of Corrections and Rehabilitation, Series D (RB)
3.00%, 09/01/27 (c)	360		360,405
3.00%, 09/01/27 (c)	500		502,727
California State Public Works Board, Various Capital Projects, Series B (RB) 5.00%, 10/01/27 (c)	340		376,132
California State Public Works Board, Various Capital Projects, Series C (RB)
4.00%, 11/01/26 (c)	1,000		1,039,200
4.00%, 11/01/26 (c)	425		440,105
5.00%, 11/01/26 (c)	30		32,492
California State Public Works Board, Various Judicial Council Project, Series A (RB) 5.00%, 06/01/23 (c)	1,000		1,001,380
California State University, Series A (RB)
5.00%, 11/01/25 (c)	2,035		2,151,264
5.00%, 05/01/26 (c)	1,510		1,625,542
5.00%, 05/01/27 (c)	510		559,303
California Statewide Communities Development Authority, Front Porch Communities and Services, Series A (RB)
3.00%, 04/01/31 (c)	1,000		838,594
4.00%, 04/01/31 (c)	1,400		1,367,134
4.00%, 04/01/31 (c)	1,000		967,853
California Statewide Communities Development Authority, Kaiser Permanente, Series D (RB) 5.00%, 11/01/29 (p)	2,000		2,285,926

See Notes to Financial Statements

64

	Par (000’s	)	Value
California (continued)
California Statewide Communities Development Authority, Pollution Control, Southern California Edison Company, Series A (RB) 1.75%, 11/19/26 (c)	$3,000		$2,544,584
City and County of San Francisco, Moscone Convention Center Expansion Project, Series B (CP)
4.00%, 10/01/25 (c)	2,000		2,069,168
4.00%, 10/01/25 (c)	2,000		2,027,805
City and County of San Francisco, Series B (CP) 3.00%, 10/01/25 (c)	255		256,147
City of Bakersfield, Wastewater, Series A (RB) 5.00%, 09/15/25 (c)	15		15,919
City of Concord, Capital Improvement Project (CP) 2.00%, 04/01/31 (c)	1,400		1,030,208
City of Los Angeles, Department of Airports, Los Angeles International Airport, Series B (RB)
4.00%, 05/15/30 (c)	1,000		1,055,741
5.00%, 05/15/31 (c)	1,400		1,611,093
City of Los Angeles, Wastewater System, Series A (RB)
5.00%, 06/01/23 (c)	2,000		2,001,989
5.00%, 06/01/27 (c)	565		623,699
City of San Jose, California Airport, Series B (RB) (BAM) 4.00%, 03/01/31 (c)	325		350,349
County of Los Angeles, Long Beach Unified School District, Series D-1 (GO) 0.00%, 02/01/25 (c) ^	1,250		625,392
County of Sacramento, Regional County Sanitation District, Series A (RB) 5.00%, 06/01/24 (c)	3,000		3,063,392
County of Santa Clara, Series C (GO)
5.00%, 08/01/27 (c)	125		138,870
5.00%, 08/01/27 (c)	525		579,138
Desert Community College District (GO) 5.00%, 08/01/27 (c)	145		160,694
East Bay Municipal Utility District, Water System, Series A (RB) 5.00%, 06/01/25 (c)	1,000		1,054,130
East Bay Municipal Utility District, Water System, Series B (RB) 5.00%, 06/01/27 (c)	220		243,762
	Par (000’s	)	Value
California (continued)
East Side Union High School District, Series B (GO) (AGM) 3.00%, 08/01/27 (c)	$2,590		$2,434,867
Eastern Municipal Water District, Financing Authority, Water and Wastewater, Series B (RB) (BAM-TCRS) 4.00%, 07/01/26 (c)	1,150		1,181,927
Fontana Redevelopment Agency Successor Agency (TA) 5.00%, 10/01/27 (c)	760		836,414
Foothill-De Anza Community College District (GO) 3.00%, 08/01/31 (c)	1,500		1,367,622
Kern High School District, Series C (GO) (AGM)
2.00%, 08/01/30 (c)	3,000		2,711,264
2.00%, 08/01/30 (c)	1,600		1,476,564
Los Angeles Community College District, Series J (GO)
4.00%, 08/01/27 (c)	400		423,658
4.00%, 08/01/27 (c)	750		793,519
Los Angeles Community College District, Series L (GO) 5.00%, 08/01/32 (c)	1,000		1,195,389
Los Angeles County Metropolitan Transportation Authority, Sales Tax, Series A (RB)
4.00%, 06/01/30 (c)	1,045		1,097,157
4.00%, 06/01/30 (c)	1,695		1,761,168
4.00%, 06/01/30 (c)	1,000		1,067,737
4.00%, 06/01/31 (c)	1,000		1,037,734
4.00%, 06/01/31 (c)	1,460		1,531,587
5.00%, 06/01/30 (c)	1,000		1,161,376
5.00%, 07/01/27 (c)	795		880,827
5.00%, 07/01/31 (c)	2,530		2,916,975
5.00%, 07/01/31 (c)	1,060		1,229,648
5.00%, 07/01/31 (c)	900		1,053,783
Los Angeles County Metropolitan Transportation Authority, Sales Tax, Series B (RB) 5.00%, 07/01/23 (c)	2,000		2,005,347
Los Angeles County Public Works Financing Authority, Lakma Bulding for Permanent Collection Project, Series A (RB)
4.00%, 12/01/30 (c)	1,250		1,277,020
4.00%, 12/01/30 (c)	1,500		1,544,147
Los Angeles Department of International Airport, Series B (RB) 4.00%, 05/15/30 (c)	1,900		1,956,338
Los Angeles Department of Water and Power, Series A (RB) 5.00%, 07/01/29	1,000		1,155,828

See Notes to Financial Statements

65

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
Los Angeles Department of Water and Power, Series B (RB)
5.00%, 01/01/27 (c)	$275		$300,688
5.00%, 07/01/23 (c)	1,000		1,002,757
5.00%, 07/01/23 (c)	1,500		1,503,960
Los Angeles Department of Water and Power, Series C (RB)
5.00%, 07/01/24 (c)	1,000		1,024,280
5.00%, 07/01/30 (c)	1,125		1,321,397
5.00%, 07/01/30 (c)	1,500		1,717,265
Los Angeles Department of Water and Power, Series D (RB)
5.00%, 07/01/24 (c)	2,000		2,048,329
5.00%, 07/01/28 (c)	125		140,830
5.00%, 07/01/28 (c)	2,000		2,198,661
5.00%, 07/01/32 (c)	1,000		1,153,073
Los Angeles Municipal Improvement Corp., Series B (RB) 4.00%, 11/01/26 (c)	2,000		2,063,226
Los Angeles Unified School District, AD Valorem Property Tax, Series C (GO) 4.00%, 07/01/30 (c)	1,605		1,652,483
Los Angeles Unified School District, AD Valorem Property Tax, Series RYRR (GO)
4.00%, 01/01/32 (c)	1,500		1,570,108
5.00%, 01/01/32 (c)	1,300		1,529,413
Los Angeles Unified School District, Series A (GO)
4.00%, 07/01/29 (c)	1,580		1,701,656
5.00%, 07/01/25 (c)	695		732,323
5.00%, 07/01/29 (c)	1,720		1,986,079
5.00%, 07/01/30	500		589,267
Los Angeles Unified School District, Series B (GO)
2.00%, 07/01/26 (c)	270		251,974
5.00%, 07/01/26 (c)	915		988,961
Los Angeles Unified School District, Series B-1 (GO)
5.00%, 01/01/28 (c)	645		720,860
5.00%, 01/01/28 (c)	585		652,248
5.00%, 01/01/28 (c)	295		324,653
Los Angeles Unified School District, Series C (GO)
3.00%, 07/01/30 (c)	1,880		1,770,977
4.00%, 07/01/30 (c)	2,000		2,099,274
Los Angeles Unified School District, Series RYQ (GO) 4.00%, 07/01/30 (c)	1,000		1,039,579
Mount Diablo Unified School District, Series B (GO) 4.00%, 08/01/31 (c)	1,000		1,074,205
	Par (000’s	)	Value
California (continued)
Municipal Improvement Corp. of Los Angeles, Series B (RB) 5.00%, 11/01/26 (c)	$615		$670,822
Oakland Unified School District (GO) 5.00%, 08/01/26 (c)	625		672,234
Oakland Unified School District, Series A (GO) (BAM) 4.00%, 08/01/31 (c)	1,055		1,095,323
Palm Springs Unified School District, Series D (GO) 3.00%, 08/01/26 (c)	1,500		1,501,611
Palomar Health (RB) 5.00%, 11/01/26 (c)	1,725		1,755,392
Palomar Health, Series B (GO) 4.00%, 08/01/26 (c)	1,000		1,002,189
Peralta Community College District, Series D (GO) 4.00%, 08/01/25 (c)	2,000		2,006,625
Public Utilities Commission of the City and County of San Francisco Water, Series D (RB) 5.00%, 11/01/27 (c)	785		871,957
Regents of the University of California Medical Center Pooled, Series L (RB) 5.00%, 05/15/26 (c)	650		698,444
Riverside County Transportation Commission, Series B (RB) 5.00%, 12/01/27 (c)	560		609,404
Sacramento County Sanitation Districts Financing Authority, Series A (RB) 5.00%, 06/01/24 (c)	1,000		1,022,742
San Diego County Regional Airport Authority, Series A (RB) 5.00%, 07/01/29 (c)	535		607,393
San Diego County Regional Airport Authority, Series B (RB) 5.00%, 07/01/30 (c)	2,075		2,419,376
San Diego County Water Authority, Series B (RB) 4.00%, 05/01/31 (c)	2,000		2,180,438
San Diego Unified School District, Series I (GO) 5.00%, 07/01/27 (c)	650		718,456
San Diego Unified School District, Series R-5 (GO) 4.00%, 07/01/26 (c)	20		20,948
San Francisco Bay Area Rapid Transit District, Series F-1 (GO) 5.00%, 08/01/29 (c)	140		160,611

See Notes to Financial Statements

66

	Par (000’s	)	Value
California (continued)
San Francisco City & County Public Utilities Commission Wastewater (RB)
5.00%, 10/01/32 (c)	$1,000		$1,160,243
5.00%, 10/01/32 (c)	1,000		1,191,076
5.00%, 10/01/32 (c)	1,500		1,740,365
San Francisco County Transportation Authority (RB)
3.00%, 02/01/27 (c)	500		498,827
3.00%, 02/01/27 (c)	135		136,841
San Francisco Unified School District, Series B (GO) 4.00%, 06/15/28 (c)	2,000		2,118,467
San Jose Redevelopment Agency, Series A (TA) 5.00%, 08/01/27 (c)	230		252,846
San Marcos Unified School District (GO)
4.00%, 08/01/27 (c)	400		418,642
5.00%, 08/01/27 (c)	350		384,173
Santa Clara County Financing Authority, Capital Facilities, Series A (RB)
4.00%, 05/01/31 (c)	840		880,639
5.00%, 05/01/31 (c)	3,855		4,589,920
Santa Clara County Financing Authority, Multiple Facilities Projects, Series Q (RB)
3.00%, 05/15/25 (c)	1,000		948,363
4.00%, 05/15/25 (c)	400		410,248
4.00%, 05/15/25 (c)	1,510		1,556,861
Santa Clara Unified School District (GO)
3.00%, 07/01/26 (c)	1,535		1,479,952
3.00%, 07/01/26 (c)	2,000		1,962,900
3.00%, 07/01/26 (c)	395		387,673
Santa Clara Valley Water District, Series A (RB) 5.00%, 12/01/25 (c)	25		26,625
State of California (GO) 4.00%, 04/01/31 (c)	2,000		2,152,686
State of California, Department of Water Resources, Central Valley Project, Series AX (RB) 5.00%, 12/01/27 (c)	915		1,025,086
State of California, Department of Water Resources, Central Valley Project, Series BA (RB) (AGM) 5.00%, 06/01/29 (c)	365		419,115
State of California, Series CL (GO) 3.75%, 12/01/24 (c)	10		9,810
State of California, Various Purpose (GO)
3.00%, 10/01/29 (c)	350		327,973
3.00%, 10/01/29 (c)	2,000		1,969,134
3.12%, 04/01/29 (c)	1,575		1,553,868
4.00%, 10/01/29 (c)	2,000		2,046,540
	Par (000’s	)	Value
California (continued)
4.00%, 11/01/30 (c)	$2,000		$2,064,714
4.00%, 11/01/30 (c)	2,945		3,158,320
4.00%, 03/01/30 (c)	9,500		10,022,448
4.00%, 03/01/30 (c)	2,000		2,080,699
4.00%, 04/01/31 (c)	2,300		2,364,384
4.00%, 04/01/31 (c)	1,795		1,948,906
4.00%, 08/01/26 (c)	700		724,402
4.00%, 09/01/26 (c)	2,960		3,026,423
4.00%, 09/01/26 (c)	1,500		1,549,666
4.00%, 09/01/26 (c)	1,815		1,881,311
5.00%, 10/01/28 (c)	1,065		1,203,949
5.00%, 10/01/29	4,500		5,187,275
5.00%, 10/01/29 (c)	2,340		2,697,483
5.00%, 10/01/29 (c)	5,050		5,813,002
5.00%, 10/01/29	1,000		1,152,728
5.00%, 10/01/30	1,000		1,174,544
5.00%, 10/01/31	4,000		4,774,398
5.00%, 11/01/23 (c)	2,000		2,019,244
5.00%, 11/01/27 (c)	3,375		3,744,729
5.00%, 11/01/27 (c)	1,020		1,131,753
5.00%, 11/01/27 (c)	2,645		2,933,954
5.00%, 11/01/28 (c)	3,135		3,459,331
5.00%, 11/01/30	1,360		1,599,826
5.00%, 11/01/30 (c)	1,610		1,874,341
5.00%, 12/01/30 (c)	2,000		2,286,915
5.00%, 03/01/30 (c)	2,330		2,675,229
5.00%, 04/01/24 (c)	500		509,656
5.00%, 04/01/26 (c)	1,690		1,812,178
5.00%, 04/01/29 (c)	3,000		3,361,817
5.00%, 04/01/29 (c)	2,500		2,849,460
5.00%, 04/01/29 (c)	3,500		3,952,260
5.00%, 04/01/30	2,910		3,386,562
5.00%, 04/01/32	4,270		5,138,431
5.00%, 04/01/33 (c)	2,000		2,367,387
5.00%, 04/01/33 (c)	2,000		2,311,001
5.00%, 05/01/24 (c)	2,480		2,533,515
5.00%, 05/15/23 (c)	3,000		3,001,795
5.00%, 08/01/24 (c)	1,000		1,026,420
5.00%, 08/01/24 (c)	1,000		1,026,793
5.00%, 08/01/26 (c)	490		525,047
5.00%, 08/01/27 (c)	2,250		2,483,463
5.00%, 08/01/28 (c)	3,245		3,591,351
5.00%, 09/01/26 (c)	1,095		1,184,691
5.00%, 09/01/29	1,000		1,150,864
State of California, Various Purpose (GO) (SAW) 5.00%, 06/01/26 (c)	1,000		1,070,671
State Public Works Board, Various Capital Projects, Series B (RB)
4.00%, 05/01/31 (c)	1,500		1,543,485
4.00%, 05/01/31 (c)	2,000		2,066,759
University of California, Series AR (RB) 5.00%, 05/15/26 (c)	10		10,785
University of California, Series AY (RB) 5.00%, 05/15/27 (c)	625		690,102

See Notes to Financial Statements

67

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
University of California, Series AZ (RB) 5.00%, 05/15/28 (c)	$310		$350,405
University of California, Series BE (RB) 5.00%, 05/15/30 (c)	1,500		1,727,854
University of California, Series BN (RB)
5.00%, 05/15/33 (c)	1,000		1,191,869
5.00%, 05/15/33 (c)	1,000		1,208,673
5.00%, 05/15/33 (c)	2,000		2,454,846
University of California, Series I (RB) 4.00%, 05/15/25 (c)	2,160		2,203,438
University of California, Series O (RB) 5.00%, 05/15/28 (c)	1,170		1,298,140
University of California, Series Q (RB) 4.00%, 05/15/31 (c)	2,500		2,560,771
			316,275,183
Colorado: 1.7%
Adams 12 Five Star Schools, Series B (GO) 5.00%, 12/15/26 (c)	1,000		1,059,496
Adams and Arapahoe Joint School District No. 28J, Series A (GO) (SAW) 5.00%, 12/01/26 (c)	540		584,051
Boulder Larimer & Weld Counties, St. Vrain Valley School District, Series C (GO) (SAW)
5.00%, 12/15/26 (c)	2,000		2,130,256
5.00%, 12/15/26 (c)	2,000		2,121,099
Cherry Creek School District No. 5 (GO) (SAW) 5.00%, 12/15/25 (c)	1,000		1,056,224
City and County of Denver, Series A-2 (RB) 0.00%, 08/01/26 (c) ^	1,200		694,196
Colorado Health Facilities Authority, Advenhealth, Series A (RB) 4.00%, 11/15/29 (c)	2,000		1,999,206
Colorado Health Facilities Authority, CommonSpirit Health, Series A-1 (RB) 4.00%, 08/01/29 (c)	2,350		2,301,670
Denver City and County School District No. 1 (GO) (SAW) 5.00%, 12/01/30 (c)	1,000		1,125,993
ElCounty of El Paso, School District No. 20 (GO) (SAW) 5.00%, 12/15/26 (c)	295		317,146
Jefferson County School District R-1 (GO) 5.00%, 12/15/28 (c)	1,110		1,258,676
	Par (000’s	)	Value
Colorado (continued)
Pueblo City Schools No. 60 (GO) (SAW)
3.00%, 12/15/29 (c)	$500		$454,489
5.00%, 12/15/29 (c)	1,010		1,145,858
5.00%, 12/15/29 (c)	1,625		1,798,867
5.00%, 12/15/29 (c)	1,085		1,195,848
Regional Transportation District, Fastracks Project, Series A (RB) 5.00%, 11/01/26 (c)	1,820		1,924,529
Regional Transportation District, Fastracks Project, Series B (RB)
5.00%, 11/01/27 (c)	530		580,219
5.00%, 11/01/27 (c)	1,995		2,175,209
State of Colorado, Series A (CP)
4.00%, 12/15/31 (c)	1,540		1,565,324
4.00%, 12/15/31 (c)	1,750		1,803,542
5.00%, 12/15/31 (c)	1,000		1,166,414
University of Colorado, Series A-2 (RB) 3.00%, 06/01/24 (c)	800		797,210
Weld County School District No. 6 (GO) (SAW) 5.00%, 12/01/29 (c)	2,165		2,416,359
			31,671,881
Connecticut: 2.3%
Connecticut Housing Finance Authority Housing Mortgage Finance Program, Series A (RB) 4.40%, 11/15/31 (c)	1,530		1,560,176
Connecticut Housing Finance Authority Housing Mortgage Finance Program, Series A-1 (RB) (SAW) 1.70%, 05/15/30 (c)	1,290		1,033,002
Connecticut Housing Finance Authority Housing Mortgage Finance Program, Series D-1 (RB) 3.20%, 11/15/26 (c)	260		258,364
Connecticut Housing Finance Authority Housing Mortgage Finance Program, Series F-1 (RB) 3.05%, 05/15/26 (c)	140		136,141
Connecticut State Health and Educational Facilities Authority, Hartford Health Issue, Series A (RB) (SD CRED PROG) 5.00%, 01/01/30 (c)	335		366,944
Connecticut State Health and Educational Facilities Authority, Nuvance Health Issue, Series A (RB)
4.00%, 07/01/29 (c)	625		598,541
4.00%, 07/01/29 (c)	525		500,176

See Notes to Financial Statements

68

	Par (000’s	)	Value
Connecticut (continued)
5.00%, 07/01/29 (c)	$2,200		$2,328,810
Connecticut State Health and Educational Facilities Authority, Yale University Issue, Series B-1 (RB) (AGM) 5.00%, 07/01/29	1,120		1,298,019
Connecticut State, Transportation Infrastructure Purposes, Series A (RB) 5.00%, 09/01/24 (c)	1,000		1,026,866
State of Connecticut (GO) 5.00%, 11/15/25 (c)	1,525		1,600,940
State of Connecticut, Series A (GO)
3.00%, 01/15/31 (c)	1,000		985,842
3.00%, 01/15/31 (c)	2,200		2,183,041
3.00%, 01/15/31 (c)	1,000		938,287
4.00%, 01/15/31	1,780		1,950,893
5.00%, 04/15/28 (c)	1,000		1,082,952
State of Connecticut, Series A (GO) (SBG) 4.00%, 04/15/29 (c)	1,000		1,026,009
State of Connecticut, Series B (GO) (BAM) 3.00%, 06/01/29	1,000		1,005,325
State of Connecticut, Series C (GO)
4.00%, 06/01/30 (c)	1,950		2,096,230
4.00%, 06/01/30 (c)	850		886,944
State of Connecticut, Series E (GO)
3.00%, 10/15/26 (c)	395		391,448
5.00%, 08/15/23 (c)	2,000		2,010,746
5.00%, 09/15/28 (c)	1,665		1,865,405
State of Connecticut, Series F (GO) 5.00%, 11/15/25 (c)	1,550		1,629,330
State of Connecticut, Special Tax, Series A (RB)
5.00%, 05/01/31 (c)	1,500		1,736,582
5.00%, 05/01/31	1,650		1,949,222
5.00%, 09/01/24 (c)	1,250		1,284,309
5.00%, 09/01/24 (c)	1,300		1,335,774
5.00%, 09/01/24 (c)	1,195		1,228,975
5.00%, 09/01/26 (c)	475		508,406
State of Connecticut, Special Tax, Series A (ST) 5.00%, 05/01/30 (c)	2,500		2,796,512
State of Connecticut, State Revolving Fund, Series A (RB) 5.00%, 05/01/27 (c)	1,000		1,096,700
University of Connecticut, Series A (RB) 5.00%, 01/15/27 (c)	745		804,850
			41,501,761
Delaware: 0.2%
Delaware Transportation Authority (RB) 5.00%, 09/01/30 (c)	1,000		1,164,759
	Par (000’s	)	Value
Delaware (continued)
State of Delaware (GO)
2.00%, 02/01/31 (c)	$1,000		$848,843
2.00%, 02/01/31 (c)	1,000		797,964
State of Delaware, Series A (GO)
2.00%, 01/01/30 (c)	650		524,235
5.00%, 05/01/33 (c)	1,000		1,202,216
			4,538,017
District of Columbia: 1.6%
District of Columbia, Federal Highway Grant Anticipation (RB) (SAW) 5.00%, 12/01/29 (c)	2,250		2,554,630
District of Columbia, Georgetown University Issue (RB) 5.00%, 04/01/27 (c)	645		693,679
District of Columbia, Series A (GO)
5.00%, 01/01/33 (c)	1,000		1,180,459
5.00%, 06/01/27 (c)	1,500		1,642,823
5.00%, 06/01/27 (c)	580		637,320
5.00%, 06/01/28 (c)	750		831,411
District of Columbia, Series A (RB) 5.00%, 09/01/29 (c)	1,000		1,124,205
District of Columbia, Series C (GO) 5.00%, 06/01/24 (c)	1,980		2,007,891
District of Columbia, Series C (RB) 5.00%, 05/01/30 (c)	1,000		1,135,072
District of Columbia, Series D (GO) 5.00%, 06/01/24 (c)	1,350		1,376,212
Metropolitan Washington Airports Authority, Dulles Toll Road, Series B (RB) 4.00%, 10/01/29 (c)	250		253,545
Metropolitan Washington Airports Authority, Dulles Toll Road, Series B (RB) (AGM) 4.00%, 10/01/29 (c)	250		255,690
Washington Convention & Sports Authority, Series A (RB) 5.00%, 10/01/27 (c)	2,545		2,780,951
Washington Metropolitan Area Transit Authority (RB) 5.00%, 07/01/27 (c)	1,000		1,068,906
Washington Metropolitan Area Transit Authority, Series A (RB)
4.00%, 07/15/31 (c)	4,000		4,287,123
5.00%, 07/15/30 (c)	1,400		1,569,858
5.00%, 07/15/31 (c)	2,000		2,269,195

See Notes to Financial Statements

69

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
District of Columbia (continued)
Washington Metropolitan Area Transit Authority, Series A-2 (RB)
5.00%, 07/01/27 (c)	$810		$873,641
5.00%, 07/01/27 (c)	550		595,994
5.00%, 07/01/27 (c)	300		326,615
Washington Metropolitan Area Transit Authority, Series B (RB)
5.00%, 07/01/27 (c)	650		709,353
5.00%, 07/01/27 (c)	880		949,140
5.00%, 07/01/27 (c)	555		606,909
			29,730,622
Florida: 3.4%
Brevard County Health Facilities Authority, Health First, Inc. Project (RB)
5.00%, 04/01/24 (c)	1,000		1,011,801
5.00%, 04/01/24 (c)	2,510		2,539,620
Broward County, Florida School Board, Series B (CP) 5.00%, 07/01/25 (c)	1,005		1,041,702
Broward County, Florida Tourist Development, Convention Center Expansion Project (RB) 4.00%, 09/01/31 (c)	2,000		2,046,625
Central Florida Expressway Authority (RB) (BAM) 3.00%, 07/01/27 (c)	520		502,833
Central Florida Expressway Authority, Series A (RB) 4.00%, 07/01/26 (c)	1,250		1,280,511
Central Florida Expressway Authority, Series A (RB) (BAM) 5.00%, 07/01/27 (c)	2,000		2,125,307
City of Gainesville, Utilities System, Series A (RB)
5.00%, 10/01/27 (c)	1,045		1,140,360
5.00%, 10/01/27 (c)	195		214,093
City of Jacksonville, Series A (RB) 5.00%, 10/01/29 (c)	1,095		1,253,133
City of Orlando, Senior Tourist Development Tax, Series A (RB) (AGM)
5.00%, 11/01/27 (c)	560		601,724
5.00%, 11/01/27 (c)	2,000		2,181,050
County of Miami-Dade (RB)
0.00%, 10/01/26 (c) ^	565		425,086
0.00%, 10/01/26 (c) ^	400		288,405
5.00%, 10/01/26 (c)	2,005		2,108,179
5.00%, 10/01/26 (c)	510		540,298
County of Miami-Dade, Building Better Communities Program, Series A (GO)
5.00%, 07/01/26 (c)	555		590,280
5.00%, 07/01/26 (c)	280		298,323
5.00%, 07/01/26 (c)	520		554,842
	Par (000’s	)	Value
Florida (continued)
County of Miami-Dade, Building Better Communities Program, Series A (GO) (SAW) 4.00%, 07/01/30 (c)	$1,600		$1,651,463
County of Miami-Dade, Florida Aviation, Series A (RB) 4.00%, 10/01/30 (c)	1,500		1,507,579
County of Miami-Dade, Florida Transit System (RB) 4.00%, 07/01/26 (c)	865		891,728
County of Miami-Dade, Water and Sewer System (RB)
4.00%, 04/01/31 (c)	1,475		1,504,477
5.00%, 04/01/31 (c)	3,500		4,112,303
County of Miami-Dade, Water and Sewer System, Series A (RB) 5.00%, 10/01/25 (c)	1,500		1,555,841
County of Miami-Dade, Water and Sewer System, Series B (RB)
3.00%, 10/01/27 (c)	370		354,788
5.00%, 10/01/25 (c)	605		626,101
Florida Development Finance Corp., Lakeland Regional Health Systems (RB) 4.00%, 11/15/31 (c)	2,000		2,010,362
Florida Housing Finance Corp., Series 2 (RB) 2.10%, 01/01/30 (c)	950		794,714
JEA Electric System, Series A (RB) 5.00%, 10/01/23 (c)	2,000		2,011,764
JEA Electric System, Series B (RB)
3.38%, 05/30/23 (c)	520		513,672
5.00%, 10/01/27 (c)	885		964,714
5.00%, 10/01/27 (c)	850		933,256
5.00%, 10/01/27 (c)	610		671,066
JEA Water and Sewer System, Series A (RB) 4.00%, 10/01/27 (c)	1,360		1,369,263
Lee Memorial Health System, Series A-1 (RB) 5.00%, 04/01/29 (c)	605		662,751
Orange County, Health Facilities Authority, Series A (RB)
5.00%, 10/01/26 (c)	1,325		1,396,742
5.00%, 08/01/23 (c)	420		433,635
Orange County, School Board, Series C (CP) 5.00%, 08/01/26 (c)	410		429,453
Orange County, Tourist Development Tax (RB) 5.00%, 10/01/30	490		565,101
Palm Beach County, School Board, Series A (CP) 5.00%, 08/01/30 (c)	275		316,401

See Notes to Financial Statements

70

	Par (000’s	)	Value
Florida (continued)
Palm Beach County, School Board, Series C (CP) 5.00%, 08/01/28 (c)	$695		$778,273
Palm Beach County, School Board, Series D (CP) 5.00%, 08/01/25 (c)	2,000		2,084,683
Polk County, School District (RB) (SAW) 5.00%, 10/01/29 (c)	1,000		1,141,917
Reedy Creek Improvement District, Series A (GO)
4.00%, 06/01/27 (c)	1,000		1,041,649
5.00%, 06/01/26 (c)	1,000		1,041,848
South Miami Health Facilities Authority, Baptist Health (RB)
5.00%, 08/15/27 (c)	800		859,775
5.00%, 08/15/27 (c)	710		763,565
State of Florida, Board of Education, Public Education Capital Outlay, Series C (GO)
4.00%, 06/01/27 (c)	1,000		1,051,070
4.00%, 06/01/27 (c)	780		822,423
State of Florida, Board of Education, Public Education Capital Outlay, Series C (GO) (AMBAC) 3.00%, 06/01/29 (c)	510		480,764
State of Florida, Board of Education, Public Education Capital Outlay, Series E (GO)
2.38%, 06/01/26 (c)	590		552,641
3.00%, 06/01/25 (c)	1,000		984,681
State of Florida, Department of Transportation Financing Corp. (RB)
3.00%, 07/01/30 (c)	1,000		947,011
3.00%, 07/01/30 (c)	1,000		998,717
State of Florida, Department of Transportation, Federal Highway Reimbursement, Series A (RB) 5.00%, 07/01/30	880		1,020,086
Volusia County, School Board, Master Lease Program, Series B (CP) 5.00%, 08/01/24 (c)	1,320		1,344,932
			61,935,381
Georgia: 2.4%
Athens-Clarke County, Georgia Water and Sewerage (RB) 4.00%, 01/01/25 (c)	1,450		1,478,919
City of Atlanta, Airport Passenger Facility Charge, Series C (RB)
5.00%, 07/01/29 (c)	2,275		2,495,220
5.00%, 07/01/29 (c)	800		896,505
City of Atlanta, Water and Wastewater (RB) 4.00%, 11/01/29 (c)	1,450		1,487,281
	Par (000’s	)	Value
Georgia (continued)
5.00%, 05/01/25 (c)	$1,000		$1,045,888
Clarke County, Hospital Authority, Piedmont Healthcare, Inc. Project, Series A (RB) 5.00%, 07/01/26 (c)	250		263,553
Clarke County, Nevada Airport System, Series A-2 (RB) 5.00%, 01/01/24 (c)	1,705		1,723,471
Dekalb County, Water and Sewerage, Series B (RB) (AGM) 5.00%, 10/01/26 (c)	1,530		1,630,141
Fulton County, Georgia Water and Sewerage, Series A (RB)
3.00%, 01/01/30 (c)	3,000		2,738,814
5.00%, 05/30/23 (c)	1,350		1,363,495
Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Series A (RB) 5.00%, 02/15/27 (c)	225		239,029
Georgia Housing and Finance Authority, Single Family Mortgage, Series B-1 (RB) 2.90%, 12/01/25 (c)	925		876,730
Georgia Municipal Electric Authority Project (RB) 5.00%, 05/24/23 (c)	1,000		1,000,481
Main Street Natural Gas, Inc., Gas Supply, Series A (RB)
4.00%, 12/01/29 (c) (p)	2,500		2,490,350
5.00%, 05/15/38	1,000		1,025,184
Main Street Natural Gas, Inc., Gas Supply, Series B (RB) 5.00%, 03/01/30 (c) (p)	1,000		1,069,037
Private Colleges and Universities Authority, Emory University, Series B (RB)
4.00%, 10/01/26 (c)	2,000		2,030,179
4.00%, 09/01/30 (c)	350		367,873
State of Georgia, Road and Tollway Authority (RB)
5.00%, 06/01/30 (c)	2,550		2,958,330
5.00%, 06/01/30 (c)	2,000		2,318,504
State of Georgia, Road and Tollway Authority, Series A (RB) 4.00%, 07/15/31 (c)	3,255		3,505,380
State of Georgia, Series A (GO)
4.00%, 08/01/30 (c)	935		1,013,314
5.00%, 02/01/27 (c)	2,000		2,184,130
5.00%, 02/01/27 (c)	1,200		1,309,731
5.00%, 08/01/29	2,500		2,889,771
State of Georgia, Series C (GO) 5.00%, 07/01/27 (c)	3,000		3,306,760
			43,708,070

See Notes to Financial Statements

71

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Hawaii: 0.8%
City and County of Honolulu, Rail Transit Project, Series B (GO) 5.00%, 03/01/30 (c)	$1,930		$2,243,666
City and County of Honolulu, Series A (GO) 4.00%, 09/01/28 (c)	1,075		1,091,971
City and County of Honolulu, Series B (GO) 5.00%, 09/01/27 (c)	1,015		1,112,855
City and County of Honolulu, Wastewater System, Series A (RB) 4.00%, 07/01/26 (c)	970		998,216
City and County of Honolulu, Wastewater System, Series B (RB) 5.00%, 07/01/29 (c)	875		976,565
State of Hawaii (RB) 5.00%, 01/01/31 (c)	1,000		1,142,858
State of Hawaii, Department of Budget and Finance, Series A (RB) 6.00%, 07/01/23 (c)	1,000		1,004,235
State of Hawaii, Department of Transportation Airports Division, Series D (RB) (BAM) 5.00%, 07/01/30 (c)	2,000		2,275,586
State of Hawaii, Series ET (GO) 3.00%, 10/01/25 (c)	1,000		1,006,137
State of Hawaii, Series FK (GO)
3.25%, 05/01/27 (c)	1,000		1,009,883
5.00%, 05/01/27 (c)	690		746,876
State of Hawaii, Series FN (GO) 5.00%, 10/01/27 (c)	500		550,108
State of Hawaii, Series FT (GO)
4.00%, 01/01/28 (c)	295		310,509
5.00%, 01/01/28 (c)	405		449,987
			14,919,452
Illinois: 5.4%
Chicago O’Hare International Airport, Series A (RB) 5.00%, 01/01/30 (c)	1,000		1,122,065
Chicago O’Hare International Airport, Series A (RB) (AGM) 4.00%, 01/01/30 (c)	1,000		1,024,067
Chicago O’Hare International Airport, Series B (RB) 5.00%, 01/01/27 (c)	365		391,434
Chicago O’Hare International Airport, Series C (RB) 5.00%, 01/01/26 (c)	135		141,987
Chicago O’Hare International Airport, Series D (RB) 4.12%, 01/01/25 (c)	1,150		1,151,507
City of Chicago, Second Lien Water (RB) 5.00%, 11/01/27 (c)	1,390		1,469,855
	Par (000’s	)	Value
Illinois (continued)
City of Chicago, Second Lien Water (RB) (AGM)
5.00%, 11/01/27 (c)	$2,000		$2,119,634
5.00%, 11/01/27 (c)	1,420		1,523,344
City of Chicago, Series A (GO)
5.00%, 01/01/24 (c)	1,250		1,252,007
5.00%, 01/01/24 (c)	1,500		1,504,122
5.00%, 01/01/30	2,000		2,159,471
5.00%, 01/01/31 (c)	1,000		1,082,597
5.00%, 01/01/31 (c)	2,455		2,654,325
City of Chicago, Series B (GO)
4.00%, 01/01/30	358		358,872
4.00%, 01/01/32 (c)	1,064		967,173
City of Chicago, Series C (GO) 5.00%, 01/01/26 (c)	1,150		1,163,705
City of Chicago, Wastewater Transmission, Series B (RB) 5.00%, 01/01/27 (c)	750		774,340
Cook County, Series A (GO) 5.00%, 11/15/26 (c)	325		345,370
Illinois Finance Authority, Carle Foundation, Series A (RB)
4.00%, 08/15/31 (c)	1,500		1,482,452
4.00%, 08/15/31 (c)	1,500		1,497,917
5.00%, 08/15/31 (c)	1,000		1,130,062
Illinois Finance Authority, Clean Water Initiative (RB)
4.00%, 01/01/31 (c)	1,000		1,035,127
4.00%, 01/01/31 (c)	1,600		1,692,876
5.00%, 01/01/26 (c)	685		723,170
5.00%, 01/01/27 (c)	700		757,189
5.00%, 01/01/31 (c)	750		868,751
5.00%, 07/01/29 (c)	2,560		2,847,989
Illinois Finance Authority, Clean Water Initiative (RB) (AGM) 5.00%, 07/01/29 (c)	1,400		1,578,391
Illinois Finance Authority, Memorial Health System (RB) 5.00%, 04/01/29 (c)	1,435		1,543,947
Illinois Finance Authority, Mercy Health Corp. (RB)
4.00%, 06/01/26 (c)	90		91,137
4.00%, 06/01/26 (c)	160		162,199
5.00%, 06/01/26 (c)	250		260,879
Illinois Finance Authority, NorthShore University HealthSystem, Series A (RB)
5.00%, 08/15/30 (c)	1,000		1,147,518
5.00%, 08/15/30 (c)	1,365		1,572,048
5.00%, 08/15/30 (c)	1,295		1,476,685
Illinois Finance Authority, Rush University Medical Center, Series A (RB) 5.00%, 05/15/25 (c)	125		129,814
Illinois Finance Authority, Silver Cross Hospital and Medical Centers, Series C (RB) 4.12%, 08/15/25 (c)	3,145		3,033,611

See Notes to Financial Statements

72

	Par (000’s	)	Value
Illinois (continued)
Illinois Housing Development Authority, Series A (RB) 4.50%, 10/01/32 (c)	$1,000		$1,018,937
Illinois Housing Development Authority, Series B (RB) 3.45%, 04/01/27 (c)	420		422,628
Illinois State Finance Authority, Ann & Robert H. Lurie Children’s Hospital (RB) 4.00%, 08/15/27 (c)	1,000		994,308
Illinois State Finance Authority, University of Chicago, Series A (RB) 5.00%, 10/01/33	1,000		1,216,904
Illinois State Municipal Electric Agency, Power Supply, Series A (RB) 4.00%, 08/01/25 (c)	2,000		2,021,295
Illinois State Toll Highway Authority, Series A (RB) 5.00%, 05/30/23 (c)	1,135		1,135,973
Illinois State Toll Highway Authority, Series B (RB)
5.00%, 01/01/24 (c)	5,000		5,044,274
5.00%, 01/01/26 (c)	1,500		1,567,573
5.00%, 01/01/26 (c)	1,000		1,033,927
Metropolitan Water Reclamation District of Greater Chicago, Series A (GO) 5.00%, 12/01/26 (c)	780		836,169
Northern Illinois Municipal Power Agency, Series A (RB)
4.00%, 12/01/26 (c)	1,235		1,248,925
4.00%, 12/01/26 (c)	1,500		1,500,278
5.00%, 12/01/26 (c)	910		972,970
5.00%, 12/01/26 (c)	990		1,053,305
Sales Tax Securitization Corp., Series A (RB)
5.00%, 01/01/28 (c)	1,150		1,243,933
5.00%, 01/01/28 (c)	570		613,306
5.00%, 01/01/33 (c)	1,000		1,151,170
State of Illinois (GO)
3.50%, 06/01/26 (c)	685		683,353
4.00%, 03/01/31 (c)	1,000		982,291
4.00%, 07/01/32 (c)	1,000		987,930
4.12%, 11/01/26 (c)	360		367,756
5.00%, 11/01/26 (c)	305		316,723
5.00%, 05/01/32 (c)	1,000		1,096,919
5.00%, 07/01/32 (c)	1,000		1,096,700
5.25%, 02/01/24 (c)	1,320		1,336,232
5.50%, 07/10/23 (c)	1,470		1,475,931
State of Illinois (RB)
3.00%, 06/15/26 (c)	320		292,893
3.00%, 06/15/26 (c)	680		639,679
State of Illinois, Sales Tax, Series A (RB) (BAM) 3.00%, 06/15/31 (c)	3,000		2,822,269
	Par (000’s	)	Value
Illinois (continued)
State of Illinois, Sales Tax, Series C (RB)
5.00%, 06/15/30	$1,000		$1,096,562
5.00%, 06/15/31	1,500		1,650,835
State of Illinois, Series A (GO)
4.00%, 03/01/31 (c)	500		483,293
5.00%, 10/01/28 (c)	2,500		2,694,446
5.00%, 12/01/27 (c)	1,000		1,054,478
5.00%, 03/01/31	500		558,491
5.00%, 03/01/31 (c)	1,000		1,105,809
5.00%, 05/01/28 (c)	2,250		2,395,861
5.25%, 12/01/27 (c)	1,200		1,296,860
State of Illinois, Series B (GO) 5.00%, 11/01/29 (c)	1,000		1,099,797
State of Illinois, Series C (GO) 5.00%, 11/01/27 (c)	4,105		4,395,511
State of Illinois, Series D (RB) 5.00%, 06/15/26 (c)	620		648,256
			97,892,387
Indiana: 0.8%
City of Indianapolis, Indiana Water System, Series A (RB) 5.00%, 10/01/28 (c)	1,720		1,891,695
Duneland School Building Corp., AD Valorem Property Tax (RB) 3.00%, 01/15/32 (c)	1,000		904,414
Indiana Finance Authority, First Lien Wastewater Utility (RB) 4.00%, 10/01/31 (c)	2,500		2,600,936
Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series A (RB) 4.25%, 11/01/30	1,545		1,547,513
Indiana Finance Authority, Series A (RB)
5.00%, 02/01/28 (c)	200		221,950
5.00%, 02/01/28 (c)	1,310		1,459,167
Indiana Finance Authority, Series C (RB) 5.00%, 02/01/28 (c)	610		679,460
Indiana Finance Authority, Series E (RB) 5.00%, 06/01/29	935		1,069,153
Indiana Housing and Community Development Authority, Single Family Mortgage, Series A-1 (RB) 2.85%, 07/01/25 (c)	20		19,914
Indiana Municipal Power Agency, Series A (RB) 5.00%, 01/01/28 (c)	250		277,001
Indianapolis Local Public Improvement Bond Bank, Courhouse and Jail Project, Series A (RB) 5.00%, 02/01/29 (c)	1,715		1,947,568

See Notes to Financial Statements

73

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Indiana (continued)
Indianapolis Local Public Improvement Bond Bank, Series A (RB) (AGM) 4.00%, 06/01/31 (c)	$2,000		$1,996,373
			14,615,144
Iowa: 0.1%
Iowa Finance Authority (RB) 5.00%, 08/01/27 (c)	1,000		1,103,143
Iowa Finance Authority, Series A (RB) 5.00%, 08/01/31 (c)	1,000		1,142,804
			2,245,947
Kansas: 0.3%
County of Butler, Unified School District No. 385 (GO)
4.00%, 09/01/27 (c)	300		312,697
4.00%, 09/01/27 (c)	500		523,179
County of Johnson, Internal Improvement, Series A (GO) 4.00%, 09/01/27 (c)	750		785,565
Kansas Development Finance Authority, Adventhealth Hospital, Series B (RB) 5.00%, 11/15/31 (p)	2,450		2,808,233
State of Kansas, Department of Transportation (RB) 5.00%, 09/01/27 (c)	1,165		1,280,605
			5,710,279
Kentucky: 0.6%
Kentucky Public Energy Authority, Gas Supply, Series A-1 (RB) 4.00%, 08/01/30 (c) (p)	1,200		1,190,478
Kentucky State Property and Building Commission, Project No. 119 (RB) (BAM) 5.00%, 05/01/28 (c)	3,285		3,595,907
Louisville and Jefferson County, Metro Government, Norton Healthcare, Inc., Series A (RB)
4.00%, 10/01/26 (c)	1,000		995,990
5.00%, 10/01/26 (c)	290		305,206
5.00%, 10/01/26 (c)	55		58,076
Louisville and Jefferson County, Metro Government, Norton Healthcare, Inc., Series D (RB) 5.00%, 10/01/29 (c) (p)	1,000		1,087,578
Louisville and Jefferson County, Metropolitan Sewer District, Kentucky Sewer and Drainage System, Series A (RB) 4.00%, 05/30/23 (c)	2,000		2,003,763
University of Kentucky, Series A (RB)
3.00%, 04/01/26 (c)	770		737,374
4.00%, 04/01/26 (c)	500		513,077
			10,487,449
	Par (000’s	)	Value
Louisiana: 0.9%
Ascension Parish-Wide School District (GO) 4.00%, 03/01/30 (c)	$1,000		$1,011,742
Jefferson Sales Tax District, Parish of Jefferson, Series B (RB) (AGM) 5.00%, 12/01/29 (c)	615		691,199
Jefferson Sales Tax District, Series B (RB) (AGM) 4.00%, 12/01/29 (c)	500		513,454
Louisiana Local Government Environmental Facilities and Community Development Authority, Series B (RB) 2.50%, 04/01/26 (c)	1,455		1,204,653
Louisiana Local Government Environmental Facilities and Community Development Authority, Westlake Chemical Corp. Project (RB) 3.50%, 11/01/27 (c)	5,040		4,661,324
Louisville Public Facilities Authority, Tulane University, Series A (RB) 5.00%, 10/15/32 (c)	1,000		1,140,226
State of Louisiana, Series A (GO)
5.00%, 03/01/30 (c)	930		1,080,671
5.00%, 03/01/31 (c)	750		889,872
5.00%, 03/01/31 (c)	1,000		1,133,142
5.00%, 04/01/33 (c)	1,000		1,186,019
5.00%, 04/01/33 (c)	1,000		1,203,081
State of Louisiana, Series A (GO) (BAM) 5.00%, 03/01/30 (c)	910		1,053,875
			15,769,258
Maryland: 2.3%
City of Baltimore, Wastewater Project, Series C (RB) 5.00%, 01/01/25 (c)	1,500		1,537,939
County of Baltimore (GO)
4.00%, 03/01/30 (c)	1,140		1,233,337
5.00%, 03/01/30	945		1,101,253
County of Baltimore (GO) (AGC) 4.00%, 03/01/29 (c)	1,925		2,050,567
County of Baltimore (GO) (CA MTG INS) 4.00%, 03/01/29 (c)	2,420		2,531,107
County of Montgomery, Series A (GO) 3.00%, 08/01/30 (c)	750		753,775
County of Montgomery, Series C (GO) 4.00%, 10/01/27 (c)	1,070		1,136,465
Maryland Department of Transportation (RB) 3.00%, 09/01/27 (c)	500		494,186

See Notes to Financial Statements

74

	Par (000’s	)	Value
Maryland (continued)
Maryland Stadium Authority, Baltimore City Public School Construction and Revitalization Program (RB) 5.00%, 05/01/26 (c)	$250		$266,182
Prince George’s County, Series A (GO)
5.00%, 07/15/28 (c)	1,150		1,296,254
5.00%, 07/15/28 (c)	2,500		2,760,324
Prince George’s County, Series A (GO) (SAW) 4.00%, 07/15/28 (c)	1,000		1,072,529
State of Maryland (GO) 4.00%, 06/01/24 (c)	1,500		1,514,946
State of Maryland State, Series A (GO)
3.25%, 08/01/23 (c)	2,000		2,000,839
4.00%, 08/01/31 (c)	1,000		1,065,926
5.00%, 08/01/30 (c)	1,000		1,154,425
State of Maryland, Department of Transportation (RB)
2.12%, 10/01/29 (c)	2,000		1,611,543
3.00%, 11/01/24 (c)	520		518,115
3.12%, 05/01/25 (c)	855		853,168
4.00%, 05/01/28 (c)	750		802,415
State of Maryland, Department of Transportation (RB) (SAW) 2.12%, 10/01/27 (c)	2,340		2,161,205
State of Maryland, State and Local Facilities Loan (GO)
4.00%, 08/01/28 (c)	530		565,569
5.00%, 03/15/29 (c)	3,000		3,412,970
5.00%, 08/01/28 (c)	1,000		1,124,600
State of Maryland, State and Local Facilities Loan, Series A (GO)
3.00%, 08/01/27 (c)	1,000		1,003,206
5.00%, 03/15/30 (c)	3,500		4,071,802
5.00%, 08/01/31 (c)	1,400		1,665,181
Washington Suburban Sanitary District, Maryland Consolidated Public Improvement (GO) 5.00%, 06/01/26 (c)	1,650		1,766,527
			41,526,355
Massachusetts: 3.4%
City of Boston, Series A (GO) 5.00%, 11/01/32 (c)	2,000		2,328,372
Commonwealth of Massachusetts (RB) (NATL) 5.50%, 01/01/34	1,000		1,198,393
Commonwealth of Massachusetts Transportation Fund, Series A (RB) 5.00%, 06/01/24 (c)	1,275		1,301,332
	Par (000’s	)	Value
Massachusetts (continued)
Commonwealth of Massachusetts, Accelerated Bridge Program, Series A (RB) 5.00%, 06/01/24 (c)	$980		$998,366
Commonwealth of Massachusetts, Series A (GO) 5.00%, 10/01/31	3,000		3,588,360
Commonwealth of Massachusetts, Series B (GO)
5.00%, 07/01/26 (c)	1,860		1,994,173
5.00%, 07/01/26 (c)	600		645,195
Commonwealth of Massachusetts, Series C (GO)
3.00%, 02/01/24 (c)	400		395,758
5.00%, 05/01/30	1,000		1,167,716
5.00%, 05/30/23 (c)	350		350,483
5.00%, 05/30/23 (c)	2,000		2,003,042
Commonwealth of Massachusetts, Series C (GO) (AGM) 5.00%, 05/01/31	2,665		3,165,292
Commonwealth of Massachusetts, Series D (GO)
4.00%, 11/01/30 (c)	2,000		2,083,180
4.00%, 05/01/28 (c)	1,165		1,213,399
5.00%, 07/01/30 (c)	365		415,578
Commonwealth of Massachusetts, Series D (GO) (SBG) 5.00%, 07/01/30 (c)	2,000		2,243,269
Commonwealth of Massachusetts, Series E (GO)
3.00%, 11/01/27 (c)	1,275		1,228,397
4.00%, 04/01/25 (c)	1,000		1,006,326
4.00%, 04/01/25 (c)	1,000		1,024,372
4.00%, 09/01/25 (c)	3,000		3,015,108
5.00%, 11/01/30 (c)	1,000		1,171,699
5.00%, 09/01/28 (c)	1,010		1,105,890
Commonwealth of Massachusetts, Series E (GO) (AGM) 5.00%, 05/01/24 (c)	1,100		1,122,484
Commonwealth of Massachusetts, Transportation Fund, Series A (GO) 5.00%, 12/01/26 (c)	500		542,251
Commonwealth of Massachusetts, Transportation Fund, Series A (RB) 5.00%, 06/01/31 (c)	800		913,581
Massachusetts Bay Transportation Authority Sales Tax, Series A-1 (RB) 5.00%, 07/01/33 (c)	1,000		1,162,635

See Notes to Financial Statements

75

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Massachusetts (continued)
Massachusetts Department of Transportation, Metropolitan Highway System, Series A (RB) (SAW) 5.00%, 01/01/29 (c)	$1,000		$1,125,412
Massachusetts Development Finance Agency, Beth Israel Lahey Health Issue, Series K (RB) 5.00%, 07/01/29 (c)	255		280,162
Massachusetts Development Finance Agency, CareGroup Issue, Series J-2 (RB) (SBG) 5.00%, 07/01/28 (c)	130		141,901
Massachusetts Development Finance Agency, Harvard University Issue, Series A (RB)
4.00%, 07/15/26 (c)	2,000		2,049,337
5.00%, 07/15/26 (c)	480		516,284
5.00%, 07/15/26 (c)	6,300		6,790,336
Massachusetts Development Finance Agency, Partners Healthcare System, Series S (RB) 4.00%, 01/01/28 (c)	1,500		1,534,467
Massachusetts Development Finance Agency, Suffolk University (RB) 5.00%, 07/01/27 (c)	500		520,313
Massachusetts Development Finance Agency, Williams College, Series P (RB) 5.00%, 07/01/23 (c)	1,500		1,504,035
Massachusetts School Building Authority, Dedicated Sales Tax, Series C (RB) 5.00%, 08/15/25 (c)	1,150		1,196,457
Massachusetts Water Resources Authority, Series B (RB) (AGM) 5.25%, 08/01/30	2,000		2,383,769
Massachusetts Water Resources Authority, Series C (RB) 5.00%, 08/01/27 (c)	2,115		2,330,450
University of Massachusetts Building Authority (RB)
5.00%, 11/01/27 (c)	1,020		1,126,713
5.00%, 11/01/29 (c)	750		853,721
5.00%, 05/01/29 (c)	1,220		1,373,747
University of Massachusetts Building Authority (RB) (SD CRED PROG) 5.00%, 11/01/29 (c)	500		574,000
			61,685,755
Michigan: 1.0%
Detroit City School District (GO) (AGM Q-SBLF) 6.00%, 05/01/29	3,500		3,893,629
	Par (000’s	)	Value
Michigan (continued)
Great Lakes Water Authority, Sewage Disposal System, Second Lien, Series C (RB)
5.00%, 07/01/26 (c)	$250		$265,694
5.00%, 07/01/26 (c)	250		264,635
Great Lakes Water Authority, Sewage Disposal System, Senior Lien, Series B (RB)
5.00%, 07/01/26 (c)	570		609,346
5.00%, 07/01/26 (c)	290		309,681
5.00%, 07/01/26 (c)	500		532,225
Great Lakes Water Authority, Sewage Disposal System, Senior Lien, Series C (RB)
5.00%, 07/01/26 (c)	30		32,167
5.00%, 07/01/26 (c)	1,025		1,091,035
Kalamazoo Michigan Hospital Facilities, Bronson Healthcare Group (RB) 4.00%, 05/15/26 (c)	2,000		2,000,448
Michigan Finance Authority, Henry Ford Health System (RB) 3.00%, 11/15/26 (c)	140		131,865
Michigan Finance Authority, Local Government Loan Program, Series H-1 (RB) 5.00%, 10/01/24 (c)	725		736,088
Michigan Finance Authority, Trinity Health Credit Group (RB) 5.00%, 06/01/27 (c)	75		80,981
Michigan Finance Authority, Trinity Health Credit Group, Series A (RB)
5.00%, 12/01/27 (c)	585		626,067
5.00%, 12/01/27 (c)	2,000		2,155,093
State of Michigan, Building Authority, Series I (RB) 5.00%, 10/15/26 (c)	570		610,684
State of Michigan, Environmental Program (GO) 3.00%, 05/01/26 (c)	410		404,049
State of Michigan, Environmental Program, Series A (GO) 3.00%, 05/15/30 (c)	750		689,320
State of Michigan, Housing Development Authority, Single-Family Mortgage, Series B (RB) 3.10%, 06/01/26 (c)	1,370		1,338,364
State of Michigan, Trunk Line, Series A (RB) 5.00%, 11/15/31 (c)	1,900		2,229,924
			18,001,295

See Notes to Financial Statements

76

	Par (000’s	)	Value
Minnesota: 1.0%
City of Minneapolis, Fairview Health Services, Series A (RB) 5.00%, 11/15/28 (c)	$125		$134,723
County of Hennepin, Minnesota First Lien Sales Tax, Series A (RB) 5.00%, 12/15/26 (c)	1,000		1,074,714
Minneapolis-St. Paul Metropolitan Airports Commission, Series B (RB)
5.00%, 01/01/24 (c)	2,500		2,529,148
5.00%, 01/01/27 (c)	325		349,665
5.00%, 01/01/27 (c)	515		555,026
Minnesota Public Facilities Authority, Series A (RB) 5.00%, 03/01/26 (c)	1,500		1,590,070
Regents of the University of Minnesota, Series B (RB) 5.00%, 12/01/27 (c)	1,000		1,106,064
State of Minnesota, Various Purpose, Series A (GO)
5.00%, 08/01/29 (c)	1,000		1,128,432
5.00%, 08/01/29 (c)	1,000		1,149,402
5.00%, 08/01/30 (c)	2,000		2,294,077
5.00%, 08/01/30 (c)	2,000		2,278,342
State of Minnesota, Various Purpose, Series D (GO)
2.25%, 08/01/26 (c)	925		873,820
3.00%, 10/01/27 (c)	1,000		1,003,923
3.00%, 10/01/27 (c)	1,000		1,003,896
White Bear Lake, independent School District No. 624, Series A (GO) (SD CRED PROG) 3.00%, 02/01/28 (c)	1,000		992,359
			18,063,661
Mississippi: 0.1%
State of Mississippi, Series A (GO) 5.00%, 10/01/27 (c)	430		474,558
State of Mississippi, Series A (RB)
5.00%, 10/15/28 (c)	400		436,265
5.00%, 10/15/28 (c)	550		587,418
5.00%, 10/15/28 (c)	1,000		1,081,979
			2,580,220
Missouri: 0.5%
City of Springfield, Public Utility (RB) 4.00%, 08/01/25 (c)	1,000		1,025,739
County of St. Louis, Hazewood School District, Series A (GO) (BAM) 5.00%, 03/01/32 (c)	1,000		1,128,173
Curators of the University of Missouri, Series A (RB) 5.00%, 11/01/24 (c)	1,405		1,447,499
Curators of the University of Missouri, Series B (RB) 5.00%, 11/01/30	1,400		1,650,032
	Par (000’s	)	Value
Missouri (continued)
Health and Educational Facilities Authority, Mercy Health, Series A (RB) 5.00%, 12/01/28 (c)	$250		$274,345
Missouri Joint Municipal Electric Utility Commission, Prairie State Project, Series A (RB) 4.00%, 06/01/26 (c)	685		703,161
Springfield School District No. R-12 (GO) 4.00%, 03/01/29 (c)	650		684,498
Springfield School District No. R-12 (GO) (SAW)
4.00%, 03/01/29 (c)	1,415		1,478,085
5.00%, 03/01/29 (c)	450		498,007
St. Louis School District, Board of Education (GO) (AGM) 5.00%, 04/01/32 (c)	1,000		1,129,396
			10,018,935
Montana: 0.1%
City of Forsyth, Rosebud County, Montana Pollution Control, Series A (RB) 3.90%, 05/30/23 (c)	1,000		1,000,052
Nebraska: 0.5%
Central Plains Energy Project, Gas Project Crossover No. 3, Series A (RB)
5.00%, 09/01/32	1,280		1,386,726
5.00%, 09/01/34	3,300		3,620,811
5.00%, 09/01/35	2,000		2,179,543
Nebraska Public Power District, Series B (RB) 5.00%, 01/01/26 (c)	1,000		1,036,687
			8,223,767
Nevada: 0.9%
Clark County, Limited Tax, Series B (GO) 4.00%, 11/01/26 (c)	155		161,621
Clark County, Nevada Airport System, Series A-2 (RB)
5.00%, 07/01/24 (c)	1,500		1,524,833
5.00%, 07/01/24 (c)	2,500		2,553,623
5.00%, 07/01/24 (c)	1,000		1,020,317
Clark County, Nevada Limited Tax, Flood Control (GO) 4.00%, 05/01/25 (c)	1,675		1,703,904
Clark County, Nevada McCarran International Airport, Passenger Facility, Series E (RB) 5.00%, 07/01/29 (c)	470		529,551
Clark County, School District, Series A (GO) (AGM)
5.00%, 06/15/30 (c)	1,000		1,150,149
5.00%, 06/15/30 (c)	915		1,047,027

See Notes to Financial Statements

77

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Nevada (continued)
Clark County, School District, Series B (GO) (BAM) 3.00%, 06/15/30 (c)	$1,500		$1,290,071
Clark County, School District, Series C (GO) 5.00%, 12/15/27 (c)	1,050		1,145,793
Las Vegas Valley Water District, Series C (GO) 3.00%, 06/01/31 (c)	1,000		987,938
State of Nevada, Highway Improvement, Motor Vehicle Fuel Tax (RB) 4.00%, 06/01/27 (c)	1,000		1,037,995
State of Nevada, Highway Improvement, Motor Vehicle Fuel Tax (RB) (AGM)
3.38%, 06/01/28 (c)	325		321,577
4.00%, 06/01/28 (c)	760		798,365
4.00%, 06/01/28 (c)	760		800,704
Truckee Meadows Water Authority (RB) 5.00%, 07/01/26 (c)	355		377,456
			16,450,924
New Jersey: 4.1%
County of Camden, Board of Education of Township of Cherry Hill (GO)
4.00%, 08/01/29 (c)	1,000		1,058,413
4.00%, 08/01/29 (c)	1,500		1,550,161
4.00%, 08/01/29 (c)	1,500		1,539,347
County of Hudson (GO)
2.00%, 11/15/28 (c)	685		560,346
2.00%, 11/15/28 (c)	2,000		1,691,102
2.12%, 11/15/28 (c)	265		212,688
New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series A (RB) (BAM) 3.12%, 07/01/27 (c)	755		748,393
New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series A (RB) (AGM) 5.00%, 11/01/29 (c)	260		288,279
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Series A (RB) (AGM) 5.00%, 11/01/29 (c)	1,000		1,105,937
New Jersey Economic Development Authority, School Facilities Construction, Series AAA (RB) 5.50%, 12/15/26 (c)	380		410,815
New Jersey Economic Development Authority, School Facilities Construction, Series LLL (RB) 5.00%, 12/15/29 (c)	1,250		1,358,943
	Par (000’s	)	Value
New Jersey (continued)
5.00%, 12/15/29 (c)	$1,970		$2,126,215
New Jersey Economic Development Authority, School Facilities Construction, Series MMM (RB) 4.00%, 12/15/29 (c)	1,080		1,098,692
New Jersey Economic Development Authority, School Facilities Construction, Series QQQ (RB) 4.00%, 12/15/30 (c)	1,000		1,002,549
New Jersey Economic Development Authority, State House Project, Series B (RB) 5.00%, 12/15/28 (c)	315		344,576
New Jersey Educational Facilities Authority, Higher Educational Capital Improvement, Series A (RB) 4.00%, 09/01/24 (c)	1,000		1,007,970
New Jersey Educational Facilities Authority, Princeton University, Series C (RB)
2.00%, 03/01/31 (c)	2,000		1,501,604
2.00%, 03/01/31 (c)	1,975		1,526,398
2.00%, 03/01/31 (c)	1,000		803,573
New Jersey Educational Facilities Authority, Princeton University, Series I (RB) 5.00%, 07/01/27 (c)	500		552,240
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health, Series A (RB) 4.00%, 07/01/27 (c)	1,000		1,008,844
New Jersey Health Care Facilities Financing Authority, Inspira Health, Series A (RB) 3.38%, 07/01/27 (c)	360		353,822
New Jersey Health Care Facilities Financing Authority, Robert Wood Jonson University Hospital, Series A (RB) 5.25%, 07/01/23 (c)	2,355		2,361,736
New Jersey Health Care Facilities Financing Authority, Valley Health System (RB) 5.00%, 07/01/29 (c)	1,000		1,118,463
New Jersey State Turnpike Authority, Series B (RB)
5.00%, 01/01/28 (c)	1,080		1,186,165
5.00%, 01/01/28 (c)	2,900		3,179,546
New Jersey State, COVID-19, Series A (GO)
4.00%, 06/01/31	1,000		1,092,506
4.00%, 06/01/32	1,135		1,249,815

See Notes to Financial Statements

78

	Par (000’s	)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Series A (RB)
4.00%, 12/15/28 (c)	$2,830		$2,937,698
5.00%, 12/15/28 (c)	1,100		1,196,220
5.00%, 12/15/28 (c)	1,000		1,071,945
5.00%, 12/15/28 (c)	1,395		1,524,004
5.00%, 06/15/26 (c)	435		459,596
New Jersey Transportation Trust Fund Authority, Series A-1 (RB) 4.10%, 06/15/26 (c)	780		797,182
New Jersey Transportation Trust Fund Authority, Series AA (RB)
4.00%, 12/15/30 (c)	1,000		1,002,549
4.75%, 06/15/25 (c)	2,950		3,003,823
5.00%, 12/15/30 (c)	1,200		1,301,601
5.00%, 06/15/23 (c)	1,500		1,503,459
New Jersey Transportation Trust Fund Authority, Series D (RB) 5.00%, 12/15/24 (c)	1,720		1,770,352
New Jersey Turnpike Authority, Series A (RB) 5.00%, 07/01/24 (c)	4,000		4,089,701
New Jersey Turnpike Authority, Series G (RB) 5.00%, 01/01/28 (c)	3,000		3,256,948
New Jersey Turnpike Authority, Series G (RB) (AGM) 4.00%, 01/01/28 (c)	2,130		2,224,311
State of New Jersey, Various Purposes (GO)
2.00%, 12/01/29 (c)	3,000		2,697,021
2.00%, 12/01/29 (c)	3,000		2,515,508
2.00%, 12/01/29 (c)	3,000		2,366,845
5.00%, 12/01/29 (c)	5,000		5,513,473
Tobacco Settlement Financing Corp., Series A (RB)
5.00%, 06/01/28 (c)	2,755		2,990,408
5.00%, 06/01/28 (c)	500		543,347
			74,805,129
New Mexico: 0.1%
State of New Mexico (GO) 5.00%, 03/01/33	1,000		1,223,252
New York: 18.4%
City of New York, Housing Development Corp., Series G-1 (RB) 3.10%, 11/01/25 (c)	500		480,956
City of New York, Series A (GO)
4.00%, 08/01/26 (c)	485		500,289
4.00%, 08/01/31 (c)	600		612,766
City of New York, Series A-1 (GO)
5.00%, 08/01/23 (c)	3,365		3,375,749
5.00%, 08/01/29	1,000		1,145,883
	Par (000’s	)	Value
New York (continued)
5.00%, 09/01/32 (c)	$2,000		$2,306,546
City of New York, Series B-1 (GO)
4.00%, 10/01/29 (c)	1,800		1,819,237
5.00%, 10/01/29 (c)	1,125		1,286,749
5.00%, 10/01/29 (c)	500		572,988
5.00%, 11/01/30	1,000		1,172,601
5.00%, 12/01/26 (c)	395		426,941
5.25%, 10/01/27 (c)	920		1,027,926
City of New York, Series C (GO)
5.00%, 02/01/25 (c)	1,165		1,204,214
5.00%, 08/01/29	2,000		2,291,767
City of New York, Series D-1 (GO) (BAM) 5.00%, 03/01/30 (c)	1,565		1,751,733
City of New York, Series E (GO)
5.00%, 04/01/33 (c)	1,000		1,164,667
5.00%, 08/01/26 (c)	540		579,015
City of New York, Series E-1 (GO)
5.00%, 03/01/28 (c)	2,000		2,150,548
5.00%, 03/01/28 (c)	1,015		1,127,047
5.25%, 03/01/28 (c)	1,000		1,122,922
5.25%, 03/01/28 (c)	1,500		1,692,004
City of New York, Series F-1 (GO) 5.00%, 04/01/28 (c)	1,435		1,544,761
City of New York, Series J (GO) 5.00%, 08/01/24 (c)	1,100		1,125,112
City of New York, Series L (GO) 5.00%, 04/01/29 (c)	655		742,700
City of New York, Series L-5 (GO) 5.00%, 04/01/31 (c)	1,865		2,182,643
City of New York, Series L-6 (GO) 5.00%, 04/01/29 (c)	1,000		1,136,999
County of Monroe, Industrial Development Corp., Rochester Regional Health Project, Series A (RB) 3.00%, 12/01/30 (c)	865		684,230
County of Nassau, Interim Finance Authority, Public Benefit Corp., Series A (RB)
4.00%, 05/15/31 (c)	1,000		1,099,577
5.00%, 05/15/31 (c)	1,500		1,762,186
County of Nassau, Series C (GO) 5.00%, 10/01/27 (c)	600		659,657
County of Suffolk, Public Improvement, Series C (GO)
4.00%, 09/01/30 (c)	1,000		1,011,843
5.00%, 09/01/30 (c)	1,500		1,712,314
County of Suffolk, Water Authority (RB) 4.00%, 06/01/25 (c)	10		10,334
Hudson Yards Infrastructure Corp., Series A (RB) 5.00%, 02/15/27 (c)	1,400		1,509,071

See Notes to Financial Statements

79

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New York (continued)
5.00%, 02/15/27 (c)	$460		$494,692
5.00%, 02/15/27 (c)	1,700		1,829,913
5.00%, 02/15/27 (c)	1,000		1,078,695
Long Island Power Authority, Electric System (RB)
5.00%, 09/01/27 (c)	305		335,450
5.00%, 09/01/27 (c)	500		549,616
5.00%, 09/01/27 (c)	750		823,457
Long Island Power Authority, Electric System, Series A (RB) 3.00%, 09/01/28 (c)	450		414,126
Long Island Power Authority, Electric System, Series B (RB) 5.00%, 09/01/26 (c)	2,000		2,117,937
Metropolitan Transportation Authority, Series A (RB) 4.00%, 11/15/26 (c)	340		341,588
Metropolitan Transportation Authority, Series A-2 (RB) 5.00%, 05/15/30 (p)	4,935		5,384,050
Metropolitan Transportation Authority, Series B-2 (RB)
5.00%, 11/15/26 (c)	15		16,078
5.00%, 11/15/27 (c)	1,185		1,298,281
Metropolitan Transportation Authority, Series C-1 (RB)
4.00%, 05/15/28 (c)	395		396,800
4.00%, 05/15/28 (c)	1,980		2,002,729
5.00%, 05/15/28 (c)	1,445		1,549,151
5.00%, 05/15/28 (c)	2,540		2,711,952
5.00%, 05/15/28 (c)	470		504,338
5.00%, 05/15/28 (c)	1,540		1,653,015
5.00%, 05/15/28 (c)	810		861,027
Metropolitan Transportation Authority, Series C-2 (RB) 0.00%, 11/15/33 ^	1,035		675,972
Metropolitan Transportation Authority, Series D (RB)
3.12%, 11/15/26 (c)	265		237,296
4.00%, 11/15/26 (c)	400		401,863
5.00%, 05/15/28 (c)	1,085		1,164,624
5.00%, 05/15/28 (c)	535		571,218
5.00%, 05/15/28 (c)	1,570		1,680,128
Metropolitan Transportation Authority, Series D-1 (RB) (BAM) 5.00%, 11/15/25 (c)	2,000		2,087,993
Metropolitan Transportation Authority, Series E (RB)
5.00%, 11/15/23 (c)	1,775		1,781,580
5.00%, 11/15/30	1,000		1,087,533
New York City Housing Development Corp., Multi-Family Housing, Series A (RB) (AGC) 2.90%, 04/01/30 (c)	1,000		863,102
	Par (000’s	)	Value
New York (continued)
New York City Housing Development Corp., Multi-Family Housing, Series A-1 (RB) 3.70%, 11/15/23 (c)	$2,000		$1,999,524
New York City Housing Development Corp., Multi-Family Housing, Series A-1-C (RB) 2.35%, 05/01/28 (c)	1,100		905,445
New York City Housing Development Corp., Multi-Family Housing, Series F-1 (RB) (FHA 542(C)) 2.10%, 05/01/29 (c)	2,000		1,549,620
New York City Industrial Development Agency, Queens Baseball Stadium Project, Series A (RB) (AGM)
2.00%, 01/01/31 (c)	1,250		892,340
4.00%, 01/01/31 (c)	500		526,298
5.00%, 01/01/31	2,700		3,078,119
New York City Industrial Development Agency, Yankee Stadium Project, Series A (RB) (AGM)
4.00%, 09/01/30 (c)	2,500		2,603,306
5.00%, 03/01/30	2,145		2,414,603
New York City Municipal Water Finance Authority, Series AA (RB)
5.00%, 12/15/29 (c)	1,000		1,157,583
5.00%, 06/15/27 (c)	960		1,033,335
New York City Municipal Water Finance Authority, Series BB (RB) 5.00%, 06/15/27 (c)	310		340,408
New York City Municipal Water Finance Authority, Series CC-1 (RB) 5.00%, 12/15/26 (c)	1,000		1,062,660
New York City Municipal Water Finance Authority, Series DD (RB)
5.00%, 06/15/23 (c)	1,000		1,002,064
5.00%, 06/15/23 (c)	4,500		4,509,286
5.00%, 06/15/33 (c)	1,000		1,219,899
New York City Municipal Water Finance Authority, Series FF-2 (RB) 5.00%, 06/15/29 (c)	500		571,653
New York City Transitional Finance Authority Future Tax, Series F-1 (RB) 5.00%, 02/01/33 (c)	1,000		1,141,524
New York City Transitional Finance Authority, Building Aid, Series S-1 (RB) (SAW) 3.00%, 07/15/31 (c)	1,400		1,257,864

See Notes to Financial Statements

80

	Par (000’s	)	Value
New York (continued)
4.00%, 07/15/31 (c)	$1,375		$1,432,319
New York City Transitional Finance Authority, Building Aid, Series S-2 (RB) (SAW) 5.00%, 07/15/28 (c)	1,010		1,131,490
New York City Transitional Finance Authority, Building Aid, Series S-3 (RB) (SAW)
5.00%, 07/15/28 (c)	1,605		1,793,180
5.00%, 07/15/28 (c)	1,000		1,103,879
New York City Transitional Finance Authority, Building Aid, Series S-4 (RB) (SAW)
5.00%, 07/15/28 (c)	500		558,623
5.25%, 07/15/28 (c)	1,415		1,584,071
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A (RB)
3.00%, 11/01/30 (c)	2,000		1,786,149
5.00%, 11/01/30 (c)	3,000		3,402,494
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-1 (RB)
4.00%, 05/01/26 (c)	630		653,327
5.00%, 11/01/31 (c)	1,000		1,190,610
5.00%, 05/01/26 (c)	280		298,477
5.00%, 05/01/26 (c)	655		692,794
5.00%, 05/01/26 (c)	880		932,853
5.00%, 05/01/26 (c)	450		477,959
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series A-2 (RB) 5.00%, 08/01/27 (c)	2,000		2,127,057
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series B-1 (RB)
4.00%, 11/01/29 (c)	1,500		1,505,936
4.00%, 08/01/31 (c)	1,190		1,195,731
5.00%, 05/01/24 (c)	2,980		3,028,687
5.00%, 05/01/27 (c)	1,065		1,156,529
5.00%, 08/01/24 (c)	1,345		1,375,041
5.00%, 08/01/26 (c)	690		738,075
5.00%, 08/01/26 (c)	540		577,276
5.00%, 08/01/26 (c)	895		955,920
5.00%, 08/01/26 (c)	530		568,292
5.00%, 08/01/27 (c)	350		380,056
5.00%, 08/01/27 (c)	1,000		1,091,164
5.00%, 08/01/28 (c)	780		868,874
5.00%, 08/01/30 (c)	1,000		1,167,012
5.00%, 08/01/31 (c)	1,000		1,178,027
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C (RB) 5.00%, 05/01/27 (c)	2,280		2,482,453
	Par (000’s	)	Value
New York (continued)
5.00%, 05/01/27 (c)	$900		$976,079
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C-1 (RB)
4.00%, 11/01/30 (c)	1,690		1,697,576
5.00%, 11/01/30 (c)	2,500		2,815,355
5.00%, 11/01/30 (c)	1,400		1,636,276
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series D-1 (RB) 4.00%, 05/01/32 (c)	1,500		1,524,587
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1 (RB)
5.00%, 02/01/25 (c)	1,195		1,230,690
5.00%, 02/01/26 (c)	1,500		1,586,189
5.00%, 02/01/27 (c)	1,190		1,288,462
5.00%, 02/01/27 (c)	1,710		1,810,332
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series G-1 (RB) 4.00%, 11/01/30	6,000		6,579,793
New York Liberty Development Corp., Goldman Sachs Headquarters Issue (RB) 5.25%, 10/01/35	1,000		1,148,940
New York State Dormitory Authority, Memorial Sloan-Kettering Cancer Center, Series 1 (RB) 4.00%, 07/01/29 (c)	1,000		1,017,274
New York State Dormitory Authority, Montefiore Medical Center, Series A (RB) 5.00%, 08/01/28 (c)	1,000		988,924
New York State Dormitory Authority, New York University, Series A (RB)
5.00%, 07/01/25 (c)	3,000		3,127,453
5.00%, 07/01/27 (c)	1,140		1,243,760
5.00%, 07/01/28 (c)	385		429,555
New York State Dormitory Authority, New York University, Series A (RB) (AGC) 5.00%, 03/15/28 (c)	1,250		1,354,573
New York State Dormitory Authority, Sales Tax, Series A (RB)
5.00%, 03/15/24 (c)	2,150		2,181,653
5.00%, 03/15/24 (c)	1,310		1,326,695
New York State Dormitory Authority, School Districts Bond Financing Program, Series A (RB) (SAW) 5.00%, 10/01/26 (c)	1,200		1,284,545

See Notes to Financial Statements

81

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New York (continued)
5.00%, 10/01/26 (c)	$1,325		$1,420,586
New York State Dormitory Authority, State Personal Income Tax, Series A (RB)
3.00%, 09/15/30 (c)	3,120		2,738,666
4.00%, 02/15/27 (c)	1,235		1,259,936
4.00%, 02/15/27 (c)	475		488,396
4.00%, 02/15/27 (c)	1,000		1,045,288
4.00%, 03/15/31 (c)	2,795		2,851,057
4.00%, 03/15/31 (c)	1,075		1,103,020
4.00%, 09/15/30 (c)	1,135		1,162,201
5.00%, 02/15/27 (c)	2,115		2,290,062
5.00%, 02/15/27 (c)	595		644,251
5.00%, 03/15/29 (c)	2,370		2,667,819
5.00%, 03/15/29 (c)	3,910		4,328,347
5.00%, 03/15/29 (c)	1,950		2,177,157
5.00%, 03/15/30	1,000		1,159,352
5.00%, 03/15/31 (c)	4,000		4,669,199
5.00%, 08/15/26 (c)	2,000		2,094,397
5.00%, 09/15/32 (c)	2,000		2,261,635
5.25%, 09/15/28 (c)	1,305		1,441,167
New York State Dormitory Authority, State Personal Income Tax, Series B (RB)
5.00%, 02/15/25 (c)	1,095		1,133,305
5.00%, 08/15/27 (c)	2,000		2,189,588
5.00%, 08/15/27 (c)	2,270		2,452,547
New York State Dormitory Authority, State Personal Income Tax, Series C (RB) 5.00%, 03/15/24 (c)	385		391,399
New York State Dormitory Authority, State Personal Income Tax, Series D (RB)
5.00%, 02/15/30 (c)	2,000		2,300,554
5.00%, 02/15/30	1,150		1,331,186
5.00%, 08/15/26 (c)	940		998,184
New York State Dormitory Authority, State Personal Income Tax, Series E (RB)
4.00%, 03/15/32 (c)	2,000		2,057,770
4.00%, 03/15/32 (c)	1,500		1,533,328
5.00%, 09/15/25 (c)	3,000		3,154,007
New York State Dormitory Authority, State Sales Tax, Series A (RB)
5.00%, 01/01/27 (c)	250		260,963
5.00%, 03/15/24 (c)	340		345,299
5.00%, 03/15/27 (c)	1,000		1,082,281
5.00%, 03/15/27 (c)	515		558,520
5.00%, 03/15/27 (c)	2,110		2,281,301
5.00%, 03/15/27 (c)	305		330,908
New York State Dormitory Authority, State Sales Tax, Series C (RB)
5.00%, 03/15/28 (c)	520		580,624
5.00%, 03/15/28 (c)	1,970		2,177,167
	Par (000’s	)	Value
New York (continued)
New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series A (RB)
5.00%, 06/15/24 (c)	$2,000		$2,042,908
5.00%, 06/15/26 (c)	415		443,008
5.00%, 06/15/26 (c)	765		818,049
New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series B (RB)
4.00%, 06/15/29 (c)	1,530		1,569,183
5.00%, 06/15/29 (c)	1,250		1,404,215
New York State Environmental Facilities Corp., Municipal Water Finance Authority Projects, Series E (RB)
3.00%, 06/15/27 (c)	495		503,266
5.00%, 06/15/27 (c)	500		545,887
5.00%, 06/15/27 (c)	1,000		1,093,054
New York State Housing Finance Agency, Series H (RB) (AGM) 2.10%, 05/01/29 (c)	835		667,156
New York State Thruway Authority, Personal Income Tax, Series A-1 (RB) 4.00%, 03/15/31 (c)	525		526,038
New York State Thruway Authority, Series A (RB)
5.00%, 01/01/26 (c)	600		630,751
5.00%, 01/01/26 (c)	650		683,996
New York State Thruway Authority, Series B (RB) (AGM)
4.00%, 01/01/30 (c)	3,155		3,152,038
4.00%, 01/01/30 (c)	800		812,266
New York State Thruway Authority, Series K (RB)
5.00%, 01/01/25 (c)	2,500		2,577,978
5.00%, 01/01/25 (c)	4,335		4,477,352
New York State Thruway Authority, Series L (RB) 3.50%, 01/01/28 (c)	1,120		1,076,619
New York State Thruway Authority, Series O (RB) 4.00%, 07/01/31 (c)	2,000		1,981,105
New York State Thruway Authority, State Personal Income, Series A-1 (RB)
5.00%, 03/15/31 (c)	2,000		2,333,053
5.00%, 03/15/31 (c)	800		923,432
New York State Urban Development Corp., Personal Income Tax, Series A (RB) 4.00%, 09/15/30 (c)	500		499,983

See Notes to Financial Statements

82

	Par (000’s	)	Value
New York (continued)
New York State Urban Development Corp., State Personal Income, Series A (RB)
5.00%, 03/15/27 (c)	$750		$814,859
5.00%, 05/19/23 (c)	1,800		1,801,905
5.00%, 09/15/29	2,000		2,293,293
5.00%, 09/15/30 (c)	1,475		1,660,808
New York State Urban Development Corp., State Personal Income, Series C (RB)
4.00%, 09/15/30 (c)	1,000		1,064,835
4.00%, 09/15/30 (c)	1,000		1,022,665
5.00%, 09/15/27 (c)	4,295		4,711,345
5.00%, 09/15/27 (c)	350		384,091
New York State Urban Development Corp., State Sales Tax, Series A (RB)
5.00%, 09/15/29 (c)	1,000		1,133,033
5.00%, 09/15/31 (c)	4,500		5,202,058
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Series C (RB)
5.00%, 12/01/30	1,150		1,293,715
5.00%, 12/01/30 (c)	1,000		1,088,414
5.00%, 12/01/30 (c)	750		828,307
Port Authority of New York and New Jersey, Series 179 (RB) 5.00%, 12/01/23 (c)	2,000		2,019,124
Port Authority of New York and New Jersey, Series 184 (RB) 5.00%, 09/01/24 (c)	2,000		2,046,428
Port Authority of New York and New Jersey, Series 205 (RB) 5.00%, 11/15/27 (c)	840		927,826
Port Authority of New York and New Jersey, Series 209 (RB) 5.00%, 07/15/28 (c)	500		546,998
Port Authority of New York and New Jersey, Series 211 (RB) 5.00%, 09/01/28 (c)	500		555,983
Port Authority of New York and New Jersey, Series 217 (RB) 5.00%, 11/01/29 (c)	500		557,099
Port Authority of New York and New Jersey, Series 222 (RB)
4.00%, 07/15/30 (c)	2,600		2,727,216
4.00%, 07/15/30 (c)	3,975		4,114,151
5.00%, 07/15/30 (c)	1,000		1,158,289
5.00%, 07/15/30 (c)	1,000		1,168,603
State of New York, Mortgage Agency, Series 195 (RB) 3.00%, 04/01/25 (c)	615		601,066
State of New York, Mortgage Agency, Series 205 (RB) 3.12%, 10/01/26 (c)	460		445,358
	Par (000’s	)	Value
New York (continued)
Triborough Bridge and Tunnel Authority, Payroll Mobility Tax (RB)
5.00%, 11/15/31	$1,000		$1,203,704
5.00%, 05/15/33 (c)	1,000		1,206,633
Triborough Bridge and Tunnel Authority, Payroll Mobility Tax, Series C-1A (RB) 5.00%, 11/15/31 (c)	1,225		1,392,054
Triborough Bridge and Tunnel Authority, Series B (RB)
5.00%, 11/15/31	1,000		1,194,315
5.00%, 05/15/27 (c)	2,085		2,232,274
5.00%, 05/15/27 (c)	1,070		1,167,040
5.00%, 05/15/27 (c)	1,000		1,072,702
5.00%, 05/15/27 (c)	1,255		1,364,444
Troy Capital Resource Corp., Rensselaer Polytechnic Institute Project, Series A (RB)
5.00%, 09/01/30 (c)	500		542,527
5.00%, 09/01/30 (c)	1,795		2,014,592
TSASC, Inc., Tobacco Settlement Bonds, Series A (RB)
5.00%, 06/01/27 (c)	845		875,940
5.00%, 06/01/27 (c)	500		522,229
Utility Debt Securitization Authority (RB)
5.00%, 12/15/25 (c)	2,830		2,964,253
5.00%, 12/15/27 (c)	2,000		2,176,385
Utility Debt Securitization Authority, Series A (RB)
5.00%, 06/15/26 (c)	610		652,300
5.00%, 06/15/26 (c)	500		531,432
5.00%, 06/15/26 (c)	2,000		2,137,451
Utility Debt Securitization Authority, Series E (RB)
5.00%, 12/15/23 (c)	1,250		1,264,477
5.00%, 12/15/32 (c)	2,000		2,404,230
Westchester County Local Development Corp., Pace University, Series A (RB) 5.00%, 05/01/24 (c)	1,000		1,009,591
			335,675,622
North Carolina: 1.3%
Charlotte-Mecklenburg Hospital Authority, Atrium Health Care, Series B (RB) 1.95%, 11/01/29 (p)	1,500		1,354,921
Charlotte-Mecklenburg Hospital Authority, Atrium Health Care, Series D (RB) 5.00%, 12/01/31 (p)	3,000		3,457,623
County of Mecklenburg, Series A (GO) 4.00%, 04/01/27 (c)	900		948,177
County of Mecklenburg, Series B (GO) 2.00%, 12/01/26 (c)	250		234,938

See Notes to Financial Statements

83

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
North Carolina (continued)
County of Wake (RB) 3.00%, 03/01/31 (c)	$1,500		$1,430,228
North Carolina Charlotte Douglas International Airport, Series A (RB) 4.00%, 07/01/31 (c)	1,000		1,020,696
North Carolina Housing Finance Agency Home Ownership (RB) 4.60%, 07/01/31 (c)	1,000		1,033,400
North Carolina Municipal Power Agency No. 1, Series A (RB) 5.00%, 01/01/30 (c)	1,000		1,127,450
North Carolina Turnpike Authority, Triangle Expressway System (RB) 5.00%, 01/01/27 (c)	500		527,787
North Carolina Turnpike Authority, Triangle Expressway System (RB) (AGM) 5.00%, 01/01/29 (c)	380		421,108
North Carolina Turnpike Authority, Triangle Expressway System, Series A (RB)
4.00%, 01/01/28 (c)	890		933,203
4.00%, 01/01/28 (c)	360		376,170
4.00%, 01/01/28 (c)	800		832,533
State of North Carolina, Department of State Treasurer, Series B (GO) 2.12%, 06/01/29 (c)	625		513,677
State of North Carolina, Grant Anticipation Vehicle (RB) 5.00%, 03/01/29 (c)	1,500		1,698,418
State of North Carolina, Series A (GO)
3.00%, 06/01/28 (c)	380		376,492
5.00%, 06/01/28 (c)	1,140		1,285,395
5.00%, 06/01/30 (c)	1,100		1,290,940
State of North Carolina, Series A (RB) 5.00%, 05/01/29 (c)	1,000		1,139,894
State of North Carolina, Series B (RB)
3.00%, 05/01/27 (c)	800		791,267
5.00%, 05/01/27 (c)	880		964,035
University of North Carolina at Chapel Hill, Series B (RB) 5.00%, 12/01/31 (c)	1,000		1,156,540
			22,914,892
Ohio: 2.0%
Akron Bath Copley Joint Township Hospital District, Summa Health (RB)
4.00%, 11/15/30 (c)	1,000		974,195
4.00%, 11/15/30 (c)	1,000		944,413
	Par (000’s	)	Value
Ohio (continued)
Buckeye Tobacco Settlement Financing Authority, Series A-2 (RB)
5.00%, 06/01/30 (c)	$500		$545,271
5.00%, 06/01/30 (c)	3,000		3,260,177
5.00%, 06/01/30 (c)	500		546,334
City of Columbus, Various Purpose (GO) 4.00%, 10/01/27 (c)	200		210,290
City of Columbus, Various Purpose, Series A (GO) 5.00%, 04/01/30	1,000		1,167,927
City of Columbus, Various Purpose, Series B (GO) 5.00%, 04/01/29 (c)	1,245		1,418,382
County of Allen, Ohio Hospital Facilities, Mercy Health, Series A (RB)
5.00%, 12/01/29	1,250		1,421,077
5.00%, 02/01/28 (c)	1,030		1,126,485
5.00%, 06/01/30 (c)	1,000		1,142,834
County of Butler, Ohio Hospital facilities, UC Health (RB) 4.00%, 11/15/27 (c)	1,205		1,108,415
County of Cuyahoga, Ohio Hospital, The Metrohealth System (RB) 5.00%, 02/15/27 (c)	100		104,103
County of Hamilton, Series A (RB) 4.00%, 12/01/26 (c)	1,000		1,028,005
Northeast Ohio Regional Sewer District (RB) 3.00%, 11/15/29 (c)	1,000		955,289
Ohio State University, Series A (RB)
5.00%, 12/01/29	2,225		2,575,971
5.00%, 06/01/23 (c)	1,000		1,001,306
Ohio Turnpike and Infrastructure Commission, Series A (RB)
5.00%, 02/15/28 (c)	1,845		2,053,193
5.00%, 02/15/28 (c)	500		556,156
5.00%, 02/15/28 (c)	500		556,397
Ohio Water Development Authority, Drinking Water, Series A (RB) 5.00%, 06/01/31 (c)	1,335		1,532,564
Ohio Water Development Authority, Fresh Water (RB) 5.00%, 12/01/29 (c)	1,760		1,966,108
Ohio Water Development Authority, Water Pollution Control, Series A (RB)
5.00%, 06/01/27 (c)	2,065		2,258,254
5.00%, 06/01/30 (c)	1,970		2,216,441
5.00%, 06/01/30 (c)	1,000		1,161,978

See Notes to Financial Statements

84

	Par (000’s	)	Value
Ohio (continued)
State of Ohio Hospital, Cleveland Clinic Health System, Series A (GO) 5.00%, 03/15/24 (c)	$480		$487,191
State of Ohio Hospital, Cleveland Clinic Health System, Series A (RB)
4.00%, 01/01/28 (c)	760		789,430
5.00%, 01/01/28 (c)	130		141,945
5.00%, 01/01/28 (c)	135		148,179
5.00%, 01/01/28 (c)	140		153,536
State of Ohio, Higher Educational Facility, Case Western Reserve University Project (RB) 3.25%, 12/01/25 (c)	165		162,512
State of Ohio, Highway Capital Improvement, Series T (GO) 5.00%, 05/01/27 (c)	1,000		1,087,560
State of Ohio, Major New Infrastructure Project (RB) 5.00%, 12/15/31	1,225		1,465,000
			36,266,918
Oklahoma: 0.2%
Canadian County Educational Facilities Authority, Mustang Public Schools (RB) 3.00%, 09/01/26 (c)	330		331,222
Grand River Dam Authority, Series A (RB)
4.00%, 12/01/26 (c)	2,000		2,053,767
5.00%, 12/01/26 (c)	515		553,722
Oklahoma Turnpike Authority, Series C (RB) 5.00%, 01/01/27 (c)	565		609,674
			3,548,385
Oregon: 1.1%
Asante Health System, Hospital Facilities Authority of the City of Medford, Asante Projects, Series A (RB) 5.00%, 08/15/30 (c)	720		805,031
Asante Health System, Hospital Facilities Authority of the City of Medford, Asante Projects, Series A (RB) (AGM) 5.00%, 08/15/30 (c)	700		779,206
City of Portland Oregon, Sewer System, Series A (RB) 3.00%, 09/01/30 (c)	2,350		2,148,183
Corvallis School District No. 509J, Series B (GO) (SBG) 5.00%, 06/15/28 (c)	1,285		1,423,767
Hillsboro School District No. 1J (GO) (SBG)
5.00%, 06/15/27 (c)	590		637,391
5.00%, 06/15/27 (c)	1,000		1,091,286
	Par (000’s	)	Value
Oregon (continued)
Multnomah and Clackamas Counties School District No. 10JT (GO) (SBG)
0.00%, 06/15/27 (c) ^	$1,010		$680,190
0.00%, 06/15/27 (c) ^	1,215		860,819
Multnomah County School District No. 1J, Series B (GO) (SBG) 3.00%, 06/15/30 (c)	1,280		1,269,759
Portland Community College District (GO) 5.00%, 06/15/33 (c)	1,000		1,180,856
Salem-Keizer School District No. 24J (GO) (SBG)
4.00%, 06/15/28 (c)	740		772,283
4.00%, 06/15/30 (c)	2,000		2,055,694
5.00%, 06/15/28 (c)	545		609,807
State of Oregon, Department of Transportation, Highway User Tax, Series A (RB)
4.00%, 11/15/30 (c)	3,000		3,064,613
5.00%, 11/15/29 (c)	1,650		1,852,393
5.00%, 11/15/30 (c)	1,000		1,141,640
State of Oregon, Seismic Project and Article XI-Q, Series F (GO) 5.00%, 05/01/26 (c)	10		10,669
Tri-County Metropolitan Transportation District of Oregon, Series A (RB) 3.25%, 04/01/28 (c)	570		552,227
			20,935,814
Pennsylvania: 3.9%
Allegheny County Hospital Development Authority, Series A (RB)
5.00%, 04/01/28 (c)	1,120		1,199,175
5.00%, 07/15/29 (c)	360		401,887
5.00%, 07/15/29 (c)	810		896,357
Allegheny County Sanitary Authority (RB) 5.00%, 12/01/25 (c)	1,000		1,039,558
City of Philadelphia (GO) (AGM) 5.00%, 08/01/27 (c)	380		411,752
City of Philadelphia, Gas Works (RB)
5.00%, 10/01/26 (c)	880		928,775
5.00%, 10/01/26 (c)	680		712,979
5.00%, 10/01/26 (c)	735		775,251
5.00%, 10/01/26 (c)	970		1,020,237
City of Philadelphia, Series A (GO)
4.00%, 05/01/31 (c)	1,925		1,931,672
5.00%, 08/01/27 (c)	750		816,739
5.00%, 08/01/27 (c)	750		816,695
City of Philadelphia, Series A (RB) (AGC) 4.00%, 07/01/30 (c)	1,000		1,020,113

See Notes to Financial Statements

85

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Pennsylvania (continued)
City of Philadelphia, Series B (GO) 5.00%, 08/01/29 (c)	$1,500		$1,637,468
Commonwealth Financing Authority, Series A (RB) 5.00%, 06/01/25 (c)	1,595		1,645,829
Commonwealth Financing Authority, Tobacco Master Settlement Payment (RB)
5.00%, 06/01/28 (c)	265		288,019
5.00%, 06/01/28 (c)	775		847,763
Commonwealth of Pennsylvania (GO)
3.00%, 01/01/27 (c)	510		509,772
3.00%, 09/15/26 (c)	1,055		991,727
4.00%, 02/01/26 (c)	1,500		1,535,773
4.00%, 05/15/31 (c)	2,000		2,173,264
4.00%, 08/15/25 (c)	1,500		1,527,844
4.00%, 09/15/26 (c)	170		174,168
Geisinger Authority Health System, Series A (RB) 4.00%, 04/01/30 (c)	1,000		988,324
Geisinger Authority Health System, Series C (RB) 5.00%, 04/01/30 (c) (p)	2,000		2,201,725
Lancaster County, Hospital Authority, Penn State Health (RB) 5.00%, 11/01/29 (c)	1,100		1,181,040
Pennsylvania Economic Development Financing Authority, UPMC (RB) 5.00%, 09/15/26 (c)	385		412,763
Pennsylvania Economic Development Financing Authority, UPMC, Series A (RB)
3.38%, 11/15/27 (c)	1,000		1,001,266
4.00%, 11/15/27 (c)	205		208,811
Pennsylvania Higher Educational Facilities Authority, Commonwealth of Pennsylvania (RB) 5.00%, 05/01/26 (c)	125		131,287
Pennsylvania Higher Educational Facilities Authority, Commonwealth of Pennsylvania, Series AT-1 (RB) 4.00%, 06/15/26 (c)	775		792,294
Pennsylvania Higher Educational Facilities Authority, Trustee of University, Series A (RB) 4.00%, 08/15/26 (c)	1,000		1,037,104
Pennsylvania Higher Educational Facilities Authority, Trustee of University, Series B (RB) 5.00%, 10/01/25 (c)	2,675		2,806,280
	Par (000’s	)	Value
Pennsylvania (continued)
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Series A (RB)
3.12%, 08/15/27 (c)	$150		$149,475
5.00%, 08/15/27 (c)	270		293,923
Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 119 (RB) 3.20%, 04/01/25 (c)	425		409,434
Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 121 (RB) 2.80%, 10/01/25 (c)	700		656,706
Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 122 (RB) 3.65%, 04/01/26 (c)	315		315,641
Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 123B (RB) 3.45%, 10/01/26 (c)	1,620		1,594,951
Pennsylvania Housing Finance Agency, Single Family Mortgage, Series 124-B (RB) 3.20%, 10/01/26 (c)	300		292,240
Pennsylvania Turnpike Commission (RB) 5.00%, 12/01/24 (c)	1,000		1,029,289
Pennsylvania Turnpike Commission, Motor License (RB) 4.00%, 12/01/27 (c)	2,000		2,032,300
Pennsylvania Turnpike Commission, Series A (RB)
5.00%, 12/01/26 (c)	310		333,792
5.00%, 12/01/26 (c)	750		801,651
5.00%, 12/01/29 (c)	1,000		1,100,806
5.00%, 12/01/29 (c)	500		561,697
5.00%, 12/01/32 (c)	1,000		1,168,468
Pennsylvania Turnpike Commission, Series A-2 (RB) 5.00%, 12/01/28 (c)	1,250		1,356,559
Pennsylvania Turnpike Commission, Series B (RB)
5.00%, 12/01/25 (c)	1,010		1,064,477
5.00%, 06/01/26 (c)	2,650		2,758,995
5.00%, 06/01/31 (c)	700		804,804
Pennsylvania Turnpike Commission, Series B (RB) (AGM) 5.00%, 06/01/27 (c)	510		549,928
Pennsylvania Turnpike Commission, Series B-2 (RB) (AGM) 5.00%, 06/01/27 (c)	1,735		1,874,901

See Notes to Financial Statements

86

	Par (000’s	)	Value
Pennsylvania (continued)
Philadelphia Authority for Industrial Development, Children’s Hospital of Philadelphia Project (RB)
4.00%, 07/01/27 (c)	$1,355		$1,380,070
4.00%, 07/01/27 (c)	110		113,093
Pittsburgh Water and Sewer Authority, Series B (RB) (AGM)
5.00%, 09/01/31	1,460		1,718,554
5.00%, 09/01/32	2,000		2,385,561
5.00%, 09/01/33	2,000		2,411,516
School District of Philadelphia, Series A (GO) (SAW) 5.00%, 09/01/28 (c)	660		725,459
School District of Philadelphia, Series F (GO) (SAW)
5.00%, 09/01/26 (c)	1,570		1,619,865
5.00%, 09/01/26 (c)	485		508,895
5.00%, 09/01/26 (c)	1,000		1,033,338
Southeastern Pennsylvania Transportation Authority, Capital Grant (RB) 5.00%, 06/01/27 (c)	845		920,082
Sports and Exhibition Authority, Regional Asset District (RB) (AGM) 5.00%, 08/01/29 (c)	1,000		1,129,890
State Public School Building Authority, School District of Philadelphia Project, Series A (RB) (AGM)
5.00%, 12/01/26 (c)	1,750		1,855,804
5.00%, 12/01/26 (c)	1,225		1,295,660
			70,311,535
Rhode Island: 0.3%
Rhode Island Commerce Corp., Department of Transportation, Series B (RB) 5.00%, 06/15/26 (c)	380		401,443
Rhode Island Health and Educational Building Corp., Financing Program, Series F (RB) 4.00%, 05/15/31 (c)	1,000		1,011,783
Rhode Island Housing and Mortgage Finance Corp., Series A (RB) 2.05%, 04/01/30 (c)	1,000		784,850
Rhode Island Housing and Mortgage Finance Corp., Series A (RB) (AGM) 2.10%, 10/01/29 (c)	1,000		826,904
State of Rhode Island and Providence Plantations, Series B (GO) 5.00%, 08/01/27 (c)	250		275,998
	Par (000’s	)	Value
Rhode Island (continued)
State of Rhode Island, Series A (GO) 5.00%, 08/01/32 (c)	$2,000		$2,279,167
			5,580,145
South Carolina: 0.5%
Lancaster County School District (GO) 3.25%, 03/01/27 (c)	325		324,855
Lexington County Health Services District, Inc. (RB) (AGM) 5.00%, 11/01/27 (c)	100		107,680
Piedmont Municipal Power Agency, Series B (RB) 5.00%, 01/01/31 (c)	1,000		1,127,706
South Carolina Transportation Infrastructure Bank, Series A (RB) 5.00%, 10/01/27 (c)	1,000		1,077,295
South Carolina, Public Service Authority, Series A (RB)
4.00%, 12/01/31 (c)	1,115		1,137,182
5.00%, 06/01/26 (c)	1,500		1,537,612
South Carolina, Public Service Authority, Series A (RB) (SAW) 5.00%, 12/01/30 (c)	3,000		3,322,949
Town of Mount Pleasant, South Carolina Water and Sewer System, Series A (RB) 4.00%, 06/01/27 (c)	1,000		1,014,257
			9,649,536
South Dakota: 0.0%
South Dakota Health and Educational Facilities Authority (RB)
5.00%, 09/01/27 (c)	255		273,262
5.00%, 09/01/27 (c)	100		107,056
			380,318
Tennessee: 0.9%
Greeneville Health and Educational Facilities Board, Ballad Health, Series A (RB)
5.00%, 07/01/23 (c)	915		915,913
5.00%, 07/01/23 (c)	1,500		1,501,099
5.00%, 07/01/23 (c)	810		810,768
5.00%, 07/01/23 (c)	550		550,585
Metropolitan Government of Nashville and Davidson County (GO)
4.00%, 07/01/26 (c)	545		565,412
4.00%, 07/01/26 (c)	580		600,676
4.00%, 07/01/27 (c)	275		286,835
Metropolitan Government of Nashville and Davidson County, Health and Educational Facilities Board, Vanderbilt University Center, Series A (RB) 5.00%, 07/01/26 (c)	130		135,306

See Notes to Financial Statements

87

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Tennessee (continued)
Shelby County, Public Improvement, Series B (GO)
4.00%, 04/01/30 (c)	$1,000		$1,075,965
4.00%, 04/01/30 (c)	3,000		3,237,722
4.00%, 04/01/30 (c)	1,000		1,062,242
Tennessee Corp. Gas Supply, Series A (RB) 5.50%, 12/01/30 (c) (p)	2,000		2,119,756
Tennessee Energy Acquisition Corp., Commodity Project, Series A (RB) 5.00%, 11/01/31 (c) (p)	4,000		4,236,388
			17,098,667
Texas: 8.5%
Aldine Independent School District, Series A (GO)
4.00%, 02/15/27 (c)	675		692,723
4.00%, 02/15/27 (c)	910		937,217
Alvin Independent School District (GO) 3.38%, 02/15/28 (c)	350		327,583
Arlington Independent School District (GO)
4.00%, 02/15/29 (c)	500		523,398
4.00%, 02/15/29 (c)	1,000		1,058,930
Austin Independent School District (GO) 5.00%, 02/01/33 (c)	1,500		1,774,414
Board of Regents of the University of Texas System, Series A (RB) 5.00%, 08/15/30	2,500		2,922,205
Board of Regents of the University of Texas System, Series A (RB) (AGM) 5.00%, 08/15/29 (c)	850		971,332
Board of Regents of the University of Texas System, Series B (RB) 5.00%, 08/15/29	2,040		2,343,174
City of Austin, Water and Wastewater System (RB) 5.00%, 05/15/24 (c)	1,065		1,083,622
City of Dallas (GO) 5.00%, 02/15/25 (c)	1,055		1,094,857
City of Dallas, Series A (GO) 3.00%, 02/15/29 (c)	600		555,528
City of Dallas, Waterworks and Sewer System, Series A (RB)
5.00%, 10/01/26 (c)	600		642,071
5.00%, 10/01/26 (c)	565		604,997
City of Dallas, Waterworks and Sewer System, Series C (RB) 5.00%, 10/01/30 (c)	1,000		1,159,562
City of Denton, Utility System (RB) 5.00%, 12/01/26 (c)	965		1,031,647
	Par (000’s	)	Value
Texas (continued)
City of Houston, Airport System, Series D (RB) 5.00%, 07/01/28 (c)	$1,000		$1,083,649
City of Houston, Combined Utility System, First Lien, Series A (RB) 5.00%, 11/15/30 (c)	4,500		5,190,027
City of Houston, Combined Utility System, First Lien, Series C (RB) 4.00%, 11/15/30 (c)	1,500		1,536,087
City of Houston, Combined Utility System, First Lien, Series D (RB)
5.00%, 11/15/28 (c)	1,000		1,115,651
5.00%, 11/15/28 (c)	750		825,265
City of Houston, Public Improvement, Series A (GO)
5.00%, 03/01/29 (c)	1,215		1,373,609
5.00%, 03/01/29 (c)	1,000		1,127,564
City of Houston, Series A (GO)
5.00%, 03/01/26 (c)	180		190,974
5.00%, 03/01/26 (c)	515		546,996
5.00%, 03/01/27 (c)	520		564,305
5.00%, 03/01/27 (c)	500		543,559
City of Lubbock, Texas Electric Light and Power System (RB) 4.00%, 04/15/30 (c)	1,550		1,552,309
City of San Antonio, Electric and Gas Systems (RB)
4.00%, 02/01/30	1,000		1,066,268
5.00%, 02/01/32 (c)	1,000		1,176,295
City of San Antonio, Electric and Gas Systems, Series B (RB) 4.00%, 02/01/33	1,000		1,080,537
Conroe Independent School District (GO) 5.00%, 02/15/25 (c)	1,430		1,478,760
Corpus Christi Independent School District (GO) 4.00%, 08/15/28 (c)	320		338,438
County of Bexar, Alamo Community College District (GO) 4.00%, 08/15/30 (c)	1,000		1,093,776
County of Bexar, Hospital District (GO)
4.00%, 02/15/26 (c)	115		116,953
5.00%, 02/15/26 (c)	1,315		1,384,961
County of Collin, Community College District (GO)
3.25%, 08/15/27 (c)	500		505,960
4.00%, 08/15/27 (c)	925		965,739
County of El Paso, Hospital District (GO) 4.00%, 08/15/27 (c)	250		245,112

See Notes to Financial Statements

88

	Par (000’s	)	Value
Texas (continued)
County of Harris, Cultural Education Facilities Finance Corp., TECO Project (RB)
4.00%, 11/15/27 (c)	$950		$986,464
5.00%, 11/15/27 (c)	850		931,997
County of Harris, Flood Control District, Series A (GO) 5.00%, 10/01/25 (c)	480		504,130
County of Harris, Flood Control District, Series A (RB)
4.00%, 10/01/27 (c)	2,855		2,900,965
4.00%, 10/01/27 (c)	1,000		1,011,139
5.00%, 10/01/27 (c)	210		230,170
County of Harris, Toll Road, First Lien (RB) 4.00%, 08/15/30 (c)	1,100		1,123,379
County of Harris, Toll Road, Senior Lien, Series A (RB) 5.00%, 08/15/26 (c)	675		711,799
County of Harris, Unlimited Tax Road, Series A (GO) 5.00%, 10/01/25 (c)	2,645		2,778,598
County of Tarrant, Cultural Education Facilities Finance Corp. (RB) 5.00%, 05/15/26 (c)	80		84,861
Cypress-Fairbanks Independent School District (GO)
4.00%, 02/15/25 (c)	1,735		1,763,063
4.00%, 02/15/30 (c)	1,275		1,309,215
Cypress-Fairbanks Independent School District, Series A (GO)
3.00%, 02/15/31 (c)	500		495,079
4.00%, 02/15/31 (c)	1,500		1,553,939
5.00%, 02/15/29 (c)	1,805		2,040,907
Dallas Area Rapid Transit, Senior Lien (RB) 5.00%, 12/01/29 (c)	1,835		2,089,446
Dallas Fort Worth International Airport (RB) 4.12%, 11/01/23 (c)	1,150		1,150,696
Dallas Independent School District (GO)
4.00%, 02/15/30 (c)	1,000		1,089,776
5.00%, 02/15/32 (c)	1,000		1,178,621
5.00%, 02/15/32 (c)	1,500		1,694,272
5.00%, 02/15/32 (c)	1,000		1,166,394
Eagle Mountain and Saginaw Independent School District (GO) 4.00%, 02/15/26 (c)	335		344,525
Fort Bend Independent School District (GO)
5.00%, 08/15/27 (c)	645		709,433
5.00%, 08/15/27 (c)	2,000		2,199,899
Frisco Independent School District (GO)
4.00%, 08/15/30 (c)	1,345		1,404,093
4.00%, 08/15/30 (c)	1,350		1,451,912
	Par (000’s	)	Value
Texas (continued)
5.00%, 02/15/29 (c)	$2,000		$2,206,137
Grand Parkway Transportation Corp., First Tier Toll, Series C (RB) 4.00%, 04/01/30 (c)	1,500		1,503,122
Houston Independent School District, Limited Tax School House (GO)
5.00%, 02/15/27 (c)	540		582,216
5.00%, 02/15/27 (c)	750		815,777
Houston Independent School District, Maintenance Tax Notes (GO) 5.00%, 07/15/28 (c)	605		677,672
Katy Independent School District, Fort Bend, Harris and Waller Counties (GO) 5.00%, 02/15/27 (c)	2,510		2,671,315
Katy Independent School District, Fort Bend, Harris and Waller Counties, Series D (GO) 5.00%, 02/15/27 (c)	120		129,663
Lone Star College System (GO)
4.00%, 02/15/26 (c)	1,500		1,544,822
5.00%, 02/15/26 (c)	400		420,952
Lower Colorado River Authority (RB) (AGM) 5.00%, 05/15/31 (c)	1,000		1,166,072
Lower Colorado River Authority, LCRA Transmission Services Corp. Project (RB) 5.00%, 05/15/30 (c)	1,250		1,377,966
North Texas Municipal Water District, Water System (RB)
5.00%, 09/01/26 (c)	715		757,627
5.00%, 09/01/26 (c)	45		48,303
North Texas Tollway Authority System, Series B (RB)
4.00%, 01/01/31 (c)	2,000		2,068,083
4.00%, 01/01/31 (c)	2,250		2,280,389
4.00%, 01/01/31 (c)	1,975		2,093,319
5.00%, 01/01/24 (c)	3,500		3,539,192
5.00%, 01/01/24 (c)	3,325		3,361,126
5.00%, 01/01/27 (c)	1,000		1,051,101
North Texas Tollway Authority, First Tier, Series A (RB)
4.12%, 01/01/32 (c)	2,000		2,019,327
5.00%, 01/01/26 (c)	1,195		1,253,066
5.00%, 01/01/26 (c)	425		445,651
5.00%, 01/01/26 (c)	1,675		1,756,369
5.00%, 01/01/26 (c)	500		523,966
North Texas Tollway Authority, Second Tier, Series B (RB) (AGM) 4.00%, 01/01/27 (c)	450		460,509
Northside Independent School District, Unlimited Tax (GO) 5.00%, 08/15/27 (c)	880		961,637

See Notes to Financial Statements

89

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Texas (continued)
Pflugerville Independent School District, Unlimited Tax, Series A (GO) 5.00%, 02/15/32 (c)	$1,000		$1,151,249
Plano Independent School District, Unlimited Tax (GO)
5.00%, 08/15/32 (c)	1,000		1,182,169
5.00%, 08/15/32 (c)	1,000		1,167,570
Port of Houston Authority of Harris County, Series A-2 (GO) 5.00%, 10/01/30 (c)	1,000		1,151,560
San Antonio Independent School District, Unlimited Tax School Building (GO) 4.00%, 08/15/28 (c)	500		522,007
San Antonio Water System, Junior Lien, Series A (RB) 4.00%, 05/15/31 (c)	1,150		1,171,527
State of Texas, Transportation Commission, Highway Improvement, Series A (GO) 5.00%, 04/01/26 (c)	500		526,751
Texas A&M University, Financing System, Series C (RB) 4.00%, 05/15/26 (c)	10		10,360
Texas Municipal Gas Acquisition & Supply Corp. III (RB)
5.00%, 12/15/29	2,250		2,357,695
5.00%, 12/15/31	1,475		1,552,665
5.00%, 12/15/32	1,000		1,056,340
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group LLC I-635 Managed Lanes Project, Series A (RB)
4.00%, 12/31/30 (c)	1,390		1,366,542
4.00%, 12/31/30 (c)	1,150		1,115,606
Texas Private Activity Bond Surface Transportation Corp., NTE Mobility Partners LLC Project, Series A (RB) 4.00%, 12/31/29 (c)	1,000		958,136
Texas Transportation Commission, Central Texas Turnpike System, Series C (RB) 5.00%, 08/15/24 (c)	1,570		1,601,010
Texas Transportation Commission, Highway Improvement, Series A (GO) 5.00%, 04/01/26 (c)	1,000		1,039,615
Texas Water Development Board (RB)
3.00%, 10/15/30 (c)	950		895,850
3.00%, 10/15/30 (c)	500		500,243
3.00%, 10/15/30 (c)	750		732,794
4.00%, 10/15/30 (c)	2,000		2,158,251
	Par (000’s	)	Value
Texas (continued)
Texas Water Development Board, Series A (RB)
4.00%, 10/15/25 (c)	$1,000		$1,014,705
4.00%, 10/15/27 (c)	1,000		1,038,429
4.00%, 10/15/27 (c)	400		417,241
4.00%, 10/15/27 (c)	2,000		2,037,592
4.00%, 04/15/28 (c)	600		628,560
5.00%, 10/15/27 (c)	250		275,585
5.00%, 10/15/27 (c)	200		219,960
Texas Water Development Board, Series B (RB)
4.00%, 10/15/28 (c)	1,000		1,046,368
4.00%, 10/15/28 (c)	3,000		3,067,894
5.00%, 10/15/28 (c)	1,500		1,686,305
Texas Water Development Board, Series D (RB) 3.00%, 10/15/30 (c)	500		461,250
Tomball Independent School District, Unlimited Tax (GO)
5.00%, 02/15/33 (c)	1,000		1,167,246
5.00%, 02/15/33 (c)	1,100		1,296,972
Trinity River Authority, Regional Wastewater System (RB) 5.00%, 08/01/27 (c)	670		733,562
University of Houston, Board of Regents, Series A (RB) 5.00%, 02/15/32 (c)	1,500		1,748,785
University of North Texas, Series A (RB) 5.00%, 04/15/27 (c)	75		81,695
University of Texas, Board of Regents, Series A (RB)
4.00%, 08/15/24 (c)	1,000		1,008,793
5.00%, 07/01/33 (c)	1,000		1,153,215
University of Texas, Board of Regents, Series B (RB) 4.00%, 07/01/24 (c)	1,250		1,266,380
			154,014,682
Utah: 0.5%
Central Utah Water Conservancy District, Series B (RB) 4.00%, 10/01/27 (c)	395		411,909
Intermountain Power Agency, Utah Power Supply, Series A (RB) 4.00%, 07/01/31 (c)	2,000		2,080,777
State of Utah, Series B (GO) 5.00%, 01/01/29 (c)	1,275		1,455,661
University of Utah, Series A (RB) 5.00%, 08/01/27 (c)	365		399,403
University of Utah, Series B (RB) 5.00%, 08/01/32 (c)	2,220		2,544,590
Utah Transit Authority, Subordinated Sales Tax (RB)
4.00%, 06/15/26 (c)	850		881,821
4.00%, 06/15/26 (c)	2,000		2,069,003
			9,843,164

See Notes to Financial Statements

90

	Par (000’s	)	Value
Vermont: 0.1%
Vermont Educational & Health Buildings Financing Agency, Series A (RB) 5.00%, 06/01/26 (c)	$1,000		$1,054,711
Virginia: 1.5%
City of Richmond, Public Utility, Series A (RB) 5.00%, 01/15/26 (c)	1,520		1,607,348
County of Fairfax, Public Improvement, Series A (GO) 2.00%, 04/01/31 (c)	375		325,397
County of Fairfax, Public Improvement, Series A (GO) (SAW)
4.00%, 04/01/32 (c)	1,000		1,072,931
4.00%, 04/01/32 (c)	1,000		1,092,498
5.00%, 04/01/28 (c)	750		842,065
5.00%, 04/01/29 (c)	1,755		2,009,828
County of Loudoun, Economic Development Authority, Public Facility, Series A (RB) 3.00%, 12/01/29 (c)	1,500		1,389,210
Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series A (RB)
3.00%, 02/01/31 (c)	2,750		2,589,831
4.00%, 02/01/26 (c)	2,000		2,076,190
4.00%, 02/01/30 (c)	1,500		1,567,688
5.00%, 02/01/30 (c)	1,950		2,224,005
Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series C (RB) 3.00%, 02/01/27 (c)	110		109,373
Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series E (RB)
5.00%, 02/01/28 (c)	880		974,375
5.00%, 02/01/28 (c)	2,180		2,413,702
Virginia College Building Authority, Virginia Educational Facilities, Series A (RB) 3.00%, 02/01/31 (c)	1,250		1,100,650
Virginia Commonwealth Transportation Board (RB) 4.00%, 05/15/26 (c)	500		516,518
Virginia Commonwealth Transportation Board, Series A (RB) 5.00%, 11/15/27 (c)	800		880,990
Virginia Public Building Authority, Series A (RB) 3.00%, 08/01/26 (c)	695		690,978
	Par (000’s	)	Value
Virginia (continued)
3.12%, 08/01/28 (c)	$1,050		$1,045,689
5.00%, 08/01/30 (c)	1,000		1,167,695
Virginia Public Building Authority, Series A-2 (RB)
4.00%, 08/01/31 (c)	1,000		1,046,498
4.00%, 08/01/31 (c)	1,000		1,069,234
Virginia State, Public Building Authority, Series A (RB) 4.00%, 08/01/27 (c)	185		195,509
			28,008,202
Washington: 3.5%
City of Seattle, Municipal Light and Power Improvement, Series A (RB) 4.00%, 07/01/31 (c)	1,000		1,037,875
County of King, Limited Tax (GO) 4.00%, 07/01/27 (c)	2,110		2,216,962
County of King, Limited Tax (GO) (SAW) 5.00%, 01/01/29 (c)	1,000		1,138,922
Energy Northwest, Colombia Generating Station Electric, Series A (RB)
5.00%, 07/01/27 (c)	400		436,280
5.00%, 07/01/28 (c)	695		776,142
5.00%, 07/01/30 (c)	1,930		2,238,486
Energy Northwest, Colombia Generating Station Electric, Series A (RB) (AGM)
5.00%, 07/01/29 (c)	1,000		1,110,118
5.00%, 07/01/29 (c)	500		549,866
5.00%, 07/01/30 (c)	1,415		1,603,233
Energy Northwest, Colombia Generating Station Electric, Series C (RB)
5.00%, 07/01/25 (c)	1,250		1,306,049
5.00%, 07/01/28 (c)	1,000		1,112,243
Everett Housing Authority, Hunting Park Apartments Project (RB) 4.00%, 07/01/30 (c)	1,545		1,482,906
King County School District No. 210 Federal Way (GO) (SBG) 4.00%, 12/01/27 (c)	880		919,565
King County School District No. 401 Highline (GO) (SBG)
3.12%, 12/01/26 (c)	690		692,244
5.00%, 12/01/26 (c)	700		752,632
King County School District No. 411 Issaquah (GO) (SBG) 4.00%, 06/01/26 (c)	635		657,092
King County School District No. 414 Lake Washington (GO) (SBG) 5.00%, 06/01/27 (c)	835		910,775

See Notes to Financial Statements

91

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Washington (continued)
Kitsap County School District No. 401 Central Kitsap (GO) (SBG)
4.00%, 06/01/26 (c)	$1,250		$1,285,635
4.00%, 06/01/26 (c)	1,000		1,023,210
4.00%, 06/01/26 (c)	1,425		1,470,446
Pierce County School District No. 403 Bethel (GO) (SBG)
5.00%, 06/01/29 (c)	500		570,762
5.00%, 06/01/29 (c)	200		223,496
Puyallup School District No. 3 (GO) (SBG) 5.00%, 06/01/27 (c)	970		1,051,377
State of Washington, Motor Vehicle Fuel Tax, Series R-A (GO) 5.00%, 08/01/26 (c)	825		881,155
State of Washington, Motor Vehicle Fuel Tax, Series R-A (GO) (SBG) 5.00%, 06/01/30 (c)	1,000		1,167,895
State of Washington, Motor Vehicle Fuel Tax, Series R-D (GO) 4.00%, 07/01/23 (c)	1,000		1,001,822
State of Washington, Series A (GO) 5.00%, 08/01/26 (c)	755		801,802
State of Washington, Series C (GO) 5.00%, 08/01/27 (c)	880		962,305
State of Washington, Series D (GO) 5.00%, 08/01/27 (c)	880		962,676
State of Washington, Various Purpose, Series A (GO)
5.00%, 08/01/26 (c)	580		619,479
5.00%, 08/01/26 (c)	245		261,676
5.00%, 08/01/27 (c)	500		542,575
5.00%, 08/01/27 (c)	500		546,765
State of Washington, Various Purpose, Series C (GO) 5.00%, 02/01/31 (c)	2,175		2,534,616
State of Washington, Various Purpose, Series D (GO) 5.00%, 02/01/27 (c)	735		773,966
State of Washington, Various Purpose, Series R-C (GO)
5.00%, 08/01/27 (c)	880		954,932
5.00%, 08/01/27 (c)	420		459,459
Washington Health Care Facilities Authority, Multicare Health System, Series B (RB)
5.00%, 02/15/28 (c)	1,815		1,877,814
5.00%, 02/15/28 (c)	2,000		2,059,641
	Par (000’s	)	Value
Washington (continued)
Washington Health Care Facilities Authority, Providence St. Joseph Health, Series A (RB) 4.00%, 05/30/23 (c)	$1,820		$1,819,999
Washington Health Care Facilities Authority, Providence St. Joseph Health, Series B (RB)
4.00%, 10/01/30 (p)	1,595		1,626,331
5.00%, 10/01/28 (c)	250		266,130
5.00%, 10/01/28 (c)	225		237,553
Washington Health Care Facilities Authority, Virginia Mason Medical Center (RB) 5.00%, 08/15/27 (c)	760		793,845
Washington State Housing Finance Commission, Series A (RB) 3.50%, 12/20/35	1,682		1,579,743
Washington State, Motor Vehicle Fuel Tax, Series A (GO) 5.00%, 06/01/30 (c)	1,050		1,196,182
Washington State, Motor Vehicle Fuel Tax, Series F (GO) 5.00%, 06/01/31 (c)	2,000		2,259,001
Washington State, Shoreline School District No. 412 (GO) (SBG) 4.00%, 12/01/28 (c)	1,000		1,017,603
Washington State, Various Purpose, Series A (GO)
5.00%, 08/01/30 (c)	1,000		1,122,202
5.00%, 08/01/31 (c)	1,250		1,431,450
Washington State, Various Purpose, Series A-1 (GO)
5.00%, 08/01/23 (c)	1,500		1,506,174
5.00%, 08/01/24 (c)	1,500		1,534,800
Washington State, Various Purpose, Series C (GO)
5.00%, 01/01/25 (c)	1,575		1,622,573
5.00%, 02/01/28 (c)	1,145		1,242,754
5.00%, 02/01/28 (c)	1,000		1,105,233
5.00%, 02/01/29 (c)	1,080		1,183,024
5.00%, 02/01/30 (c)	1,000		1,136,395
			63,655,886
West Virginia: 0.3%
State of West Virginia, Series A (GO)
5.00%, 06/01/29 (c)	500		556,751
5.00%, 06/01/29 (c)	1,000		1,146,725
State of West Virginia, Series B (GO) 5.00%, 06/01/28 (c)	675		758,988
West Virginia Hospital Finance Authority, Huntington Hospital, Series A (RB) 4.00%, 01/01/29 (c)	1,430		1,333,672

See Notes to Financial Statements

92

	Par (000’s	)	Value
West Virginia (continued)
West Virginia, Parkways Authority, Senior Lien Turnpike Toll (RB) 5.00%, 06/01/31 (c)	$1,320		$1,511,523
			5,307,659
Wisconsin: 1.1%
Middleton-Cross Plains Area School District, Series A (GO) 3.25%, 03/01/27 (c)	350		345,583
Public Finance Authority, Providence St. Joseph Health, Series C (RB) 4.00%, 10/01/30 (p)	1,335		1,361,224
State of Wisconsin (GO) 5.00%, 05/01/27 (c)	450		494,314
State of Wisconsin, Series A (GO)
4.00%, 05/01/28 (c)	1,655		1,703,864
5.00%, 05/01/25 (c)	2,000		2,079,687
5.00%, 05/01/25 (c)	890		925,460
5.00%, 05/01/32 (c)	1,000		1,172,467
5.00%, 05/01/32 (c)	1,000		1,187,352
State of Wisconsin, Series D (GO) 4.00%, 05/01/24 (c)	1,500		1,520,154
Wisconsin Department of Transportation (RB)
5.00%, 07/01/27 (c)	480		528,547
5.00%, 07/01/27 (c)	115		126,711
Wisconsin Department of Transportation, Series A (RB) 5.00%, 07/01/24 (c)	940		961,193
	Par (000’s	)	Value
Wisconsin (continued)
5.00%, 07/01/24 (c)	$510		$521,498
Wisconsin Health and Educational Facilities Authority, Ascension Senior Credit Group, Series A (RB)
4.00%, 05/15/26 (c)	1,500		1,523,667
4.00%, 05/15/26 (c)	1,875		1,872,641
5.00%, 05/15/26 (c)	100		106,046
Wisconsin Health and Educational Facilities Authority, Children’s Hospital of Wisconsin, Inc. (RB) 4.00%, 08/15/27 (c)	500		514,488
Wisconsin Health and Educational Facilities Authority, Froedtert Health, Inc., Series A (RB) 5.00%, 04/01/27 (c)	125		133,477
Wisconsin Health and Educational Facilities Authority, Prohealth Care, Inc. (RB) 5.00%, 08/15/24 (c)	2,500		2,561,583
			19,639,956
Wyoming: 0.2%
County of Campbell, Wyoming Solid Waste Facilities, Series A (RB) (SBG) 3.62%, 05/15/29 (c)	4,500		3,944,222
Total Municipal Bonds: 98.6% (Cost: $1,864,845,781)			1,795,974,394
Other assets less liabilities: 1.4%			25,592,525
NET ASSETS: 100.0%			$1,821,566,919

Definitions:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Assurance Co.
CP	Certificate of Participation
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SAW	State Aid Withholding
SBG	School Board Guaranteed
SD CRED
PROG	Special District Credit Enhancement Program
TA	Tax Allocation

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Putable Security — the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond

See Notes to Financial Statements

93

VANECK INTERMEDIATE MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	% of
Summary of Investments by Sector	Investments	Value
State GO	18.3%	$328,662,297
Local GO	15.6	280,036,378
Tax	14.5	260,213,989
Water & Sewer	7.9	141,956,815
Hospitals	6.6	118,657,362
Transportation	6.2	111,245,759
Toll & Turnpike	5.8	104,924,633
Education	5.6	99,751,845
Power	4.9	87,657,958
Leasing COPS & Appropriations	4.4	78,718,467
Utilities	3.2	56,942,534
Airport	2.1	38,150,774
Miscellaneous	1.4	25,809,047
Multi-Family Housing	1.1	19,088,296
Single Family Housing	0.7	12,992,014
Industrial Development Revenue	0.6	11,502,848
Tobacco	0.6	10,419,488
Pollution Control	0.3	5,636,673
Health	0.2	3,607,217
	100.0%	$1,795,974,394

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds *	$—	$1,795,974,394	$—	$1,795,974,394

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

94

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Par (000’s	)	Value
MUNICIPAL BONDS: 98.4%
Arizona: 1.3%
Arizona Industrial Development Authority Student Housing, North Carolina Central University Project, Series A (RB) (BAM) 4.00%, 06/01/29 (c)	$500		$492,352
City of Phoenix Civic Improvement Corp., Series A (RB) 5.00%, 07/01/29 (c)	1,000		1,049,935
City of Phoenix Civic Improvement Corp., Water System, Series A (RB) 5.00%, 07/01/30 (c)	750		823,747
Pima County, Industrial Development Authority, Tucson Medical Center, Series A (RB) 4.00%, 04/01/31 (c)	750		690,955
Salt River Project Agricultural Improvement & Power District, Electric Project, Series A (RB) 5.00%, 01/01/33 (c)	1,000		1,122,557
			4,179,546
California: 17.4%
Abag Finance Authority for Nonprofit Corp., Sharp Healthcare, Series A (RB) 5.00%, 08/01/23 (c)	500		500,627
Airport Commission of the City and County of San Francisco, International Airport, Series E (RB) 5.00%, 05/01/28 (c)	995		1,047,628
Airport Commission of the City and County of San Francisco, International Airport, Series F (RB) 5.00%, 05/01/29 (c)	1,000		1,058,621
Anaheim Housing & Public Improvements Authority, Electric Utility Distribution System improvements, Series C (RB) (NATL) 5.00%, 10/01/25 (c)	500		515,587
California County Tobacco Securitization Agency, Series A (RB) 4.00%, 06/01/30 (c)	1,350		1,252,826
California Health Facilities Financing Authority, Children’s Hospital, Series A (RB) 5.00%, 08/15/27 (c)	1,000		1,019,456
	Par (000’s	)	Value
California (continued)
California Health Facilities Financing Authority, City of Hope (RB) 5.00%, 11/15/26 (c)	$750		$768,160
California Health Facilities Financing Authority, Commonspririt Health, Series A (RB) 4.00%, 04/01/30 (c)	1,000		949,764
California Health Facilities Financing Authority, Kaiser Permanente, Series A (RB) 4.00%, 11/01/27 (c)	1,000		980,340
California Health Facilities Financing Authority, Pin Health, Series A (RB) 4.00%, 06/01/30 (c)	750		704,530
California Health Facilities Financing Authority, Providence St. Joseph Health, Series A (RB) 3.00%, 10/01/26 (c)	680		536,049
California Health Facilities Financing Authority, Series A (RB) 4.00%, 05/19/23 (c)	1,000		924,940
California Health Facilities Financing Authority, Series B (RB) 4.00%, 11/15/26 (c)	1,000		963,428
California Infrastructure & Economic Development Bank (RB) 5.00%, 05/15/28 (c)	500		534,726
California State Public Works Board, Air Resources Board, Series D (RB) 4.00%, 05/01/32 (c)	500		491,646
California State Public Works Board, New Natural Resources Headquarters, Series C (RB) 5.00%, 11/01/31 (c)	1,000		1,100,403
California Statewide Communities Development Authority, Montage Health, Series A (RB) 4.00%, 06/01/31 (c)	840		829,130
Chaffey Joint Union High School District, Series C (GO) 5.25%, 02/01/27 (c)	500		528,756
Chino Valley Unified School District, Series B (GO) (SBG) 5.00%, 08/01/30 (c)	620		672,415
City of Los Angeles, Department of Airports, Series D (RB) 4.00%, 05/15/30 (c)	750		744,470

See Notes to Financial Statements

95

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
East Bay Municipal Utility District, Water System, Series A (RB) 4.00%, 06/01/27 (c)	$1,210		$1,217,764
El Dorado Irrigation District, Series A (CP) (AGM)
4.00%, 03/01/30 (c)	630		630,985
4.00%, 03/01/30 (c)	690		680,543
Fremont Union High School District, Series A (GO) 4.00%, 08/01/27 (c)	500		497,205
Glendale Community College District, Series B (GO) 3.00%, 08/01/29 (c)	325		256,282
Hayward Unified School District (GO) (BAM) 4.00%, 08/01/28 (c)	1,000		995,443
Los Angeles Department of Water and Power, Series A (RB) 5.00%, 07/01/30 (c)	800		889,455
Los Angeles Department of Water and Power, Series B (RB) 5.00%, 01/01/31 (c)	1,000		1,092,498
Los Angeles Department of Water and Power, Series C (RB) 5.00%, 07/01/31 (c)	500		546,407
Los Angeles Department of Water and Power, Series D (RB)
5.00%, 07/01/32 (c)	500		556,925
5.00%, 07/01/32 (c)	750		828,411
Miracosta Community College District, Series A (GO) 4.00%, 08/01/27 (c)	530		534,476
Mountain House Public Financing Authority, California Utility System, Series B (RB) (BAM) 4.00%, 12/01/30 (c)	500		501,313
Perris Union High School District, Series A (GO) (AGM) 4.00%, 09/01/29 (c)	900		877,390
Public Utilities Commission of the City and County of San Francisco, Water Revenue, Series D (RB) 3.00%, 11/01/30 (c)	500		389,492
Regents of University of California, Medical Center Pooled, Series L (RB) 4.00%, 05/15/26 (c)	1,015		1,015,304
Riverside County, Perris Union High School District, Series A (GO) (AGM) 4.00%, 09/01/29 (c)	570		564,879
	Par (000’s	)	Value
California (continued)
Sacramento City Unified School District, Series G (GO) (AGM) 4.00%, 08/01/30 (c)	$500		$483,652
San Diego Association of Governments South Bay Expressway Toll, Series A (RB) 5.00%, 07/01/27 (c)	610		640,271
San Diego County Regional Airport Authority, Series A (RB) 5.00%, 07/01/29 (c)	750		804,160
San Diego Public Facilities Financing Authority, Series A (RB)
4.00%, 04/15/33 (c)	500		487,389
5.25%, 08/01/33 (c)	500		574,912
San Diego Unified School District, Series I (GO) 4.00%, 07/01/27 (c)	595		589,519
San Francisco Bay Area Rapid Transit District, Series B-1 (GO) 3.00%, 08/01/29 (c)	600		471,434
San Francisco Bay Area Rapid Transit District, Series C-1 (GO) 4.00%, 08/01/29 (c)	610		615,415
San Francisco City and County, International Airport, Series B (RB) 5.00%, 05/01/27 (c)	700		731,299
San Francisco City and County, Public Utilities Commission Wastewater, Series A (RB) 4.00%, 10/01/31 (c)	885		875,031
San Francisco Municipal Transportation Agency (RB) 4.00%, 03/01/27 (c)	750		740,719
San Jose Evergreen Community College District, Series B (GO) 3.00%, 09/01/28 (c)	825		710,816
San Jose Financing Authority Wastewater, Series B (RB) 5.00%, 11/01/32 (c)	1,500		1,673,158
San Mateo County Community College District (GO) 5.00%, 09/01/28 (c)	1,570		1,714,823
San Mateo Foster City Public Financing Authority, Clean Water Program (RB) (SAW) 4.00%, 08/01/29 (c)	500		501,313
Saugus Union School District School Facilities Improvement District No.1, Series C (GO) 2.38%, 08/01/30 (c)	1,000		718,992

See Notes to Financial Statements

96

	Par (000’s	)	Value
California (continued)
Southern California Public Power Authority, Southern Transmission System (RB) 5.25%, 07/01/33 (c)	$500		$567,380
Southwestern Community College District, Series A (GO) 4.00%, 08/01/27 (c)	750		738,402
State of California, Various Purpose (GO)
3.00%, 10/01/29 (c)	500		390,805
3.00%, 12/01/30 (c)	400		332,780
3.62%, 04/01/26 (c)	645		583,255
4.00%, 10/01/29 (c)	500		504,691
5.00%, 10/01/27 (c)	660		707,632
5.00%, 10/01/28 (c)	935		1,010,443
5.00%, 11/01/23 (c)	1,000		1,006,564
5.00%, 11/01/27 (c)	515		548,783
5.00%, 04/01/29 (c)	1,000		1,081,434
5.00%, 09/01/31 (c)	630		711,445
State of California, Various Purpose (GO) (SAW) 5.00%, 12/01/30 (c)	875		966,181
University of California, Series BE (RB) 4.00%, 05/15/30 (c)	1,000		1,018,410
University of California, Series BN (RB)
5.00%, 05/15/33 (c)	1,000		1,152,730
5.00%, 05/15/33 (c)	1,000		1,144,987
University of California, Series O (RB) 5.00%, 05/15/28 (c)	1,000		1,064,873
Ventura Unified School District, Series A (GO) 4.00%, 08/01/32 (c)	500		494,305
			54,556,277
Colorado: 2.4%
Board of Governors of Colorado State University System, Series C (RB) 4.00%, 03/01/28 (c)	1,050		1,005,721
Boulder Valley School District No. Re-2 Boulder (GO) (SAW) 5.00%, 06/01/25 (c)	500		514,209
City of Colorado Springs CO Utilities System Revenue (RB) 5.00%, 11/15/30 (c)	600		651,931
Colorado Health Facilities Authority Hospital, Series A (RB) (SBG) 4.00%, 11/15/29 (c)	685		662,626
Colorado Health Facilities Authority, CommonSpirit Health, Series A-2 (RB)
3.25%, 08/01/29 (c)	500		363,503
5.00%, 08/01/29 (c)	1,000		1,033,004
	Par (000’s	)	Value
Colorado (continued)
Colorado Health Facilities Authority, Intermountain Healthcare, Series A (RB) (SAW) 5.00%, 05/15/32 (c)	$690		$744,919
Colorado Health Facilities Authority, Sanford, Series A (RB) 5.00%, 11/01/29 (c)	500		517,394
Colorado High Performance Transportation Enterprise, C-470 Express Lanes (RB)
5.00%, 12/31/24 (c)	250		244,011
5.00%, 12/31/24 (c)	250		246,127
Regional Transportation District, Fastracks Project, Series B (RB) 2.00%, 05/01/31 (c)	850		584,016
Weld County School District No. 6 (GO) (SAW) 4.00%, 06/01/31 (c)	800		788,398
			7,355,859
Connecticut: 0.4%
Connecticut Housing Finance Authority, Housing Mortgage Finance Program, Series A (RB) 4.70%, 11/15/31 (c)	500		509,868
Connecticut State Health and Educational Facilities Authority, Trinity Health Credit Group (RB) 5.00%, 06/01/26 (c)	750		766,534
			1,276,402
Delaware: 0.2%
County of New Castle (GO) 4.00%, 04/01/27 (c)	150		151,709
State of Delaware (GO) 4.00%, 05/01/33 (c)	500		514,868
			666,577
District of Columbia: 1.4%
District of Columbia, Children’s Hospital (RB) 5.00%, 01/15/26 (c)	500		508,950
District of Columbia, Income Tax, Series A (RB) 5.00%, 09/01/29 (c)	750		814,727
District of Columbia, Income Tax, Series C (RB) 4.00%, 05/01/30 (c)	805		798,253
District of Columbia, Series A (RB)
2.62%, 03/01/30 (c)	575		423,345
3.00%, 03/01/30 (c)	275		235,605

See Notes to Financial Statements

97

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
District of Columbia (continued)
Metropolitan Washington Airports Authority, Dulles Toll Road, Dulles Metrorail and Capital Improvements Projects, Series A (RB) (AGM) 4.00%, 10/01/31 (c)	$1,000		$963,290
Washington Metropolitan Area Transit Authority, Series A (RB) 3.00%, 07/15/31 (c)	750		614,600
			4,358,770
Florida: 4.7%
Brevard County, Florida Health Facilities Authority, Series A (RB) 5.00%, 04/01/32 (c)	1,055		1,103,837
Central Florida Expressway Authority (RB) (BAM) 4.00%, 07/01/27 (c)	845		830,028
City of Jacksonville, Health Care Facilities, Brooks Rehabilitation (RB)
4.00%, 11/01/29 (c)	1,000		915,134
5.00%, 11/01/29 (c)	1,000		1,019,742
City of Lakeland, Florida Hospital, Regional Health Systems (RB) 5.00%, 11/15/24 (c)	1,000		1,001,179
City of Orlando, Capital of Improvements, Series B (RB) 5.00%, 10/01/28 (c)	1,000		1,069,444
City of Port St. Lucie, Southwest Annexation Special Assessment District No. 1 (SA) 3.25%, 07/01/26 (c)	200		165,646
City of Port St. Lucie, Southwest Annexation Special Assessment District No. 1 (SA) (BAM) 3.00%, 07/01/26 (c)	180		150,893
City of Tampa, Florida Water & Wastewater System, Series A (RB) (BAM-TCRS) 5.00%, 10/01/32 (c)	500		556,974
County of Broward, Florida Port Facilities, Series A (RB) 5.00%, 09/01/29 (c)	500		523,288
County of Broward, Florida Tourist Development, Convention Center Expansion Project (RB)
4.00%, 09/01/31 (c)	510		487,129
4.00%, 09/01/31 (c)	1,000		963,457
County of Broward, School District (GO) 5.00%, 07/01/31 (c)	665		727,626
	Par (000’s	)	Value
Florida (continued)
County of Miami-Dade, Florida Transit System, Sales Surtax, Series A (RB) 4.00%, 07/01/30 (c)	$500		$493,276
County of Miami-Dade, Health Facilities Authority Hospital, Nicklaus Children’s Hospital Project, Series A (RB) 4.00%, 08/01/31 (c)	500		450,696
County of Palm Beach, Health Facilities Authority, Lifespace Communities, Inc., Series B (RB) 4.00%, 11/15/26 (c)	330		200,027
County of Sarasota, Florida Utility System, Series A (RB) 5.00%, 10/01/30 (c)	500		538,284
Fort Pierce Utilities Authority, Series A (RB) (AGM) 4.00%, 10/01/32 (c)	1,000		951,953
Halifax Hospital Medical Center (RB) 4.00%, 06/01/26 (c)	525		482,091
Hillsborough County, Florida Capital Improvement Non-Ad Valorem (RB) 2.25%, 02/01/31 (c)	500		316,475
South Broward Hospital District, Series A (RB) 3.00%, 05/01/31 (c)	750		595,130
State of Florida, Department of Transportation, Turnpike System (RB) 5.00%, 07/01/32 (c)	1,000		1,090,708
			14,633,017
Georgia: 2.3%
Brookhaven Development Authority, Children’s Healthcare of Atlanta, Inc., Series A (RB) 4.00%, 07/01/29 (c)	660		652,629
Burke County Development Authority, Series D (RB) 4.12%, 02/01/28 (c)	260		238,093
Clarke County Hospital Authority, Piedmont Healthcare, Inc., Series A (RB) 4.00%, 07/01/26 (c)	1,000		983,724
County of Fulton, Georgia Water and Sewerage, Series A (RB) 2.25%, 01/01/30 (c)	500		352,599
Gainesville and Hall County Hospital Authority, Northeast Georgia Health System, Series A (RB) 4.00%, 02/15/30 (c)	630		594,212

See Notes to Financial Statements

98

	Par (000’s	)	Value
Georgia (continued)
Georgia Housing and Finance Authority, Single Family Mortgage, Series B-1 (RB) 3.35%, 12/01/25 (c)	$215		$190,870
Georgia State Road & Tollway Authority, Managed Lane System, Series A (RB) 3.00%, 07/15/31 (c)	500		388,381
Main Street Natural Gas, Inc., Series C (RB) 5.00%, 05/15/49	990		1,001,674
Metropolitan Atlanta Rapid Transit Authority Sales Tax, Series A (RB) 3.00%, 07/01/30 (c)	1,000		798,761
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Series A (RB) 4.50%, 07/01/32 (c)	500		491,713
Municipal Electric Authority of Georgia, Series A (RB) 5.00%, 07/01/28 (c)	500		505,395
Private Colleges & Universities Authority, Emory University, Series B (RB) 4.00%, 09/01/30 (c)	855		862,315
			7,060,366
Hawaii: 0.2%
City and County of Honolulu, Series C (GO) 4.00%, 08/01/29 (c)	750		752,034
Idaho: 0.2%
Idaho Health Facilities Authority, St. Luke’s Health System Project, Series A (RB) 5.00%, 03/01/24 (c)	500		502,841
Illinois: 4.5%
Chicago O’Hare International Airport, Series B (RB) (AGM) 4.00%, 01/01/29 (c)	890		849,690
Chicago Transit Authority Sales Tax Receipts Fund (RB) 5.25%, 12/01/24 (c)	750		761,152
City of Chicago, Series A (GO) 5.50%, 01/01/30 (c)	750		793,256
Illinois Finance Authority, NorthShore University HealthSystem, Series A (RB) 4.00%, 08/15/30 (c)	1,000		979,870
Illinois Finance Authority, Presence Network, Series C (RB) 4.00%, 02/15/27 (c)	500		494,460
Illinois Finance Authority, Silver Cross Hospital and Medical Center, Series C (RB) 5.00%, 08/15/25 (c)	1,000		1,001,872
	Par (000’s	)	Value
Illinois (continued)
Illinois Housing Development Authority (RB) 5.00%, 04/01/32 (c)	$1,000		$1,035,084
Illinois Housing Development Authority, Series G (RB) 4.85%, 04/01/32 (c)	500		516,734
Illinois State Toll Highway Authority (RB) 4.00%, 01/01/32 (c)	500		483,051
Illinois State Toll Highway Authority, Series A (RB) 5.00%, 01/01/31 (c)	1,000		1,088,941
Metropolitan Water Reclamation District of Greater Chicago, Series A (GO) 4.00%, 12/01/31 (c)	500		483,106
Sales Tax Securitization Corp., Series A (RB) (BAM-TCRS) 4.00%, 01/01/28 (c)	1,000		943,421
State of Illinois (GO) (AGC) 5.75%, 05/01/30 (c)	750		821,730
State of Illinois, Series A (GO)
5.00%, 03/01/31 (c)	1,250		1,312,669
5.00%, 05/01/28 (c)	630		656,058
State of Illinois, Series B (GO) 5.50%, 05/01/32 (c)	1,000		1,094,732
State of Illinois, Series C (GO) 4.00%, 11/01/29 (c)	900		845,258
			14,161,084
Indiana: 0.6%
Indiana Finance Authority, CWA Authority Project (RB) 5.00%, 10/01/31 (c)	300		333,054
Indianapolis Local Public Improvement Bond Bank, Courthouse and Jail Project, Series A (RB)
5.00%, 02/01/29 (c)	1,000		1,044,021
5.00%, 02/01/29 (c)	500		523,724
			1,900,799
Iowa: 0.3%
Iowa Finance Authority, Midwestern Disaster Area, Iowa Fertilizer Co. Project, Series A (RB) 5.00%, 12/01/42 (c) (p)	500		502,247
Iowa Finance Authority, Series A (RB) 5.00%, 08/01/30 (c)	530		575,009
			1,077,256
Kentucky: 0.7%
Kentucky Bond Development Corp., Lexington Center Corp. Project (RB) 4.00%, 09/01/28 (c)	1,225		1,154,823

See Notes to Financial Statements

99

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Kentucky (continued)
Kentucky Economic Development Finance Authority, Louisville Arena Project, Series A (RB) (AGM) 4.00%, 12/01/27 (c)	$750		$744,472
Louisville and Jefferson County, Metropolitan Sewer District, Series A (RB) 3.25%, 11/15/26 (c)	235		194,985
			2,094,280
Louisiana: 0.5%
City of Shreveport, Louisiana Water and Sewer, Series B (RB) (AGM) 4.00%, 12/01/28 (c)	700		638,316
Louisiana Local Government Environmental Facilities and Community Development Authority, Woman’s Hospital Foundation Project, Series A (RB) 4.00%, 10/01/27 (c)	230		222,761
Louisiana Public Facilities Authority, Ochsner Clinic Foundation Project (RB) 4.00%, 05/15/27 (c)	230		224,845
State of Louisiana, Series A (GO) 4.00%, 04/01/33 (c)	500		505,949
			1,591,871
Maryland: 1.3%
Maryland Community Development Administration, Series A (RB) (AGM) 1.95%, 03/01/30 (c)	310		206,669
Maryland Health and Higher Educational Facilities Authority, Adventist Healthcare, Series B (RB) 4.00%, 01/01/32 (c)	500		427,320
Maryland Health and Higher Educational Facilities Authority, Greater Baltimore Medical Center, Series A (RB) 3.00%, 07/01/31 (c)	500		379,502
Maryland Stadium Authority, Construction and Revitalization Program, Series A (RB) 5.00%, 05/01/28 (c)	1,000		1,062,018
Maryland Transportation Authority, Transportation Facilities Projects, Series A (RB) 5.00%, 07/01/31 (c)	1,000		1,083,274
Washington Suburban Sanitary Commission (RB) 4.00%, 06/01/33 (c)	1,000		998,932
			4,157,715
	Par (000’s	)	Value
Massachusetts: 4.0%
Commonwealth of Massachusetts Transportation, Series A (RB)
3.00%, 06/01/30 (c)	$800		$622,864
5.00%, 06/01/31 (c)	500		557,529
Commonwealth of Massachusetts Transportation, Series B (RB) 5.00%, 06/01/30 (c)	560		616,329
Commonwealth of Massachusetts, Series A (GO)
5.00%, 01/01/28 (c)	1,000		1,061,421
5.00%, 04/01/27 (c)	275		290,972
Commonwealth of Massachusetts, Series B (GO) 2.12%, 04/01/31 (c)	1,300		796,452
Commonwealth of Massachusetts, Series C (GO) 3.00%, 03/01/30 (c)	360		286,614
Commonwealth of Massachusetts, Series D (GO) 5.00%, 07/01/30 (c)	750		819,812
Commonwealth of Massachusetts, Series E (GO) 5.00%, 11/01/30 (c)	605		663,638
Massachusetts Bay Transportation Authority, Sales Tax, Series A (RB)
4.00%, 07/01/31 (c)	800		781,038
4.00%, 07/01/33 (c)	1,000		974,208
Massachusetts Development Finance Agency, Beth Israel Lahey Health, Inc., Series J (RB) 5.00%, 07/01/28 (c)	500		514,149
Massachusetts Development Finance Agency, Boston Medical Center Issue , Series D (RB) 5.00%, 07/01/25 (c)	500		505,594
Massachusetts Development Finance Agency, Boston Medical Center Issue , Series G (RB) 5.25%, 07/01/33 (c)	1,000		1,050,828
Massachusetts Development Finance Agency, Northeastern Institute, Series A (RB) 5.00%, 03/01/24 (c)	1,900		1,915,937
Massachusetts Port Authority, Series B (RB) (SBG) 5.00%, 07/01/29 (c)	305		329,470
Massachusetts School Building Authority, Sales Tax, Series A (RB) 5.00%, 08/15/30 (c)	750		808,032
			12,594,887

See Notes to Financial Statements

100

	Par (000’s	)	Value
Michigan: 2.1%
Great Lakes Water Authority, Water Supply System, Second Lien, Series B (RB) 5.00%, 07/01/26 (c)	$390		$402,082
Great Lakes Water Authority, Water Supply System, Senior Lien, Series A (RB) 5.00%, 07/01/26 (c)	570		587,659
Michigan Finance Authority (RB)
5.00%, 05/15/25 (c)	225		229,011
5.00%, 05/15/25 (c)	275		286,604
Michigan Finance Authority, Henry Ford Health System, Series A (RB)
4.00%, 11/15/26 (c)	225		210,727
4.00%, 11/02/29 (c)	250		226,732
Michigan Finance Authority, Trinity Health Credit Group, Series A (RB) 5.00%, 12/01/27 (c)	500		519,201
Michigan State Building Authority, Facilities Program (RB) 5.00%, 10/15/25 (c)	500		513,391
Michigan State Housing Development Authority (RB) 4.88%, 10/01/32 (c)	1,000		1,024,647
Michigan State Housing Development Authority, Series A (RB) 4.30%, 10/01/24 (c)	725		725,371
Michigan State Housing Development Authority, Series A-1 (RB) 3.35%, 10/01/28 (c)	500		397,525
Michigan State University (RB) 5.00%, 02/15/29 (c)	765		814,813
State of Michigan, Trunk Line, Series A (RB) 4.00%, 11/15/31 (c)	620		608,249
			6,546,012
Minnesota: 0.8%
Minnesota Housing Finance Agency Residential Housing, Series B (RB) 2.50%, 07/01/30 (c)	530		376,249
Minnesota Housing Finance Agency Residential Housing, Series I (RB)
2.15%, 01/01/30 (c)	890		636,219
3.00%, 01/01/30 (c)	440		427,314
Minnesota Housing Finance Agency Residential Housing, Series M (RB) 5.15%, 01/01/32 (c)	500		526,081
	Par (000’s	)	Value
Minnesota (continued)
St. Louis Park Independent School District No. 283, Series A (GO) (SD CRED PROG) 4.25%, 02/01/31 (c)	$500		$518,363
			2,484,226
Missouri: 0.1%
Health and Educational Facilities Authority, Saint Louis University, Series A (RB) 5.00%, 04/01/29 (c)	100		107,466
Missouri State Housing Development Commission Single Family Mortgage, First Place Homeownership Loan, Series C (RB) 3.05%, 05/01/29 (c)	190		175,224
			282,690
Nebraska: 0.8%
Central Plains Energy Project, Gas Project Crossover No. 3, Series A (RB) 5.00%, 09/01/42	500		521,364
City of Omaha and County of Douglas, Public Building, Series B (GO) 4.00%, 05/01/29 (c)	550		550,160
Omaha Public Power District, Nebraska Electric System, Series A (RB) 4.00%, 08/01/30 (c)	750		718,543
University of Nebraska Facilities Corp., Series A (RB) 4.00%, 07/15/31 (c)	750		726,191
			2,516,258
Nevada: 0.4%
City of Carson, Tahoe Regional Healthcare Project (RB) 5.00%, 09/01/27 (c)	390		399,086
City of Henderson, Utility System, Series A-1 (GO) 4.00%, 06/01/30 (c)	675		648,339
Las Vegas Convention and Visitors Authority, Series B (RB) (NATL) 5.00%, 07/01/28 (c)	275		288,490
			1,335,915
New Hampshire: 0.1%
National Finance Authority Hospital, St. Lukes University Health Network Project, Series B (RB) (AGM) 3.00%, 08/15/31 (c)	500		385,699
New Jersey: 3.4%
Hudson County Improvement Authority, Courthouse Project (RB) 4.00%, 10/01/30 (c)	1,000		980,077

See Notes to Financial Statements

101

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New Jersey (continued)
New Jersey Educational Facilities Authority, New Jersey Princeton University, Series C (RB) 2.00%, 03/01/31 (c)	$500		$345,301
New Jersey Health Care Facilities Financing Authority, Atlanticare Health System (RB) 2.50%, 07/01/31 (c)	490		324,621
New Jersey Health Care Facilities Financing Authority, Inspira Health, Series A (RB) 4.00%, 07/01/26 (c)	800		797,111
New Jersey Health Care Facilities Financing Authority, RWJ Barnabas Health, Series A (RB) 4.00%, 07/01/31 (c)	555		555,825
New Jersey Housing & Mortgage Finance Agency, Single Family Housing (RB) 4.80%, 04/01/32 (c)	500		499,145
New Jersey Transportation Trust Fund Authority, Series AA (RB)
4.25%, 06/15/24 (c)	640		640,259
4.50%, 12/15/28 (c)	910		917,844
5.00%, 06/15/25 (c)	1,000		1,016,462
New Jersey Transportation Trust Fund Authority, Series BB (RB)
3.50%, 12/15/28 (c)	365		312,411
4.00%, 12/15/28 (c)	1,000		970,913
New Jersey Turnpike Authority, Series A (RB) 4.00%, 01/01/29 (c)	1,280		1,251,243
New Jersey Turnpike Authority, Series E (RB) 5.00%, 01/01/25 (c)	955		975,770
South Jersey Transportation Authority, Transportation System, Series A (RB) 5.00%, 11/01/30 (c)	500		520,668
Tobacco Settlement Financing Corp., Series B (RB) 5.00%, 06/01/28 (c)	500		497,944
			10,605,594
New Mexico: 0.1%
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Class I, Series C (RB) 3.60%, 07/01/28 (c)	175		165,372
	Par (000’s	)	Value
New Mexico (continued)
New Mexico Mortgage Finance Authority, Single Family Mortgage Program Class I, Series F (RB) 3.05%, 01/01/29 (c)	$290		$255,174
			420,546
New York: 20.9%
Battery Park City Authority, Series A (RB) 4.00%, 11/01/29 (c)	1,000		1,007,463
City of New York, Series A (GO)
4.00%, 08/01/31 (c)	1,000		972,870
4.00%, 08/01/31 (c)	1,000		1,003,234
City of New York, Series C (GO)
4.00%, 08/01/30 (c)	1,000		999,090
5.00%, 08/01/30 (c)	500		546,622
City of New York, Series D (GO) (BAM)
4.00%, 03/01/30 (c)	1,000		973,560
5.00%, 03/01/30 (c)	1,000		1,088,503
City of New York, Series F (GO) 5.00%, 03/01/31 (c)	1,000		1,083,775
County of Broome, Local Development Corp., United Health Services Hospitals, In. Project (RB) (AGM) 4.00%, 04/01/30 (c)	925		898,370
County of Monroe, Industrial Development Corp., University of Rochester Project, Series A (RB) 4.00%, 07/01/30 (c)	900		860,146
Hudson Yards Infrastructure Corp., Series A (RB) 5.00%, 02/15/27 (c)	645		681,535
Hudson Yards Infrastructure Corp., Series A (RB) (AGM) 4.00%, 02/15/27 (c)	1,000		978,281
Metropolitan Transportation Authority, Series A (RB) (AGM) 5.00%, 11/15/28 (c)	715		745,856
Metropolitan Transportation Authority, Series A-1 (RB)
4.00%, 05/15/27 (c)	400		380,603
5.00%, 05/15/25 (c)	590		593,274
Metropolitan Transportation Authority, Series B-1 (RB) 5.00%, 11/15/26 (c)	500		518,787
Metropolitan Transportation Authority, Series C (RB) (AGM) 4.00%, 11/15/29 (c)	1,000		968,301
Metropolitan Transportation Authority, Series C-1 (RB) 4.75%, 05/15/30 (c)	1,000		1,020,359
Metropolitan Transportation Authority, Series D (RB)
4.00%, 05/15/28 (c)	250		235,185
4.00%, 05/15/28 (c)	1,245		1,187,757

See Notes to Financial Statements

102

	Par (000’s	)	Value
New York (continued)
Metropolitan Transportation Authority, Series E (RB) 5.00%, 11/15/23 (c)	$600		$598,461
Monroe County Industrial Development Corp. Rochester Regional Health Project, Series A (RB) 4.00%, 12/01/30 (c)	650		556,959
MTA Hudson Rail Yards Trust, Series A (RB) 5.00%, 11/15/23 (c)	1,000		996,682
New York City Environmental Facilities, Clean Water and Drinking Water, Series B (RB) 4.00%, 06/15/29 (c)	500		495,602
New York City Housing Development Corp., Multi-Family Housing, Series C-1 (RB) 2.25%, 05/01/29 (c)	800		558,159
New York City Housing Development Corp., Multi-Family Housing, Series I-1 (RB) 2.35%, 02/01/29 (c)	525		388,257
New York City Housing Development Corp., Multi-Family Housing, Series J (RB) 3.05%, 09/01/27 (c)	560		426,099
New York City Municipal Water Finance Authority, Water and Sewer System, Series BB (RB)
5.00%, 12/15/29 (c)	1,000		1,071,138
5.00%, 12/15/31 (c)	955		1,054,852
5.00%, 06/15/23 (c)	1,000		1,002,063
New York City Municipal Water Finance Authority, Water and Sewer System, Series CC (RB)
3.75%, 06/15/23 (c)	710		657,331
4.00%, 06/15/24 (c)	500		495,056
5.00%, 12/15/31 (c)	1,000		1,089,994
5.00%, 06/15/24 (c)	1,000		1,010,434
New York City Municipal Water Finance Authority, Water and Sewer System, Series CC (RB) (FHA 542(C)) 5.00%, 06/15/31 (c)	500		543,267
New York City Municipal Water Finance Authority, Water and Sewer System, Series DD (RB) 4.12%, 06/15/33 (c)	1,000		992,537
New York City Municipal Water Finance Authority, Water and Sewer System, Series EE (RB) 5.00%, 12/15/27 (c)	750		811,204
	Par (000’s	)	Value
New York (continued)
New York City Municipal Water Finance Authority, Water and Sewer System, Series FF (RB) (SBG) 5.00%, 06/15/30 (c)	$1,000		$1,099,859
New York City Transitional Finance Authority Building Aid, Series S-1 (RB) (SAW)
3.00%, 07/15/29 (c)	350		271,890
5.00%, 07/15/28 (c)	500		533,413
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C-1 (RB)
4.00%, 11/01/30 (c)	500		495,698
4.00%, 11/01/30 (c)	775		771,219
4.00%, 05/01/29 (c)	1,120		1,106,294
5.00%, 02/01/32 (c)	565		623,920
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series D-1 (RB) 4.00%, 11/01/30 (c)	500		489,731
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series E-1 (RB)
2.25%, 02/01/31 (c)	650		393,119
4.00%, 02/01/27 (c)	1,000		984,834
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series F-1 (RB)
4.00%, 02/01/32 (c)	1,000		974,867
5.25%, 02/01/33 (c)	1,000		1,127,199
New York City Water and Sewer System, Series AA-2 (RB) 3.00%, 12/15/30 (c)	660		563,827
New York City Water and Sewer System, Series BB (RB) 4.00%, 12/15/30 (c)	640		629,098
New York City Water and Sewer System, Series EE (RB) (AGC) 5.00%, 06/15/29 (c)	800		870,154
New York Convention Center Development Corp., Series A (RB)
0.00%, 11/15/47 ^	230		71,756
0.00%, 11/15/54 ^	170		36,816
New York Liberty Development Corp., 1 World Trade Center Project (RB) 4.00%, 02/15/30 (c)	620		605,750
New York State Dormitory Authority, New School, Series A (RB)
4.00%, 01/01/27 (c)	475		455,911
5.00%, 01/01/27 (c)	420		429,030

See Notes to Financial Statements

103

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New York (continued)
New York State Dormitory Authority, New York University, Series A (RB) 5.00%, 07/01/28 (c)	$400		$432,224
New York State Dormitory Authority, Personal Income Tax, Series A (RB)
3.00%, 09/15/30 (c)	500		414,820
3.50%, 03/15/32 (c)	1,000		853,223
5.00%, 03/15/31 (c)	500		541,001
New York State Dormitory Authority, Personal Income Tax, Series B (RB) 5.00%, 02/15/25 (c)	730		748,610
New York State Dormitory Authority, Rochester Institute of Technology, Series A (RB) 5.00%, 07/01/29 (c)	250		265,000
New York State Dormitory Authority, St. John’s University, Series A (RB) 4.00%, 07/01/31 (c)	550		527,450
New York State Dormitory Authority, State Sales Tax, Series A (RB) 4.00%, 03/15/27 (c)	800		784,978
New York State Dormitory Authority, State Sales Tax, Series C (RB) 5.00%, 03/15/28 (c)	1,000		1,070,202
New York State Dormitory Authority, State Sales Tax, Series E (RB) 5.00%, 09/15/28 (c)	500		532,948
New York State Environmental Facilities Corp., Clean Water & Drinking Water, Series A (RB) 5.00%, 06/15/32 (c)	1,000		1,106,898
New York State Mortgage Agency, Homeowner Mortgage (RB) (SBG) 2.55%, 10/01/29 (c)	330		217,166
New York State Power Authority, Series A (RB) 4.00%, 05/15/30 (c)	500		485,794
New York State Thruway Authority, Personal Income Tax, Series A (RB) 5.00%, 09/15/32 (c)	1,000		1,098,199
New York State Thruway Authority, Personal Income Tax, Series C (RB) 4.12%, 09/15/32 (c)	750		733,162
New York State Thruway Authority, Series A (RB) 5.00%, 01/01/26 (c)	1,000		1,035,657
	Par (000’s	)	Value
New York (continued)
New York State Urban Development Corp., Personal Income Tax, Series A (RB) 5.00%, 09/15/28 (c)	$500		$535,147
New York State Urban Development Corp., Personal Income Tax, Series C (RB) 3.00%, 09/15/30 (c)	550		428,997
New York State Urban Development Corp., State Sales Tax, Series A (RB) 3.00%, 09/15/31 (c)	1,000		776,292
New York State, Dormitory Authority, Personal Income Tax, Series D (RB) 5.00%, 02/15/30 (c)	820		880,000
New York Transportation Development Corp., Terminal 4 John Kennedy International Airport Project, Series C (RB) 4.00%, 12/01/30 (c)	925		888,293
Port Authority of New York & New Jersey (RB)
4.00%, 09/01/28 (c)	1,000		999,970
5.00%, 12/01/23 (c)	500		503,717
Suffolk Tobacco Asset Securitization Corp., Series B-1 (RB) 4.00%, 06/01/31 (c)	1,000		982,102
Triborough Bridge and Tunnel Authority Sales Tax, Series A (RB)
4.00%, 11/15/32 (c)	840		806,704
4.25%, 05/15/33 (c)	1,000		985,552
Triborough Bridge and Tunnel Authority, Payroll Mobility Tax, Series B (RB) 5.00%, 05/15/28 (c)	500		527,249
Triborough Bridge and Tunnel Authority, Payroll Mobility Tax, Series C (RB)
4.00%, 11/15/31 (c)	750		727,445
5.00%, 11/15/31 (c)	1,000		1,087,292
Triborough Bridge and Tunnel Authority, Payroll Mobility Tax, Series D (RB) 4.50%, 11/15/32 (c)	500		515,882
Triborough Bridge and Tunnel Authority, Series A (RB)
5.00%, 11/15/30 (c)	750		798,852
5.00%, 11/15/30 (c)	1,000		1,071,573
			65,388,450
North Carolina: 1.1%
Charlotte-Mecklenburg Hospital Authority, Atrium HealthCare, Series A (RB) 4.00%, 01/15/32 (c)	600		603,937

See Notes to Financial Statements

104

	Par (000’s	)	Value
North Carolina (continued)
North Carolina Housing Finance Agency, Home Ownership (RB) 4.88%, 07/01/31 (c)	$500		$514,671
North Carolina Turnpike Authority, Triangle Expressway System (RB)
5.00%, 01/01/30 (c)	750		775,061
5.00%, 01/01/30 (c)	500		520,977
University of North Carolina, Hospitals at Chapel Hill (RB) 5.00%, 02/01/45	800		910,649
			3,325,295
North Dakota: 0.3%
North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series A (RB) 4.70%, 07/01/32 (c)	1,000		1,012,268
Ohio: 1.9%
County of Allen, Ohio Hospital Facilities, Mercy Health, Series A (RB)
4.00%, 02/01/28 (c)	510		496,512
5.00%, 11/01/24 (c)	600		610,473
County of Franklin, Ohio Various purpose Sales Tax (RB) 5.00%, 06/01/28 (c)	1,075		1,143,917
Cuyahoga County, Ohio Hospital, The Metrohealth System (RB) 5.00%, 02/15/27 (c)	1,000		991,790
Hamilton County, Ohio Healthcare Improvement, Life Enriching Communities Project (RB) 5.00%, 01/01/26 (c)	250		220,068
Ohio Higher Educational Facility Commission, Oberlin College Project (RB) 5.00%, 10/01/33 (c)	500		547,641
Ohio Water Development Authority, Fresh Water (RB) 5.00%, 12/01/29 (c)	500		547,143
State of Ohio, Cleveland Clinic System, Series B (RB) (BAM) 4.00%, 01/01/29 (c)	835		837,996
State of Ohio, Water Pollution Control, Series A (RB) 5.00%, 12/01/31 (c)	500		554,890
			5,950,430
Oklahoma: 0.2%
Oklahoma Turnpike Authority, Series A (RB) 4.00%, 01/01/27 (c)	700		685,333
	Par (000’s	)	Value
Oregon: 0.8%
Multnomah County School District No. 1J, Series B (GO) (SBG)
2.00%, 06/15/30 (c)	$550		$372,562
3.25%, 06/15/27 (c)	295		260,375
Oregon Health and Science University, Series A (RB) 4.00%, 01/01/32 (c)	1,000		974,862
Tri-County Metropolitan Transportation District of Oregon, Series A (RB) 3.00%, 09/01/29 (c)	935		759,396
			2,367,195
Pennsylvania: 4.5%
Chester County Health and Education Facilities Authority, Main Line Health System, Series A (RB) 4.00%, 09/01/30 (c)	645		594,554
City of Philadelphia, Pennsylvania Water & Wastewater, Series A (RB)
5.00%, 10/01/27 (c)	500		520,973
5.00%, 10/01/27 (c)	500		519,888
Commonwealth of Pennsylvania, Series A (CP) (FHA) 4.00%, 01/30/28 (c)	1,170		1,109,314
DuBois Hospital Authority, Penn Highlands Healthcare (RB) 5.00%, 01/15/28 (c)	280		288,251
Geisinger Authority, Health System, Series A (RB) 5.00%, 04/01/30 (c)	1,000		1,027,923
Lancaster County Hospital Authority, Penn State Health (RB) 5.00%, 11/01/29 (c)	1,000		1,033,410
Montgomery County Higher Education and Health Authority, Presbytery Homes, Inc. Project (RB) 5.00%, 12/01/24 (c)	145		132,732
Pennsylvania Housing Finance Agency, Single Family Mortgage (RB) 2.28%, 10/01/30 (c)	500		363,157
Pennsylvania Housing Finance Agency, Single Family Mortgage, Series B (RB) 3.65%, 04/01/27 (c)	260		235,609
Pennsylvania Turnpike Commission, Motor License (RB) 5.00%, 12/01/27 (c)	155		164,165

See Notes to Financial Statements

105

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Pennsylvania (continued)
Pennsylvania Turnpike Commission, Oil Franchise Tax, Series A (RB) (AGM) 5.00%, 12/01/28 (c)	$290		$305,597
Pennsylvania Turnpike Commission, Oil Franchise Tax, Series B (RB) 4.00%, 12/01/31 (c)	550		522,919
Pennsylvania Turnpike Commission, Oil Franchise, Series A (RB) (BAM) 4.00%, 12/01/31 (c)	1,000		967,249
Pennsylvania Turnpike Commission, Series A (RB) (AGM) 4.00%, 12/01/29 (c)	570		559,479
Pennsylvania Turnpike Commission, Series A-1 (RB) 5.00%, 12/01/27 (c)	900		933,708
Pennsylvania Turnpike Commission, Series B (RB)
4.00%, 12/01/31 (c)	1,000		1,000,697
4.00%, 12/01/31 (c)	1,000		960,526
5.00%, 12/01/30 (c)	800		852,492
Philadelphia Gas Works Co. (RB) 5.00%, 08/01/27 (c)	805		829,948
Upper Merion Area School District, Series A (GO) (SAW) 4.00%, 01/15/29 (c)	1,105		1,107,915
			14,030,506
Rhode Island: 0.2%
State of Rhode Island, Series A (GO) 4.12%, 08/01/32 (c)	600		603,911
South Carolina: 1.5%
South Carolina Jobs-Economic Development Authority, Mercy Health, Series A (RB) 4.00%, 06/01/30 (c)	1,355		1,337,788
South Carolina Jobs-Economic Development Authority, Prisma Health, Series A (RB) 5.00%, 05/01/28 (c)	1,000		1,016,024
South Carolina Public Service Authority, Series A (RB) 4.00%, 06/01/32 (c)	500		447,159
Spartanburg County, School District No. 4, Series A (GO) 5.25%, 03/01/32 (c)	1,000		1,113,655
University of South Carolina, Campus Village Project, Series A (RB) 5.00%, 05/01/31 (c)	820		893,987
			4,808,613
	Par (000’s	)	Value
South Dakota: 0.3%
South Dakota Health and Educational Facilities Authority (RB) 5.00%, 09/01/27 (c)	$750		$776,495
Tennessee: 0.8%
City of Memphis (GO) 4.00%, 05/01/28 (c)	665		656,566
Tennessee Housing Development Agency, Residential Finance Program (RB)
2.95%, 01/01/29 (c)	335		310,995
3.60%, 01/01/27 (c)	225		219,868
Tennessee Housing Development Agency, Series B (RB) 3.45%, 01/01/27 (c)	185		180,052
Tennessee State School Bond Authority, Higher Education Facilities, Series A (RB) 5.00%, 11/01/27 (c)	1,040		1,111,013
			2,478,494
Texas: 10.0%
Arlington Higher Education Finance Corp., Harmony Public Schools, Series A (RB) 3.00%, 02/15/31 (c)	1,000		785,300
Arlington Higher Education Finance Corp., Riverwalk Education Foundation, Inc. (RB) 4.00%, 08/15/29 (c)	675		664,121
Austin Independent School District, Unlimited Tax School Building (GO) 4.00%, 02/01/33 (c)	1,000		995,690
Board of Regents of the University of Texas System, Series A (RB) 3.00%, 08/15/31 (c)	525		448,754
Board of Regents of the University of Texas System, Series E (RB) 4.00%, 08/15/27 (c)	650		650,757
Central Texas Regional Mobility Authority, Senior Lien, Series E (RB) 5.00%, 01/01/30 (c)	750		790,852
City of Austin, Texas Electricity Utility System, Series A (RB) 5.00%, 11/15/29 (c)	1,375		1,470,942
City of El Paso (GO) 4.00%, 08/15/29 (c)	950		938,664
City of Lubbock, Texas Electric Light & Power System (RB) 4.00%, 04/15/30 (c)	650		623,220
City of San Antonio, Texas Electric & Gas Systems (RB) 5.00%, 02/01/32 (c)	500		542,371

See Notes to Financial Statements

106

	Par (000’s	)	Value
Texas (continued)
City of San Antonio, Texas Electric & Gas Systems, Series A (RB) 5.00%, 02/01/31 (c)	$1,000		$1,071,710
Cypress-Fairbanks Independent School District, Series A (GO) 2.25%, 02/15/31 (c)	600		429,167
Dallas Independent School District, Unlimited Tax School Building (GO) 4.00%, 02/15/32 (c)	1,000		967,158
El Paso Independent School District, Unlimited Tax School Building (GO) 4.00%, 08/15/29 (c)	1,000		962,792
Grand Parkway Transportation Corp. System, First Tier Toll, Series C (RB) 4.00%, 04/01/30 (c)	770		713,304
Grand Parkway Transportation Corp. System, Subordinate Tier Toll, Series A (RB) 5.00%, 04/01/28 (c)	640		670,687
Harris County, Cultural Education Facilities Finance Corp., Houston Methodist Hospital (RB) 4.00%, 06/01/25 (c)	590		576,420
Harris County, Cultural Education Facilities Finance Corp., Texas Children’s Hospital, Series A (RB) 3.00%, 10/01/31 (c)	1,145		992,454
Harris County, Flood Control District, Series A (GO) 4.00%, 10/01/29 (c)	500		489,174
Harris County, Hospital District (RB) 4.00%, 02/15/26 (c)	560		542,565
Harris County, Humble Independent School District (GO) 5.00%, 02/15/32 (c)	1,000		1,101,895
Katy Independent School District (GO) 4.00%, 02/15/32 (c)	750		738,353
Leander Independent School District, Series A (GO)
0.00%, 08/16/26 (c) ^	900		392,290
0.00%, 08/16/26 (c) ^	95		37,464
New Hope Cultural Education Facilities Finance Corp. Hospital, Children’s Healthcare, Series A (RB) 4.00%, 08/15/27 (c)	555		555,408
North Texas Tollway Authority System, Second Tier (RB) 4.25%, 01/01/28 (c)	1,000		988,340
	Par (000’s	)	Value
Texas (continued)
Northwest Independent School District, Unlimited Tax School Building (GO) 4.00%, 02/15/31 (c)	$1,000		$984,424
Permanent University Fund - University of Texas System (RB) 4.00%, 07/01/33 (c)	500		506,748
Plano Independent School District, Unlimited Tax School Building (GO)
5.00%, 08/15/32 (c)	1,000		1,115,502
5.00%, 08/15/32 (c)	1,000		1,117,854
San Jacinto College District, Series A (GO) 5.00%, 02/15/29 (c)	900		968,696
State of Texas, Department of Housing & Community Affairs, Residential Mortgage, Series A (RB) 5.25%, 07/01/32 (c)	1,000		1,049,587
Texas Water Development Board (RB) 4.00%, 10/15/30 (c)	500		494,039
Texas Water Development Board, Series A (RB)
4.00%, 10/15/29 (c)	990		971,059
5.00%, 04/15/28 (c)	840		894,478
Texas Water Development Board, Series B (RB) 4.00%, 10/15/28 (c)	1,000		1,002,007
Tomball Independent School District (GO)
4.00%, 02/15/30 (c)	1,000		1,000,662
5.00%, 02/15/33 (c)	1,000		1,137,400
University of Houston, Series A (RB) 5.00%, 02/15/32 (c)	500		539,379
Ysleta Independent School District (GO) 5.00%, 02/15/32 (c)	500		547,156
			31,468,843
Utah: 0.8%
Salt Lake City, International Airport, Series B (RB) 5.00%, 07/01/28 (c)	360		378,518
University of Utah, Board of Higher Education (RB)
5.00%, 08/01/31 (c)	1,160		1,280,422
5.00%, 08/01/32 (c)	585		657,633
Utah County, IHC Health Services, Inc., Series B (RB) 3.00%, 05/15/26 (c)	210		167,140
			2,483,713

See Notes to Financial Statements

107

VANECK LONG MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Virginia: 1.4%
Hampton Roads Transportation Accountability Commission, Hampton Roads Transportation, Series A (RB)
4.00%, 07/01/30 (c)	$665		$671,003
4.00%, 07/01/32 (c)	600		577,632
5.00%, 07/01/30 (c)	500		544,148
5.00%, 07/01/30 (c)	625		682,080
Rector and Visitors of Virginia University, Series A (RB) 4.00%, 04/01/25 (c)	500		500,919
University of Virginia, Series A (RB) 5.00%, 04/01/27 (c)	1,000		1,067,910
Virginia Small Business Financing Authority, National senior Campuses, Inc., Series A (RB) 4.00%, 07/01/27 (c)	500		445,350
			4,489,042
Washington: 1.9%
Central Puget Sound Regional Transit Authority, Sales Tax and Motor Vehicle Excise Tax, Series S-1 (RB) 4.00%, 11/01/31 (c)	1,000		991,423
Energy Northwest, Columbia Generating Station Electric, Series A (RB) 4.00%, 07/01/31 (c)	1,000		1,000,143
5.00%, 07/01/31 (c)	600		669,818
5.00%, 07/01/31 (c)	455		509,944
King County Public Hospital District No. 2, Evergreen Health, Series A (GO) 4.00%, 12/01/29 (c)	650		615,781
State of Washington, Series A (GO) 5.00%, 08/01/29 (c)	1,000		1,093,932
State of Washington, Various Purpose, Series C (GO) 5.00%, 02/01/28 (c)	800		858,478
	Par (000’s	)	Value
Washington (continued)
Washington Health Care Facilities Authority, Virginia Mason Medical Center (RB) 4.00%, 08/15/27 (c)	$205		$183,041
			5,922,560
West Virginia: 0.2%
West Virginia Parkways Authority, Turnpike Toll (RB) 5.00%, 06/01/31 (c)	620		674,293
Wisconsin: 1.1%
Public Finance Authority, KU Campus Development Corp. (RB) 5.00%, 03/01/26 (c)	800		813,704
Public Finance Authority, Renown Regional Medical Center Project, Series A (RB) 4.25%, 06/01/25 (c)	500		493,284
Wisconsin Health & Educational Facilities Authority, Marshfield Clinic Health System, Inc., Series A (RB) 5.00%, 02/15/26 (c)	1,000		998,985
Wisconsin Health and Educational Facilities Authority, Children’s Hospital, Inc. (RB) 4.00%, 08/15/27 (c)	1,000		945,753
Wisconsin Health and Educational Facilities Authority, Marshfield Clinic Health System, Inc., Series C (RB)
4.00%, 02/15/27 (c)	115		97,287
4.00%, 02/15/27 (c)	105		95,258
			3,444,271
Wyoming: 0.3%
Wyoming Community Development Authority (RB) 4.40%, 06/01/32 (c)	1,000		1,003,709
Total Municipal Bonds: 98.4% (Cost: $326,087,728)			308,409,942
Other assets less liabilities: 1.6%			5,065,138
NET ASSETS: 100.0%			$313,475,080

See Notes to Financial Statements

108

Definitions:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
BAM	Build America Assurance Co.
CP	Certificate of Participation
FHA	Federal Housing Association
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Putable Security — the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond

Summary of Investments by Sector	% of Investments	Value
Hospitals	16.0%	$49,316,202
Local GO	14.3	44,218,500
Tax	13.4	41,316,306
Water & Sewer	9.8	30,346,488
Education	8.3	25,633,673
Toll & Turnpike	6.7	20,712,484
State GO	6.5	20,070,507
Transportation	5.6	17,132,306
Leasing COPS & Appropriations	3.8	11,818,609
Single Family Housing	3.4	10,627,084
Power	3.2	9,934,814
Airport	2.2	6,664,321
Utilities	2.2	6,641,330
Multi-Family Housing	1.1	3,520,057
Miscellaneous	1.1	3,345,861
Tobacco	0.9	2,732,872
Industrial Development Revenue	0.7	1,996,290
Health	0.5	1,540,744
Pollution Control	0.2	554,890
Refunded	0.1	286,604
	100.0%	$308,409,942

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Municipal Bonds *	$—	$308,409,942	$—	$308,409,942

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

109

VANECK MUNI ALLOCATION ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Number of Shares	Value
CLOSED-END FUNDS: 12.2% (a)
BlackRock MuniYield Quality Fund III, Inc.	1,882	$20,928
BNY Mellon Municipal Income, Inc.	3,056	19,253
DWS Municipal Income Trust	4,509	39,183
Eaton Vance New York Municipal Bond Fund	2,238	21,664
MFS High Yield Municipal Trust	6,033	19,245
MFS Investment Grade Municipal Trust	2,806	20,652
MFS Municipal Income Trust	3,849	20,092
Neuberger Berman California Municipal Fund, Inc.	1,951	21,402
Nuveen Municipal Credit Income Fund	1,814	21,169
Nuveen New Jersey Quality Municipal Income Fund	1,739	20,190
Nuveen Pennsylvania Quality Municipal Income Fund	1,776	20,140
Pioneer Municipal High Income Fund Trust	2,172	19,070
	Number of Shares	Value
Western Asset Managed Municipals Fund, Inc.	2,041	$20,655
Total Closed-End Funds (Cost: $383,258)		283,643

EXCHANGE TRADED FUNDS: 87.7% (a)
VanEck CEF Muni Income ETF ‡	4,196	90,172
VanEck High Yield Muni ETF ‡	13,368	689,255
VanEck Intermediate Muni ETF ‡	14,882	688,888
VanEck Long Muni ETF ‡	23,888	429,984
VanEck Short High Yield Muni ETF ‡	5,549	124,963

Total Exchange Traded Funds (Cost: $2,176,525)		2,023,262

Total Investments: 99.9% (Cost: $2,559,783)		2,306,905
Other assets less liabilities: 0.1%		1,292
NET ASSETS: 100.0%		$2,308,197

Footnotes:

(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https:// www.sec.gov.
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.

Transactions in securities of affiliates for the period ended April 30, 2023 were as follows:

						Net Change in
						Unrealized
	Value		Sales	Realized Gain	Dividend	Appreciation	Value
	4/30/2022	Purchases	Proceeds	(Loss)	Income	(Depreciation)	4/30/2023
VanEck CEF Muni Income ETF	$—	$100,242	$(4,412)	$(499)	$1,764	$(5,159)	$90,172
VanEck High Yield Muni ETF	939,816	280,311	(485,833)	(32,072)	26,955	(12,967)	689,255
VanEck Intermediate Muni ETF	1,295,527	139,321	(760,846)	(56,331)	19,221	71,217	688,888
VanEck Long Muni ETF	176,436	877,641	(597,780)	(52,081)	7,263	25,768	429,984
VanEck Short High Yield Muni ETF	194,314	—	(67,882)	(2,990)	3,902	1,521	124,963
VanEck Short Muni ETF	570,318	509,022	(1,086,877)	(7,699)	3,572	15,236	—
	$3,176,411	$1,906,537	$(3,003,630)	$(151,672)	$62,677	$95,616	$2,023,262

Summary of Investments by Sector	% of Investments	Value
Exchange Traded Funds	87.7%	$2,023,262
Financials	12.3	283,643
	100.0%	$2,306,905

See Notes to Financial Statements

110

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Closed-End Funds	$283,643	$—	$—	$283,643
Exchange Traded Funds	2,023,262	—	—	2,023,262
Total Investments	$2,306,905	$—	$—	$2,306,905

See Notes to Financial Statements

111

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Par (000’s	)	Value
MUNICIPAL BONDS: 98.5%
Alabama: 2.5%
Alabama Special Care Facilities Financing Authority-Birmingham, Methodist Home (RB) 5.50%, 06/01/26 (c)	$500		$476,581
Black Belt Energy Gas District, Series C-1 (RB) 4.00%, 12/01/26 (c) (p)	2,100		2,094,608
Hoover Industrial Development Board, United States Steel Corp. Project (RB) 6.38%, 11/01/30 (p)	390		429,326
Lower Alabama Gas District, Project No. 2 (RB) (SAW) 4.00%, 12/01/25 (c) (p)	1,000		1,000,107
Southeast Alabama Gas Supply District, Series A (RB) 4.00%, 04/01/24 (c) (p)	2,100		2,103,032
Sumter County, Alabama Industrial Development Authority Exempt Facilities, Enviva, Inc. Project (RB) 6.00%, 07/15/32 (c) (p)	2,000		1,804,102
Tuscaloosa County Industrial Development Authority, Hunt Refining Project, Series A (RB) 4.50%, 05/01/29 (c)	2,371		2,174,666
			10,082,422
American Samoa: 0.1%
American Samoa Economic Development Authority, Series A (RB) 6.50%, 09/01/28	250		267,526
Arizona: 2.2%
Arizona Industrial Development Authority Education Facility, Leman Academy of Excellence, East Tucson and Central Tucson Projects, Series A (RB) 4.00%, 07/01/24 (c)	500		471,193
Arizona Industrial Development Authority, Basis School Projects, Series A (RB)
4.75%, 07/01/23 (c)	1,195		1,183,841
5.00%, 07/01/26	150		150,703
Arizona Industrial Development Authority, Economic Development, Linder Village Project (RB) (AGM) 5.00%, 06/01/31	1,000		1,001,592
Arizona Industrial Development Authority, Legacy Cares, Inc. Project, Series A (RB) (AGM) 6.75%, 07/01/27 (c) (d) *	500		325,000
	Par (000’s	)	Value
Arizona (continued)
Arizona Industrial Development Authority, Legacy Cares, Inc. Project, Series C (RB) (AGM) 6.75%, 07/01/27 (c) (d) *	$1,000		$650,000
Arizona Industrial Development Authority, Pinecrest Academy of Nevada, Cadence Campus Project, Series A (RB) 4.00%, 07/15/28 (c)	495		473,714
Arizona Industrial Development Authority, Pinecrest Academy of Northern Nevada Project, Series A (RB) 4.50%, 07/15/25 (c)	500		487,034
Arizona Industrial Development Authority, Point 320 LLC, Series A (RB) 3.62%, 05/20/33	469		438,753
City of Phoenix Civic Improvement Corp., Junior Lien Airport, Series B (RB) 5.00%, 07/01/29 (c)	1,000		1,093,852
City of Phoenix Civic Improvement Corp., Junior Lien Airport, Series D (RB) 5.00%, 07/01/27 (c)	500		543,880
Industrial Development Authority of the City of Phoenix, Basis Schools, Inc. Project, Series A (RB) 4.00%, 07/01/25	325		319,307
Maricopa County Industrial Development Authority, Legacy Traditional Schools Projects, Series B (RB) 4.00%, 07/01/29	1,390		1,330,482
Salt Verde Financial Corp. (RB)
5.25%, 12/01/24	65		65,896
5.25%, 12/01/28	10		10,568
5.50%, 12/01/29	370		399,277
			8,945,092
Arkansas: 0.5%
Arkansas Development Finance Authority, Baptist Memorial Health Care Corp., Series B-2 (RB) 5.00%, 09/01/27 (c) (p)	2,000		2,121,223
California: 7.0%
Antelope Valley Healthcare District, Series A (RB) 5.00%, 03/01/26	440		443,648
California Community Choice Financing Authority, Clean Energy Project, Series A-1 (RB) 5.00%, 08/01/29 (c) (p)	1,000		1,061,434
California Housing Finance Agency, Series A (RB) 4.00%, 03/20/33	1,896		1,893,446

See Notes to Financial Statements

112

	Par (000’s	)	Value
California (continued)
California Municipal Finance Authority, CHF-Davis I, LLC-West Village Student Housing Project, Series A (RB) 5.00%, 11/15/28 (c)	$1,340		$1,434,080
California Municipal Finance Authority, Community Medical Centers, Series A (RB)
5.00%, 02/01/27 (c)	50		52,707
5.00%, 02/01/27	50		52,543
California Municipal Finance Authority, LINXS APM Project, Series A (RB)
5.00%, 06/30/27	610		642,402
5.00%, 06/30/28	220		234,526
California Municipal Finance Authority, LINXS APM Project, Series A (RB) (AGM) 5.00%, 06/30/28 (c)	260		276,898
California Municipal Finance Authority, United Airlines, Inc., International Airport Project (RB) 4.00%, 07/15/29	6,625		6,461,089
California Pollution Control Financing Authority, Solid Waste Disposal, CalPlant I Project (RB) 7.00%, 07/01/22 (d) *	1,000		50,000
California Pollution Control Financing Authority, Solid Waste Disposal, CalPlant I Project (RB) (SAW) 7.50%, 07/01/32 (d) *	1,360		176,800
California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management, Inc. Project, Series A-1 (RB)
3.38%, 07/01/25	400		398,376
3.62%, 07/01/25 (c)	2,000		1,985,042
California Public Finance Authority, Enso Village Project, Series B (RB) 3.12%, 11/15/23 (c)	1,500		1,386,014
California Statewide Communities Development Authority, Baptist University, Series A (RB) 3.50%, 11/01/27	1,000		957,728
California Statewide Communities Development Authority, Daughters of Charity Health System, Series A (RB) 5.75%, 05/30/23 (c)	3		2,726
	Par (000’s	)	Value
California (continued)
California Statewide Communities Development Authority, Irvine East Campus Armaments, CHF-Irvine, LLC (RB) 5.00%, 05/15/26 (c)	$300		$307,543
California Statewide Communities Development Authority, Loma Linda University Medical Center, Series A (RB) 5.00%, 06/01/26 (c)	350		361,077
California Statewide Communities Development Authority, NCCD-Hooper Street LLC-California College of the Arts Project (RB) 5.00%, 07/01/29	250		249,066
City and County of San Francisco, Airport Commission, International Airport, Series H (RB)
5.00%, 05/01/26	500		523,144
5.00%, 05/01/27	500		531,479
5.00%, 05/01/29	500		546,874
City of Modesto, Community Center Refinancing Project, Series A (CP) (AMBAC) 5.00%, 11/01/23	5		5,010
City of Oroville Hospital (RB) 5.00%, 04/01/29 (c)	500		460,207
Compton Public Finance Authority (RB) 4.50%, 09/01/24 (c)	1,000		979,061
County of Sacramento, Airport System, Series C (RB) 5.00%, 07/01/27	250		266,173
County of Sacramento, Airport System, Series E (RB) 5.00%, 07/01/28	115		129,162
County of Santa Barbara, Solid Waste System, Series B (CP) (AMBAC) 5.00%, 12/01/28 (c)	520		575,749
El Centro Financing Authority, El Centro Regional Medical Center Project (RB) 4.50%, 07/01/26 (c)	480		480,186
Irvine Unified School District Community Facilities District No. 09-1, Series D (ST) 5.00%, 09/01/26	110		115,561
Lake Elsinore Public Financing Authority, Local Agency (ST) 5.00%, 09/01/24	230		234,044
MSR Energy Authority, Series A (RB) 6.12%, 11/01/29	260		279,841

See Notes to Financial Statements

113

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
Northern California Energy Authority, Series A (RB) 4.00%, 07/01/24 (p)	$1,250		$1,258,517
Oakland Unified School District (GO) 5.00%, 08/01/26	380		405,865
Palomar Health (RB)
5.00%, 11/01/25	250		258,484
5.00%, 11/01/26 (c)	90		94,239
Poway Unified School District Public Financing Authority, Series A (ST) 5.00%, 09/01/24	110		111,776
River Islands Public Financing Authority, Improvement Area No. 1, Series A (ST) (AGM) 5.00%, 09/01/29 (c)	500		579,847
San Francisco Community College District (GO)
5.00%, 06/15/25	1,000		1,045,714
5.00%, 06/15/25 (c)	205		214,914
Western Hills Water District, Diablo Grande Community Facilities District No. 1 (ST) 4.00%, 09/01/21 (d) *	370		122,100
			27,645,092
Colorado: 1.8%
City and County of Broomfield, Arista Metropolitan District, Series A (GO) 4.38%, 12/01/23 (c)	500		482,748
City and County of Denver, Colorado Airport System, Series A (RB) 5.00%, 12/01/28 (c)	295		320,292
City and County of Denver, United Airlines, Inc. Project (RB) 5.00%, 10/01/23 (c)	1,000		1,001,095
Colorado Health Facilities Authority, Aberdeen Ridge, Series B-1 (RB) 3.50%, 05/30/23 (c)	1,000		879,234
Denver Convention Center Hotel Authority (RB) 5.00%, 12/01/26 (c)	600		621,853
Fountain Urban Renewal Authority, South Academy Highlands Project, Series A (TA) 4.50%, 11/01/25 (c)	580		543,844
Painted Prairie Public Improvement Authority (RB) 4.00%, 12/01/24 (c)	500		471,605
Public Authority for Colorado Energy, Natural Gas Purchase (RB) 6.25%, 11/15/28	140		151,346
	Par (000’s	)	Value
Colorado (continued)
Rocky Mountain Rail Park Metropolitan District (GO) 5.00%, 03/01/26 (c)	$500		$426,882
Southlands Metropolitan District No. 1, Series A-1 (GO) 3.50%, 12/01/27	200		187,290
STC Metropolitan District No. 2, Series A (GO) 4.00%, 12/01/24 (c)	500		466,400
Transport Metropolitan District No. 3 (GO) 4.12%, 03/01/26 (c)	1,000		908,187
Windler Public Improvement Authority, Series A-1 (RB) (BAM) 4.00%, 09/01/26 (c)	1,000		836,329
			7,297,105
Connecticut: 0.4%
Connecticut State Health and Educational Facilities Authority, Masonicare Issue, Series F (RB) 4.00%, 07/01/26 (c)	120		111,200
Harbor Point Infrastructure Improvement District, Harbor Point Project (TA) 5.00%, 04/01/27 (c)	900		914,335
Town of Hamden, Whitney Center Project (RB) 5.00%, 01/01/26 (c)	450		435,120
			1,460,655
Delaware: 0.2%
Delaware State Economic Development Authority, NRG Energy Project, Series A (RB) 1.25%, 10/01/25 (c) (p)	1,000		912,310
District of Columbia: 0.1%
District of Columbia, Latin American Montessori Bilingual Public Charter School (RB) 4.00%, 06/01/30	500		479,401
Florida: 4.3%
Capital Trust Agency, Education Growth Fund, LLC Charter School Portfolio Project, Series A-1 (RB) 3.38%, 07/01/31	1,540		1,448,312
Capital Trust Agency, Elim Senior Housing, Inc., Project (RB) 5.00%, 08/01/24 (c)	425		381,484
Capital Trust Agency, The Marie Selby Botanical Gardens, Inc., Project (RB) 4.00%, 06/15/26 (c)	535		487,579

See Notes to Financial Statements

114

	Par (000’s	)	Value
Florida (continued)
Central Florida Expressway Authority, Series D (RB) (AGM) 5.00%, 07/01/31 (c)	$500		$587,954
City of Orlando, Florida Senior Tourist Development Tax, Series A (RB) (AGM) 5.00%, 11/01/27 (c)	500		544,723
City of Orlando, Tourist Development Tax, Series A (RB) (AGM) 5.00%, 11/01/27	600		651,821
County of Broward, Florida Airport System, Series A (RB) 5.00%, 10/01/25 (c)	290		298,925
County of Broward, School District, Series B (CP) 5.00%, 07/01/27 (c)	315		345,506
County of Escambia, Health Facilities Authority, Baptist Health Care Corp., Series A (RB) (SAW) 5.00%, 02/15/30 (c)	500		537,145
County of Miami-Dade, Industrial Development Authority, NCCD-Biscayne Properties LLC Project, Series A (RB) 5.00%, 06/01/25 (c)	315		308,014
County of Miami-Dade, School Board, Series D (CP) 5.00%, 02/01/26 (c)	120		125,116
County of Palm Beach, Atlantic University Housing Project, Series A (RB) 5.00%, 04/01/29	500		505,623
County of St. Lucie, School District, Sales Tax (RB) (AGM) 5.00%, 10/01/25	250		261,614
Florida Development Finance Corp. Education Facilities, Central School Project (RB) 5.00%, 08/15/32	500		498,493
Florida Development Finance Corp. Education Facilities, Cornerstone Chapter Academy Project (RB) 5.00%, 10/01/29 (c)	500		507,650
Florida Development Finance Corp., Renaissance Chapter School Inc. Project, Series C (RB) 4.00%, 09/15/27 (c)	470		430,673
Florida Development Finance Corp., Southwest Charter Foundation Inc. Project, Series A (RB) 5.12%, 06/15/27	145		138,740
	Par (000’s	)	Value
Florida (continued)
Florida Development Finance Corp., Virgin Trains USA Passenger Rail Project, Series A (RB)
6.38%, 01/01/26 (c) (p)	$2,730		$2,596,110
6.50%, 01/01/29 (c) (p)	2,750		2,595,324
Florida Development Finance Corp., Waste Pro USA, Inc. Project (RB) 5.00%, 05/30/23 (c)	500		469,135
JEA Electric System, Series B (RB) 5.00%, 10/01/27 (c)	110		121,012
Mid-Bay Bridge Authority, First Senior Lien, Series A (RB) 5.00%, 10/01/24	250		254,030
Polk Country Industrial Development Authority, Florida Industrial Development (RB) 5.88%, 01/01/33	2,000		2,018,155
Village Community Development District No. 12 (SA) (SAW) 3.80%, 05/01/28	470		466,823
Village Community Development District No. 13 (SA)
2.62%, 05/01/24	245		240,988
3.00%, 05/01/29	235		216,770
			17,037,719
Georgia: 1.3%
Atlanta Development Authorities Senior Health Care Facilities, Proton Treatment Center Project, Series A-1 (RB) 6.00%, 01/01/23	250		112,500
Burke County Development Authority, Georgia Power Company Plant Vogtle Project, Series E (RB) 3.25%, 02/03/25 (p)	1,000		987,508
Floyd County Development Authority, Spires at Berry College Project, Series A (RB) (SBG) 5.50%, 12/01/24 (c)	250		243,901
George L Smith II Congress Center Authority, Convention Center Hotel, First Ties, Series A (RB) 2.38%, 01/01/31	1,500		1,287,777
Georgia Local Government, Grantor Trust, Series A (CP) (NATL) 4.75%, 06/01/28	380		403,354

See Notes to Financial Statements

115

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Georgia (continued)
Georgia State, Road and Tollway Authority, Highway Grant Anticipation (RB)
5.00%, 06/01/25	$300		$313,062
5.00%, 06/01/28	250		279,246
Main Street Natural Gas, Inc., Series A-1 (RB) 5.50%, 09/15/25	135		138,894
Main Street Natural Gas, Inc., Series C (RB) 4.00%, 09/01/26 (c) (p)	1,000		999,199
Marietta Development Authority, University Facilities, Life University, Inc. Project, Series A (RB) 5.00%, 11/01/27	250		250,978
White County Development Authority, Truett McConnell University Project, Series A (RB) 5.00%, 10/01/26 (c)	225		216,392
			5,232,811
Guam: 1.2%
Guam Government, Business Privilege Tax, Series D (RB) 5.00%, 11/15/25 (c)	360		368,572
Guam Government, Business Privilege Tax, Series F (RB)
5.00%, 01/01/30	1,000		1,063,091
5.00%, 01/01/31	1,000		1,069,837
Guam Government, Department of Education, John F. Kennedy High School and Energy Efficiency Project, Series A (CP) 3.62%, 02/01/25	190		185,238
Guam Government, Hotel Occupancy Tax, Series A (RB) 5.00%, 11/01/28	250		266,213
Guam Government, Series A (RB) 5.00%, 12/01/24	1,000		1,013,522
Guam Power Authority, Series A (RB) 5.00%, 10/01/32 (c)	880		971,111
			4,937,584
Hawaii: 0.4%
State of Hawaii Department of Budget & Finance, Hawaiian Electric Company, Inc., Series A (RB) 3.10%, 05/01/26	1,500		1,457,540
Illinois: 16.5%
Board of Education of the City of Chicago, Series A (GO) (AMBAC) 5.50%, 12/01/31	1,000		1,099,431
	Par (000’s	)	Value
Illinois (continued)
Chicago Board of Education, Series A (GO)
5.00%, 12/01/29	$1,000		$1,054,477
5.00%, 12/01/29 (c)	1,000		1,049,555
5.00%, 12/01/30 (c)	2,000		2,098,610
5.00%, 12/01/30 (c)	1,500		1,569,872
7.00%, 12/01/25 (c)	200		215,308
Chicago Board of Education, Series A (GO) (AGM)
5.00%, 12/01/28 (c)	200		215,246
5.00%, 12/01/28 (c)	250		261,482
Chicago Board of Education, Series A (GO) (AMBAC) 5.50%, 12/01/26	230		239,071
Chicago Board of Education, Series A (GO) (NATL)
0.00%, 12/01/28 ^	795		642,928
0.01%, 12/01/24	310		291,390
0.01%, 12/01/26	310		270,828
Chicago Board of Education, Series B (GO)
5.00%, 12/01/29 (c)	1,250		1,312,064
5.00%, 12/01/29 (c)	2,000		2,093,435
5.00%, 12/01/29	1,250		1,318,096
5.00%, 12/01/29 (c)	1,950		2,035,397
5.00%, 12/01/29 (c)	1,400		1,457,754
5.00%, 12/01/30	2,000		2,112,197
5.00%, 12/01/30 (c)	2,000		2,098,918
5.00%, 05/30/23 (c)	2,215		2,220,279
Chicago Board of Education, Series C (GO)
5.00%, 12/01/24	1,000		1,014,895
5.00%, 12/01/27 (c)	1,560		1,617,005
5.00%, 12/01/27	500		522,587
Chicago Board of Education, Series E (GO) 5.12%, 12/01/24 (c)	1,320		1,334,329
Chicago Midway International Airport, Series A (RB) (AGM) 5.00%, 01/01/24 (c)	750		754,069
Chicago Midway International Airport, Series B (RB) 5.00%, 01/01/24 (c)	260		263,145
Chicago O’Hare International Airport, Series B (RB)
4.00%, 05/30/23 (c)	1,000		1,000,295
5.00%, 01/01/25 (c)	190		195,784
5.00%, 01/01/25 (c)	295		304,083
5.00%, 01/01/25 (c)	105		108,254
Chicago School Reform Board of Trustees, Series A (GO) (NATL) 0.00%, 12/01/29 ^	575		445,529
Chicago School Reform Board of Trustees, Series B-1 (GO) (NATL)
0.00%, 12/01/24 ^	515		484,085
0.00%, 12/01/25 ^	560		507,580
0.00%, 12/01/26 ^	490		428,083

See Notes to Financial Statements

116

	Par (000’s	)	Value
Illinois (continued)
0.00%, 12/01/28 ^	$1,515		$1,225,202
0.00%, 12/01/29 ^	585		453,277
0.01%, 12/01/30	190		140,780
Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula (RB)
5.00%, 06/01/24	115		116,669
5.00%, 06/01/25	1,000		1,033,292
5.00%, 06/01/26	535		562,496
Chicago Transit Authority, Federal Transit Administration Section 5337 Urbanized Area Formula (RB) 5.00%, 06/01/25	1,000		1,033,292
City of Chicago, Neighborhoods Alive 21 Program, Series B (GO) 5.00%, 01/01/25	280		286,399
City of Chicago, Second Lien Water (RB)
5.00%, 11/01/24 (c)	270		275,720
5.00%, 11/01/24 (c)	150		153,462
5.00%, 11/01/24 (c)	100		102,060
5.00%, 05/30/23 (c)	100		100,638
City of Chicago, Second Lien Water, Series A-1 (RB) 5.00%, 11/01/26 (c)	100		104,580
City of Chicago, Series A (GO)
4.00%, 01/01/31 (c)	500		498,838
5.00%, 01/01/30	1,500		1,619,300
5.25%, 01/01/24 (c)	180		181,173
City of Chicago, Series C (GO) 5.00%, 01/01/25	1,090		1,114,911
Cook County Community College District No. 508 (GO) 5.25%, 12/01/23 (c)	240		240,940
County of Cook, Series A (GO) 5.00%, 11/15/26 (c)	500		532,028
Illinois Finance Authority, Admiral Lake Project (RB) 5.00%, 05/15/24 (c)	500		437,934
Illinois Finance Authority, Charter School, Art In Motion Project, Series A (RB) 4.00%, 07/01/31	1,000		874,679
Illinois Finance Authority, Friendship Village of Schaumburg (RB) 5.00%, 02/15/27 (d) *	1,190		535,500
Illinois Finance Authority, Lutheran Life Communities, Series A (RB) 5.00%, 11/01/26 (c)	250		240,813
Illinois Finance Authority, Roosevelt University (RB) 5.40%, 05/30/23 (c)	100		98,031
	Par (000’s	)	Value
Illinois (continued)
Illinois Finance Authority, Three Crowns Park (RB) 4.00%, 02/15/24 (c)	$205		$198,270
Illinois Municipal Electric Agency, Power Supply System, Series A (RB) 5.00%, 08/01/25 (c)	785		818,238
Illinois Sports Facilities Authority (RB)
5.00%, 06/15/28	395		406,739
5.00%, 06/15/29	545		562,192
Illinois Sports Facilities Authority (RB) (AMBAC) 0.00%, 06/15/26 ^	260		228,400
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series A (RB) (NATL) 0.00%, 12/15/24 ^	130		122,325
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series B (RB) 5.00%, 12/15/27 (c)	500		524,963
Metropolitan Pier and Exposition Authority, McCormick Place Expansion Project, Series B (RB) (NATL) 0.00%, 06/15/28 ^	115		96,000
Northern Illinois Municipal Power Agency, Series A (RB) 5.00%, 12/01/26 (c)	330		352,835
State of Illinois (GO)
3.50%, 06/01/26 (c)	350		347,416
4.00%, 06/01/26 (c)	1,000		1,013,364
4.00%, 08/08/23 (c)	185		185,337
4.12%, 11/01/26 (c)	100		102,155
4.12%, 08/08/23 (c)	300		300,645
5.00%, 11/01/24	705		719,786
5.00%, 02/01/24 (c)	150		151,607
5.00%, 02/01/27 (c)	600		636,279
5.00%, 02/01/27	500		529,838
5.00%, 05/01/24 (c)	100		101,427
5.25%, 07/10/23 (c)	1,000		1,003,570
5.25%, 07/10/23 (c)	275		275,982
5.50%, 07/10/23 (c)	60		60,242
5.50%, 07/10/23 (c)	270		271,090
5.50%, 07/10/23 (c)	500		502,017
5.50%, 07/10/23 (c)	1,400		1,405,648
State of Illinois (GO) (NATL) 6.00%, 11/01/26	2,000		2,106,626
State of Illinois, Sales Tax (RB)
4.00%, 06/15/26 (c)	810		821,605
5.00%, 06/15/23 (c)	285		285,458
5.00%, 06/15/23 (c)	190		190,282
5.00%, 06/15/26	235		246,031
State of Illinois, Sales Tax, Series A (RB) (BAM) 3.00%, 06/15/31 (c)	500		470,378

See Notes to Financial Statements

117

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Illinois (continued)
State Of Illinois, Sales Tax, Series A (RB) (BAM) 4.00%, 06/15/30	$1,000		$1,045,763
State of Illinois, Sales Tax, Series C (RB) 5.00%, 06/15/31	1,000		1,100,556
State of Illinois, Series A (GO)
4.00%, 08/08/23 (c)	100		100,182
5.00%, 03/01/29	500		546,358
5.00%, 03/01/30	500		552,801
State of Illinois, Series B (GO)
4.00%, 10/01/30 (c)	500		514,431
5.00%, 10/01/28 (c)	1,000		1,080,877
State of Illinois, Series C (GO) 5.00%, 11/01/27 (c)	315		337,293
State of Illinois, Series D (GO) 5.00%, 11/01/27 (c)	460		494,025
			65,407,106
Indiana: 1.9%
City of Anderson, Indiana Economic Development, Anderson University (RB) 4.75%, 05/30/23 (c)	290		276,758
Indiana Finance Authority Midwestern Disaster Relief, Ohio Valley Electric Corp. Project, Series C (RB) 3.00%, 11/01/30	1,000		909,948
Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series A (RB) 4.25%, 11/01/30	3,015		3,019,904
Indiana Finance Authority, Ohio Valley Electric Corp. Project, Series B (RB) 3.00%, 11/01/30	1,000		909,948
Indiana Finance Authority, United States Steel Corp. Project, Series A (RB) 4.12%, 12/01/26	2,000		1,970,845
Indianapolis Local Public Improvement, Indianapolis Airport Authority Project, Series D (RB) 5.00%, 01/01/29	500		542,869
			7,630,272
Iowa: 0.7%
City of Coralville, Marriott Hotel and Convention Center, Series E (CP) 4.00%, 06/01/24 (c)	945		933,635
Iowa Finance Authority, Midwestern Disaster Area, Iowa Fertilizer Company Project (RB) 4.00%, 12/01/32 (c) (p)	1,000		985,105
	Par (000’s	)	Value
Iowa (continued)
Iowa Finance Authority, Northcrest, Inc. Project, Series B (RB) 5.00%, 03/01/24 (c)	$300		$298,455
Iowa Higher Education Loan Authority, Wartburg College Project (RB) 4.00%, 10/01/25	755		728,705
			2,945,900
Kansas: 0.2%
City of Goddard, Olympic Park Star Bond Project (RB) 3.60%, 05/19/23 (c)	225		212,831
City of Wichita, Health Care Facilities, Series III (RB) 5.00%, 05/15/26 (c)	600		555,261
Kansas Development Finance Authority, Village Shalom Project, Series B (RB) (AGC) 4.00%, 11/15/25	100		93,994
			862,086
Kentucky: 1.4%
City of Henderson, Pratt Paper, LLC Project, Series B (RB) 3.70%, 01/01/32	2,000		1,908,295
Commonwealth of Kentucky, State Property and Building Commission, Project No. 108, Series A (RB) 5.00%, 08/01/25 (c)	140		146,207
Commonwealth of Kentucky, State Property and Building Commission, Project No. 108, Series B (RB) 5.00%, 08/01/26	140		149,126
Commonwealth of Kentucky, State Property and Building Commission, Project No. 112, Series B (RB)
5.00%, 11/01/25	630		661,069
5.00%, 11/01/26 (c)	325		349,006
Kentucky Asset Liability Commission Project, Federal Highway Trust, Series A (RB) 5.25%, 09/01/23 (c)	250		251,399
Kentucky Economic Development Finance Authority, Masonic Home Independent Living II, Inc., Series A (RB)
5.00%, 05/15/26 (c)	2,000		1,824,975
5.00%, 05/15/26	85		82,305
Kentucky Municipal Power Agency, Prairie State Project, Series A (RB) (NATL) 5.00%, 09/01/25 (c)	175		180,809
			5,553,191

See Notes to Financial Statements

118

	Par (000’s	)	Value
Louisiana: 1.9%
Calcasieu Parish Service District, Lake Charles Memorial Hospital Project (RB) 5.00%, 12/01/27	$1,025		$1,015,082
Calcasieu Parish Service District, Lake Charles Memorial Hospital Project (RB) (SBG) 5.00%, 12/01/29	150		148,467
City of New Orleans, Louisiana Water (RB) 5.00%, 12/01/25 (c)	305		321,469
City of Shreveport, Water and Sewer, Series C (RB) (BAM) 5.00%, 12/01/26	525		560,408
Louisiana Local Government Environmental Facilities and Community Development Authority, Westlake Chemical Corp. Project (RB) 3.50%, 11/01/27 (c)	4,310		3,986,171
Louisiana Public Facilities Authority, Solid Waste Disposal , Louisiana Pellets, Inc. Project (RB) 7.00%, 07/01/24 (d) *	330		3
Louisiana Public Facilities Authority, Solid Waste Disposal , Louisiana Pellets, Inc. Project, Series A (RB) 7.50%, 07/01/23 (d) *	521		5
Parish of St James, Nustar Logistics, LP Project (RB) 6.10%, 06/01/30 (p)	1,500		1,618,618
			7,650,223
Maryland: 1.3%
City of Baltimore, Convention Center Hotel (RB) 5.00%, 09/01/27 (c)	1,200		1,222,156
City of Baltimore, East Baltimore Research Park Project, Series A (RB) 4.00%, 09/01/27	200		197,249
County of Frederick, Mount Saint Mary’s University, Series A (RB) 5.00%, 09/01/27	350		348,362
County of Howard, Series A (TA) 4.00%, 02/15/26 (c)	200		196,486
Maryland Economic Development Corp., CNX Marine Terminal, Inc. Port of Baltimore Facility (RB) 5.75%, 05/30/23 (c)	695		701,092
	Par (000’s	)	Value
Maryland (continued)
Maryland Economic Development Corp., Metro Centre at Owings Mills Project (TA) 3.75%, 01/01/27 (c)	$155		$150,489
Maryland Economic Development Corp., Port Covington Project (TA) 3.25%, 09/01/30	2,000		1,844,806
Maryland Economic Development Corp., Transportation Facilities, Series A (RB) 5.00%, 06/01/28	425		453,177
			5,113,817
Massachusetts: 0.6%
Collegiate Charter School of Lowell (RB) 5.00%, 06/15/26 (c)	490		492,500
Massachusetts Development Finance Agency, Beth Israel Lahey Health, Inc., Series I (RB) 5.00%, 07/01/26 (c)	310		328,606
Massachusetts Development Finance Agency, Beth Israel Lahey Health, Inc., Series K (RB) 5.00%, 07/01/28	500		547,083
Massachusetts Development Finance Agency, Newbridge on the Charles, Inc. (RB) 4.00%, 05/19/23 (c)	250		247,303
Massachusetts Development Finance Agency, Suffolk University (RB) 5.00%, 07/01/27 (c)	335		352,755
Massachusetts Development Finance Agency, UMass Memorial Health Care, Series I (RB) 5.00%, 07/01/26 (c)	100		104,799
Massachusetts Educational Financing Authority (RB) 5.00%, 01/01/25 (c)	275		280,390
			2,353,436
Michigan: 1.6%
City of Detroit, Michigan Unlimited Tax (GO) 5.00%, 04/01/26	1,000		1,024,843
City of Detroit, Series A (GO) (SBG) 5.00%, 04/01/31 (c)	500		528,180
Grand Rapids Economic Development Corp., Beacon Hill at Eastgate, Series A (RB) 4.00%, 11/01/24 (c)	250		231,941

See Notes to Financial Statements

119

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Michigan (continued)
Great Lakes Water Authority, Water Supply System, Senior Lien, Series C (RB)
5.00%, 07/01/26 (c)	$1,000		$1,069,028
5.00%, 07/01/26 (c)	500		535,695
Michigan Finance Authority Higher Education, Aquinas College Project (RB) 4.00%, 05/01/31	500		441,292
Michigan Finance Authority Higher Education, Thomas M. Cooley Law School Project (RB) 6.25%, 07/01/24 (c)	1,000		993,853
Michigan Strategic Fund, I-75 Improvement Project (RB) 5.00%, 12/31/28 (c)	155		163,149
Wayne County Airport Authority, Detroit metropolitan Wayne County Airport, Series C (RB) 5.00%, 12/01/27	1,415		1,544,789
			6,532,770
Minnesota: 0.6%
City of Anoka, Homestead at Anoka, Inc. Project (RB) 4.25%, 11/01/24 (c)	100		94,774
City of Blaine, Senior Housing and Health Facility, Series A (RB) 5.12%, 07/01/25	415		269,750
City of Brooklyn Park, Charter School, Athlos Leadership Academy Project, Series A (RB) 5.25%, 07/01/25 (c)	350		333,495
Duluth Economic Development Authority, Benedictine Health System, Series A (RB) 4.00%, 07/01/26 (c)	1,000		914,689
Saint Paul Minnesota Housing and Redevelopment Authority, Health Care, Series A (RB) 5.00%, 07/01/25 (c)	500		519,861
Saint Paul Minnesota Housing and Redevelopment Authority, HMONG College Prep Academy Project, Series A (RB) 5.00%, 09/01/26	100		100,174
			2,232,743
Mississippi: 0.7%
Mississippi Business Finance Corp., Enviva, Inc. Project, (RB) 7.75%, 07/15/32 (c) (p)	2,195		2,216,692
	Par (000’s	)	Value
Mississippi (continued)
Mississippi Business Finance Corp., Waste Pro USA, Inc. Project (RB) 5.00%, 08/02/27 (p)	$500		$476,937
			2,693,629
Missouri: 1.0%
City of St. Ann, Northwest Plaza Redevelopment Project, Series A (TA) 4.62%, 11/01/27 (c)	600		582,426
City of St. Louis, Industrial Development Authority, Ballpark Village Development Project, Series A (RB) 3.88%, 11/15/26 (c)	220		191,031
Kansas City Land Clearance Redevelopment Authority, Convention Center Hotel Project, Series B (TA) (AMBAC) 4.38%, 02/01/28 (c)	1,915		1,650,166
Lees Summit Industrial Development Authority, John Knox Village, Series A (RB) 5.00%, 08/15/25 (c)	125		115,935
Maryland Heights Industrial Development Authority, San Louis Community Ice Center Project, Series A (RB) (BAM) 4.38%, 03/15/28 (c)	365		334,034
Plaza at Noah’s Ark Community Improvement District (RB) 3.00%, 05/01/29 (c)	500		453,634
St. Louis County, Industrial Development Authority, Friendship Village St. Louis, Series A (RB) 5.00%, 09/01/25 (c)	500		500,197
			3,827,423
Nebraska: 0.2%
Central Plains Energy Project, Gas Project Crossover, Series A (RB)
5.00%, 09/01/27	500		519,288
5.00%, 09/01/28	100		105,017
5.00%, 09/01/30	125		133,653
			757,958
Nevada: 1.1%
City of Reno, Tax Increment Senior Lien, Series C (TA) 5.40%, 05/30/23 (c)	305		301,854
City of Sparks, Tourism Improvement District No. 1, Legends at Sparks Marina (RB)
2.50%, 06/15/24	150		146,741
2.75%, 06/15/28	1,000		907,468
Clark County, Airport System, Series A-2 (RB) 5.00%, 07/01/24 (c)	100		102,097

See Notes to Financial Statements

120

	Par (000’s	)	Value
Nevada (continued)
Clark County, Nevada Pollution Control, Southern California Edison Company (RB) 2.10%, 06/01/31	$5		$4,168
Clark County, School District, Series A (GO) 5.00%, 06/15/24	500		510,339
Clark County, School District, Series B (GO) (AGM)
5.00%, 06/15/29	250		284,407
5.00%, 06/15/29 (c)	250		283,679
Clark County, School District, Series B (GO) (BAM) 5.00%, 06/15/30	250		288,695
Clark County, School District, Series C (GO) 5.00%, 12/15/25 (c)	115		121,078
State of Nevada, Department of Business and Industry, Fulcrum Sierra Biofuels, LLC Project (RB) 5.88%, 12/15/27	377		386,008
Tahoe Douglas Visitors Authority (RB) 5.00%, 07/01/30 (c)	1,000		1,049,965
			4,386,499
New Hampshire: 0.1%
National Finance Authority, Covanta Project, Series A (RB) 4.00%, 07/01/23 (c)	250		237,145
New Hampshire Health and Education Facilities Authority, Hillside Village, Series A (RB) 5.25%, 07/01/24 (c) (d) *	242		53,260
			290,405
New Jersey: 5.4%
New Jersey Economic Development Authority, Continental Airlines, Inc. Project (RB)
5.25%, 05/30/23 (c)	2,000		2,013,319
5.62%, 03/05/24 (c)	1,000		1,014,903
5.75%, 05/30/23 (c)	300		300,861
New Jersey Economic Development Authority, Motor Vehicle Surcharges, Series A (RB)
4.00%, 07/01/27 (c)	760		774,857
5.00%, 07/01/27 (c)	1,000		1,063,801
New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series A (RB) 4.00%, 11/01/27	380		392,062
New Jersey Economic Development Authority, New Jersey Transit Corp. Project, Series B (RB) 4.00%, 11/01/25	500		507,395
	Par (000’s	)	Value
New Jersey (continued)
5.00%, 11/01/25	$115		$119,853
New Jersey Economic Development Authority, New Jersey Transit Transportation Project, Series A (RB) (AGM) 5.00%, 11/01/29 (c)	110		122,594
New Jersey Economic Development Authority, School Facilities Construction, Series AAA (RB) 5.50%, 12/15/26 (c)	115		124,751
New Jersey Economic Development Authority, School Facilities Construction, Series BBB (RB) 5.50%, 12/15/26 (c)	100		110,030
New Jersey Economic Development Authority, School Facilities Construction, Series NN (RB)
5.00%, 05/31/23 (c)	1,500		1,501,958
5.00%, 05/31/23 (c)	35		35,046
5.00%, 05/31/23 (c)	200		200,261
New Jersey Economic Development Authority, School Facilities Construction, Series PP (RB)
5.00%, 06/15/24 (c)	500		510,713
5.00%, 06/15/24 (c)	320		326,856
5.00%, 06/15/24 (c)	340		347,285
New Jersey Economic Development Authority, School Facilities Construction, Series UU (RB)
5.00%, 06/15/24 (c)	690		704,401
5.00%, 06/15/24	430		437,084
New Jersey Economic Development Authority, School Facilities Construction, Series XX (RB)
4.25%, 06/15/25 (c)	440		448,227
4.38%, 06/15/25 (c)	130		132,926
5.00%, 06/15/25 (c)	345		360,944
New Jersey Economic Development Authority, State House Project, Series B (RB) 4.00%, 12/15/28 (c)	750		779,999
New Jersey Economic Development Authority, West Campus Housing, LLC, Series A (RB) 4.12%, 07/01/25 (c)	175		158,770
New Jersey Educational Facilities Authority, Higher Education Facilities Trust (RB)
5.00%, 06/15/24 (c)	175		178,270
5.00%, 06/15/24 (c)	145		147,750

See Notes to Financial Statements

121

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Hospital Asset Transformation Program (RB) 5.00%, 10/01/24	$315		$321,911
New Jersey State Turnpike Authority, Series A (RB) (AGM) 5.25%, 01/01/26	500		532,240
New Jersey Transportation Trust Fund Authority, Series A (RB)
0.00%, 12/15/25 ^	120		109,803
0.00%, 12/15/26 ^	360		318,832
0.00%, 12/15/32 ^	5		3,545
5.00%, 12/15/28 (c)	205		225,553
5.00%, 06/15/24	300		304,942
5.00%, 06/15/26 (c)	395		417,335
New Jersey Transportation Trust Fund Authority, Series A-1 (RB) 5.00%, 06/15/26 (c)	110		116,247
New Jersey Transportation Trust Fund Authority, Series AA (RB)
5.00%, 06/15/23 (c)	490		491,028
5.00%, 06/15/25 (c)	275		285,185
5.25%, 06/15/25 (c)	365		381,686
5.25%, 06/15/25 (c)	100		104,782
5.25%, 06/15/25 (c)	435		454,220
State of New Jersey, Covid-19 General Emergency, Series A (GO)
5.00%, 06/01/26	500		534,485
5.00%, 06/01/27	500		546,590
State of New Jersey, Various Purposes (GO)
2.00%, 12/01/29 (c)	2,000		1,798,014
3.00%, 06/01/26	80		79,705
5.00%, 06/01/27	100		109,318
Tobacco Settlement Financing Corp., Series A (RB)
5.00%, 06/01/28 (c)	150		163,443
5.00%, 06/01/28 (c)	640		696,520
5.00%, 06/01/28	655		712,668
			21,522,968
New Mexico: 0.8%
City of Farmington, New Mexico Pollution Control, Public Service Company of San Juan And Four Corners Projects, Series B (RB) 2.15%, 10/01/31 (c)	1,700		1,364,968
City of Farmington, New Mexico Pollution Control, Southern California Edison Company Four Corners Project, Series A (RB) 1.80%, 04/01/29	1,100		945,157
	Par (000’s	)	Value
New Mexico (continued)
City of Farmington, New Mexico Pollution Control, Southern California Edison Company Four Corners Project, Series B (RB) 1.80%, 04/01/29	$1,000		$859,234
			3,169,359
New York: 12.4%
Brooklyn Arena Local Development Corp., Barclays Center, Series A (RB)
5.00%, 01/15/27 (c)	100		103,091
5.00%, 01/15/27 (c)	100		103,265
5.00%, 01/15/27 (c)	1,800		1,849,417
5.00%, 07/15/24	1,750		1,772,510
5.00%, 07/15/26	100		103,003
Build NYC Resource Corp., Brooklyn Navy Yard Cogeneration Partners, L.P. Project (RB) 5.00%, 12/31/28	1,195		1,134,383
Build NYC Resource Corp., New World Preparatory Chapter School Project, Series A (RB) 4.00%, 06/15/31	275		257,869
Build NYC Resource Corp., Richmond Preparatory Chapter School Project, Series A (RB) 4.00%, 06/01/29 (c)	595		556,576
County of Suffolk, Series A (GO) (AGM) 5.00%, 02/01/26	250		265,250
County of Suffolk, Series B (GO) (AGM) 5.00%, 10/15/26	250		269,819
Dutchess County Local Development Corp., Health Quest System, Inc., Series B (RB)
5.00%, 07/01/26 (c)	275		280,164
5.00%, 07/01/26 (c)	270		275,489
Huntington Local Development Corp., Gurwin Independent Housing, Inc., Fountaingate Gardens Project (RB) 4.00%, 07/01/27	1,000		950,142
Metropolitan Transportation Authority, Series A-1 (RB) 5.00%, 05/15/26 (c)	250		259,171
Metropolitan Transportation Authority, Series C-1 (RB) 5.00%, 05/15/28 (c)	250		268,265
Metropolitan Transportation Authority, Series D (RB)
5.00%, 11/15/26 (c)	500		519,662
5.00%, 05/15/28 (c)	560		601,097

See Notes to Financial Statements

122

	Par (000’s	)	Value
New York (continued)
Metropolitan Transportation Authority, Series D-1 (RB)
5.00%, 11/15/25 (c)	$250		$257,997
5.00%, 11/15/25 (c)	250		258,548
Monroe County Industrial Development Corp., Rochester regional Health Project, Series A (RB) 5.00%, 12/01/30 (c)	500		534,342
Monroe County Industrial Development Corp., Rochester Regional Health Project, Series A (RB) 5.00%, 12/01/30 (c)	1,060		1,120,362
Monroe County Industrial Development Corp., St. Ann’s Community Project (RB) 4.00%, 01/01/26 (c)	930		817,301
New York Convention Center Development Corp., Hotel Unit (RB) 5.00%, 11/15/25 (c)	500		523,566
New York Liberty Development Corp., 3 World Trade Center Project (RB) 5.15%, 11/15/24 (c)	1,000		1,001,146
New York State Dormitory Authority, Montefiore Medical Center, Series A (RB)
5.00%, 08/01/24	250		251,375
5.00%, 08/01/28 (c)	1,000		992,764
5.00%, 08/01/28 (c)	945		934,533
5.00%, 08/01/28 (c)	2,395		2,361,673
5.00%, 09/01/27	1,000		996,888
New York State Environmental Facilities Corp., Casella Waste Systems, Inc. Project (RB) 2.88%, 12/03/29 (p)	1,000		881,970
New York State Environmental Facilities Corp., Casella Waste Systems, Inc. Project (RB) (FHA 542 (C)) 2.75%, 09/02/25 (c) (p)	600		573,130
New York Transportation Development Corp., American Airlines, Inc. John F. Kennedy International Airport Project (RB)
2.25%, 08/01/26	815		762,675
5.00%, 05/19/23 (c)	620		620,449
5.00%, 05/19/23 (c)	4,155		4,160,106
5.25%, 08/01/30 (c)	865		894,030
New York Transportation Development Corp., Delta Air Lines, Inc. - LaGuardia Airport Terminals C&D Redevelopment Project (RB)
4.00%, 10/01/30	4,380		4,319,070
5.00%, 01/01/28 (c)	785		823,259
	Par (000’s	)	Value
New York (continued)
5.00%, 01/01/28 (c)	$4,405		$4,619,885
New York Transportation Development Corp., Delta Air Lines, Inc., LaGuardia Airport Terminals C&D Redevelopment Project (RB) 5.00%, 01/01/28 (c)	780		818,137
New York Transportation Development Corp., John F. Kennedy Interational Airport Project, Series A (RB) 5.00%, 12/01/24	2,050		2,083,061
New York Transportation Development Corp., John F. Kennedy International Airport Project (RB) 3.00%, 08/01/31	2,000		1,750,113
Niagara Area Development Corp., New York Solid Waste Disposal Facility, Series B (RB) 3.50%, 07/01/23 (c)	1,500		1,464,769
Syracuse Industrial Development Agency, Carousel Center Project, Series A (RB)
5.00%, 01/01/26 (c)	1,130		866,623
5.00%, 01/01/26 (c)	750		575,658
Town of Oyster Bay, Public Improvement, Series B (GO) (AGM) 3.25%, 02/01/26 (c)	665		679,106
Town of Ramapo, Public Improvement, Series A (GO) (FGIC)
4.00%, 05/30/23 (c)	120		115,134
4.12%, 05/30/23 (c)	100		95,606
Triborough Bridge & Tunnel Authority, MTA Bridges and Tunnels, Series A (RB) (BAM-TCRS) 5.00%, 08/15/24	1,800		1,838,055
Trust for Cultural Resources of The City of New York, Lincoln Center for the Performing Arts, Inc., Series A (RB) 5.00%, 12/01/30 (c)	1,000		1,152,808
TSASC, Inc., Tobacco Settlement Bonds, Series A (RB)
5.00%, 06/01/27	70		73,441
5.00%, 06/01/27 (c)	70		73,577
Ulster County Capital Resource Corp., Woodland Pond of New Paltz Project (RB) 4.00%, 09/15/24 (c)	275		259,477

See Notes to Financial Statements

123

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New York (continued)
Yonkers Economic Development Corp., Charter School of Educational Excellence Project, Series A (RB) 4.00%, 10/15/29	$200		$187,713
			49,307,520
North Carolina: 0.3%
North Carolina Eastern Municipal Power Agency, Series B (RB) (NATL) 6.00%, 01/01/25	125		130,765
North Carolina Medical Care Commission, Vedan Health (RB) 5.00%, 06/01/25 (c)	250		261,350
North Carolina Turnpike Authority, Triangle Expressway System (RB) 5.00%, 01/01/25	350		359,425
North Carolina Turnpike Authority, Triangle Expressway System (RB) (AGM) 5.00%, 01/01/29 (c)	500		554,090
			1,305,630
North Dakota: 0.4%
County of Grand Forks, Red River Biorefinery, LLC Project, Series A (RB) 6.62%, 06/15/26 (c) (d) *	3,000		1,650,000
Ohio: 1.9%
American Municipal Power, Inc., Series A (RB) 5.00%, 02/15/29	500		559,268
County of Cuyahoga, Health Care and Independent Living Facilities, Series A (RB) 5.00%, 05/15/29 (c)	1,000		961,993
County of Cuyahoga, Ohio Hospital, The Metrohealth System (RB)
5.00%, 02/15/25	250		255,545
5.00%, 02/15/26	50		51,564
5.00%, 02/15/27	350		365,647
5.00%, 02/15/27 (c)	110		114,362
County of Muskingum, Ohio Hospital Facilities, Genesis Healthcare System (RB) 5.00%, 05/30/23 (c)	1,860		1,860,517
Ohio Air Quality Development Authority, American Electric Co. Project, Series B (RB) 2.60%, 10/01/29 (c) (p)	1,000		887,667
Ohio Air Quality Development Authority, American Electric Company Project, Series A (RB) 2.40%, 10/01/29 (c) (p)	500		440,898
	Par (000’s	)	Value
Ohio (continued)
Ohio Air Quality Development Authority, Ohio Valley Electric Corp. Project, Series A (RB) 3.25%, 09/01/29	$2,000		$1,869,279
			7,366,740
Oklahoma: 0.8%
Oklahoma Development Finance Authority, OU Medicine Project, Series B (RB)
5.00%, 08/15/26	1,000		984,005
5.00%, 08/15/27	250		245,987
Tulsa Municipal Airport Trust, American Airlines, Inc. (RB) 5.00%, 06/01/25 (c) (p)	2,000		2,016,035
			3,246,027
Oregon: 0.0%
Oregon State Business Development Commission, Red Rock Biofuels LLC Clean Energy Project (RB) 11.50%, 04/01/26 (c) (d) *	500		5
Pennsylvania: 4.4%
Allentown Neighborhood Improvement Zone Development Authority (RB)
5.00%, 05/01/27	1,250		1,276,849
5.00%, 05/01/28	1,665		1,703,679
5.00%, 05/01/28	875		896,744
Berks County Industrial Development Authority, Tower Health Project (RB)
4.00%, 11/01/27 (c)	200		123,902
5.00%, 11/01/24	1,000		751,348
5.00%, 11/01/25	1,000		679,977
5.00%, 11/01/26	400		263,922
5.00%, 11/01/27 (c)	1,065		659,938
Berks County Municipal Authority, Tower Health Project, Series A (RB)
5.00%, 02/01/30	800		495,804
5.00%, 02/01/31	425		263,338
Berks County Municipal Authority, Tower Health Project, Series B-2 (RB) 5.00%, 02/01/27 (c) (p)	1,500		974,675
Berks County Municipal Authority, Tower Health Project, Series B-3 (RB) 5.00%, 02/01/30 (c) (p)	500		309,877
City of Philadelphia, Gas Works, Series 13 (RB) 5.00%, 08/01/25	80		83,140
County of Albemarle, Industrial Development Authority Environmental Improvement, United States Steel Corp. Project (RB) 4.88%, 11/01/24	1,500		1,506,331

See Notes to Financial Statements

124

	Par (000’s	)	Value
Pennsylvania (continued)
Dauphin County General Authority University, Harrisburg University of Science and Technology Project (RB)
4.25%, 10/15/26	$1,750		$1,694,811
5.00%, 10/15/27	250		247,540
5.00%, 10/15/28 (c)	500		488,146
Doylestown Hospital Authority, Series A (RB) (SBG) 5.00%, 07/01/23 (c)	250		238,124
Fulton County Industrial Development Authority, Medical Center Project (RB) 4.00%, 07/01/26 (c)	775		765,493
Montgomery County Industrial Development Authority, Whitemarsh Continuing Care Retirement Community Project (RB) 4.00%, 01/01/25	720		704,009
Pennsylvania Economic Development Financing Authority, Pennsylvania Rapid Bridge Replacement Project (RB) 5.00%, 06/30/26	130		133,809
Pennsylvania Turnpike Commission, Series A-2 (RB) 5.00%, 06/01/26 (c)	100		106,133
Pennsylvania Turnpike Commission, Series E (RB) 6.00%, 12/01/27 (c)	875		999,229
Philadelphia Authority for Industrial Development, University of the Arts (RB)
4.50%, 03/15/28 (c)	675		654,974
4.50%, 03/15/28 (c)	25		27,136
Philadelphia Authority, Industrial Development, Electrical and Technology Charter School Project, Series A (RB) 4.00%, 06/01/31	575		547,063
Philadelphia Gas Works Co. (RB) 5.00%, 10/01/26	100		106,408
State Public School Building Authority, School District of Philadelphia Project, Series A (RB) (SAW) 5.00%, 12/01/26 (c)	200		212,092
The Hospitals and Higher Education, Facilities Authority of Philadelphia (RB)
5.00%, 07/01/26	115		119,064
5.00%, 07/01/27 (c)	275		287,524
			17,321,079
	Par (000’s	)	Value
Puerto Rico: 5.5%
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Series A (RB)
5.00%, 07/01/30	$3,000		$3,041,262
6.12%, 07/01/24	410		414,797
Puerto Rico Commonwealth Aqueduct and Sewer Authority, Series B (RB)
5.00%, 07/01/28	1,000		1,017,219
5.00%, 07/01/31 (c)	2,000		2,006,514
Puerto Rico Commonwealth, Series A-1 (GO) (BAM-TCRS)
4.00%, 07/01/31 (c)	2,000		1,834,534
5.38%, 07/01/25	3,638		3,708,848
5.62%, 07/01/27	1,000		1,043,374
5.62%, 07/01/29	3,000		3,176,405
5.75%, 07/01/31	2,000		2,145,085
Puerto Rico Electric Power Authority, Series UU (RB) (AGM) 5.00%, 05/30/23 (c)	250		251,573
Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Series A (RB) 6.62%, 05/30/23 (c)	100		101,455
Puerto Rico Municipal Finance Agency, Series A (RB) (AGM) 5.00%, 05/30/23 (c)	780		784,908
Puerto Rico Sales Tax Financing Corp., Series A-1 (RB) 0.01%, 07/01/28 (c)	2,000		1,361,111
Puerto Rico Sales Tax Financing Corp., Series A-1 (RB) (AGM) 0.01%, 07/01/28 (c)	1,308		986,899
			21,873,984
Rhode Island: 0.5%
Rhode Island Commerce Corp., Department of Transportation, Series A (RB)
5.00%, 05/15/30 (c)	400		459,255
5.00%, 05/15/30 (c)	250		285,794
Rhode Island Commerce Corp., Department of Transportation, Series B (RB) 5.00%, 06/15/26	155		165,126
Rhode Island Health and Educational Building Corp., Care New England, Series B (RB) 5.00%, 09/01/26 (c)	1,000		988,573
			1,898,748
South Carolina: 0.6%
South Carolina Jobs-Economic Development Authority, High Point Academy Project, Series A (RB) 5.00%, 12/15/26 (c)	600		604,547

See Notes to Financial Statements

125

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
South Carolina (continued)
South Carolina Jobs-Economic Development Authority, Solid Waste Disposal, Series A (RB) 5.25%, 07/01/25 (c)	$755		$784,238
South Carolina Jobs-Economic Development Authority, The Woodlands at Furman (RB) 4.00%, 11/15/24 (c)	305		294,311
South Carolina Public Service Authority, Series A (RB)
5.00%, 06/01/25 (c)	290		300,427
5.00%, 06/01/26 (c)	525		549,161
			2,532,684
Tennessee: 0.2%
Blount County, Health and Educational Facilities Board, Series A (RB) 5.00%, 01/01/25 (c) (d) *	500		300,000
Memphis-Shelby County Industrial Development Board, Graceland Project, Series A (TA) 4.75%, 07/01/27	105		87,671
Tennessee Energy Acquisition Corp., Gas Project, Series A (RB) 5.25%, 09/01/26	525		538,804
			926,475
Texas: 7.8%
Austin Convention Enterprises, Inc., Convention Center Hotel, First Tier, Series A (RB)
5.00%, 01/01/27 (c)	1,200		1,236,349
5.00%, 01/01/27 (c)	1,155		1,191,416
Austin Convention Enterprises, Inc., Convention Center Hotel, First Tier, Series A (RB) (SAW) 5.00%, 01/01/26	775		787,834
Austin Convention Enterprises, Inc., Convention Center Hotel, Second Tier, Series A (RB) 5.00%, 01/01/27 (c)	500		504,389
Board of Regents of the University of Texas System, Series A (RB) (AGM) 5.00%, 08/15/29 (c)	50		57,137
Calhoun County Navigation Industrial Development Authority, Max Midstream Texas LLC Project, Series A (RB) 3.62%, 07/01/24 (c)	2,465		2,244,714
Central Texas Regional Mobility Authority, Series B (RB) 5.00%, 01/01/31 (c)	750		844,146
Central Texas Regional Mobility Authority, Series C (RB) 5.00%, 01/01/26 (c)	1,000		1,051,901
	Par (000’s	)	Value
Texas (continued)
Central Texas Turnpike System, Series C (RB) 5.00%, 08/15/24	$120		$122,096
Cities of Dallas & Fort Worth, Dallas/Forth Worth International Airport, Series A (RB) 5.00%, 11/01/23 (c)	1,000		1,004,743
City of Austin, Texas Airport System (RB)
5.00%, 11/15/24 (c)	395		401,804
5.00%, 11/15/25	625		648,459
City of Houston, Airport System, Series C (RB) 5.00%, 07/01/27	180		191,573
City of Houston, Airport System, United Airlines, Inc. Terminal E Project (RB) 5.00%, 07/01/24 (c)	2,250		2,257,051
City of Houston, Airport System, United Airlines, Inc. Terminal E Project, Series A (RB) 5.00%, 07/01/27	250		252,552
City of Houston, Continental Airlines, Inc., Terminal Improvement Projects (RB) 6.50%, 05/30/23 (c)	200		200,574
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Series C (RB)
5.00%, 07/15/27	1,000		1,010,382
5.00%, 07/15/28	500		507,591
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Technical Operations Center Project (RB) 5.00%, 07/15/28	1,500		1,522,773
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Terminal E Project (RB) 4.75%, 07/01/24	545		545,405
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Terminal Improvement Projects, Series B-1 (RB) 5.00%, 07/15/25 (c)	1,000		1,004,748
City of Houston, Texas Airport System Special Facilities, United Airlines, Inc., Terminal Improvement Projects, Series B-2 (RB) 5.00%, 07/15/27	1,750		1,768,169

See Notes to Financial Statements

126

	Par (000’s	)	Value
Texas (continued)
Clifton Higher Education Finance Corp., Series A (RB)
4.62%, 08/15/25	$60		$59,465
5.12%, 08/15/25 (c)	200		200,561
Clifton Higher Education Finance Corp., Series D (RB) 5.25%, 08/15/25 (c)	500		502,951
Gulf Coast Industrial Development Authority, CITGO Petroleum Corp. Project (RB) 4.88%, 05/30/23 (c)	335		333,084
Harris County, Houston Sports Authority, Junior Lien, Series H (RB) (NATL) 0.00%, 11/15/29 ^	315		246,380
Love Field Airport Modernization Corp., Southwest Airlines Co. (RB) 5.00%, 05/30/23 (c)	1,000		1,000,152
Lower Colorado River Authority, LCRA Transmission Services Corp. Project (RB)
5.00%, 05/15/25 (c)	335		348,835
5.00%, 05/15/29 (c)	200		224,066
Matagorda County District No. 1, Pollution Control, Series B (RB) (AMBAC) 4.55%, 05/01/30	105		106,044
Matagorda County Navigation District No 1 (RB) 4.00%, 06/03/23 (c)	2,100		2,063,892
Mesquite Health Facility Development Corp., Christian Care Centers, Inc. Project (RB) (NATL) 5.00%, 02/15/26 (c) (d) *	113		3,398
Mission Economic Development Corp., Senior Lien, Natgasoline Project (RB) 4.62%, 05/19/23 (c)	3,200		3,126,856
New Hope Cultural Education Facilities Finance Corp., Carillon Lifecare Community Project (RB) 4.00%, 07/01/24 (c)	1,000		876,909
New Hope Cultural Education Facilities Finance Corp., Legacy Preparatory Charter Academy, Series A (RB) 5.25%, 05/30/23 (c)	185		186,435
New Hope Cultural Education Facilities Finance Corp., NCCD-College Station Properties LLC, Series A (RB)
5.00%, 07/01/23	100		85,000
5.00%, 07/01/24	100		85,000
	Par (000’s	)	Value
Texas (continued)
North Texas Tollway Authority, First Tier, Series D (RB) (AGC) 0.01%, 01/01/29	$405		$338,239
North Texas Tollway Authority, Second Tier, Series B (RB) 5.00%, 01/01/26 (c)	185		193,344
Port Beaumont Navigation District, Texas Dock & Wharf Facility, Series A (RB) 2.62%, 07/01/23 (c)	550		437,263
SA Energy Acquisition Public Facility Corp. (RB)
5.50%, 08/01/24	55		55,792
5.50%, 08/01/25	125		128,456
5.50%, 08/01/27	110		116,178
Tarrant County Cultural Education Facilities Finance Corp., MRC Stevenson Oaks Project, Series A (RB) 6.25%, 11/15/27 (c)	250		241,353
Tarrant County Cultural Education Facilities Finance Corp., Retirement Facility (RB) 4.00%, 05/15/24 (c)	275		260,340
Texas Municipal Gas Acquisition and Supply Corp. I, Senior Lien, Series A (RB)
5.25%, 12/15/23	15		15,104
5.25%, 12/15/24	60		61,178
5.25%, 12/15/25	100		103,152
Texas Municipal Gas Acquisition and Supply Corp. III (RB) 5.00%, 12/15/28	350		364,610
			31,119,843
Utah: 0.5%
Utah Charter School Finance Authority, Freedom Academy Foundation Project (RB) 4.50%, 06/15/27	800		781,166
Utah Salt Lake City, International Airport, Series A (RB) 5.00%, 07/01/31	1,000		1,116,391
			1,897,557
Virgin Islands: 0.9%
Matching Fund Special Purpose Securitization Corp., Virgin Island, Series A (RB)
5.00%, 10/01/28	585		596,400
5.00%, 10/01/32	1,000		1,014,949
Virgin Islands Public Finance Authority, Virgin Islands Gross Receipts Taxes, Series C (RB)
5.00%, 10/01/24	200		196,047
5.00%, 10/01/24 (c)	1,000		898,328

See Notes to Financial Statements

127

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Virgin Islands (continued)
Virgin Islands Water & Power Authority, Series B (RB)
5.00%, 05/30/23 (c)	$55		$53,112
5.00%, 05/30/23 (c)	620		593,175
5.00%, 05/30/23 (c)	75		73,084
5.00%, 05/30/23 (c)	150		149,256
			3,574,351
Virginia: 1.1%
Amherst Industrial Development Authority, Educational Facilities, Sweet Briar College (RB) 4.75%, 05/30/23 (c)	140		132,271
Peninsula Town Center Community Development Authority (RB) 4.50%, 09/01/27 (c)	325		322,591
Roanoke County Economic Development Authority, Series A (RB) 4.75%, 09/01/26 (c) (d) *	1,835		1,446,509
Roanoke Economic Development Authority, Residential Care Facility (RB) 4.30%, 09/01/27 (c) (d) *	1,525		1,159,371
Virginia College Building Authority, Marymount University Project, Series B (RB) 5.25%, 07/01/25 (c)	710		716,735
Virginia Small Business Financing Authority, Elizabeth River Crossing OPCO LLC Project (RB) 4.00%, 01/01/31	635		640,622
			4,418,099
Washington: 1.4%
King County, Public Hospital District No. 4, Snoqualmie Valley Hospital, Series A (RB) 5.00%, 12/01/25	110		110,171
Klickitat County, Public Hospital District No. 2 (RB) 4.00%, 12/01/27	750		720,519
Washington Health Care Facilities Authority, CommonSpirit Health, Series B-2 (RB) 5.00%, 08/01/25 (c) (p)	480		492,442
Washington State, Convention Center Public Facilities District (RB) 4.00%, 07/01/31	2,250		2,177,095
Washington State, Convention Center Public Facilities District, Series B (RB) 4.00%, 07/01/31 (c)	250		248,449
	Par (000’s	)	Value
Washington (continued)
Washington State, Convention Center Public Facilities District, Series B (RB) (AGM) 4.00%, 07/01/31 (c)	$1,000		$997,638
Washington State, Housing Finance Commission, Presbyterian Retirement Communities Northwest Projects, Series A (RB)
3.75%, 07/01/26	185		175,448
4.00%, 01/01/25 (c)	500		468,677
5.00%, 01/01/25 (c)	365		326,223
			5,716,662
West Virginia: 0.5%
County of Ohio, Fort Henry Centre Tax Increment Financing District No. 1, The Highlands Project (TA) 4.75%, 05/30/23 (c)	680		672,013
West Virginia Economic Development Authority, Arch Resources Project (RB) (SAW) 4.12%, 07/01/25 (c) (p)	1,000		984,819
West Virginia Hospital Finance Authority, West Virginia University Health System, Series A (RB) 5.00%, 06/01/26	150		158,839
			1,815,671
Wisconsin: 1.3%
Public Finance Authority, Celanese Corp., Series C (RB) 4.30%, 05/01/26 (c)	1,000		981,156
Public Finance Authority, Living Community First Mortgage (RB) 4.25%, 05/01/27 (c)	455		403,364
Public Finance Authority, North Carolina Charter Educational Foundation Project, Series A (RB) 4.10%, 06/15/26	475		459,314
Public Finance Authority, Penick Village (RB) 4.00%, 09/01/26 (c)	505		445,818
Public Finance Authority, Phoenix Academy Project, Series A (RB) 5.00%, 06/15/24 (c)	150		143,219
Public Finance Authority, Prime Healthcare Foundation, Inc., Series A (RB) 5.00%, 12/01/27	1,505		1,540,916

See Notes to Financial Statements

128

	Par (000’s	)	Value
Wisconsin (continued)
Public Finance Authority, Waste Management, Inc. Project, Series A-1 (RB) 2.62%, 11/01/25	$1,050		$1,012,143
			4,985,930
Total Municipal Bonds: 98.5% (Cost: $425,057,148)			391,763,270
Other assets less liabilities: 1.5%			5,846,801
NET ASSETS: 100.0%			$397,610,071

Definitions:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Assurance Co.
CP	Certificate of Participation
FGIC	Financial Guaranty Insurance Co.
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SA	Special Assessment
SAW	State Aid Withholding
SBG	School Board Guaranteed
TA	Tax Allocation

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(p)	Putable Security — the redemption date shown is when the security may be redeemed by the investor
*	Non-income producing
^	Zero Coupon Bond
	% of
Summary of Investments by Sector	Investments	Value
Industrial Development Revenue	18.6%	$72,992,121
Local GO	11.8	46,145,956
Tax	8.9	34,658,582
Hospitals	7.4	28,976,009
State GO	7.2	28,315,354
Education	6.2	24,242,944
Utilities	6.0	23,534,184
Leasing COPS & Appropriations	5.6	21,739,073
Power	5.5	21,460,722
Health	5.4	21,259,680
Airport	5.3	20,709,452
Transportation	2.9	11,472,609
Water & Sewer	2.4	9,381,383
Toll & Turnpike	2.0	7,914,691
Miscellaneous	2.0	7,759,711
Refunded	0.9	3,510,767
Pollution Control	0.6	2,396,736
Multi-Family Housing	0.6	2,332,199
Tobacco	0.4	1,719,649
Unassigned	0.3	1,241,448
	100.0%	$391,763,270

See Notes to Financial Statements

129

VANECK SHORT HIGH YIELD MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds *	$—	$391,763,270	$—	$391,763,270

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

130

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Par (000’s	)	Value
MUNICIPAL BONDS: 98.6%
Alabama: 2.7%
Alabama Federal Aid Highway Finance Authority, Series A (RB) 5.00%, 09/01/27 (c)	$1,000		$1,104,173
Black Belt Energy Gas District Gas, Project No. 4, Series A (RB) 4.00%, 12/01/25 (c) (p)	1,000		1,001,562
Black Belt Energy Gas District, Series C-1 (RB) 4.00%, 12/01/26 (c) (p)	600		598,459
County of Jefferson (RB) 5.00%, 03/15/27 (c)	525		562,209
Jefferson County, Series A (GO) 5.00%, 04/01/25	340		352,257
Lower Alabama Gas District, Project No. 2 (RB) (SAW) 4.00%, 12/01/25 (c) (p)	1,500		1,500,161
Tuscaloosa City Board of Education (RB)
5.00%, 08/01/26 (c)	825		883,011
5.00%, 08/01/26 (c)	1,055		1,129,184
			7,131,016
Alaska: 0.3%
Alaska Housing Finance Corp., Series A (RB) 4.00%, 06/01/25 (c)	700		714,158
Arizona: 1.1%
City of Phoenix, Civic Improvement Corp., Junior Lien Airport, Series D (RB) 5.00%, 07/01/23	250		250,631
Maricopa County Industrial Development Authority, Banner Health, Series A (RB) 5.00%, 01/01/26	700		738,452
Maricopa County Special Health Care District, Series D (GO) 5.00%, 07/01/23	500		501,220
Pima County (GO) 4.00%, 07/01/23	310		310,401
Salt River Project Agricultural Improvement & Power District, Series A (RB)
5.00%, 01/01/26	500		529,711
5.00%, 01/01/27	500		542,794
			2,873,209
California: 17.7%
Bay Area Toll Authority, San Francisco Bay Area, Series A (RB) 2.95%, 04/01/26 (c) (p)	1,180		1,161,644
Bay Area Toll Authority, Series B (RB) 2.85%, 04/01/25 (c) (p)	385		381,417
	Par (000’s	)	Value
California (continued)
Bay Area Toll Authority, Series G (RB) 2.00%, 04/01/24 (c) (p)	$725		$712,858
California Community Choice Financing Authority, Clean Energy, Series A-1 (RB) 4.00%, 08/01/28 (c) (p)	500		505,316
California Health Facilities Financing Authority, Providence St. Joseph Health, Series B-2 (RB) 4.00%, 10/01/24 (c) (p)	500		502,408
California Health Facilities Financing Authority, Providence St. Joseph Health, Series B-3 (RB) 2.00%, 10/01/25 (c) (p)	335		323,764
California Health Facilities Financing Authority, Providence St. Joseph Health, Series C (RB) 5.00%, 10/01/25 (p)	585		605,678
California Infrastructure And Economic Development Bank, Series B-2 (RB) 3.00%, 10/01/26 (c) (p)	500		501,606
California State Public Works Board, Various Capital Projects, Series B (RB)
5.00%, 10/01/26	885		956,345
5.00%, 10/01/27 (c)	835		923,881
California State Public Works Board, Various Capital Projects, Series D (RB) 5.00%, 09/01/26	500		539,180
California Statewide Communities Development Authority, Cottage Health System (RB) 5.00%, 11/01/24 (c)	900		926,289
City & County of San Francisco, Series R-1 (GO) 4.00%, 06/15/23 (c)	1,000		1,001,924
Foothill-Eastern Transportation Corridor Agency, Series A (RB) 0.00%, 01/01/27 ^	500		454,059
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Series A (RB)
5.00%, 06/01/23 (c)	500		500,772
5.00%, 06/01/25 (c)	1,870		1,958,380
5.00%, 06/01/25 (c)	1,000		1,047,262
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement, Series A (RB) (AGM) 0.00%, 06/01/26 ^	1,000		921,184

See Notes to Financial Statements

131

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
California (continued)
Grossmont-Cuyamaca Community College District (GO) 5.00%, 08/01/24	$265		$271,804
Los Angeles Community College District, Series C (GO) 5.00%, 08/01/26	500		539,686
Los Angeles Department of Water & Power, Series B (RB)
5.00%, 07/01/23	550		551,653
5.00%, 07/01/24	250		255,868
Los Angeles Unified School District, Series A (GO)
5.00%, 07/01/24	875		895,536
5.00%, 07/01/26	800		860,397
Metropolitan Water District of Southern California, Series B (RB)
5.00%, 07/01/23 (c)	450		451,356
5.00%, 07/01/24 (c)	1,000		1,023,644
Northern California Energy Authority, Series A (RB) 4.00%, 07/01/24 (p)	1,000		1,006,814
Oakland Unified School District, Series A (GO)
5.00%, 08/01/23	350		351,432
5.00%, 08/01/25 (c)	1,000		1,051,473
Orange County Transportation Authority, I-405 Improvement Project (RB)
4.00%, 10/15/24	675		684,850
5.00%, 10/15/24	750		771,529
Public Utilities Commission of the City & County of San Francisco, Wastewater Revenue, Series A (RB) 5.00%, 10/01/26	1,000		1,081,639
Public Utilities Commission of the City & County of San Francisco, Wastewater Revenue, Series B (RB) 2.12%, 10/01/23 (c) (p)	930		927,818
Regents of The University Of California, Limited Project, Series I (RB) 5.00%, 05/15/23	485		485,322
San Bernardino Community College District, Series A (GO) 4.00%, 08/16/27 (c)	540		575,220
San Bernardino Community College District, Series B (GO) 4.00%, 08/01/23 (c)	1,275		1,277,590
San Bernardino County, Capital Facilities, Project B (CP) 6.88%, 08/01/24	1,035		1,075,720
San Joaquin Hills, Agency Toll Road (RB)
0.00%, 01/01/24 ^	1,000		978,533
0.00%, 01/01/25 ^	500		476,140
	Par (000’s	)	Value
California (continued)
Southern California Public Power Authority. Windy Point/Windy Flats Project (RB) 5.00%, 01/01/24 (c)	$725		$734,376
Southwestern Community College District, Series D (GO) 5.00%, 08/01/25 (c)	500		525,736
State of California Department of Water Resources (RB) 5.00%, 12/01/26	500		543,825
State of California, Various Purpose (GO)
3.00%, 03/01/26	1,000		1,002,900
4.00%, 10/01/27	1,100		1,163,475
4.00%, 11/01/24	300		304,975
4.00%, 03/01/24	500		504,315
5.00%, 10/01/24	555		571,131
5.00%, 10/01/27	1,000		1,102,852
5.00%, 10/01/27	530		584,511
5.00%, 10/01/27	500		551,426
5.00%, 11/01/23	525		530,181
5.00%, 11/01/26	915		988,297
5.00%, 11/01/27 (c)	1,000		1,108,145
5.00%, 11/01/28	910		1,028,871
5.00%, 12/01/27	500		553,562
5.00%, 04/01/24	300		305,548
5.00%, 04/01/27	750		817,552
5.00%, 08/01/24	325		333,506
5.00%, 08/01/25	1,000		1,048,790
5.00%, 08/01/27	1,305		1,433,664
5.00%, 09/01/23	1,000		1,006,408
5.00%, 09/01/25	300		315,250
5.00%, 09/01/26	1,000		1,075,706
			47,652,993
Colorado: 1.6%
Colorado Health Facilities Authority, Sanford, Series A (RB) 5.00%, 11/01/25	500		522,569
Douglas County School District No. RE-1 (GO) (SAW) 5.00%, 12/15/24	1,000		1,033,225
Larimer County School District No. R-1 (GO) (SAW) 5.00%, 12/15/23	450		455,184
Regional Transportation District, Fastracks Project, Series B (RB) 5.00%, 11/01/28	1,000		1,128,432
State of Colorado, Series A (CP) 5.00%, 12/15/26	500		538,608
University of Colorado, Series A-2 (RB) 4.00%, 06/01/28 (c)	500		538,011
			4,216,029
Connecticut: 2.6%
State of Connecticut, Series C (GO) 5.00%, 06/15/26	300		320,432

See Notes to Financial Statements

132

	Par (000’s	)	Value
Connecticut (continued)
State of Connecticut, Series D (GO)
5.00%, 04/15/26	$1,040		$1,106,536
5.00%, 08/15/23	300		301,568
State of Connecticut, Series E (GO) 5.00%, 09/15/25	270		283,734
State of Connecticut, Special Tax Obligation, Series A (ST) 5.00%, 05/01/28	600		669,567
State of Connecticut, State Revolving Fund, Series B (RB) 5.00%, 06/01/26	275		294,726
State of Connecticut, Transportation Infrastructure Purposes, Series A (ST) 5.00%, 05/01/26	1,015		1,082,279
State of Connecticut, Transportation Infrastructure Purposes, Series B (RB) 5.00%, 10/01/24	535		549,799
University of Connecticut, Series A (RB)
5.00%, 04/15/24	575		585,354
5.00%, 04/15/26	550		585,510
5.00%, 04/15/28 (c)	1,000		1,110,435
			6,889,940
Delaware: 0.5%
Delaware State Economic Development Authority, NRG Energy Project, Series A (RB) 1.25%, 10/01/25 (c) (p)	500		456,155
Delaware Transportation Authority (RB) 5.00%, 07/01/26	500		536,959
State of Delaware, Series A (GO) 5.00%, 10/01/25	410		432,281
			1,425,395
District of Columbia: 1.0%
District of Columbia, Series C (RB) 5.00%, 10/01/26	785		847,482
District of Columbia, Series D (GO) 5.00%, 06/01/25	315		329,496
District of Columbia, Series E (GO) 5.00%, 06/01/25	500		523,010
Metropolitan Washington Airports Authority, Dulles Toll Road (RB) (AGC) 6.50%, 10/01/26 (c)	1,000		1,123,452
			2,823,440
Florida: 2.9%
Central Florida Expressway Authority (RB) (AGM) 5.00%, 07/01/27	500		548,244
	Par (000’s	)	Value
Florida (continued)
Central Florida Expressway Authority, Series B (RB) 5.00%, 07/01/26	$300		$320,289
County of Miami-Dade, Water and Sewer System (RB) 5.00%, 10/01/28	1,000		1,122,010
Florida Department of Management Services, Series A (CP) 5.00%, 11/01/26	250		269,592
Florida State Board of Education, Public Education Capital Outlay, Series C (GO) 5.00%, 06/01/24	1,000		1,020,487
Florida State Department of Transportation, Turnpike Enterprise, Series A (RB) 5.00%, 07/01/25 (c)	655		683,668
Miami-Dade County, Florida Water And Sewer System Revenue Refunding Bonds, Series B (RB) 5.00%, 10/01/27	500		549,889
School Board of Miami-Dade County, Series A (CP) 5.00%, 05/01/25 (c)	895		923,624
School District of Broward County, Series C (CP) 5.00%, 07/01/24	340		346,842
State of Florida, Board of Education, Lottery Revenue, Series A (RB)
5.00%, 07/01/23	450		451,293
5.00%, 07/01/24	650		664,654
State of Florida, Department Of Management Services, Series A (RB) 5.00%, 09/01/25	750		783,972
			7,684,564
Georgia: 3.5%
City of Atlanta, Water and Wastewater, Series A (RB) 5.00%, 11/01/24	500		515,570
Main Street Natural Gas, Inc., Series A (RB)
4.00%, 09/01/23 (c) (p)	500		500,388
4.00%, 09/01/27 (c) (p)	1,250		1,256,023
Main Street Natural Gas, Inc., Series B (RB) 4.00%, 12/02/24 (c) (p)	1,500		1,507,619
Main Street Natural Gas, Inc., Series C (RB) 4.00%, 09/01/26 (c) (p)	2,000		1,998,399
State of Georgia, Series A (GO)
5.00%, 02/01/26 (c)	680		726,320
5.00%, 08/01/26	700		753,289
State of Georgia, Series C (GO) 5.00%, 07/01/26	1,000		1,073,918

See Notes to Financial Statements

133

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Georgia (continued)
State of Georgia, Series E (GO) 5.00%, 12/01/24	$1,100		$1,136,524
			9,468,050
Guam: 0.4%
Guam Government, Waterworks Authority, Water and Wastewater System (RB) 5.50%, 07/01/23 (c)	1,000		1,003,413
Hawaii: 0.5%
City & County of Honolulu, Rail Transit Project, Series E (GO)
5.00%, 03/01/26	785		833,900
5.00%, 03/01/27	500		544,102
			1,378,002
Illinois: 4.6%
Board of Trustees of the University of Illinois, Series A (RB) 5.00%, 04/01/25	500		519,824
Chicago O’Hare International Airport, Series B (RB) (AGM) 5.00%, 01/01/26	500		527,334
Chicago O’Hare International Airport, Series C (RB) 5.00%, 01/01/26	315		332,221
Chicago Park District, Series A (GO) (NATL) 5.50%, 01/01/24 (c)	1,375		1,396,496
Chicago Transit Authority, Federal Transit Administration Section 5307 Urbanized Area Formula (RB)
5.00%, 06/01/23	350		350,322
5.00%, 06/01/25	340		351,320
City of Chicago, Series A (GO) 5.00%, 01/01/27	500		524,153
Cook County, Series A (GO) 5.00%, 11/15/26	300		319,010
Illinois Finance Authority, Clean Water Initiative (RB)
5.00%, 01/01/25	600		620,990
5.00%, 01/01/28	500		554,395
5.00%, 07/01/27	685		751,947
Illinois Finance Authority, Clean Water Initiative (RB) (AGM) 5.00%, 07/01/24	500		511,446
Illinois Finance Authority, Northwestern Memorial Healthcare, Series A (RB) 5.00%, 07/15/23	250		250,812
Illinois State Toll Highway Authority, Series A (RB) 5.00%, 01/01/27	415		449,913
Illinois State Toll Highway Authority, Series C (RB) 5.00%, 01/01/27	650		704,683
	Par (000’s	)	Value
Illinois (continued)
Sales Tax Securitization Corp., Series A (RB) 5.00%, 01/01/24	$550		$555,937
State of Illinois (GO) (AGC) 5.50%, 05/01/25	335		347,785
State of Illinois, Series A (RB) 4.00%, 06/15/28	580		596,810
State of Illinois, Series D (GO)
5.00%, 11/01/23	500		503,433
5.00%, 11/01/25	1,345		1,395,061
5.00%, 11/01/26	800		844,709
			12,408,601
Indiana: 0.8%
Indiana Finance Authority Hospital, Series 2012A, Community Health Network Project (RB) 5.00%, 05/01/23 (c)	1,000		1,000,000
Indiana Finance Authority, Indiana University Health, Series C (RB) 5.00%, 12/01/23	500		504,234
Indiana Finance Authority, Series C (RB) 5.00%, 12/01/24	575		593,641
			2,097,875
Iowa: 0.1%
Iowa Finance Authority (RB) 5.00%, 08/01/23	250		251,122
Kentucky: 1.3%
Kentucky Public Energy Authority, Gas Supply, Series B (RB) 4.00%, 01/01/25 (c) (p)	1,085		1,087,819
Kentucky Public Energy Authority, Gas Supply, Series C-1 (RB) 4.00%, 06/01/25 (c) (p)	1,100		1,101,829
Kentucky State Property & Building Commission (RB) 5.00%, 05/01/26	275		291,598
Louisville & Jefferson County, Metro Government, Norton Healtcare, Inc., Series C (RB) 5.00%, 10/01/26 (c) (p)	1,000		1,046,858
			3,528,104
Louisiana: 0.8%
Louisiana Public Facilities Authority, Ochsner Clinic Project, Series B (RB) (SAW) 5.00%, 05/15/25 (c) (p)	500		514,059
Louisiana State Citizens Property Insurance Corp., Series 2 (RB) 5.00%, 06/01/23	590		590,800

See Notes to Financial Statements

134

	Par (000’s	)	Value
Louisiana (continued)
St. John Baptist Parish, Marathon Oil Co., Series B-2 (RB) 2.38%, 07/01/26 (p)	$750		$709,821
State of Louisiana, Series A (GO) 5.00%, 03/01/26	335		355,397
			2,170,077
Maine: 0.2%
State of Maine, Series B (GO) (SBG) 5.00%, 06/01/25	500		522,596
Maryland: 3.0%
County of Montgomery, Consolidated Public Improvement, Series A (GO) 5.00%, 11/01/26	265		286,967
Department of Transportation of Maryland, Series B (RB) 5.00%, 12/01/23	500		505,502
Prince George’s County, Series A (GO) 5.00%, 07/15/25	425		445,837
State of Maryland, Department of Transportation (RB)
4.00%, 11/01/24 (c)	500		510,911
5.00%, 10/01/26	595		642,156
5.00%, 05/01/23	500		500,000
State of Maryland, Series B (GO)
5.00%, 08/01/24	550		563,713
5.00%, 08/01/25	500		525,065
State of Maryland, State and Local Facilities Loan, First Series (GO) 4.00%, 06/01/24 (c)	560		566,562
State of Maryland, State and Local Facilities Loan, First Series A (GO) 5.00%, 03/15/24	1,500		1,525,060
State of Maryland, State and Local Facilities Loan, First Series C (GO) 5.00%, 08/01/24	250		256,233
State of Maryland, State and Local Facilities Loan, Second Series A (GO) 5.00%, 08/01/26	625		671,367
State of Maryland, State and Local Facilities Loan, Series A (GO) 5.00%, 03/15/29	1,000		1,143,102
			8,142,475
Massachusetts: 3.2%
Commonwealth of Massachusetts, Federal Highway Grant Anticipation, Series A (RB) 5.00%, 06/15/23 (c)	860		861,996
	Par (000’s	)	Value
Massachusetts (continued)
Commonwealth of Massachusetts, Series A (GO)
5.00%, 01/01/26	$250		$264,855
5.00%, 01/01/27	710		770,767
Commonwealth of Massachusetts, Series C (GO) 5.00%, 10/01/26	400		431,566
Commonwealth of Massachusetts, Series D (GO)
5.00%, 07/01/23	900		902,675
5.00%, 07/01/27	250		274,745
Commonwealth of Massachusetts, Series E (GO)
3.00%, 12/01/25	750		753,047
5.00%, 11/01/26	295		318,940
Commonwealth of Massachusetts, Series E (GO) (AGM) 5.00%, 09/01/26	250		269,175
Massachusetts Bay Transportation Authority Subordinated Sales Tax Bonds Series A, Subseries A-1 & Subseries A-2 (RB) 5.00%, 07/01/24	515		526,849
Massachusetts Development Finance Agency, Broad Institute (RB) 5.00%, 04/01/26	450		477,692
Massachusetts Development Finance Agency, Harvard University Issue, Series A (RB) 5.00%, 10/15/26	500		541,014
Massachusetts Housing Finance Agency Housing Bonds, Series B-2 (RB) 0.90%, 12/01/24 (c)	1,000		905,217
Massachusetts School Building Authority, Series A (RB) 5.00%, 05/15/23 (c)	500		500,310
Massachusetts State College Building Authority, Series A (RB) 5.00%, 05/01/25 (c)	775		810,950
			8,609,798
Michigan: 1.3%
City of Royal Oak Hospital Finance Authority, William Beaumont Hospital Obligated Group, Series D (RB) 5.00%, 03/01/24 (c)	1,000		1,013,139
Great Lakes Water Authority Water Supply System, Series A (RB) 5.00%, 07/01/24	590		601,126
State of Michigan, Grant Anticipation (RB) 5.00%, 03/15/24	650		659,570

See Notes to Financial Statements

135

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Michigan (continued)
5.00%, 03/15/26	$1,065		$1,130,889
			3,404,724
Minnesota: 1.1%
Minneapolis-St. Paul Metropolitan Area, Series C (GO) 5.00%, 12/01/26	1,000		1,085,144
State of Minnesota, Various Purpose, Series A (GO) 5.00%, 08/01/24	1,200		1,229,919
State of Minnesota, Various Purpose, Series D (GO) 5.00%, 08/01/26	570		612,655
			2,927,718
Missouri: 0.6%
City of St. Louis, St. Louis Lambert International Airport, Series A (RB) (AGM) 5.00%, 07/01/23	1,000		1,002,109
Health & Educational Facilities Authority, Mercy Health, Series A (RB) 5.00%, 06/01/25	150		155,483
Missouri State Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water, Series B (RB) 5.00%, 07/01/25 (c)	500		522,956
			1,680,548
Nebraska: 0.2%
Central Plains Energy Project, Gas Project Crossover, Series A (RB) 5.00%, 01/01/24 (c) (p)	500		503,693
Nevada: 0.7%
Clark County (GO) 5.00%, 06/01/25	1,090		1,139,035
County of Clark, Nevada McCarran International Airport, Series A (RB) 5.00%, 07/01/23	300		300,817
County of Clark, Series B (GO) 5.00%, 11/01/23	450		454,285
			1,894,137
New Jersey: 4.1%
New Jersey Economic Development Authority, School Facilities Construction, Series DDD (RB)
5.00%, 06/15/27 (c)	615		677,626
5.00%, 06/15/27 (c)	935		1,030,212
New Jersey Economic Development Authority, School Facilities Construction, Series WW (RB) 5.25%, 06/15/25 (c)	500		525,664
	Par (000’s	)	Value
New Jersey (continued)
New Jersey Educational Facilities Authority, Higher Education Facilities Trust (RB)
5.00%, 06/15/23	$1,000		$1,001,706
5.00%, 06/15/24	575		584,472
5.00%, 06/15/24 (c)	500		509,484
New Jersey Educational Facilities Authority, Princeton University, Series B (RB) 5.00%, 07/01/25	1,000		1,048,924
New Jersey Health Care Facilities Financing Authority, AHS Hospital Corp. (RB) 5.00%, 07/01/23	300		300,787
New Jersey Higher Education Student Assistance Authority, Series A (RB) (AGM) 5.00%, 12/01/23	500		504,925
New Jersey Transportation Trust Fund Authority, Series A (RB)
5.00%, 12/15/23	1,175		1,185,212
5.00%, 12/15/26	500		532,035
5.00%, 06/15/24	1,410		1,434,317
State of New Jersey, Covid-19 General Emergency, Series A (GO) 5.00%, 06/01/27	500		546,590
State of New Jersey, Various Purposes (GO)
2.00%, 06/01/25	500		483,505
2.00%, 06/01/26	500		477,253
Tobacco Settlement Financing Corp., Series A (RB) 5.00%, 06/01/23	290		290,390
			11,133,102
New Mexico: 0.8%
State of New Mexico (GO) 5.00%, 03/01/24	500		508,384
State of New Mexico, Series A (RB) 5.00%, 07/01/27	840		920,701
State of New Mexico, Series B (GO) 5.00%, 03/01/25	250		260,329
State of New Mexico, Series B (RB) 5.00%, 07/01/26	535		572,861
			2,262,275
New York: 13.3%
City of New York, Series A (GO)
4.00%, 08/01/23	250		250,514
5.00%, 08/01/24	1,500		1,537,399
City of New York, Series C (GO) 5.00%, 08/01/24	750		768,699
City of New York, Series C (GO) (SD CRED PROG) 5.00%, 08/01/27	500		548,451

See Notes to Financial Statements

136

	Par (000’s	)	Value
New York (continued)
City of New York, Series C and D (GO)
5.00%, 08/01/23	$320		$321,437
5.00%, 08/01/26	325		348,062
City of New York, Series E (GO) 5.00%, 08/01/24	255		261,358
City of New York, Series F-1 (GO) 5.00%, 03/01/27	410		445,383
Long Island Power Authority Electric System (RB) (BAM) 5.00%, 09/01/26	510		549,287
Metropolitan Transportation Authority, Series A-1 (RB) 5.00%, 11/15/24 (p)	2,000		2,023,617
Metropolitan Transportation Authority, Series A-2 (RB) (SD CRED PROG) 5.00%, 05/15/24 (p)	1,160		1,173,304
Metropolitan Transportation Authority, Series B (RB)
5.00%, 11/15/23	290		291,856
5.00%, 11/15/26	500		524,645
Metropolitan Transportation Authority, Series C-1 (RB) 5.00%, 11/15/23	500		503,208
New York City Housing Development Corp., Multi- Family Housing, Series F-2 (RB) (FHA 542 (C)) 0.60%, 07/01/25 (c) (p)	305		281,816
New York City Industrial Development Agency, Queens Baseball Stadium Project, Series A (RB) (AGM) 5.00%, 01/01/27	750		802,511
New York City Transitional Finance Authority Future Tax Secured, Series A (RB) 5.00%, 11/01/27	440		484,824
New York City Transitional Finance Authority Future Tax Secured, Series F, Subseries F-1 (RB) 5.00%, 02/01/27	850		920,544
New York City Transitional Finance Authority, Building Aid, Series S-1 (RB) (SAW)
5.00%, 07/15/24	550		562,674
5.00%, 07/15/25	570		597,248
New York City Transitional Finance Authority, Fiscal Series A, Subseries A-1 (RB) 5.00%, 11/01/26	1,000		1,076,634
New York City Transitional Finance Authority, Future Tax Secured Subordinate, Series C-1 (RB) 5.00%, 05/01/23	575		575,000
	Par (000’s	)	Value
New York (continued)
New York City Transitional Finance Authority, Series C (RB) 5.00%, 11/01/23	$700		$706,389
New York City Water & Sewer System, Series BB-2 (RB) 5.00%, 12/15/23 (c)	700		707,288
New York City Water & Sewer System, Series BB-2 (RB) (AGM) 5.00%, 12/15/24 (c)	430		442,977
New York State Dormitory Authority, New York Cornell University, Series A (RB) 5.00%, 07/01/26	700		753,511
New York State Dormitory Authority, Personal Income Tax, Series A (RB) 5.00%, 03/15/27	500		543,668
New York State Dormitory Authority, Personal Income Tax, Series B (RB) 5.00%, 02/15/27	510		555,820
New York State Dormitory Authority, Personal Income Tax, Series D (RB) (BAM) 5.00%, 02/15/25	1,000		1,037,283
New York State Dormitory Authority, Series A (RB) 5.00%, 02/15/27	500		543,977
New York State Dormitory Authority, Series C (RB) 5.00%, 03/15/28	640		712,095
New York State Dormitory Authority, State Sales Tax, Series B (RB) 5.00%, 09/15/25 (c)	500		526,184
New York State Dormitory Authority, State Sales Tax, Series C (RB) 5.00%, 03/15/25	1,035		1,077,306
New York State Dormitory Authority, State Sales Tax, Series E (RB) 5.00%, 03/15/26	680		725,640
New York State Dormitory Authority, State University Dormitory Facilities, Series A (RB) 5.00%, 07/01/25	500		523,278
New York State Environmental Facilities Corp., State Clean Water And Drinking Water Revolving Funds, Series B (RB) 5.00%, 06/15/28	605		680,067
New York State Housing Finance Agency, Series A-2, Series B-2, Series C (RB) 2.50%, 05/01/27 (c) (p)	975		937,315

See Notes to Financial Statements

137

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
New York (continued)
New York State Housing Finance Agency, Series I (RB) (SAW) 1.75%, 05/19/23 (c)	$700		$686,283
New York State Housing Finance Agency, Series L-2 (RB) 0.75%, 05/19/23 (c)	750		690,141
New York State Urban Development Corp., State Personal Income, Series A (RB)
5.00%, 03/15/25	495		514,517
5.00%, 03/15/26 (c)	500		531,931
5.00%, 03/15/27	690		752,251
New York State Urban Development Corp., State Personal Income, Series E (RB) 5.00%, 03/15/25	500		519,714
Town of Oyster Bay, New York Public Improvement, Series B (GO) (AGM) 3.25%, 02/01/26	530		532,713
Town of Oyster Bay, Water District Notes (G.O. LTD NOTES) 5.00%, 03/08/24	1,000		1,014,675
Triborough Bridge & Tunnel Authority, Series A-2 (RB) 2.00%, 05/15/26 (p)	875		804,247
Triborough Bridge & Tunnel Authority, Series A (RB)
5.00%, 11/15/26	1,000		1,082,896
5.00%, 11/15/27	500		555,040
5.00%, 11/15/28	1,000		1,136,615
Triborough Bridge & Tunnel Authority, Series B (RB) 5.00%, 05/15/26 (p)	1,000		1,053,502
Triborough Bridge & Tunnel Authority, Series C-1B (RB) 5.00%, 05/15/26 (p)	500		526,602
			35,722,396
North Carolina: 2.1%
City of Charlotte, North Carolina Water & Sewer System (RB) 5.00%, 07/01/23	500		501,470
County of Guilford, Series B (GO) 5.00%, 05/01/24	500		509,897
County of Mecklenburg, Series A (GO) 4.00%, 04/01/27 (c)	1,000		1,057,088
County of Wake (RB) 5.00%, 09/01/26	375		403,887
	Par (000’s	)	Value
North Carolina (continued)
North Carolina Medical Care Commission Hospital, Caromont Health, Series B (RB) 5.00%, 02/01/26 (p)	$500		$527,508
North Carolina Turnpike Authority, Triangle Expressway System (RB) (BAM) 5.00%, 02/01/24	2,125		2,153,918
State of North Carolina, Series B (GO) 5.00%, 06/01/23	575		575,827
			5,729,595
Ohio: 2.7%
American Municipal Power, Inc., Combined Hydroelectric Projects, Series A (RB) 5.00%, 02/15/28	1,000		1,098,681
City of Columbus, Various Purpose (GO) 5.00%, 10/01/27 (c)	750		827,469
County of Allen, Ohio Hospital Facilities, Mercy Health, Series A (RB) 5.00%, 08/01/26	410		436,987
Franklin County Convention Facilities Authority (RB) 5.00%, 12/01/24 (c)	1,730		1,786,085
Lancaster Port Authority (RB) (SBG) 5.00%, 02/01/25 (c) (p)	485		494,518
Lucas-Plaza Hsg Development Corp., Bds Plaza Section 8, Proj B (RB) (FHA) 0.00%, 06/01/24 ^	500		482,084
State of Ohio, Higher Educational Facility, Case Western Reserve University Project (RB) 5.00%, 12/01/23	560		565,839
State of Ohio, Highway Capital Improvement, Series R (GO) 5.00%, 05/01/27	500		509,205
State of Ohio, Highway Capital Improvement, Series U (GO) 5.00%, 05/01/23	1,000		1,000,000
			7,200,868
Oklahoma: 0.6%
Canadian County Educational Facilities Authority, Mustang Public Schools (RB) 5.00%, 09/01/26 (c)	535		569,164
Oklahoma County Independent School District, Series A (GO) 3.00%, 07/01/27	1,000		1,006,708
			1,575,872

See Notes to Financial Statements

138

	Par (000’s	)	Value
Oregon: 0.9%
Beaverton School District 48J, Series B (GO) (SBG) 5.00%, 06/15/24 (c)	$1,000		$1,020,316
Linn and Benton Counties School District No. 8J (GO) (SBG) 5.00%, 06/15/26	350		374,379
Multnomah County School District No. 1J, Series B (GO) (SBG) 5.00%, 06/15/25	500		523,489
State of Oregon, Article Xi-Q State Projects, Series A (GO) 5.00%, 05/01/23	500		500,000
			2,418,184
Pennsylvania: 3.2%
City of Philadelphia, Series A (GO) 5.00%, 08/01/25	300		313,101
Commonwealth of Pennsylvania, First Series (GO)
5.00%, 01/01/26	560		591,796
5.00%, 01/01/27	315		340,812
5.00%, 03/15/25 (c)	500		519,993
5.00%, 06/15/29	500		510,435
Commonwealth of Pennsylvania, First Series (GO) (SBG) 5.00%, 07/15/26	1,000		1,070,174
County of Lehig, Valley Health Network, Series A (RB) (SBG) 5.00%, 07/01/26	600		632,557
Delaware River Port Authority, Series B (RB) 5.00%, 01/01/25	350		361,551
Montgomery County Industrial Development Authority, Series A (RB) 4.10%, 04/03/28 (p)	500		508,908
Montgomery County, Higher Education and Health Authority, Thomas Jefferson University, Series A (RB) 5.00%, 09/01/23	500		502,210
Philadelphia School District, Series F (GO) (SAW) 5.00%, 09/01/25	660		687,775
University of Pittsburgh of the Commonwealth System (RB) 4.00%, 02/15/26 (c)	500		517,050
Westmoreland County Municipal Authority (RB) 5.00%, 08/15/31	1,185		1,191,000
Westmoreland County Municipal Authority (RB) (BAM) 5.00%, 08/15/25 (c)	765		792,374
			8,539,736
	Par (000’s	)	Value
Rhode Island: 0.4%
Rhode Island Health and Educational Building Corp., Providence Public Buildings Authority Issue, Series A (RB) (AGM) 5.00%, 05/15/25 (c)	$500		$519,749
Tobacco Settlement Financing Corporation Tobacco Settlement Asset-Backed Bonds, Series A (RB) 5.00%, 06/01/25 (c)	500		511,331
			1,031,080
South Carolina: 0.9%
County of Charleston, Series C (GO) (SAW) 5.00%, 11/01/24	510		525,351
Patriots Energy Group Financing Agency, Series A (RB) 4.00%, 02/01/24 (c) (p)	1,765		1,768,178
			2,293,529
South Dakota: 0.2%
South Dakota Health And Educational Facilities Authority, Series A, Avera Health (RB) 5.00%, 07/01/24 (c) (p)	535		541,217
Tennessee: 1.3%
Metropolitan Government of Nashville & Davidson County (GO) 5.00%, 07/01/26	525		562,979
Metropolitan Government of Nashville & Davidson County, Series C (GO) (SBG) 5.00%, 01/01/24	500		505,991
Tennessee Energy Acquisition Corp., Gas Project (RB) 4.00%, 11/01/25 (c) (p)	1,775		1,775,638
Tennessee Energy Acquisition Corp., Series A (RB) 4.00%, 05/01/23 (c) (p)	560		560,000
			3,404,608
Texas: 8.2%
Bexar County (GO) 5.00%, 06/15/26 (c)	500		533,435
Board of Regents of the University of Texas System, Series H (RB) 5.00%, 08/15/23	275		276,398
City of Denton, Utility System (RB) 5.00%, 12/01/26	310		332,105
City of Houston, Airport System, Series D (RB)
5.00%, 07/01/23	500		501,329
5.00%, 07/01/24	250		255,261
City of Houston, Series A (GO) 5.00%, 03/01/24 (c)	750		761,151

See Notes to Financial Statements

139

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Texas (continued)
City of San Antonio, Electric and Gas Systems (RB) 5.00%, 08/01/26 (c)	$630		$674,789
City of San Antonio, General Improvement (GO) 5.00%, 08/01/25	500		523,949
Comal Independent School District (GO) 5.00%, 02/01/26	775		823,335
Conroe Independent School District, Unlimited Tax School Buildings, Series A (GO) 5.00%, 02/15/27	2,000		2,174,078
Dallas Area Rapid Transit, Series A (RB) 5.00%, 12/01/25 (c)	1,000		1,052,974
Dallas County Hospital District (GO) 5.00%, 08/15/23	950		954,582
Dallas County, Combination Tax and Parking Garage (GO) 5.00%, 08/15/23	375		376,884
Dallas Fort Worth International Airport, Series B (RB) 5.00%, 11/01/25	200		210,406
Dallas Independent School District, Series A (GO) 4.00%, 02/15/25 (c)	500		508,918
Denton Independent School District, Series A (GO) 5.00%, 08/15/25 (c)	500		524,124
Dripping Springs Independent School District (GO) 4.00%, 02/15/24 (c)	1,000		1,005,530
Harris County, Texas Toll Road Senior Lien, Series A (RB) 5.00%, 08/15/27	1,000		1,101,724
Houston Independent School District, Limited Tax School House (GO) 5.00%, 02/15/26	250		264,951
New Hope Cultural Education Facilities Finance Corp., Children’s Health System, Series A (RB) 5.00%, 08/15/23	160		160,721
North Texas Thruway Authority, Series I (RB) (AGC) 6.20%, 01/01/25 (c)	1,000		1,052,005
North Texas Tollway Authority, First Tier, Series A (RB) 5.00%, 01/01/26 (c)	595		621,836
Pflugerville Independent School District (GO) 5.00%, 02/15/24 (c)	500		506,805
Pflugerville Independent School District, Series A (GO) 5.00%, 02/15/24	1,000		1,015,211
	Par (000’s	)	Value
Texas (continued)
State of Texas, Water Infrastructure Fund, Series B-3 (GO)
5.00%, 08/01/23	$400		$401,696
5.00%, 08/01/24	250		256,233
Texas A&M University, Series D (RB) 5.00%, 05/15/26	820		876,882
Texas Municipal Gas Acquisition & Supply Corp. III (RB) 5.00%, 12/15/26	600		614,649
Texas Water Development Board (RB)
5.00%, 04/15/26	1,000		1,063,978
5.00%, 08/01/23	350		351,484
Texas Water Development Board, Series B (RB) 5.00%, 10/15/24	500		514,224
University of Houston, Series A (RB) 5.00%, 02/15/26	1,000		1,060,634
Ysleta Independent School District (GO) 5.00%, 08/15/25 (c)	650		681,362
			22,033,643
Utah: 0.6%
County of Utah, IHL Health Services Inc., Series B-1 (RB) 5.00%, 08/01/24 (c) (p)	1,000		1,021,226
County of Utah, IHL Health Services Inc., Series B-2 (RB) 5.00%, 08/01/24 (c) (p)	500		506,173
			1,527,399
Virginia: 2.2%
County of Fairfax, Public Improvement, Series A (GO) 4.00%, 10/01/24	285		289,008
County of Fairfax, Public Improvement, Series A (GO) (SAW) 4.00%, 10/01/23	275		275,906
Hampton Roads Transportation Accountability Commission (RB) 5.00%, 07/01/26	1,250		1,337,282
Rector And Visitors of The University Of Virginia, Series A (RB) 5.00%, 06/01/23 (c)	1,000		1,001,389
Virginia College Building Authority, 21st Century College and Equipment Programs Educational Facilities, Series C (RB)
5.00%, 02/01/27	250		271,400
5.00%, 02/01/27	600		651,359

See Notes to Financial Statements

140

	Par (000’s	)	Value
Virginia (continued)
Virginia Commonwealth Transportation Board (RB)
5.00%, 09/15/23	$400		$402,732
5.00%, 09/15/24	325		333,831
5.00%, 09/15/26 (c)	510		548,794
Wise County Industrial Development Authority, Virginia Electric and Power Co. Project, Series A (RB) (AGC) 0.75%, 09/02/25 (p)	1,000		918,191
			6,029,892
Washington: 3.0%
Central Puget Sound Regional Transit Authority, Series S-1 (RB) 5.00%, 11/01/25 (c)	1,000		1,053,265
City of Seattle, Municipal Light and Power Improvement, Series B (RB) 5.00%, 02/01/26	400		424,073
Energy Northwest Project Electric, Series A (RB) 5.00%, 07/01/25	1,000		1,046,986
Energy Northwest Project Electric, Series C (RB)
5.00%, 07/01/24	540		552,112
5.00%, 07/01/25	1,375		1,439,607
Energy Northwest, Project 3 Electric, Series A (RB) 5.00%, 07/01/27 (c)	725		795,555
State of New Mexico, Series A (GO) 5.00%, 06/01/26	1,000		1,068,665
State of Washington, Various Purpose, Series R-A (GO) 5.00%, 08/01/24	750		768,235
Washington Health Care Facilities Authority, CommonSpirit Health, Series B-1 (RB) 5.00%, 08/01/24 (c) (p)	1,000		1,009,021
			8,157,519
West Virginia: 0.4%
State of West Virginia, Surface Transportation Improvements, Series A (RB) 5.00%, 09/01/26	1,000		1,069,763
Wisconsin: 1.0%
City of Milwaukee, Series N4 (GO)
5.00%, 04/01/24	225		227,878
5.00%, 04/01/26	750		785,429
State of Wisconsin, Series 1 (RB) 5.00%, 07/01/29	500		501,428
State of Wisconsin, Series A (GO) 5.00%, 05/01/25	500		521,802
	Par (000’s	)	Value
Wisconsin (continued)
5.00%, 05/01/25 (c)	$500		$522,498
Wisconsin Department of Transportation, Series 2 (RB) 5.00%, 07/01/24	120		122,733
			2,681,768
Total Municipal Bonds: 98.6% (Cost: $272,437,279)			264,754,123
Other assets less liabilities: 1.4%			3,827,867
NET ASSETS: 100.0%			$268,581,990

See Notes to Financial Statements

141

VANECK SHORT MUNI ETF

SCHEDULE OF INVESTMENTS

(continued)

Definitions:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
BAM	Build America Assurance Co.
CP	Certificate of Participation
FHA	Federal Housing Association
GO	General Obligation
NATL	National Public Finance Guarantee Corp.
RB	Revenue Bond
SAW	State Aid Withholding
SBG	School Board Guaranteed
SD CRED PROG	Special District Credit Enhancement Program
ST	Special Tax

Footnotes:

(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(p)	Putable Security — the redemption date shown is when the security may be redeemed by the investor
^	Zero Coupon Bond

Summary of Investments by Sector	% of Investments	Value
State GO	18.7%	$49,458,806
Refunded	15.2	40,185,246
Local GO	13.1	34,667,273
Tax	8.7	23,104,322
Utilities	6.9	18,282,643
Water & Sewer	5.7	14,989,069
Transportation	5.3	14,193,285
Education	4.7	12,479,449
Leasing COPS & Appropriations	4.2	11,032,324
Power	4.1	10,909,273
Toll & Turnpike	4.0	10,656,418
Hospitals	3.9	10,300,517
Miscellaneous	1.6	4,167,218
Multi-Family Housing	1.3	3,500,772
Airport	1.3	3,380,107
Tobacco	0.6	1,722,905
Unassigned	0.4	1,014,675
Industrial Development Revenue	0.3	709,821
	100.0%	$264,754,123

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Municipal Bonds *	$—	$264,754,123	$—	$264,754,123

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

142

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30,2023

	CEF Muni Income ETF	High Yield Muni ETF	HIP Sustainable Muni ETF	Intermediate Muni ETF
Assets:
Investments, at value
Unaffiliated issuers (1)	$204,130,828	$2,743,760,241	$17,889,717	$1,795,974,394
Cash	415	19,269,881	175,508	7,811,586
Receivables:
Investment securities sold	534,505	763,056	—	—
Shares of beneficial interest sold	534,481	—	—	—
Dividends and interest	541,035	43,434,745	267,403	22,481,495
Total assets	205,741,264	2,807,227,923	18,332,628	1,826,267,475
Liabilities:
Payables:
Investment securities purchased	534,505	6,037,216	—	4,335,140
Shares of beneficial interest redeemed	534,481	—	—	—
Line of credit	198,947	—	—	—
Due to Adviser	67,025	822,039	3,633	362,416
Deferred Trustee fees	4,195	3,184	—	3,000
Accrued expenses	1,831	—	—	—
Total liabilities	1,340,984	6,862,439	3,633	4,700,556
NET ASSETS	$204,400,280	$2,800,365,484	$18,328,995	$1,821,566,919
Shares outstanding	9,525,000	54,446,401	400,000	39,298,916
Net asset value, redemption and offering price per share	$21.46	$51.43	$45.82	$46.35
Net Assets consist of:
Aggregate paid in capital	$264,321,732	$3,175,458,412	$19,518,631	$1,908,065,431
Total distributable earnings (loss)	(59,921,452)	(375,092,928)	(1,189,636)	(86,498,512)
NET ASSETS	$204,400,280	$2,800,365,484	$18,328,995	$1,821,566,919
(1) Cost of investments - Unaffiliated issuers	$248,479,329	$3,009,793,329	$19,018,407	$1,864,845,781

See Notes to Financial Statements

143

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2023

	Long Muni ETF	Muni Allocation ETF	Short High Yield Muni ETF	Short Muni ETF
Assets:
Investments, at value
Unaffiliated issuers (1)	$308,409,942	$283,643	$391,763,270	$264,754,123
Affiliated issuers (2)	—	2,023,262	—	—
Cash	5,605,568	830	11,667	342,944
Receivables:
Investment securities sold	742,802	—	17,968	—
Dividends and interest	3,949,705	614	5,933,181	3,531,027
Total assets	318,708,017	2,308,349	397,726,086	268,628,094
Liabilities:
Payables:
Investment securities purchased	5,170,166	—	—	—
Due to Adviser	61,254	152	116,015	44,504
Deferred Trustee fees	1,517	—	—	1,600
Total liabilities	5,232,937	152	116,015	46,104
NET ASSETS	$313,475,080	$2,308,197	$397,610,071	$268,581,990
Shares outstanding	17,500,000	110,000	17,800,000	15,850,000
Net asset value, redemption and offering price per share	$17.91	$20.98	$22.34	$16.95
Net Assets consist of:
Aggregate paid in capital	$343,521,044	$3,375,140	$443,519,863	$278,611,151
Total distributable earnings (loss)	(30,045,964)	(1,066,943)	(45,909,792)	(10,029,161)
NET ASSETS	$313,475,080	$2,308,197	$397,610,071	$268,581,990
(1) Cost of investments - Unaffiliated issuers	$326,087,728	$383,258	$425,057,148	$272,437,279
(2) Cost of investments - Affiliated issuers	$—	$2,176,525	$—	$—

See Notes to Financial Statements

144

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2023

	CEF Muni Income ETF	High Yield Muni ETF	HIP Sustainable Muni ETF	Intermediate Muni ETF
Income:
Dividends	$7,721,201	$—	$—	$—
Interest	2,392	126,314,228	311,722	42,039,237
Total income	7,723,593	126,314,228	311,722	42,039,237
Expenses:
Management fees	656,019	10,546,251	40,877	4,272,569
Interest and taxes	13,172	124	44	256
Total expenses	669,191	10,546,375	40,921	4,272,825
Net investment income	7,054,402	115,767,853	270,801	37,766,412

Net realized gain (loss) on:
Investments	(7,928,367)	(32,881,848)	(50,609)	(19,049,840)
In-kind redemptions	(2,151,624)	(190,171,657)	—	(22,135,827)
Capital gain distributions from investment companies	21,559	—	—	—
Net realized loss	(10,058,432)	(223,053,505)	(50,609)	(41,185,667)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,228,703)	23,487,727	152,910	74,928,897
Net change in unrealized appreciation (depreciation)	(4,228,703)	23,487,727	152,910	74,928,897
Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,232,733)	$(83,797,925)	$373,102	$71,509,642

See Notes to Financial Statements

145

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2023

	Long Muni ETF	Muni Allocation ETF	Short High Yield Muni ETF	Short Muni ETF
Income:
Dividends - unaffiliated issuers	$—	$14,737	$—	$—
Dividends - affiliated issuers	—	62,677	—	—
Interest	7,712,621	—	12,381,594	4,683,148
Total income	7,712,621	77,414	12,381,594	4,683,148
Expenses:
Management fees	587,826	2,063	1,449,750	658,675
Interest and taxes	1,470	78	9,434	424
Total expenses	589,296	2,141	1,459,184	659,099
Net investment income	7,123,325	75,273	10,922,410	4,024,049

Net realized gain (loss) on:
Investments - unaffiliated issuers	(12,601,691)	(3,819)	(2,173,338)	(614,352)
Investments - affiliated issuers	—	(114,409)	—	—
In-kind redemptions - unaffiliated issuers	(3,811,621)	(49,464)	(4,626,681)	(5,529,627)
In-kind redemptions - affiliated issuers	—	(37,263)	—	—
Net realized loss	(16,413,312)	(204,955)	(6,800,019)	(6,143,979)

Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	11,529,092	27,845	(1,990,336)	8,399,993
Investments - affiliated issuers	—	95,616	—	—
Net change in unrealized appreciation (depreciation)	11,529,092	123,461	(1,990,336)	8,399,993
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,239,105	$(6,221)	$2,132,055	$6,280,063

See Notes to Financial Statements

146

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	CEF Muni Income ETF		High Yield Muni ETF
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations:
Net investment income	$7,054,402	$8,141,777	$115,767,853	$122,609,689
Net realized gain (loss)	(10,058,432)	6,852,427	(223,053,505)	(21,991,122)
Net change in unrealized appreciation (depreciation)	(4,228,703)	(50,282,573)	23,487,727	(393,264,600)
Net decrease in net assets resulting from operations	(7,232,733)	(35,288,369)	(83,797,925)	(292,646,033)
Distributions to shareholders from:
Distributable earnings	(7,307,370)	(7,955,563)	(116,558,558)	(124,522,449)

Share transactions*:
Proceeds from sale of shares	108,726,605	157,298,802	1,884,282,300	985,416,843
Cost of shares redeemed	(59,193,418)	(121,225,806)	(1,901,509,192)	(1,011,621,866)
Increase (decrease) in net assets resulting from share transactions	49,533,187	36,072,996	(17,226,892)	(26,205,023)
Total increase (decrease) in net assets	34,993,084	(7,170,936)	(217,583,375)	(443,373,505)
Net Assets, beginning of year	169,407,196	176,578,132	3,017,948,859	3,461,322,364
Net Assets, end of year	$204,400,280	$169,407,196	$2,800,365,484	$3,017,948,859
*Shares of Common Stock Issued (no par value)
Shares sold	4,975,000	5,375,000	36,250,000	15,900,000
Shares redeemed	(2,650,000)	(4,250,000)	(36,500,000)	(16,600,000)
Net increase (decrease)	2,325,000	1,125,000	(250,000)	(700,000)

See Notes to Financial Statements

147

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	HIP Sustainable Muni ETF		Intermediate Muni ETF
	Year Ended April 30, 2023	Period Ended April 30, 2022 (a)	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations:
Net investment income	$270,801	$29,000	$37,766,412	$30,794,618
Net realized gain (loss)	(50,609)	(3,603)	(41,185,667)	13,113,951
Net change in unrealized appreciation (depreciation)	152,910	(1,281,600)	74,928,897	(232,378,068)
Net increase (decrease) in net assets resulting from operations	373,102	(1,256,203)	71,509,642	(188,469,499)
Distributions to shareholders from:
Distributable earnings	(244,845)	(61,690)	(37,452,413)	(31,094,619)

Share transactions*:
Proceeds from sale of shares	4,502,190	15,016,441	529,630,220	471,684,955
Cost of shares redeemed	—	—	(437,272,087)	(358,316,244)
Increase in net assets resulting from share transactions	4,502,190	15,016,441	92,358,133	113,368,711
Total increase (decrease) in net assets	4,630,447	13,698,548	126,415,362	(106,195,407)
Net Assets, beginning of period	13,698,548	—	1,695,151,557	1,801,346,964
Net Assets, end of period	$18,328,995	$13,698,548	$1,821,566,919	$1,695,151,557
*Shares of Common Stock Issued (no par value)
Shares sold	100,000	300,000	11,650,000	9,250,000
Shares redeemed	—	—	(9,450,000)	(7,050,000)
Net increase	100,000	300,000	2,200,000	2,200,000

(a)	For the period September 9, 2021 (commencement of operations) through April 30, 2022.

See Notes to Financial Statements

148

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Long Muni ETF		Muni Allocation ETF
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations:
Net investment income	$7,123,325	$5,175,636	$75,273	$104,249
Net realized gain (loss)	(16,413,312)	1,387,980	(204,955)	103,659
Net change in unrealized appreciation (depreciation)	11,529,092	(39,678,118)	123,461	(665,761)
Net increase (decrease) in net assets resulting from operations	2,239,105	(33,114,502)	(6,221)	(457,853)
Distributions to shareholders from:
Distributable earnings	(6,781,265)	(5,985,800)	(86,516)	(97,504)

Share transactions*:
Proceeds from sale of shares	121,166,375	80,649,182	—	501,848
Cost of shares redeemed	(18,716,807)	(53,634,924)	(1,283,855)	(1,250,769)
Increase (decrease) in net assets resulting from share transactions	102,449,568	27,014,258	(1,283,855)	(748,921)
Total increase (decrease) in net assets	97,907,408	(12,086,044)	(1,376,592)	(1,304,278)
Net Assets, beginning of year	215,567,672	227,653,716	3,684,789	4,989,067
Net Assets, end of year	$313,475,080	$215,567,672	$2,308,197	$3,684,789
*Shares of Common Stock Issued (no par value)
Shares sold	6,800,000	3,750,000	—	20,000
Shares redeemed	(1,050,000)	(2,500,000)	(60,000)	(50,000)
Net increase (decrease)	5,750,000	1,250,000	(60,000)	(30,000)

See Notes to Financial Statements

149

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Short High Yield Muni ETF		Short Muni ETF
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022
Operations:
Net investment income	$10,922,410	$9,492,905	$4,024,049	$2,778,472
Net realized loss	(6,800,019)	(2,520,675)	(6,143,979)	(25,692)
Net change in unrealized appreciation (depreciation)	(1,990,336)	(39,252,516)	8,399,993	(20,861,252)
Net increase (decrease) in net assets resulting from operations	2,132,055	(32,280,286)	6,280,063	(18,108,472)
Distributions to shareholders from:
Distributable earnings	(11,315,025)	(9,530,270)	(4,788,660)	(3,907,985)

Share transactions*:
Proceeds from sale of shares	49,297,949	159,122,366	49,753,782	58,151,543
Cost of shares redeemed	(60,769,201)	(4,759,705)	(110,242,493)	(5,370,710)
Increase (decrease) in net assets resulting from share transactions	(11,471,252)	154,362,661	(60,488,711)	52,780,833
Total increase (decrease) in net assets	(20,654,222)	112,552,105	(58,997,308)	30,764,376
Net Assets, beginning of year	418,264,293	305,712,188	327,579,298	296,814,922
Net Assets, end of year	$397,610,071	$418,264,293	$268,581,990	$327,579,298
*Shares of Common Stock Issued (no par value)
Shares sold	2,200,000	6,300,000	2,950,000	3,250,000
Shares redeemed	(2,700,000)	(200,000)	(6,500,000)	(300,000)
Net increase (decrease)	(500,000)	6,100,000	(3,550,000)	2,950,000

See Notes to Financial Statements

150

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	CEF Muni Income ETF
	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$23.53	$29.07	$24.34	$26.18	$24.97
Net investment income (a)	0.95	1.14	1.14	1.09	1.16
Net realized and unrealized gain (loss) on investments	(2.00)	(5.56)	4.71	(1.83)	1.21
Total from investment operations	(1.05)	(4.42)	5.85	(0.74)	2.37
Distributions from:
Net investment income	(1.02)	(1.12)	(1.12)	(1.10)	(1.16)
Net asset value, end of year	$21.46	$23.53	$29.07	$24.34	$26.18
Total return (b)	(4.53)%	(15.82)%	24.38%	(3.17)%	9.83%

Ratios to average net assets
Gross expenses (c)(d)	0.41%	0.40%	0.40%	0.45%	0.48%
Net expenses (c)(d)	0.41%	0.40%	0.40%	0.40%	0.40%
Net expenses excluding interest and taxes (c)(d)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income (c)	4.30%	4.01%	4.17%	4.02%	4.67%
Supplemental data
Net assets, end of year (in millions)	$204	$169	$177	$142	$144
Portfolio turnover rate (e)	15%	15%	11%	10%	13%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(d)	Periods after November 1, 2019 reflect a unitary management fee structure.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

151

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	High Yield Muni ETF
	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$55.18	$62.48	$56.13	$62.79	$62.16
Net investment income (a)	2.01	2.09	2.36	2.69	2.67
Net realized and unrealized gain (loss) on investments	(3.73)	(7.27)	6.38	(6.73)	0.64
Total from investment operations	(1.72)	(5.18)	8.74	(4.04)	3.31
Distributions from:
Net investment income	(2.03)	(2.12)	(2.39)	(2.62)	(2.68)
Net asset value, end of year	$51.43	$55.18	$62.48	$56.13	$62.79
Total return (b)	(3.11)%	(8.62)%	15.84%	(6.86)%	5.46%

Ratios to average net assets
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	3.84%	3.38%	3.91%	4.26%	4.31%
Supplemental data
Net assets, end of year (in millions)	$2,800	$3,018	$3,461	$2,570	$2,656
Portfolio turnover rate (c)	11%	11%	9%	12%	10%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

152

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	HIP Sustainable Muni ETF
	Year Ended April 30, 2023	Period Ended April 30, 2022(a)

Net asset value, beginning of period	$45.66	$50.00
Net investment income (b)	0.72	0.10
Net realized and unrealized gain (loss) on investments	0.09	(4.22)
Total from investment operations	0.81	(4.12)
Distributions from:
Net investment income	(0.65)	(0.22)
Net asset value, end of period	$45.82	$45.66
Total return (c)	1.79%	(8.26	)%(d)

Ratios to average net assets
Expenses	0.24%	0.24	%(e)
Net investment income	1.59%	0.33	%(e)
Supplemental data
Net assets, end of period (in millions)	$18	$14
Portfolio turnover rate (f)	14%	11	%(d)

(a)	For the period September 9, 2021 (commencement of operations) through April 30, 2022.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

153

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Intermediate Muni ETF
	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$45.69	$51.62	$48.97	$48.94	$46.83
Net investment income (a)	0.97	0.83	0.98	1.09	1.12
Net realized and unrealized gain (loss) on investments	0.65	(5.92)	2.72	0.10	2.11
Total from investment operations	1.62	(5.09)	3.70	1.19	3.23
Distributions from:
Net investment income	(0.96)	(0.84)	(0.98)	(1.10)	(1.12)
Net realized capital gains	—	— (b)	(0.07)	(0.06)	—
Total distributions	(0.96)	(0.84)	(1.05)	(1.16)	(1.12)
Net asset value, end of year	$46.35	$45.69	$51.62	$48.97	$48.94
Total return (c)	3.59%	(9.99)%	7.59%	2.40%	6.98%

Ratios to average net assets
Expenses	0.24%	0.24%	0.24%	0.24%	0.24%
Net investment income	2.12%	1.64%	1.90%	2.17%	2.37%
Supplemental data
Net assets, end of year (in millions)	$1,822	$1,695	$1,801	$1,582	$1,720
Portfolio turnover rate (d)	17%	4%	6%	7%	7%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

154

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Long Muni ETF
	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$18.35	$21.68	$20.18	$20.40	$19.63
Net investment income (a)	0.52	0.46	0.52	0.57	0.60
Net realized and unrealized gain (loss) on investments	(0.46)	(3.26)	1.54	(0.20)	0.77
Total from investment operations	0.06	(2.80)	2.06	0.37	1.37
Distributions from:
Net investment income	(0.50)	(0.46)	(0.52)	(0.57)	(0.60)
Net realized capital gains	—	(0.07)	(0.04)	(0.02)	—
Total distributions	(0.50)	(0.53)	(0.56)	(0.59)	(0.60)
Net asset value, end of year	$17.91	$18.35	$21.68	$20.18	$20.40
Total return (b)	0.40%	(13.26)%	10.31%	1.75%	7.15%

Ratios to average net assets
Expenses	0.24%	0.24%	0.24%	0.24%	0.24%
Net investment income	2.91%	2.15%	2.45%	2.72%	3.06%
Supplemental data
Net assets, end of year (in millions)	$313	$216	$228	$200	$153
Portfolio turnover rate (c)	32%	7%	23%	22%	22%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

155

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Muni Allocation ETF
	Year Ended April 30,
	2023	2022	2021	Period Ended April 30, 2020(a)

Net asset value, beginning of period	$21.68	$24.95	$22.96	$25.05
Net investment income (b)	0.61	0.62	0.62	0.72
Net realized and unrealized gain (loss) on investments	(0.61)	(3.31)	2.05	(2.20)
Total from investment operations	—	(2.69)	2.67	(1.48)
Distributions from:
Net investment income	(0.70)	(0.58)	(0.68)	(0.61)
Net asset value, end of period	$20.98	$21.68	$24.95	$22.96
Total return (c)	0.08%	(11.03)%	11.70%	(6.13	)%(d)

Ratios to average net assets
Gross expenses (e)(f)	0.08%	0.08%	0.08%	1.28	%(g)
Net expenses (e)(f)	0.08%	0.08%	0.08%	0.08	%(g)
Net investment income (e)	2.92%	2.54%	2.54%	3.02	%(g)
Supplemental data
Net assets, end of period (in millions)	$2	$4	$5	$5
Portfolio turnover rate (h)	72%	98%	169%	162	%(d)

(a)	For the period May 15, 2019 (commencement of operations) through April 30, 2020.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.
(f)	Periods after November 1, 2019 reflect a unitary management fee structure.
(g)	Annualized
(h)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

156

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Short High Yield Muni ETF
	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$22.86	$25.06	$23.09	$24.70	$24.24
Net investment income (a)	0.59	0.58	0.73	0.84	0.80
Net realized and unrealized gain (loss) on investments	(0.50)	(2.18)	1.99	(1.64)	0.43
Total from investment operations	0.09	(1.60)	2.72	(0.80)	1.23
Distributions from:
Net investment income	(0.61)	(0.60)	(0.75)	(0.81)	(0.77)
Net asset value, end of year	$22.34	$22.86	$25.06	$23.09	$24.70
Total return (b)	0.43%	(6.58)%	11.89%	(3.44)%	5.16%

Ratios to average net assets
Expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.64%	2.34%	2.98%	3.37%	3.28%
Supplemental data
Net assets, end of year (in millions)	$398	$418	$306	$263	$203
Portfolio turnover rate (c)	17%	16%	14%	17%	22%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

157

VANECK ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Short Muni ETF
	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$16.89	$18.04	$17.55	$17.54	$17.18
Net investment income (a)	0.21	0.15	0.23	0.27	0.27
Net realized and unrealized gain (loss) on investments	0.10	(1.09)	0.51	0.02	0.36
Total from investment operations	0.31	(0.94)	0.74	0.29	0.63
Distributions from:
Net investment income	(0.25)	(0.19)	(0.25)	(0.28)	(0.27)
Net realized capital gains	—	(0.02)	—	—	—
Total distributions	(0.25)	(0.21)	(0.25)	(0.28)	(0.27)
Net asset value, end of year	$16.95	$16.89	$18.04	$17.55	$17.54
Total return (b)	1.83%	(5.27)%	4.27%	1.66%	3.70%

Ratios to average net assets
Expenses	0.20%	0.20%	0.20%	0.20%	0.20%
Net investment income	1.22%	0.86%	1.26%	1.54%	1.57%
Supplemental data
Net assets, end of year (in millions)	$269	$328	$297	$204	$201
Portfolio turnover rate (c)	19%	18%	30%	34%	33%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

158

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

April 30, 2023

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

CEF Muni Income ETF (“CEF Muni”)	Diversified
High Yield Muni ETF (“High Yield”)	Diversified
HIP Sustainable Muni ETF (“HIP Sustainable”)	Non-Diversified
Intermediate Muni ETF (“Intermediate”)	Diversified
Long Muni ETF (“Long”)	Diversified
Muni Allocation ETF (“Muni Allocation”)	Non-Diversified
Short High Yield Muni ETF (“Short High Yield”)	Diversified
Short Muni ETF (“Short”)	Diversified

Each Fund’s investment objective (except for HIP Sustainable and Muni Allocation) is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index.

Fund	Index*

CEF Muni	S-Network Municipal Bond Closed-End Fund Index
High Yield	ICE Broad High Yield Crossover Municipal Index
Intermediate	ICE Intermediate AMT-Free Broad National Municipal Index
Long	ICE Long AMT-Free Broad National Municipal Index
Short High Yield	ICE 1-12 Year Broad High Yield Crossover Municipal Index
Short	ICE Short AMT-Free Broad National Municipal Index

*	Refer to Note 10 for more information on indices throughout the year.

The investment objective of HIP Sustainable is to seek current income generally exempt from federal income tax, other than federal alternative minimum tax. The investment objective of Muni Allocation is to maximize long- term after-tax return, consisting of capital appreciation and income exempt from federal income tax. The Funds (except CEF Muni, HIP Sustainable and Muni Allocation) expect to use a sampling approach in seeking to achieve their objectives. Sampling means that Van Eck Associates Corporation (the “Adviser”) uses quantitative analysis to select bonds and other securities that represent a sample of securities in each Fund’s respective index in terms of key risk factors, performance attributes and other characteristics. The number of securities in each Fund will be based upon several factors, including asset size of the Fund. The Adviser generally expects each Fund to hold less than the total number of securities in its index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. CEF Muni seeks to achieve its objectives through a portfolio of securities in substantially the same weighting as its index. The HIP Sustainable is an actively managed exchange-traded fund that seeks to achieve its investment objectives by investing, under normal circumstances, in investment grade municipal debt securities that fund issuers with operations or projects helping to promote progress towards sustainable development, in alignment with the goals and metrics defined by the United Nations Sustainable Development Goals. The Muni Allocation is an actively managed exchange-traded fund that seeks to achieve its investment objectives by investing, under normal circumstances, primarily in VanEck ETFs that invest in publicly traded municipal bonds.

Note 2—Significant Accounting Policies— The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

159

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation— The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded, they are categorized as Level 1 in the fair value hierarchy. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value, and are categorized as Level 2 in the fair value hierarchy (described below). Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. The Funds’ Board of Trustees (“Trustees”) has designated the Adviser as valuation designee to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.
160

B. Federal Income Taxes —It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, in any, to its shareholders. Therefore, no federal income tax provision is required.

C. Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid at least monthly by each Fund. Distributions of net realized capital gains, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D. Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

E. Other— Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued using the effective interest method. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable. Dividend income is recorded on the ex-dividend date.

The Funds earn interest on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented in the Statements of Operations.

The character of distributions received from certain investments may be comprised of net investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on historical data if actual amounts are not available. Such amounts are based on historical information available to the Fund’s and other industry sources. After each calendar year end, these investments report the actual tax character of distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements— The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Funds utilize a unitary management fee structure where the Adviser is responsible for all expenses of the Funds, excluding the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses.

The management fee rates for the year ended April 30, 2023, are as follows:

Fund	Unitary Management Fee Rate
CEF Muni	0.40%
High Yield	0.35
HIP Sustainable	0.24
Intermediate	0.24
Long	0.24
Muni Allocation	0.08
Short High Yield	0.35
161

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Unitary Management Fee Rate
Short	0.20

In addition, Van Eck Securities Corporation (the “Distributor”), an affiliate of the Adviser, acts as the Funds’ distributor. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At April 30, 2023, the Adviser owned approximately 13% of HIP Sustainable.

Note 4—Capital Share Transactions—As of April 30, 2023, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of a designated portfolio of securities (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended April 30, 2023, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
CEF Muni	$24,407,304	$24,413,988	$108,748,349	$59,185,266
High Yield	866,174,145	330,104,487	1,287,699,288	1,818,751,232
HIP Sustainable	8,048,968	2,188,210	—	—
Intermediate	641,117,004	298,686,560	230,191,117	440,096,605
Long	159,590,753	78,684,634	43,867,674	18,688,032
Muni Allocation	1,906,535	1,917,482	—	1,283,899
Short High Yield	81,384,281	70,984,215	46,507,385	58,877,507
Short	107,211,865	61,484,201	2,462,353	110,006,131

During the year ended April 30, 2023, the High Yield, Intermediate, Long, Short High Yield and Short funds engaged in purchases and sales of investments to funds or other accounts that are managed by the Adviser (or an affiliate of the Adviser). These transactions complied with Rule 17a-7 under the Act and aggregated to approximately $2 million of sales for High Yield, $5 million of purchases and $13 million of sales for Intermediate, $5 million of sales for Long, $2 million of purchases for Short High Yield and $13 million of purchases for Short.

Note 6—Income Taxes—As of April 30, 2023, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

162

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CEF Muni	$248,491,260	$472,574	$(44,833,006)	$(44,360,432)
High Yield	3,008,461,858	23,311,783	(288,013,400)	(264,701,617)
HIP Sustainable	19,018,288	53,852	(1,182,423)	(1,128,571)
Intermediate	1,865,518,766	9,639,768	(79,184,140)	(69,544,372)
Long	326,062,863	1,733,288	(19,386,209)	(17,652,921)
Muni Allocation	2,559,783	7,467	(260,345)	(252,878)
Short High Yield	425,340,092	1,089,351	(34,666,173)	(33,576,822)
Short	273,672,314	333,092	(9,251,283)	(8,918,191)

At April 30 2023, the components of distributable earnings (loss) on a tax basis, for each Fund, we as follows:

Fund	Undistributed Tax-Exempt Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
CEF Muni	$484,464	$(16,041,290)	$(4,195)	$(44,360,432)	$(59,921,453)
High Yield	9,658,990	(120,047,117)	(3,184)	(264,701,617)	(375,092,928)
HIP Sustainable	37,976	(99,040)	–	(1,128,571)	(1,189,635)
Intermediate	3,513,971	(20,465,111)	(3,000)	(69,544,372)	(86,498,512)
Long	816,578	(13,208,105)	(1,517)	(17,652,921)	(30,045,965)
Muni Allocation	5,944	(820,009)	–	(252,878)	(1,066,943)
Short High Yield	877,967	(13,210,936)	–	(33,576,822)	(45,909,791)
Short	355,762	(1,465,132)	(1,600)	(8,918,191)	(10,029,161)

The tax character of dividends paid to shareholders was as follows:

	April 30, 2023		April 30, 2022
Fund	Tax-Exempt Income	Ordinary Income*	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains
CEF Muni	$7,256,211	$51,159	$7,850,810	$104,753	$–
High Yield	115,016,067	1,542,491	123,477,189	1,045,260	–
HIP Sustainable	231,881	12,964	61,690	–	–
Intermediate	37,164,901	287,512	31,007,490	61,540	25,589
Long	6,709,990	71,275	5,146,441	9,182	830,177
Muni Allocation	85,852	664	96,923	581	–
Short High Yield	11,247,035	67,990	9,511,759	18,511	–
Short	4,709,425	79,235	3,452,059	33,602	422,324

*Includes short-term capital gains (if any).

163

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

At April 30 2023, the following Funds had capital loss carryforwards available to offset future capital gains:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
CEF Muni	$(6,236,418)	$(9,804,872)	$(16,041,290)
High Yield	(39,183,945)	(80,863,172)	(120,047,117)
HIP Sustainable	(46,340)	(52,700)	(99,040)
Intermediate	(4,121,023)	(16,344,088)	(20,465,111)
Long	(2,390,258)	(10,817,847)	(13,208,105)
Muni Allocation	(774,355)	(45,654)	(820,009)
Short High Yield	(3,942,367)	(9,268,569)	(13,210,936)
Short	(570,417)	(894,715)	(1,465,132)

During the year ended April 30, 2023, as a result of permanent book to tax differences primarily due to the tax treatment of gains/ losses from securities redeemed in-kind, the Funds incurred differences that affected total distributable earnings (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
CEF Muni	$2,152,057	$(2,152,057)
High Yield	190,346,143	(190,346,143)
Intermediate	22,153,736	(22,153,736)
Long	3,811,621	(3,811,621)
Muni Allocation	86,727	(86,727)
Short High Yield	4,626,681	(4,626,681)
Short	5,529,627	(5,529,627)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended April 30, 2023, the Funds did not incur any interest or penalties.

Note 7—Principal Risks—Investments in municipal securities or in Funds holding municipal securities involve risks, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices. The market for municipal bonds may be less liquid than for taxable bonds.

High Yield and Short High Yield invest in non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. These high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid due to the extent that there is no established retail secondary market. High Yield and Short High Yield may not be able to sell bonds at desired prices and large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

164

CEF Muni invests in closed-end funds and Muni Allocation invests in ETFs that may trade at a discount or premium to their net asset value. These Funds are dependent on the performance of underlying funds and are subject to the same risks of investing in municipal bonds. A closed-end fund may be leveraged as part of its investment strategy. As a result, CEF Muni may be indirectly exposed to the effects of leverage through its investment in the underlying funds. Investments in underlying funds that use leverage may cause the value of the Fund’s shares to be more volatile than if the Fund invested in underlying funds that do not utilize leverage.

The HIP Sustainable strategy of investing in municipal debt securities of issuers promoting sustainable development may limit the types and number of investments available to the Fund or cause the Fund to invest in securities that underperform the market as a whole. As a result, the Fund may underperform funds that do not have a sustainable investing strategy or funds with sustainable investing strategies that do not employ HIP (Human Impact + Profit) Ratings. In addition, the Fund relies on a data provider for the identification of issuers that promote sustainable development based on their HIP Ratings; however, there can be no guarantee that the data provider’s methodology will align with the Fund’s investment strategy or desirable issuers can be correctly identified.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

A unitary management fee in which the Adviser is responsible for paying all the expenses of a Fund was adopted on September 1, 2010, for Intermediate, Long, Short, and High Yield Funds, and on November 1, 2019, for CEF Muni and Muni Allocation Funds. For these Funds, the liability for the Plan which is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities represents amounts accrued through these dates. Amounts accrued after these dates, including those from Short High Yield and HIP Sustainable, are presented in “Due to Adviser”.

Note 9—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. These fees are included in custody and accounting fees in the Statements of Operations. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2023, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
CEF Muni	288	$340,483	4.44%
Intermediate	2	242,098	2.18
Long	21	640,375	3.61
Short High Yield	59	1,076,272	5.24
Short	14	181,367	3.25

Outstanding loan balances as of April 30, 2023, if any, are reflected in the Statements of Assets and Liabilities.

Note 10—Other— In 2021, the Trustees approved the following changes with respect to High Yield,

Intermediate, Long, Short High Yield and Short: (i) changing each Fund’s benchmark index; (ii) changing each Fund’s investment objective; and (iii) changing each Fund’s principal investment strategies, as further detailed in the table below. These changes for each Fund have been implemented within a 9-month period in two phases. During the period from March 1, 2022 to November 30, 2022 (the “Transition”), each Fund

165

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

was seeking to replicate the index set forth under the “Transition Index” column of the table below (each, a “Transition Index”). Each Transition Index was an interim index that gradually increased exposure to other securities based on their weightings in the corresponding index set forth under the “New Index” column of the table below (each, a “New Index”) while proportionately reducing exposure to the corresponding index set forth under the “Former Index” column of the table below (each, a “Former Index”). Effective December 1, 2022, each Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of its New Index (as defined below).

Fund	Former Index	Transition Index (March 1, 2022 through November 30, 2022)	New Index (Effective December 1, 2022)
High Yield	Bloomberg Municipal Custom High Yield Composite Index	ICE High Yield Crossover Municipal Bond Transition Index	ICE Broad High Yield Crossover Municipal Index

Intermediate	Bloomberg AMT-Free Intermediate Continuous Municipal Index	ICE Intermediate AMT- Free Broad National Municipal Transition Index	ICE Intermediate AMT-Free Broad National Municipal Index

Long	Bloomberg AMT-Free Long Continuous Municipal Index	ICE Long AMT-Free Broad National Municipal Transition Index	ICE Long AMT-Free Broad National Municipal Index

Short High Yield	Bloomberg Municipal High Yield Short Duration Index	ICE 1-12 Year High Yield Crossover Municipal Bond Transition Index	ICE 1-12 Year Broad High Yield Crossover Municipal Index

Short	Bloomberg AMT-Free Short Continuous Municipal Index	ICE Short AMT-Free Broad National Municipal Transition Index	ICE Short AMT-Free Broad National Municipal Index

Note 11—Subsequent Event— On June 8, 2023, the Trustees approved the liquidation of the Muni Allocation, which is expected to happen on or about June 29, 2023. Shareholders who continue to hold shares of the Fund on the Fund’s liquidation date will receive a liquidating distribution, if any, with a value equal to their proportionate ownership interest in the Fund on that date.

Effective June 20, 2023, the Adviser has agreed to lower the unitary management fee rate for High Yield Muni from 0.35% to 0.32%, and for Short Muni from 0.20% to 0.07%.

166

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck ETF Trust and Shareholders of each of the eight funds listed in the table below.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (eight of the funds constituting VanEck ETF Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations and of changes in net assets for the year ended April 30, 2023, including the related notes, and the financial highlights for the year ended April 30, 2023, (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for the year ended April 30, 2023, in conformity with accounting principles generally accepted in the United States of America.

Funds

VanEck CEF Muni Income ETF	VanEck Long Muni ETF
VanEck High Yield Muni ETF	VanEck Muni Allocation ETF
VanEck HIP Sustainable Muni ETF	VanEck Short High Yield Muni ETF
VanEck Intermediate Muni ETF	VanEck Short Muni ETF

The financial statements of the Funds as of and for the year or period ended April 30, 2022, and the financial highlights for each of the periods ended on or prior to April 30, 2022 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 23, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

June 27, 2023

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

167

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The per share amounts of taxable vs. tax-exempt income paid by the funds during the taxable year ended April 30, 2023 are listed in the table below. The information set forth below is for each Fund’s fiscal year. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2023 income tax purposes will be sent to them in early 2024.

Additionally, all of the taxable ordinary income represents Qualified Interest Income (QII) for non-resident alien shareholders.

Please consult your tax advisor for proper treatment of this information.

Fund Name	Ticker Symbol	Tax-Exempt Interest Per Share	Tax-Exempt Interest as a Percentage of the Total Distribution	Taxable Ordinary Income Per Share	Taxable Income as a Percentage of the Total Distribution	Total Tax-Exempt + Ordinary Income Distribution Per Share
CEF Muni	XMPT	$1.0105	99.22%	$0.0079	0.78%	$1.0184
High Yield	HYD	2.0005	98.67	0.0269	1.33	2.0274
HIP Sustainable	SMI	0.6140	94.94	0.0327	5.06	0.6467
Intermediate	ITM	0.9538	99.25	0.0072	0.75	0.9610
Long	MLN	0.4909	99.06	0.0047	0.94	0.4956
Muni Allocation	MAAX	0.6943	99.24	0.0053	0.76	0.6996
Short	SMB	0.2426	98.22	0.0044	1.78	0.2470
Short High Yield	SHYD	0.6078	99.40	0.0037	0.60	0.6115
168

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

April 30, 2023 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Trustee Chairperson	Since 2006 2008 to 2022	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	70	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	70	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	82	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	70	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	82	Director, Food and Friends, Inc., 2013 to present.
Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	82	Director, National Committee on US- China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC.
169

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC. Formerly, Managing Director, Legg Mason, Inc.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP; Assistant General Counsel, Fred Alger Management, Inc.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.
170

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
171

VANECK ETF TRUST

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Funds have implemented a Liquidity Risk Management Program (the “Program”). The Program outlines certain techniques, tools and arrangements employed for the assessment and management of Fund liquidity risk, and the terms, contents and frequency of reporting of certain issues to the Board. Liquidity is managed taking account of the Funds’ investment strategy, liquidity profile, and, importantly, the fact that for many Funds, redemptions are settled primarily as in-kind redemptions. In this regard, certain of the Funds qualify as “In-Kind ETFs” under the Liquidity Rule because they meet redemptions through in-kind transfers of securities, positions and assets other than a de minimis amount of cash and publish their portfolio holdings daily. In-Kind ETFs are exempt from the Liquidity Rule’s classification and highly liquid investment minimum (“HLIM”) provisions, discussed below.

Under the Program and in accordance with the Liquidity Rule, each Fund’s liquidity risk is assessed at least annually taking into consideration certain factors enumerated in the Liquidity Rule, as applicable. The Liquidity Rule calls for considering certain such factors under both normal and reasonably foreseeable stressed market conditions.

With respect to each Fund that does not qualify under the Liquidity Rule as an “In-Kind ETF,” the Liquidity Rule and the Program require that each portfolio holding be classified into one of four liquidity classification categories. The Liquidity Rule requires that such classification determinations be made taking into account relevant market, trading and investment-specific considerations as well as market depth. The relevant Funds utilize data from a third-party vendor to assist with these determinations.

Funds that do not qualify as “In-Kind ETFs” are also required to determine and periodically review an HLIM – a minimum percentage of Fund net assets that are to be invested in Highly Liquid Investments that are assets – and adopt certain related procedures. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

The Liquidity Rule provides an exemption from the HLIM requirements for Funds that “primarily” hold Highly Liquid Investments, as defined in the Program. For the period January 1, 2022 to December 31, 2022 (the “Review Period”), the Funds that were not In-Kind ETFs qualified for an exemption and therefore have not determined an HLIM or adopted the related procedures.

The Board reviewed a report (“Report”) prepared by each Fund’s Adviser regarding the operation and effectiveness of the Program for the Review Period. The Report noted that, during the Review Period, the Funds maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report also noted the effectiveness of the Funds’ liquidity risk management during such time. Further information on liquidity risks applicable to the Fund can be found in the Fund’s prospectus.

172

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.826.2333	MUNIAR

ANNUAL REPORT April 30, 2023

BDC Income ETF	BIZD
China Bond ETF	CBON
Dynamic High Income ETF	INC
Emerging Markets High Yield Bond ETF	HYEM
Fallen Angel High Yield Bond ETF	ANGL
Green Bond ETF	GRNB
IG Floating Rate ETF	FLTR
International High Yield Bond ETF	IHY
J.P. Morgan EM Local Currency Bond ETF	EMLC
Moody’s Analytics® BBB Corporate Bond ETF	MBBB
Moody’s Analytics® IG Corporate Bond ETF	MIG
Mortgage REIT Income ETF	MORT
Preferred Securities ex Financials ETF	PFXF

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of April 30, 2023.

VANECK ETF TRUST

PRESIDENT’S LETTER

April 30, 2023 (unaudited)

Dear Fellow Shareholders:

Our outlook for financial markets in 2023 was “sideways.” The three major forces—monetary policy, government spending and economic growth—are negative or muted. This is still my view despite events in the last few months, discussed at the end of this letter.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets.

There are three things investors are facing, none of which is particularly positive for financial assets.

1. Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but declined dramatically in 2022, to low levels. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—from a high of almost $9 trillion in early 2022, assets dropped to just short of $8.3 trillion in March.1 The Fed has only shrunk its balance sheet once before, so we are facing an unknown.

Commodity prices and the Consumer Price Index (“CPI”) receive much focus, but I think what the Fed is really fighting is wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. I think the Fed knows it can’t control oil prices or supply chain directly, but it wants to manage this wage inflation psychology.

Services typically don’t reflect the price of commodities and, in 2022, we saw services inflation increase significantly. That’s not slowing down, and this is a battle the Fed is fighting that I think will last for an extended period of time.

2. Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase this year. The Republicans, who won control of the House of Representatives, are looking to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation, so we’re unlikely to see another big stimulus spending bill regardless of who controls government.

3. Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, U.S. and China have been the two main pillars of global growth. While China has loosened its Draconian domestic COVID-19 restrictions, and I think there will be a growth surge, the growth may be more domestic and consumer-led, which may not stimulate global growth as much as it has in recent decades.

The range in China growth estimates is from low (1% to 3%) to “high” (4% to 5%). In coming years, we will likely have to look to India, Indonesia and Africa to take up the baton as pillars of higher percentage global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this has been our favorite asset class to buy. (See What to Buy? Bonds. When? Now.2) Because of higher interest rates, bonds

1

VANECK ETF TRUST

PRESIDENT’S LETTER

(unaudited) (continued)

can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

Outlook

My basic outlook hasn’t changed. There were two unexpected monetary stimuli in early 2023, but I think both are temporary. The first was the wave of money from Asia at year-end: Japanese bond buying of approximately $600 billion and Chinese money supply growth post-COVID-19. The second monetary stimulus was the credit the Fed provided to banks during the mini-bank crisis of March. I’m worried that the bank crisis will lead to a contraction of credit, but this may be offset by China reopening. Also, I think it is important to note that substantially less credit flows to the real economy from banks (through loans they continue to hold) and much more through alternative credit funds. These funds typically don’t offer daily liquidity, so any credit crunch is likely to be extenuated over several quarters. So, I don’t see these two events as significantly changing the “sideways” trajectory of 2023.

The only “new” thought is that, while I think the Fed won’t stimulate for a while, this is a good time to get positioned in assets that would benefit from that stimulus, namely gold and BTC (bitcoin).

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the twelve month period ended April 30, 2023. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

May 17, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”.3 Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

1 Barron’s: The Fed’s Balance Sheet Is Shrinking Again. What That Means for Stocks., April 26, 2023, https://www.barrons.com/articles/fed-stocks-balance-sheet-banking-turmoil-cf781ef0

2 What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/.

3 https://www.vaneck.com/us/en/subscribe/

2

VANECK ETF TRUST

MANAGEMENT DISCUSSION

April 30, 2023 (unaudited)

CORPORATE BOND

Fallen Angel Bonds

VanEck Fallen Angel High Yield Bond ETF, which gained 0.59% during the period under review, was the first fallen angel ETF to be launched and is now the largest. Fallen angel high yield bonds are bonds that have been downgraded from investment grade to “junk.” They offer a distinct value proposition that has, historically, provided long-term outperformance—contrarian sector exposures, price appreciation from buying oversold, undervalued bonds and a higher quality focus. Since December 2003, fallen angel high yield bonds have outperformed the broader U.S. high yield market by approximately 200 basis points annually.1

Energy sector bonds (which is the ETF’s largest sector exposure) were the biggest contributors, followed by those in the leisure sector, during the period under review. The banking and retail sectors detracted the most from performance.

Investment Grade Floating Rate Notes

Floating rate notes are investment grade rated corporate (financial and non-financial) debt issues with coupons that reset to current interest rates, based on a particular benchmark. The coupons on these securities fluctuate with that benchmark, resulting in almost no price sensitivity to changes in interest rates. Short-term interest rates have increased by approximately 500 basis points since the beginning of 2022, coinciding with the Federal Reserve’s aggressive rate hikes over the period, with 3-month USD Libor rising to 5.30% on April 28, 2023 compared to 1.33% one year earlier. VanEck IG Floating Rate ETF (the re-named VanEck Investment Grade Floating Rate ETF) gained 3.61% over this 12 month period. With 3-month USD Libor set to discontinue on June 30, 2023, the fund’s portfolio continues to reflect the ongoing transition in the marketplace towards alternative reference rates, particularly the Secured Overnight Funding Rate (“SOFR”). As of April 30, 2023, the portfolio had a weight of approximately 75% in SOFR linked bonds.

All sectors provided positive returns, with the financial sector contributing the most. The real estate sector (the ETF’s smallest sector exposure) contributed the least to performance.

Investment Grade Corporate Bonds

The U.S. investment grade corporate bond market is both large and diverse. Investors may achieve better outcomes by being selective within this market, compared to a broad market exposure. Both VanEck Moody’s Analytics IG Corporate Bond ETF and VanEck Moody’s Analytics BBB Corporate Bond ETF track indices that use proprietary credit metrics developed by Moody’s Analytics to identify attractively valued bonds, while avoiding bonds with the highest probability of being downgraded to high yield. VanEck Moody’s Analytics IG Corporate Bond ETF selects from the broad investment grade universe, while VanEck Moody’s Analytics BBB Corporate Bond ETF focuses on the BBB rated segment of the market.

VanEck Moody’s Analytics IG Corporate Bond ETF was up 1.22%. While the consumer goods sector provided the greatest contribution to the fund’s return, while the energy sector detracted the most. VanEck Moody’s Analytics BBB Corporate Bond ETF was up 1.70%, also with the consumer goods sector contributing the most to performance. The energy sector also detracted the most.

EQUITY INCOME

Business Development Companies (BDCs)

BDCs typically lend to, and invest in, small privately held companies. They are one of the few private credit investments available to retail investors. VanEck BDC Income ETF lost 2.60% for the 12 month period, with the fund impacted negatively by recession fears and credit concerns in the US despite resiliency in terms of defaults and non-accruals.

While companies in the very largest market capitalization ranges contributed the most, those in the very smallest detracted the most.

3

VANECK ETF TRUST

MANAGEMENT DISCUSSION (unaudited) (continued)

Mortgage REITs

Mortgage REITs generally borrow at short-term rates and lend at long-term rates, potentially profiting from the spread. As such, they can be affected by yield curve movements. Some focus on residential agency and non-agency mortgage backed securities, while others focus on commercial real estate introducing the potential for credit risk. The yield curve has been a major concern for mortgage REIT investors throughout the 12 month period ending April 30, 2023. The inverted yield curve paired with elevated leverage levels proved challenging for the mortgage REIT business model. Widespread concerns in commercial real estate has also put pressure on the fund’s portfolio. VanEck Mortgage REIT Income ETF lost 16.95% for the 12 month period.

While companies across the range of capitalizations detracted from performance, those in the ranges between the largest and the smallest detracted the most.

Preferred Securities ex Financials

Preferred securities are considered hybrid securities because they have features of both debt and equity securities. Historically, a company’s preferred securities have offered higher yields than either its common stock or its senior debt. By seeking to track the ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index, which excludes financial companies, the fund offers diversification potential and has provided a yield pickup over financial preferred’s historically.

Over the 12 month period ending April 30, 2023, VanEck Preferred Securities ex Financials ETF registered a loss of 2.50%. The utility sector contributed most to the fund’s performance, while the technology and electronics sector detracted the most.

INTERNATIONAL BOND

China Onshore Bonds

Once closed to foreign investors, China is home to the largest bond market among the emerging economies and is now the second largest market globally. The size of the market is now approximately $20.9 trillion.2 While it has increased in sheer size, a diverse array of bond categories spanning the yield curve has also evolved. Issuers include central and local governments, policy banks, state-owned enterprises and listed/non-listed corporations. Foreign interest in onshore bonds continues to increase, driven by their attractive yield and diversification potential, with inflows expected to continue as onshore bonds are gradually included in global bond indexes.

VanEck China Bond ETF, recorded a loss of 0.80% over the 12 month period ending April 30, 2023. Only the consumer cyclicals sector contributed positively to performance and then only minimally. The financial sector detracted the most.

Emerging Markets Local Currency Bonds

Emerging markets governments issue bonds denominated in their own currencies, which can provide yield enhancement and diversification opportunities for investors. These include bonds from countries in Africa, Latin America, Eastern Europe, the Middle East and Asia.

Following a significant decline toward the end of the last fiscal year, VanEck J.P. Morgan EM Local Currency Bond ETF, recorded a gain of 5.13% over the 12 month period.

While bonds denominated in Mexican peso and Polish zloty contributed the most positively to the fund’s total return, of other bonds those denominated in Egyptian pounds were by far the greatest detractors from performance, reflecting the devaluation of the currency since moving to a flexible exchange rate following a financing agreement with the International Monetary Fund in 2022.

4

Emerging Markets High Yield Bonds

Emerging markets high yield corporate bonds offer investors exposure to corporate, quasi sovereign and agency issuers from emerging markets countries. They may offer greater yield potential and higher average credit quality versus U.S. high yield bonds, while providing diversification benefits within a global high yield portfolio.

VanEck Emerging Markets High Yield Bond ETF lost 0.56% over the 12 month period. In terms of the country of risk, amongst those bonds contributing positively to total return, Turkish bonds and those from Macau were the greatest contributors. Issuers from China were the greatest detractors from performance. Leisure bonds contributed the most to total return, while the real estate sector detracted the most from performance.

International High Yield Bonds

Non U.S. high yield bonds have continued to provide an opportunity to diversify not only geographically, but also in terms of currency, with bonds denominated, for example, in euros, sterling, and Canadian dollars, as well as U.S. dollars.

Over the period, VanEck International High Yield Bond ETF gained 0.78%. Bonds from leisure sector, followed by those from the utility and banking sectors, contributed the most to the fund’s total return. The real estate sector detracted by far the most from performance. Bonds denominated Euro contributed the most, whilst those in U.S. dollars detracted the most. Italian issuers provided the greatest positive contribution to total return in terms of country of risk, while Chinese issuers detracted the most from performance.

Green Bonds

Green bonds are issued to finance projects with a positive environmental impact and, in the vast majority of cases, are backed by the issuer’s full balance sheet (rather than the projects financed). Issuance has increased each year since 2011 with the exception of 2022 amid global interest rate volatility, and the first three months of 2023 was the busiest quarter for issuance on record. The green bond market has also become more diverse as new types of issuers have entered the market in multiple currencies, allowing targeted exposures within the market. VanEck Green Bond ETF focuses on the U.S. dollar denominated portion of the global green bond market, allowing investors to build a sustainable fixed income portfolio, without currency risk and without sacrificing yield potential.

VanEck Green Bond ETF gained 0.41% for the 12 month period. From a country of risk perspective, issuers from Japan contributed the most positively to total return. Bonds from the U.S. detracted the most from performance. Financial-related bonds were the greatest contributors to returns and real estate-related bonds detracted the most from performance.

MULTI-ASSET INCOME

VanEck Dynamic High Income ETF seeks to provide high current income with consideration for capital appreciation by investing, under normal circumstances, in exchange-traded products (“ETPs”) that are registered under the applicable federal securities laws and that invest in securities that generate income.

The fund traded for just short of six months. However, in the period in which it did trade before its fiscal year end, the fund was up 6.47% versus 9.58% for the ICE BofA Global High Yield Corporate & Sovereign Index. Fallen angel bonds made the greatest contribution to performance and only mortgage REITs detracted from performance.

Returns based on funds’ net asset values (NAVs).

All indices listed are unmanaged indices and include the reinvestment of dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the fund’s performance. Indices are not securities in which investments can be made.

5

VANECK ETF TRUST

MANAGEMENT DISCUSSION (unaudited) (continued)

1 Source: FactSet. Reflects the performance of fallen angel U.S. high yield bonds compared to the ICE BofA US High Yield Index from 12/31/2003 to 4/30/2023. Fallen angel U.S. high yield bond data on and prior to February 28, 2020 reflects that of the ICE BofA US Fallen Angel High Yield Index (H0FA). From February 28, 2020 forward, the Fallen Angel U.S. High Yield index data reflects that of the fund’s new underlying index, the ICE US Fallen Angel High Yield 10% Constrained Index (H0CF). Fallen angel U.S. high yield bond data history which includes periods prior to February 28, 2020 links H0FA and H0CF and is not intended for third-party use.

2 The Bank for International Settlements: Debt securities statistics, September 2022

6

VANECK BDC INCOME ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVBDCTRG[1]	SPTR[2]
One Year	(2.54)%	(2.60)%	(2.60)%	2.66%
Five Year	8.48%	8.43%	8.39%	11.45%
Ten Year	5.74%	5.75%	5.78%	12.20%

[1]	MVIS® US Business Development Companies Index (MVBDCTRG) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of business development companies (BDCs). To be eligible for the MVBDCTRG Index and qualify as a BDC, a company must be organized under the laws of, and have its principal place of business in, the United States, be registered with the SEC and have elected to be regulated as a BDC under the 1940 Act.

Index data prior to June 19, 2023 reflects that of the MVIS® US Business Development Companies Index (MVBIZDTG). From June 19, 2023 forward, the index data reflects that of the Fund’s underlying index MVBDCTRG. Index history which includes periods prior to June 19, 2023 links the performance of MVBIZDTG and MVBDCTRG and is not intended for third party use.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

7

VANECK CHINA BOND ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	CHQU01TR1	US00[2]	LBUSTRUU[3]
One Year	(2.29)%	(0.80)%	(0.70)%	(0.57)%	(0.43)%
Five Year	1.73%	2.02%	2.78%	1.19%	1.18%
Life*	1.78%	2.01%	2.83%	1.35%	1.33%

*	Inception of Fund: 11/10/14; First Day of Secondary Market Trading: 11/11/14.

[1]	ChinaBond China High Quality Bond Index (CHQU01TR) is comprised of fixed-rate, RMB-denominated bonds issued in the PRC by Chinese credit, governmental and quasi-governmental (e.g., policy banks) issuers. Chinese credit issuers are generally considered to be issuers of central enterprise bonds, local enterprise bonds, medium-term notes, corporate bonds and railway debt. Credit RMB Bonds must have an issuer rating of AAA or equivalent by one or more of the Chinese local rating agencies recognized by the relevant authorities in the PRC to be included in the Index.

As of October 31, 2018, index data for the CHQU01TR for all periods presented reflect the stream of the Index which is denominated in USD and converted by the index provider using the “offshore” Renminbi (CNH) exchange rate.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

On September 1, 2022, the US00 replaced the Bloomberg US Aggregate Bond Index (LBUSTRUU) as the broad-based benchmark index. The US00 is more representative of broad US market exposure.

[3]	LBUSTRUU is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

8

VANECK DYNAMIC HIGH INCOME ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	HG00[1]
Life*	6.50%	6.47%	9.58%

*	Inception of Fund: 11/1/22; First Day of Secondary Market Trading: 11/2/22.

[1]	The ICE BofA Global High Yield Corporate & Sovereign Index (HG00) tracks the performance of the below investment grade global debt markets denominated in the major developed market currencies.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

9

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	EMLH[1]	US00[2]	LBUSTRUU[3]
One Year	0.85%	(0.56)%	(0.10)%	(0.57)%	(0.43)%
Five Year	0.73%	0.51%	0.50%	1.19%	1.18%
Ten Year	2.23%	2.19%	2.49%	1.34%	1.32%

[1]	ICE BofA Diversified High Yield US Emerging Markets Corporate Plus Index (EMLH) is comprised of U.S. dollar denominated bonds issued by non-sovereign emerging market issuers that have a below investment grade rating (in accordance with the Index Provider’s methodology) and that are issued in the major domestic and Eurobond markets.

Index data prior to May 11, 2015 reflects that of the BofA Merrill Lynch High Yield US Emerging Markets Liquid Corporate Plus Index. From May 11, 2015, forward, the index data reflects that of the EMLH. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

On September 1, 2022, the US00 replaced the Bloomberg US Aggregate Bond Index (LBUSTRUU) as the broad-based benchmark index. The ICE Index is more representative of broad US market exposure.

[3]	LBUSTRUU is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

10

VANECK FALLEN ANGEL HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	H0CF1	US00[2]	LBUSTRUU[3]
One Year	1.67%	0.59%	0.93%	(0.57)%	(0.43)%
Five Year	4.01%	3.94%	4.42%	1.19%	1.18%
Ten Year	5.51%	5.57%	6.23%	1.34%	1.32%

[1]	ICE US Fallen Angel High Yield 10% Constrained Index (H0CF) is comprised of below investment grade corporate bonds denominated in U.S. dollars that were rated investment grade at the time of issuance. Qualifying securities must be issued in the U.S. domestic market and have a below investment grade rating in accordance with the ICE Data’s methodology. The Index includes bonds issued by both U.S. and non-U.S. issuers.

Index data prior to February 28, 2020 reflects that of ICE BofAML US Fallen Angel High Yield Index. From February 28, 2020, forward, the index data reflects that of H0CF. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

On September 1, 2022, the US00 replaced the Bloomberg US Aggregate Bond Index (LBUSTRUU) as the broad-based benchmark index. The ICE Index is more representative of broad US market exposure.

[3]	LBUSTRUU is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

11

VANECK GREEN BOND ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	SPGRUSST[1]	US00[2]	LBUSTRUU[3]
One Year	1.07%	0.41%	0.29%	(0.57)%	(0.43)%
Five Year	(0.33)%	(0.32)%	(0.01)%	1.19%	1.18%
Life*	1.14%	1.11%	1.52%	1.14%	1.13%

*	Inception of Fund: 3/3/17; First Day of Secondary Market Trading: 3/4/17.

[1]	S&P Green Bond U.S. Dollar Select Index (SPGRUSST) is designed to provide a broad measure of the performance of the investable, U.S. dollar-denominated “green” bond market. The Index is comprised of bonds issued for qualified “green” purposes and seeks to measure the performance of U.S. dollar-denominated “green”-labeled bonds issued globally. For a bond to be eligible for inclusion in the Index, the issuer of the bond must indicate the bond’s “green” label and the rationale behind it, such as the intended use of proceeds. As an additional filter, the bond must be flagged as “green” by Climate Bonds Initiative (“CBI”) to be eligible for inclusion in the Index.

Index data prior to September 1, 2019 reflects that of the S&P Green Bond Select Index. From September 1, 2019, forward, the index data reflects that of the SPGUSST. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

On September 1, 2022, the US00 replaced the Bloomberg US Aggregate Bond Index (LBUSTRUU) as the broad-based benchmark index. The US00 is more representative of broad US market exposure.

[3]	LBUSTRUU is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

12

VANECK IG FLOATING RATE ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVFLTR[1]	US00[2]	LBUSTRUU[3]
One Year	3.66%	3.61%	3.30%	(0.57)%	(0.43)%
Five Year	2.00%	2.02%	2.13%	1.19%	1.18%
Ten Year	1.67%	1.68%	1.95%	1.34%	1.32%

[1]	MVIS® US Investment Grade Floating Rate Index (MVFLTR) is comprised of U.S. dollar-denominated floating rate notes with outstanding issue sizes greater than or equal to $500 million, issued by corporate entities or similar commercial entities that are public reporting companies in the United States with at least one investment grade rating.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

On September 1, 2022, the US00 replaced the Bloomberg US Aggregate Bond Index (LBUSTRUU) as the broad-based benchmark index. The ICE Index is more representative of broad US market exposure.

[3]	LBUSTRUU is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

13

VANECK INTERNATIONAL HIGH YIELD BOND ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	HXUS[1]	US00[2]	LBUSTRUU[3]
One Year	1.77%	0.78%	1.24%	(0.57)%	(0.43)%
Five Year	0.34%	0.20%	0.43%	1.19%	1.18%
Ten Year	1.98%	1.96%	2.47%	1.34%	1.32%

[1]	ICE BofA ex-US Issuers High Yield Constrained Index (HXUS) tracks the performance of below investment grade debt issued by corporations located throughout the world (which may include emerging market countries) excluding the United States, denominated in euros, U.S. dollars, Canadian dollars or pound sterling and issued in the major domestic or eurobond markets.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

On September 1, 2022, the US00 replaced the Bloomberg US Aggregate Bond Index (LBUSTRUU) as the broad-based benchmark index. The ICE Index is more representative of broad US market exposure.

[3]	LBUSTRUU is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

14

VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	GBIEMCOR[1]	US00[2]	LBUSTRUU[3]
One Year	5.34%	5.13%	5.73%	(0.57)%	(0.43)%
Five Year	(2.32)%	(2.39)%	(2.01)%	1.19%	1.18%
Ten Year	(2.32)%	(2.33)%	(1.84)%	1.34%	1.32%

[1]	J.P. Morgan GBI-EM Global Core Index (GBIEMCOR) is designed to track the performance of bonds issued by emerging markets governments and denominated in the local currency of the issuer.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

On September 1, 2022, the US00 replaced the Bloomberg US Aggregate Bond Index (LBUSTRUU) as the broad-based benchmark index. The ICE Index is more representative of broad US market exposure.

[3]	LBUSTRUU is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

15

VANECK MOODY’S ANALYTICS BBB CORPORATE BOND ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVBI[1]	US00[2]	LBUSTRUU[3]
One Year	2.07%	1.70%	1.99%	(0.57)%	(0.43)%
Life*	(4.10)%	(4.15)%	(4.24)%	(4.70)%	(4.65)%

*	Inception of Fund: 12/1/20; First Day of Secondary Market Trading: 12/2/20.

[1]	MVIS® Moody’s Analytics® US BBB Corporate Bond Index (MVBI) is designed to track the performance of U.S. dollar-denominated BBB rated corporate bonds that offer an excess spread over fair value, while excluding bonds exhibiting the highest probability of being downgraded to non-investment grade, based on proprietary credit risk metrics developed by Moody’s Analytics, Inc.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

On September 1, 2022, the US00 replaced the Bloomberg US Aggregate Bond Index (LBUSTRUU) as the broad-based benchmark index. The ICE Index is more representative of broad US market exposure.

[3]	LBUSTRUU is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

16

VANECK MOODY’S ANALYTICS IG CORPORATE BOND ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVCI[1]	US00[2]	LBUSTRUU[3]
One Year	1.50%	1.22%	1.33%	(0.57)%	(0.43)%
Life*	(4.20)%	(4.25)%	(4.34)%	(4.70)%	(4.65)%

*	Inception of Fund: 12/1/20; First Day of Secondary Market Trading: 12/2/20.

[1]	MVIS® Moody’s Analytics® US Investment Grade Corporate Bond Index (MVCI) is designed to track the performance of U.S. dollar-denominated investment grade corporate bonds that offer an excess spread over fair value, while excluding bonds exhibiting the highest probability of being downgraded to non-investment grade, based on proprietary credit risk metrics developed by Moody’s Analytics, Inc.

[2]	The ICE BofA US Broad Market Index (US00) is a broad-based benchmark that measures the performance of US dollar-denominated, investment grade debt securities, including US Treasury notes and bonds, quasi-government securities, corporate securities, residential and commercial mortgage-backed securities and asset-backed securities.

On September 1, 2022, the US00 replaced the Bloomberg US Aggregate Bond Index (LBUSTRUU) as the broad-based benchmark index. The ICE Index is more representative of broad US market exposure.

[3]	LBUSTRUU is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities.

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV since inception. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

17

VANECK MORTGAGE REIT INCOME ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	MVMORTTG[1]	SPTR[2]
One Year	(17.17)%	(16.95)%	(16.72)%	2.66%
Five Year	(4.77)%	(4.70)%	(4.46)%	11.45%
Ten Year	(0.21)%	(0.17)%	0.16%	12.20%

[1]	MVIS® US Mortgage REITs Index (MVMORTTG) is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of publicly traded U.S. REITs that derive at least 50% of their revenues (or, where applicable, have at least 50% of their assets) from mortgage-related activity.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

18

VANECK PREFERRED SECURITIES EX FINANCIALS ETF

PERFORMANCE COMPARISON

April 30, 2023 (unaudited)

Average Annual Total Return
	Share Price	NAV	PFAN[1]	SPTR[2]
One Year	(2.25)%	(2.50)%	(1.75)%	2.66%
Five Year	3.96%	4.03%	4.45%	11.45%
Ten Year	4.17%	4.19%	4.33%	12.20%

[1]	ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities Index (PFAN) is a rules-based index designed to track the performance of exchange-listed U.S. dollar denominated hybrid debt, preferred stock and convertible preferred stock publicly issued by non-financial corporations in the U.S. domestic market. It includes both rated and unrated securities, and securities with either a fixed or floating rate coupon or dividend.

Index data prior to June 1, 2021 reflects that of the Wells Fargo® Hybrid and Preferred Securities ex Financials Index. From June 1, 2021, forward, the index data reflects that of PFAN. All Index history reflects a blend of the performance of the aforementioned Indexes.

[2]	The S&P 500 Index (SPTR) is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the index proportionate to its market value.

Hypothetical Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV over the past 10 years. The result is compared with the Fund’s benchmark and a broad-based index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares.

See “About Fund Performance” on page 20 for more information.

19

VANECK ETF TRUST

ABOUT FUND PERFORMANCE

(unaudited)

The price used to calculate market return (Share Price) is determined by using the closing price listed on its primary listing exchange. Since the shares of each Fund did not trade in the secondary market until after each Fund’s commencement, for the period from commencement to the first day of secondary market trading in shares of each Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund reflects temporary waivers of expenses and/or fees, if any. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

MVBDCTRG, MVFLTR, MVMORTTG, MVBI and MVCI are published by MV Index Solutions GmbH (MVIS), a wholly owned subsidiary of the Adviser, Van Eck Associates Corporation. CHQU01TR is published by China Central Depository & Clearing Co., Ltd. (China Central Depository). GBIEMCOR is published by JPMorgan Securities Inc. (J.P. Morgan). EMLH, HOCF and HXUS are published by ICE Data Indices, LLC. SPGRUSST is published by S&P Dow Jones Indices (S&P). PFAN is published by Wells Fargo & Company, LLC (Wells Fargo).

MVIS, China Central Depository, J.P. Morgan, ICE Data Indices, LLC, S&P, Wells Fargo, and Bloomberg do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

20

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2022 to April 30, 2023.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period November 1, 2022 - April 30, 2023(a)
BDC Income ETF
Actual	$1,000.00	$1,048.30	0.43%	$2.18
Hypothetical (b)	$1,000.00	$1,022.66	0.43%	$2.16
China Bond ETF
Actual	$1,000.00	$1,073.70	0.54%	$2.78
Hypothetical (b)	$1,000.00	$1,022.12	0.54%	$2.71
Dynamic High Income ETF
Actual (c)	$1,000.00	$1,064.70	0.10%	$0.51
Hypothetical (b)	$1,000.00	$1,024.30	0.10%	$0.50
Emerging Markets High Yield Bond ETF
Actual	$1,000.00	$1,132.30	0.40%	$2.11
Hypothetical (b)	$1,000.00	$1,022.81	0.40%	$2.01
Fallen Angel High Yield Bond ETF
Actual	$1,000.00	$1,067.50	0.35%	$1.79
Hypothetical (b)	$1,000.00	$1,023.06	0.35%	$1.76
Green Bond ETF
Actual	$1,000.00	$1,072.60	0.20%	$1.03
Hypothetical (b)	$1,000.00	$1,023.80	0.20%	$1.00
IG Floating Rate ETF
Actual	$1,000.00	$1,035.50	0.14%	$0.71
Hypothetical (b)	$1,000.00	$1,024.10	0.14%	$0.70
21

VANECK ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value November 1, 2022	Ending Account Value April 30, 2023	Annualized Expense Ratio During Period	Expenses Paid During the Period November 1, 2022 - April 30, 2023(a)
International High Yield Bond ETF
Actual	$1,000.00	$1,132.90	0.40%	$2.12
Hypothetical (b)	$1,000.00	$1,022.81	0.40%	$2.01
J.P. Morgan EM Local Currency Bond ETF
Actual	$1,000.00	$1,148.00	0.30%	$1.60
Hypothetical (b)	$1,000.00	$1,023.31	0.30%	$1.51
Moody’s Analytics BBB Corporate Bond ETF
Actual	$1,000.00	$1,098.60	0.25%	$1.30
Hypothetical (b)	$1,000.00	$1,023.55	0.25%	$1.25
Moody’s Analytics IG Corporate Bond ETF
Actual	$1,000.00	$1,093.30	0.20%	$1.04
Hypothetical (b)	$1,000.00	$1,023.80	0.20%	$1.00
Mortgage REIT Income ETF
Actual	$1,000.00	$985.60	0.44%	$2.17
Hypothetical (b)	$1,000.00	$1,022.61	0.44%	$2.21
Preferred Securities ex Financials ETF
Actual	$1,000.00	$1,079.50	0.41%	$2.11
Hypothetical (b)	$1,000.00	$1,022.76	0.41%	$2.06

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended April 30, 2023), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
(c)	Expenses are equal to the Fund’s annualized expense ratio (for the period from November 2, 2022 (commencement of operations) to April 30, 2023) multiplied by the average account value over the period, multiplied by the number of days since the commencement of operations divided by the number of days in the fiscal year.
22

VANECK BDC INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Number of Shares	Value
COMMON STOCKS: 100.1%
Financial Services: 100.1%
Ares Capital Corp.	6,323,954	$116,866,670
Bain Capital Specialty Finance, Inc. †	649,064	7,600,539
Barings BDC, Inc.	1,367,941	10,423,710
BlackRock TCP Capital Corp. †	841,677	8,450,437
Blackstone Secured Lending Fund †	1,080,560	27,878,448
Capital Southwest Corp. †	503,528	9,128,963
Carlyle Secured Lending, Inc. †	686,621	9,660,757
CION Investment Corp. †	807,570	7,655,764
Fidus Investment Corp. †	346,703	6,500,681
FS KKR Capital Corp. †	4,087,324	76,882,564
Gladstone Investment Corp. †	487,444	6,731,602
Goldman Sachs BDC, Inc. †	1,499,202	20,838,908
Golub Capital BDC, Inc. †	2,018,293	27,206,590
Hercules Capital, Inc. †	1,790,965	23,712,377
Main Street Capital Corp. †	664,768	26,936,399
MidCap Financial Investment Corp. †	953,633	10,795,125
New Mountain Finance Corp. †	1,338,304	15,912,434
Oaktree Specialty Lending Corp.	1,044,444	19,719,103
Owl Rock Capital Corp. †	5,316,492	69,008,066
	Number of Shares	Value
Financial Services (continued)
PennantPark Floating Rate Capital Ltd. †	680,436	$7,382,731
Prospect Capital Corp. †	3,746,296	25,512,276
Sixth Street Specialty Lending, Inc.	1,126,556	20,593,444
SLR Investment Corp. †	683,585	9,905,147
Trinity Capital, Inc. †	508,812	6,187,154
TriplePoint Venture Growth BDC Corp.	515,033	6,113,442
Total Common Stocks (Cost: $617,312,326)		577,603,331

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 16.0%
Money Market Fund: 16.0% (Cost: $92,435,917)
State Street Navigator Securities Lending Government Money Market Portfolio	92,435,917	92,435,917
Total Investments: 116.1% (Cost: $709,748,243)		670,039,248
Liabilities in excess of other assets: (16.1)%		(92,786,304)
NET ASSETS: 100.0%		$577,252,944

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $141,163,568.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	100.0%	$577,603,331

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$577,603,331	$—	$—	$577,603,331
Money Market Fund	92,435,917	—	—	92,435,917
Total Investments	$670,039,248	$—	$—	$670,039,248

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

23

VANECK CHINA BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Par (000’s		)	Value
CORPORATE BONDS: 74.7%
Basic Materials: 6.7%
Guangdong Guangxin Holdings Group Ltd. 3.37%, 03/11/25	CNY	10,000		$1,455,277
Zijin Mining Group Co. Ltd. 3.51%, 02/21/25	CNY	10,000		1,458,961
				2,914,238
Consumer Cyclicals: 1.7%
Beijing Tourism Group Co. Ltd. 3.95%, 08/02/26	CNY	4,900		723,889
Energy: 4.5%
PetroChina Co. Ltd. 3.50%, 01/19/26	CNY	3,490		512,184
Yankuang Energy Group Co. Ltd. 3.43%, 03/12/25	CNY	10,000		1,456,721
				1,968,905
Financials: 40.4%
Agricultural Development Bank of China
2.25%, 04/22/25	CNY	2,930		420,566
2.96%, 04/17/30	CNY	4,000		578,292
3.24%, 08/14/24	CNY	2,400		350,004
3.63%, 07/19/26	CNY	2,700		401,330
3.74%, 07/12/29	CNY	2,740		414,160
3.75%, 01/25/29	CNY	2,620		395,212
3.79%, 10/26/30	CNY	1,110		169,142
3.85%, 01/06/27	CNY	3,410		511,053
4.39%, 09/08/27	CNY	3,270		502,497
4.65%, 05/11/28	CNY	1,360		212,842
4.98%, 01/12/25	CNY	2,640		396,587
Beijing Haidian State-Owned Assets Operation Co. Ltd. 3.40%, 10/24/24	CNY	10,000		1,450,021
China Cinda Asset Management Co. Ltd. 4.75%, 04/14/27	CNY	10,000		1,511,748
China Development Bank
3.18%, 04/05/26	CNY	4,850		710,366
3.30%, 03/03/26	CNY	5,550		816,076
3.34%, 07/14/25	CNY	3,830		562,060
3.39%, 02/03/27	CNY	42		6,206
3.41%, 06/07/31	CNY	1,640		244,287
3.45%, 09/20/29	CNY	4,800		714,393
3.48%, 01/08/29	CNY	4,460		663,919
3.65%, 05/21/29	CNY	1,950		293,250
3.66%, 03/01/31	CNY	1,170		177,112
3.70%, 10/20/30	CNY	4,150		629,161
4.04%, 04/10/27	CNY	1,760		266,080
4.04%, 07/06/28	CNY	2,720		415,489
Chongqing Longhu Development Co. Ltd.
3.45%, 08/02/23	CNY	5,000		718,911
4.44%, 01/25/24	CNY	8,000		1,148,547
Cinda Investment Co. Ltd. 4.30%, 12/22/23	CNY	1,200		173,672
Export-Import Bank of China
	Par (000’s		)	Value
Financials (continued)
3.22%, 05/14/26	CNY	1,970		$289,100
3.23%, 03/23/30	CNY	2,900		426,312
3.33%, 02/22/26	CNY	1,860		273,298
3.38%, 07/16/31	CNY	1,750		259,998
3.43%, 10/23/25	CNY	1,830		269,220
3.74%, 11/16/30	CNY	2,380		361,699
3.86%, 05/20/29	CNY	2,480		376,291
3.88%, 01/12/36	CNY	1,170		183,286
4.89%, 03/26/28	CNY	1,510		238,315
Guotai Junan Securities Co. Ltd. 3.31%, 05/21/24	CNY	200		29,064
				17,559,566
Industrials: 10.0%
China State Railway Group Co. Ltd. 3.45%, 07/25/24	CNY	14,800		2,159,067
Nanjing Yangzi State-Owned Investment Group Co. Ltd. 2.70%, 10/21/24	CNY	5,000		720,434
Shanghai Pudong Development Group Co. Ltd. 3.52%, 04/21/26	CNY	5,000		727,876
Sichuan Development Holding Co. Ltd. 4.55%, 08/06/25	CNY	5,000		747,807
				4,355,184
Real Estate: 4.2%
Beijing Public Housing Center Co. Ltd. 3.19%, 04/16/40	CNY	10,000		1,451,909
China Fortune Land Development Co. Ltd.
5.50%, 10/22/22	CNY	1,000		39,902
7.00%, 03/03/21 (d) *	CNY	1,000		36,291
COFCO Commercial Property Investment Co. Ltd. 3.94%, 01/25/25	CNY	2,000		288,953
				1,817,055
Utilities: 7.2%
Beijing Enterprises Group Co. Ltd. 2.75%, 12/29/49 (o)	CNY	5,000		715,551
China Huaneng Group Co. Ltd. 3.55% (ChinaBond Government Security Yield Curve 5Y YTM+3.56%), 03/09/25 (o) (s)	CNY	5,000		728,491
China Yangtze Power Co. Ltd. 3.35%, 10/17/26	CNY	1,500		218,873
Shandong Lucion Investment Holdings Group Co. Ltd. 3.85%, 01/07/26	CNY	10,000		1,453,891
				3,116,806
Total Corporate Bonds (Cost: $34,855,806)				32,455,643

See Notes to Financial Statements

24

	Par (000’s		)	Value
GOVERNMENT OBLIGATIONS: 20.2%
China Government Bond
1.99%, 04/09/25	CNY	3,510		$502,998
2.47%, 09/02/24	CNY	5,300		767,346
2.68%, 05/21/30	CNY	3,450		495,677
2.69%, 08/12/26	CNY	2,050		297,703
2.77%, 06/24/30	CNY	5,690		821,968
2.85%, 06/04/27	CNY	5,420		790,894
2.86%, 07/16/30	CNY	3,350		486,768
2.90%, 05/05/26	CNY	846		123,823
3.01%, 05/13/28	CNY	5,630		827,403
3.02%, 10/22/25	CNY	2,150		315,253
	Par (000’s		)	Value
3.02%, 05/27/31	CNY	2,710		$398,461
3.03%, 03/11/26	CNY	5,400		793,006
3.25%, 06/06/26	CNY	3,620		535,817
3.27%, 11/19/30	CNY	2,980		447,780
3.28%, 12/03/27	CNY	1,050		156,470
3.29%, 05/23/29	CNY	2,680		402,238
3.74%, 09/22/35	CNY	3,900		615,426
Total Government Obligations (Cost: $9,486,226)				8,779,031
Total Investments: 94.9% (Cost: $44,342,032)				41,234,674
Other assets less liabilities: 5.1%				2,199,072
NET ASSETS: 100.0%				$43,433,746

Definitions:

CNY	Chinese Yuan

Footnotes:

(d)	Security in default
(o)	Perpetual Maturity — the date shown is the next call date
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
*	Non-income producing

Summary of Investments by Sector	% of Investments	Value
Financials	42.6%	$17,559,566
Government	21.3	8,779,031
Industrials	10.6	4,355,184
Utilities	7.5	3,116,806
Basic Materials	7.1	2,914,238
Energy	4.8	1,968,905
Real Estate	4.4	1,817,055
Consumer Cyclicals	1.7	723,889
	100.0%	$41,234,674

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$32,455,643	$—	$32,455,643
Government Obligations *	—	8,779,031	—	8,779,031
Total Investments	$—	$41,234,674	$—	$41,234,674

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

25

VANECK DYNAMIC HIGH INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Par (000’s	)	Value
GOVERNMENT OBLIGATIONS: 16.0%
United States Treasury Note
1.12%, 08/15/40	16		$10,642
1.38%, 11/15/40	28		19,394
1.88%, 02/15/41	14		10,525
2.25%, 05/15/41	41		32,715
2.75%, 08/15/42	12		10,270
Total Government Obligations (Cost: $78,090)			83,546

	Number of Shares
EXCHANGE TRADED FUNDS: 83.9% (a)
VanEck BDC Income ETF ‡	2,664		38,788
VanEck Durable High Dividend ETF ‡	2,770		87,147
	Number of Shares	Value
VanEck Emerging Markets High Yield Bond ETF ‡	1,426	$26,067
VanEck Energy Income ETF ‡	669	41,775
VanEck Fallen Angel High Yield Bond ETF ‡	3,612	100,233
VanEck International High Yield Bond ETF ‡	2,694	54,177
VanEck J.P. Morgan EM Local Currency Bond ETF ‡	1,052	26,447
VanEck Mortgage REIT Income ETF ‡	1,704	18,744
VanEck Preferred Securities ex Financials ETF ‡	2,530	44,300
Total Exchange Traded Funds (Cost: $420,380)		437,678
Total Investments: 99.9% (Cost: $498,470)		521,224
Other assets less liabilities: 0.1%		509
NET ASSETS: 100.0%		$521,733

Footnotes:

(a)	Each underlying fund’s shareholder reports and registration documents are available free of charge on the SEC’s website at https:// www.sec.gov.
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.

Summary of Investments by Sector	% of Investments	Value
Exchange Traded Funds	84.0%	$437,678
Government	16.0	83,546
	100.0%	$521,224

See Notes to Financial Statements

26

Transactions in securities of affiliates for the period ended April 30, 2023 were as follows:

	Value 11/1/2022*	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 4/30/2023
VanEck BDC Income ETF	$–	$50,540	$(10,737)	$(296)	$2,486	$(606)#	$38,788
VanEck Durable High Dividend ETF	–	84,782	–	–	1,397	2,365	87,147
VanEck Emerging Markets High Yield Bond ETF	–	23,372	–	–	676	2,695	26,067
VanEck Energy Income ETF	–	53,007	(10,802)	112	376	(542)	41,775
VanEck Fallen Angel High Yield Bond ETF	–	95,936	–	–	2,074	4,297	100,233
VanEck International High Yield Bond ETF	–	49,098	–	–	1,094	5,361†	54,177
VanEck J.P. Morgan EM Local Currency Bond ETF	–	23,807	–	–	191	3,198‡	26,447
VanEck Mortgage REIT Income ETF	–	38,220	(15,454)	(2,135)	1,450	(1,443)^	18,744
VanEck Preferred Securities ex Financials ETF	–	47,212	(5,101)	216	1,528	1,973	44,300
	$–	$465,974	$(42,094)	$(2,103)	$11,272	$17,298	$437,678

*	Commencement of operations.
#	Includes Return of Capital distribution reclassification of $113.
†	Includes Return of Capital distribution reclassification of $282.
‡	Includes Return of Capital distribution reclassification of $558.
^	Includes Return of Capital distribution reclassification of $444.

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Government Obligations *	$—	$83,546	$—	$83,546
Exchange Traded Funds	437,678	—	—	437,678
Total Investments	$437,678	$83,546	$—	$521,224

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

27

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Par (000’s	)	Value
CORPORATE BONDS: 95.7%
Argentina: 3.4%
Agua y Saneamientos Argentinos SA Reg S 7.90%, 05/01/26	$500		$385,000
Generacion Mediterranea SA / Central Termica Roca SA 144A 9.88%, 12/01/27	470		342,025
Genneia SA 144A 8.75%, 09/02/27	495		473,898
MercadoLibre, Inc.
2.38%, 01/14/26 †	650		590,474
3.12%, 01/14/31	1,150		892,418
MSU Energy SA / UGEN SA / UENSA SA 144A 6.88%, 02/01/25	875		613,388
MSU Energy SA / UGEN SA / UENSA SA Reg S 6.88%, 02/01/25	75		52,576
Pampa Energia SA 144A
7.50%, 01/24/27	1,050		914,702
9.12%, 04/15/29	475		413,822
Pan American Energy LLC 144A 9.12%, 04/30/27	475		495,767
Telecom Argentina SA 144A
8.00%, 07/18/26	675		600,516
8.50%, 08/06/25	606		565,240
Transportadora de Gas del Sur SA 144A 6.75%, 05/02/25	600		524,292
Transportadora de Gas del Sur SA Reg S 6.75%, 05/02/25	200		174,764
YPF Energia Electrica SA 144A 10.00%, 07/25/26	650		559,653
YPF SA 144A
6.95%, 07/21/27	1,375		991,399
7.00%, 09/30/33 (s)	875		575,681
7.00%, 12/15/47	825		506,890
8.50%, 03/23/25	588		537,571
8.50%, 07/28/25	1,850		1,543,054
8.50%, 06/27/29	612		456,230
8.75%, 04/04/24	306		289,415
9.00%, 02/12/26 (s)	1,269		1,201,065
9.00%, 06/30/29 (s)	1,225		978,400
			14,678,240
Armenia: 0.1%
Ardshinbank CJSC Via Dilijan Finance BV 144A 6.50%, 01/28/25	425		415,438
Austria: 0.1%
Iochpe-Maxion Austria GmbH / Maxion Wheels de Mexico S de RL de CV 144A 5.00%, 05/07/28	300		258,657
	Par (000’s	)	Value
Azerbaijan: 1.1%
Southern Gas Corridor CJSC 144A 6.88%, 03/24/26 †	$3,217		$3,312,995
State Oil Co. of the Azerbaijan Republic Reg S 6.95%, 03/18/30	1,250		1,299,913
			4,612,908
Bahrain: 1.4%
BBK BSC Reg S 5.50%, 07/09/24	700		693,343
GFH Sukuk Ltd. Reg S 7.50%, 01/28/25	850		842,562
Mumtalakat Sukuk Holding Co. Reg S 4.10%, 01/21/27	850		801,491
Oil and Gas Holding Co. BSCC 144A
7.50%, 10/25/27	1,700		1,745,858
7.62%, 11/07/24	1,125		1,145,413
8.38%, 11/07/28	850		898,875
			6,127,542
Barbados: 0.2%
Sagicor Financial Co. Ltd. 144A 5.30%, 05/13/28 †	950		915,895
Bermuda: 0.8%
Digicel Group Holdings Ltd. 144A 8.00%, 04/01/25	667		266,606
Digicel International Finance Ltd. / Digicel International Holdings Ltd. 144A
8.75%, 05/25/24	875		793,240
13.00%, 12/31/25	618		403,162
Digicel International Finance Ltd./Digicel international Holdings Ltd 144A 8.75%, 05/25/24	1,025		929,224
Investment Energy Resources Ltd. 144A 6.25%, 04/26/29	1,175		1,088,138
			3,480,370
Brazil: 8.5%
Adecoagro SA 144A 6.00%, 09/21/27	800		750,770
Amaggi Luxembourg International Sarl 144A 5.25%, 01/28/28	550		512,247
Arcos Dorados Holdings, Inc. 144A 5.88%, 04/04/27	650		635,680
Atento Luxco 1 SA 144A 8.00%, 02/10/26	400		107,200
Azul Investments LLP 144A 5.88%, 10/26/24	200		158,098
B3 SA - Brasil Bolsa Balcao 144A 4.12%, 09/20/31	500		418,325

See Notes to Financial Statements

28

	Par (000’s	)	Value
Brazil (continued)
Banco Bradesco SA 144A 3.20%, 01/27/25	$625		$598,400
Banco BTG Pactual SA 144A
2.75%, 01/11/26	450		410,850
4.50%, 01/10/25	775		753,044
Banco Daycoval SA Reg S 4.25%, 12/13/24	300		290,398
Banco do Brasil SA 144A 4.62%, 01/15/25	750		736,440
Banco Nacional de Desenvolvimento Economico e Social 144A 4.75%, 05/09/24	375		372,593
Banco Votorantim SA 144A
4.38%, 07/29/25	450		434,157
4.50%, 09/24/24	350		339,936
Braskem Idesa SAPI 144A 7.45%, 11/15/29	1,400		1,108,994
Braskem Netherlands Finance BV 144A 8.50% (US Treasury Yield Curve Rate T 5 Year+8.22%), 01/23/81	525		522,798
Brazil Minas SPE via State of Minas Gerais 144A 5.33%, 02/15/28	505		499,023
BRF GmbH 144A 4.35%, 09/29/26	375		326,748
BRF SA 144A
4.88%, 01/24/30	475		371,740
5.75%, 09/21/50	500		312,959
Cemig Geracao e Transmissao SA 144A 9.25%, 12/05/24	625		641,312
Centrais Eletricas Brasileiras SA 144A
3.62%, 02/04/25	450		429,869
4.62%, 02/04/30	575		496,167
Cosan Luxembourg SA 144A 7.00%, 01/20/27	550		551,047
Cosan SA 144A 5.50%, 09/20/29	575		516,859
CSN Inova Ventures 144A 6.75%, 01/28/28 †	975		927,880
CSN Resources SA 144A 7.62%, 04/17/26	250		251,021
Embraer Netherlands Finance BV
5.05%, 06/15/25	725		715,071
5.40%, 02/01/27	550		529,691
Embraer Netherlands Finance BV 144A 6.95%, 01/17/28	593		601,014
ERO Copper Corp. 144A 6.50%, 02/15/30	250		222,650
FS Luxembourg Sarl 144A 10.00%, 12/15/25	450		448,304
	Par (000’s	)	Value
Brazil (continued)
Globo Comunicacao e Participacoes SA 144A
4.88%, 01/22/30	$325		$260,756
5.50%, 01/14/32	350		280,400
Gol Finance SA 144A 7.00%, 01/31/25	500		241,672
Guara Norte Sarl 144A 5.20%, 06/15/34	660		562,944
InterCement Financial Operations BV 144A 5.75%, 07/17/24	550		377,732
Itau Unibanco Holding SA 144A 3.25%, 01/24/25	375		363,529
3.88% (US Treasury Yield Curve Rate T 5 Year+3.45%), 04/15/31	400		376,000
4.50% (US Treasury Yield Curve Rate T 5 Year+2.82%), 11/21/29	650		623,669
4.62% (US Treasury Yield Curve Rate T 5 Year+3.22%), 2/27/2025 (o)	500		391,410
Klabin Austria GmbH 144A
3.20%, 01/12/31 †	425		339,737
5.75%, 04/03/29	575		563,319
7.00%, 04/03/49	528		510,824
Light Servicos de Eletricidade SA / Light Energia SA 144A 4.38%, 06/18/26	425		159,460
MARB BondCo Plc 144A 3.95%, 01/29/31	1,050		772,232
MV24 Capital BV 144A 6.75%, 06/01/34	792		708,381
Natura Cosmeticos SA 144A 4.12%, 05/03/28 †	775		647,040
NBM US Holdings, Inc. 144A
6.62%, 08/06/29	400		360,582
7.00%, 05/14/26	600		584,691
Nexa Resources SA 144A
5.38%, 05/04/27	600		565,219
6.50%, 01/18/28 †	325		318,148
Petrobras Global Finance BV
5.09%, 01/15/30 †	375		353,838
5.30%, 01/27/25	400		398,260
5.50%, 06/10/51 †	475		375,864
5.60%, 01/03/31 †	650		624,878
5.62%, 05/20/43	225		192,848
5.75%, 02/01/29	325		320,294
6.00%, 01/27/28	700		702,097
6.75%, 01/27/41	475		454,862
6.75%, 06/03/50	325		294,028
6.85%, 06/05/15	1,050		920,210
6.88%, 01/20/40	447		432,089
6.90%, 03/19/49	475		439,238
7.25%, 03/17/44	615		607,751
7.38%, 01/17/27	450		468,543
8.75%, 05/23/26	250		271,176

See Notes to Financial Statements

29

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Brazil (continued)
Rede D’or Finance Sarl 144A
4.50%, 01/22/30 †	$624		$529,807
4.95%, 01/17/28	350		319,107
Rio Oil Finance Trust Series 2014-1 144A 9.25%, 07/06/24	297		301,002
Rio Oil Finance Trust Series 2014-3 144A 9.75%, 01/06/27	279		290,131
Rio Oil Finance Trust Series 2018-1 144A 8.20%, 04/06/28	282		286,371
Rumo Luxembourg Sarl 144A 5.25%, 01/10/28	450		419,062
Simpar Europe SA 144A 5.20%, 01/26/31	450		333,409
Tupy Overseas SA 144A 4.50%, 02/16/31	300		237,401
Ultrapar International SA 144A
5.25%, 10/06/26	300		288,947
5.25%, 06/06/29	300		281,201
Unigel Luxembourg SA 144A 8.75%, 10/01/26	450		415,459
Usiminas International Sarl 144A
5.88%, 07/18/26	650		632,272
XP, Inc. 144A 3.25%, 07/01/26	600		533,007
			36,722,182
British Virgin Islands: 0.6%
China SCE Group Holdings Ltd. Reg S 7.00%, 05/02/25	700		252,000
New Metro Global Ltd. Reg S
4.50%, 05/02/26	700		408,842
4.62%, 10/15/25	400		254,890
Sino-Ocean Land Treasure Finance I Ltd. Reg S 6.00%, 07/30/24	1,000		406,431
Sino-Ocean Land Treasure Finance II Ltd. Reg S 5.95%, 02/04/27	650		170,079
Studio City Co. Ltd. 144A 7.00%, 02/15/27 †	550		522,393
Wanda Properties Global Co. Ltd. Reg S
11.00%, 01/20/25	750		459,557
11.00%, 02/13/26	350		213,422
			2,687,614
Cambodia: 0.2%
NagaCorp Ltd. Reg S 7.95%, 07/06/24	700		656,250
Canada: 0.2%
Azure Power Solar Energy Private Ltd. 144A 5.65%, 12/24/24	565		483,640
	Par (000’s	)	Value
Canada (continued)
Frontera Energy Corp. 144A 7.88%, 06/21/28	$650		$502,085
			985,725
Cayman Islands: 2.7%
Arabian Centres Sukuk II Ltd. 144A 5.62%, 10/07/26	1,500		1,401,069
Banco Bradesco SA 144A 4.38%, 03/18/27	450		433,738
Banco do Brasil SA 144A
3.25%, 09/30/26	650		605,029
4.88%, 01/11/29	450		427,162
6.25%, 04/18/30	500		497,750
CT Trust 144A
5.12%, 02/03/32	1,475		1,218,272
Dar Al-Arkan Sukuk Co. Ltd. Reg S 7.75%, 02/07/26	700		709,067
Kt21 T2 Co. Ltd. Reg S 6.12% (US Treasury Yield Curve Rate T 5 Year+5.33%), 12/16/31	550		514,877
Liberty Costa Rica Senior Secured Finance 144A 10.88%, 01/15/31	600		581,118
MAF Global Securities Ltd. Reg S 7.88% (US Treasury Yield Curve Rate T 5 Year+4.89%), 6/30/2027 (o)	1,000		1,017,745
Nogaholding Sukuk Ltd. 144A 5.25%, 04/08/29	1,100		1,053,667
Oryx Funding Ltd. 144A 5.80%, 02/03/31	900		876,749
PD Sukuk Ltd. Reg S 8.75%, 09/23/25	600		601,500
Poinsettia Finance Ltd. Reg S 6.62%, 06/17/31	540		448,051
StoneCo Ltd. 144A 3.95%, 06/16/28	375		284,271
Yankuang Group Cayman Ltd. Reg S 2.90%, 11/30/24	800		761,840
			11,431,905
Chile: 1.1%
Agrosuper SA 144A 4.60%, 01/20/32	750		660,369
CAP SA 144A 3.90%, 04/27/31	450		346,564
Inversiones Latin America Power Ltda 144A 5.12%, 06/15/33	726		320,756
Kenbourne Invest SA 144A 6.88%, 11/26/24	618		408,656
Latam Airlines Group SA 144A 13.38%, 10/15/27 †	700		732,005

See Notes to Financial Statements

30

	Par (000’s	)	Value
Chile (continued)
13.38%, 10/15/29 †	$1,100		$1,156,160
VTR Comunicaciones SpA 144A
4.38%, 04/15/29	600		310,039
5.12%, 01/15/28	717		401,158
VTR Finance NV 144A 6.38%, 07/15/28	825		282,562
			4,618,269
China: 6.7%
Agile Group Holdings Ltd. Reg S 5.50%, 04/21/25	500		230,522
Bank of Communications Co. Ltd. Reg S 3.80% (US Treasury Yield Curve Rate T 5 Year+3.35%), 11/18/2025 (o) †	4,350		4,198,642
Bank of Communications Hong Kong Ltd. Reg S 3.73% (US Treasury Yield Curve Rate T 5 Year+2.52%), 3/3/2025 (o)	700		677,250
Central Plaza Development Ltd. Reg S 5.75% (US Treasury Yield Curve Rate T 5 Year+8.07%), 11/14/2024 (o)	650		583,241
Chengdu Economic & Technological Investment Group Co. Ltd. Reg S 5.30%, 12/07/24	400		391,156
China Hongqiao Group Ltd. Reg S 6.25%, 06/08/24	850		828,852
China SCE Group Holdings Ltd. Reg S 6.00%, 02/04/26	600		178,500
Chong Hing Bank Ltd. Reg S 5.70% (US Treasury Yield Curve Rate T 5 Year+3.86%), 7/15/2024 (o)	600		586,140
Country Garden Holdings Co. Ltd. Reg S
2.70%, 07/12/26	1,200		552,900
3.12%, 10/22/25	1,500		756,098
3.30%, 01/12/31	1,100		430,781
3.88%, 10/22/30	700		283,765
5.63%, 12/15/26	400		189,190
eHi Car Services Ltd. Reg S
7.00%, 09/21/26	550		352,000
7.75%, 11/14/24	600		476,010
ENN Clean Energy International Investment Ltd. 144A 3.38%, 05/12/26	1,200		1,072,889
Fortune Star BVI Ltd. Reg S 5.95%, 10/19/25	1,000		735,000
	Par (000’s	)	Value
China (continued)
6.85%, 07/02/24 †	$850		$739,738
Glory Health Industry Ltd. Reg S 14.25%, 01/25/24	200		14,000
Greenland Global Investment Ltd. Reg S 5.88%, 07/03/26	1,250		293,750
Greentown China Holdings Ltd. Reg S 4.70%, 04/29/25	750		697,687
Industrial & Commercial Bank of China Ltd. Reg S 3.20% (US Treasury Yield Curve Rate T 5 Year+2.37%), 9/24/2026 (o)	9,625		9,032,616
Mianyang Investment Holding Group Co. Ltd. Reg S 6.70%, 08/08/25	400		404,466
New Metro Global Ltd. Reg S 4.80%, 12/15/24	600		449,301
Powerlong Real Estate Holdings Ltd. Reg S
5.95%, 04/30/25	900		183,163
6.25%, 08/10/24	600		125,805
Qingdao Jiaozhou Bay Development Group Co. Ltd. Reg S 4.90%, 06/16/25	400		380,906
RKPF Overseas 2019 A Ltd. Reg S
6.00%, 09/04/25	600		436,545
6.70%, 09/30/24	550		504,965
RKPF Overseas 2019 E Ltd. Reg S 7.75% (US Treasury Yield Curve Rate T 5 Year+6.00%), 11/18/2024 (o)	400		210,914
Times China Holdings Ltd. Reg S
5.75%, 01/14/27	500		66,043
6.20%, 03/22/26	600		79,156
6.75%, 07/08/25	800		105,408
Weifang Urban Construction & Development Investment Group Co. Ltd. Reg S 2.60%, 09/27/24	450		407,264
West China Cement Ltd. Reg S 4.95%, 07/08/26	1,000		788,960
Xinhu BVI 2018 Holding Co. Ltd. Reg S 11.00%, 09/28/24	650		637,000
Zhangzhou Transportation Development Group Co. Ltd. Reg S

See Notes to Financial Statements

31

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
China (continued)
4.98%, 06/01/25	$800		$779,212
			28,859,835
Colombia: 5.6%
Aris Mining Corp. 144A 6.88%, 08/09/26	450		357,358
Banco de Bogota SA 144A 6.25%, 05/12/26	1,883		1,830,775
Banco GNB Sudameris SA 144A 7.50% (US Treasury Yield Curve Rate T 5 Year+6.66%), 04/16/31	600		447,000
Bancolombia SA 4.62% (US Treasury Yield Curve Rate T 5 Year+2.94%), 12/18/29	900		766,197
Canacol Energy Ltd. 144A 5.75%, 11/24/28	750		599,546
Ecopetrol SA
4.12%, 01/16/25	1,600		1,536,306
4.62%, 11/02/31	1,925		1,445,414
5.38%, 06/26/26	2,175		2,062,133
5.88%, 05/28/45	3,075		2,010,173
5.88%, 11/02/51 †	1,100		698,218
6.88%, 04/29/30	2,700		2,441,424
7.38%, 09/18/43	1,333		1,073,424
8.88%, 01/13/33	1,025		994,567
Empresas Publicas de Medellin ESP 144A
4.25%, 07/18/29	1,600		1,258,024
4.38%, 02/15/31	900		672,165
Geopark Ltd. 144A
5.50%, 01/17/27	750		623,645
Grupo Aval Ltd. 144A
4.38%, 02/04/30	1,725		1,321,885
Grupo de Inversiones Suramericana SA 144A 5.50%, 04/29/26	900		860,673
Oleoducto Central SA 144A 4.00%, 07/14/27	750		665,297
Orazul Energy Peru SA 144A 5.62%, 04/28/27	550		491,232
Telecomunicaciones Digitales SA 144A 4.50%, 01/30/30	950		779,855
Telefonica Celular del Paraguay SA 144A 5.88%, 04/15/27	800		738,919
Termocandelaria Power Ltd. 144A 7.88%, 01/30/29	775		684,364
			24,358,594
Costa Rica: 0.3%
Instituto Costarricense de Electricidad 144A
6.38%, 05/15/43	825		682,687
6.75%, 10/07/31	450		435,375
			1,118,062
	Par (000’s	)	Value
Cyprus: 0.3%
MHP Lux SA 144A
6.25%, 09/19/29	$600		$291,750
6.95%, 04/03/26	850		444,125
MHP SE 144A 7.75%, 05/10/24	750		446,700
			1,182,575
Czech Republic: 0.1%
Energo-Pro AS 144A 8.50%, 02/04/27	650		624,000
Dominican Republic: 0.1%
Empresa Generadora de Electricidad Haina SA 144A 5.62%, 11/08/28	400		363,180
Egypt: 0.4%
Egyptian Financial Co. for Sovereign Taskeek 144A 10.88%, 02/28/26	2,300		1,901,640
France: 0.1%
Aeropuertos Dominicanos Siglo XXI SA 144A 6.75%, 03/30/29	500		491,730
Georgia: 0.3%
Georgian Railway JSC 144A 4.00%, 06/17/28	850		731,259
Silknet JSC 144A 8.38%, 01/31/27	475		467,281
			1,198,540
Ghana: 0.4%
Kosmos Energy Ltd. 144A 7.12%, 04/04/26	1,125		1,006,853
Tullow Oil Plc 144A 7.00%, 03/01/25 †	1,300		792,615
			1,799,468
Greece: 0.2%
Navios South American Logistics, Inc. / Navios Logistics Finance US Inc 144A 10.75%, 07/01/25	775		762,872
Guatemala: 0.5%
Banco Industrial SA 144A 4.88% (US Treasury Yield Curve Rate T 5 Year+4.44%), 01/29/31	525		491,996
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL 144A 5.25%, 04/27/29 †	1,850		1,726,844
			2,218,840
Honduras: 0.1%
Inversiones Atlantida SA 144A 7.50%, 05/19/26	575		531,447

See Notes to Financial Statements

32

	Par (000’s	)	Value
Hong Kong: 6.2%
Agile Group Holdings Ltd. Reg S 6.05%, 10/13/25 †	$650		$272,594
7.88% (US Treasury Yield Curve Rate T 5 Year+11.29%), 7/31/2024 (o)	800		232,904
Bank of East Asia Ltd. Reg S 5.83% (US Treasury Yield Curve Rate T 5 Year+5.53%), 10/21/2025 (o)	1,000		876,250
5.88% (US Treasury Yield Curve Rate T 5 Year+4.26%), 9/19/2024 (o)	1,100		1,010,625
CAS Capital No 1 Ltd. Reg S 4.00% (US Treasury Yield Curve Rate T 5 Year+3.64%), 7/12/2026 (o)	1,250		1,018,875
Champion Path Holdings Ltd. Reg S
4.50%, 01/27/26	650		576,875
4.85%, 01/27/28	850		707,625
China CITIC Bank International Ltd. Reg S 3.25% (US Treasury Yield Curve Rate T 5 Year+2.53%), 7/29/2026 (o)	1,000		929,312
4.80% (US Treasury Yield Curve Rate T 5 Year+2.10%), 4/22/2027 (o)	900		877,896
China Oil & Gas Group Ltd. Reg S 4.70%, 06/30/26	700		592,375
China Water Affairs Group Ltd. Reg S 4.85%, 05/18/26	500		468,500
Easy Tactic Ltd.
7.50%, 07/11/25	800		163,748
7.50%, 07/11/27	1,726		293,463
7.50%, 07/11/28	1,281		186,937
Fortune Star BVI Ltd. Reg S
5.00%, 05/18/26	875		557,099
5.05%, 01/27/27	800		492,660
Franshion Brilliant Ltd. Reg S 6.00% (US Treasury Yield Curve Rate T 5 Year+5.58%), 2/8/2026 (o)	700		630,371
Gemdale Ever Prosperity Investment Ltd. Reg S 4.95%, 08/12/24	800		728,476
Hopson Development Holdings Ltd. Reg S 7.00%, 05/18/24	400		347,984
Li & Fung Ltd. Reg S 5.00%, 08/18/25	800		746,121
Melco Resorts Finance Ltd. 144A 4.88%, 06/06/25 †	1,700		1,598,740
	Par (000’s	)	Value
Hong Kong (continued)
5.25%, 04/26/26	$800		$743,048
5.38%, 12/04/29	1,900		1,580,225
5.62%, 07/17/27	970		867,362
5.75%, 07/21/28	1,250		1,090,625
Nanyang Commercial Bank Ltd. Reg S 6.50% (US Treasury Yield Curve Rate T 5 Year+3.51%), 4/28/2027 (o)	1,050		1,002,837
7.35% (US Treasury Yield Curve Rate T 5 Year+3.16%), 9/7/2028 (o)	400		389,674
RKPF Overseas 2019 A Ltd. Reg S 5.90%, 03/05/25	500		390,939
RKPF Overseas 2020 A Ltd. Reg S
5.12%, 07/26/26	750		427,827
5.20%, 01/12/26	900		574,586
Seaspan Corp. 144A 5.50%, 08/01/29	1,250		1,001,550
Seaspan Corp. 144A Reg S 6.50%, 04/29/26	400		405,000
Sino-Ocean Land Treasure IV Ltd. Reg S
2.70%, 01/13/25	800		266,000
3.25%, 05/05/26	700		218,708
4.75%, 08/05/29	800		196,678
4.75%, 01/14/30	600		151,595
Studio City Finance Ltd. 144A
5.00%, 01/15/29	1,889		1,480,032
6.00%, 07/15/25	750		690,322
6.50%, 01/15/28 †	875		755,316
Yancoal International Resources Development Co. Ltd. Reg S 2.90%, 11/18/24	500		478,342
Yanlord Land HK Co. Ltd. Reg S 5.12%, 05/20/26	750		634,886
			26,654,982
Hungary: 0.3%
OTP Bank Nyrt Reg S 8.75% (US Treasury Yield Curve Rate T 5 Year+5.06%), 05/15/33	1,150		1,115,500
India: 4.3%
ABJA Investment Co. Pte Ltd. Reg S 5.95%, 07/31/24	1,700		1,696,600
Adani Green Energy Ltd. 144A 4.38%, 09/08/24	1,100		988,919
Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy 144A 6.25%, 12/10/24	850		811,585

See Notes to Financial Statements

33

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
India (continued)
Adani Renewable Energy RJ Ltd./ Kodangal Solar Parks Pvt Ltd. / Wardha Solar Maharashtra 144A 4.62%, 10/15/39	$445		$319,246
Delhi International Airport Ltd. 144A
6.12%, 10/31/26	800		775,680
6.45%, 06/04/29	950		892,763
GMR Hyderabad International Airport Ltd. 144A 4.25%, 10/27/27	650		573,625
HPCL-Mittal Energy Ltd. Reg S
5.25%, 04/28/27	750		708,750
5.45%, 10/22/26	400		383,000
JSW Hydro Energy Ltd. 144A 4.12%, 05/18/31	974		812,670
JSW Infrastructure Ltd. 144A 4.95%, 01/21/29	600		519,899
JSW Steel Ltd. 144A
3.95%, 04/05/27	850		747,896
5.05%, 04/05/32	850		685,406
JSW Steel Ltd. Reg S 5.38%, 04/04/25	700		680,225
Network i2i Ltd. 144A 3.98% (US Treasury Yield Curve Rate T 5 Year+3.39%), 3/3/2026 (o) †	825		731,181
5.65% (US Treasury Yield Curve Rate T 5 Year+4.28%), 1/15/2025 (o)	1,675		1,608,000
Periama Holdings LLC Reg S 5.95%, 04/19/26	1,150		1,111,653
ReNew Power Pvt Ltd. 144A 5.88%, 03/05/27	30		27,990
ReNew Wind Energy AP2 / ReNew Power Pvt Ltd. other 9 Subsidiaries 144A 4.50%, 07/14/28	950		802,968
Shriram Finance Ltd. 144A 4.15%, 07/18/25	700		654,150
Tata Motors Ltd. Reg S 5.88%, 05/20/25	400		396,000
TML Holdings Pte Ltd. Reg S 5.50%, 06/03/24	450		443,363
UPL Corp. Ltd. Reg S 5.25% (US Treasury Yield Curve Rate T 5 Year+3.87%), 2/27/2025 (o)	550		416,548
Vedanta Resources Finance II Plc 144A 9.25%, 04/23/26	875		580,724
Vedanta Resources Ltd. 144A 6.12%, 08/09/24	1,475		960,202
			18,329,043
	Par (000’s	)	Value
Indonesia: 2.0%
Adaro Indonesia PT 144A 4.25%, 10/31/24	$1,250		$1,203,305
APL Realty Holdings Pte Ltd. Reg S 5.95%, 06/02/24	400		181,000
Bakrie Telecom Pte Ltd. Reg S 11.50%, 05/07/15 (d) *	111		902
Bank Tabungan Negara Persero Tbk PT Reg S 4.20%, 01/23/25	600		570,000
Bukit Makmur Mandiri Utama PT 144A 7.75%, 02/10/26	600		525,000
Cikarang Listrindo Tbk PT 144A 4.95%, 09/14/26	1,000		941,438
Global Prime Capital Pte Ltd. Reg S 5.95%, 01/23/25	400		387,200
Indika Energy Capital III Pte Ltd. 144A 5.88%, 11/09/24	573		558,539
Indika Energy Capital IV Pte Ltd. 144A 8.25%, 10/22/25	825		819,218
Japfa Comfeed Indonesia Tbk PT Reg S 5.38%, 03/23/26	500		415,000
Medco Bell Pte Ltd. 144A 6.38%, 01/30/27	950		867,490
Medco Oak Tree Pte Ltd. 144A 7.38%, 05/14/26	850		818,041
Pakuwon Jati Tbk PT Reg S 4.88%, 04/29/28	600		528,750
Saka Energi Indonesia PT 144A 4.45%, 05/05/24	650		631,407
			8,447,290
Israel: 3.6%
Leviathan Bond Ltd. 144A Reg S
6.12%, 06/30/25	1,000		975,250
6.50%, 06/30/27	975		926,250
6.75%, 06/30/30	875		813,349
Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/36	1,050		962,690
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	4,400		3,980,247
4.10%, 10/01/46	2,623		1,750,973
4.75%, 05/09/27	1,300		1,219,122
5.12%, 05/09/29 †	1,325		1,230,694
6.75%, 03/01/28 †	1,650		1,644,587
7.12%, 01/31/25 †	575		588,758
7.88%, 09/15/29 †	750		786,308

See Notes to Financial Statements

34

	Par (000’s	)	Value
Israel (continued)
8.12%, 09/15/31 †	$675		$713,634
			15,591,862
Kuwait: 0.4%
Kuwait Projects Co. SPC Ltd. Reg S
4.23%, 10/29/26	800		708,800
4.50%, 02/23/27	950		822,320
			1,531,120
Luxembourg: 2.2%
Acu Petroleo Luxembourg Sarl 144A 7.50%, 01/13/32	447		390,409
Aegea Finance Sarl 144A 6.75%, 05/20/29 †	450		415,454
AI Candelaria Spain SA 144A 7.50%, 12/15/28	541		502,468
Consolidated Energy Finance SA 144A 5.62%, 10/15/28	800		703,988
CSN Resources SA 144A
4.62%, 06/10/31	700		540,650
5.88%, 04/08/32 †	375		308,941
Energean Israel Finance Ltd. 144A Reg S
4.88%, 03/30/26	1,023		947,554
5.38%, 03/30/28	1,000		896,585
5.88%, 03/30/31	1,025		895,594
Hidrovias International Finance SARL 144A 4.95%, 02/08/31	250		188,526
Kenbourne Invest SA 144A 4.70%, 01/22/28	400		217,402
MC Brazil Downstream Trading Sarl 144A 7.25%, 06/30/31	1,377		1,059,474
Minerva Luxembourg SA 144A 4.38%, 03/18/31	975		767,458
Movida Europe SA 144A 5.25%, 02/08/31	675		497,017
Natura & Co. Luxembourg Holdings Sarl 144A 6.00%, 04/19/29 †	450		402,186
Petrorio Luxembourg Trading Sarl 144A 6.12%, 06/09/26	475		439,286
Poinsettia Finance Ltd. 144A 6.62%, 06/17/31	180		149,350
Rumo Luxembourg Sarl 144A 4.20%, 01/18/32	300		242,769
			9,565,111
Macao: 0.2%
MGM China Holdings Ltd. 144A 4.75%, 02/01/27 †	1,100		1,006,225
Mauritius: 2.4%
Axian Telecom 144A
	Par (000’s	)	Value
Mauritius (continued)
7.38%, 02/16/27	$625		$570,000
Azure Power Energy Ltd. 144A 3.58%, 08/19/26	583		451,461
CA Magnum Holdings 144A 5.38%, 10/31/26	1,525		1,344,628
Clean Renewable Power Mauritius Pte Ltd. 144A 4.25%, 03/25/27	465		408,039
Clean Renewable Power Mauritius Pte Ltd. Reg S 4.25%, 03/25/27	186		163,215
Greenko Power II Ltd. 144A 4.30%, 12/13/28	1,695		1,473,374
Greenko Wind Projects Mauritius Ltd. 144A 5.50%, 04/06/25	1,175		1,121,428
IHS Netherlands Holdco BV 144A 8.00%, 09/18/27	1,625		1,433,006
India Airport Infra 144A 6.25%, 10/25/25	625		598,641
India Clean Energy Holdings 144A 4.50%, 04/18/27	550		447,938
India Cleantech Energy 144A 4.70%, 08/10/26	504		445,343
India Green Power Holdings 144A 4.00%, 02/22/27	700		612,548
India Toll Roads 144A 5.50%, 08/19/24	600		579,000
Liquid Telecommunications Financing Plc 144A 5.50%, 09/04/26	1,000		600,000
			10,248,621
Mexico: 7.1%
Alsea SAB de CV 144A 7.75%, 12/14/26	775		770,452
Axtel SAB de CV 144A 6.38%, 11/14/24	493		431,375
Banco Nacional de Comercio Exterior SNC 144A 2.72% (US Treasury Yield Curve Rate T 5 Year+2.00%), 08/11/31	775		658,750
Braskem Idesa SAPI 144A 6.99%, 02/20/32 †	2,025		1,450,406
Cemex SAB de CV 144A 3.88%, 07/11/31	1,700		1,424,464
5.12% (US Treasury Yield Curve Rate T 5 Year+4.53%), 6/8/2026 (o)	1,625		1,440,887
5.20%, 09/17/30	1,175		1,094,667
5.45%, 11/19/29	1,225		1,175,711
7.38%, 06/05/27	1,550		1,608,985
9.12% (US Treasury Yield Curve Rate T 5 Year+4.91%), 3/14/2028 (o)	1,700		1,690,227

See Notes to Financial Statements

35

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Mexico (continued)
CIBanco SA Institution de Banca Multiple Trust 144A 4.38%, 07/22/31	$600		$447,363
Cydsa SAB de CV 144A 6.25%, 10/04/27	500		466,652
Electricidad Firme de Mexico Holdings SA de CV 144A 4.90%, 11/20/26 †	600		528,450
Grupo Aeromexico SAB de CV 144A 8.50%, 03/17/27	1,250		1,119,286
Grupo Axo SAPI de CV 144A 5.75%, 06/08/26	475		417,606
Grupo KUO SAB De CV 144A 5.75%, 07/07/27	750		688,699
Metalsa Sapi De Cv 144A 3.75%, 05/04/31 †	450		342,112
Nemak SAB de CV 144A 3.62%, 06/28/31 †	825		617,306
Operadora de Servicios Mega SA de CV Sofom ER 144A 8.25%, 02/11/25	200		107,000
Operadora de Servicios Mega SA de CV Sofom ER Reg S 8.25%, 02/11/25	400		214,000
Petroleos Mexicanos
4.25%, 01/15/25	175		166,909
4.50%, 01/23/26	325		296,409
5.35%, 02/12/28	600		498,846
5.50%, 06/27/44	175		99,838
5.62%, 01/23/46	175		98,625
5.95%, 01/28/31	1,125		832,307
6.35%, 02/12/48	450		267,531
6.38%, 01/23/45	375		227,050
6.49%, 01/23/27	450		403,347
6.50%, 03/13/27	1,200		1,078,114
6.50%, 01/23/29 †	400		339,045
6.50%, 06/02/41	475		302,929
6.62%, 06/15/35	825		573,922
6.62%, 06/15/38	125		83,487
6.70%, 02/16/32	1,940		1,494,814
6.75%, 09/21/47	1,600		987,229
6.84%, 01/23/30	700		566,204
6.88%, 10/16/25 †	250		246,451
6.88%, 08/04/26	750		710,043
6.95%, 01/28/60 †	1,150		706,326
7.69%, 01/23/50	2,275		1,518,022
8.75%, 06/02/29	550		505,610
Petroleos Mexicanos 144A 10.00%, 02/07/33 †	475		441,524
Sixsigma Networks Mexico SA de CV 144A 7.50%, 05/02/25 †	525		447,664
Total Play
Telecomunicaciones SA de CV 144A
	Par (000’s	)	Value
Mexico (continued)
6.38%, 09/20/28	$900		$593,633
7.50%, 11/12/25	900		629,873
			30,810,150
Morocco: 0.9%
OCP SA 144A
3.75%, 06/23/31	1,200		1,008,750
4.50%, 10/22/25	1,075		1,047,806
5.12%, 06/23/51	1,225		907,253
6.88%, 04/25/44	950		877,619
			3,841,428
Netherlands: 0.4%
Coruripe Netherlands BV 144A 10.00%, 02/10/27	250		185,000
Greenko Dutch BV 144A 3.85%, 03/29/26	1,504		1,361,120
			1,546,120
Nigeria: 0.8%
Access Bank Plc 144A 6.12%, 09/21/26	725		576,882
EBN Finance Co. BV 144A 7.12%, 02/16/26	450		378,900
Fidelity Bank Plc 144A 7.62%, 10/28/26	800		664,000
First Bank of Nigeria Ltd. Via FBN Finance Co. BV 144A 8.62%, 10/27/25	550		504,070
SEPLAT Energy Plc 144A 7.75%, 04/01/26	1,075		862,601
United Bank for Africa Plc 144A 6.75%, 11/19/26	475		405,175
			3,391,628
Oman: 1.5%
Bank Muscat SAOG Reg S 4.75%, 03/17/26	900		869,778
Lamar Funding Ltd. 144A 3.96%, 05/07/25	1,675		1,611,392
Mazoon Assets Co. SAOC 144A 5.20%, 11/08/27	875		858,525
OmGrid Funding Ltd. 144A 5.20%, 05/16/27	900		874,449
OQ SAOC 144A 5.12%, 05/06/28	1,300		1,249,631
Oztel Holdings SPC Ltd. 144A 6.62%, 04/24/28	1,025		1,072,121
			6,535,896
Pakistan: 0.0%
Pakistan Water & Power Development Authority Reg S 7.50%, 06/04/31	650		213,850
Panama: 0.5%
Banco General SA 144A 5.25% (US Treasury Yield Curve Rate T 10 Year+3.67%), 5/7/2031 (o)	625		530,622

See Notes to Financial Statements

36

	Par (000’s	)	Value
Panama (continued)
Banistmo SA 144A 4.25%, 07/31/27	$700		$655,056
Global Bank Corp. 144A 5.25% (ICE LIBOR USD 3 Month+3.30%), 04/16/29	600		546,060
Multibank, Inc. 144A 7.75%, 02/03/28	500		502,200
			2,233,938
Paraguay: 0.2%
Banco Continental SAECA 144A 2.75%, 12/10/25	500		450,898
Frigorifico Concepcion SA 144A 7.70%, 07/21/28	425		304,474
			755,372
Peru: 2.3%
Auna SAA 144A 6.50%, 11/20/25	450		354,733
Banco BBVA Peru SA 144A 5.25% (US Treasury Yield Curve Rate T 5 Year+2.75%), 09/22/29	500		488,704
Banco Internacional del Peru SAA Interbank 144A 4.00% (US Treasury Yield Curve Rate T 1 Year+3.71%), 07/08/30	500		460,925
Camposol SA 144A 6.00%, 02/03/27	550		311,596
Cia de Minas Buenaventura SAA 144A 5.50%, 07/23/26	925		808,443
InRetail Consumer 144A 3.25%, 03/22/28	950		816,829
InRetail Shopping Malls 144A 5.75%, 04/03/28	525		494,264
Minsur SA 144A 4.50%, 10/28/31 †	850		740,533
Peru LNG Srl 144A 5.38%, 03/22/30	1,450		1,172,347
Petroleos del Peru SA 144A
4.75%, 06/19/32	1,600		1,194,544
5.62%, 06/19/47	3,250		2,064,398
San Miguel Industrias PET SA / NG PET R&P Latin America SA 144A 3.50%, 08/02/28	500		426,912
Volcan Cia Minera SAA 144A 4.38%, 02/11/26	550		417,089
			9,751,317
Philippines: 0.1%
Rizal Commercial Banking Corp. Reg S 6.50% (US Treasury Yield Curve Rate T 5 Year+6.24%), 8/27/2025 (o)	600		549,620
	Par (000’s	)	Value
Poland: 0.4%
Canpack SA / Canpack US LLC 144A
3.12%, 11/01/25	$700		$621,838
3.88%, 11/15/29	1,200		963,778
			1,585,616
Qatar: 0.2%
QNB Finansbank AS 144A 6.88%, 09/07/24	1,025		1,024,773
Saudi Arabia: 0.5%
Arabian Centres Sukuk Ltd. 144A 5.38%, 11/26/24	850		829,600
Dar Al-Arkan Sukuk Co. Ltd. Reg S
6.75%, 02/15/25	900		893,892
6.88%, 02/26/27	600		593,265
			2,316,757
Singapore: 1.9%
Continuum Energy Levanter Pte Ltd. 144A 4.50%, 02/09/27	837		751,233
GLP Pte Ltd. Reg S 4.50% (US Treasury Yield Curve Rate T 5 Year+3.73%), 5/17/2026 (o)	1,600		655,800
4.60% (US Treasury Yield Curve Rate T 5 Year+3.73%), 6/29/2027 (o)	200		78,400
Greenko Solar Mauritius Ltd. 144A
5.55%, 01/29/25	750		720,937
5.95%, 07/29/26	900		847,575
Medco Laurel Tree Pte Ltd. 144A 6.95%, 11/12/28 †	700		633,744
Mersin Uluslararasi Liman Isletmeciligi AS 144A 5.38%, 11/15/24	1,000		967,606
Puma International Financing SA 144A
5.00%, 01/24/26	1,200		1,079,831
5.12%, 10/06/24	1,050		1,009,050
Star Energy Geothermal Wayang Windu Ltd. 144A 6.75%, 04/24/33	811		798,174
TML Holdings Pte Ltd. Reg S 4.35%, 06/09/26	900		833,625
			8,375,975
South Africa: 2.3%
Eskom Holdings SOC Ltd. 144A
6.35%, 08/10/28 †	1,625		1,534,000
7.12%, 02/11/25	2,075		2,029,869
8.45%, 08/10/28	775		744,857
Eskom Holdings SOC Ltd. Reg S 4.31%, 07/23/27	800		710,328

See Notes to Financial Statements

37

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
South Africa (continued)
MTN Mauritius Investments Ltd. 144A
4.75%, 11/11/24	$675		$662,040
6.50%, 10/13/26 †	800		799,360
Sasol Financing USA LLC 6.50%, 09/27/28 †	1,250		1,155,987
Standard Bank Group Ltd. Reg S 5.95% (USD ICE Swap Rate 5 Year+3.75%), 05/31/29	650		640,185
Transnet SOC Ltd. 144A 8.25%, 02/06/28	1,600		1,587,352
			9,863,978
South Korea: 0.2%
Woori Bank 144A 4.25% (US Treasury Yield Curve Rate T 5 Year+2.66%), 10/4/2024 (o)	850		812,813
Spain: 0.7%
AES Espana BV 144A 5.70%, 05/04/28 †	500		454,200
AI Candelaria Spain SA 144A 5.75%, 06/15/33	1,050		746,288
Banco Bilbao Vizcaya Argentaria Colombia SA 144A 4.88%, 04/21/25	650		628,426
Colombia Telecomunicaciones SA ESP 144A 4.95%, 07/17/30	775		579,041
International Airport Finance SA 144A 12.00%, 03/15/33	617		582,904
			2,990,859
Tanzania: 0.1%
AngloGold Ashanti Holdings Plc 6.50%, 04/15/40 †	475		467,406
Thailand: 0.7%
Bangkok Bank PCL 144A 3.73% (US Treasury Yield Curve Rate T 5 Year+1.90%), 09/25/34	1,975		1,696,525
Kasikornbank PCL Reg S 3.34% (US Treasury Yield Curve Rate T 5 Year+1.70%), 10/02/31	1,400		1,257,905
			2,954,430
Trinidad and Tobago: 0.6%
Heritage Petroleum Co. Ltd. 144A 9.00%, 08/12/29	800		829,696
National Gas Co. of Trinidad & Tobago Ltd. 144A 6.05%, 01/15/36	600		536,010
	Par (000’s	)	Value
Trinidad and Tobago (continued)
Telecommunications Services of Trinidad & Tobago Ltd. 144A 8.88%, 10/18/29	$525		$443,071
Trinidad Generation Unlimited 144A 5.25%, 11/04/27	900		878,414
			2,687,191
Turkey: 5.9%
Akbank TAS 144A
5.12%, 03/31/25	800		758,080
6.80%, 02/06/26 †	725		695,635
6.80% (US Treasury Yield Curve Rate T 5 Year+6.01%), 06/22/31	850		771,303
Anadolu Efes Biracilik Ve Malt Sanayii AS 144A 3.38%, 06/29/28 †	900		717,261
Aydem Yenilenebilir Enerji AS 144A 7.75%, 02/02/27	1,200		1,009,920
Coca-Cola Icecek AS 144A 4.50%, 01/20/29	800		709,056
KOC Holding AS 144A 6.50%, 03/11/25	1,200		1,185,019
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS 144A 9.50%, 07/10/36	599		496,886
Pegasus Hava Tasimaciligi AS 144A 9.25%, 04/30/26	550		551,199
TC Ziraat Bankasi AS 144A
5.38%, 03/02/26	950		855,693
9.50%, 08/01/26	800		798,240
Turk Telekomunikasyon AS 144A
4.88%, 06/19/24	850		809,667
6.88%, 02/28/25	755		721,892
Turkcell Iletisim Hizmetleri AS 144A
5.75%, 10/15/25	775		733,778
5.80%, 04/11/28	850		754,729
Turkiye Ihracat Kredi Bankasi AS 144A
5.75%, 07/06/26	1,400		1,266,728
6.12%, 05/03/24	650		636,373
9.38%, 01/31/26	850		849,141
Turkiye Is Bankasi AS Reg S 7.75% (US Treasury Yield Curve Rate T 5 Year+6.12%), 01/22/30	1,250		1,183,737
Turkiye Petrol Rafinerileri AS 144A 4.50%, 10/18/24	1,125		1,076,105
Turkiye Sinai Kalkinma Bankasi AS 144A
5.88%, 01/14/26	550		506,509
6.00%, 01/23/25	650		621,114

See Notes to Financial Statements

38

	Par (000’s	)	Value
Turkey (continued)
Turkiye Sise ve Cam Fabrikalari AS 144A 6.95%, 03/14/26	$1,175		$1,145,085
Turkiye Vakiflar Bankasi TAO 144A
5.25%, 02/05/25	1,225		1,154,898
5.50%, 10/01/26	775		690,487
6.50%, 01/08/26	1,225		1,142,761
Ulker Biskuvi Sanayi AS 144A 6.95%, 10/30/25	1,050		914,833
Yapi ve Kredi Bankasi AS 144A 5.85%, 06/21/24	850		831,385
7.88% (US Treasury Yield Curve Rate T 5 Year+7.42%), 01/22/31	775		734,313
8.25%, 10/15/24	825		827,248
Zorlu Yenilenebilir Enerji AS 144A 9.00%, 06/01/26	500		428,050
			25,577,125
Ukraine: 0.5%
Kernel Holding SA 144A
6.50%, 10/17/24	350		224,875
6.75%, 10/27/27	500		296,250
Metinvest BV 144A
7.65%, 10/01/27	450		278,568
7.75%, 10/17/29	800		464,000
NPC Ukrenergo 144A 6.88%, 11/09/28	1,100		189,750
Ukraine Railways Via Rail Capital Markets Plc Reg S 8.25%, 07/09/26	1,300		269,750
VF Ukraine PAT via VFU Funding Plc 144A 6.20%, 02/11/25	525		325,500
			2,048,693
United Arab Emirates: 2.3%
Acwa Power Management and Investments One Ltd. 144A 5.95%, 12/15/39	798		777,442
DIB Tier 1 Sukuk 3 Ltd. Reg S 6.25% (CMT USD 6 Year+3.66%), 1/22/2025 (o)	1,250		1,253,047
DP World Salaam Reg S 6.00% (US Treasury Yield Curve Rate T 5 Year+5.75%), 10/1/2025 (o)	2,550		2,548,368
Emirates NBD Bank PJSC Reg S 6.12% (CMT USD 6 Year+3.66%), 3/20/2025 (o)	1,650		1,633,619
GEMS Menasa Cayman Ltd. / GEMS Education Delaware LLC 144A 7.12%, 07/31/26	1,550		1,512,571
MAF Global Securities Ltd. Reg S
	Par (000’s	)	Value
United Arab Emirates (continued)
6.38% (US Treasury Yield Curve Rate T 5 Year+3.54%), 12/20/2025 (o)	$550		$539,446
Shelf Drilling Holdings Ltd. 144A
8.25%, 02/15/25 †	1,425		1,298,510
8.88%, 11/15/24 †	475		475,475
			10,038,478
United Kingdom: 1.6%
Bidvest Group UK Plc 144A 3.62%, 09/23/26	1,425		1,299,301
Endeavour Mining Plc 144A 5.00%, 10/14/26	775		675,257
IHS Holding Ltd. 144A
5.62%, 11/29/26	775		650,473
6.25%, 11/29/28	775		618,063
Tullow Oil Plc 144A 10.25%, 05/15/26	2,695		2,107,315
Vedanta Resources Finance II Plc 144A 8.95%, 03/11/25 †	1,900		1,360,400
			6,710,809
United States: 4.8%
AES Andes SA 144A 6.35% (US Treasury Yield Curve Rate T 5 Year+4.92%), 10/07/79	650		604,366
7.12% (USD Swap Semi 30/360 5 Year+4.64%), 03/26/79	800		754,276
Azul Investments LLP 144A 7.25%, 06/15/26	450		318,354
Energuate Trust 144A 5.88%, 05/03/27	500		466,752
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA 144A 5.38%, 12/30/30	1,134		719,239
Kosmos Energy Ltd. 144A
7.50%, 03/01/28	750		630,520
7.75%, 05/01/27 †	600		519,190
Mercury Chile Holdco LLC 144A 6.50%, 01/24/27 †	500		471,150
MGM China Holdings Ltd. 144A
5.25%, 06/18/25	758		724,705
5.38%, 05/15/24	1,325		1,304,966
5.88%, 05/15/26	1,275		1,225,804
Mong Duong Finance Holdings BV 144A 5.12%, 05/07/29	1,100		957,704
Playtika Holding Corp. 144A 4.25%, 03/15/29	1,000		850,900
Sasol Financing USA LLC
4.38%, 09/18/26 †	1,025		930,873
5.50%, 03/18/31	1,300		1,079,238

See Notes to Financial Statements

39

VANECK EMERGING MARKETS HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued)
SierraCol Energy Andina LLC 144A 6.00%, 06/15/28	$900		$667,260
Stillwater Mining Co. 144A
4.00%, 11/16/26	1,025		924,355
4.50%, 11/16/29 †	850		704,327
Wynn Macau Ltd. 144A
4.88%, 10/01/24 †	1,075		1,038,199
5.12%, 12/15/29 †	1,575		1,308,817
5.50%, 01/15/26	1,525		1,413,158
5.50%, 10/01/27	1,250		1,115,438
5.62%, 08/26/28	2,150		1,879,186
			20,608,777
Uruguay: 0.1%
Arcos Dorados BV 144A 6.12%, 05/27/29	550		524,803
Uzbekistan: 0.6%
Ipoteka-Bank ATIB Reg S 5.50%, 11/19/25	400		365,020
National Bank of Uzbekistan Reg S 4.85%, 10/21/25	600		556,500
Uzauto Motors AJ 144A 4.85%, 05/04/26	550		474,375
Uzbek Industrial and Construction Bank ATB Reg S 5.75%, 12/02/24	450		420,188
Uzbekneftegaz JSC 144A 4.75%, 11/16/28	1,050		850,635
			2,666,718
Zambia: 1.4%
First Quantum Minerals Ltd. 144A
6.88%, 03/01/26 †	1,625		1,597,026
6.88%, 10/15/27 †	2,425		2,356,553
7.50%, 04/01/25	2,200		2,196,920
			6,150,499
Total Corporate Bonds (Cost: $477,870,111)			412,526,551

GOVERNMENT OBLIGATIONS: 1.3%
Argentina: 1.0%
Ciudad Autonoma De Buenos Aires 144A
	Par (000’s	)	Value
Argentina (continued)
7.50%, 06/01/27	$1,409		$1,207,111
Provincia de Cordoba 144A
6.88%, 02/01/29	732		471,190
6.99%, 06/01/27 (s)	832		590,308
Provincia de Mendoza 144A 5.75%, 03/19/29 (s)	877		722,620
Provincia de Neuquen 144A 6.62%, 04/27/30 (s)	575		408,250
Provincia del Chubut 144A 7.75%, 07/26/30 (s)	654		538,243
Provincia del Chubut Reg S 7.75%, 07/26/30 (s)	163		134,561
			4,072,283
Turkey: 0.3%
Istanbul Metropolitan Municipality 144A
6.38%, 12/09/25	900		815,391
10.75%, 04/12/27	550		545,930
			1,361,321
Ukraine: 0.0%
State Agency of Roads of Ukraine 144A 6.25%, 06/24/30	1,000		145,521
Total Government Obligations (Cost: $6,869,908)			5,579,125
Total Investments Before Collateral for Securities Loaned: 97.0% (Cost: $484,740,019)			418,105,676

	Number of Shares
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 7.6%
Money Market Fund: 7.6% (Cost: $32,767,820)
State Street Navigator Securities Lending Government Money Market Portfolio	32,767,820		32,767,820
Total Investments: 104.6% (Cost: $517,507,839)			450,873,496
Liabilities in excess of other assets: (4.6)%			(19,860,684)
NET ASSETS: 100.0%			$431,012,812

Definitions:

LIBOR	London Interbank Offered Rate
USD	United States Dollar

See Notes to Financial Statements

40

Footnotes:

(d)	Security in default
(o)	Perpetual Maturity — the date shown is the next call date
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $34,385,345.

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $284,192,599, or 65.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	32.6%	$136,156,570
Energy	19.5	81,640,601
Basic Materials	9.9	41,305,176
Industrials	9.3	38,789,013
Utilities	9.0	37,772,338
Technology	4.6	19,127,691
Consumer Cyclicals	4.2	17,716,405
Consumer Non-Cyclicals	3.9	16,244,329
Healthcare	3.4	14,080,660
Real Estate	2.2	9,278,331
Government	1.3	5,579,125
Institutions, Associations & Organizations	0.1	415,437
	100.0%	$418,105,676

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$412,526,551	$—	$412,526,551
Government Obligations *	—	5,579,125	—	5,579,125
Money Market Fund	32,767,820	—	—	32,767,820
Total Investments	$32,767,820	$418,105,676	$—	$450,873,496

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

41

VANECK FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Par (000’s	)	Value
CORPORATE BONDS: 98.3%
Australia: 1.6%
Buckeye Partners LP
3.95%, 12/01/26	$15,733		$14,339,843
4.12%, 12/01/27	10,504		9,450,029
4.35%, 10/15/24	7,880		7,687,953
5.60%, 10/15/44	7,884		5,690,910
5.85%, 11/15/43	10,509		8,101,073
			45,269,808
Canada: 2.6%
Bombardier, Inc. 144A 7.45%, 05/01/34	13,464		14,931,576
Methanex Corp.
4.25%, 12/01/24 †	7,885		7,712,852
5.25%, 12/15/29 †	18,362		17,255,445
5.65%, 12/01/44	7,887		6,588,261
Rogers Communications, Inc. 144A 5.25% (US Treasury Yield Curve Rate T 5 Year+3.59%), 03/15/82	19,750		17,864,863
TransAlta Corp. 6.50%, 03/15/40	7,979		7,464,753
			71,817,750
Germany: 1.0%
Dresdner Funding Trust I 144A 8.15%, 06/30/31	26,250		27,897,030
Ireland: 2.1%
Perrigo Finance Unlimited Co.
3.90%, 12/15/24	18,360		17,781,010
4.38%, 03/15/26	18,343		17,665,717
4.40%, 06/15/30	19,676		17,789,414
4.90%, 12/15/44	7,962		5,796,095
			59,032,236
Italy: 5.2%
Intesa Sanpaolo SpA 144A 5.02%, 06/26/24	52,334		50,860,162
Telecom Italia Capital SA
6.00%, 09/30/34	26,244		22,409,305
6.38%, 11/15/33	26,211		23,470,373
7.20%, 07/18/36	26,235		23,743,226
7.72%, 06/04/38	26,209		24,533,988
			145,017,054
Japan: 5.6%
Nissan Motor Co. Ltd. 144A
3.52%, 09/17/25 †	39,316		36,795,081
4.34%, 09/17/27 †	65,529		60,086,468
4.81%, 09/17/30	65,525		57,674,082
			154,555,631
United Kingdom: 3.8%
Marks & Spencer Plc 144A 7.12%, 12/01/37	7,853		7,357,633
Rolls-Royce Plc 144A 3.62%, 10/14/25	26,269		24,955,550
Standard Chartered Plc 144A
	Par (000’s	)	Value
United Kingdom (continued)
7.01% (ICE LIBOR USD 3 Month+1.46%), 07/30/37 (o)	$19,700		$18,972,400
Vodafone Group Plc 7.00% (USD Swap Semi 30/360 5 Year+4.87%), 04/04/79	52,469		53,869,398
			105,154,981
United States: 76.4%
Apache Corp.
4.25%, 01/15/30 †	13,533		12,382,424
4.38%, 10/15/28 †	8,515		7,986,716
4.75%, 04/15/43 †	11,213		8,756,736
5.10%, 09/01/40	34,914		29,970,527
5.25%, 02/01/42	10,457		8,845,367
5.35%, 07/01/49	10,155		7,924,581
6.00%, 01/15/37	11,616		10,988,968
Bath & Body Works, Inc. 6.95%, 03/01/33 †	9,104		8,041,737
Brightsphere Investment Group, Inc. 4.80%, 07/27/26	7,318		6,834,192
Brinker International, Inc. 144A 5.00%, 10/01/24 †	9,236		9,052,157
Crane NXT Co. 4.20%, 03/15/48	9,100		6,473,931
Crown Cork & Seal Co., Inc. 7.38%, 12/15/26	9,255		9,740,888
Delta Air Lines, Inc. 2.90%, 10/28/24	23,584		22,775,004
3.75%, 10/28/29 †	12,416		11,122,357
4.38%, 04/19/28 †	10,743		10,137,954
Diversified Healthcare Trust
4.75%, 05/01/24	6,185		5,652,609
4.75%, 02/15/28	13,189		8,154,347
DPL, Inc. 4.35%, 04/15/29	10,554		9,523,518
Embarq Corp. 8.00%, 06/01/36	37,860		16,321,635
EnLink Midstream Partners LP
4.15%, 06/01/25 †	11,055		10,703,534
5.05%, 04/01/45	11,791		9,372,489
5.45%, 06/01/47	13,108		10,961,958
5.60%, 04/01/44	9,162		7,625,911
Entegris Escrow Corp. 144A 4.75%, 04/15/29	41,959		39,072,737
EQM Midstream Partners LP
4.00%, 08/01/24 †	7,877		7,646,490
4.12%, 12/01/26	13,106		11,910,320
5.50%, 07/15/28 †	22,284		20,333,671
6.50%, 07/15/48	14,436		10,949,573
First Republic Bank
4.38%, 08/01/46	10,489		1,691,351
4.62%, 02/13/47	10,500		1,640,625
FirstEnergy Corp. 1.60%, 01/15/26	7,872		7,239,822

See Notes to Financial Statements

42

	Par (000’s	)	Value
United States (continued)
2.05%, 03/01/25	$7,882		$7,466,049
2.25%, 09/01/30	11,824		9,770,171
2.65%, 03/01/30	15,753		13,622,564
3.40%, 03/01/50 †	22,252		15,618,790
4.15%, 07/15/27	39,335		38,309,733
5.10%, 07/15/47	15,884		14,678,087
7.38%, 11/15/31	17,224		19,615,983
Fluor Corp.
3.50%, 12/15/24	10,035		9,685,584
4.25%, 09/15/28 †	15,781		14,631,670
Ford Holdings LLC 9.30%, 03/01/30	5,310		6,068,480
Ford Motor Co.
4.35%, 12/08/26 †	26,961		26,219,508
4.75%, 01/15/43	35,947		27,051,149
5.29%, 12/08/46	23,388		18,940,929
6.62%, 10/01/28 †	8,022		8,176,464
7.40%, 11/01/46 †	7,163		7,307,263
7.45%, 07/16/31 †	19,226		20,256,763
Ford Motor Credit Co. LLC
3.66%, 09/08/24 †	13,492		13,041,128
3.81%, 11/02/27	13,504		12,128,962
4.06%, 11/01/24	27,000		26,274,696
4.13%, 08/04/25	25,177		23,869,485
4.27%, 01/09/27	16,189		15,013,429
4.39%, 01/08/26	21,576		20,523,803
4.54%, 08/01/26	13,505		12,755,463
4.69%, 06/09/25	10,757		10,418,556
5.11%, 05/03/29 †	26,738		24,956,878
Frontier Florida LLC 6.86%, 02/01/28	7,934		7,184,594
Genting New York LLC / GENNY Capital, Inc. 144A 3.30%, 02/15/26	13,870		12,615,283
Genworth Holdings, Inc. 6.50%, 06/15/34	7,204		6,429,069
Global Marine, Inc. 7.00%, 06/01/28 †	6,853		5,568,063
HB Fuller Co. 4.00%, 02/15/27 †	7,948		7,521,351
Hillenbrand, Inc. 5.00%, 09/15/26	9,926		9,667,825
Howmet Aerospace, Inc.
5.90%, 02/01/27 †	16,388		16,799,962
5.95%, 02/01/37	16,405		16,710,248
6.75%, 01/15/28	7,877		8,311,164
Kohl’s Corp.
4.25%, 07/17/25 †	9,242		8,647,918
4.62%, 05/01/31 †	13,124		8,964,787
5.55%, 07/17/45	11,199		6,538,368
Las Vegas Sands Corp.
2.90%, 06/25/25	13,109		12,427,450
3.20%, 08/08/24	45,867		44,435,004
3.50%, 08/18/26	26,210		24,654,717
3.90%, 08/08/29	19,666		17,963,172
Lumen Technologies, Inc. 7.60%, 09/15/39	9,275		3,569,762
Macy’s Retail Holdings LLC
	Par (000’s	)	Value
United States (continued)
4.30%, 02/15/43	$6,540		$3,980,963
4.50%, 12/15/34 †	9,609		6,902,001
5.12%, 01/15/42 †	6,553		4,320,991
Mattel, Inc.
5.45%, 11/01/41	7,885		7,019,207
6.20%, 10/01/40	6,589		6,258,070
Murphy Oil Corp.
6.12%, 12/01/42	8,892		7,626,050
7.05%, 05/01/29 †	6,545		6,677,595
Navient Corp. 5.62%, 08/01/33	15,606		11,719,045
Newell Brands, Inc.
4.70%, 04/01/26	52,023		49,736,069
5.88%, 04/01/36	11,068		9,408,907
6.00%, 04/01/46	17,502		13,651,560
Nissan Motor Acceptance Co. LLC 144A
1.12%, 09/16/24	13,116		12,199,208
1.85%, 09/16/26	26,213		22,381,064
2.00%, 03/09/26	20,975		18,494,067
2.45%, 09/15/28	9,190		7,385,715
2.75%, 03/09/28	15,747		13,111,033
Nordstrom, Inc.
4.00%, 03/15/27 †	9,189		7,908,419
4.25%, 08/01/31 †	11,151		8,293,389
4.38%, 04/01/30 †	13,112		10,272,072
5.00%, 01/15/44 †	25,317		15,863,632
6.95%, 03/15/28 †	7,881		7,614,977
Occidental Petroleum Corp.
0.00%, 10/10/36 ^	17,851		9,324,534
2.90%, 08/15/24	17,148		16,644,020
3.40%, 04/15/26	7,439		7,047,297
3.50%, 08/15/29 †	7,521		6,862,123
4.10%, 02/15/47 †	6,770		5,295,223
4.20%, 03/15/48	7,966		6,227,112
4.40%, 04/15/46	11,123		8,972,417
4.40%, 08/15/49 †	7,350		5,787,537
4.62%, 06/15/45	7,755		6,367,863
5.55%, 03/15/26	22,353		22,568,930
6.20%, 03/15/40	19,019		19,552,342
6.45%, 09/15/36	44,863		47,651,235
6.60%, 03/15/46	29,246		31,247,742
7.50%, 05/01/31	22,794		25,462,380
7.88%, 09/15/31	12,723		14,435,173
7.95%, 06/15/39	8,456		9,705,543
Oceaneering International, Inc.
4.65%, 11/15/24	10,480		10,325,944
6.00%, 02/01/28	7,853		7,470,228
Office Properties Income Trust
2.40%, 02/01/27 †	9,197		5,905,724
2.65%, 06/15/26	7,894		5,530,901
3.45%, 10/15/31	10,505		5,422,004
4.25%, 05/15/24	8,680		8,198,438
4.50%, 02/01/25	17,054		14,516,742
Ohio National Financial Services, Inc. 144A

See Notes to Financial Statements

43

VANECK FALLEN ANGEL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued)
6.62%, 05/01/31 †	$6,634		$6,250,476
6.80%, 01/24/30	11,217		10,661,827
Pacific Western Bank 3.25% (Term SOFR USD 3 Month+2.52%), 05/01/31	10,503		7,518,191
Patterson-UTI Energy, Inc.
3.95%, 02/01/28 †	12,699		11,434,959
5.15%, 11/15/29 †	9,096		8,130,726
Qwest Corp. 7.25%, 09/15/25	6,551		5,825,280
Resorts World Las Vegas LLC / RWLV Capital, Inc. Reg S
4.62%, 04/16/29	26,309		21,140,377
4.62%, 04/06/31	9,286		7,269,333
Rockies Express Pipeline LLC 144A
3.60%, 05/15/25	10,499		9,964,984
4.80%, 05/15/30	9,191		8,198,727
4.95%, 07/15/29	14,416		13,331,196
6.88%, 04/15/40	13,120		11,435,589
7.50%, 07/15/38	6,573		6,032,961
Royal Caribbean Cruises Ltd.
3.70%, 03/15/28 †	13,115		10,669,012
7.50%, 10/15/27 †	7,879		7,464,732
Royal Caribbean Cruises Ltd. 144A 11.50%, 06/01/25	36,472		38,755,184
Safeway, Inc. 7.25%, 02/01/31	6,951		7,055,300
Seagate HDD Cayman
4.09%, 06/01/29	12,968		11,262,967
4.12%, 01/15/31	7,244		6,019,583
4.75%, 01/01/25	12,567		12,235,168
4.88%, 06/01/27	13,212		12,665,873
5.75%, 12/01/34 †	12,838		11,410,222
Sealed Air Corp. 144A 6.88%, 07/15/33	11,861		12,612,039
Service Properties Trust
3.95%, 01/15/28	10,506		8,239,467
4.35%, 10/01/24	21,645		20,690,120
4.38%, 02/15/30	10,496		7,821,782
4.50%, 03/15/25	9,188		8,555,309
4.75%, 10/01/26	11,814		10,227,290
4.95%, 02/15/27	10,500		8,912,450
4.95%, 10/01/29	11,155		8,465,398
5.25%, 02/15/26	9,174		8,158,851
Southeast Supply Header LLC 144A 4.25%, 06/15/24	10,563		9,981,612
Southwestern Energy Co. 5.70%, 01/23/25	10,291		10,282,921
Spirit AeroSystems, Inc.
3.85%, 06/15/26	7,863		7,376,216
4.60%, 06/15/28 †	18,319		15,561,247
Steelcase, Inc. 5.12%, 01/18/29	11,862		10,573,609
Tenet Healthcare Corp. 6.88%, 11/15/31	9,574		9,391,280
	Par (000’s	)	Value
United States (continued)
Toledo Hospital
4.98%, 11/15/45	$7,197		$4,633,895
5.33%, 11/15/28	8,427		7,405,226
6.01%, 11/15/48 †	10,559		7,457,294
Topaz Solar Farms LLC 144A 5.75%, 09/30/39	14,862		14,674,802
Transocean, Inc.
6.80%, 03/15/38	15,973		10,891,909
7.50%, 04/15/31	10,371		7,997,700
Travel + Leisure Co.
6.00%, 04/01/27	10,516		10,357,682
6.60%, 10/01/25	9,184		9,217,154
Trinity Industries, Inc. 4.55%, 10/01/24	10,590		10,337,534
Under Armour, Inc. 3.25%, 06/15/26	15,779		14,505,313
United States Cellular Corp. 6.70%, 12/15/33 †	14,330		13,059,359
United States Steel Corp. 6.65%, 06/01/37 †	7,268		6,880,616
Western Alliance Bancorp 3.00% (Term SOFR USD 3 Month+2.25%), 06/15/31	15,700		12,180,510
Western Digital Corp.
2.85%, 02/01/29	13,136		10,404,960
3.10%, 02/01/32 †	13,137		9,546,223
Xerox Corp.
3.80%, 05/15/24 †	7,085		6,939,332
4.80%, 03/01/35	6,551		4,329,069
6.75%, 12/15/39	9,183		6,997,761
XPO CNW, Inc. 6.70%, 05/01/34	7,932		7,277,880
Yum! Brands, Inc.
5.35%, 11/01/43	7,199		6,374,283
6.88%, 11/15/37	8,605		9,204,140
			2,127,844,839
Total Corporate Bonds (Cost: $3,087,035,189)			2,736,589,329

	Number of Shares
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.5%
Money Market Fund: 4.5% (Cost: $124,494,085)
State Street Navigator Securities Lending Government Money Market Portfolio	124,494,085		124,494,085
Total Investments: 102.8% (Cost: $3,211,529,274)			2,861,083,414
Liabilities in excess of other assets: (2.8)%			(77,617,757)
NET ASSETS: 100.0%			$2,783,465,657

See Notes to Financial Statements

44

Definitions:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $129,926,938.
(o)	Perpetual Maturity — the date shown is the next call date
^	Zero Coupon Bond

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $593,605,506, or 21.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Cyclicals	28.6%	$781,675,330
Energy	22.3	610,131,711
Technology	12.3	335,551,084
Financials	11.7	321,637,278
Industrials	8.5	232,004,113
Utilities	5.2	143,309,471
Real Estate	4.9	134,451,433
Healthcare	3.2	87,919,931
Basic Materials	2.5	68,311,451
Consumer Non-Cyclicals	0.5	14,412,933
Communications	0.3	7,184,594
	100.0%	$2,736,589,329

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$2,736,589,329	$—	$2,736,589,329
Money Market Fund	124,494,085	—	—	124,494,085
Total Investments	$124,494,085	$2,736,589,329	$—	$2,861,083,414

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

45

VANECK GREEN BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Par (000’s	)	Value
CORPORATE BONDS: 92.0%
Argentina: 0.1%
Genneia SA 144A 8.75%, 09/02/27	$90		$86,163
Australia: 1.4%
Bank of China Ltd. Reg S 0.75%, 09/29/24	200		189,425
FMG Resources August 2006 Pty Ltd. 144A 6.12%, 04/15/32	200		193,812
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 144A 5.88% (US Treasury Yield Curve Rate T 5 Year+3.98%), 05/23/42	450		453,552
National Australia Bank Ltd. 3.62%, 06/20/23	225		224,565
			1,061,354
Bermuda: 0.2%
Investment Energy Resources Ltd. 144A 6.25%, 04/26/29	200		185,215
Brazil: 1.9%
Banco BTG Pactual SA 144A 2.75%, 01/11/26	150		136,950
Banco Nacional de Desenvolvimento Economico e Social Reg S 4.75%, 05/09/24	200		198,716
Fibria Overseas Finance Ltd. 5.50%, 01/17/27	375		376,031
FS Luxembourg Sarl 144A 10.00%, 12/15/25	200		199,246
Klabin Austria GmbH 144A 7.00%, 04/03/49	150		145,121
Klabin Finance SA 144A 4.88%, 09/19/27	140		135,811
Rumo Luxembourg Sarl 144A 5.25%, 01/10/28	200		186,250
Suzano Austria GmbH 144A 5.75%, 07/14/26	50		50,271
			1,428,396
British Virgin Islands: 0.4%
Amipeace Ltd. Reg S 1.75%, 11/09/26	300		273,759
Canada: 1.6%
Azure Power Solar Energy Private Ltd. 144A 5.65%, 12/24/24	100		85,600
Brookfield Finance, Inc. 2.72%, 04/15/31	250		210,165
Canadian Imperial Bank of Commerce 0.95%, 10/23/25	250		227,771
CDP Financial, Inc. Reg S
	Par (000’s	)	Value
Canada (continued)
1.00%, 05/26/26	$350		$318,923
Liberty Utilities Finance GP 1 144A 2.05%, 09/15/30	300		240,019
Tucson Electric Power Co. 1.50%, 08/01/30	150		120,566
			1,203,044
Cayman Islands: 3.4%
Gaci First Investment Co. Reg S
5.00%, 10/13/27	600		614,075
5.12%, 02/14/53	250		233,785
5.25%, 10/13/32 †	1,050		1,103,219
5.38%, 10/13/22	300		283,500
Hongkong Land Finance Cayman Islands Co. Ltd. Reg S 2.25%, 07/15/31	200		168,096
Saudi Electricity Global Sukuk Co. 5 Reg S 1.74%, 09/17/25	200		187,480
			2,590,155
Chile: 1.1%
Colbun SA 144A 3.15%, 01/19/32	150		127,808
Interchile SA 144A 4.50%, 06/30/56	350		287,123
Inversiones CMPC SA 144A 4.38%, 04/04/27	100		96,889
Inversiones Latin America Power Ltda. Reg S 5.12%, 06/15/33	194		85,535
Sociedad Quimica y Minera de Chile SA 144A 3.50%, 09/10/51	300		209,475
			806,830
China: 4.5%
Bank of China Ltd. Reg S 0.95%, 09/21/23	450		443,956
China Construction Bank Corp. Reg S 1.25%, 08/04/25	200		186,952
China Merchants Bank Co. Ltd. Reg S 1.20%, 09/10/25	400		368,817
ICBCIL Finance Co. Ltd. Reg S 5.97% (ICE LIBOR USD 3 Month+1.05%), 11/20/24	200		200,290
Industrial & Commercial Bank of China Ltd. Reg S 5.72% (ICE LIBOR USD 3 Month+0.78%), 09/16/24	800		800,648
5.97% (ICE LIBOR USD 3 Month+0.83%), 06/14/23	200		200,056
6.09% (ICE LIBOR USD 3 Month+0.83%), 04/25/24	400		401,182
Industrial Bank Co. Ltd. Reg S

See Notes to Financial Statements

46

	Par (000’s	)	Value
China (continued)
1.12%, 11/06/23	$200		$196,471
Lenovo Group Ltd. 144A 6.54%, 07/27/32	200		201,217
Rongshi International Finance Ltd. Reg S 3.25%, 05/21/24	200		196,725
Wuhan Metro Group Co. Ltd. Reg S 2.96%, 09/24/24	200		193,617
			3,389,931
Colombia: 0.2%
Consorcio Transmantaro SA 144A 4.70%, 04/16/34	150		138,905
Dominican Republic: 0.1%
UEP Penonome II SA 144A 6.50%, 10/01/38	91		67,386
France: 0.9%
BNP Paribas SA 144A 1.68% (SOFR+0.91%), 06/30/27	300		268,272
Electricite de France SA 144A 3.62%, 10/13/25	450		440,961
			709,233
Georgia: 0.1%
Georgian Railway JSC 144A 4.00%, 06/17/28	100		86,030
Germany: 3.0%
Bank of China Ltd. Reg S 3.12%, 06/16/25	200		194,138
Kreditanstalt fuer Wiederaufbau
0.75%, 09/30/30	950		782,346
1.00%, 10/01/26 †	600		548,086
1.75%, 09/14/29	650		585,248
Landesbank Baden-Wuerttemberg Reg S 2.00%, 02/24/25	188		178,984
			2,288,802
Hong Kong: 3.2%
Agricultural Bank of China Ltd. Reg S 2.00%, 03/01/25	300		286,127
Airport Authority Reg S 1.75%, 01/12/27	300		275,870
China Development Bank Reg S 0.62%, 09/09/24	200		189,998
Franshion Brilliant Ltd. Reg S 4.00%, 06/21/24	200		193,752
ICBCIL Finance Co. Ltd. Reg S 2.25%, 11/02/26	200		183,848
Industrial & Commercial Bank of China Ltd. Reg S 2.95%, 06/01/25	200		193,470
Industrial Bank Co. Ltd. Reg S
	Par (000’s	)	Value
Hong Kong (continued)
0.88%, 06/10/24	$200		$192,081
3.25%, 05/18/25	200		195,023
Link Finance Cayman 2009 Ltd. Reg S 2.88%, 07/21/26	200		190,259
MTR Corp. CI Ltd. Reg S 2.50%, 11/02/26	400		376,712
MTR Corp. Ltd. Reg S 1.62%, 08/19/30	200		168,370
			2,445,510
India: 2.6%
Adani Green Energy Ltd. 144A 4.38%, 09/08/24	250		224,754
Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy Reg S 6.25%, 12/10/24	200		190,961
Adani Renewable Energy RJ Ltd./ Kodangal Solar Parks Pvt Ltd. / Wardha Solar Maharashtra 144A 4.62%, 10/15/39	178		127,698
India Green Energy Holdings 144A 5.38%, 04/29/24	150		145,914
Indian Railway Finance Corp. Ltd. 144A 3.57%, 01/21/32	200		177,215
Indian Railway Finance Corp. Ltd. Reg S 3.83%, 12/13/27	200		190,336
JSW Hydro Energy Ltd. 144A 4.12%, 05/18/31	177		147,758
Power Finance Corp. Ltd. Reg S 3.75%, 12/06/27	200		187,148
REC Ltd. Reg S 3.88%, 07/07/27	200		188,299
ReNew Wind Energy AP2 / ReNew Power Pvt Ltd. other 9 Subsidiaries 144A 4.50%, 07/14/28	200		169,046
State Bank of India Reg S 4.50%, 09/28/23	200		199,490
			1,948,619
Indonesia: 0.5%
Star Energy Geothermal Darajat II / Star Energy Geothermal Salak 144A 4.85%, 10/14/38	400		346,294
Ireland: 0.6%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance Plc 144A 6.00%, 06/15/27	200		199,199

See Notes to Financial Statements

47

VANECK GREEN BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
Ireland (continued)
Bank of Ireland Group Plc 144A 6.25% (US Treasury Yield Curve Rate T 1 Year+2.65%), 09/16/26	$250		$251,899
			451,098
Japan: 4.0%
Central Nippon Expressway Co. Ltd. Reg S 0.89%, 12/10/25	200		181,162
Honda Motor Co. Ltd.
2.27%, 03/10/25	200		191,904
2.97%, 03/10/32	600		542,622
Japan Bank for International Cooperation 1.62%, 01/20/27	200		183,323
Japan Finance Organization for Municipalities 144A 1.50%, 01/27/25	200		189,857
Marubeni Corp. Reg S 1.58%, 09/17/26	200		179,801
Mitsubishi UFJ Financial Group, Inc. 2.53%, 09/13/23	100		98,986
Norinchukin Bank 144A
1.28%, 09/22/26	200		178,217
2.08%, 09/22/31	150		123,242
NTT Finance Corp. 144A
4.24%, 07/25/25	200		197,522
4.37%, 07/27/27	200		200,374
Renesas Electronics Corp. 144A 1.54%, 11/26/24	150		140,115
Sumitomo Mitsui Financial Group, Inc. 2.47%, 01/14/29	200		174,800
Sumitomo Mitsui Trust Bank Ltd. 144A 1.55%, 03/25/26	175		159,521
Toyota Motor Credit Corp. 2.15%, 02/13/30	300		263,928
			3,005,374
Luxembourg: 1.8%
European Investment Bank
1.62%, 05/13/31 †	500		435,883
3.75%, 02/14/33	900		915,396
			1,351,279
Macao: 0.7%
Bank of China Ltd. Reg S 5.62% (SOFR Compound Index+0.78%), 04/28/25	300		300,075
China Construction Bank Corp. Reg S 5.31% (SOFR Compound Index+0.50%), 12/21/24	200		199,529
			499,604
Mauritius: 0.6%
Greenko Wind Projects Mauritius Ltd. 144A
	Par (000’s	)	Value
Mauritius (continued)
5.50%, 04/06/25	$200		$190,881
India Cleantech Energy 144A 4.70%, 08/10/26	137		121,457
India Green Power Holdings 144A 4.00%, 02/22/27	200		175,014
			487,352
Mexico: 0.3%
Coca-Cola Femsa SAB de CV 1.85%, 09/01/32	250		200,085
Netherlands: 4.5%
ABN AMRO Bank NV 144A 2.47% (US Treasury Yield Curve Rate T 1 Year+1.10%), 12/13/29	350		299,178
Cooperatieve Rabobank UA 144A
1.00% (US Treasury Yield Curve Rate T 1 Year+0.73%), 09/24/26	350		315,152
1.11% (US Treasury Yield Curve Rate T 1 Year+0.55%), 02/24/27	250		222,336
Greenko Dutch BV 144A 3.85%, 03/29/26	470		425,350
ING Groep NV 144A 1.40% (US Treasury Yield Curve Rate T 1 Year+1.10%), 07/01/26	450		412,582
4.62%, 01/06/26	300		296,302
Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV Reg S 2.75%, 02/20/24	200		196,312
Nederlandse Waterschapsbank NV 144A
1.00%, 05/28/30	100		82,851
2.38%, 03/24/26	350		334,824
NXP BV / NXP Funding LLC / NXP USA, Inc.
2.50%, 05/11/31	550		454,726
3.40%, 05/01/30	200		179,869
5.00%, 01/15/33	200		195,756
			3,415,238
Norway: 0.7%
Kommunalbanken AS 144A
0.50%, 10/21/24	200		188,704
2.12%, 02/11/25	325		312,732
			501,436
Pakistan: 0.1%
Pakistan Water & Power Development Authority Reg S 7.50%, 06/04/31	200		65,800
Portugal: 0.5%
EDP Finance BV 144A 1.71%, 01/24/28 †	400		346,969

See Notes to Financial Statements

48

	Par (000’s	)	Value
Qatar: 0.2%
QNB Finance Ltd. Reg S 1.62%, 09/22/25	$200		$185,624
Saudi Arabia: 0.3%
Saudi Electricity Global Sukuk Co. 5 Reg S 2.41%, 09/17/30	300		263,189
Singapore: 1.1%
Continuum Energy Levanter Pte Ltd. 144A 4.50%, 02/09/27	186		166,941
Greenko Solar Mauritius Ltd. 144A 5.95%, 07/29/26	200		188,350
Industrial & Commercial Bank of China Ltd. Reg S 1.00%, 10/28/24	450		428,713
Star Energy Geothermal Wayang Windu Ltd. 144A 6.75%, 04/24/33	81		79,817
			863,821
South Africa: 0.3%
Bank of China Ltd. Reg S 1.88%, 02/16/25	200		190,696
South Korea: 5.0%
Export-Import Bank of Korea
2.12%, 01/18/32	500		421,018
5.12%, 01/11/33	200		212,150
Export-Import Bank of Korea 144A 1.75%, 10/19/28	250		219,761
Hyundai Capital Services, Inc. 144A 1.25%, 02/08/26	300		270,614
Kia Corp. 144A
1.75%, 10/16/26	200		178,673
2.38%, 02/14/25	200		190,349
Korea Development Bank
0.40%, 06/19/24	200		190,383
0.75%, 01/25/25	200		187,360
Korea Electric Power Corp. 144A
2.50%, 06/24/24	350		340,988
3.62%, 06/14/25	200		195,114
5.38%, 04/06/26	200		202,675
Korea Hydro & Nuclear Power Co. Ltd. 144A 3.75%, 07/25/23	100		99,718
Korea South-East Power Co. Ltd. Reg S 2.12%, 02/03/25	200		190,242
LG Chem Ltd. 144A
1.38%, 07/07/26	200		179,417
2.38%, 07/07/31	225		186,249
3.25%, 10/15/24	250		243,400
3.62%, 04/15/29	50		47,638
SK Hynix, Inc. 144A
	Par (000’s	)	Value
South Korea (continued)
2.38%, 01/19/31	$250		$188,093
			3,743,842
Spain: 0.8%
Avangrid, Inc.
3.20%, 04/15/25	381		366,057
3.80%, 06/01/29	250		235,932
			601,989
Supranational: 5.2%
Central American Bank for Economic Integration Reg S 5.71% (ICE LIBOR USD 3 Month+0.85%), 11/15/24	200		199,806
European Bank for Reconstruction & Development
1.50%, 02/13/25	100		95,393
1.62%, 09/27/24	500		480,519
European Investment Bank
0.75%, 09/23/30	600		493,007
1.62%, 10/09/29	380		337,703
2.12%, 04/13/26 †	300		286,323
2.38%, 05/24/27 †	500		476,323
European Investment Bank 144A 2.88%, 06/13/25	750		732,453
International Bank for Reconstruction & Development
2.12%, 03/03/25 †	430		414,379
3.12%, 11/20/25 †	75		73,578
International Finance Corp. 2.12%, 04/07/26	344		327,779
			3,917,263
Sweden: 0.9%
Kommuninvest I Sverige AB 144A 0.38%, 06/19/24	350		333,613
Swedbank AB 144A 1.54%, 11/16/26 †	350		312,969
			646,582
Turkey: 0.2%
Aydem Yenilenebilir Enerji AS 144A 7.75%, 02/02/27	200		168,320
United Arab Emirates: 0.7%
MAF Sukuk Ltd. Reg S
3.93%, 02/28/30	200		190,251
4.64%, 05/14/29	200		198,282
Sweihan PV Power Co. PJSC 144A 3.62%, 01/31/49	195		162,204
			550,737
United Kingdom: 1.9%
Atlantica Sustainable Infrastructure Plc 144A 4.12%, 06/15/28	200		182,680

See Notes to Financial Statements

49

VANECK GREEN BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United Kingdom (continued)
Brookfield Finance I UK Plc / Brookfield Finance, Inc. 2.34%, 01/30/32	$150		$122,423
China Construction Bank Corp. Reg S 3.12%, 05/17/25	350		340,450
Niagara Mohawk Power Corp. 144A 1.96%, 06/27/30	300		246,541
Swire Properties MTN Financing Ltd. Reg S 3.50%, 01/10/28	200		191,394
Vmed O2 UK Financing I Plc 144A 4.75%, 07/15/31	400		341,309
			1,424,797
United States: 36.4%
AES Andes SA 144A 6.35% (US Treasury Yield Curve Rate T 5 Year+4.92%), 10/07/79	200		185,959
AES Corp.
1.38%, 01/15/26	150		136,056
2.45%, 01/15/31	305		250,555
Agricultural Bank of China Ltd. Reg S 1.25%, 01/19/26	200		184,093
Alexandria Real Estate Equities, Inc.
2.00%, 05/18/32	350		270,182
2.95%, 03/15/34	250		202,576
3.80%, 04/15/26	100		96,582
Aligned Data Centers Issuer LLC 144A 1.94%, 08/15/46	388		345,495
Amgen, Inc. 3.00%, 02/22/29 †	200		185,760
Apple, Inc. 3.00%, 06/20/27	300		290,244
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance Plc 144A
3.25%, 09/01/28	200		175,352
4.00%, 09/01/29	200		163,133
Arizona Public Service Co. 2.65%, 09/15/50	200		126,543
AvalonBay Communities, Inc.
1.90%, 12/01/28	100		86,948
2.05%, 01/15/32 †	250		203,571
Bank of America Corp. 2.46% (ICE LIBOR USD 3 Month+0.87%), 10/22/25	450		430,205
Boston Properties LP
2.45%, 10/01/33	400		288,059
3.40%, 06/21/29	225		191,235
4.50%, 12/01/28	200		182,221
Citigroup, Inc.
	Par (000’s	)	Value
United States (continued)
1.68% (SOFR+1.67%), 05/15/24	$350		$349,486
Clearway Energy Operating LLC 144A
3.75%, 02/15/31	400		342,755
4.75%, 03/15/28	275		261,111
Dana, Inc. 4.25%, 09/01/30	200		162,178
Deutsche Bank AG 1.69%, 03/19/26	300		268,739
Dominion Energy, Inc. 2.25%, 08/15/31	350		291,160
DTE Electric Co.
1.90%, 04/01/28	150		134,077
3.25%, 04/01/51	200		150,176
3.95%, 03/01/49	290		247,868
Duke Energy Carolinas LLC 3.95%, 11/15/28	350		345,279
Duke Energy Progress LLC 3.45%, 03/15/29	300		284,326
Equinix, Inc.
1.00%, 09/15/25	300		272,493
2.50%, 05/15/31	350		289,271
3.90%, 04/15/32	350		319,049
ERP Operating LP 4.15%, 12/01/28	200		194,620
Evergy Kansas Central, Inc. 2.55%, 07/01/26	100		94,532
Fannie Mae-Aces
1.44%, 10/25/29	300		252,285
2.44%, 10/25/29	37		33,680
2.52%, 08/25/29	236		214,596
2.62%, 07/25/24	162		157,381
2.90%, 02/25/27	220		210,574
2.94%, 06/25/29	9		7,983
3.00%, 01/25/28	394		372,539
3.06%, 09/25/27	255		244,162
3.13%, 03/25/28	207		196,142
3.16%, 03/25/28	383		365,853
3.17%, 02/25/30	340		318,831
3.20%, 11/25/27	13		12,307
3.41%, 06/25/28	318		306,670
3.67%, 09/25/28	498		486,217
3.87%, 09/25/30	91		88,833
Federal Realty Investment Trust 1.25%, 02/15/26 †	200		181,205
Fifth Third Bancorp 1.71% (SOFR+0.69%), 11/01/27	200		173,675
Ford Motor Co.
3.25%, 02/12/32	850		659,954
6.10%, 08/19/32 †	450		429,575
Freddie Mac Multifamily Structured Pass Through Certificates
1.30%, 06/25/30	30		24,873
2.88%, 04/25/26	285		273,867

See Notes to Financial Statements

50

	Par (000’s	)	Value
United States (continued)
General Motors Co.
5.40%, 10/15/29	$50		$49,459
5.60%, 10/15/32 †	650		637,267
HAT Holdings I LLC / HAT Holdings II LLC 144A 6.00%, 04/15/25	100		97,323
Healthpeak OP LLC
1.35%, 02/01/27	200		176,394
2.12%, 12/01/28 †	100		86,803
Host Hotels & Resorts LP
2.90%, 12/15/31	250		198,217
3.38%, 12/15/29	100		85,987
Interstate Power & Light Co.
3.50%, 09/30/49	150		112,092
4.10%, 09/26/28	250		246,106
Jabil, Inc. 4.25%, 05/15/27	200		195,162
Johnson Controls International plc / Tyco Fire & Security Finance SCA 1.75%, 09/15/30	300		249,151
JPMorgan Chase & Co. 0.65% (Term SOFR USD 3 Month+0.60%), 09/16/24	325		318,974
0.77% (SOFR+0.49%), 08/09/25	350		329,206
Kaiser Foundation Hospitals
2.81%, 06/01/41 †	500		374,705
3.15%, 05/01/27	80		76,227
Kilroy Realty LP
2.50%, 11/15/32	50		33,914
2.65%, 11/15/33	150		99,519
4.75%, 12/15/28	100		88,663
Massachusetts Institute of Technology 3.96%, 07/01/38	200		188,622
Metropolitan Life Global Funding I 144A 0.95%, 07/02/25	200		184,147
MidAmerican Energy Co.
2.70%, 08/01/52	200		136,800
3.10%, 05/01/27	225		215,549
3.15%, 04/15/50	200		149,635
3.65%, 04/15/29	150		144,707
3.65%, 08/01/48	400		329,938
3.95%, 08/01/47	125		107,880
4.25%, 07/15/49	275		248,334
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/28	425		374,889
Northern States Power Co.
2.25%, 04/01/31	150		128,604
2.60%, 06/01/51	250		169,805
2.90%, 03/01/50	250		179,471
3.20%, 04/01/52	200		149,398
NSTAR Electric Co. 3.25%, 05/15/29	225		211,806
Owens Corning
	Par (000’s	)	Value
United States (continued)
3.95%, 08/15/29	$225		$214,111
PacifiCorp
2.90%, 06/15/52	200		139,828
5.35%, 12/01/53	200		208,605
Pattern Energy Operations LP / Pattern Energy Operations, Inc. 144A 4.50%, 08/15/28	250		232,807
PepsiCo, Inc.
2.88%, 10/15/49 †	250		191,993
3.90%, 07/18/32	500		492,725
PG&E Recovery Funding LLC 5.54%, 07/15/47	200		212,822
Piedmont Operating Partnership LP 3.15%, 08/15/30	150		113,448
PNC Financial Services Group, Inc. 2.20%, 11/01/24	160		152,782
Prologis LP
1.25%, 10/15/30	275		218,013
1.75%, 02/01/31	200		162,012
Public Service Co. of Colorado
3.20%, 03/01/50	250		187,264
3.70%, 06/15/28	200		195,366
4.10%, 06/15/48	110		95,694
Public Service Co. of Oklahoma
2.20%, 08/15/31	300		248,480
3.15%, 08/15/51	150		103,363
Public Service Electric and Gas Co.
3.10%, 03/15/32	150		135,304
4.65%, 03/15/33	200		202,526
Regency Centers LP 3.75%, 06/15/24	125		122,287
Seattle Children’s Hospital 2.72%, 10/01/50	150		102,462
SK Battery America, Inc. Reg S 1.62%, 01/26/24	250		241,613
SLG Office Trust 2021-OVA 144A 2.59%, 07/15/41	600		489,545
Sonoco Products Co. 2.85%, 02/01/32	400		339,872
Southern Power Co. 4.15%, 12/01/25	500		491,138
Southwestern Public Service Co. 3.15%, 05/01/50	100		72,631
Sunnova Energy Corp. 144A 5.88%, 09/01/26 †	100		90,763
Tennessee Valley Authority 1.50%, 09/15/31	200		165,570
Toyota Auto Receivables Owner

See Notes to Financial Statements

51

VANECK GREEN BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued)
0.26%, 11/17/25	$163		$157,258
UDR, Inc. 1.90%, 03/15/33	175		131,277
Union Electric Co. 2.62%, 03/15/51	275		183,642
Vena Energy Capital Pte Ltd. Reg S 3.13%, 02/26/25	200		189,059
Verizon Communications, Inc.
1.50%, 09/18/30 †	300		242,845
2.85%, 09/03/41	400		290,242
3.88%, 02/08/29	200		193,255
3.88%, 03/01/52	300		240,969
Vornado Realty LP 3.40%, 06/01/31	150		106,762
Welltower OP LLC
2.70%, 02/15/27	250		229,066
3.85%, 06/15/32	100		90,010
Wisconsin Electric Power Co. 4.75%, 09/30/32	250		252,389
Wisconsin Power and Light Co. 1.95%, 09/16/31	200		162,784
			27,480,427
Total Corporate Bonds (Cost: $77,004,655)			69,417,148

GOVERNMENT OBLIGATIONS: 6.7%
Chile: 1.3%
Chile Government International Bond
2.55%, 01/27/32	350		304,728
3.50%, 01/25/50	850		657,880
			962,608
Egypt: 0.2%
Egypt Government International Bond 144A 5.25%, 10/06/25	50		34,547
Egypt Government International Bond Reg S 5.25%, 10/06/25	200		138,190
			172,737
Hong Kong: 1.6%
Hong Kong Government International Bond 144A
0.62%, 02/02/26	200		182,256
1.38%, 02/02/31	400		334,693
2.38%, 02/02/51	200		137,344
2.50%, 05/28/24	250		245,424
Hong Kong Government International Bond Reg S 1.75%, 11/24/31	400		340,078
			1,239,795
Indonesia: 1.2%
Perusahaan Penerbit SBSN Indonesia III 144A 2.30%, 06/23/25	150		143,574
	Par (000’s	)	Value
Indonesia (continued)
3.55%, 06/09/51	$275		$215,833
3.90%, 08/20/24	250		249,781
4.70%, 06/06/32	300		305,093
			914,281
Israel: 0.3%
Israel Government International Bond 4.50%, 01/17/33	200		200,511
Saudi Arabia: 0.3%
Arab Petroleum Investments Corp. 144A 1.48%, 10/06/26	250		226,853
Supranational: 0.9%
Asian Development Bank
1.75%, 08/14/26	275		258,253
2.12%, 03/19/25	150		144,324
2.38%, 08/10/27	150		142,504
3.12%, 09/26/28	100		97,537
			642,618
United States: 0.9%
City of San Francisco CA Public Utilities Commission Water Revenue
2.83%, 11/01/41	100		77,938
3.30%, 11/01/39	100		85,191
3.47%, 11/01/43	100		82,010
Commonwealth of Massachusetts 3.28%, 06/01/46	150		121,885
District of Columbia Water & Sewer Authority 4.81%, 10/01/14	170		165,664
Metropolitan Transportation Authority 5.17%, 11/15/49	150		142,476
			675,164
Total Government Obligations (Cost: $5,953,369)			5,034,567

	Number of Shares
PREFERRED SECURITIES: 0.1% (Cost: $173,320)
Canada: 0.1%
Brookfield Finance, Inc. (USD) 4.62%, 10/16/80 †	7,000		114,030

Total Investments Before Collateral for Securities Loaned: 98.8% (Cost: $83,131,344)			74,565,745

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.8%
Money Market Fund: 2.8% (Cost: $2,137,597)

See Notes to Financial Statements

52

	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio	2,137,597	$2,137,597
	Number of Shares	Value
Total Investments: 101.6% (Cost: $85,268,941)		$76,703,342
Liabilities in excess of other assets: (1.6)%		(1,243,476)
NET ASSETS: 100.0%		$75,459,866

Definitions:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $6,034,699.

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $20,826,707, or 27.6% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	40.0%	$29,791,955
Utilities	20.7	15,414,906
Real Estate	7.7	5,781,646
Government	7.0	5,224,424
Mortgage Securities	5.2	3,912,288
Consumer Cyclicals	4.7	3,526,705
Technology	4.3	3,210,392
Basic Materials	3.7	2,741,671
Industrials	3.5	2,583,997
Consumer Non-Cyclicals	1.2	884,804
Healthcare	1.0	739,153
Energy	0.8	565,182
Academic & Educational Services	0.2	188,622
	100.0%	$74,565,745

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$69,417,148	$—	$69,417,148
Government Obligations *	—	5,034,567	—	5,034,567
Preferred Securities *	114,030	—	—	114,030
Money Market Fund	2,137,597	—	—	2,137,597
Total Investments	$2,251,627	$74,451,715	$—	$76,703,342

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

53

VANECK IG FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Par (000’s	)	Value
FLOATING RATE NOTES: 98.5%
Australia: 9.1%
Commonwealth Bank of Australia 144A 5.24% (SOFR+0.40%), 07/07/25	$22,932		$22,733,831
5.33% (SOFR+0.52%), 06/15/26	11,820		11,668,233
5.54% (SOFR+0.74%), 03/14/25	12,500		12,488,597
5.55% (SOFR+0.75%), 03/13/26	4,750		4,735,901
Macquarie Bank Ltd. 144A 6.13% (SOFR+1.31%), 03/21/25	3,825		3,842,933
National Australia Bank Ltd. 144A 5.22% (SOFR+0.38%), 01/12/25	3,700		3,682,440
5.49% (SOFR+0.65%), 01/12/27	12,325		12,207,007
5.65% (SOFR+0.86%), 06/09/25	12,325		12,323,142
Westpac Banking Corp. 5.03% (SOFR+0.30%), 11/18/24	5,550		5,525,867
5.73% (ICE LIBOR USD 3 Month+0.77%),02/26/24	1,575		1,580,686
5.76% (SOFR+1.00%), 08/26/25	13,550		13,620,316
			104,408,953
Canada: 4.3%
Bank of Montreal 5.14% (SOFR Compound Index+0.35%), 12/08/23	1,898		1,894,365
5.16% (SOFR Compound Index+0.32%), 07/09/24	4,085		4,061,102
5.50% (SOFR Compound Index+0.71%), 03/08/24	1,625		1,621,341
Bank of Nova Scotia 5.22% (SOFR+0.38%), 07/31/24	4,700		4,673,821
5.28% (SOFR Compound Index+0.45%), 04/15/24	2,171		2,162,167
Canadian Imperial Bank of Commerce 5.20% (SOFR Compound Index+0.40%), 12/14/23	1,880		1,874,591
5.26% (SOFR Compound Index+0.42%), 10/18/24	5,056		5,024,992
5.78% (SOFR+0.94%), 04/07/25	4,936		4,947,509
Enbridge, Inc. 5.36% (SOFR Compound Index+0.63%), 02/16/24	2,065		2,059,578
Federation des Caisses Desjardins du Quebec 144A 5.18% (SOFR+0.43%), 05/21/24	1,750		1,740,104
	Par (000’s	)	Value
Canada (continued)
Royal Bank of Canada 5.14% (SOFR Compound Index+0.30%), 01/19/24	$2,206		$2,200,140
5.18% (SOFR Compound Index+0.34%), 10/07/24	3,691		3,664,651
5.20% (SOFR Compound Index+0.36%), 07/29/24	4,819		4,785,512
Toronto-Dominion Bank 5.13% (SOFR+0.35%), 03/04/24	2,370		2,361,782
5.15% (SOFR+0.35%), 09/10/24	6,637		6,587,438
			49,659,093
Cayman Islands: 0.2%
MassMutual Global Funding II 144A 5.20% (SOFR+0.36%), 04/12/24	1,955		1,951,002
China: 0.2%
Tencent Holdings Ltd. 144A 6.12% (ICE LIBOR USD 3 Month+0.91%), 04/11/24	2,325		2,327,778
France: 2.0%
Banque Federative du Credit Mutuel SA 144A 5.10% (SOFR Compound Index+0.41%), 02/04/25	5,322		5,260,542
Societe Generale SA 144A 5.89% (SOFR+1.05%), 01/21/26	18,500		18,091,897
			23,352,439
Germany: 0.4%
Bayer US Finance II LLC 144A 5.88% (ICE LIBOR USD 3 Month+1.01%), 12/15/23	4,125		4,117,151
Japan: 6.2%
Mitsubishi UFJ Financial Group, Inc. 5.67% (SOFR+0.94%), 02/20/26	14,900		14,737,458
Mizuho Financial Group, Inc. 5.59% (ICE LIBOR USD 3 Month+0.63%), 05/25/24	3,600		3,599,857
5.69% (SOFR+0.96%), 05/22/26	17,915		17,735,023
6.15% (ICE LIBOR USD 3 Month+1.00%), 09/11/24	4,477		4,479,664
Sumitomo Mitsui Financial Group, Inc. 5.72% (SOFR+0.88%), 01/14/27	12,320		12,058,688
Sumitomo Mitsui Trust Bank Ltd. 144A 5.24% (SOFR+0.44%), 09/16/24	5,525		5,491,916

See Notes to Financial Statements

54

	Par (000’s	)	Value
Japan (continued)
5.90% (SOFR+1.12%), 03/09/26	$12,325		$12,329,887
			70,432,493
Netherlands: 1.7%
Cooperatieve Rabobank UA 5.14% (SOFR Compound Index+0.30%), 01/12/24	2,475		2,467,578
ING Groep NV 6.48% (SOFR Compound Index+1.64%), 03/28/26	12,440		12,510,733
Shell International Finance BV 5.27% (ICE LIBOR USD 3 Month+0.40%), 11/13/23	1,375		1,379,945
Siemens Financieringsmaatschappij NV 144A 5.23% (SOFR+0.43%), 03/11/24	3,275		3,273,172
			19,631,428
Norway: 0.4%
DNB Bank ASA 144A 5.67% (SOFR Compound Index+0.83%), 03/28/25	4,550		4,529,092
Spain: 0.2%
Banco Santander SA 5.98% (SOFR+1.24%), 05/24/24	2,200		2,202,367
Switzerland: 2.0%
Credit Suisse Group AG 144A 6.39% (ICE LIBOR USD 3 Month+1.24%), 06/12/24	5,531		5,393,731
UBS AG 144A 5.07% (SOFR+0.36%), 02/09/24	3,150		3,140,541
UBS Group AG 144A 6.30% (SOFR+1.58%), 05/12/26	14,810		14,836,951
			23,371,223
United Kingdom: 8.2%
ANZ New Zealand Int’l Ltd. 144A 5.34% (SOFR+0.60%), 02/18/25	3,850		3,826,459
Barclays Plc 6.25% (ICE LIBOR USD 3 Month+1.38%), 05/16/24	4,855		4,854,901
HSBC Holdings Plc 5.32% (SOFR+0.58%), 11/22/24	3,500		3,451,665
5.92% (ICE LIBOR USD 3 Month+1.00%), 05/18/24	7,095		7,096,791
6.22% (SOFR+1.43%), 03/10/26	12,150		12,153,133
6.38% (ICE LIBOR USD 3 Month+1.23%), 03/11/25	3,500		3,508,324
6.53% (ICE LIBOR USD 3 Month+1.38%), 09/12/26	18,292		18,282,935
	Par (000’s)	Value
United Kingdom (continued)
NatWest Group Plc 6.68% (ICE LIBOR USD 3 Month+1.55%), 06/25/24	$5,620	$5,619,878
NatWest Markets Plc 144A 6.28% (SOFR+1.45%), 03/22/25	3,780	3,770,893
Standard Chartered Plc 144A 5.68% (SOFR+0.93%), 11/23/25	12,344	12,154,867
6.58% (SOFR+1.74%), 03/30/26	12,350	12,399,995
UBS AG 144A 5.16% (SOFR+0.45%), 08/09/24	7,375	7,330,963
		94,450,804
United States: 63.6%
American Electric Power Co., Inc. 5.78% (ICE LIBOR USD 3 Month+0.48%), 11/01/23	1,700	1,697,418
American Express Co. 4.92% (SOFR Compound Index+0.23%), 11/03/23	1,691	1,686,346
5.34% (SOFR Compound Index+0.65%), 11/04/26	12,338	12,142,238
5.41% (SOFR Compound Index+0.72%), 05/03/24	1,575	1,575,705
5.71% (SOFR+0.93%), 03/04/25	3,720	3,720,424
Analog Devices, Inc. 5.09% (SOFR+0.25%), 10/01/24	3,854	3,828,186
AT&T, Inc. 5.48% (SOFR Compound Index+0.64%), 03/25/24	2,375	2,371,162
6.33% (ICE LIBOR USD 3 Month+1.18%), 06/12/24	11,874	11,948,659
Athene Global Funding 144A 5.45% (SOFR Compound Index+0.70%), 05/24/24	4,933	4,882,826
Bank of America Corp. 5.27% (Bloomberg 3 Month Short Term Bank Yield Index+0.43%), 05/28/24	9,190	9,171,344
5.36% (SOFR+0.66%), 02/04/25	5,534	5,497,397
5.53% (SOFR+0.69%), 04/22/25	4,468	4,434,537
5.57% (SOFR+0.73%), 10/24/24	3,738	3,729,583
5.58% (ICE LIBOR USD 3 Month+0.77%), 02/05/26	22,546	22,543,030
5.75% (SOFR+1.05%), 02/04/28	19,943	19,655,071
5.94% (SOFR+1.10%), 04/25/25	3,825	3,814,276
6.17% (SOFR+1.33%), 04/02/26 †	12,325	12,343,650

See Notes to Financial Statements

55

VANECK IG FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued)
6.23% (ICE LIBOR USD 3 Month+0.96%), 07/23/24	$3,720		$3,720,757
BMW US Capital LLC 144A 5.10% (SOFR Compound Index+0.38%), 08/12/24	5,610		5,579,068
5.37% (SOFR Compound Index+0.53%), 04/01/24	2,379		2,372,980
Capital One Financial Corp. 5.48% (SOFR+0.69%), 12/06/24 †	6,757		6,616,222
Caterpillar Financial Services Corp. 4.98% (SOFR+0.24%), 05/17/24	1,962		1,956,011
5.07% (SOFR+0.27%), 09/13/24	5,016		4,994,071
5.17% (SOFR+0.45%), 11/13/23	1,360		1,360,597
CenterPoint Energy, Inc. 5.37% (SOFR Compound Index+0.65%), 05/13/24	2,283		2,272,932
Charles Schwab Corp. 5.24% (SOFR Compound Index+0.52%), 05/13/26	12,313		11,821,740
5.32% (SOFR Compound Index+0.50%), 03/18/24	3,948		3,907,014
5.83% (SOFR Compound Index+1.05%), 03/03/27	12,337		11,873,824
Citigroup, Inc. 5.51% (SOFR+0.67%), 05/01/25	12,309		12,212,200
5.51% (ICE LIBOR USD 3 Month+0.55%), 08/25/36	12,880		10,318,128
5.53% (SOFR+0.69%), 01/25/26	12,477		12,296,823
5.98% (ICE LIBOR USD 3 Month+1.10%), 05/17/24	4,777		4,778,878
5.99% (ICE LIBOR USD 3 Month+1.02%), 06/01/24	7,380		7,379,491
6.04% (SOFR+1.28%), 02/24/28	19,785		19,758,001
6.13% (SOFR+1.37%), 05/24/25	12,360		12,377,338
6.35% (SOFR+1.53%), 03/17/26	12,332		12,424,964
6.43% (ICE LIBOR USD 3 Month+1.25%), 07/01/26	16,007		16,077,005
Comcast Corp. 5.89% (ICE LIBOR USD 3 Month+0.63%), 04/15/24	1,749		1,752,715
Credit Suisse AG 5.23% (SOFR Compound Index+0.39%), 02/02/24	2,925		2,831,732
Daimler Truck Finance North America LLC 144A 5.84% (SOFR+1.00%), 04/05/24	1,735		1,733,030
Deutsche Bank NY
	Par (000’s	)	Value
United States (continued)
5.20% (SOFR+0.50%), 11/08/23	$2,075		$2,056,399
Florida Power & Light Co. 5.22% (SOFR Compound Index+0.38%), 01/12/24	3,190		3,177,537
GA Global Funding Trust 144A 5.30% (SOFR+0.50%), 09/13/24	3,825		3,713,524
General Electric Co. 5.19% (ICE LIBOR USD 3 Month+0.38%), 05/05/26	22,222		22,026,774
General Motors Financial Co., Inc. 5.93% (SOFR+1.20%), 11/17/23	2,175		2,173,373
Goldman Sachs Group, Inc. 5.54% (SOFR+0.70%), 01/24/25	4,495		4,472,872
6.03% (ICE LIBOR USD 3 Month+1.17%), 05/15/26	22,831		22,807,081
6.55% (ICE LIBOR USD 3 Month+1.60%), 11/29/23	5,496		5,520,690
7.02% (ICE LIBOR USD 3 Month+1.75%), 10/28/27	21,995		22,397,031
Hartford Financial Services Group, Inc. 144A 6.99% (ICE LIBOR USD 3 Month+2.12%), 02/12/47	12,372		10,114,110
Jackson National Life Global Funding 144A 5.99% (SOFR+1.15%), 06/28/24	6,400		6,378,100
John Deere Capital Corp. 5.04% (SOFR+0.20%), 10/11/24	4,575		4,544,513
JPMorgan Chase & Co. 5.31% (SOFR+0.54%), 06/01/25	12,340		12,223,167
5.41% (SOFR+0.58%), 06/23/25	12,335		12,206,287
5.60% (SOFR+0.77%), 09/22/27	12,251		12,046,559
5.67% (SOFR+0.92%), 02/24/26	18,436		18,342,384
5.72% (SOFR+0.89%), 04/22/27 †	12,325		12,162,070
5.77% (SOFR+0.97%), 06/14/25	12,323		12,342,600
5.93% (SOFR+1.18%), 02/24/28	26,030		26,072,573
6.06% (ICE LIBOR USD 3 Month+0.85%), 01/10/25	3,700		3,692,148
6.16% (ICE LIBOR USD 3 Month+0.89%), 07/23/24	7,372		7,375,104
6.16% (SOFR+1.32%), 04/26/26	12,380		12,415,911
Lincoln National Corp.

See Notes to Financial Statements

56

	Par (000’s	)	Value
United States (continued)
7.23% (ICE LIBOR USD 3 Month+2.36%), 05/17/66	$14,257		$9,017,553
MassMutual Global Funding II 144A 5.11% (SOFR+0.27%), 10/21/24	3,735		3,709,327
Metropolitan Life Global Funding I 144A 5.14% (SOFR+0.30%), 09/27/24	3,730		3,705,491
5.16% (SOFR+0.32%), 01/07/24	2,040		2,035,243
Morgan Stanley 5.46% (SOFR+0.62%), 01/24/25	7,850		7,772,087
5.70% (SOFR+0.95%), 02/18/26	18,490		18,373,080
6.00% (SOFR+1.17%), 04/17/25	4,910		4,915,135
6.06% (ICE LIBOR USD 3 Month+1.22%), 05/08/24	5,570		5,570,370
NextEra Energy Capital Holdings, Inc. 5.09% (SOFR Compound Index+0.40%), 11/03/23	3,905		3,895,431
Public Storage 5.31% (SOFR+0.47%), 04/23/24	2,324		2,317,101
Roche Holdings, Inc. 144A 5.36% (SOFR+0.56%), 03/10/25	5,675		5,665,160
Starbucks Corp. 5.14% (SOFR Compound Index+0.42%), 02/14/24	1,663		1,662,217
Thermo Fisher Scientific, Inc. 5.37% (SOFR Compound Index+0.53%), 10/18/24	3,773		3,773,157
Toyota Motor Credit Corp. 5.09% (SOFR+0.29%), 09/13/24	4,440		4,407,289
5.17% (SOFR Compound Index+0.33%), 01/11/24	2,409		2,403,128
5.20% (SOFR+0.38%), 02/22/24	4,750		4,735,051
5.49% (SOFR Compound Index+0.65%), 12/29/23	2,050		2,049,325
	Par (000’s	)	Value
United States (continued)
5.56% (SOFR+0.75%), 12/11/23	$4,725		$4,731,128
Truist Bank 5.04% (SOFR+0.20%), 01/17/24	3,950		3,903,819
Truist Financial Corp. 5.19% (SOFR+0.40%), 06/09/25	23,549		22,670,491
United Parcel Service, Inc. 4.44% (SOFR Compound Index+(0.35)%), 03/15/73	13,150		13,095,644
Verizon Communications, Inc. 5.61% (SOFR Compound Index+0.79%), 03/20/26	18,039		17,923,196
5.96% (ICE LIBOR USD 3 Month+1.10%), 05/15/25	22,759		22,917,670
Volkswagen Group of America Finance LLC 144A 5.73% (SOFR+0.95%), 06/07/24	3,850		3,858,194
Warnermedia Holdings, Inc. 144A 6.59% (SOFR Compound Index+1.78%), 03/15/24	1,575		1,584,095
Wells Fargo & Co. 6.16% (SOFR+1.32%), 04/25/26	18,732		18,800,411
			729,208,973
Total Floating Rate Notes (Cost: $1,138,059,104)			1,129,642,796

	Number of Shares
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.3%
Money Market Fund: 0.3% (Cost: $3,402,096)
State Street Navigator Securities Lending Government Money Market Portfolio	3,402,096		3,402,096
Total Investments: 98.8% (Cost: $1,141,461,200)			1,133,044,892
Other assets less liabilities: 1.2%			13,275,960
NET ASSETS: 100.0%			$1,146,320,852

Definitions:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

See Notes to Financial Statements

57

VANECK IG FLOATING RATE ETF

SCHEDULE OF INVESTMENTS

(continued)

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $3,317,907.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $260,980,173, or 22.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	86.6%	$977,946,981
Technology	5.9	66,342,539
Industrials	2.6	29,358,372
Consumer Non-Cyclicals	1.9	22,026,774
Utilities	1.0	11,043,319
Consumer Cyclicals	0.8	9,277,879
Healthcare	0.7	7,890,308
Energy	0.3	3,439,522
Real Estate	0.2	2,317,102
	100.0%	$1,129,642,796

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Floating Rate Notes *	$—	$1,129,642,796	$—	$1,129,642,796
Money Market Fund	3,402,096	—	—	3,402,096
Total Investments	$3,402,096	$1,129,642,796	$—	$1,133,044,892

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

58

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Par (000’s		)	Value
CORPORATE BONDS: 97.9%
Argentina: 1.0%
MercadoLibre, Inc. 3.12%, 01/14/31	USD	100		$77,602
Pampa Energia SA 144A
7.50%, 01/24/27	USD	50		43,557
9.12%, 04/15/29	USD	50		43,560
Pan American Energy LLC 144A 9.12%, 04/30/27	USD	40		41,749
Telecom Argentina SA 144A 8.00%, 07/18/26	USD	50		44,483
Transportadora de Gas del Sur SA 144A 6.75%, 05/02/25	USD	80		69,906
YPF Energia Electrica SA 144A 10.00%, 07/25/26	USD	35		30,135
YPF SA 144A
6.95%, 07/21/27	USD	50		36,051
7.00%, 12/15/47	USD	25		15,360
8.50%, 03/23/25	USD	25		22,875
8.50%, 07/28/25	USD	75		62,556
8.50%, 06/27/29	USD	85		63,365
9.00%, 02/12/26 (s)	USD	46		43,675
9.00%, 06/30/29 (s)	USD	75		59,902
				654,776
Australia: 1.0%
FMG Resources August 2006 Pty Ltd. 144A
4.38%, 04/01/31	USD	100		86,982
4.50%, 09/15/27	USD	25		23,787
5.12%, 05/15/24	USD	75		74,634
6.12%, 04/15/32	USD	100		96,906
Infrabuild Australia Pty Ltd. 144A 12.00%, 10/01/24	USD	30		28,703
Mineral Resources Ltd. 144A
8.12%, 05/01/27	USD	100		100,974
8.50%, 05/01/30	USD	100		101,858
Nufarm Australia Ltd. / Nufarm Americas, Inc. 144A 5.00%, 01/27/30	USD	30		26,693
Perenti Finance Pty Ltd. 144A 6.50%, 10/07/25	USD	95		92,506
				633,043
Austria: 0.1%
ams-OSRAM AG 144A 7.00%, 07/31/25 †	USD	100		93,513
Belgium: 0.4%
Azelis Finance NV Reg S 5.75%, 03/15/28	EUR	100		111,220
La Financiere Atalian SASU Reg S 4.00%, 05/15/24	EUR	100		80,700
Ontex Group NV Reg S
	Par (000’s		)	Value
Belgium (continued)
3.50%, 07/15/26	EUR	100		$98,062
				289,982
Bermuda: 0.2%
Digicel Group Holdings Ltd. 144A 8.00%, 04/01/25	USD	63		25,182
Digicel International Finance Ltd. / Digicel International Holdings Ltd. 144A
8.75%, 05/25/24	USD	50		45,328
13.00%, 12/31/25	USD	75		48,937
Investment Energy Resources Ltd. 144A 6.25%, 04/26/29	USD	50		46,304
				165,751
Brazil: 5.9%
Adecoagro SA 144A 6.00%, 09/21/27	USD	50		46,923
Amaggi Luxembourg International Sarl 144A 5.25%, 01/28/28	USD	50		46,568
Arcos Dorados Holdings, Inc. 144A 5.88%, 04/04/27	USD	105		102,687
Azul Investments LLP 144A 5.88%, 10/26/24	USD	50		39,524
B3 SA - Brasil Bolsa Balcao 144A 4.12%, 09/20/31	USD	50		41,832
Banco Bradesco SA 144A 3.20%, 01/27/25	USD	100		95,744
Banco BTG Pactual SA 144A 4.50%, 01/10/25	USD	100		97,167
Banco do Brasil SA 144A 4.62%, 01/15/25	USD	50		49,096
Banco Votorantim SA 144A 4.38%, 07/29/25	USD	100		96,479
Braskem Idesa SAPI 144A 7.45%, 11/15/29	USD	200		158,428
Braskem Netherlands Finance BV 144A 8.50% (US Treasury Yield Curve Rate T 5 Year+8.22%), 01/23/81	USD	50		49,790
BRF SA 144A 4.75%, 05/22/24	USD	100		97,180
Cemig Geracao e Transmissao SA 144A 9.25%, 12/05/24	USD	50		51,305
Centrais Eletricas Brasileiras SA 144A 4.62%, 02/04/30	USD	100		86,290
Cosan Luxembourg SA 144A 7.00%, 01/20/27	USD	50		50,095
Cosan SA 144A 5.50%, 09/20/29	USD	50		44,944
CSN Inova Ventures 144A 6.75%, 01/28/28 †	USD	100		95,167

See Notes to Financial Statements

59

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s		)	Value
Brazil (continued)
Embraer Netherlands Finance BV
5.05%, 06/15/25	USD	100		$98,631
5.40%, 02/01/27	USD	75		72,231
FS Luxembourg Sarl 144A 10.00%, 12/15/25	USD	50		49,812
Globo Comunicacao e Participacoes SA 144A 4.88%, 01/22/30	USD	100		80,233
Gol Finance SA 144A 7.00%, 01/31/25	USD	100		48,334
Guara Norte Sarl 144A 5.20%, 06/15/34	USD	91		77,647
InterCement Financial Operations BV 144A 5.75%, 07/17/24	USD	50		34,339
Itau Unibanco Holding SA 144A
3.25%, 01/24/25	USD	25		24,235
3.88% (US Treasury Yield Curve Rate T 5 Year+3.45%), 04/15/31	USD	25		23,500
4.50% (US Treasury Yield Curve Rate T 5 Year+2.82%), 11/21/29	USD	100		95,949
4.62% (US Treasury Yield Curve Rate T 5 Year+3.22%), 2/27/2025 (o)	USD	50		39,141
Klabin Austria GmbH 144A
5.75%, 04/03/29	USD	100		97,969
7.00%, 04/03/49	USD	50		48,374
Light Servicos de Eletricidade SA / Light Energia SA 144A 4.38%, 06/18/26	USD	50		18,760
MARB BondCo Plc 144A 3.95%, 01/29/31	USD	100		73,546
MV24 Capital BV 144A 6.75%, 06/01/34	USD	86		76,582
Natura Cosmeticos SA 144A 4.12%, 05/03/28	USD	100		83,489
NBM US Holdings, Inc. 144A 7.00%, 05/14/26	USD	100		97,449
Nexa Resources SA 144A 6.50%, 01/18/28	USD	100		97,892
Petrobras Global Finance BV
5.09%, 01/15/30	USD	50		47,178
5.30%, 01/27/25	USD	100		99,565
5.50%, 06/10/51	USD	50		39,565
5.60%, 01/03/31 †	USD	75		72,101
5.62%, 05/20/43	USD	50		42,855
5.75%, 02/01/29	USD	50		49,276
6.00%, 01/27/28	USD	75		75,225
6.75%, 01/27/41	USD	50		47,880
6.75%, 06/03/50	USD	50		45,235
6.85%, 06/05/15	USD	125		109,549
6.88%, 01/20/40	USD	50		48,332
6.90%, 03/19/49	USD	75		69,353
7.25%, 03/17/44	USD	75		74,116
	Par (000’s		)	Value
Brazil (continued)
7.38%, 01/17/27	USD	50		$52,060
8.75%, 05/23/26	USD	50		54,235
Rede D’or Finance Sarl 144A 4.50%, 01/22/30 †	USD	100		84,905
Rio Oil Finance Trust Series 2014-1 144A 9.25%, 07/06/24	USD	56		56,438
Rumo Luxembourg Sarl 144A 5.25%, 01/10/28	USD	100		93,125
Ultrapar International SA 144A 5.25%, 06/06/29	USD	100		93,734
Unigel Luxembourg SA 144A 8.75%, 10/01/26	USD	50		46,162
Usiminas International Sarl 144A 5.88%, 07/18/26	USD	50		48,636
XP, Inc. 144A 3.25%, 07/01/26	USD	50		44,417
				3,881,274
British Virgin Islands: 0.3%
New Metro Global Ltd. Reg S 4.50%, 05/02/26	USD	200		116,812
Sino-Ocean Land Treasure Finance II Ltd. Reg S 5.95%, 02/04/27	USD	200		52,332
				169,144
Bulgaria: 0.2%
Bulgarian Energy Holding EAD Reg S 3.50%, 06/28/25	EUR	100		105,096
Burkina Faso: 0.0%
IAMGOLD Corp. 144A 5.75%, 10/15/28	USD	25		19,773
Canada: 7.3%
1011778 BC ULC / New Red Finance, Inc. 144A
3.50%, 02/15/29	USD	65		58,500
3.88%, 01/15/28	USD	125		117,416
4.00%, 10/15/30	USD	175		152,929
4.38%, 01/15/28	USD	100		93,610
5.75%, 04/15/25	USD	25		25,082
Air Canada 4.62%, 08/15/29	CAD	50		32,810
Air Canada 144A
3.88%, 08/15/26	USD	50		46,347
4.62%, 08/15/29 †	CAD	125		81,737
Algonquin Power & Utilities Corp.
4.75% (US Treasury Yield Curve Rate T 5 Year+3.25%), 01/18/82	USD	50		40,494
5.25% (Generic Canadian 5 Year+3.72%), 01/18/82	CAD	50		29,499
AltaGas Ltd. 7.35% (Generic Canadian 5 Year+4.54%), 08/17/82	CAD	25		17,933

See Notes to Financial Statements

60

	Par (000’s		)	Value
Canada (continued)
ATS Automation Tooling Systems, Inc. 144A 4.12%, 12/15/28	USD	25		$22,414
Azure Power Solar Energy Private Ltd. 144A 5.65%, 12/24/24	USD	50		42,800
Baffinland Iron Mines Corp. / Baffinland Iron Mines LP 144A 8.75%, 07/15/26	USD	50		48,327
Baytex Energy Corp. 144A
8.50%, 04/30/30	USD	50		50,322
8.75%, 04/01/27 †	USD	40		41,209
Bombardier, Inc. 144A
7.12%, 06/15/26	USD	75		74,843
7.50%, 03/15/25	USD	87		87,116
7.50%, 02/01/29	USD	75		73,847
7.88%, 04/15/27	USD	175		174,687
Brookfield Property Finance ULC
3.93%, 08/24/25	CAD	50		33,725
3.93%, 01/15/27	CAD	50		31,791
7.12%, 02/13/28	CAD	75		52,183
Brookfield Residential Properties, Inc. / Brookfield Residential US LLC 144A 6.25%, 09/15/27	USD	100		91,764
Capital Power Corp. 7.95% (Generic Canadian 5 Year+5.34%), 09/09/82	CAD	50		36,398
Cascades, Inc. / Cascades USA, Inc. 144A 5.38%, 01/15/28	USD	25		23,750
Corus Entertainment, Inc. Reg S 5.00%, 05/11/28	CAD	75		40,851
Eldorado Gold Corp. 144A 6.25%, 09/01/29	USD	50		46,546
Emera, Inc. 6.75% (ICE LIBOR USD 3 Month+5.44%), 06/15/76	USD	75		71,712
Empire Communities Corp. 144A 7.00%, 12/15/25 †	USD	25		22,903
Enerflex Ltd. 144A 9.00%, 10/15/27	USD	40		39,906
Garda World Security Corp. 144A
6.00%, 06/01/29	USD	50		41,170
9.50%, 11/01/27	USD	50		47,981
GFL Environmental, Inc. 144A
3.50%, 09/01/28	USD	50		45,503
3.75%, 08/01/25	USD	75		72,596
4.25%, 06/01/25	USD	50		48,709
4.38%, 08/15/29	USD	50		45,302
4.75%, 06/15/29	USD	50		46,585
5.12%, 12/15/26	USD	75		73,894
	Par (000’s		)	Value
Canada (continued)
Gibson Energy, Inc.
2.85%, 07/14/27	CAD	25		$17,105
3.60%, 09/17/29	CAD	75		51,492
goeasy Ltd. 144A
4.38%, 05/01/26	USD	25		21,963
5.38%, 12/01/24	USD	50		47,542
Hudbay Minerals, Inc. 144A 4.50%, 04/01/26	USD	50		46,608
Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd Co.-Issuer LLC 144A 6.00%, 09/15/28	USD	40		33,349
Inter Pipeline Ltd. 6.88% (Canada Bankers’ Acceptances 3 Month+5.01%), 03/26/79	CAD	65		45,936
Jones Deslauriers Insurance Management, Inc. 144A 8.50%, 03/15/30	USD	75		75,961
Keyera Corp. 6.88% (Canada Bankers’ Acceptances 3 Month+5.17%), 06/13/79	CAD	75		53,090
Laurentian Bank of Canada 5.09% (Canada Bankers’ Acceptances 3 Month+2.42%), 06/15/32	CAD	25		17,671
Lightstream Resources Ltd. 144A 8.62%, 02/01/20 (d) *∞	USD	256		0
Mattamy Group Corp. 144A
4.62%, 03/01/30	USD	50		43,891
5.25%, 12/15/27	USD	25		23,296
MEG Energy Corp. 144A
5.88%, 02/01/29	USD	50		48,059
7.12%, 02/01/27	USD	25		25,658
Mercer International, Inc. 5.12%, 02/01/29	USD	50		41,809
Methanex Corp.
5.12%, 10/15/27	USD	75		71,722
5.25%, 12/15/29	USD	75		70,480
New Gold, Inc. 144A 7.50%, 07/15/27	USD	25		24,122
Northriver Midstream Finance LP 144A 5.62%, 02/15/26	USD	50		46,998
NOVA Chemicals Corp. 144A
4.25%, 05/15/29 †	USD	50		40,484
4.88%, 06/01/24	USD	75		73,916
5.00%, 05/01/25	USD	50		48,575
5.25%, 06/01/27	USD	75		67,966
Open Text Corp. 144A
3.88%, 02/15/28	USD	150		133,178
3.88%, 12/01/29	USD	50		42,084
Parkland Corp. 6.00%, 06/23/28	CAD	50		36,112
Parkland Corp. 144A

See Notes to Financial Statements

61

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s		)	Value
Canada (continued)
4.50%, 10/01/29	USD	100		$87,738
5.88%, 07/15/27	USD	100		97,509
Pembina Pipeline Corp. 4.80% (Generic Canadian 5 Year+4.17%), 01/25/81	CAD	50		30,636
Precision Drilling Corp. 144A 7.12%, 01/15/26	USD	50		48,621
Rogers Communications, Inc. 5.00% (Generic Canadian 5 Year+3.58%), 12/17/81	CAD	150		100,471
Rogers Communications, Inc. 144A 5.25% (US Treasury Yield Curve Rate T 5 Year+3.59%), 03/15/82	USD	50		45,228
SIG Combibloc PurchaseCo Sarl Reg S 2.12%, 06/18/25	EUR	100		106,581
SNC-Lavalin Group, Inc. 7.00%, 06/12/26	CAD	50		37,562
Strathcona Resources Ltd. 144A 6.88%, 08/01/26	USD	50		42,340
Superior Plus LP / Superior General Partner, Inc. 144A 4.50%, 03/15/29	USD	75		66,508
Taseko Mines Ltd. 144A 7.00%, 02/15/26	USD	25		23,087
Teine Energy Ltd. 144A 6.88%, 04/15/29	USD	25		22,898
Telesat Canada / Telesat LLC 144A 5.62%, 12/06/26	USD	25		13,987
Terraform Global Operating LP 144A 6.12%, 03/01/26	USD	25		24,000
Titan Acquisition Ltd. / Titan Co.-Borrower LLC 144A 7.75%, 04/15/26	USD	50		44,566
TransAlta Corp.
6.50%, 03/15/40	USD	25		23,389
7.75%, 11/15/29	USD	50		52,565
Trivium Packaging Finance BV Reg S 3.75%, 08/15/26	EUR	200		203,967
Vermilion Energy, Inc. 144A
5.62%, 03/15/25	USD	25		24,624
6.88%, 05/01/30	USD	25		23,224
Videotron Ltd.
3.12%, 01/15/31	CAD	125		73,724
4.50%, 01/15/30	CAD	75		49,465
5.62%, 06/15/25	CAD	75		55,022
Videotron Ltd. 144A 3.62%, 06/15/28	CAD	100		64,856
				4,836,826
Cayman Islands: 0.9%
Arabian Centres Sukuk II Ltd. 144A 5.62%, 10/07/26	USD	100		93,405
	Par (000’s		)	Value
Cayman Islands (continued)
Banco do Brasil SA 144A
3.25%, 09/30/26	USD	50		$46,541
4.88%, 01/11/29	USD	50		47,462
6.25%, 04/18/30	USD	100		99,550
CT Trust 144A 5.12%, 02/03/32	USD	100		82,595
Dar Al-Arkan Sukuk Co. Ltd. Reg S 7.75%, 02/07/26	USD	200		202,590
				572,143
Chile: 0.3%
Kenbourne Invest SA 144A 6.88%, 11/26/24	USD	50		33,063
Latam Airlines Group SA 144A 13.38%, 10/15/29	USD	100		105,105
VTR Comunicaciones SpA 144A 5.12%, 01/15/28	USD	100		55,950
				194,118
China: 2.2%
Bank of Communications Co. Ltd. Reg S 3.80% (US Treasury Yield Curve Rate T 5 Year+3.35%), 11/18/2025 (o)	USD	200		193,041
Country Garden Holdings Co. Ltd. Reg S 3.30%, 01/12/31	USD	400		156,648
ENN Clean Energy International Investment Ltd. 144A 3.38%, 05/12/26	USD	200		178,815
Fortune Star BVI Ltd. Reg S 5.95%, 10/19/25	USD	200		147,000
Global Aircraft Leasing Co. Ltd. 144A 6.50%, 09/15/24	USD	119		106,305
Greenland Global Investment Ltd. Reg S 5.88%, 07/03/26	USD	200		47,000
Industrial & Commercial Bank of China Ltd. Reg S 3.20% (US Treasury Yield Curve Rate T 5 Year+2.37%), 9/24/2026 (o)	USD	500		469,227
West China Cement Ltd. Reg S 4.95%, 07/08/26	USD	200		157,792
				1,455,828
Colombia: 2.4%
Avianca Midco 2 Plc 144A 9.00%, 12/01/28	USD	75		62,363
Banco de Bogota SA 144A 6.25%, 05/12/26	USD	100		97,227
Bancolombia SA

See Notes to Financial Statements

62

	Par (000’s		)	Value
Colombia (continued)
4.62% (US Treasury Yield Curve Rate T 5 Year+2.94%), 12/18/29	USD	50		$42,567
Ecopetrol SA
4.12%, 01/16/25	USD	100		96,019
4.62%, 11/02/31	USD	75		56,315
5.38%, 06/26/26	USD	100		94,811
5.88%, 05/28/45	USD	125		81,714
5.88%, 11/02/51	USD	50		31,737
6.88%, 04/29/30	USD	125		113,029
7.38%, 09/18/43	USD	50		40,263
8.88%, 01/13/33	USD	175		169,804
Empresas Publicas de Medellin ESP 144A 4.25%, 07/18/29	USD	75		58,970
Gran Tierra Energy International Holdings Ltd. 144A 6.25%, 02/15/25	USD	25		21,403
Grupo Aval Ltd. 144A 4.38%, 02/04/30	USD	100		76,631
Grupo de Inversiones Suramericana SA 144A 5.50%, 04/29/26	USD	100		95,630
Millicom International Cellular SA 144A
5.12%, 01/15/28	USD	5		4,760
6.25%, 03/25/29	USD	54		48,454
Oleoducto Central SA 144A 4.00%, 07/14/27	USD	100		88,706
Orazul Energy Peru SA 144A 5.62%, 04/28/27	USD	50		44,658
Telecomunicaciones Digitales SA 144A 4.50%, 01/30/30	USD	100		82,090
Telefonica Celular del Paraguay SA 144A 5.88%, 04/15/27	USD	100		92,365
Termocandelaria Power Ltd. 144A 7.88%, 01/30/29	USD	78		68,436
				1,567,952
Costa Rica: 0.1%
Instituto Costarricense de Electricidad 144A 6.38%, 05/15/43	USD	100		82,750
Cyprus: 0.2%
MHP Lux SA 144A 6.95%, 04/03/26	USD	100		52,250
Vivion Investments Sarl Reg S 3.00%, 08/08/24	EUR	100		80,883
				133,133
Czech Republic: 0.5%
Allwyn International AS Reg S 3.88%, 02/15/27	EUR	100		103,042
CPI Property Group SA Reg S
	Par (000’s		)	Value
Czech Republic (continued)
4.88% (EUR Swap Annual 5 Year+4.94%), 10/16/2025 (o)	EUR	100		$42,918
Energo-Pro AS Reg S 4.50%, 05/04/24	EUR	100		107,201
EP Infrastructure AS Reg S 1.70%, 07/30/26	EUR	100		95,891
				349,052
Finland: 0.4%
Huhtamaki Oyj Reg S 4.25%, 06/09/27	EUR	100		108,219
Teollisuuden Voima Oyj Reg S 2.12%, 02/04/25	EUR	175		187,518
				295,737
France: 8.7%
Accor SA Reg S
2.62% (EUR Swap Annual 5 Year+3.25%), 1/30/2025 (o)	EUR	100		101,547
3.00%, 02/04/26	EUR	100		106,615
Altice France SA 144A
5.12%, 01/15/29	USD	75		55,495
5.12%, 07/15/29	USD	200		148,050
5.50%, 10/15/29	USD	175		131,159
Altice France SA Reg S 5.88%, 02/01/27	EUR	100		95,986
Atos SE Reg S 1.75%, 05/07/25	EUR	100		98,238
Banijay Entertainment SASU 144A 5.38%, 03/01/25	USD	100		97,624
CAB Selas Reg S 3.38%, 02/01/28	EUR	100		88,369
Casino Guichard Perrachon SA Reg S 4.05%, 08/05/26	EUR	100		22,192
CGG SA 144A 8.75%, 04/01/27 †	USD	100		86,540
Chrome Bidco SASU Reg S 3.50%, 05/31/28	EUR	100		89,582
Constellium SE 144A 3.75%, 04/15/29 †	USD	100		86,162
eircom Finance DAC Reg S 3.50%, 05/15/26	EUR	100		104,534
Electricite de France SA Reg S
3.38% (EUR Swap Annual 5 Year+3.97%), 6/15/2030 (o)	EUR	200		164,810
4.00% (EUR Swap Annual 6 Year+3.44%), 7/4/2024 (o)	EUR	200		211,866
5.00% (EUR Swap Annual 12 Year+3.04%), 1/22/2026 (o)	EUR	100		102,055
5.38% (EUR Swap Annual 12 Year+3.79%), 01/29/49 (o)	EUR	200		212,452
6.00% (BPSWS13+4.23%), 12/29/49 (o)	GBP	100		112,347
Elis SA Reg S

See Notes to Financial Statements

63

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s		)	Value
France (continued)
1.62%, 04/03/28	EUR	100		$97,848
Emeria SASU Reg S 3.38%, 03/31/28	EUR	100		86,753
Faurecia SE Reg S
2.38%, 06/15/27	EUR	100		95,763
2.62%, 06/15/25	EUR	100		105,506
2.75%, 02/15/27	EUR	100		98,324
3.12%, 06/15/26	EUR	100		103,833
Fnac Darty SA Reg S 2.62%, 05/30/26	EUR	100		105,066
Getlink SE Reg S 3.50%, 10/30/25	EUR	100		107,640
Iliad Holding SASU 144A
6.50%, 10/15/26	USD	200		192,622
7.00%, 10/15/28	USD	100		94,714
Iliad Holding SASU Reg S
5.12%, 10/15/26	EUR	100		105,225
5.62%, 10/15/28	EUR	100		101,126
iliad SA Reg S 5.38%, 06/14/27	EUR	100		108,914
La Poste SA Reg S 3.12% (EUR Swap Annual 5 Year+2.44%), 1/29/2026 (o)	EUR	100		102,124
Loxam SAS Reg S
3.25%, 01/14/25	EUR	100		108,121
3.75%, 07/15/26	EUR	100		104,294
Matterhorn Telecom SA Reg S 3.12%, 09/15/26	EUR	100		101,872
Paprec Holding SA Reg S 4.00%, 03/31/25	EUR	100		108,486
Picard Groupe SAS Reg S 3.88%, 07/01/26	EUR	100		98,588
RCI Banque SA Reg S 2.62% (EUR Swap Annual 5 Year+2.85%), 02/18/30	EUR	100		101,995
Renault SA Reg S
1.00%, 11/28/25	EUR	50		51,462
1.25%, 06/24/25	EUR	100		103,089
2.00%, 09/28/26	EUR	100		98,891
2.38%, 05/25/26	EUR	100		101,225
Rexel SA Reg S 2.12%, 06/15/28	EUR	100		97,448
Solvay Finance SACA Reg S 5.87% (EUR Swap Annual 5 Year+5.22%), 12/29/49 (o)	EUR	100		110,188
SPCM SA Reg S 2.62%, 02/01/29	EUR	100		95,993
SPIE SA Reg S 2.62%, 06/18/26	EUR	100		104,770
Tereos Finance Groupe I SA Reg S 7.50%, 10/30/25	EUR	100		113,880
Valeo Reg S
1.00%, 08/03/28	EUR	100		89,316
5.38%, 05/28/27	EUR	100		110,765
Vallourec SA Reg S 8.50%, 06/30/26	EUR	100		110,400
	Par (000’s		)	Value
France (continued)
Veolia Environnement SA Reg S
2.25% (EUR Swap Annual 5 Year+2.71%), 9/20/2025 (o)	EUR	100		$99,829
2.50% (EUR Swap Annual 5 Year+2.84%), 9/20/2028 (o)	EUR	100		91,236
Verallia SA Reg S 1.62%, 05/14/28	EUR	100		98,033
				5,720,962
Germany: 5.7%
Agps Bondco Plc Reg S
5.50%, 11/13/26	EUR	100		43,194
6.00%, 08/05/25	EUR	100		46,837
Bayer AG Reg S
2.38% (EUR Swap Annual 5 Year+2.65%), 11/12/79	EUR	200		205,633
3.75% (EUR Swap Annual 5 Year+2.55%), 07/01/74	EUR	100		107,374
Bertelsmann SE & Co. KGaA Reg S 3.50% (EUR Swap Annual 5 Year+3.21%), 04/23/75	EUR	100		100,883
Cheplapharm Arzneimittel GmbH Reg S 4.38%, 01/15/28	EUR	100		101,218
Commerzbank AG Reg S
4.00%, 03/23/26	EUR	150		161,302
4.00%, 03/30/27	EUR	140		150,607
4.00% (EUR Swap Annual 5 Year+4.35%), 12/05/30	EUR	100		104,546
CT Investment GmbH Reg S 5.50%, 04/15/26	EUR	100		98,052
Deutsche Lufthansa AG 0.25%, 09/06/24	EUR	150		159,403
Deutsche Lufthansa AG Reg S
3.00%, 05/29/26	EUR	100		103,962
3.75%, 02/11/28	EUR	100		102,914
Douglas GmbH Reg S 6.00%, 04/08/26	EUR	100		98,822
Evonik Industries AG Reg S 1.38% (EUR Swap Annual 5 Year+1.84%), 09/02/81	EUR	100		92,550
Gruenenthal GmbH Reg S 3.62%, 11/15/26	EUR	100		104,369
IHO Verwaltungs GmbH 144A
4.75%, 09/15/26	USD	200		180,327
6.00%, 05/15/27	USD	100		92,480
Infineon Technologies AG Reg S 3.62% (EUR Swap Annual 5 Year+4.00%), 1/1/2028 (o)	EUR	100		100,934
Mahle GmbH Reg S 2.38%, 05/14/28	EUR	100		84,594
Mercer International, Inc. 5.50%, 01/15/26 †	USD	41		39,413
Nidda Healthcare Holding GmbH Reg S

See Notes to Financial Statements

64

	Par (000’s		)	Value
Germany (continued)
7.50%, 08/21/26	EUR	100		$107,602
Novelis Sheet Ingot GmbH Reg S 3.38%, 04/15/29	EUR	100		95,552
ProGroup AG Reg S 3.00%, 03/31/26	EUR	100		103,801
Renk AG Reg S 5.75%, 07/15/25	EUR	100		108,427
RWE AG Reg S 6.62% (USD Swap Semi 30/360 10 Year+4.52%), 07/30/75	USD	100		99,520
Schaeffler AG Reg S
2.88%, 03/26/27	EUR	50		52,302
3.38%, 10/12/28	EUR	100		99,933
Tele Columbus AG Reg S 3.88%, 05/02/25	EUR	100		73,692
thyssenkrupp AG Reg S 2.50%, 02/25/25	EUR	50		54,055
WEPA Hygieneprodukte GmbH Reg S 2.88%, 12/15/27	EUR	100		93,142
ZF Europe Finance BV Reg S
2.00%, 02/23/26	EUR	100		100,846
3.00%, 10/23/29	EUR	100		92,807
ZF Finance GmbH Reg S 3.00%, 09/21/25	EUR	100		105,027
ZF North America Capital, Inc. 144A 4.75%, 04/29/25	USD	275		269,016
				3,735,136
Ghana: 0.2%
Kosmos Energy Ltd. 144A 7.12%, 04/04/26	USD	100		89,498
Tullow Oil Plc 144A 7.00%, 03/01/25	USD	100		60,970
				150,468
Greece: 1.0%
Alpha Services and Holdings SA Reg S
4.25% (EUR Swap Annual 5 Year+4.50%), 02/13/30	EUR	100		89,338
5.50% (EUR Swap Annual 5 Year+5.82%), 06/11/31	EUR	100		90,038
Eurobank SA Reg S 2.00% (EUR Swap Annual 1 Year+2.40%), 05/05/27	EUR	100		94,877
Mytilineos Financial Partners SA Reg S 2.50%, 12/01/24	EUR	100		107,836
National Bank of Greece SA Reg S 2.75% (EUR Swap Annual 5 Year+3.30%), 10/08/26	EUR	100		101,833
Piraeus Financial Holdings SA Reg S 5.50% (EUR Swap Annual 5 Year+5.77%), 02/19/30	EUR	100		93,610
Public Power Corp. SA Reg S
	Par (000’s		)	Value
Greece (continued)
4.38%, 03/30/26	EUR	100		$105,378
				682,910
Guatemala: 0.1%
Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL 144A 5.25%, 04/27/29	USD	100		93,343
Hong Kong: 1.7%
Agile Group Holdings Ltd. Reg S 7.88% (US Treasury Yield Curve Rate T 5 Year+11.29%), 7/31/2024 (o)	USD	200		58,226
Bank of East Asia Ltd. Reg S 5.83% (US Treasury Yield Curve Rate T 5 Year+5.53%), 10/21/2025 (o)	USD	250		219,062
China CITIC Bank International Ltd. Reg S 3.25% (US Treasury Yield Curve Rate T 5 Year+2.53%), 7/29/2026 (o)	USD	250		232,328
Easy Tactic Ltd. 7.50%, 07/11/27	USD	200		34,000
Melco Resorts Finance Ltd. 144A
4.88%, 06/06/25	USD	100		94,044
5.38%, 12/04/29	USD	100		83,170
5.62%, 07/17/27	USD	50		44,709
5.75%, 07/21/28	USD	50		43,625
RKPF Overseas 2020 A Ltd. Reg S 5.20%, 01/12/26	USD	200		127,686
Studio City Finance Ltd. 144A
5.00%, 01/15/29	USD	100		78,350
6.50%, 01/15/28	USD	100		86,322
				1,101,522
Hungary: 0.2%
OTP Bank Nyrt Reg S 2.88% (EUR Swap Annual 5 Year+3.20%), 07/15/29	EUR	100		102,129
India: 1.4%
ABJA Investment Co. Pte Ltd. Reg S 5.95%, 07/31/24	USD	100		99,800
Delhi International Airport Ltd. 144A 6.45%, 06/04/29	USD	100		93,975
GMR Hyderabad International Airport Ltd. 144A 4.25%, 10/27/27	USD	200		176,500
JSW Steel Ltd. Reg S 5.95%, 04/18/24	USD	200		198,400
Network i2i Ltd. 144A

See Notes to Financial Statements

65

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s		)	Value
India (continued)
5.65% (US Treasury Yield Curve Rate T 5 Year+4.28%), 1/15/2025 (o)	USD	100		$96,000
ReNew Power Pvt Ltd. 144A 5.88%, 03/05/27	USD	11		10,263
Tata Motors Ltd. Reg S 5.75%, 10/30/24	USD	200		197,870
Vedanta Resources Ltd. 144A 6.12%, 08/09/24	USD	50		32,549
				905,357
Indonesia: 0.7%
Adaro Indonesia PT 144A 4.25%, 10/31/24	USD	100		96,264
Bakrie Telecom Pte Ltd. Reg S 11.50%, 05/07/15 (d) *	USD	150		1,219
Indika Energy Capital III Pte Ltd. 144A 5.88%, 11/09/24	USD	100		97,476
Medco Bell Pte Ltd. 144A 6.38%, 01/30/27	USD	200		182,630
Saka Energi Indonesia PT 144A 4.45%, 05/05/24	USD	100		97,139
				474,728
Ireland: 1.4%
AerCap Global Aviation Trust 144A 6.50% (ICE LIBOR USD 3 Month+4.30%), 06/15/45	USD	50		47,034
AerCap Holdings NV 5.88% (US Treasury Yield Curve Rate T 5 Year+4.54%), 10/10/79	USD	50		46,450
AIB Group Plc Reg S 1.88% (EUR Swap Annual 5 Year+2.15%), 11/19/29	EUR	100		103,552
Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc. Reg S 2.12%, 08/15/26	EUR	100		98,317
Bank of Ireland Group Plc Reg S
1.38% (EUR Swap Annual 5 Year+1.65%), 08/11/31	EUR	100		95,513
2.38% (EUR Swap Annual 5 Year+2.80%), 10/14/29	EUR	100		104,952
C&W Senior Financing DAC 144A 6.88%, 09/15/27	USD	100		87,611
Permanent TSB Group Holdings Plc Reg S 3.00% (EUR Swap Annual 5 Year+3.22%), 08/19/31	EUR	100		93,711
Virgin Media Vendor Financing Notes III DAC Reg S 4.88%, 07/15/28	GBP	250		259,147
				936,287
	Par (000’s		)	Value
Israel: 2.0%
Leviathan Bond Ltd. 144A Reg S
6.12%, 06/30/25	USD	50		$48,762
6.50%, 06/30/27	USD	50		47,500
6.75%, 06/30/30	USD	50		46,477
Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/36	USD	75		68,764
Teva Pharmaceutical Finance Netherlands II BV 6.00%, 01/31/25	EUR	100		112,205
Teva Pharmaceutical Finance Netherlands II BV Reg S 1.12%, 10/15/24	EUR	100		104,706
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/01/26	USD	325		293,995
4.10%, 10/01/46	USD	175		116,820
4.75%, 05/09/27	USD	100		93,779
5.12%, 05/09/29 †	USD	100		92,883
6.75%, 03/01/28	USD	100		99,672
7.12%, 01/31/25 †	USD	50		51,196
7.88%, 09/15/29 †	USD	75		78,631
8.12%, 09/15/31 †	USD	50		52,862
				1,308,252
Italy: 7.7%
Abertis Infraestructuras Finance BV Reg S 3.25% (EUR Swap Annual 5 Year+3.69%), 11/24/2025 (o)	EUR	100		98,001
Azzurra Aeroporti SpA Reg S 2.12%, 05/30/24	EUR	100		107,632
Banca IFIS SpA Reg S 6.12%, 01/19/27	EUR	100		110,681
Banca Monte dei Paschi di Siena SpA Reg S 3.62%, 09/24/24	EUR	150		159,422
Banco BPM SpA Reg S
1.75%, 01/28/25	EUR	100		105,203
2.50%, 06/21/24	EUR	100		108,136
3.25% (EUR Swap Annual 5 Year+3.80%), 01/14/31	EUR	100		99,484
4.88%, 01/18/27	EUR	100		110,196
5.00% (EUR Swap Annual 5 Year+5.42%), 09/14/30	EUR	100		107,476
BPER Banca Reg S
1.38% (Euribor 3 Month ACT/360+1.75%), 03/31/27	EUR	100		99,273
1.88%, 07/07/25	EUR	100		104,548
3.38% (Euribor 3 Month ACT/360+2.45%), 06/30/25	EUR	100		108,922
Esselunga SpA Reg S 1.88%, 10/25/27	EUR	100		102,599
Iccrea Banca SpA Reg S 2.12% (Euribor 3 Month ACT/360+2.28%), 01/17/27	EUR	100		99,625
IMA Industria Macchine Automatiche SpA 144A

See Notes to Financial Statements

66

	Par (000’s		)	Value
Italy (continued)
3.75%, 01/15/28	EUR	100		$96,708
Infrastrutture Wireless Italiane SpA Reg S
1.62%, 10/21/28	EUR	100		98,320
1.88%, 07/08/26	EUR	100		103,918
Intesa Sanpaolo SpA 144A
4.20% (US Treasury Yield Curve Rate T 1 Year+2.60%), 06/01/32	USD	75		56,916
4.95% (US Treasury Yield Curve Rate T 1 Year+2.75%), 06/01/42	USD	50		33,134
5.02%, 06/26/24	USD	125		121,480
5.71%, 01/15/26	USD	75		72,266
Intesa Sanpaolo SpA Reg S
2.85%, 04/23/25	EUR	100		107,370
2.92%, 10/14/30	EUR	100		90,416
3.93%, 09/15/26	EUR	100		109,043
4.38% (EUR Swap Annual 5 Year+4.75%), 07/12/29	EUR	100		109,018
Intesa Sanpaolo Vita SpA Reg S 4.75% (Euribor 6 Month ACT/360+4.82%), 12/31/49 (o)	EUR	100		106,398
Leonardo SpA 4.88%, 03/24/25	EUR	50		56,198
Leonardo SpA Reg S 1.50%, 06/07/24	EUR	100		107,355
Mundys SpA Reg S
1.88%, 07/13/27	EUR	100		97,242
1.88%, 02/12/28	EUR	100		92,478
Poste Italiane SpA Reg S 2.62% (EUR Swap Annual 5 Year+2.68%), 3/24/2029 (o)	EUR	100		84,448
SACE SPA Reg S 3.88% (EUR Swap Annual 10 Year+3.19%), 02/10/49 (o)	EUR	100		101,543
Telecom Italia Capital SA
6.38%, 11/15/33	USD	150		134,316
7.72%, 06/04/38	USD	100		93,609
Telecom Italia Finance SA 7.75%, 01/24/33	EUR	100		117,228
Telecom Italia SpA 5.25%, 03/17/55	EUR	100		89,340
Telecom Italia SpA Reg S
1.62%, 01/18/29	EUR	100		85,563
2.38%, 10/12/27	EUR	100		95,099
2.75%, 04/15/25	EUR	100		104,743
2.88%, 01/28/26	EUR	100		103,495
3.00%, 09/30/25	EUR	100		104,411
3.62%, 05/25/26	EUR	100		105,582
Terna - Rete Elettrica Nazionale Reg S 2.38% (EUR Swap Annual 5 Year+2.12%), 11/9/2027 (o)	EUR	100		92,493
UniCredit SpA 144A
	Par (000’s		)	Value
Italy (continued)
5.46% (US Treasury Yield Curve Rate T 5 Year+4.75%), 06/30/35	USD	75		$63,979
UniCredit SpA Reg S
2.00% (EUR Swap Annual 5 Year+2.40%), 09/23/29	EUR	200		205,387
2.73% (EUR Swap Annual 5 Year+2.80%), 01/15/32	EUR	200		189,742
UnipolSai Assicurazioni SpA Reg S 5.75% (Euribor 3 Month ACT/360+5.18%), 12/31/49 (o)	EUR	100		108,812
Webuild SpA Reg S
1.75%, 10/26/24	EUR	100		104,521
5.88%, 12/15/25	EUR	100		107,358
				5,071,127
Japan: 2.4%
Nissan Motor Co. Ltd. 144A
3.52%, 09/17/25	USD	150		140,382
4.34%, 09/17/27	USD	225		206,313
4.81%, 09/17/30	USD	225		198,041
Rakuten Group, Inc. 144A
5.12% (US Treasury Yield Curve Rate T 5 Year+4.58%), 4/22/2026 (o)	USD	100		65,317
6.25% (US Treasury Yield Curve Rate T 5 Year+4.96%), 4/22/2031 (o)	USD	150		87,214
10.25%, 11/30/24	USD	75		73,920
SoftBank Group Corp. Reg S
3.12%, 09/19/25	EUR	100		101,178
4.75%, 09/19/24	USD	200		192,000
5.00%, 04/15/28	EUR	200		194,897
5.12%, 09/19/27	USD	200		175,500
6.88% (USD ICE Swap Rate 5 Year+4.85%), 7/19/2027 (o)	USD	200		178,300
				1,613,062
Jersey, Channel Islands: 0.5%
eG Global Finance Plc 144A 6.75%, 02/07/25	USD	200		189,739
G City Europe Ltd. Reg S 4.25%, 09/11/25	EUR	100		90,397
Petrofac Ltd. 144A 9.75%, 11/15/26	USD	100		70,062
				350,198
Kuwait: 0.3%
Kuwait Projects Co. SPC Ltd. Reg S 4.23%, 10/29/26	USD	200		177,200
Luxembourg: 5.4%
Acu Petroleo Luxembourg Sarl 144A 7.50%, 01/13/32	USD	50		43,379
Agps Bondco Plc Reg S 5.00%, 01/14/29	EUR	100		38,723
AI Candelaria Spain SA 144A

See Notes to Financial Statements

67

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s		)	Value
Luxembourg (continued)
7.50%, 12/15/28	USD	71		$65,539
Albion Financing 1 Sarl / Aggreko Holdings, Inc. 144A 6.12%, 10/15/26	USD	100		91,266
Altice Financing SA 144A 5.00%, 01/15/28	USD	250		202,682
Altice Financing SA Reg S 3.00%, 01/15/28	EUR	100		85,836
Altice Finco SA Reg S 4.75%, 01/15/28	EUR	100		79,260
Altice France Holding SA 144A
6.00%, 02/15/28 †	USD	75		46,262
10.50%, 05/15/27	USD	150		110,920
Altice France Holding SA Reg S
4.00%, 02/15/28	EUR	100		66,907
8.00%, 05/15/27	EUR	100		79,360
Altice France SA 144A
5.50%, 01/15/28	USD	100		78,825
8.12%, 02/01/27	USD	100		89,383
Altice France SA Reg S 3.38%, 01/15/28	EUR	100		84,770
ARD Finance SA Reg S 5.00%, 06/30/27	EUR	100		85,036
Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc. 144A
4.12%, 08/15/26	USD	150		141,536
5.25%, 08/15/27 †	USD	125		107,045
Arena Luxembourg Finance Sarl Reg S 1.88%, 02/01/28	EUR	100		87,768
Centurion Bidco SpA Reg S 5.88%, 09/30/26	EUR	100		97,745
Cidron Aida Finco Sarl Reg S 5.00%, 04/01/28	EUR	100		99,092
Cirsa Finance International Sarl Reg S 4.50%, 03/15/27	EUR	100		97,354
Codere Finance 2 Luxembourg SA Reg S 11.00%, 09/30/26	EUR	26		24,355
Consolidated Energy Finance SA 144A 5.62%, 10/15/28	USD	100		87,998
CSN Resources SA 144A 4.62%, 06/10/31	USD	100		77,236
Energean Israel Finance Ltd. 144A Reg S
4.88%, 03/30/26	USD	35		32,419
5.38%, 03/30/28	USD	85		76,210
5.88%, 03/30/31	USD	35		30,581
Eurofins Scientific SE Reg S 3.25% (Euribor 3 Month ACT/360+2.67%), 11/13/2025 (o)	EUR	100		101,964
Herens Midco Sarl Reg S
	Par (000’s		)	Value
Luxembourg (continued)
5.25%, 05/15/29	EUR	100		$74,803
Kenbourne Invest SA 144A 4.70%, 01/22/28	USD	50		27,175
Loarre Investments Sarl Reg S 6.50%, 05/15/29	EUR	100		104,332
MC Brazil Downstream Trading Sarl 144A 7.25%, 06/30/31	USD	97		74,349
Millicom International Cellular SA 144A 4.50%, 04/27/31 †	USD	100		77,485
Minerva Luxembourg SA 144A 4.38%, 03/18/31	USD	125		98,392
Movida Europe SA 144A 5.25%, 02/08/31	USD	100		73,632
Petrorio Luxembourg Trading Sarl 144A 6.12%, 06/09/26	USD	50		46,241
Rossini Sarl Reg S 6.75%, 10/30/25	EUR	100		111,009
SES SA Reg S 2.88% (EUR Swap Annual 5 Year+3.19%), 5/27/2026 (o)	EUR	100		90,311
Stena International SA 144A 6.12%, 02/01/25	USD	100		97,095
Summer BC Holdco B Sarl Reg S 5.75%, 10/31/26	EUR	100		96,396
Telenet Finance Luxembourg Notes Sarl Reg S 3.50%, 03/01/28	EUR	100		100,419
TK Elevator Midco GmbH Reg S 4.38%, 07/15/27	EUR	100		98,889
TK Elevator US Newco, Inc. 144A 5.25%, 07/15/27	USD	100		93,601
				3,573,580
Malta: 0.1%
VistaJet Malta Finance Plc / XO Management Holding, Inc. 144A
6.38%, 02/01/30	USD	50		43,312
7.88%, 05/01/27	USD	50		47,552
				90,864
Mauritius: 0.6%
Azure Power Energy Ltd. 144A 3.58%, 08/19/26	USD	45		34,728
CA Magnum Holdings 144A 5.38%, 10/31/26	USD	100		88,172
Greenko Power II Ltd. 144A 4.30%, 12/13/28	USD	143		124,511
HTA Group Ltd. 144A 7.00%, 12/18/25	USD	100		94,427
IHS Netherlands Holdco BV 144A

See Notes to Financial Statements

68

	Par (000’s		)	Value
Mauritius (continued)
8.00%, 09/18/27	USD	100		$88,185
				430,023
Mexico: 4.2%
Alsea SAB de CV 144A 7.75%, 12/14/26	USD	100		99,413
Axtel SAB de CV 144A 6.38%, 11/14/24	USD	82		71,750
Cemex SAB de CV 144A 3.88%, 07/11/31	USD	75		62,844
5.12% (US Treasury Yield Curve Rate T 5 Year+4.53%), 6/8/2026 (o)	USD	50		44,335
5.20%, 09/17/30	USD	75		69,872
5.45%, 11/19/29	USD	100		95,977
7.38%, 06/05/27	USD	100		103,806
9.12% (US Treasury Yield Curve Rate T 5 Year+4.91%), 3/14/2028 (o)	USD	100		99,425
Grupo KUO SAB De CV 144A 5.75%, 07/07/27	USD	50		45,913
Nemak SAB de CV 144A 3.62%, 06/28/31 †	USD	100		74,825
Petroleos Mexicanos
4.25%, 01/15/25	USD	50		47,688
4.50%, 01/23/26	USD	50		45,601
5.35%, 02/12/28	USD	75		62,356
5.50%, 06/27/44	USD	50		28,525
5.62%, 01/23/46	USD	25		14,089
5.95%, 01/28/31	USD	125		92,479
6.35%, 02/12/48	USD	50		29,726
6.38%, 01/23/45	USD	50		30,273
6.49%, 01/23/27	USD	50		44,817
6.50%, 03/13/27	USD	150		134,764
6.50%, 01/23/29 †	USD	100		84,761
6.50%, 06/02/41	USD	50		31,887
6.62%, 06/15/35	USD	100		69,566
6.62%, 06/15/38	USD	25		16,697
6.70%, 02/16/32	USD	325		250,420
6.75%, 09/21/47	USD	200		123,404
6.84%, 01/23/30	USD	75		60,665
6.88%, 10/16/25 †	USD	25		24,645
6.88%, 08/04/26	USD	75		71,004
6.95%, 01/28/60	USD	150		92,130
7.69%, 01/23/50	USD	275		183,497
8.75%, 06/02/29	USD	50		45,965
Petroleos Mexicanos 144A 10.00%, 02/07/33 †	USD	50		46,476
Petroleos Mexicanos Reg S 3.75%, 11/16/25	GBP	100		113,662
4.88%, 02/21/28	EUR	200		184,991
5.50%, 02/24/25	EUR	25		27,646
Total Play Telecomunicaciones SA de CV 144A
6.38%, 09/20/28	USD	50		32,980
7.50%, 11/12/25	USD	50		34,993
				2,793,867
	Par (000’s		)	Value
Morocco: 0.1%
OCP SA 144A 6.88%, 04/25/44	USD	100		$92,381
Netherlands: 3.4%
Abertis Infraestructuras Finance BV Reg S 2.62% (EUR Swap Annual 5 Year+3.27%), 1/26/2027 (o)	EUR	100		90,706
Greenko Dutch BV 144A 3.85%, 03/29/26	USD	94		85,070
Koninklijke KPN NV Reg S 2.00% (EUR Swap Annual 5 Year+2.34%), 11/8/2024 (o)	EUR	100		104,582
Nobel Bidco BV Reg S 3.12%, 06/15/28	EUR	100		82,518
Phoenix PIB Dutch Finance BV Reg S 2.38%, 08/05/25	EUR	100		105,572
PPF Telecom Group BV Reg S
3.12%, 03/27/26	EUR	100		104,536
3.25%, 09/29/27	EUR	100		102,223
Promontoria Holding 264 BV Reg S 6.38%, 03/01/27	EUR	100		111,394
Saipem Finance International BV Reg S 2.62%, 01/07/25	EUR	100		106,507
Selecta Group BV Reg S 8.00%, 04/01/26	EUR	53		50,635
Telefonica Europe BV Reg S
2.38% (EUR Swap Annual 8 Year+2.62%), 2/12/2029 (o)	EUR	100		86,656
2.88% (EUR Swap Annual 6 Year+2.87%), 2/24/2028 (o)	EUR	100		92,393
7.12% (EUR Swap Annual 6 Year+4.32%), 8/23/2028 (o)	EUR	100		112,589
TenneT Holding BV Reg S 3.00% (EUR Swap Annual 5 Year+2.53%), 3/1/2024 (o)	EUR	175		190,048
Teva Pharmaceutical Finance Netherlands II BV 4.38%, 05/09/30	EUR	100		93,245
TMNL Holding BV Reg S 3.75%, 01/15/29	EUR	100		95,918
UPC Broadband Finco BV 144A 4.88%, 07/15/31	USD	100		86,397
VZ Vendor Financing II BV Reg S 2.88%, 01/15/29	EUR	100		87,123
Wintershall Dea Finance 2 BV Reg S 3.00% (EUR Swap Annual 5 Year+3.32%), 7/20/2028 (o)	EUR	100		84,301
Wizz Air Finance Co. BV Reg S 1.00%, 01/19/26	EUR	100		97,428
Ziggo Bond Co. BV 144A 5.12%, 02/28/30	USD	50		40,675

See Notes to Financial Statements

69

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s		)	Value
Netherlands (continued)
6.00%, 01/15/27	USD	50		$47,498
Ziggo Bond Co. BV Reg S 3.38%, 02/28/30	EUR	125		105,828
Ziggo BV 144A 4.88%, 01/15/30	USD	100		86,226
				2,250,068
Nigeria: 0.1%
SEPLAT Energy Plc 144A 7.75%, 04/01/26	USD	100		80,242
Norway: 0.3%
Adevinta ASA Reg S 2.62%, 11/15/25	EUR	100		105,288
Heimstaden Bostad AB Reg S 3.25% (EUR Swap Annual 5 Year+3.67%), 11/19/2024 (o)	EUR	125		91,807
				197,095
Oman: 0.5%
Lamar Funding Ltd. Reg S 3.96%, 05/07/25	USD	225		216,456
Oztel Holdings SPC Ltd. 144A 6.62%, 04/24/28	USD	100		104,597
				321,053
Panama: 0.1%
Banistmo SA 144A 4.25%, 07/31/27	USD	100		93,580
Peru: 0.5%
Hudbay Minerals, Inc. 144A 6.12%, 04/01/29	USD	25		23,406
Minsur SA 144A 4.50%, 10/28/31	USD	50		43,561
Peru LNG Srl 144A 5.38%, 03/22/30	USD	100		80,851
Petroleos del Peru SA 144A
4.75%, 06/19/32	USD	75		55,994
5.62%, 06/19/47	USD	150		95,280
				299,092
Poland: 0.3%
Canpack SA / Canpack US LLC 144A 3.88%, 11/15/29	USD	100		80,315
Synthos SA Reg S 2.50%, 06/07/28	EUR	100		87,325
				167,640
Portugal: 0.8%
Banco Comercial Portugues SA Reg S
1.12% (Euribor 3 Month ACT/360+1.55%), 02/12/27	EUR	100		93,751
1.75% (Euribor 3 Month ACT/360+2.00%), 04/07/28	EUR	100		90,186
EDP - Energias de Portugal SA Reg S 1.88% (EUR Swap Annual 5 Year+2.38%), 08/02/81	EUR	100		96,722
	Par (000’s		)	Value
Portugal (continued)
4.50% (EUR Swap Annual 5 Year+4.29%), 04/30/79	EUR	200		$219,414
				500,073
Romania: 0.2%
RCS & RDS SA Reg S 2.50%, 02/05/25	EUR	100		104,772
Singapore: 0.4%
Puma International Financing SA 144A 5.00%, 01/24/26	USD	200		179,972
Star Energy Geothermal Wayang Windu Ltd. 144A 6.75%, 04/24/33	USD	81		79,817
				259,789
South Africa: 0.5%
Eskom Holdings SOC Ltd. 144A 7.12%, 02/11/25	USD	100		97,825
MTN Mauritius Investments Ltd. 144A 4.75%, 11/11/24	USD	100		98,080
Sasol Financing USA LLC 6.50%, 09/27/28 †	USD	50		46,239
Transnet SOC Ltd. 144A 8.25%, 02/06/28	USD	100		99,210
				341,354
Spain: 3.6%
Abengoa Abenewco 2 SA Reg S 1.50%, 10/26/24 (d) *	USD	64		2,157
Abengoa SA 0.00%, 03/31/27 (s) ^	EUR	100		553
ACS Actividades de Construccion y Servicios SA Reg S 1.38%, 06/17/25	EUR	100		103,798
Banco Bilbao Vizcaya Argentaria Colombia SA 144A 4.88%, 04/21/25	USD	30		29,004
Banco de Credito Social Cooperativo SA Reg S 5.25% (EUR Swap Annual 5 Year+5.42%), 11/27/31	EUR	100		87,426
Banco de Sabadell SA Reg S
1.75%, 05/10/24	EUR	100		107,188
2.62% (EUR Swap Annual 1 Year+2.20%), 03/24/26	EUR	100		104,357
5.38% (EUR Swap Annual 1 Year+3.25%), 09/08/26	EUR	100		109,598
5.62%, 05/06/26	EUR	100		106,604
Cellnex Finance Co. SA Reg S
1.25%, 01/15/29	EUR	100		92,960
1.50%, 06/08/28	EUR	100		96,573
2.00%, 09/15/32	EUR	100		88,021
2.00%, 02/15/33	EUR	100		87,172
2.25%, 04/12/26	EUR	100		104,860
Cellnex Telecom SA Reg S

See Notes to Financial Statements

70

	Par (000’s		)	Value
Spain (continued)
1.75%, 10/23/30	EUR	100		$90,954
1.88%, 06/26/29	EUR	100		94,650
Grifols Escrow Issuer SA 144A 4.75%, 10/15/28	USD	100		80,287
Grifols SA Reg S
1.62%, 02/15/25	EUR	150		157,268
3.20%, 05/01/25	EUR	100		102,647
Ibercaja Banco SA Reg S 2.75% (EUR Swap Annual 5 Year+2.88%), 07/23/30	EUR	100		94,226
Iccrea Banca SpA Reg S 4.12% (EUR Swap Annual 5 Year+4.34%), 11/28/29	EUR	100		104,580
Lorca Telecom Bondco SA Reg S 4.00%, 09/18/27	EUR	200		203,479
Telefonica Europe BV Reg S
3.88% (EUR Swap Annual 8 Year+2.97%), 6/22/2026 (o)	EUR	100		102,166
4.38% (EUR Swap Annual 6 Year+4.11%), 12/14/2024 (o)	EUR	100		107,971
Unicaja Banco SA Reg S 2.88% (EUR Swap Annual 5 Year+3.11%), 11/13/29	EUR	100		97,312
				2,355,811
Sweden: 1.1%
Castellum AB Reg S 3.12% (EUR Swap Annual 5 Year+3.45%), 12/2/2026 (o)	EUR	100		75,569
Dometic Group AB Reg S 3.00%, 05/08/26	EUR	100		101,217
Heimstaden AB Reg S 4.38%, 03/06/27	EUR	100		72,548
Intrum AB Reg S
3.00%, 09/15/27	EUR	100		83,890
3.12%, 07/15/24	EUR	52		54,881
4.88%, 08/15/25	EUR	100		100,017
Samhallsbyggnadsbolaget i Norden AB Reg S 2.62% (EUR Swap Annual 5 Year+2.81%), 1/30/2025 (o)	EUR	100		42,366
Verisure Holding AB Reg S 3.25%, 02/15/27	EUR	100		97,210
Volvo Car AB Reg S 4.25%, 05/31/28	EUR	100		104,665
				732,363
Switzerland: 0.4%
Dufry One BV Reg S 2.50%, 10/15/24	EUR	125		135,641
Techem Verwaltungsgesellschaft 675 mbH Reg S 2.00%, 07/15/25	EUR	100		104,682
				240,323
Tanzania: 0.1%
AngloGold Ashanti Holdings Plc
	Par (000’s		)	Value
Tanzania (continued)
6.50%, 04/15/40	USD	40		$39,361
Thailand: 0.3%
Bangkok Bank PCL 144A 3.73% (US Treasury Yield Curve Rate T 5 Year+1.90%), 09/25/34	USD	200		171,800
Trinidad and Tobago: 0.1%
Trinidad Generation Unlimited 144A 5.25%, 11/04/27	USD	100		97,602
Turkey: 1.8%
Akbank TAS 144A
5.12%, 03/31/25	USD	50		47,380
6.80%, 02/06/26 †	USD	50		47,975
Aydem Yenilenebilir Enerji AS 144A 7.75%, 02/02/27	USD	100		84,160
KOC Holding AS 144A 6.50%, 03/11/25	USD	50		49,376
TC Ziraat Bankasi AS 144A 5.38%, 03/02/26	USD	100		90,073
Turk Telekomunikasyon AS 144A 4.88%, 06/19/24	USD	100		95,255
Turkcell Iletisim Hizmetleri AS 144A 5.80%, 04/11/28	USD	100		88,791
Turkiye Ihracat Kredi Bankasi AS 144A
5.75%, 07/06/26	USD	100		90,481
6.12%, 05/03/24	USD	100		97,903
Turkiye Sinai Kalkinma Bankasi AS 144A 6.00%, 01/23/25	USD	50		47,778
Turkiye Sise ve Cam Fabrikalari AS 144A 6.95%, 03/14/26	USD	100		97,454
Turkiye Vakiflar Bankasi TAO 144A
5.25%, 02/05/25	USD	100		94,277
6.50%, 01/08/26	USD	100		93,287
Ulker Biskuvi Sanayi AS 144A 6.95%, 10/30/25	USD	100		87,127
Yapi ve Kredi Bankasi AS 144A 7.88% (US Treasury Yield Curve Rate T 5 Year+7.42%), 01/22/31	USD	100		94,750
				1,206,067
Ukraine: 0.2%
Kernel Holding SA 144A
6.50%, 10/17/24	USD	50		32,125
6.75%, 10/27/27	USD	50		29,625
Metinvest BV 144A 7.75%, 10/17/29	USD	100		58,000
NAK Naftogaz Ukraine via Kondor Finance Plc Reg S

See Notes to Financial Statements

71

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s		)	Value
Ukraine (continued)
7.12%, 07/19/26	EUR	100		$23,736
				143,486
United Arab Emirates: 0.9%
DP World Salaam Reg S 6.00% (US Treasury Yield Curve Rate T 5 Year+5.75%), 10/1/2025 (o)	USD	200		199,872
Emirates NBD Bank PJSC Reg S 6.12% (CMT USD 6 Year+3.66%), 3/20/2025 (o)	USD	200		198,014
GEMS Menasa Cayman Ltd. / GEMS Education Delaware LLC 144A 7.12%, 07/31/26	USD	100		97,585
Shelf Drilling Holdings Ltd. 144A 8.25%, 02/15/25	USD	100		91,124
				586,595
United Kingdom: 10.8%
Aston Martin Capital Holdings Ltd. 144A 10.50%, 11/30/25 †	USD	50		49,189
B&M European Value Retail SA Reg S 3.62%, 07/15/25	GBP	100		119,239
BCP V Modular Services Finance II Plc Reg S 4.75%, 11/30/28	EUR	100		92,667
Bellis Acquisition Co. Plc Reg S 3.25%, 02/16/26	GBP	200		207,074
Bidvest Group UK Plc 144A 3.62%, 09/23/26	USD	100		91,179
British American Tobacco Plc Reg S
3.00% (EUR Swap Annual 5 Year+3.37%), 12/27/2027 (o)	EUR	100		90,145
3.75% (EUR Swap Annual 5 Year+3.95%), 6/27/2029 (o)	EUR	100		81,941
British Telecommunications Plc Reg S 1.87% (EUR Swap Annual 5 Year+2.13%), 08/18/80	EUR	100		99,713
Canary Wharf Group Investment Holdings Plc Reg S 2.62%, 04/23/25	GBP	100		104,376
Co.-operative Group Holdings 2011 Ltd. Reg S 7.50%, 07/08/26	GBP	100		118,797
Connect Finco Sarl / Connect US Finco LLC 144A 6.75%, 10/01/26	USD	200		190,875
Constellation Automotive Financing Plc Reg S 4.88%, 07/15/27	GBP	100		96,613
Deuce Finco Plc Reg S
	Par (000’s		)	Value
United Kingdom (continued)
5.50%, 06/15/27	GBP	100		$107,142
Drax Finco Plc 144A 6.62%, 11/01/25	USD	100		97,645
Energia Group NI FinanceCo Plc / Energia Group ROI Holdings DAC Reg S 4.75%, 09/15/24	GBP	100		123,421
Garfunkelux Holdco 3 SA Reg S 6.75%, 11/01/25	EUR	100		84,453
Heathrow Finance Plc Reg S 3.88%, 03/01/27 (s)	GBP	100		110,529
Iceland Bondco Plc Reg S 4.62%, 03/15/25	GBP	100		113,962
IHS Holding Ltd. 144A 5.62%, 11/29/26	USD	50		41,966
INEOS Finance Plc 144A 6.75%, 05/15/28 †	USD	100		98,903
INEOS Finance Plc Reg S 2.88%, 05/01/26	EUR	100		102,352
INEOS Quattro Finance 2 Plc Reg S 2.50%, 01/15/26	EUR	100		99,785
INEOS Styrolution Group GmbH Reg S 2.25%, 01/16/27	EUR	100		96,441
International Consolidated Airlines Group SA Reg S 1.50%, 07/04/27	EUR	100		91,627
Ithaca Energy North Sea Plc 144A 9.00%, 07/15/26	USD	100		96,372
Jaguar Land Rover Automotive Plc 144A
5.88%, 01/15/28	USD	100		86,578
7.75%, 10/15/25	USD	100		99,416
Jerrold Finco Plc Reg S 4.88%, 01/15/26	GBP	100		110,952
Kane Bidco Ltd. Reg S 6.50%, 02/15/27	GBP	100		111,591
Market Bidco Finco Plc Reg S 5.50%, 11/04/27	GBP	100		94,707
Marks & Spencer Plc Reg S 6.00%, 06/12/25	GBP	100		124,342
Motion Bondco DAC 144A 6.62%, 11/15/27	USD	100		90,632
Neptune Energy Bondco Plc 144A 6.62%, 05/15/25	USD	100		98,707
Nexi SpA Reg S 1.75%, 10/31/24	EUR	200		215,310
NGG Finance Plc Reg S
2.12% (EUR Swap Annual 5 Year+2.53%), 09/05/82	EUR	100		93,641
5.62% (GBP Swap 12 Year+3.48%), 06/18/73	GBP	100		122,148
Nomad Foods Bondco Plc Reg S

See Notes to Financial Statements

72

	Par (000’s		)	Value
United Kingdom (continued)
2.50%, 06/24/28	EUR	100		$95,950
Paysafe Finance Plc / Paysafe Holdings US Corp. 144A 4.00%, 06/15/29 †	USD	100		78,248
Pinewood Finance Co. Ltd. Reg S 3.25%, 09/30/25	GBP	100		118,161
Pinnacle Bidco Plc Reg S 5.50%, 02/15/25	EUR	100		105,261
Punch Finance Plc Reg S 6.12%, 06/30/26	GBP	100		108,449
Rolls-Royce Plc Reg S
0.88%, 05/09/24	EUR	100		106,524
1.62%, 05/09/28	EUR	100		92,136
4.62%, 02/16/26	EUR	100		108,596
5.75%, 10/15/27	GBP	100		120,898
Sherwood Financing Plc Reg S 4.50%, 11/15/26	EUR	100		95,084
Standard Chartered Plc 144A 7.01% (ICE LIBOR USD 3 Month+1.46%), 07/30/37 (o)	USD	100		96,307
Stonegate Pub Co. Financing 2019 Plc Reg S 8.00%, 07/13/25	GBP	100		114,415
Summer BidCo BV Reg S 9.00%, 11/15/25	EUR	115		108,340
TalkTalk Telecom Group Ltd. Reg S 3.88%, 02/20/25	GBP	100		96,933
Titan Global Finance Plc Reg S 2.75%, 07/09/27	EUR	100		104,342
Tullow Oil Plc 144A 10.25%, 05/15/26	USD	100		78,194
United Group BV Reg S 4.88%, 07/01/24	EUR	100		109,762
UPC Holding BV 144A 5.50%, 01/15/28	USD	100		89,621
Vedanta Resources Finance II Plc 144A 8.95%, 03/11/25	USD	100		71,600
Victoria Plc Reg S 3.62%, 08/24/26	EUR	100		88,930
Virgin Media Finance Plc 144A 5.00%, 07/15/30	USD	50		42,180
Virgin Media Secured Finance Plc 144A 5.50%, 05/15/29	USD	100		91,911
Virgin Media Secured Finance Plc Reg S
4.25%, 01/15/30	GBP	100		100,243
5.00%, 04/15/27	GBP	100		116,537
Vmed O2 UK Financing I Plc 144A 4.25%, 01/31/31	USD	100		83,004
	Par (000’s		)	Value
United Kingdom (continued)
Vmed O2 UK Financing I Plc Reg S
3.25%, 01/31/31	EUR	100		$88,957
4.00%, 01/31/29	GBP	100		102,354
Vodafone Group Plc
4.12% (US Treasury Yield Curve Rate T 5 Year+2.77%), 06/04/81	USD	150		121,509
5.12% (US Treasury Yield Curve Rate T 5 Year+3.07%), 06/04/81	USD	150		113,841
7.00% (USD Swap Semi 30/360 5 Year+4.87%), 04/04/79	USD	200		205,338
Vodafone Group Plc Reg S 6.25% (USD Swap Semi 30/360 5 Year+3.05%), 10/03/78	USD	200		195,816
				7,103,871
United States: 3.2%
AES Andes SA 144A 7.12% (USD Swap Semi 30/360 5 Year+4.64%), 03/26/79	USD	100		94,285
DEMIRE Deutsche Mittelstand Real Estate AG Reg S 1.88%, 10/15/24	EUR	100		76,323
EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA 144A 5.38%, 12/30/30	USD	100		63,425
Garda World Security Corp. 144A 4.62%, 02/15/27	USD	50		45,998
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. 144A 7.00%, 12/31/27	USD	75		65,998
LCPR Senior Secured Financing DAC 144A 6.75%, 10/15/27	USD	180		171,226
Lottomatica SpA Reg S 6.25%, 07/15/25	EUR	100		111,841
MGM China Holdings Ltd. 144A 5.88%, 05/15/26	USD	200		192,283
Mong Duong Finance Holdings BV 144A 5.12%, 05/07/29	USD	100		87,064
Open Text Holdings, Inc. 144A 4.12%, 02/15/30	USD	50		42,772
Playtika Holding Corp. 144A 4.25%, 03/15/29	USD	50		42,545
Q-Park Holding I BV Reg S 2.00%, 03/01/27	EUR	100		94,603
Ritchie Bros Holdings, Inc. 144A

See Notes to Financial Statements

73

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s		)	Value
United States (continued)
7.75%, 03/15/31	USD	100		$106,375
Sasol Financing USA LLC
4.38%, 09/18/26	USD	50		45,408
5.50%, 03/18/31	USD	50		41,509
SCIL IV LLC / SCIL USA Holdings LLC Reg S 4.38%, 11/01/26	EUR	100		101,998
Sigma Holdco BV Reg S 5.75%, 05/15/26	EUR	100		88,171
Stillwater Mining Co. 144A 4.00%, 11/16/26	USD	100		90,181
Telesat Canada / Telesat LLC 144A
4.88%, 06/01/27	USD	50		26,810
6.50%, 10/15/27	USD	50		18,022
Verisure Holding AB Reg S 3.88%, 07/15/26	EUR	150		152,987
Wynn Macau Ltd. 144A
5.12%, 12/15/29 †	USD	200		166,199
5.50%, 01/15/26	USD	100		92,666
5.50%, 10/01/27 †	USD	50		44,618
ZF North America Capital, Inc. 144A 7.12%, 04/14/30	USD	50		51,655
				2,114,962
	Par (000’s		)	Value
Uzbekistan: 0.1%
Uzbekneftegaz JSC 144A 4.75%, 11/16/28	USD	50		$40,506
Zambia: 0.4%
First Quantum Minerals Ltd. 144A
6.88%, 03/01/26 †	USD	100		98,279
6.88%, 10/15/27	USD	100		97,177
7.50%, 04/01/25	USD	100		99,860
				295,316
Total Corporate Bonds (Cost: $73,082,017)				64,646,108

		Number of Shares
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.5%
Money Market Fund: 2.5% (Cost: $1,677,588)
State Street Navigator Securities Lending Government Money Market Portfolio		1,677,588		1,677,588
Total Investments: 100.4% (Cost: $74,759,605)				66,323,696
Liabilities in excess of other assets: (0.4)%				(265,266)
NET ASSETS: 100.0%				$66,058,430

Definitions:

CAD	Canadian Dollar
EUR	Euro GBP British Pound
LIBOR	London Interbank Offered Rate
USD	United States Dollar

Footnotes:

(d)	Security in default
(o)	Perpetual Maturity — the date shown is the next call date
(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
*	Non-income producing
^	Zero Coupon Bond
†	Security fully or partially on loan. Total market value of securities on loan is $1,682,952.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $24,380,541, or 36.9% of net assets.

See Notes to Financial Statements

74

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	30.5%	$19,735,694
Technology	13.6	8,811,085
Industrials	12.9	8,318,295
Energy	10.5	6,800,248
Consumer Cyclicals	8.6	5,583,484
Basic Materials	7.9	5,074,907
Utilities	6.7	4,303,060
Healthcare	3.7	2,398,429
Consumer Non-Cyclicals	3.7	2,375,803
Real Estate	1.5	979,160
Institutions, Associations & Organizations	0.4	265,943
	100.0%	$64,646,108

See Notes to Financial Statements

75

VANECK INTERNATIONAL HIGH YIELD BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds
Argentina	$—	$654,776	$—	$654,776
Australia	—	633,043	—	633,043
Austria	—	93,513	—	93,513
Belgium	—	289,982	—	289,982
Bermuda	—	165,751	—	165,751
Brazil	—	3,881,274	—	3,881,274
British Virgin Islands	—	169,144	—	169,144
Bulgaria	—	105,096	—	105,096
Burkina Faso	—	19,773	—	19,773
Canada	—	4,836,826	0	4,836,826
Cayman Islands	—	572,143	—	572,143
Chile	—	194,118	—	194,118
China	—	1,455,828	—	1,455,828
Colombia	—	1,567,952	—	1,567,952
Costa Rica	—	82,750	—	82,750
Cyprus	—	133,133	—	133,133
Czech Republic	—	349,052	—	349,052
Finland	—	295,737	—	295,737
France	—	5,720,962	—	5,720,962
Germany	—	3,735,136	—	3,735,136
Ghana	—	150,468	—	150,468
Greece	—	682,910	—	682,910
Guatemala	—	93,343	—	93,343
Hong Kong	—	1,101,522	—	1,101,522
Hungary	—	102,129	—	102,129
India	—	905,357	—	905,357
Indonesia	—	474,728	—	474,728
Ireland	—	936,287	—	936,287
Israel	—	1,308,252	—	1,308,252
Italy	—	5,071,127	—	5,071,127
Japan	—	1,613,062	—	1,613,062
Jersey, Channel Islands	—	350,198	—	350,198
Kuwait	—	177,200	—	177,200
Luxembourg	—	3,573,580	—	3,573,580
Malta	—	90,864	—	90,864
Mauritius	—	430,023	—	430,023
Mexico	—	2,793,867	—	2,793,867
Morocco	—	92,381	—	92,381
Netherlands	—	2,250,068	—	2,250,068
Nigeria	—	80,242	—	80,242
Norway	—	197,095	—	197,095
Oman	—	321,053	—	321,053
Panama	—	93,580	—	93,580
Peru	—	299,092	—	299,092
Poland	—	167,640	—	167,640
Portugal	—	500,073	—	500,073
Romania	—	104,772	—	104,772
Singapore	—	259,789	—	259,789
South Africa	—	341,354	—	341,354
Spain	—	2,355,811	—	2,355,811
Sweden	—	732,363	—	732,363
Switzerland	—	240,323	—	240,323
Tanzania	—	39,361	—	39,361
Thailand	—	171,800	—	171,800
Trinidad and Tobago	—	97,602	—	97,602

See Notes to Financial Statements

76

Turkey	$—	$1,206,067	$—	$1,206,067
Ukraine	—	143,486	—	143,486
United Arab Emirates	—	586,595	—	586,595
United Kingdom	—	7,103,871	—	7,103,871
United States	—	2,114,962	—	2,114,962
Uzbekistan	—	40,506	—	40,506
Zambia	—	295,316	—	295,316
Money Market Fund	1,677,588	—	—	1,677,588
Total Investments	$1,677,588	$64,646,108	$0	$66,323,696

See Notes to Financial Statements

77

VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

		Par (000’s	)	Value
CORPORATE BONDS: 4.6%
Cayman Islands: 0.1%
QNB Finance Ltd. 13.50%, 10/06/25	TRY	76,700		$2,278,925
Colombia: 0.1%
Empresas Publicas de Medellin ESP Reg S 7.62%, 09/10/24	COP	3,596,000		714,520
Financiera de Desarrollo Territorial SA Findeter Reg S 7.88%, 08/12/24	COP	12,300,000		2,431,794
				3,146,314
Luxembourg: 0.1%
European Investment Bank 4.25%, 06/19/24	MXN	13,000		670,935
European Investment Bank Reg S
8.00%, 03/04/24	EGP	23,400		682,561
10.00%, 12/06/23	EGP	6,000		161,925
10.00%, 01/18/24	EGP	72,000		1,960,147
				3,475,568
Mexico: 0.0%
Petroleos Mexicanos Reg S 7.19%, 09/12/24	MXN	27,530		1,417,389
South Africa: 0.2%
Eskom Holdings SOC Ltd.
0.01%, 08/18/27	ZAR	85,355		2,462,556
7.50%, 09/15/33	ZAR	11,000		438,997
7.85%, 04/02/26	ZAR	24,350		1,276,579
Transnet SOC Ltd.
9.50%, 08/19/25	ZAR	21,000		1,137,821
13.50%, 04/18/28	ZAR	5,150		308,655
				5,624,608
Supranational: 3.2%
European Bank for Reconstruction & Development 0.25%, 11/20/23	PLN	8,630		1,989,268
European Investment Bank
7.75%, 01/30/25	MXN	25,600		1,355,273
8.12%, 12/21/26	ZAR	208,895		11,241,799
European Investment Bank 144A 5.75%, 01/24/25	IDR	51,750,000		3,531,717
European Investment Bank Reg S
2.75%, 08/25/26	PLN	37,610		8,102,255
3.00%, 05/24/24	PLN	52,512		12,208,261
8.00%, 05/05/27	ZAR	18,185		971,922
Inter-American Development Bank 7.50%, 12/05/24	MXN	401,085		21,071,470
		Par (000’s	)	Value
Supranational (continued)
Inter-American Development Bank Reg S 7.70%, 02/12/24	MXN	54,300		$2,897,264
International Bank for Reconstruction & Development
2.00%, 07/23/25	PHP	35,400		594,191
7.25%, 03/15/24	IDR	39,600,000		2,729,485
International Finance Corp.
7.00%, 02/14/24	BRL	1,800		350,412
7.00%, 07/20/27	MXN	206,160		10,600,000
7.25%, 02/02/24	MXN	27,780		1,486,713
7.50%, 01/18/28	MXN	117,900		6,181,923
7.75%, 01/18/30	MXN	159,430		8,306,905
8.00%, 10/09/23	IDR	17,500,000		1,200,917
8.00%, 07/27/27	ZAR	2,990		157,532
International Finance Corp. Reg S 8.38%, 05/31/29	MXN	156,050		7,972,486
				102,949,793
United Kingdom: 0.3%
European Bank for Reconstruction & Development 8.00%, 02/06/24	TRY	19,940		867,442
European Bank for Reconstruction & Development Reg S 5.08%, 12/15/25	MXN	214,490		10,426,966
				11,294,408
United States: 0.6%
International Bank for Reconstruction & Development
6.65%, 07/30/24	MXN	230,500		12,315,332
7.25%, 01/21/27	MXN	111,000		5,738,908
				18,054,240

Total Corporate Bonds (Cost: $162,573,734)				148,241,245

GOVERNMENT OBLIGATIONS: 93.2%
Brazil: 8.7%
Brazil Letras do Tesouro Nacional
0.00%, 01/01/24 ^	BRL	398,380		73,216,531
0.00%, 07/01/24 ^	BRL	131,820		22,964,354
0.00%, 07/01/25 ^	BRL	161,060		25,205,571
0.00%, 01/01/26 ^	BRL	261,090		38,658,254
0.00%, 07/01/26 ^	BRL	118,770		16,642,618
Brazil Notas do Tesouro Nacional, Series F
10.00%, 01/01/25	BRL	151,995		29,405,733
10.00%, 01/01/27	BRL	170,820		32,399,670
10.00%, 01/01/29	BRL	120,330		22,121,280
10.00%, 01/01/31	BRL	57,540		10,311,108
10.00%, 01/01/33	BRL	33,760		5,934,746

See Notes to Financial Statements

78

		Par (000’s	)	Value
Brazil (continued)
Brazilian Government International Bond
8.50%, 01/05/24	BRL	4,670		$907,611
10.25%, 01/10/28	BRL	7,380		1,407,818
				279,175,294
Chile: 3.5%
Bonos de la Tesoreria de la Republica de Chile
2.50%, 03/01/25	CLP	21,355,000		24,573,483
4.50%, 03/01/26	CLP	13,970,000		16,528,281
5.00%, 03/01/35	CLP	15,755,000		18,990,121
6.00%, 01/01/43	CLP	13,030,000		17,386,834
Bonos de la Tesoreria de la Republica de Chile 144A Reg S
2.30%, 10/01/28	CLP	4,085,000		4,293,876
4.70%, 09/01/30	CLP	14,900,000		17,659,889
5.00%, 10/01/28	CLP	5,770,000		6,958,379
Bonos de la Tesoreria de la Republica en pesos 144A Reg S 7.00%, 05/01/34	CLP	3,825,000		5,396,881
				111,787,744
China: 10.5%
Asian Infrastructure Investment Bank Reg S
4.50%, 11/03/23	MXN	288,550		15,358,141
5.00%, 03/05/26	MXN	33,130		1,614,644
30.00%, 09/29/27	TRY	17,000		799,902
China Government Bond
1.99%, 04/09/25	CNY	86,650		12,408,450
2.18%, 08/25/25	CNY	43,070		6,180,425
2.24%, 05/25/25	CNY	19,790		2,847,015
2.26%, 02/24/25	CNY	33,710		4,855,647
2.28%, 11/25/25	CNY	37,700		5,419,491
2.37%, 01/20/27	CNY	21,820		3,128,976
2.44%, 10/15/27	CNY	40,500		5,805,047
2.46%, 02/15/26	CNY	34,790		5,022,511
2.47%, 09/02/24	CNY	59,290		8,578,007
2.48%, 04/15/27	CNY	33,690		4,844,743
2.50%, 07/25/27	CNY	15,300		2,199,201
2.60%, 09/01/32	CNY	39,520		5,600,413
2.62%, 04/15/28	CNY	16,870		2,434,367
2.62%, 09/25/29	CNY	41,360		5,925,501
2.64%, 01/15/28	CNY	45,080		6,509,994
2.68%, 05/21/30	CNY	66,970		9,614,999
2.69%, 08/12/26	CNY	59,690		8,662,037
2.69%, 08/15/32	CNY	44,330		6,329,129
2.75%, 06/15/29	CNY	37,670		5,445,258
2.75%, 02/17/32	CNY	46,050		6,614,846
2.76%, 05/15/32	CNY	35,010		5,031,342
2.79%, 12/15/29	CNY	47,010		6,797,533
2.80%, 03/24/29	CNY	40,870		5,927,721
2.80%, 03/25/30	CNY	15,820		2,290,324
2.80%, 11/15/32	CNY	40,900		5,894,278
2.84%, 04/08/24	CNY	56,420		8,195,775
2.85%, 06/04/27	CNY	101,320		14,774,188
2.88%, 02/25/33	CNY	29,540		4,293,097
		Par (000’s	)	Value
China (continued)
2.89%, 11/18/31	CNY	35,940		$5,223,801
2.91%, 10/14/28	CNY	51,630		7,537,479
2.94%, 10/17/24	CNY	40,460		5,896,548
3.01%, 05/13/28	CNY	53,360		7,836,358
3.02%, 10/22/25	CNY	66,880		9,799,548
3.02%, 05/27/31	CNY	60,320		8,862,727
3.03%, 03/11/26	CNY	53,490		7,849,554
3.12%, 12/05/26	CNY	62,420		9,198,756
3.12%, 10/25/52	CNY	25,200		3,618,150
3.13%, 11/21/29	CNY	46,240		6,851,475
3.19%, 04/11/24	CNY	52,740		7,691,666
3.19%, 04/15/53	CNY	4,100		595,715
3.22%, 12/06/25	CNY	42,740		6,300,081
3.25%, 06/06/26	CNY	53,220		7,871,770
3.25%, 11/22/28	CNY	31,310		4,679,561
3.27%, 11/19/30	CNY	63,930		9,599,373
3.28%, 12/03/27	CNY	57,180		8,514,853
3.29%, 05/23/29	CNY	56,380		8,455,954
3.32%, 04/15/52	CNY	28,440		4,216,245
3.53%, 10/18/51	CNY	18,680		2,870,585
3.72%, 04/12/51	CNY	37,290		5,905,176
3.81%, 09/14/50	CNY	56,800		9,141,380
				337,919,757
Colombia: 3.9%
Colombia Government International Bond 9.85%, 06/28/27	COP	6,168,000		1,240,682
Colombian TES
5.75%, 11/03/27	COP	51,005,000		8,842,939
6.00%, 04/28/28	COP	75,029,100		12,909,337
6.25%, 11/26/25	COP	49,557,000		9,495,642
6.25%, 07/09/36	COP	30,975,000		4,157,505
7.00%, 03/26/31	COP	86,828,000		14,285,486
7.00%, 06/30/32	COP	76,636,700		12,097,662
7.25%, 10/18/34	COP	70,297,500		10,748,705
7.25%, 10/26/50	COP	55,447,000		7,367,939
7.50%, 08/26/26	COP	76,773,700		14,782,386
7.75%, 09/18/30	COP	56,634,100		9,874,668
9.25%, 05/28/42	COP	54,265,000		9,229,747
10.00%, 07/24/24	COP	36,292,800		7,704,140
13.25%, 02/09/33	COP	14,134,000		3,234,170
				125,971,008
Czech Republic: 4.9%
Czech Republic Government Bond
0.01%, 12/12/24	CZK	77,470		3,332,920
0.05%, 11/29/29	CZK	128,820		4,487,899
0.25%, 02/10/27	CZK	268,640		10,635,002
1.20%, 03/13/31	CZK	226,800		8,296,995
1.25%, 02/14/25	CZK	227,080		9,951,496
1.50%, 04/24/40	CZK	99,530		3,004,411
1.75%, 06/23/32	CZK	263,780		9,909,664
1.95%, 07/30/37	CZK	66,390		2,288,110
2.00%, 10/13/33	CZK	277,960		10,333,967
2.75%, 07/23/29	CZK	274,950		11,589,756
3.50%, 05/30/35	CZK	74,060		3,168,804
5.00%, 09/30/30	CZK	190,160		9,207,066
5.50%, 12/12/28	CZK	142,880		6,990,107

See Notes to Financial Statements

79

VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

		Par (000’s	)	Value
Czech Republic (continued)
6.00%, 02/26/26	CZK	173,360		$8,383,464
Czech Republic Government Bond Reg S
0.95%, 05/15/30	CZK	249,700		9,169,483
1.00%, 06/26/26	CZK	272,730		11,339,092
2.40%, 09/17/25	CZK	269,530		11,852,621
2.50%, 08/25/28	CZK	259,330		10,917,926
4.20%, 12/04/36	CZK	144,550		6,536,240
5.70%, 05/25/24	CZK	144,280		6,791,790
				158,186,813
Dominican Republic: 1.2%
Dominican Republic International Bond 144A
9.75%, 06/05/26	DOP	599,600		10,908,306
13.62%, 02/03/33	DOP	815,450		17,691,330
Dominican Republic International Bond Reg S 9.75%, 06/05/26	DOP	645,190		11,737,708
				40,337,344
Egypt: 1.8%
Egypt Government Bond
13.54%, 01/14/25	EGP	68,196		1,872,632
14.06%, 01/12/26	EGP	291,850		7,482,448
14.29%, 01/05/28	EGP	119,540		2,777,475
14.35%, 09/10/24	EGP	177,305		5,061,822
14.37%, 10/20/25	EGP	290,169		7,612,217
14.40%, 09/10/29	EGP	77,710		1,731,465
14.48%, 04/06/26	EGP	241,890		6,163,788
14.53%, 09/14/24	EGP	224,260		6,433,350
14.56%, 07/06/26	EGP	92,989		2,355,975
14.56%, 10/13/27	EGP	185,120		4,380,750
14.66%, 10/06/30	EGP	109,730		2,419,414
16.10%, 05/07/29	EGP	82,280		1,990,472
Egypt Treasury Bills
0.00%, 07/25/23 ^	EGP	34,000		1,051,697
0.00%, 08/15/23 ^	EGP	28,500		867,163
0.01%, 05/02/23	EGP	84,400		2,731,392
0.01%, 08/29/23	EGP	83,500		2,519,393
				57,451,453
Hungary: 3.9%
Hungary Government Bond
1.00%, 11/26/25	HUF	4,372,460		10,266,967
1.50%, 04/22/26 †	HUF	3,698,080		8,598,110
1.50%, 08/26/26 †	HUF	2,482,320		5,666,782
2.00%, 05/23/29 †	HUF	2,861,250		6,042,499
2.25%, 04/20/33 †	HUF	4,026,680		7,600,609
2.25%, 06/22/34	HUF	1,290,070		2,335,272
2.50%, 10/24/24 †	HUF	3,532,330		9,087,523
2.75%, 12/22/26	HUF	2,986,970		7,021,996
3.00%, 06/26/24 †	HUF	2,406,870		6,374,144
3.00%, 10/27/27	HUF	3,634,900		8,410,346
3.00%, 08/21/30 †	HUF	3,608,260		7,826,432
3.00%, 10/27/38	HUF	2,763,270		4,818,493
3.00%, 04/25/41 †	HUF	1,685,080		2,820,718
		Par (000’s	)	Value
Hungary (continued)
3.25%, 10/22/31 †	HUF	4,778,180		$10,242,019
4.50%, 03/23/28	HUF	1,971,500		4,887,217
4.75%, 11/24/32 †	HUF	2,538,910		6,017,945
5.50%, 06/24/25	HUF	3,541,000		9,336,114
6.75%, 10/22/28	HUF	2,995,730		8,141,967
				125,495,153
Indonesia: 9.6%
Indonesia Treasury Bond
5.12%, 04/15/27	IDR	102,845,000		6,760,499
5.50%, 04/15/26	IDR	185,640,000		12,449,396
6.12%, 05/15/28	IDR	187,971,000		12,743,716
6.25%, 06/15/36	IDR	76,780,000		5,021,841
6.38%, 08/15/28	IDR	55,390,000		3,793,290
6.38%, 04/15/32	IDR	182,110,000		12,285,535
6.38%, 07/15/37	IDR	23,540,000		1,560,821
6.50%, 06/15/25	IDR	190,230,000		13,052,086
6.50%, 02/15/31	IDR	241,060,000		16,433,325
6.62%, 05/15/33	IDR	125,773,000		8,578,885
7.00%, 05/15/27	IDR	206,758,000		14,482,644
7.00%, 09/15/30	IDR	235,635,000		16,508,906
7.00%, 02/15/33	IDR	137,745,000		9,710,835
7.12%, 06/15/38	IDR	24,040,000		1,674,615
7.12%, 06/15/42	IDR	159,810,000		11,116,000
7.12%, 06/15/43	IDR	37,390,000		2,606,735
7.50%, 08/15/32	IDR	134,380,000		9,693,406
7.50%, 06/15/35	IDR	203,510,000		14,662,292
7.50%, 05/15/38	IDR	96,720,000		6,938,589
7.50%, 04/15/40	IDR	181,300,000		13,017,019
8.12%, 05/15/24	IDR	104,590,000		7,278,238
8.25%, 05/15/29	IDR	162,300,000		12,073,483
8.25%, 06/15/32	IDR	88,784,000		6,678,348
8.25%, 05/15/36	IDR	124,785,000		9,500,587
8.38%, 03/15/24	IDR	124,363,000		8,647,255
8.38%, 09/15/26	IDR	187,947,000		13,634,037
8.38%, 03/15/34	IDR	188,344,000		14,476,939
8.38%, 04/15/39	IDR	75,760,000		5,856,449
8.75%, 05/15/31	IDR	86,387,000		6,641,906
9.00%, 03/15/29	IDR	127,322,000		9,763,783
9.50%, 07/15/31	IDR	30,941,000		2,482,999
10.50%, 08/15/30	IDR	28,912,000		2,409,333
11.00%, 09/15/25	IDR	32,382,000		2,429,908
Perusahaan Penerbit SBSN
4.88%, 07/15/26	IDR	26,690,000		1,743,388
6.38%, 03/15/34	IDR	40,420,000		2,618,993
6.62%, 10/15/24	IDR	45,410,000		3,109,854
8.88%, 11/15/31	IDR	82,990,000		6,413,437
				308,849,372
Malaysia: 7.6%
Malaysia Government Bond
2.63%, 04/15/31	MYR	29,980		6,175,847
3.48%, 06/14/24	MYR	37,422		8,443,341
3.50%, 05/31/27	MYR	27,199		6,088,383
3.58%, 07/15/32	MYR	28,205		6,248,271
3.73%, 06/15/28	MYR	36,896		8,343,596
3.76%, 05/22/40	MYR	38,215		8,217,020
3.83%, 07/05/34	MYR	29,232		6,500,262

See Notes to Financial Statements

80

		Par (000’s	)	Value
Malaysia (continued)
3.88%, 03/14/25	MYR	28,204		$6,403,168
3.88%, 08/15/29	MYR	30,386		6,880,990
3.90%, 11/30/26	MYR	36,236		8,249,236
3.90%, 11/16/27	MYR	34,419		7,844,792
3.91%, 07/15/26	MYR	25,455		5,803,915
3.96%, 09/15/25	MYR	33,816		7,698,565
4.06%, 09/30/24	MYR	14,242		3,232,349
4.07%, 06/15/50	MYR	43,475		9,403,223
4.18%, 07/15/24	MYR	11,620		2,637,545
4.25%, 05/31/35	MYR	23,946		5,486,038
4.46%, 03/31/53	MYR	6,825		1,593,995
4.50%, 04/30/29	MYR	14,944		3,507,098
4.70%, 10/15/42	MYR	20,175		4,923,250
4.76%, 04/07/37	MYR	37,928		9,150,864
4.89%, 06/08/38	MYR	23,590		5,857,987
4.92%, 07/06/48	MYR	20,175		5,036,163
Malaysia Government Investment Issue
3.42%, 09/30/27	MYR	41,696		9,320,186
3.45%, 07/15/36	MYR	35,001		7,415,156
3.46%, 10/15/30	MYR	44,895		9,842,231
3.60%, 07/31/28	MYR	6,815		1,535,091
3.65%, 10/15/24	MYR	30,720		6,922,441
3.73%, 03/31/26	MYR	41,356		9,362,027
3.99%, 10/15/25	MYR	22,425		5,112,216
4.13%, 08/15/25	MYR	37,235		8,491,674
4.13%, 07/09/29	MYR	33,820		7,739,217
4.19%, 10/07/32	MYR	32,050		7,372,594
4.25%, 09/30/30	MYR	16,120		3,731,012
4.26%, 07/26/27	MYR	15,886		3,663,118
4.29%, 08/14/43	MYR	8,010		1,852,743
4.37%, 10/31/28	MYR	36,749		8,552,893
4.42%, 09/30/41	MYR	29,790		6,935,543
4.66%, 03/31/38	MYR	14,305		3,466,484
				245,040,524
Mexico: 5.5%
Mexican Bonos
5.00%, 03/06/25	MXN	193,664		9,775,636
5.50%, 03/04/27	MXN	145,681		7,138,245
5.75%, 03/05/26	MXN	385,412		19,369,974
7.50%, 06/03/27	MXN	248,072		13,017,060
7.50%, 05/26/33	MXN	174,280		8,817,038
7.75%, 05/29/31	MXN	618,697		32,210,539
7.75%, 11/23/34	MXN	131,117		6,683,236
7.75%, 11/13/42	MXN	402,123		19,482,508
8.00%, 12/07/23	MXN	3,251		176,514
8.00%, 09/05/24	MXN	7,642		408,276
8.00%, 11/07/47	MXN	383,132		18,897,893
8.00%, 07/31/53	MXN	158,188		7,755,588
8.50%, 05/31/29	MXN	83,791		4,575,532
8.50%, 11/18/38	MXN	308,636		16,245,799
10.00%, 12/05/24	MXN	120,433		6,601,740
10.00%, 11/20/36	MXN	107,582		6,503,591
				177,659,169
Peru: 3.5%
Peru Government Bond
5.35%, 08/12/40	PEN	30,724		6,537,579
5.40%, 08/12/34	PEN	42,536		9,680,705
		Par (000’s	)	Value
Peru (continued)
5.70%, 08/12/24	PEN	23,888		$6,378,859
5.94%, 02/12/29	PEN	62,905		16,049,471
6.15%, 08/12/32	PEN	63,990		15,802,454
6.35%, 08/12/28	PEN	58,748		15,409,149
6.90%, 08/12/37	PEN	60,549		15,387,146
6.95%, 08/12/31	PEN	59,405		15,624,717
8.20%, 08/12/26	PEN	44,260		12,469,735
				113,339,815
Philippines: 1.2%
Philippine Government Bond 9.25%, 11/05/34	PHP	46,410		1,049,594
Philippine Government International Bond 6.25%, 01/14/36	PHP	2,200,500		38,924,717
				39,974,311
Poland: 5.0%
Republic of Poland Government Bond
0.01%, 10/25/25	PLN	7,655		1,612,356
0.25%, 10/25/26	PLN	62,103		12,375,551
0.75%, 04/25/25	PLN	58,102		12,709,769
1.25%, 10/25/30	PLN	68,329		12,000,018
1.75%, 04/25/32	PLN	69,690		12,110,726
2.25%, 10/25/24	PLN	58,881		13,498,145
2.50%, 04/25/24	PLN	2,288		534,762
2.50%, 07/25/26	PLN	48,460		10,525,262
2.50%, 07/25/27	PLN	59,337		12,523,761
2.75%, 04/25/28	PLN	70,527		14,757,712
2.75%, 10/25/29	PLN	87,741		17,689,448
3.25%, 07/25/25	PLN	69,594		15,882,090
3.75%, 05/25/27	PLN	60,065		13,335,762
6.00%, 10/25/33	PLN	8,010		1,965,099
7.50%, 07/25/28	PLN	32,325		8,329,949
				159,850,410
Romania: 4.0%
Romania Government Bond
2.50%, 10/25/27	RON	33,170		6,158,872
3.25%, 04/29/24	RON	29,775		6,475,538
3.25%, 06/24/26	RON	39,025		7,863,104
3.50%, 11/25/25	RON	28,965		5,996,853
3.65%, 07/28/25	RON	35,025		7,372,252
3.65%, 09/24/31	RON	37,540		6,554,819
3.70%, 11/25/24	RON	34,300		7,376,312
4.15%, 01/26/28	RON	33,255		6,581,645
4.15%, 10/24/30	RON	35,415		6,554,762
4.25%, 04/28/36	RON	23,195		3,841,705
4.50%, 06/17/24	RON	34,925		7,663,892
4.75%, 02/24/25	RON	33,975		7,373,443
4.75%, 10/11/34	RON	37,320		6,694,884
4.85%, 04/22/26	RON	34,415		7,295,177
4.85%, 07/25/29	RON	38,150		7,549,947
5.00%, 02/12/29	RON	33,605		6,762,580
5.80%, 07/26/27	RON	38,320		8,193,916
6.70%, 02/25/32	RON	38,800		8,346,001
8.25%, 09/29/32	RON	22,725		5,388,708
				130,044,410

See Notes to Financial Statements

81

VANECK J.P. MORGAN EM LOCAL CURRENCY BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

		Par (000’s	)	Value
Serbia: 1.2%
Serbia Treasury Bonds
4.50%, 01/11/26	RSD	1,448,400		$13,327,942
4.50%, 08/20/32	RSD	1,789,050		14,504,951
5.88%, 02/08/28	RSD	1,319,910		12,596,031
				40,428,924
South Africa: 5.9%
Republic of South Africa Government Bond
6.25%, 03/31/36	ZAR	179,398		6,437,576
6.50%, 02/28/41	ZAR	160,783		5,380,018
7.00%, 02/28/31	ZAR	279,151		12,388,984
8.00%, 01/31/30 †	ZAR	552,243		27,065,836
8.25%, 03/31/32	ZAR	490,280		22,873,271
8.50%, 01/31/37	ZAR	427,662		18,403,458
8.75%, 01/31/44	ZAR	373,423		15,523,097
8.75%, 02/28/48	ZAR	608,299		25,063,908
8.88%, 02/28/35	ZAR	445,664		20,468,816
9.00%, 01/31/40	ZAR	339,610		14,758,299
10.50%, 12/21/26	ZAR	365,897		21,030,348
				189,393,611
Thailand: 7.2%
Thailand Government Bond
0.75%, 06/17/24	THB	361,675		10,471,996
0.75%, 09/17/24	THB	409,193		11,813,810
0.95%, 06/17/25	THB	385,927		11,081,755
1.00%, 06/17/27	THB	500,146		14,030,428
1.45%, 12/17/24	THB	392,246		11,413,705
1.58%, 12/17/35	THB	331,747		8,647,668
1.60%, 12/17/29	THB	335,619		9,413,910
1.60%, 06/17/35	THB	175,589		4,608,932
2.00%, 12/17/31	THB	322,689		9,114,101
2.00%, 06/17/42	THB	234,192		5,883,963
2.12%, 12/17/26	THB	368,397		10,816,744
2.35%, 06/17/26	THB	285,985		8,461,974
2.40%, 12/17/23	THB	245,178		7,218,018
2.65%, 06/17/28	THB	303,290		9,096,606
2.88%, 12/17/28	THB	315,895		9,575,892
2.88%, 06/17/46	THB	279,391		7,929,816
3.30%, 06/17/38	THB	402,513		12,406,162
3.35%, 06/17/33	THB	178,480		5,595,283
3.39%, 06/17/37	THB	139,525		4,395,235
3.40%, 06/17/36	THB	299,238		9,402,368
3.45%, 06/17/43	THB	110,305		3,463,856
3.65%, 06/20/31	THB	307,165		9,787,198
3.77%, 06/25/32	THB	543,938		17,657,641
		Par (000’s	)	Value
Thailand (continued)
3.85%, 12/12/25	THB	327,776		$10,058,981
4.88%, 06/22/29	THB	345,668		11,651,545
				233,997,587
Turkey: 2.8%
Turkey Government Bond
8.00%, 03/12/25	TRY	47,523		2,099,020
9.00%, 07/24/24	TRY	141,398		6,648,849
10.40%, 03/20/24	TRY	37,386		1,822,832
10.50%, 08/11/27	TRY	456,889		18,582,608
10.60%, 02/11/26	TRY	207,193		8,810,490
11.00%, 02/24/27	TRY	142,564		6,025,612
11.70%, 11/13/30	TRY	267,547		11,927,204
12.40%, 03/08/28	TRY	82,707		4,035,784
12.60%, 10/01/25	TRY	285,280		13,143,130
16.90%, 09/02/26	TRY	329,240		16,573,520
				89,669,049
Uruguay: 1.3%
Uruguay Government International Bond 8.25%, 05/21/31	UYU	1,069,887		24,927,264
Uruguay Government International Bond 144A 8.50%, 03/15/28	UYU	20,605		500,534
Uruguay Government International Bond Reg S 8.50%, 03/15/28	UYU	622,131		15,112,730
				40,540,528
Total Government Obligations (Cost: $3,312,101,976)				3,005,112,276
Total Investments Before Collateral for Securities Loaned: 97.8% (Cost: $3,474,675,710)				3,153,353,521

		Number of Shares
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.8%
Money Market Fund: 2.8% (Cost: $91,541,238)
State Street Navigator Securities Lending Government Money Market Portfolio		91,541,238		91,541,238
Total Investments: 100.6% (Cost: $3,566,216,948)				3,244,894,759
Liabilities in excess of other assets: (0.6)%				(20,549,359)
NET ASSETS: 100.0%				$3,224,345,400

See Notes to Financial Statements

82

Definitions:

BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
DOP	Dominican Peso
EGP	Egyptian Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RSD	Serbian Dinar
THB	Thai Baht
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Footnotes:

^	Zero Coupon Bond
†	Security fully or partially on loan. Total market value of securities on loan is $87,798,667.

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $66,940,912, or 2.1% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Government	95.3%	$3,005,112,276
Financials	4.5	140,484,727
Utilities	0.2	4,892,653
Industrials	0.0	1,446,476
Energy	0.0	1,417,389
	100.0%	$3,153,353,521

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$148,241,245	$—	$148,241,245
Government Obligations *	—	3,005,112,276	—	3,005,112,276
Money Market Fund	91,541,238	—	—	91,541,238
Total Investments	$91,541,238	$3,153,353,521	$—	$3,244,894,759

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

83

VANECK MOODY’S ANALYTICS BBB CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Par (000’s	)	Value
CORPORATE BONDS: 98.3%
Bermuda: 0.2%
Arch Capital Group Ltd. 3.63%, 06/30/50 †	$25		$18,997
Canada: 5.8%
Alimentation Couche-Tard, Inc. 144A
3.55%, 07/26/27	40		37,915
3.80%, 01/25/50	25		18,651
Canadian Pacific Railway Co. 1.75%, 12/02/26	75		68,520
CI Financial Corp.
3.20%, 12/17/30	25		18,582
4.10%, 06/15/51	25		14,591
Emera US Finance LP 4.75%, 06/15/46	25		20,823
Enbridge, Inc.
3.12%, 11/15/29	75		68,224
3.40%, 08/01/51	50		35,383
5.50%, 12/01/46	25		24,446
5.70%, 03/08/33	50		51,946
Fairfax Financial Holdings Ltd. 144A 5.62%, 08/16/32	25		24,781
Fortis, Inc. 3.06%, 10/04/26	25		23,622
Open Text Corp. 144A 6.90%, 12/01/27	25		25,848
Rogers Communications, Inc. 144A 2.95%, 03/15/25	25		23,959
TransCanada PipeLines Ltd. 2.50%, 10/12/31	50		41,401
			498,692
France: 6.4%
BNP Paribas SA 144A 4.38%, 09/28/25	50		48,026
Credit Agricole SA 144A 4.38%, 03/17/25	50		48,629
Societe Generale SA 144A
1.79% (US Treasury Yield Curve Rate T 1 Year+1.00%), 06/09/27	50		43,952
2.62%, 10/16/24	50		47,567
2.62%, 01/22/25	50		47,079
3.00%, 01/22/30	100		84,331
3.34% (US Treasury Yield Curve Rate T 1 Year+1.60%), 01/21/33	50		40,953
3.62%, 03/01/41	100		64,863
4.25%, 04/14/25	50		47,669
4.75%, 09/14/28	50		48,348
			521,417
Ireland: 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.85%, 10/29/41	50		37,628
	Par (000’s	)	Value
Italy: 0.5%
UniCredit SpA 144A
3.13% (US Treasury Yield Curve Rate T 1 Year+1.55%), 06/03/32	$50		$40,060
Japan: 0.5%
Nomura Holdings, Inc. 1.65%, 07/14/26	50		44,341
Mexico: 0.7%
Infraestructura Energetica Nova SAPI de CV 144A 4.75%, 01/15/51	50		37,863
Sitios Latinoamerica SAB de CV 144A 5.38%, 04/04/32	25		22,850
			60,713
Netherlands: 3.6%
Deutsche Telekom International Finance BV 8.75%, 06/15/30	75		91,629
Enel Finance International NV 144A 5.00%, 06/15/32	50		47,595
Prosus NV 144A
3.06%, 07/13/31	50		39,434
3.68%, 01/21/30	50		42,650
4.99%, 01/19/52	100		73,639
			294,947
Panama: 0.5%
AES Panama Generation Holdings SRL 144A 4.38%, 05/31/30	50		43,421
United Kingdom: 3.1%
Barclays Plc
2.65% (US Treasury Yield Curve Rate T 1 Year+1.90%), 06/24/31	200		162,681
3.33% (US Treasury Yield Curve Rate T 1 Year+1.30%), 11/24/42	50		36,285
Ferguson Finance Plc 144A 4.50%, 10/24/28	25		24,314
Haleon UK Capital Plc 3.12%, 03/24/25	50		48,313
			271,593
United States: 76.6%
Alcon Finance Corp. 144A 3.00%, 09/23/29	50		45,335
Altria Group, Inc.
3.40%, 05/06/30	25		22,308
3.88%, 09/16/46	35		25,149
4.25%, 08/09/42	100		78,917
4.80%, 02/14/29	125		124,197
5.80%, 02/14/39	25		24,713
5.95%, 02/14/49	60		56,710
Ares Capital Corp.
2.15%, 07/15/26	25		21,854
3.25%, 07/15/25	25		23,184

See Notes to Financial Statements

84

	Par (000’s	)	Value
United States (continued)
3.88%, 01/15/26	$50		$46,650
AT&T, Inc. 3.85%, 06/01/60	75		55,496
BAT Capital Corp. 4.91%, 04/02/30	50		48,294
Bayer US Finance LLC 144A 3.38%, 10/08/24	50		48,812
Becton Dickinson & Co. 3.36%, 06/06/24	75		73,720
Berry Global, Inc. 1.57%, 01/15/26	50		45,459
Berry Global, Inc. 144A 4.88%, 07/15/26	25		24,484
Brighthouse Financial, Inc. 4.70%, 06/22/47	25		18,912
Broadcom, Inc. 144A
3.19%, 11/15/36	50		38,092
4.93%, 05/15/37	75		68,517
Campbell Soup Co. 3.95%, 03/15/25	25		24,583
Carlisle Cos, Inc. 2.75%, 03/01/30	25		21,560
Centene Corp. 2.62%, 08/01/31 †	50		40,996
Charter Communications Operating LLC / Charter Communications Operating Capital
2.25%, 01/15/29	25		20,986
4.91%, 07/23/25	125		123,868
5.05%, 03/30/29	125		121,175
5.12%, 07/01/49	20		15,651
5.38%, 05/01/47	75		61,444
6.48%, 10/23/45	75		69,562
Cheniere Corpus Christi Holdings LLC
3.70%, 11/15/29	50		46,825
5.12%, 06/30/27	50		50,260
Cheniere Energy, Inc. 4.62%, 10/15/28	25		23,853
Cigna Group 3.40%, 03/15/50	75		55,278
Conagra Brands, Inc.
4.85%, 11/01/28	50		49,985
5.30%, 11/01/38	25		24,709
Constellation Brands, Inc. 2.25%, 08/01/31	50		41,521
Corning, Inc. 5.45%, 11/15/79	25		23,517
CoStar Group, Inc. 144A 2.80%, 07/15/30	25		20,940
Deutsche Bank AG
2.13% (SOFR+1.87%), 11/24/26	100		89,031
2.31% (SOFR+1.22%), 11/16/27	75		64,956
3.96% (SOFR+2.58%), 11/26/25 †	100		95,625
	Par (000’s	)	Value
United States (continued)
Duke Energy Corp.
2.55%, 06/15/31	$25		$21,079
2.65%, 09/01/26	50		46,972
Equinix, Inc. 2.62%, 11/18/24	25		24,048
Everest Reinsurance Holdings, Inc. 3.12%, 10/15/52	50		33,607
FS KKR Capital Corp. 3.40%, 01/15/26	50		45,642
General Mills, Inc. 2.88%, 04/15/30	50		45,501
HCA, Inc.
3.50%, 07/15/51	25		17,465
4.12%, 06/15/29	75		71,142
5.12%, 06/15/39	50		47,062
5.25%, 04/15/25	75		75,202
5.25%, 06/15/26	25		25,101
5.25%, 06/15/49	50		45,336
5.50%, 06/15/47	50		47,092
HCA, Inc. 144A 4.62%, 03/15/52	25		20,767
Huntsman International LLC 4.50%, 05/01/29	25		23,515
International Flavors & Fragrances, Inc. 144A
1.83%, 10/15/27	50		42,639
2.30%, 11/01/30	25		20,334
3.27%, 11/15/40	25		17,877
J.M. Smucker Co. 3.50%, 03/15/25	25		24,424
Keurig Dr. Pepper, Inc.
3.95%, 04/15/29	50		48,320
4.05%, 04/15/32 †	50		47,527
Kinder Morgan Energy Partners LP 5.50%, 03/01/44	25		23,482
Kraft Heinz Foods Co.
3.00%, 06/01/26	50		47,907
5.00%, 06/04/42	25		23,987
5.20%, 07/15/45	50		48,514
6.88%, 01/26/39	25		28,602
Kraft Heinz Foods Co. 144A 7.12%, 08/01/39	25		28,648
Lowe’s Cos, Inc. 4.45%, 04/01/62	25		20,572
McCormick & Co., Inc. 3.40%, 08/15/27	25		23,862
McDonald’s Corp.
3.62%, 09/01/49	50		39,754
4.45%, 03/01/47	50		45,775
4.60%, 09/09/32 †	50		50,740
4.88%, 12/09/45	100		96,937
6.30%, 03/01/38	50		57,171
Mondelez International, Inc.
1.50%, 05/04/25	25		23,467
2.75%, 04/13/30	25		22,219
3.00%, 03/17/32	25		22,103

See Notes to Financial Statements

85

VANECK MOODY’S ANALYTICS BBB CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued)
Netflix, Inc. 5.88%, 02/15/25	$25		$25,391
NextEra Energy Capital Holdings, Inc.
2.44%, 01/15/32	100		83,114
2.75%, 11/01/29	50		44,724
4.62%, 07/15/27	75		75,145
6.05%, 03/01/25	75		76,284
Northrop Grumman Corp. 2.93%, 01/15/25	25		24,256
Oracle Corp.
3.60%, 04/01/40	75		58,301
3.80%, 11/15/37	50		41,883
3.85%, 04/01/60	25		17,566
3.95%, 03/25/51	50		37,801
4.00%, 07/15/46	50		38,440
4.10%, 03/25/61	50		37,298
4.38%, 05/15/55	50		39,996
5.38%, 07/15/40	50		48,217
6.12%, 07/08/39	25		26,406
6.50%, 04/15/38	75		81,979
Owl Rock Capital Corp. 3.40%, 07/15/26	50		44,835
Pacific Gas and Electric Co.
2.50%, 02/01/31	100		81,085
3.25%, 06/01/31	50		42,339
3.45%, 07/01/25	50		47,770
3.50%, 08/01/50	50		32,669
3.75%, 07/01/28	50		46,253
4.50%, 07/01/40	100		81,406
4.95%, 07/01/50	50		40,747
6.75%, 01/15/53	25		25,642
Pernod Ricard International Finance LLC 144A 1.62%, 04/01/31	25		20,072
Republic Services, Inc. 2.50%, 08/15/24	50		48,465
Reynolds American, Inc. 5.85%, 08/15/45	75		67,908
Roper Technologies, Inc. 1.75%, 02/15/31	25		19,993
Sempra Energy
3.25%, 06/15/27	50		47,179
4.12% (US Treasury Yield Curve Rate T 5 Year+2.87%), 04/01/52	25		20,290
Sherwin-Williams Co. 3.45%, 06/01/27	50		48,021
Southern Co. 3.25%, 07/01/26	50		47,945
Sprint Capital Corp.
6.88%, 11/15/28	50		53,949
8.75%, 03/15/32	25		30,580
Sprint LLC 7.62%, 02/15/25	150		154,709
	Par (000’s	)	Value
United States (continued)
Sun Communities Operating LP 2.70%, 07/15/31	$25		$20,216
Time Warner Cable Enterprises LLC 8.38%, 07/15/33	50		56,543
Time Warner Cable LLC
6.55%, 05/01/37	25		24,387
7.30%, 07/01/38	100		103,722
T-Mobile USA, Inc.
3.38%, 04/15/29	75		68,808
3.50%, 04/15/25	150		145,995
3.75%, 04/15/27	155		149,350
3.88%, 04/15/30	60		56,527
United Rentals North America, Inc. 144A 6.00%, 12/15/29	25		25,395
Verisk Analytics, Inc. 4.00%, 06/15/25	25		24,498
Verizon Communications, Inc.
0.85%, 11/20/25	25		22,795
1.45%, 03/20/26	75		69,117
2.55%, 03/21/31	50		42,592
2.62%, 08/15/26	25		23,663
3.88%, 02/08/29	25		24,157
4.02%, 12/03/29	50		48,036
4.12%, 03/16/27	100		99,119
4.33%, 09/21/28	50		49,494
4.50%, 08/10/33	50		48,327
VICI Properties LP
5.12%, 05/15/32	75		71,646
5.62%, 05/15/52	25		22,642
VICI Properties LP / VICI Note Co., Inc. 144A
3.75%, 02/15/27	50		46,792
4.25%, 12/01/26	50		47,705
4.62%, 12/01/29	50		46,498
			6,468,202
Total Corporate Bonds (Cost: $8,784,609)			8,300,011

	Number of Shares
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.1%
Money Market Fund: 2.1% (Cost: $179,987)
State Street Navigator Securities Lending Government Money Market Portfolio	179,987		179,987
Total Investments: 100.4% (Cost: $8,964,596)			8,479,998
Liabilities in excess of other assets: (0.4)%			(35,168)
NET ASSETS: 100.0%			$8,444,830

See Notes to Financial Statements

86

Definitions:

SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $183,947.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $1,587,304, or 18.8% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Technology	25.8%	$2,145,250
Financials	17.9	1,486,254
Consumer Non-Cyclicals	13.6	1,124,998
Utilities	11.9	986,372
Consumer Cyclicals	10.5	873,305
Healthcare	7.4	613,308
Energy	3.9	325,300
Industrials	3.9	324,197
Real Estate	3.4	279,548
Basic Materials	1.7	141,479
	100.0%	$8,300,011

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$8,300,011	$—	$8,300,011
Money Market Fund	179,987	—	—	179,987
Total Investments	$179,987	$8,300,011	$—	$8,479,998

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

87

VANECK MOODY’S ANALYTICS IG CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Par (000’s	)	Value
CORPORATE BONDS: 98.4%
Bermuda: 0.1%
Arch Capital Group Ltd. 3.63%, 06/30/50 †	$25		$18,997
Canada: 6.5%
Alimentation Couche-Tard, Inc. 144A
3.55%, 07/26/27	50		47,393
3.80%, 01/25/50	25		18,651
Bank of Nova Scotia
1.30%, 06/11/25	50		46,190
1.95%, 02/02/27	75		68,341
2.45%, 02/02/32	50		41,623
Brookfield Finance, Inc. 4.35%, 04/15/30	100		94,900
Canadian Imperial Bank of Commerce 3.45%, 04/07/27	25		23,881
Canadian Natural Resources Ltd. 6.25%, 03/15/38	25		26,690
Canadian Pacific Railway Co. 6.12%, 09/15/15	75		80,168
CI Financial Corp. 4.10%, 06/15/51	50		29,182
Enbridge, Inc.
3.12%, 11/15/29	125		113,707
4.25%, 12/01/26	75		73,890
5.50%, 12/01/46	25		24,446
Fortis, Inc. 3.06%, 10/04/26	50		47,244
Open Text Corp. 144A 6.90%, 12/01/27	25		25,848
Toronto-Dominion Bank
1.15%, 06/12/25	25		23,108
1.20%, 06/03/26	50		44,635
			829,897
Denmark: 0.3%
Danske Bank A/S 144A 1.55% (US Treasury Yield Curve Rate T 1 Year+0.73%), 09/10/27	50		43,887
Finland: 0.4%
Nordea Bank Abp 144A 0.75%, 08/28/25	50		45,188
France: 4.9%
BNP Paribas SA 144A 4.38%, 05/12/26	75		71,976
5.12% (US Treasury Yield Curve Rate T 1 Year+1.45%), 01/13/29	100		100,578
Credit Agricole SA 144A 4.38%, 03/17/25	75		72,944
Societe Generale SA 144A 1.49% (US Treasury Yield Curve Rate T 1 Year+1.10%), 12/14/26	100		88,384
	Par (000’s	)	Value
France (continued)
1.79% (US Treasury Yield Curve Rate T 1 Year+1.00%), 06/09/27	$100		$87,905
3.00%, 01/22/30	100		84,331
4.25%, 04/14/25	50		47,669
4.68%, 06/15/27	50		49,098
			602,885
Germany: 0.4%
Deutsche Bank AG 3.70%, 05/30/24	50		48,498
Guernsey: 1.2%
Credit Suisse Group AG
3.75%, 03/26/25	100		93,489
4.88%, 05/15/45	75		63,974
			157,463
India: 1.1%
Adani Ports & Special Economic Zone Ltd. 144A 4.20%, 08/04/27	50		42,076
Bharti Airtel Ltd. 144A 4.38%, 06/10/25	50		49,216
Reliance Industries Ltd. 144A 4.12%, 01/28/25	50		49,147
			140,439
Italy: 0.5%
Enel Finance International NV 144A 6.00%, 10/07/39	25		25,034
UniCredit SpA 144A 1.98% (US Treasury Yield Curve Rate T 1 Year+1.20%), 06/03/27	50		44,276
			69,310
Japan: 0.7%
Nomura Holdings, Inc.
1.65%, 07/14/26	50		44,341
2.65%, 01/16/25	50		47,452
			91,793
Mexico: 0.4%
Sitios Latinoamerica SAB de CV 144A 5.38%, 04/04/32	50		45,700
Netherlands: 1.5%
Prosus NV 144A
3.06%, 07/13/31	50		39,434
3.68%, 01/21/30	50		42,650
4.03%, 08/03/50	50		31,917
4.99%, 01/19/52	100		73,639
			187,640
Norway: 0.4%
DNB Bank ASA 144A 0.86% (US Treasury Yield Curve Rate T 1 Year+0.33%), 09/30/25	50		46,848
Panama: 0.3%
AES Panama Generation Holdings SRL 144A

See Notes to Financial Statements

88

	Par (000’s	)	Value
Panama (continued)
4.38%, 05/31/30	$50		$43,421
Saudi Arabia: 3.0%
Saudi Arabian Oil Co. 144A
3.25%, 11/24/50	75		54,047
3.50%, 04/16/29	75		70,967
3.50%, 11/24/70	50		34,128
4.25%, 04/16/39	150		138,023
4.38%, 04/16/49	100		88,590
			385,755
Switzerland: 2.4%
UBS Group AG 144A 1.36% (US Treasury Yield Curve Rate T 1 Year+1.08%), 01/30/27	50		44,244
3.18% (US Treasury Yield Curve Rate T 1 Year+1.10%), 02/11/43	50		35,735
4.70% (US Treasury Yield Curve Rate T 1 Year+2.05%), 08/05/27	100		96,451
4.99% (US Treasury Yield Curve Rate T 1 Year+2.40%), 08/05/33	150		141,714
			318,144
Taiwan: 0.8%
TSMC Global Ltd. 144A
0.75%, 09/28/25	50		45,499
1.25%, 04/23/26	50		45,477
			90,976
United Kingdom: 7.3%
Barclays Plc 2.65% (US Treasury Yield Curve Rate T 1 Year+1.90%), 06/24/31	100		81,340
2.67% (US Treasury Yield Curve Rate T 1 Year+1.20%), 03/10/32	100		79,704
3.33% (US Treasury Yield Curve Rate T 1 Year+1.30%), 11/24/42	100		72,571
4.38%, 01/12/26	50		48,754
5.25%, 08/17/45	50		47,003
5.50% (US Treasury Yield Curve Rate T 1 Year+2.65%), 08/09/28	50		49,904
Credit Agricole SA 144A 1.91% (SOFR+1.68%), 06/16/26	50		46,308
3.25%, 10/04/24	50		48,496
4.12%, 01/10/27	100		97,009
Ferguson Finance Plc 144A 4.50%, 10/24/28	50		48,628
HSBC Holdings Plc 5.40% (SOFR+2.87%), 08/11/33	50		49,601
Lloyds Banking Group Plc 4.55%, 08/16/28	50		48,279
	Par (000’s	)	Value
United Kingdom (continued)
Reckitt Benckiser Treasury Services Plc 144A 2.75%, 06/26/24	$50		$48,772
Sky Ltd. 144A 3.75%, 09/16/24	50		49,111
Standard Chartered Plc 144A 4.30% (ICE LIBOR USD 3 Month+1.91%), 05/21/30	75		69,540
UBS AG 144A 0.70%, 08/09/24	25		23,475
			908,495
United States: 66.2%
Alphabet, Inc. 2.00%, 08/15/26	50		47,222
Altria Group, Inc.
2.45%, 02/04/32	75		59,718
3.40%, 02/04/41	25		17,706
4.25%, 08/09/42	100		78,917
4.80%, 02/14/29	100		99,357
5.38%, 01/31/44	25		22,934
5.80%, 02/14/39	50		49,426
5.95%, 02/14/49	60		56,710
Apple, Inc.
1.40%, 08/05/28	150		132,022
2.05%, 09/11/26	100		93,878
4.10%, 08/08/62	50		44,411
Ares Capital Corp.
2.15%, 07/15/26	25		21,854
2.88%, 06/15/28 †	25		21,029
4.20%, 06/10/24	100		97,504
AT&T, Inc.
3.65%, 09/15/59	175		123,938
3.85%, 06/01/60	75		55,496
Bayer US Finance LLC 144A 3.38%, 10/08/24	25		24,406
Becton Dickinson & Co. 3.36%, 06/06/24	25		24,573
Berkshire Hathaway Energy Co.
2.85%, 05/15/51	25		17,314
4.25%, 10/15/50	50		43,745
4.45%, 01/15/49	50		45,488
5.15%, 11/15/43	25		25,133
6.12%, 04/01/36	100		112,192
Berkshire Hathaway Finance Corp.
2.85%, 10/15/50	75		53,898
4.20%, 08/15/48	110		101,929
Berkshire Hathaway, Inc. 4.50%, 02/11/43	50		48,710
Berry Global, Inc. 1.57%, 01/15/26	25		22,730
Berry Global, Inc. 144A 4.88%, 07/15/26	50		48,968
Blackstone Holdings Finance Co. LLC 144A
3.20%, 01/30/52	50		31,950
6.20%, 04/22/33	25		26,096

See Notes to Financial Statements

89

VANECK MOODY’S ANALYTICS IG CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

	Par (000’s	)	Value
United States (continued)
Broadcom, Inc. 144A 4.93%, 05/15/37	$50		$45,678
Cameron LNG LLC 144A
3.30%, 01/15/35	25		21,689
3.70%, 01/15/39	75		63,653
CF Industries, Inc. 144A 4.50%, 12/01/26	25		24,568
Charter Communications Operating LLC / Charter Communications Operating Capital
2.25%, 01/15/29	25		20,986
3.85%, 04/01/61	50		30,653
4.91%, 07/23/25	100		99,094
5.05%, 03/30/29	100		96,940
5.38%, 05/01/47	25		20,481
6.48%, 10/23/45	100		92,749
Cheniere Corpus Christi Holdings LLC
3.70%, 11/15/29	25		23,412
5.12%, 06/30/27	50		50,260
5.88%, 03/31/25	50		50,405
Cheniere Energy, Inc. 4.62%, 10/15/28	25		23,853
Conagra Brands, Inc. 4.30%, 05/01/24	50		49,514
Constellation Brands, Inc. 3.15%, 08/01/29	50		45,978
Corning, Inc. 5.45%, 11/15/79	25		23,517
CoStar Group, Inc. 144A 2.80%, 07/15/30	25		20,940
Deutsche Bank AG 0.90%, 05/28/24	50		47,214
1.69%, 03/19/26	50		44,790
2.13% (SOFR+1.87%), 11/24/26	100		89,031
3.04% (SOFR+1.72%), 05/28/32 †	50		39,918
3.55% (SOFR+3.04%), 09/18/31	50		42,067
3.96% (SOFR+2.58%), 11/26/25 †	50		47,812
DH Europe Finance II Sarl 2.60%, 11/15/29	50		45,165
Duke Energy Carolinas LLC 4.95%, 01/15/33	25		25,702
Duke Energy Corp. 2.65%, 09/01/26	100		93,945
EMD Finance LLC 144A 3.25%, 03/19/25	50		48,505
Fiserv, Inc. 2.75%, 07/01/24	75		72,897
Florida Power & Light Co. 3.15%, 10/01/49	100		75,663
FS KKR Capital Corp. 3.40%, 01/15/26	25		22,821
General Mills, Inc.
	Par (000’s	)	Value
United States (continued)
4.00%, 04/17/25	$25		$24,703
GLP Capital LP / GLP Financing II, Inc. 5.25%, 06/01/25	75		73,689
HCA, Inc.
4.12%, 06/15/29	175		166,000
5.25%, 04/15/25	75		75,202
5.25%, 06/15/26	25		25,101
5.50%, 06/15/47	125		117,730
Home Depot, Inc. 5.95%, 04/01/41	50		56,164
HSBC USA, Inc. 3.50%, 06/23/24	50		49,111
International Flavors & Fragrances, Inc. 144A
1.23%, 10/01/25	25		22,477
2.30%, 11/01/30	50		40,668
3.47%, 12/01/50	50		34,374
J.M. Smucker Co. 3.50%, 03/15/25	25		24,424
Jackson National Life Global Funding 144A 1.75%, 01/12/25	25		23,389
Keurig Dr. Pepper, Inc.
3.95%, 04/15/29	50		48,320
4.05%, 04/15/32 †	50		47,527
4.60%, 05/25/28	50		50,292
Kinder Morgan Energy Partners LP 5.50%, 03/01/44	25		23,482
Kraft Heinz Foods Co. 3.00%, 06/01/26	50		47,907
Kraft Heinz Foods Co. 144A 7.12%, 08/01/39	50		57,296
Lowe’s Cos, Inc. 5.80%, 09/15/62	50		50,397
McCormick & Co., Inc. 3.40%, 08/15/27	25		23,862
McDonald’s Corp.
3.50%, 07/01/27	25		24,335
3.60%, 07/01/30	25		23,832
3.62%, 09/01/49	75		59,631
3.80%, 04/01/28	75		73,920
4.45%, 03/01/47	25		22,888
4.70%, 12/09/35	50		50,034
4.88%, 12/09/45	50		48,469
6.30%, 10/15/37	50		57,233
Meta Platforms, Inc. 4.65%, 08/15/62	50		44,371
Metropolitan Life Global Funding I 144A 1.88%, 01/11/27	75		67,611
Mondelez International, Inc.
1.50%, 05/04/25	25		23,467
2.62%, 03/17/27	50		46,874
2.62%, 09/04/50	25		16,739
2.75%, 04/13/30	25		22,219
Morgan Stanley

See Notes to Financial Statements

90

	Par (000’s	)	Value
United States (continued)
1.79% (SOFR+1.03%), 02/13/32	$75		$59,251
1.93% (SOFR+1.02%), 04/28/32	75		59,707
Nestle Holdings, Inc. 144A 3.50%, 09/24/25	75		73,518
NextEra Energy Capital Holdings, Inc. 6.05%, 03/01/25	75		76,284
Oracle Corp.
3.85%, 07/15/36	75		64,192
4.12%, 05/15/45	100		78,927
4.30%, 07/08/34	50		46,134
4.38%, 05/15/55	50		39,996
5.38%, 07/15/40	100		96,434
6.50%, 04/15/38	50		54,653
Owl Rock Capital Corp. 3.40%, 07/15/26	50		44,835
Pacific Gas and Electric Co. 3.25%, 06/01/31	50		42,339
3.50%, 08/01/50	50		32,669
3.75%, 07/01/28	75		69,380
4.50%, 07/01/40	50		40,703
4.55%, 07/01/30	75		69,758
4.95%, 07/01/50	100		81,494
6.15%, 01/15/33	50		50,779
PepsiCo, Inc.
2.38%, 10/06/26	25		23,719
2.75%, 04/30/25	100		97,114
2.75%, 03/19/30	25		22,958
Philip Morris International, Inc.
2.88%, 05/01/24	50		48,982
3.38%, 08/15/29	75		69,638
4.12%, 03/04/43	50		41,337
4.38%, 11/15/41	65		56,516
5.62%, 11/17/29	25		26,127
5.75%, 11/17/32	50		52,562
6.38%, 05/16/38	50		55,382
Procter & Gamble Co. 2.45%, 11/03/26	50		47,571
Public Service Co. of Colorado 1.88%, 06/15/31	50		41,401
Public Service Enterprise Group, Inc. 2.88%, 06/15/24	25		24,350
Republic Services, Inc. 2.50%, 08/15/24	50		48,465
San Diego Gas & Electric Co. 1.70%, 10/01/30	75		61,825
Sherwin-Williams Co. 3.45%, 06/01/27	50		48,021
Southern Co. 3.25%, 07/01/26	50		47,945
Sprint Capital Corp. 6.88%, 11/15/28	50		53,949
8.75%, 03/15/32	25		30,580
	Par (000’s	)	Value
United States (continued)
Sprint LLC 7.62%, 02/15/25	$150		$154,709
Time Warner Cable LLC
4.50%, 09/15/42	25		19,067
5.88%, 11/15/40	25		22,263
6.55%, 05/01/37	100		97,549
6.75%, 06/15/39	75		72,986
T-Mobile USA, Inc.
1.50%, 02/15/26	25		22,920
3.00%, 02/15/41	25		18,597
3.30%, 02/15/51	50		35,718
3.50%, 04/15/25	50		48,665
3.75%, 04/15/27	150		144,533
3.88%, 04/15/30	125		117,764
United Rentals North America, Inc. 144A 6.00%, 12/15/29	50		50,789
Verisk Analytics, Inc. 4.00%, 06/15/25	25		24,498
Verizon Communications, Inc.
3.70%, 03/22/61	75		55,830
4.02%, 12/03/29	150		144,108
4.12%, 03/16/27	125		123,899
4.33%, 09/21/28	50		49,494
VICI Properties LP
4.75%, 02/15/28	50		48,268
5.12%, 05/15/32	50		47,764
5.62%, 05/15/52	25		22,642
VICI Properties LP / VICI Note Co., Inc. 144A
3.50%, 02/15/25	50		48,103
4.25%, 12/01/26	75		71,557
5.62%, 05/01/24	50		49,803
Walt Disney Co. 6.20%, 12/15/34	25		28,596
Westinghouse Air Brake Technologies Corp. 3.45%, 11/15/26	50		47,703
Weyerhaeuser Co. 4.00%, 04/15/30 †	50		47,307
			8,407,519
Total Corporate Bonds (Cost: $13,282,431)			12,482,855

	Number of Shares
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 1.7%
Money Market Fund: 1.7% (Cost: $214,133)
State Street Navigator Securities Lending Government Money Market Portfolio	214,133		214,133

See Notes to Financial Statements

91

VANECK MOODY’S ANALYTICS IG CORPORATE BOND ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares (continued)	Value
Total Investments: 100.1% (Cost: $13,496,564)	$12,696,988
Liabilities in excess of other assets: (0.1)%	(13,323)
NET ASSETS: 100.0%	$12,683,665

Definitions:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $208,434.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $3,439,462, or 27.1% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	28.1%	$3,510,249
Technology	19.1	2,390,752
Consumer Non-Cyclicals	16.6	2,075,242
Consumer Cyclicals	8.9	1,117,379
Utilities	8.1	1,010,245
Energy	6.3	787,013
Industrials	4.5	557,040
Healthcare	3.9	481,516
Real Estate	3.3	409,133
Basic Materials	1.2	144,286
	100.0%	$12,482,855

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$12,482,855	$—	$12,482,855
Money Market Fund	214,133	—	—	214,133
Total Investments	$214,133	$12,482,855	$—	$12,696,988

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

92

VANECK MORTGAGE REIT INCOME ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Number of Shares	Value
COMMON STOCKS: 99.8%
Financial Services: 99.8%
AGNC Investment Corp.	1,605,158	$15,907,116
Annaly Capital Management, Inc. †	1,215,666	24,289,007
Apollo Commercial Real Estate Finance, Inc.	691,401	6,996,978
Arbor Realty Trust, Inc. †	699,627	8,024,722
Ares Commercial Real Estate Corp. †	378,279	3,256,982
ARMOUR Residential REIT, Inc. †	1,088,647	5,552,100
Blackstone Mortgage Trust, Inc. †	507,267	9,252,550
BrightSpire Capital, Inc.	514,293	2,931,470
Broadmark Realty Capital, Inc. †	823,382	4,042,805
Chimera Investment Corp. †	1,309,173	7,436,103
Claros Mortgage Trust, Inc.	304,349	3,640,014
Dynex Capital, Inc. †	372,924	4,422,879
Ellington Financial, Inc. †	375,135	4,790,474
Franklin BSP Realty Trust, Inc. †	449,920	5,682,489
Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	340,874	9,674,004
KKR Real Estate Finance Trust, Inc. †	306,951	3,296,654
	Number of Shares	Value
Financial Services (continued)
Ladder Capital Corp.	742,950	$6,946,582
MFA Financial, Inc.	491,113	5,249,998
New York Mortgage Trust, Inc. †	523,862	5,385,301
Orchid Island Capital, Inc. †	247,204	2,645,083
PennyMac Mortgage Investment Trust †	435,061	5,407,808
Ready Capital Corp. †	583,645	6,262,511
Redwood Trust, Inc. †	607,263	3,813,612
Rithm Capital Corp.	1,400,179	11,425,461
Starwood Property Trust, Inc. †	867,711	15,523,350
Two Harbors Investment Corp.	523,792	7,296,422
Total Common Stocks (Cost: $252,557,358)		189,152,475

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 8.1%
Money Market Fund: 8.1% (Cost: $15,312,549)
State Street Navigator Securities Lending Government Money Market Portfolio	15,312,549	15,312,549
Total Investments: 107.9% (Cost: $267,869,907)		204,465,024
Liabilities in excess of other assets: (7.9)%		(15,032,547)
NET ASSETS: 100.0%		$189,432,477

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $50,909,349.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Financials	100.0%	$189,152,475

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$189,152,475	$—	$—	$189,152,475
Money Market Fund	15,312,549	—	—	15,312,549
Total Investments	$204,465,024	$—	$—	$204,465,024

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

93

VANECK PREFERRED SECURITIES EX FINANCIALS ETF

SCHEDULE OF INVESTMENTS

April 30, 2023

	Number of Shares	Value
PREFERRED SECURITIES: 100.0%
Basic Materials: 2.9%
ArcelorMittal SA 5.50%, 05/18/23	450,266	$30,266,881
Consumer Cyclicals: 7.5%
Aptiv Plc 5.50%, 06/15/23	211,569	23,947,495
Ford Motor Co.
6.00%, 12/01/59 †	595,610	14,497,147
6.20%, 06/01/59 †	558,384	14,015,438
6.50%, 08/15/62	446,707	10,761,172
Paramount Global 5.75%, 04/01/24 †	186,129	5,924,486
Qurate Retail, Inc. 8.00%, 03/15/31 †	236,345	7,243,974
QVC, Inc. 6.25%, 11/26/68	372,404	3,310,672
		79,700,384
Consumer Non-Cyclicals: 4.5%
Brookfield Infrastructure Finance ULC 5.00%, 05/24/81	186,129	3,212,586
CHS, Inc. 6.75% (ICE LIBOR USD 3 Month+4.16%), 09/30/24	366,673	9,196,159
7.10% (ICE LIBOR USD 3 Month+4.30%), 03/31/24	312,696	7,754,861
7.50%, 01/21/25 †	385,285	10,175,377
7.88%, 09/26/23	399,431	10,449,115
8.00%, 07/18/23 †	228,417	6,799,974
		47,588,072
Energy: 4.7%
Energy Transfer LP 7.38% (ICE LIBOR USD 3 Month+4.53%), 05/15/23 †	335,030	8,013,918
7.60% (ICE LIBOR USD 3 Month+5.16%), 05/15/24 †	595,610	13,770,503
7.62% (ICE LIBOR USD 3 Month+4.74%), 08/15/23	331,307	7,782,401
NGL Energy Partners LP 12.47% (ICE LIBOR USD 3 Month+7.21%)	234,224	5,548,766
NuStar Energy LP 10.94% (ICE LIBOR USD 3 Month+5.64%)	286,637	6,612,716
NuStar Logistics LP 6.98% (ICE LIBOR USD 3 Month+6.73%), 01/15/43	299,666	7,653,470
		49,381,774
Financial Services: 7.8%
AGNC Investment Corp. 6.12% (ICE LIBOR USD 3 Month+4.70%), 04/15/25 †	428,095	8,745,981
6.50% (ICE LIBOR USD 3 Month+4.99%), 10/15/24	299,666	6,457,802
10.41% (ICE LIBOR USD 3 Month+5.11%)	241,966	5,998,337
	Number of Shares	Value
Financial Services (continued)
Annaly Capital Management, Inc. 6.75% (ICE LIBOR USD 3 Month+4.99%), 06/30/24	329,447	$7,880,372
9.33% (ICE LIBOR USD 3 Month+4.17%) †	316,418	7,590,868
10.16% (ICE LIBOR USD 3 Month+4.99%)	536,048	13,369,037
Chimera Investment Corp. 7.75% (ICE LIBOR USD 3 Month+4.74%), 09/30/25 †	193,574	3,710,814
8.00% (ICE LIBOR USD 3 Month+5.79%), 03/30/24	241,966	4,907,070
MFA Financial, Inc. 6.50% (ICE LIBOR USD 3 Month+5.34%), 03/31/25 †	204,741	3,754,950
PennyMac Mortgage Investment Trust 6.75%, 08/24/26	186,129	3,419,190
Rithm Capital Corp. 6.38% (ICE LIBOR USD 3 Month+4.97%), 02/15/25	296,018	5,488,174
7.12% (ICE LIBOR USD 3 Month+5.64%), 08/15/24	209,582	4,321,581
Two Harbors Investment Corp. 7.25% (ICE LIBOR USD 3 Month+5.01%), 01/27/25 †	187,227	3,557,313
7.62% (ICE LIBOR USD 3 Month+5.35%), 07/27/27	199,405	3,788,695
		82,990,184
Healthcare: 4.8%
Becton Dickinson & Co. 6.00%, 06/01/23	554,430	28,031,981
Boston Scientific Corp. 5.50%, 06/01/23	185,333	23,301,918
		51,333,899
Industrials: 5.2%
BIP Bermuda Holdings I Ltd. 5.12%, 01/21/27 †	223,355	3,841,706
Chart Industries, Inc. 6.75%, 12/15/25	149,836	8,401,304
Clarivate Plc 5.25%, 06/01/24	267,559	10,702,360
Crestwood Equity Partners LP 9.25%	1,326,349	12,069,776
RBC Bearings, Inc. 5.00%, 10/15/24 †	85,619	9,460,043
WESCO International, Inc. 10.62% (US Treasury Yield Curve Rate T 5 Year+10.32%), 06/22/25	400,773	10,901,026
		55,376,215
Real Estate: 0.7%
Brookfield Property Preferred LP 6.25%, 07/26/81 †	499,642	7,504,623

See Notes to Financial Statements

94

	Number of Shares	Value
Real Estate Investment Trusts: 11.4%
Arbor Realty Trust, Inc. 6.25% (Term SOFR USD 3 Month+5.44%), 10/12/26	211,143	$3,847,025
Digital Realty Trust, Inc. 5.20%, 10/10/24	256,856	5,722,752
DigitalBridge Group, Inc. 7.12% †	216,209	4,460,392
7.15%	239,514	4,910,037
Diversified Healthcare Trust 5.62%, 08/01/42	260,582	2,991,481
6.25%, 02/01/46 †	186,129	2,343,364
Franklin BSP Realty Trust, Inc. 7.50%	192,234	3,790,854
Hudson Pacific Properties, Inc. 4.75%, 11/26/26	316,418	2,942,687
Kimco Realty Corp. 5.25% †	195,062	4,463,019
KKR Real Estate Finance Trust, Inc. 6.50%, 04/16/26	244,052	3,968,286
Public Storage 3.88%, 10/06/25 †	210,325	3,928,871
4.00%, 11/19/26 †	773,403	14,736,855
4.10%, 01/13/27	186,129	3,575,538
4.62%, 06/17/25	420,652	9,157,594
4.70%, 11/15/24	192,680	4,204,278
4.88%, 09/12/24 †	235,416	5,409,860
5.05% †	223,355	5,461,030
5.15% †	208,463	5,134,444
5.60%, 03/11/24 †	212,185	5,436,180
Rithm Capital Corp. 7.00% (US Treasury Yield Curve Rate T 5 Year+6.22%), 11/15/26	346,199	6,913,594
RLJ Lodging Trust 1.95%	239,658	5,790,137
Vornado Realty Trust 4.45%, 09/22/26	223,355	2,450,204
5.25% †	461,227	5,717,796
5.40% †	223,355	2,975,089
		120,331,367
Technology: 13.9%
AT&T, Inc. 4.75%, 02/18/25 †	1,302,900	27,204,552
5.00%, 12/12/24 †	893,414	19,887,396
5.35%, 11/01/66	984,617	23,355,115
5.62%, 08/01/67 †	614,222	15,392,403
Coherent Corp. 6.00%, 07/01/23	42,810	6,824,770
Pitney Bowes, Inc. 6.70%, 03/07/43 †	316,418	4,739,942
Qwest Corp. 6.50%, 09/01/56	727,761	9,693,777
6.75%, 06/15/57	491,378	6,820,327
Sabre Corp. 6.50%, 09/01/23	61,236	3,668,036
	Number of Shares	Value
Technology (continued)
Telephone and Data Systems, Inc.
6.00%, 09/30/26	513,714	$6,899,179
6.62%, 03/31/26	312,696	4,681,059
United States Cellular Corp.
5.50%, 03/01/70	372,256	5,632,233
5.50%, 06/01/70 †	372,256	5,676,904
6.25%, 09/01/69	372,256	6,250,178
		146,725,871
Utilities: 36.6%
AES Corp. 6.88%, 02/15/24	194,131	17,473,731
Algonquin Power & Utilities Corp. 6.20% (ICE LIBOR USD 3 Month+4.01%), 07/01/79	260,582	5,962,116
6.88% (ICE LIBOR USD 3 Month+3.68%), 10/17/78 †	214,048	4,957,352
7.75%, 06/15/24	428,095	12,958,436
American Electric Power Co., Inc. 6.12%, 08/15/23	316,418	16,086,691
Brookfield BRP Holdings Canada, Inc. 4.62%, 04/30/26	260,582	4,200,582
4.88%, 12/09/26 †	193,574	3,133,963
CMS Energy Corp. 5.88%, 10/15/78	208,463	5,184,475
5.88%, 03/01/79	469,043	11,646,338
DTE Energy Co. 4.38%, 12/01/81 †	208,463	4,506,970
5.25%, 12/01/77 †	297,804	7,108,582
Duke Energy Corp. 5.62%, 09/15/78 †	372,256	9,325,013
5.75%, 06/15/24 †	744,515	19,171,261
Entergy Arkansas LLC 4.88%, 09/01/66 †	305,251	7,130,663
Entergy Louisiana LLC 4.88%, 09/01/66 †	201,018	4,776,188
Entergy Mississippi LLC 4.90%, 10/01/66	193,574	4,607,061
Georgia Power Co. 5.00%, 10/01/77 †	201,018	5,025,450
NextEra Energy Capital Holdings, Inc. 5.65%, 03/01/79 †	511,852	13,144,359
NextEra Energy, Inc. 6.22%, 09/01/23	744,515	36,540,796
6.93%, 09/01/25	744,515	35,245,340
NiSource, Inc. 6.50% (US Treasury Yield Curve Rate T 5 Year+3.63%), 03/15/24 †	372,256	9,287,787
7.75%, 03/01/24	160,535	17,021,526
PG&E Corp. 5.50%, 08/16/23	297,804	44,637,842
SCE Trust III

See Notes to Financial Statements

95

VANECK PREFERRED SECURITIES EX FINANCIALS ETF

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
Utilities (continued)
5.75% (ICE LIBOR USD 3 Month+2.99%), 03/15/24 †	204,741	$4,381,457
SCE Trust IV 5.38% (ICE LIBOR USD 3 Month+3.13%), 09/15/25	241,966	4,924,008
SCE Trust V 5.45% (ICE LIBOR USD 3 Month+3.79%), 03/15/26	223,355	4,976,349
SCE Trust VI 5.00%	353,644	6,998,615
Sempra Energy 5.75%, 07/01/79	563,971	13,896,246
South Jersey Industries, Inc. 8.75%, 04/01/24 †	108,735	7,633,197
Southern Co. 4.20%, 10/15/60	558,384	11,318,444
4.95%, 01/30/80 †	744,515	17,190,851
5.25%, 12/01/77 †	335,030	8,362,349
Spire, Inc. 5.90%, 08/15/24 †	186,129	4,748,151
	Number of Shares	Value
Utilities (continued)
Tennessee Valley Authority 2.13% (US Treasury Yield Curve Rate T Note Constant Maturity 30 Year+0.94%), 06/01/28	188,767	$4,190,627
		387,752,816
Total Preferred Securities (Cost: $1,166,680,671)		1,058,952,086

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 3.7%
Money Market Fund: 3.7% (Cost: $39,388,693)
State Street Navigator Securities Lending Government Money Market Portfolio	39,388,693	39,388,693
Total Investments: 103.7% (Cost: $1,206,069,364)		1,098,340,779
Liabilities in excess of other assets: (3.7)%		(38,696,383)
NET ASSETS: 100.0%		$1,059,644,396

Definitions:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $39,470,761.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Electric Utilities & IPPs	27.8%	$294,457,192
Residential & Commercial REITs	18.8	199,353,265
Telecommunications Services	12.4	131,493,123
Multiline Utilities	7.7	80,914,276
Automobiles & Auto Parts	6.0	63,221,252
Healthcare Equipment & Supplies	4.8	51,333,899
Food & Tobacco	4.2	44,375,486
Oil & Gas Related Equipment and Services	4.2	43,833,008
Metals & Mining	2.9	30,266,881
Machinery; Equipment & Components	2.7	28,762,373
Professional & Commercial Services	2.5	26,613,842
Natural Gas Utilities	1.1	12,381,348
Diversified Retail	1.0	10,554,646
Real Estate Operations	0.7	7,504,623
Electronic Equipment & Parts	0.6	6,824,770
Hotels & Entertainment Services	0.5	5,924,486
Oil & Gas	0.5	5,548,766
Office Equipment	0.5	4,739,942
Investment Banking & Investment Services	0.4	3,968,286
Software & IT Services	0.4	3,668,036
Consumer Goods Conglomerates	0.3	3,212,586
	100.0%	$1,058,952,086

See Notes to Financial Statements

96

The summary of inputs used to value the Fund’s investments as of April 30, 2023 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Preferred Securities
Basic Materials	$30,266,881	$—	$—	$30,266,881
Consumer Cyclicals	79,700,384	—	—	79,700,384
Consumer Non-Cyclicals	47,588,072	—	—	47,588,072
Energy	49,381,774	—	—	49,381,774
Financials	3,968,286	—	—	3,968,286
Healthcare	51,333,899	—	—	51,333,899
Industrials	55,376,215	—	—	55,376,215
Real Estate	206,857,888	—	—	206,857,888
Technology	146,725,871	—	—	146,725,871
Utilities	380,119,619	7,633,197	—	387,752,816
Money Market Fund	39,388,693	—	—	39,388,693
Total Investments	$1,090,707,582	$7,633,197	$—	$1,098,340,779

See Notes to Financial Statements

97

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2023

	BDC Income ETF	China Bond ETF		Dynamic High Income ETF	Emerging Markets High Yield Bond ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$577,603,331	$41,234,674		$83,546	$418,105,676
Affiliated issuers (3)	—	—		437,678	—
Short-term investments held as collateral for securities loaned (4)	92,435,917	—		—	32,767,820
Cash	9,439	—		1,254	5,748,047
Cash denominated in foreign currency, at value (5)	—	1,395,399	(a)	—	2,121
Receivables:
Investment securities sold	—	48,685		4,129	8,690,503
Shares of beneficial interest sold	1,453,933	—		—	—
Dividends and interest	663,745	562,770		763	7,754,655
Due from custodian	—	267,322		—	—
Prepaid expenses	—	994		—	—
Total assets	672,166,365	43,509,844		527,370	473,068,822

Liabilities:
Payables:
Investment securities purchased	1,453,981	—		5,594	9,106,155
Collateral for securities loaned	92,435,917	—		—	32,767,820
Line of credit	811,771	—		—	—
Due to Adviser	186,475	11,730		43	141,839
Due to custodian	—	7,420		—	—
Deferred Trustee fees	9,395	1,266		—	40,196
Accrued expenses	15,882	55,682		—	—
Total liabilities	94,913,421	76,098		5,637	42,056,010
NET ASSETS	$577,252,944	$43,433,746		$521,733	$431,012,812
Shares outstanding	39,700,000	1,900,000		20,000	23,700,000
Net asset value, redemption and offering price per share	$14.54	$22.86		$26.09	$18.19
Net Assets consist of:
Aggregate paid in capital	$719,869,300	$49,440,191		$501,082	$688,731,578
Total distributable earnings (loss)	(142,616,356)	(6,006,445)		20,651	(257,718,766)
NET ASSETS	$577,252,944	$43,433,746		$521,733	$431,012,812
(1) Value of securities on loan	$141,163,568	$—		$—	$34,385,345
(2) Cost of investments - Unaffiliated issuers	$617,312,326	$44,342,032		$78,090	$484,740,019
(3) Cost of investments - Affiliated issuers	$—	$—		$420,380	$—
(4) Cost of short-term investments held as collateral for securities loaned	$92,435,917	$—		$—	$32,767,820
(5) Cost of cash denominated in foreign currency	$—	$1,387,460		$—	$2,052

(a)	Includes $44,609 on foreign investor minimum settlement reserve funds (see Note 2H).

See Notes to Financial Statements

98

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2023

	Fallen Angel High Yield Bond ETF	Green Bond ETF	IG Floating Rate ETF	International High Yield Bond ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$2,736,589,329	$74,565,745	$1,129,642,796	$64,646,108
Short-term investments held as collateral for securities loaned (3)	124,494,085	2,137,597	3,402,096	1,677,588
Cash	13,463,718	363,903	6,534,000	98,629
Cash denominated in foreign currency, at value (4)	—	7	—	298,491
Receivables:
Investment securities sold	154,963,464	502,463	35,952,223	1,700,253
Shares of beneficial interest sold	27,689,970	—	—	—
Dividends and interest	39,876,801	576,136	8,953,217	1,206,685
Total assets	3,097,077,367	78,145,851	1,184,484,332	69,627,754

Liabilities:
Payables:
Investment securities purchased	177,164,652	534,957	34,604,984	1,836,634
Shares of beneficial interest redeemed	11,084,556	—	—	—
Collateral for securities loaned	124,494,085	2,137,597	3,402,096	1,677,588
Due to Adviser	794,138	12,358	133,213	21,717
Deferred Trustee fees	67,963	1,073	21,618	33,385
Accrued expenses	6,316	—	1,569	—
Total liabilities	313,611,710	2,685,985	38,163,480	3,569,324
NET ASSETS	$2,783,465,657	$75,459,866	$1,146,320,852	$66,058,430
Shares outstanding	100,350,000	3,200,000	45,700,000	3,300,000
Net asset value, redemption and offering price per share	$27.74	$23.58	$25.08	$20.02
Net Assets consist of:
Aggregate paid in capital	$3,431,989,611	$87,760,822	$1,156,461,372	$92,230,435
Total distributable earnings (loss)	(648,523,954)	(12,300,956)	(10,140,520)	(26,172,005)
NET ASSETS	$2,783,465,657	$75,459,866	$1,146,320,852	$66,058,430
(1) Value of securities on loan	$129,926,938	$6,034,699	$3,317,907	$1,682,952
(2) Cost of investments - Unaffiliated issuers	$3,087,035,189	$83,131,344	$1,138,059,104	$73,082,017
(3) Cost of short-term investments held as collateral for securities loaned	$124,494,085	$2,137,597	$3,402,096	$1,677,588
(4) Cost of cash denominated in foreign currency	$—	$7	$—	$294,541

See Notes to Financial Statements

99

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2023

	J.P. Morgan EM Local Currency Bond ETF	Moody’s Analytics BBB Corporate Bond ETF	Moody’s Analytics IG Corporate Bond ETF	Mortgage REIT Income ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$3,153,353,521	$8,300,011	$12,482,855	$189,152,475
Short-term investments held as collateral for securities loaned (3)	91,541,238	179,987	214,133	15,312,549
Cash	1,285,849	49,914	99,100	183,741
Cash denominated in foreign currency, at value (4)	6,888,023	—	—	—
Receivables:
Investment securities sold	72,572,653	742,302	772,727	—
Dividends and interest	65,702,341	98,360	141,488	373,143
Prepaid expenses	13,689	—	—	—
Total assets	3,391,357,314	9,370,574	13,710,303	205,021,908

Liabilities:
Payables:
Investment securities purchased	42,844,879	744,029	810,428	—
Shares of beneficial interest redeemed	29,649,031	—	—	—
Collateral for securities loaned	91,541,238	179,987	214,133	15,312,549
Line of credit	—	—	—	193,417
Due to Adviser	778,030	1,728	2,077	55,504
Deferred Trustee fees	258,607	—	—	16,359
Accrued expenses	1,940,129	—	—	11,602
Total liabilities	167,011,914	925,744	1,026,638	15,589,431
NET ASSETS	$3,224,345,400	$8,444,830	$12,683,665	$189,432,477
Shares outstanding	128,322,682	400,000	600,000	17,200,000
Net asset value, redemption and offering price per share	$25.13	$21.11	$21.14	$11.01
Net Assets consist of:
Aggregate paid in capital	$4,090,910,368	$9,999,885	$14,999,828	$361,357,777
Total distributable earnings (loss)	(866,564,968)	(1,555,055)	(2,316,163)	(171,925,300)
NET ASSETS	$3,224,345,400	$8,444,830	$12,683,665	$189,432,477
(1) Value of securities on loan	$87,798,667	$183,947	$208,434	$50,909,349
(2) Cost of investments - Unaffiliated issuers	$3,474,675,710	$8,784,609	$13,282,431	$252,557,358
(3) Cost of short-term investments held as collateral for securities loaned	$91,541,238	$179,987	$214,133	$15,312,549
(4) Cost of cash denominated in foreign currency	$6,885,993	$—	$—	$—

See Notes to Financial Statements

100

VANECK ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2023

Preferred Securities ex Financials ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$1,058,952,086
Short-term investments held as collateral for securities loaned (3)	39,388,693
Cash	4,485,080
Receivables:
Investment securities sold	839,316
Shares of beneficial interest sold	3,473,016
Dividends and interest	3,068,604
Total assets	1,110,206,795

Liabilities:
Payables:
Investment securities purchased	10,774,891
Collateral for securities loaned	39,388,693
Due to Adviser	342,277
Deferred Trustee fees	36,282
Accrued expenses	20,256
Total liabilities	50,562,399
NET ASSETS	$1,059,644,396
Shares outstanding	60,500,000
Net asset value, redemption and offering price per share	$17.51

Net Assets consist of:
Aggregate paid in capital	$1,235,177,953
Total distributable earnings (loss)	(175,533,557)
NET ASSETS	$1,059,644,396
(1) Value of securities on loan	$39,470,761
(2) Cost of investments - Unaffiliated issuers	$1,166,680,671
(3) Cost of short-term investments held as collateral for securities loaned	$39,388,693

See Notes to Financial Statements

101

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2023

	BDC Income ETF	China Bond ETF	Dynamic High Income ETF (a)	Emerging Markets High Yield Bond ETF
Income:
Dividends - unaffiliated issuers	$59,355,749	$—	$—	$—
Dividends - affiliated issuers	—	—	11,272	—
Interest	22,979	2,469,335	716	34,301,109
Securities lending income	1,987,210	—	—	240,024
Foreign taxes withheld	—	(1,423)	—	—
Total income	61,365,938	2,467,912	11,988	34,541,133

Expenses:
Management fees	2,197,290	326,972	258	2,133,780
Professional fees	—	32,580	—	—
Custody and accounting fees	—	20,805	—	—
Reports to shareholders	—	12,838	—	—
Trustees’ fees and expenses	—	2,764	—	—
Registration fees	—	7,673	—	—
Insurance	—	3,712	—	—
Interest and taxes	119,213	4,188	—	171
Other	—	7,372	—	—
Total expenses	2,316,503	418,904	258	2,133,951
Waiver of management fees	—	(6,002)	—	—
Net expenses	2,316,503	412,902	258	2,133,951
Net investment income	59,049,435	2,055,010	11,730	32,407,182

Net realized gain (loss) on:
Investments - unaffiliated issuers	(37,784,544)	(5,235,932)	—	(39,073,684)
Investments - affiliated issuers	—	—	(2,103)	—
In-kind redemptions - unaffiliated issuers	11,750,495	—	—	(114,527,770)
Capital gain distributions from investment companies	2,129,073	—	—	—
Foreign currency transactions and foreign denominated assets and liabilities	—	(479,951)	—	2
Net realized loss	(23,904,976)	(5,715,883)	(2,103)	(153,601,452)

Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(58,310,532)	(197,968)	5,456	74,160,043
Investments - affiliated issuers	—	—	17,298	—
Foreign currency translations and foreign denominated assets and liabilities	—	122,725	—	78
Net change in unrealized appreciation (depreciation)	(58,310,532)	(75,243)	22,754	74,160,121
Net Increase (Decrease) in Net Assets Resulting from Operations	$(23,166,073)	$(3,736,116)	$32,381	$(47,034,149)

(a)	For the period November 2, 2022 (commencement of operations) through April 30, 2023.

See Notes to Financial Statements

102

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2023

	Fallen Angel High Yield Bond ETF	Green Bond ETF	IG Floating Rate ETF	International High Yield Bond ETF
Income:
Dividends	$—	$8,094	$—	$14
Interest	150,155,425	2,262,452	45,651,146	3,187,325
Securities lending income	1,944,073	22,696	58,519	22,229
Foreign taxes withheld	—	—	—	(108)
Total income	152,099,498	2,293,242	45,709,665	3,209,460

Expenses:
Management fees	10,586,530	157,689	1,564,521	242,537
Interest and taxes	17,242	428	8,149	689
Total expenses	10,603,772	158,117	1,572,670	243,226
Net investment income	141,495,726	2,135,125	44,136,995	2,966,234

Net realized gain (loss) on:
Investments	(133,086,519)	(1,967,650)	(4,850,420)	(3,589,569)
In-kind redemptions	(74,453,640)	(1,807,967)	744,392	(2,590,832)
Foreign currency transactions and foreign denominated assets and liabilities	—	—	—	(41,135)
Net realized loss	(207,540,159)	(3,775,617)	(4,106,028)	(6,221,536)

Net change in unrealized appreciation (depreciation) on:
Investments	45,359,290	1,503,619	(1,621,240)	3,243,696
Foreign currency translations and foreign denominated assets and liabilities	—	—	—	61,850
Net change in unrealized appreciation (depreciation)	45,359,290	1,503,619	(1,621,240)	3,305,546
Net Increase (Decrease) in Net Assets Resulting from Operations	$(20,685,143)	$(136,873)	$38,409,727	$50,244

See Notes to Financial Statements

103

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2023

	J.P. Morgan EM Local Currency Bond ETF	Moody’s Analytics BBB Corporate Bond ETF	Moody’s Analytics IG Corporate Bond ETF	Mortgage REIT Income ETF
Income:
Dividends	$—	$—	$—	$17,502,735
Interest	187,229,790	332,264	464,794	5,150
Securities lending income	183,678	1,788	4,086	151,136
Foreign taxes withheld	(4,682,086)	—	—	—
Total income	182,731,382	334,052	468,880	17,659,021

Expenses:
Management fees	7,993,895	20,792	25,043	726,235
Professional fees	55,230	—	—	—
Custody and accounting fees	628,304	—	—	—
Reports to shareholders	293,987	—	—	—
Trustees’ fees and expenses	158,714	—	—	—
Registration fees	34,638	—	—	—
Insurance	44,157	—	—	—
Interest and taxes	65,156	58	58	46,834
Other	29,945	—	—	—
Total expenses	9,304,026	20,850	25,101	773,069
Waiver of management fees	(356,765)	—	—	—
Net expenses	8,947,261	20,850	25,101	773,069
Net investment income	173,784,121	313,202	443,779	16,885,952

Net realized gain (loss) on:
Investments (1)	(225,359,071)	(879,505)	(1,334,692)	(26,078,236)
In-kind redemptions	(4,402,732)	—	—	1,052,298
Foreign currency transactions and foreign denominated assets and liabilities	(5,893,789)	—	—	—
Net realized loss	(235,655,592)	(879,505)	(1,334,692)	(25,025,938)

Net change in unrealized appreciation (depreciation) on:
Investments (2)	198,001,123	702,133	1,037,261	(27,385,519)
Foreign currency translations and foreign denominated assets and liabilities	3,335,902	—	—	—
Net change in unrealized appreciation (depreciation)	201,337,025	702,133	1,037,261	(27,385,519)
Net Increase (Decrease) in Net Assets Resulting from Operations	$139,465,554	$135,830	$146,348	$(35,525,505)
(1) Net of foreign taxes	$(222,850)	$—	$—	$—
(2) Net of foreign taxes	$(835,250)	$—	$—	$—

See Notes to Financial Statements

104

VANECK ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended April 30, 2023

Preferred Securities ex Financials ETF
Income:
Dividends	$64,404,171
Interest	83,028
Securities lending income	1,722,837
Foreign taxes withheld	(168,214)
Total income	66,041,822

Expenses:
Management fees	3,952,219
Interest and taxes	65,292
Total expenses	4,017,511
Net investment income	62,024,311

Net realized gain (loss) on:
Investments	(15,636,197)
In-kind redemptions	4,979,384
Net realized loss	(10,656,813)

Net change in unrealized appreciation (depreciation) on:
Investments	(76,072,758)
Net change in unrealized appreciation (depreciation)	(76,072,758)
Net Decrease in Net Assets Resulting from Operations	$(24,705,260)

See Notes to Financial Statements

105

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	BDC Income ETF		China Bond ETF
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022

Operations:
Net investment income	$59,049,435	$43,156,676	$2,055,010	$3,505,616
Net realized gain (loss)	(23,904,976)	19,570,650	(5,715,883)	183,640
Net change in unrealized appreciation (depreciation)	(58,310,532)	(29,787,379)	(75,243)	(4,527,783)
Net increase (decrease) in net assets resulting from operations	(23,166,073)	32,939,947	(3,736,116)	(838,527)
Distributions to shareholders from:
Distributable earnings	(59,501,743)	(42,704,368)	—	(4,150,280)
Return of capital	(1,673,017)	—	(1,816,350)	(44,520)
Total distributions	(61,174,760)	(42,704,368)	(1,816,350)	(4,194,800)

Share transactions*:
Proceeds from sale of shares	184,695,569	334,820,169	—	91,337,821
Cost of shares redeemed	(148,132,044)	(111,985,789)	(80,600,929)	(60,220,705)
Increase (decrease) in net assets resulting from share transactions	36,563,525	222,834,380	(80,600,929)	31,117,116
Total increase (decrease) in net assets	(47,777,308)	213,069,959	(86,153,395)	26,083,789
Net Assets, beginning of year	625,030,252	411,960,293	129,587,141	103,503,352
Net Assets, end of year	$577,252,944	$625,030,252	$43,433,746	$129,587,141
*Shares of Common Stock Issued (no par value)
Shares sold	12,250,000	19,225,000	—	3,700,000
Shares redeemed	(9,850,000)	(6,500,000)	(3,600,000)	(2,500,000)
Net increase (decrease)	2,400,000	12,725,000	(3,600,000)	1,200,000

See Notes to Financial Statements

106

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Dynamic High Income ETF	Emerging Markets High Yield Bond ETF
	Period Ended April 30, 2023 (a)	Year Ended April 30, 2023	Year Ended April 30, 2022

Operations:
Net investment income	$11,730	$32,407,182	$64,361,459
Net realized loss	(2,103)	(153,601,452)	(92,945,941)
Net change in unrealized appreciation (depreciation)	22,754	74,160,121	(150,062,233)
Net increase (decrease) in net assets resulting from operations	32,381	(47,034,149)	(178,646,715)
Distributions to shareholders from:
Distributable earnings	(11,730)	(37,523,220)	(63,324,700)
Return of capital	(1,494)	—	—
Total distributions	(13,224)	(37,523,220)	(63,324,700)

Share transactions*:
Proceeds from sale of shares	502,576	49,753,232	672,209,046
Cost of shares redeemed	—	(685,821,304)	(63,006,428)
Increase (decrease) in net assets resulting from share transactions	502,576	(636,068,072)	609,202,618
Total increase (decrease) in net assets	521,733	(720,625,441)	367,231,203
Net Assets, beginning of period	—	1,151,638,253	784,407,050
Net Assets, end of period	$521,733	$431,012,812	$1,151,638,253
*Shares of Common Stock Issued (no par value)
Shares sold	20,000	2,700,000	28,600,000
Shares redeemed	—	(38,000,000)	(2,800,000)
Net increase (decrease)	20,000	(35,300,000)	25,800,000

(a) For the period November 2, 2022 (commencement of operations) through April 30, 2023.

See Notes to Financial Statements

107

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Fallen Angel High Yield Bond ETF		Green Bond ETF
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022

Operations:
Net investment income	$141,495,726	$180,386,770	$2,135,125	$2,007,447
Net realized gain (loss)	(207,540,159)	238,934,423	(3,775,617)	(1,668,817)
Net change in unrealized appreciation (depreciation)	45,359,290	(708,202,399)	1,503,619	(10,193,647)
Net decrease in net assets resulting from operations	(20,685,143)	(288,881,206)	(136,873)	(9,855,017)
Distributions to shareholders from:
Distributable earnings	(148,186,700)	(188,041,825)	(2,159,765)	(2,002,035)

Share transactions*:
Proceeds from sale of shares	1,920,657,258	2,049,188,613	—	22,989,592
Cost of shares redeemed	(2,794,164,212)	(2,661,837,362)	(17,574,625)	—
Increase (decrease) in net assets resulting from share transactions	(873,506,954)	(612,648,749)	(17,574,625)	22,989,592
Total increase (decrease) in net assets	(1,042,378,797)	(1,089,571,780)	(19,871,263)	11,132,540
Net Assets, beginning of year	3,825,844,454	4,915,416,234	95,331,129	84,198,589
Net Assets, end of year	$2,783,465,657	$3,825,844,454	$75,459,866	$95,331,129
*Shares of Common Stock Issued (no par value)
Shares sold	69,550,000	63,250,000	—	850,000
Shares redeemed	(101,400,000)	(83,700,000)	(750,000)	—
Net increase (decrease)	(31,850,000)	(20,450,000)	(750,000)	850,000

See Notes to Financial Statements

108

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	IG Floating Rate ETF		International High Yield Bond ETF
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022

Operations:
Net investment income	$44,136,995	$4,345,673	$2,966,234	$4,287,712
Net realized loss	(4,106,028)	(452,629)	(6,221,536)	(3,710,828)
Net change in unrealized appreciation (depreciation)	(1,621,240)	(9,541,387)	3,305,546	(15,906,510)
Net increase (decrease) in net assets resulting from operations	38,409,727	(5,648,343)	50,244	(15,329,626)
Distributions to shareholders from:
Distributable earnings	(39,541,190)	(4,310,490)	(2,745,823)	(4,424,650)
Return of capital	—	—	(324,327)	—
Total distributions	(39,541,190)	(4,310,490)	(3,070,150)	(4,424,650)

Share transactions*:
Proceeds from sale of shares	331,514,195	591,005,339	11,761,829	15,502,482
Cost of shares redeemed	(318,579,661)	(6,337,388)	(22,099,405)	(16,605,485)
Increase (decrease) in net assets resulting from share transactions	12,934,534	584,667,951	(10,337,576)	(1,103,003)
Total increase (decrease) in net assets	11,803,071	574,709,118	(13,357,482)	(20,857,279)
Net Assets, beginning of year	1,134,517,781	559,808,663	79,415,912	100,273,191
Net Assets, end of year	$1,146,320,852	$1,134,517,781	$66,058,430	$79,415,912
*Shares of Common Stock Issued (no par value)
Shares sold	13,250,000	23,400,000	600,000	600,000
Shares redeemed	(12,800,000)	(250,000)	(1,100,000)	(700,000)
Net increase (decrease)	450,000	23,150,000	(500,000)	(100,000)

See Notes to Financial Statements

109

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	J.P. Morgan EM Local Currency Bond ETF		Moody’s Analytics BBB Corporate Bond ETF
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022

Operations:
Net investment income	$173,784,121	$174,168,592	$313,202	$221,068
Net realized loss	(235,655,592)	(315,225,088)	(879,505)	(195,230)
Net change in unrealized appreciation (depreciation)	201,337,025	(402,051,015)	702,133	(1,083,250)
Net increase (decrease) in net assets resulting from operations	139,465,554	(543,107,511)	135,830	(1,057,412)
Distributions to shareholders from:
Distributable earnings	(23,143,273)	(88,822,978)	(299,760)	(226,760)
Return of capital	(149,840,524)	(81,656,280)	—	—
Total distributions	(172,983,797)	(170,479,258)	(299,760)	(226,760)

Share transactions*:
Proceeds from sale of shares	459,045,576	727,013,716	—	—
Cost of shares redeemed	(274,639,215)	(319,840,315)	—	—
Increase in net assets resulting from share transactions	184,406,361	407,173,401	—	—
Total increase (decrease) in net assets	150,888,118	(306,413,368)	(163,930)	(1,284,172)
Net Assets, beginning of year	3,073,457,282	3,379,870,650	8,608,760	9,892,932
Net Assets, end of year	$3,224,345,400	$3,073,457,282	$8,444,830	$8,608,760
*Shares of Common Stock Issued (no par value)
Shares sold	18,400,000	24,600,000	—	—
Shares redeemed	(11,400,000)	(11,800,000)	—	—
Net increase	7,000,000	12,800,000	—	—

See Notes to Financial Statements

110

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Moody’s Analytics IG Corporate Bond ETF		Mortgage REIT Income ETF
	Year Ended April 30, 2023	Year Ended April 30, 2022	Year Ended April 30, 2023	Year Ended April 30, 2022

Operations:
Net investment income	$443,779	$311,484	$16,885,952	$12,587,387
Net realized gain (loss)	(1,334,692)	(186,082)	(25,025,938)	20,578,763
Net change in unrealized appreciation (depreciation)	1,037,261	(1,588,310)	(27,385,519)	(75,253,305)
Net increase (decrease) in net assets resulting from operations	146,348	(1,462,908)	(35,525,505)	(42,087,155)
Distributions to shareholders from:
Distributable earnings	(430,440)	(317,460)	(16,885,952)	(12,587,387)
Return of capital	—	—	(5,467,268)	(12,142,443)
Total distributions	(430,440)	(317,460)	(22,353,220)	(24,729,830)

Share transactions*:
Proceeds from sale of shares	—	—	61,069,628	65,857,830
Cost of shares redeemed	—	—	(24,680,759)	(98,402,686)
Increase (decrease) in net assets resulting from share transactions	—	—	36,388,869	(32,544,856)
Total decrease in net assets	(284,092)	(1,780,368)	(21,489,856)	(99,361,841)
Net Assets, beginning of year	12,967,757	14,748,125	210,922,333	310,284,174
Net Assets, end of year	$12,683,665	$12,967,757	$189,432,477	$210,922,333
*Shares of Common Stock Issued (no par value)
Shares sold	—	—	5,250,000	3,400,000
Shares redeemed	—	—	(1,900,000)	(5,500,000)
Net increase (decrease)	—	—	3,350,000	(2,100,000)

See Notes to Financial Statements

111

VANECK ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Preferred Securities ex Financials ETF
	Year Ended April 30, 2023	Year Ended April 30, 2022

Operations:
Net investment income	$62,024,311	$49,350,029
Net realized gain (loss)	(10,656,813)	7,379,453
Net change in unrealized appreciation (depreciation)	(76,072,758)	(98,397,267)
Net decrease in net assets resulting from operations	(24,705,260)	(41,667,785)
Distributions to shareholders from:
Distributable earnings	(62,856,300)	(55,455,503)
Return of capital	—	(932,857)
Total distributions	(62,856,300)	(56,388,360)

Share transactions*:
Proceeds from sale of shares	232,255,280	200,215,786
Cost of shares redeemed	(87,347,038)	(47,757,119)
Increase in net assets resulting from share transactions	144,908,242	152,458,667
Total increase in net assets	57,346,682	54,402,522
Net Assets, beginning of year	1,002,297,714	947,895,192
Net Assets, end of year	$1,059,644,396	$1,002,297,714
*Shares of Common Stock Issued (no par value)
Shares sold	13,000,000	9,500,000
Shares redeemed	(4,850,000)	(2,350,000)
Net increase	8,150,000	7,150,000

See Notes to Financial Statements

112

VANECK ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	BDC Income ETF
	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$16.76	$16.76	$10.75	$16.55	$16.10
Net investment income (a)	1.63	1.44	1.43	1.54	1.59
Net realized and unrealized gain (loss) on investments	(2.18)	(0.06)	6.02	(5.86)	0.41
Total from investment operations	(0.55)	1.38	7.45	(4.32)	2.00
Distributions from:
Net investment income	(1.63)	(1.38)	(1.44)	(1.48)	(1.55)
Return of capital	(0.04)	—	— (b)	—	—
Total distributions	(1.67)	(1.38)	(1.44)	(1.48)	(1.55)
Net asset value, end of year	$14.54	$16.76	$16.76	$10.75	$16.55
Total return (c)	(2.60)%	8.23%	73.81%	(27.77)%	13.27%

Ratios to average net assets
Gross expenses (d)	0.42%	0.41%	0.46%	0.48%	0.47%
Net expenses (d)	0.42%	0.41%	0.41%	0.41%	0.41%
Net expenses excluding interest and taxes (d)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	10.75%	8.34%	10.57%	9.95%	9.73%
Supplemental data
Net assets, end of year (in millions)	$577	$625	$412	$170	$207
Portfolio turnover rate (e)	28%	29%	26%	22%	13%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Periods after April 30, 2021 reflect a unitary management fee structure.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

113

VANECK ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	China Bond ETF
	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$23.56	$24.07	$22.39	$22.89	$24.14
Net investment income (a)	0.57	0.66	0.73	0.87	0.75
Net realized and unrealized gain (loss) on investments	(0.76)	(0.40)	1.60	(0.49)	(1.24)
Total from investment operations	(0.19)	0.26	2.33	0.38	(0.49)
Distributions from:
Net investment income	—	(0.76)	(0.65)	(0.79)	(0.38)
Return of capital	(0.51)	(0.01)	—	(0.09)	(0.38)
Total distributions	(0.51)	(0.77)	(0.65)	(0.88)	(0.76)
Net asset value, end of year	$22.86	$23.56	$24.07	$22.39	$22.89
Total return (b)	(0.80)%	1.02%	10.56%	1.76%	(1.98)%

Ratios to average net assets
Gross expenses	0.51%	0.52%	0.68%	3.53%	2.25%
Net expenses	0.51%	0.51%	0.50%	0.50%	0.50%
Net expenses excluding interest and taxes	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income	2.51%	2.70%	3.07%	3.93%	3.29%
Supplemental data
Net assets, end of year (in millions)	$43	$130	$104	$4	$5
Portfolio turnover rate (c)	10%	60%	17%	21%	22%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

114

VANECK ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Dynamic High Income ETF

	Period Ended April 30, 2023(a)

Net asset value, beginning of period	$25.13
Net investment income (b)	0.59
Net realized and unrealized gain on investments	1.03
Total from investment operations	1.62
Distributions from:
Net investment income	(0.59)
Return of capital	(0.07)
Total distributions	(0.66)
Net asset value, end of period	$26.09
Total return (c)	6.47	%(d)

Ratios to average net assets
Expenses	0.10	%(e)
Net investment income	4.55	%(e)
Supplemental data
Net assets, end of period (in millions)	$1
Portfolio turnover rate (f)	8	%(d)

(a)	For the period November 2, 2022 (commencement of operations) through April 30, 2023.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

115

VANECK ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Emerging Markets High Yield Bond ETF
	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$19.52	$23.63	$20.54	$23.34	$23.83
Net investment income (a)	1.10	1.20	1.29	1.42	1.33
Net realized and unrealized gain (loss) on investments	(1.25)	(4.11)	3.06	(2.77)	(0.46)
Total from investment operations	(0.15)	(2.91)	4.35	(1.35)	0.87
Distributions from:
Net investment income	(1.18)	(1.20)	(1.26)	(1.45)	(1.36)
Net asset value, end of year	$18.19	$19.52	$23.63	$20.54	$23.34
Total return (b)	(0.56)%	(12.84)%	21.53%	(6.27)%	3.93%

Ratios to average net assets
Gross expenses (c)	0.40%	0.40%	0.45%	0.47%	0.46%
Net expenses (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	6.08%	5.39%	5.58%	6.19%	5.81%
Supplemental data
Net assets, end of year (in millions)	$431	$1,152	$784	$308	$261
Portfolio turnover rate (d)	21%	34%	31%	28%	27%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

116

VANECK ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Fallen Angel High Yield Bond ETF
	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$28.94	$32.20	$26.84	$29.00	$29.19
Net investment income (a)	1.29	1.19	1.49	1.54	1.64
Net realized and unrealized gain (loss) on investments	(1.15)	(3.22)	5.35	(2.16)	(0.24)
Total from investment operations	0.14	(2.03)	6.84	(0.62)	1.40
Distributions from:
Net investment income	(1.34)	(1.23)	(1.48)	(1.54)	(1.59)
Net asset value, end of year	$27.74	$28.94	$32.20	$26.84	$29.00
Total return (b)	0.60%	(6.63)%	25.95%	(2.38)%	5.04%

Ratios to average net assets
Gross expenses (c)	0.35%	0.35%	0.43%	0.43%	0.45%
Net expenses (c)	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	4.68%	3.70%	4.83%	5.35%	5.76%
Supplemental data
Net assets, end of year (in millions)	$2,783	$3,826	$4,915	$1,683	$976
Portfolio turnover rate (d)	31%	44%	27%	68%	29%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

117

VANECK ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Green Bond ETF
	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$24.13	$27.16	$26.85	$25.87	$26.54
Net investment income (a)	0.63	0.55	0.55	0.58	0.34
Net realized and unrealized gain (loss) on investments	(0.54)	(3.03)	0.28 (b)	1.00	(0.68)
Total from investment operations	0.09	(2.48)	0.83	1.58	(0.34)
Distributions from:
Net investment income	(0.64)	(0.55)	(0.52)	(0.50)	(0.29)
Return of capital	—	—	—	(0.10)	(0.04)
Total distributions	(0.64)	(0.55)	(0.52)	(0.60)	(0.33)
Net asset value, end of year	$23.58	$24.13	$27.16	$26.85	$25.87
Total return (c)	0.41%	(9.30)%	3.07%	6.17%	(1.25)%

Ratios to average net assets
Gross expenses (d)	0.20%	0.20%	0.65%	0.83%	1.02%
Net expenses (d)	0.20%	0.20%	0.20%	0.23%	0.33%
Net investment income	2.71%	2.07%	2.01%	2.17%	1.32%
Supplemental data
Net assets, end of year (in millions)	$75	$95	$84	$32	$26
Portfolio turnover rate (e)	20%	19%	25%	83%	28%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Periods after April 30, 2021 reflect a unitary management fee structure.
(e)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

118

VANECK ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	IG Floating Rate ETF
	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$25.07	$25.33	$24.61	$25.25	$25.32
Net investment income (a)	0.98	0.14	0.23	0.68	0.77
Net realized and unrealized gain (loss) on investments	(0.09)	(0.25)	0.76	(0.61)	(0.10)
Total from investment operations	0.89	(0.11)	0.99	0.07	0.67
Distributions from:
Net investment income	(0.88)	(0.15)	(0.27)	(0.71)	(0.74)
Net asset value, end of year	$25.08	$25.07	$25.33	$24.61	$25.25
Total return (b)	3.61%	(0.45)%	4.07%	0.26%	2.71%

Ratios to average net assets
Gross expenses (c)	0.14%	0.14%	0.39%	0.40%	0.40%
Net expenses (c)	0.14%	0.14%	0.14%	0.14%	0.14%
Net investment income	3.95%	0.56%	0.93%	2.70%	3.05%
Supplemental data
Net assets, end of year (in millions)	$1,146	$1,135	$560	$461	$542
Portfolio turnover rate (d)	55%	78%	72%	40%	30%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

119

VANECK ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	International High Yield Bond ETF
	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$20.90	$25.71	$22.21	$24.54	$25.20
Net investment income (a)	0.96	1.02	1.13	1.26	1.13
Net realized and unrealized gain (loss) on investments	(0.85)	(4.78)	3.54	(2.33)	(0.65)
Total from investment operations	0.11	(3.76)	4.67	(1.07)	0.48
Distributions from:
Net investment income	(0.89)	(1.05)	(1.10)	(1.17)	(1.08)
Return of capital	(0.10)	—	(0.07)	(0.09)	(0.06)
Total distributions	(0.99)	(1.05)	(1.17)	(1.26)	(1.14)
Net asset value, end of year	$20.02	$20.90	$25.71	$22.21	$24.54
Total return (b)	0.78%	(15.07)%	21.30%	(4.67)%	2.08%

Ratios to average net assets
Gross expenses (c)	0.40%	0.40%	0.56%	0.62%	0.54%
Net expenses (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	4.89%	4.21%	4.54%	5.17%	4.66%
Supplemental data
Net assets, end of year (in millions)	$66	$79	$100	$89	$113
Portfolio turnover rate (d)	22%	25%	33%	37%	32%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

120

VANECK ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	J.P. Morgan EM Local Currency Bond ETF
	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$25.33	$31.14	$29.36	$33.11	$37.56
Net investment income (a)	1.43	1.47	1.55	2.00	2.14
Net realized and unrealized gain (loss) on investments	(0.21)	(5.84)	1.78	(3.75)	(4.45)
Total from investment operations	1.22	(4.37)	3.33	(1.75)	(2.31)
Distributions from:
Net investment income	(0.18)	(0.77)	(0.01)	(0.48)	(1.36)
Return of capital	(1.24)	(0.67)	(1.54)	(1.52)	(0.78)
Total distributions	(1.42)	(1.44)	(1.55)	(2.00)	(2.14)
Net asset value, end of year	$25.13	$25.33	$31.14	$29.36	$33.11
Total return (b)	5.16%	(14.56)%	11.40%	(5.79)%	(6.05)%

Ratios to average net assets
Gross expenses	0.31%	0.32%	0.31%	0.36%	0.41%
Net expenses	0.30%	0.30%	0.30%	0.30%	0.31%
Net investment income	5.87%	5.00%	4.92%	6.05%	6.35%
Supplemental data
Net assets, end of year (in millions)	$3,224	$3,073	$3,380	$3,339	$5,332
Portfolio turnover rate (c)	29%	33%	40%	39%	36%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

121

VANECK ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Moody’s Analytics BBB Corporate Bond ETF
	Year Ended April 30,
	2023	2022	Period Ended April 30, 2021(a)

Net asset value, beginning of period	$21.52	$24.73	$25.00
Net investment income (b)	0.78	0.55	0.22
Net realized and unrealized loss on investments	(0.44)	(3.19)	(0.30)
Total from investment operations	0.34	(2.64)	(0.08)
Distributions from:
Net investment income	(0.75)	(0.57)	(0.19)
Net asset value, end of period	$21.11	$21.52	$24.73
Total return (c)	1.70%	(10.96)%	(0.32	)%(d)

Ratios to average net assets
Expenses	0.25%	0.25%	0.25	%(e)
Net investment income	3.75%	2.26%	2.14	%(e)
Supplemental data
Net assets, end of period (in millions)	$8	$9	$10
Portfolio turnover rate (f)	91%	48%	35	%(d)

(a)	For the period December 2, 2020 (commencement of operations) through April 30, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

122

VANECK ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Moody’s Analytics IG Corporate Bond ETF
	Year Ended April 30,
	2023	2022	Period Ended April 30, 2021(a)

Net asset value, beginning of period	$21.61	$24.58	$25.00
Net investment income (b)	0.74	0.52	0.21
Net realized and unrealized loss on investments	(0.49)	(2.96)	(0.45)
Total from investment operations	0.25	(2.44)	(0.24)
Distributions from:
Net investment income	(0.72)	(0.53)	(0.18)
Net asset value, end of period	$21.14	$21.61	$24.58
Total return (c)	1.22%	(10.15)%	(0.97	)%(d)

Ratios to average net assets
Expenses	0.20%	0.20%	0.20	%(e)
Net investment income	3.53%	2.13%	2.10	%(e)
Supplemental data
Net assets, end of period (in millions)	$13	$13	$15
Portfolio turnover rate (f)	84%	53%	28	%(d)

(a)	For the period December 2, 2020 (commencement of operations) through April 30, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized
(f)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

123

VANECK ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Mortgage REIT Income ETF
	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$15.23	$19.45	$11.42	$23.63	$22.71
Net investment income (a)	1.21	0.76	0.86	1.45	1.68
Net realized and unrealized gain (loss) on investments	(3.82)	(3.44)	8.49	(11.90)	0.94
Total from investment operations	(2.61)	(2.68)	9.35	(10.45)	2.62
Distributions from:
Net investment income	(1.21)	(0.79)	(0.83)	(1.45)	(1.67)
Return of capital	(0.40)	(0.75)	(0.49)	(0.31)	(0.03)
Total distributions	(1.61)	(1.54)	(1.32)	(1.76)	(1.70)
Net asset value, end of year	$11.01	$15.23	$19.45	$11.42	$23.63
Total return (b)	(16.95)%	(14.74)%	85.71%	(46.63)%	12.00%

Ratios to average net assets
Gross expenses (c)	0.43%	0.41%	0.49%	0.50%	0.49%
Net expenses (c)	0.43%	0.41%	0.41%	0.41%	0.42%
Net expenses excluding interest and taxes (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	9.30%	4.15%	5.55%	6.70%	7.19%
Supplemental data
Net assets, end of year (in millions)	$189	$211	$310	$119	$175
Portfolio turnover rate (d)	19%	12%	31%	16%	35%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

124

VANECK ETF TRUST
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

	Preferred Securities ex Financials ETF
	Year Ended April 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of year	$19.15	$20.97	$18.23	$19.37	$19.09
Net investment income (a)	1.12	1.01	0.98	1.06	1.13
Net realized and unrealized gain (loss) on investments	(1.62)	(1.68)	2.72	(1.12)	0.32
Total from investment operations	(0.50)	(0.67)	3.70	(0.06)	1.45
Distributions from:
Net investment income	(1.14)	(1.13)	(0.96)	(1.08)	(1.17)
Return of capital	—	(0.02)	—	—	—
Total distributions	(1.14)	(1.15)	(0.96)	(1.08)	(1.17)
Net asset value, end of year	$17.51	$19.15	$20.97	$18.23	$19.37
Total return (b)	(2.50)%	(3.61)%	20.78%	(0.54)%	7.90%

Ratios to average net assets
Gross expenses (c)	0.41%	0.40%	0.43%	0.44%	0.46%
Net expenses (c)	0.41%	0.40%	0.40%	0.41%	0.41%
Net expenses excluding interest and taxes (c)	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	6.28%	4.79%	4.97%	5.41%	5.92%
Supplemental data
Net assets, end of year (in millions)	$1,060	$1,002	$948	$689	$584
Portfolio turnover rate (d)	27%	37%	36%	45%	31%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	Periods after April 30, 2021 reflect a unitary management fee structure.
(d)	Portfolio turnover rate excludes in-kind transactions.

See Notes to Financial Statements

125

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

April 30, 2023

Note 1—Fund Organization—VanEck ETF Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and offers multiple investment portfolios, each of which represents a separate series of the Trust. These financial statements relate only to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

BDC Income ETF (“BDC Income”)	Diversified
China Bond ETF (“China Bond”)	Non-Diversified
Dynamic High Income ETF (Dynamic Income”)	Non-Diversified
Emerging Markets High Yield Bond ETF (“Emerging Markets High Yield”)	Diversified
Fallen Angel High Yield Bond ETF (“Fallen Angel”)	Diversified
Green Bond ETF (“Green Bond”)	Diversified
IG Floating Rate ETF (“Floating Rate”)*	Non-Diversified
International High Yield Bond ETF (“International High Yield”)	Diversified
J.P. Morgan EM Local Currency Bond ETF (“J.P. Morgan EM”)	Non-Diversified
Moody’s Analytics BBB Corporate Bond ETF (“Moody’s Analytics BBB”)	Non-Diversified
Moody’s Analytics IG Corporate Bond ETF (“Moody’s Analytics IG”)	Non-Diversified
Mortgage REIT Income ETF (“Mortgage REIT”)	Non-Diversified
Preferred Securities ex Financials ETF (“Preferred Securities”)	Non-Diversified

*Formerly known as Investment Grade Floating Rate ETF.

Each Fund’s investment objective, except Dynamic High Income ETF, is to replicate as closely as possible, before fees and expenses, the price and yield performance of its index which are listed in the table below. The investment objective of Dynamic High Income ETF is to provide high current income with consideration for capital appreciation.

Fund	Index

BDC Income	MVIS® US Business Development Companies Index
China Bond	ChinaBond China High Quality Bond Index
Emerging Markets High Yield	ICE BofA Diversified High Yield US Emerging Markets Corporate Plus Index
Fallen Angel	ICE US Fallen Angel High Yield 10% Constrained Index
Green Bond	S&P Green Bond U.S. Dollar Select Index
Floating Rate	MVIS® US Investment Grade Floating Rate Index
International High Yield	ICE BofA Global ex-US Issuers High Yield Constrained Index
J.P. Morgan EM	J.P. Morgan GBI-EM Global Core Index
Moody’s Analytics BBB	MVIS® Moody’s Analytics® US BBB Corporate Bond Index
Moody’s Analytics IG	MVIS® Moody’s Analytics® US Investment Grade Corporate Bond Index
Mortgage REIT	MVIS® US Mortgage REITs Index
Preferred Securities	ICE Exchange-Listed Fixed & Adjustable Rate Non-Financial Preferred Securities
Index

The Funds (except BDC Income, Dynamic Income, Mortgage REIT and Preferred Securities) expect to use a sampling approach in seeking to achieve their objectives. Sampling means that Van Eck Associates Corporation (the “Adviser”) uses quantitative analysis to select bonds and other securities that represent a sample of securities in the index in terms of key risk factors, performance attributes and other characteristics. The number of securities in each Fund will be based upon several factors, including asset size of the Fund. The Adviser generally expects each Fund to hold less than the total number of securities in the index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective. China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to China Bond. China Bond seeks to achieve its investment objective by primarily investing in bonds issued in the People’s Republic of China (“PRC”) via the Sub-Adviser. BDC Income, Mortgage REIT and Preferred Securities each seek to achieve their investment objective through a portfolio of securities in substantially the same weighting as their index. Dynamic High Income ETF is an actively managed exchange-traded fund that

126

seeks to achieve its investment objective by investing in exchange traded products (“ETPs”) that are registered under the applicable federal securities laws and that invest in securities that generate income.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A. Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

Securities traded on national exchanges are valued at the closing price on the markets in which the   securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ   official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which   no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are   actively traded, they are categorized as Level 1 in the fair value hierarchy. Money market fund investments   are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Debt securities   are valued on the basis of evaluated prices furnished by an independent pricing service or provided by   securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield   or price with respect to bonds that are considered comparable in characteristics such as rating, interest   rate and maturity date and or (ii) quotations from bond dealers to determine current value, and are   categorized as Level 2 in the fair value hierarchy (described below). Short-term debt securities with sixty   days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value.   The Funds’ Board of Trustees (“Trustees”) has designated the Adviser as valuation designee to perform the   Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements.   The Adviser has adopted policies and procedures reasonably designed to comply with the requirements.   The Pricing Committee of the Adviser provides oversight of the Funds’ valuation policies and procedures,   which are approved by the Trustees. Among other things, these procedures allow the Funds to utilize   independent pricing services, quotations from securities dealers, and other market sources to determine   fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or   other assets. If market quotations for a security or other asset are not readily available, or if the Adviser   believes they do not otherwise reflect the fair value of a security or asset, the security or asset will be   fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures.   The Pricing Committee employs various methods for calibrating the valuation approaches utilized to   determine fair value, including a regular review of key inputs and assumptions, periodic comparisons

127

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

C.	Distributions to Shareholders—Dividends to shareholders from net investment income, if any, are declared and paid at least monthly by each Fund (except BDC Income and Mortgage REIT, which are declared and paid quarterly). Distributions of net realized capital gains, if any, are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. Any currency denominated in Rubles cannot be repatriated and such currency was valued at $0 as of April 30, 2023.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may receive cash and or securities as collateral for securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral received for securities lending in the form of money market fund investments, if any, at April 30,
128

2023 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued using the effective interest method. Interest income is generally not earned on debt securities in default or upon determination that the income is not realizable. Dividend income is recorded on the ex-dividend date.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

The character of distributions received from certain investments may be comprised of net investment income, capital gains, and return of capital. It is the Funds’ policy to estimate the character of distributions received from these investments based on historical data if actual amounts are not available. After each calendar year end, these investments report the actual tax character of distributions. Differences between the estimated and actual amounts are reflected in the Funds’ records in the year in which they are reported by adjusting the related cost basis of investments, capital gains and income, as necessary.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

China Bond is required to hold foreign investor minimum settlement reserve funds by the China Securities Depository and Clearing Corporation Limited. Refer to cash denominated in foreign currency, at value on the Statement of Assets and Liabilities for the amount held at April 30, 2023.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of each Fund’s average daily net assets. The Adviser has agreed, until at least September 1, 2023, to waive management fees and assume expenses to prevent total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding the expense limitations for the Funds listed in the table below.

The expense limitations and management fee rates for the year ended April 30, 2023 are as follows:

Fund	Management Fees	Expense Limitations
China Bond	0.40%	0.50%
J.P. Morgan EM	0.27	0.30

Refer to the Statements of Operations for amounts waived/assumed by the Adviser.

The Funds listed in the table below utilize a unitary management fee structure where the Adviser will pay all Fund expenses, except for the fee payment under the investment management agreement, acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses.

Fund	Unitary Management Fee Rate
BDC Income	0.40%
Dynamic Income	0.10
Emerging Markets High Yield	0.40
Fallen Angel	0.35
Floating Rate	0.14
Green Bond	0.20
International High Yield	0.40
Moody’s Analytics BBB	0.25
129

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Unitary Management Fee Rate
Moody’s Analytics IG	0.20
Mortgage REIT	0.40
Preferred Securities	0.40

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

At April 30, 2023, the Adviser owned approximately 82% and 47% of Moody’s Analytics BBB and Moody’s Analytics IG, respectively.

Note 4—Capital Share Transactions—As of April 30, 2023, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Fund shares are not individually redeemable and are issued and redeemed at their net asset value per share only through certain authorized broker-dealers (“Authorized Participants”) in blocks of shares (“Creation Units”).

The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index (“Deposit Securities”) plus a balancing cash component to equate the transaction to the net asset value per share of the Fund on the transaction date. Cash may also be substituted in an amount equivalent to the value of certain Deposit Securities, generally as a result of market circumstances, or when the securities are not available in sufficient quantity for delivery, or are not eligible for trading by the Authorized Participant. The Funds may issue Creation Units in advance of receipt of Deposit Securities subject to various conditions, including, for the benefit of the Funds, a requirement to maintain cash collateral on deposit at the custodian equal to at least 115% of the daily marked to market value of the missing Deposit Securities.

Authorized Participants purchasing and redeeming Creation Units may pay transaction fees directly to the transfer agent. In addition, the Funds may impose variable fees on the purchase or redemption of Creation Units for cash, or on transactions effected outside the clearing process, to defray certain transaction costs. These variable fees, if any, are reflected in share transactions in the Statements of Changes in Net Assets.

Note 5—Investments—For the year ended April 30, 2023, purchases and sales of investments (excluding short-term investments and in-kind capital share transactions) and the purchases and sales of investments resulting from in-kind capital share transactions (excluding short-term investments) were as follows:

			In-Kind Capital Share Transactions
Fund	Purchases	Sales	Purchases	Sales
BDC Income	$153,931,266	$152,797,456	$184,594,979	$148,261,800
China Bond	7,653,473	81,640,065	—	—
Dynamic Income	88,835	42,094	455,228	—
Emerging Markets High Yield	121,362,889	112,887,972	35,512,695	665,569,815
Fallen Angel	933,684,246	923,848,964	1,836,919,764	2,685,212,673
Floating Rate	602,891,187	608,646,216	289,241,324	283,878,044
Green Bond	15,787,742	16,791,653	—	16,297,596
International High Yield	16,854,178	13,152,305	7,624,886	21,630,303
J.P. Morgan EM	1,010,571,313	846,962,360	141,351,526	159,315,955
Moody’s Analytics BBB	7,488,330	7,426,288	—	—
Moody’s Analytics IG	10,452,686	10,367,587	—	—
Mortgage REIT	35,257,852	36,539,956	61,056,373	24,676,036
Preferred Securities	250,823,025	269,488,431	170,168,527	82,067,943

Note 6—Income Taxes—As of April 30, 2023, for Federal income tax purposes, the identified tax cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments owned were as follows:

130

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BDC Income	$715,497,468	$7,676,790	$(53,135,010)	$(45,458,220)
China Bond	44,342,035	9,687	(3,117,048)	(3,107,361)
Dynamic Income	498,470	25,805	(3,051)	22,754
Emerging Markets High Yield	520,264,394	1,170,263	(70,267,794)	(69,097,531)
Fallen Angel	3,226,914,491	6,096,296	(371,927,373)	(365,831,077)
Floating Rate	1,142,019,993	1,990,982	(10,966,083)	(8,975,101)
Green Bond	85,318,798	357,994	(8,973,450)	(8,615,456)
International High Yield	74,994,822	596,265	(9,267,391)	(8,671,126)
J.P. Morgan EM	3,676,680,793	81,704,707	(513,490,741)	(431,786,034)
Moody’s Analytics BBB	8,980,243	156,227	(656,472)	(500,245)
Moody’s Analytics IG	13,499,743	158,696	(961,451)	(802,755)
Mortgage REIT	268,856,570	2,733,254	(67,124,800)	(64,391,546)
Preferred Securities	1,213,402,486	40,256,681	(155,318,388)	(115,061,707)

At April 30, 2023, the components of total distributable earnings (loss) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Post-October Losses Deferred*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
BDC Income	$–	$(97,148,742)	$–	$(9,396)	$(45,458,220)	$(142,616,358)
China Bond	–	(3,278)	(2,899,947)	(1,266)	(3,101,953)	(6,006,444)
Dynamic Income	–	(2,103)	–	–	22,754	20,651
Emerging Markets High Yield	2,115,373	(190,694,468)	–	(40,195)	(69,097,463)	(257,716,753)
Fallen Angel	11,721,344	(294,346,257)	–	(67,963)	(365,831,077)	(648,523,953)
Floating Rate	5,690,344	(6,834,146)	–	(21,617)	(8,975,101)	(10,140,520)
Green Bond	191,712	(3,876,139)	–	(1,073)	(8,615,456)	(12,300,956)
International High Yield	–	(17,311,425)	(178,612)	(33,385)	(8,648,583)	(26,172,005)
J.P. Morgan EM	–	(390,163,851)	(43,707,011)	(258,607)	(432,435,498)	(866,564,967)
Moody’s Analytics BBB	31,875	(1,086,686)	–	–	(500,244)	(1,555,055)
Moody’s Analytics IG	45,239	(1,558,647)	–	–	(802,755)	(2,316,163)
Mortgage REIT	–	(107,517,395)	–	(16,359)	(64,391,546)	(171,925,300)
Preferred Securities	7,833,016	(65,204,508)	–	(3,100,357)	(115,061,707)	(175,533,556)

* Post-October losses represent certain ordinary, specified and / or capital losses incurred after October 31, 2022. These losses are deemed to arise on the first day of the funds’ next taxable year.

The tax character of distributions paid to shareholders was as follows:

	April 30, 2023		April 30, 2022
Fund	Ordinary Income*	Return of Capital	Ordinary Income*	Return of Capital
BDC Income	$59,501,743	$1,673,017	$42,704,368	$–
China Bond	–	1,816,350	4,150,280	44,520
Dynamic Income	11,730	1,494	–	–
Emerging Markets High Yield	37,523,220	–	63,324,700	–
Fallen Angel	148,186,700	–	188,041,825	–
Floating Rate	39,541,190	–	4,310,490	–
Green Bond	2,159,765	–	2,002,035	–
International High Yield	2,745,823	324,327	4,424,650	–
J.P. Morgan EM	23,143,273	149,840,524	88,822,978	81,656,280
Moody’s Analytics BBB	299,760	–	226,760	–
Moody’s Analytics IG	430,440	–	317,460	–
Mortgage REIT	16,885,952	5,467,268	12,587,387	12,142,443
Preferred Securities	62,856,300	–	55,455,503	932,857

* Includes short-term capital gains (if any).

131

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

At April 30, 2023, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
BDC Income	$(40,506,943)	$(56,641,799)	$(97,148,742)
China Bond	(3,278)	–	(3,278)
Dynamic Income	(2,103)	–	(2,103)
Emerging Markets High Yield	(81,332,811)	(109,361,657)	(190,694,468)
Fallen Angel	(111,381,375)	(182,964,882)	(294,346,257)
Floating Rate	(5,467,384)	(1,366,762)	(6,834,146)
Green Bond	(1,557,581)	(2,318,558)	(3,876,139)
International High Yield	(2,340,022)	(14,971,403)	(17,311,425)
J.P. Morgan EM	(113,988,972)	(276,174,879)	(390,163,851)
Moody’s Analytics BBB	(315,325)	(771,361)	(1,086,686)
Moody’s Analytics IG	(250,007)	(1,308,640)	(1,558,647)
Mortgage REIT	(22,675,713)	(84,841,682)	(107,517,395)
Preferred Securities	(25,152,834)	(40,051,674)	(65,204,508)

During the year ended April 30, 2023, China Bond utilized $58,775 of its capital loss carryforward available from prior years.

During the year ended April 30, 2023, as a result of permanent book to tax differences, primarily due to the tax treatment of in-kind redemptions, the Funds incurred differences that affected total distributable earnings (loss) and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
BDC Income	$(9,575,764)	$9,575,764
China Bond	1,078,277	(1,078,277)
Emerging Markets High Yield	115,643,740	(115,643,740)
Fallen Angel	78,570,118	(78,570,118)
Floating Rate	(681,805)	681,805
Green Bond	1,816,961	(1,816,961)
International High Yield	2,600,470	(2,600,470)
J.P. Morgan EM	9,754,072	(9,754,072)
Mortgage REIT	(528,760)	528,760
Preferred Securities	(2,609,407)	2,609,407

Realized gains or losses attributable to fluctuations in foreign exchange rates on investments and other foreign currency denominated assets and liabilities result in permanent book to tax differences, which may affect the tax character of distributions and undistributed net investment income at the end of the Funds’ fiscal year and may result in a tax return of capital.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended April 30, 2023, the Funds did not incur any interest or penalties.

132

China generally imposes withholding tax (“WHT”) at a rate of 10% (which may be reduced by the double taxation agreement/arrangement) on interest income derived by nonresidents in the Chinese corporate bond market, including Qualified Foreign Institutional Investors (“QFII”), Renminbi Qualified Foreign Institutional Investors (“RQFIIs”) and investors in the China Bond Connect Program.

On November 7, 2018, the PRC issued guidance (Circular 108) clarifying that nonresidents (including QFIIs, and RQFIIs) are exempted from withholding income tax and value added tax with respect to bond interest income derived in the Chinese domestic bond market from November 7, 2018 to November 6, 2021. On November 26, 2021, the PRC Ministry of Finance and PRC State Taxation Administration jointly issued Caishui [2021] No. 34 (“Circular 34”) to formally extend the tax exemption period provided in Circular 108 to December 31, 2025.

Additionally, under the PRC Corporate Income Tax regime, China also imposes WHT at a rate of 10% (subject to treaty relief) on PRC-sourced capital gains derived by nonresident enterprises, provided that the nonresident enterprises (i) do not have places of business, establishments or permanent establishments in the PRC; and (ii) are not PRC tax resident enterprises. However, capital gains derived by a nonresident pursuant to an RQFII license and investments through the China Bond Connect Program from the transfer of bonds issued by PRC entities are considered to be non PRC-sourced and therefore not subject to WHT.

PRC rules for taxation of RQFIIs (and QFIIs) and investment through the China Bond Connect Program are evolving and future tax guidance issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance may apply retroactively regarding the tax treatment of capital gains derived from the transfer of Chinese bonds by nonresidents, even if such rules are adverse to China Bond and J.P. Morgan EM and their shareholders. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding capital gains from Chinese Bonds to RQFIIs, which is the Sub-Adviser in this case, and begin collecting capital gains tax, China Bond could be subject to a tax liability via the Sub-Adviser. If the PRC tax authorities were to issue differing formal guidance or tax rules regarding capital gains from Chinese Bond investments made through the Bond Connect Program, and begin collecting capital gains tax, China Bond and J.P. Morgan EM could be subject to a tax liability. The impact of any such tax liability on the return for China Bond and J.P. Morgan EM could be substantial.

Note 7—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (see Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Investments in bonds or in Funds holding bonds involve risks, including market fluctuations caused by factors such as economic and political developments, changes in interest rates and perceived trends in security prices.

The Funds (except BDC Income, China Bond, Floating Rate, Mortgage REIT and Preferred Securities) may directly or indirectly invest in non-investment grade securities, often referred to as “junk bonds.” Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. These high yield securities may involve greater risks and considerations not typically associated with investing in U.S. government bonds and other high quality fixed-income securities. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high yield securities may be less liquid to the extent that there is no established retail secondary market. These Funds may not be able to sell bonds at desired prices and large purchases or sales of certain high-yield bond issues may cause substantial fluctuations in share price, yield and total return.

Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. These risks include devaluation of currencies, currency controls, less reliable information about

133

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Certain securities of Chinese issuers are, or may in the future become restricted, and the Funds may be forced to sell such restricted securities and incur a loss as a result.

BDC Income invests in business development companies which generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies.

China Bond, Emerging Markets High Yield, Fallen Angel, Green Bond, International High Yield, Floating Rate, J.P. Morgan EM, Moody’s Analytics BBB, and Moody’s Analytics IG invest in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. Foreign investments may also be subject to foreign taxes and settlement delays. Since the Funds may have significant investments in foreign debt securities, they may be subject to greater credit and interest risks and greater currency fluctuations than portfolios with significant investments in domestic debt securities.

Dynamic High Income ETF may concentrate its investments in ETPs that invest directly in, or have exposure to, equity and debt securities. Such investments may subject the ETPs to greater volatility than investments in traditional securities. The Fund is dependent on the performance of underlying funds and is subject to the risks of those funds.

Green Bond may invest in bonds whose proceeds are used principally for climate mitigation, climate adaption or other environmentally beneficial projects. Some “green” investments may be dependent on government tax incentives and subsidies and on political support for certain environmental technologies and companies.

Moody’s Analytics BBB invests in BBB-rated bonds, which are typically subject to greater risk of downgrade than other investment grade bonds. The risk of downgrade to below-investment grade will be heightened during an economic downturn or a substantial period of rising interest rates. Any downgrade of such bonds would relegate them from the investment grade universe to the high yield (or “junk” bond) universe, which could negatively affect their value.

Mortgage REIT invests directly in mortgage real estate investment trusts (“mortgage REITs”) and is exposed to the risks specific to the real estate market as well as the risks that relate specifically to the way in which mortgage REITs are organized and operated. Mortgage REITs receive principal and interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend credit. To the extent that a mortgage REIT invests in mortgage-backed securities, it may be subject to default risk or interest rate risk. Mortgage REIT may invest in mortgage REITs that may trade at a discount or premium to their net asset value.

Preferred Securities invests in preferred securities which are essentially contractual obligations that declare distributions but permit the issuer to defer or suspend distributions. For tax purposes, this may require the Fund to account for the distribution that has been deferred or suspended, even though it may not have received this income. Preferred securities are also subject to credit risk. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely distributions of dividends. In addition, preferred securities are subject to interest rate risk. Preferred securities interest rates may move in an inverse direction to that of general interest rates.

Preferred Securities may invest directly in real estate investment trusts (“REITs”) and is exposed to the risk of owning real estate directly, as well as to risks that relate specifically to the way in which REITs are organized and operated. REITs generally invest directly in real estate, in mortgages or in some combination of the two. The Fund indirectly bears management expenses along with the direct expenses of the Fund. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. REITs may also be subject to heavy cash flow dependency, default by borrowers and self-liquidation.

134

The Funds (except for BDC Income, China Bond, J.P. Morgan EM, and Mortgage REIT) invest in certain financial instruments that may pay interest based on, or otherwise have payments tied to, the London Inter-bank Offered Rate (“LIBOR”). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs continue to be provided on a representative basis until June 30, 2023 when alternatives to LIBOR, such as the Secured Overnight Financing Rate (SOFR) will replace LIBOR.

Should the Chinese government impose restrictions on the ability of China Bond to repatriate funds associated with direct investment in bonds issued in the PRC, the Fund may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

A unitary management fee was adopted on May 1, 2021, for BDC Income, Emerging Markets High Yield, Fallen Angel, Green Bond, International High Yield, Floating Rate, Mortgage REIT, and Preferred Securities. For these Funds, the liability for the Plan shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities represents amounts accrued through April 30, 2021. Dynamic Income, Moody’s Analytics BBB and Moody’s Analytics IG commenced operations with a unitary management fee and therefore bear no costs or liabilities relative to the Plan.

For China Bond and J.P. Morgan EM, the expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations, and the liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at April 30, 2023 is presented on a gross basis in the Schedules of Investments and Statements of Assets and

135

VANECK ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of April 30, 2023:

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
BDC Income	$141,163,568	$92,435,917	$51,818,720	$144,254,637
Emerging Markets High Yield	34,385,345	32,767,820	2,916,268	35,684,088
Fallen Angel	129,926,938	124,494,085	12,759,082	137,253,167
Floating Rate	3,317,907	3,402,096	–	3,402,096
Green Bond	6,034,699	2,137,597	4,054,715	6,192,312
International High Yield	1,682,952	1,677,588	80,037	1,757,625
J.P. Morgan EM	87,798,667	91,541,238	–	91,541,238
Moody’s Analytics BBB	183,947	179,987	9,361	189,348
Moody’s Analytics IG	208,434	214,133	–	214,133
Mortgage REIT	50,909,349	15,312,549	36,451,955	51,764,504
Preferred Securities	39,470,761	39,388,693	1,054,539	40,443,232

The following table presents money market fund investments held as collateral by type of security on loan as of April 30, 2023:

	Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Corporate Bonds	Equity Securities	Government Obligations
BDC Income	$–	$92,435,917	$–
Emerging Markets High Yield	32,767,820	–	–
Fallen Angel	124,494,085	–	–
Green Bond	2,124,565	13,032	–
International High Yield	1,677,588	–	–
J.P. Morgan EM	–	–	91,541,238
Moody’s Analytics BBB	179,987	–	–
Moody’s Analytics IG	214,133	–	–
Mortgage REIT	–	15,312,549	–
Preferred Securities	–	39,388,693	–

* Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds based on prevailing market rates in effect at the time of borrowings. During the year ended April 30, 2023, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
BDC Income	301	$2,786,856	4.50%
China Bond	13	1,795,926	3.28
Fallen Angel	13	12,625,306	2.60
Floating Rate	9	10,028,313	3.57
Green Bond	4	146,679	4.06
International High Yield	31	149,303	4.45
J.P. Morgan EM	131	4,364,976	4.21
Mortgage REIT	221	1,469,200	4.86
Preferred Securities	112	2,688,790	4.64

Outstanding loan balances as of April 30, 2023, if any, are reflected in the Statements of Assets and Liabilities.

136

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck ETF Trust and Shareholders of each of the thirteen funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (thirteen of the funds constituting VanEck ETF Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Funds

VanEck BDC Income ETF (1)	VanEck International High Yield Bond ETF (1)
VanEck China Bond ETF (1)	VanEck J.P. Morgan EM Local Currency Bond ETF (1)
VanEck Dynamic High Income ETF (2)	VanEck Moody’s Analytics BBB Corporate Bond ETF (1)
VanEck Emerging Markets High Yield Bond ETF (1)	VanEck Moody’s Analytics IG Corporate Bond ETF (1)
VanEck Fallen Angel High Yield Bond ETF (1)	VanEck Mortgage REIT Income ETF (1)
VanEck Green Bond ETF (1)	VanEck Preferred Securities ex Financials ETF (1)
VanEck IG Floating Rate ETF (1)

(1) Statement of operations, statement of changes in net assets, and financial highlights for the year ended April 30, 2023.

(2) Statement of operations, statement of changes in net assets, and financial highlights for the period November 2, 2022 (commencement of operations) through April 30, 2023.

The financial statements of the Funds (other than VanEck Dynamic High Income ETF) as of and for the year or period ended April 30, 2022, and the financial highlights for each of the periods ended on or prior to April 30, 2022 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated June 23, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023, by correspondence with the

137

VANECK ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
New York, New York
June 27, 2023

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

138

VANECK ETF TRUST

TAX INFORMATION

(unaudited)

The information set forth below is for each Fund’s fiscal year. Shareholders, however, must report dividends on a calendar year basis for income tax purposes, which may include dividends for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for calendar year 2023 income tax purposes will be sent to them in early 2024. Please consult your tax advisor regarding the appropriate treatment of these distributions.

Fund Name	Ticker Symbol	Payable	Total Distribution Per Share	Return of Capital (a)	Income Dividends	Foreign Taxes Paid (b)		Total Ordinary Income Dividends	Foreign Source Income as % of Total Ordinary Income (b)
China Bond	CBON	Monthly	$0.5068	$0.5068	$—	$—		$—	—%
Emerging Markets High Yield	HYEM	Monthly	1.1801	—	1.1801	—		1.1801	95.58
Fallen Angel	ANGL	Monthly	1.3382	—	1.3382	—		1.3382	—
Floating Rate	FLTR	Monthly	0.8770	—	0.8770	—		0.8770	—
Green Bond	GRNB	Monthly	0.6361	—	0.6361	—		0.6361	56.29
International High Yield	IHY	Monthly	0.9943	0.1045	0.8898	0.0000	(c)	0.8898	100.00
J.P. Morgan EM	EMLC	Monthly	1.4186	1.2373	0.1813	0.0382		0.2195	100.00
Moody’s Analytics BBB	MBBB	Monthly	0.7494	—	0.7494	—		0.7494	—
Moody’s Analytics IG	MIG	Monthly	0.7174	—	0.7174	—		0.7174	—

Fund	Ticker	Payable	Section 163(j) - Interest Dividends as a % of the Total Ordinary Income Distributions (d)	Qualified Interest Income (QII) as a % of the Total Ordinary Income Distribution (e)
Emerging Markets High Yield	HYEM	Monthly	98.86%	–%
Fallen Angel	ANGL	Monthly	93.48%	76.21%
Floating Rate	FLTR	Monthly	99.13%	63.69%
Green Bond	GRNB	Monthly	92.28%	35.16%
International High Yield	IHY	Monthly	99.31%	–%
J.P. Morgan EM	EMLC	Monthly	99.90%	–%
Moody’s Analytics BBB	MBBB	Monthly	95.28%	63.30%
Moody’s Analytics IG	MIG	Monthly	95.32%	57.59%

(a) A return of capital is not considered taxable income to shareholders. Shareholders who received these distributions should not include these amounts in taxable income and should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should use the more detailed information provided on Form 8937 - Organizational Actions Affecting Basis provided on the funds’ website at www.vaneck.com.

(b) Funds with an amount in these columns have qualified to pass-through foreign taxes and foreign source income to their shareholders. Accordingly, shareholders may include their share of foreign source income on Form 1116 (Form 1118 for corporations) and may either deduct your portion of the taxes in computing your taxable income or take a credit for such taxes against your tax liability. To determine your portion of foreign source income, multiply the dollar amount of your ordinary dividends by the percentage indicated.

(c) Amount represents less than $0.0001 per share.

(d) These amounts represent distributions paid during the taxable year ended April 30, 2023 that are eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder. To treat a dividend as interest income, shareholders must have held shares on which the dividend was paid for at least 180 days during the 361-day period surrounding the ex-dividend date of the distribution.

(e) These amounts represent distributions paid during the taxable year ended April 30, 2023 that were considered to be Qualified Interest Income (“QII”) distributions. The QII distributions may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.

139

VANECK ETF TRUST

TAX INFORMATION

(unaudited) (continued)

Fund Name	Ticker Symbol	Payable	Total Distribution Per Share	Return of Capital (a)	Income Dividends	Foreign Taxes Paid (b)	Total Ordinary Income Dividends	Foreign Source Income as % of Total Ordinary Income (b)
BDC Income	BIZD	Quarterly	$1.6741	$0.0424	$1.6317	$—	$1.6317	—%
Dynamic Income	INC	Quarterly	0.6612	0.0747	0.5865	0.0020	.05885	16.44
Mortgage REIT	MORT	Quarterly	1.6098	0.3954	1.2144	—	1.2144	—
Preferred Securities	PFXF	Monthly	1.1353	—	1.1353	—	1.1353	—

Fund	Ticker	Payable	Percent of Ordinary Income Dividends that are QDI Eligible (c)	Percent of Ordinary Income Dividends that are DRD Eligible (d)	Section 199A QBI as a Percent of Ordinary Income Dividends (e) (f)	Section 163(j) - Interest Dividends as a % of the Total Ordinary Income Distributions (g)	Qualified Interest Income (QII) as a % of the Total Ordinary Income Distribution (h)
BDC Income	BIZD	Quarterly	1.21%	0.05%	0.58%	52.43%	41.35%
Dynamic Income	INC	Quarterly	19.02%	18.33%	9.23%	49.37%	24.96%
Mortgage REIT	MORT	Quarterly	2.50%	–%	62.65%	–%	–%
Preferred Securities	PFXF	Monthly	27.29%	25.85%	14.21%	46.54%	38.27%

(a) A return of capital is not considered taxable income to shareholders. Shareholders who received these distributions should not include these amounts in taxable income and should treat them as a reduction of the cost basis of the applicable shares upon which these distributions were paid. In order to compute the required adjustment to cost basis, a shareholder should use the more detailed information provided on Form 8937 - Organizational Actions Affecting Basis provided on the funds’ website at www.vaneck.com.

(b) Funds with an amount in these columns have qualified to pass-through foreign taxes and foreign source income to their shareholders. Accordingly, shareholders may include their share of foreign source income on Form 1116 (Form 1118 for corporations) and may either deduct your portion of the taxes in computing your taxable income or take a credit for such taxes against your tax liability. To determine your portion of foreign source income, multiply the dollar amount of your ordinary dividends by the percentage indicated.

(c) All or a portion of a shareholder’s ordinary income dividend may be taxed at a reduced capital gains rate rather than the higher marginal tax rates applicable to ordinary income. The amount of a dividend subject to this lower rate is known as Qualified Dividend Income or QDI and is reported in Box 1b of the Form 1099-DIV. Shareholders who received Form 1099-DIV should use the amounts reported to them on Form 1099-DIV when preparing their tax return.

To treat a dividend as qualifying for lower rates, shareholders must have held shares on which the dividend was paid for at least 61 days during the 121-day period beginning 60 days before the ex-dividend date of the distribution.

(d) QDI information does not apply to shareholders that are corporations for U.S. tax purposes. Corporate shareholders should use the information regarding the Dividends Received Deduction or DRD. This data is being provided to corporate shareholders in order for them to compute their share of dividends qualifying for the DRD for corporations. To determine your share of income eligible for the DRD, multiply the dollar amount of your ordinary dividends by the percentage indicated.

(e) The Section 199A amount represents the percentage of each Fund’s ordinary income distributions that represent Qualified Business Income (QBI) for purposes of the Internal Revenue Code Section 199A deduction. Section 199A allows a deduction of up to 20% on QBI for non-corporate taxpayers.

To treat a dividend as qualifying for the QBI or DRD, shareholders must have held shares on which the dividend was paid for at least 46 days during the 91-day period beginning 45 days before the ex-dividend date of the distribution.

(f) Amounts are estimated and subject to change. Shareholders should utilize the information on their 2023 Form 1099s received in 2024.

(g) These amounts represent distributions paid during the taxable year ended April 30, 2023 that are eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder. To treat a dividend as interest income, shareholders must have held shares on which the dividend was paid for at least 180 days during the 361-day period surrounding the ex-dividend date of the distribution.

(h) These amounts represent distributions paid during the taxable year ended April 30, 2023 that were considered to be Qualified Interest Income (“QII”) distributions. The QII distributions may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.

140

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

April 30, 2023 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

David H. Chow, 1957*†	Trustee Chairperson	Since 2006 2008 to 2022	Founder and CEO, DanCourt Management LLC (financial/ strategy consulting firm and Registered Investment Adviser), March 1999 to present.	70	Trustee, Berea College of Kentucky, May 2009 to present and currently Chairman of the Investment Committee; Trustee, MainStay Fund Complex[4], January 2016 to present and currently Chairman of the Investment Committee. Formerly, Member of the Governing Council of the Independent Directors Council, October 2012 to September 2020.

Laurie A. Hesslein, 1959*†	Trustee	Since 2019	Citigroup, Managing Director and Business Head, Local Consumer Lending North America, and CEO and President, CitiFinancial Servicing LLC (2013 - 2017).	70	Formerly, Trustee, First Eagle Senior Loan Fund, March 2017 to December 2021; and Trustee, Eagle Growth and Income Opportunities Fund, March 2017 to December 2020.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle).	82	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Peter J. Sidebottom, 1962*†	Chairperson Trustee	Since 2022 Since 2012	Global Lead Partner, Financial Services Strategy, Accenture, January 2021 to present; Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to December 2021.	70	Formerly, Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	82	Director, Food and Friends, Inc., 2013 to present.
Interested Trustee

Jan F. van Eck, 1963[5]	Trustee, Chief Executive Officer and President	Trustee (Since 2006); Chief Executive Officer and President (Since 2009)	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust	82	Director, National Committee on US-China Relations.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
[3]	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
[4]	The MainStay Fund Complex consists of MainStay Funds, MainStay Funds Trust, MainStay VP Funds Trust and MainStay MacKay Defined Term Municipal Opportunities Fund.
[5]	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended. Mr. van Eck is an officer of VEAC, VEARA and VESC.
141

VANECK ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 2006	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC. Formerly, Managing Director, Legg Mason, Inc.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of VEAC.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Nicholas Jackson, 1974	Assistant Vice President	Since 2018	Director, Business Development of VanEck Australia Pty Ltd. Formerly, Vice President, Business Development of VanEck Australia Pty Ltd.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Matthew McKinnon, 1970	Assistant Vice President	Since 2018	Head of Asia - Business Development of VanEck Australia Pty Ltd. Formerly, Director, Intermediaries and Institutions of VanEck Australia Pty Ltd.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP; Assistant General Counsel, Fred Alger Management, Inc.

Arian Neiron, 1979	Vice President	Since 2018	CEO (since 2021) & Managing Director and Head of Asia Pacific of VanEck Australia Pty Ltd.; Officer and/or Director of other companies affiliated with VEAC and/or the Trust.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA. Officer of other investment companies advised by VEAC and VEARA.

Adam Phillips, 1970	Vice President	Since 2018	ETF Chief Operating Officer of VEAC; Director of other companies affiliated with VEAC.
142

Philipp Schlegel, 1974	Vice President	Since 2016	Managing Director of Van Eck Switzerland AG.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

[1]	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
[2]	Officers are elected yearly by the Trustees.
143

VANECK ETF TRUST

FUNDS’ LIQUIDITY RISK MANAGEMENT PROGRAM

(unaudited)

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, the Funds have implemented a Liquidity Risk Management Program (the “Program”). The Program outlines certain techniques, tools and arrangements employed for the assessment and management of Fund liquidity risk, and the terms, contents and frequency of reporting of certain issues to the Board. Liquidity is managed taking account of the Funds’ investment strategy, liquidity profile, and, importantly, the fact that for many Funds, redemptions are settled primarily as in-kind redemptions. In this regard, certain of the Funds qualify as “In-Kind ETFs” under the Liquidity Rule because they meet redemptions through in-kind transfers of securities, positions and assets other than a de minimis amount of cash and publish their portfolio holdings daily. In-Kind ETFs are exempt from the Liquidity Rule’s classification and highly liquid investment minimum (“HLIM”) provisions, discussed below.

Under the Program and in accordance with the Liquidity Rule, each Fund’s liquidity risk is assessed at least annually taking into consideration certain factors enumerated in the Liquidity Rule, as applicable. The Liquidity Rule calls for considering certain such factors under both normal and reasonably foreseeable stressed market conditions.

With respect to each Fund that does not qualify under the Liquidity Rule as an “In-Kind ETF,” the Liquidity Rule and the Program require that each portfolio holding be classified into one of four liquidity classification categories. The Liquidity Rule requires that such classification determinations be made taking into account relevant market, trading and investment-specific considerations as well as market depth. The relevant Funds utilize data from a third-party vendor to assist with these determinations.

Funds that do not qualify as “In-Kind ETFs” are also required to determine and periodically review an HLIM – a minimum percentage of Fund net assets that are to be invested in Highly Liquid Investments that are assets – and adopt certain related procedures. A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

The Liquidity Rule provides an exemption from the HLIM requirements for Funds that “primarily” hold Highly Liquid Investments, as defined in the Program. For the period January 1, 2022 to December 31, 2022 (the “Review Period”), the Funds that were not In-Kind ETFs qualified for an exemption and therefore have not determined an HLIM or adopted the related procedures.

The Board reviewed a report (“Report”) prepared by each Fund’s Adviser regarding the operation and effectiveness of the Program for the Review Period. The Report noted that, during the Review Period, the Funds maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” The Report also noted the effectiveness of the Funds’ liquidity risk management during such time. Further information on liquidity risks applicable to the Fund can be found in the Fund’s prospectus.

144

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a VanEck ETF Trust (the “Trust”) prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the Fund carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.826.2333	INCOMEAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that David Chow, Laurie A. Hesslein, R. Alastair Short, Peter Sidebottom and Richard Stamberger, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is April 30.

(a)	Audit Fees. The aggregate Audit Fees of PricewaterhouseCoopers LLP for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended April 30, 2023 and April 30, 2022, were $450,180 and $0, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of PricewaterhouseCoopers LLP for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended April 30, 2023 and April 30, 2022, were $183,250 and $0, respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of five Independent Trustees. Ms. Hesslein and Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short served as Chairman of the Audit Committee until December 1, 2022. Since such date, Ms. Hesslein is the Chairwoman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(b) Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VANECK ETF TRUST

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date July 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date July 7, 2023

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date July 7, 2023